UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-23147

First Trust Exchange-Traded Fund VIII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
For the Year Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Unconstrained Plus Bond ETF (UCON)
First Trust TCW Securitized Plus ETF (DEED)
First Trust TCW Emerging Markets Debt ETF (EFIX)

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or TCW Investment Management Company LLC (“TCW” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub- Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of the relevant benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VIII
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the “Funds”), which contains detailed information about the Funds for the twelve months ended August 31, 2023.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust TCW Opportunistic Fixed Income ETF (FIXD)
The investment objective of the First Trust TCW Opportunistic Fixed Income ETF (the “Fund”) is to seek to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in fixed income securities. The Fund’s investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities (TIPS); agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities (ABS); U.S. corporate bonds; fixed income securities issued by non-U.S. corporations and governments, including issuers with significant ties to emerging market countries; bank loans, including first lien senior secured floating rate bank loans and covenant lite loans; municipal bonds; collateralized loan obligations (CLOs); Rule 144A securities, and other debt securities bearing fixed, floating or variable interest rates of any maturity. The Fund may also invest in preferred stock and common stock. The Fund may utilize listed and over-the-counter derivatives instruments. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “FIXD.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 8/31/23	5 Years Ended 8/31/23	Inception (2/14/17) to 8/31/23	5 Years Ended 8/31/23	Inception (2/14/17) to 8/31/23
Fund Performance
NAV*	-2.15%	0.40%	0.70%	1.99%	4.69%
Market Price	-1.68%	0.44%	0.74%	2.22%	4.92%
Index Performance
Bloomberg U.S. Aggregate Bond Index	-1.19%	0.49%	0.73%	2.47%	4.86%
(See Notes to Fund Performance Overview on page 12.)

Performance of a $10,000 Initial Investment
February 14, 2017 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$10,486
$10,469
2/14/17
2/28/17
8/31/17
2/28/18
8/31/18
2/28/19
8/31/19
2/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust TCW Opportunistic Fixed Income ETF
Bloomberg U.S. Aggregate Bond Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in securitized product investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.005 per share on that date, which represented a positive impact on the Fund’s performance of 0.01%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been -2.15%, 0.40%, 0.70%, 2.00%, and 4.69% in the one-year, five-years average annual, since inception average annual, five-years cumulative, and since inception cumulative periods ended August 31, 2023, respectively.

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Opportunistic Fixed Income ETF (FIXD) (Continued)

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	33.2%
U.S. Government Bonds and Notes	32.9
Corporate Bonds and Notes	20.2
Asset-Backed Securities	10.3
Mortgage-Backed Securities	8.6
Foreign Corporate Bonds and Notes	5.7
Senior Floating-Rate Loan Interests	1.5
Foreign Sovereign Bonds and Notes	1.1
Municipal Bonds	0.5
Common Stocks	0.0(1)
Rights	0.0(1)
U.S. Treasury Bills	4.7
Money Market Funds	0.9
Net Other Assets and Liabilities(2)	(19.6)
Total	100.0%

Credit Quality(3)	% of Fixed-Income Investments
Government/Agency	59.6%
AAA	2.7
AA+	0.3
AA	1.6
AA-	1.2
A+	0.7
A	2.1
A-	5.3
BBB+	3.9
BBB	5.7
BBB-	4.7
BB+	2.3
BB	1.3
BB-	1.4
B+	0.2
B	0.8
B-	1.1
CCC+	0.2
CCC	1.5
CCC-	0.4
CC	2.1
C	0.1
D	0.8
NR	0.0(1)
Total	100.0%

Top Ten Holdings	% of Fixed-Income Investments
U.S. Treasury Note, 4.38%, 08/31/28	8.2%
U.S. Treasury Note, 5.00%, 08/31/25	6.1
U.S. Treasury Bond, 4.38%, 08/15/43	3.6
U.S. Treasury Bond, 4.13%, 08/15/53	3.4
U.S. Treasury Bill, 0.00%, 11/28/23	3.3
Federal National Mortgage Association, Pool TBA, 5.50%, 09/15/53	2.3
U.S. Treasury Note, 3.88%, 08/15/33	2.3
Federal National Mortgage Association, Pool TBA, 2.00%, 10/15/53	2.2
Federal National Mortgage Association, Pool TBA, 4.50%, 10/15/53	2.0
U.S. Treasury Note, 4.13%, 07/31/28	1.7
Total	35.1%

(1)	Amount is less than 0.1%.
(2)	Includes variation margin on futures contracts, unrealized appreciation/depreciation on forward foreign currency contracts and unrealized appreciation/depreciation on interest rate swap agreements.
(3)
The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and
U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Unconstrained Plus Bond ETF (UCON)
The investment objective of the First Trust TCW Unconstrained Plus Bond ETF (the “Fund”) is to seek to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of fixed income securities. The Fund’s investment sub-advisor, TCW Investment Management Company LLC, manages the Fund’s portfolio in an “unconstrained” manner, meaning that its investment universe is not limited to the securities of any particular index and it has discretion to invest in fixed income securities of any type or credit quality, including up to 70% of its net assets in high yield (or “junk”) securities, up to 60% of its net assets in securities issued by issuers with significant ties to emerging market countries and up to 50% of its net assets in securities denominated in non-U.S. currencies. The Fund’s investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities (TIPS); agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities (ABS); U.S. corporate bonds; fixed income securities issued by non-U.S. corporations and governments, including issuers with significant ties to emerging market countries; bank loans, including first lien senior secured floating rate bank loans and covenant lite loans; municipal bonds; collateralized loan obligations (CLOs); Rule 144A securities, and other debt securities bearing fixed, floating or variable interest rates of any maturity. The Fund may also invest in preferred stock and common stock and the Fund may utilize listed and over-the-counter derivatives instruments. Under normal market conditions, the Fund’s average portfolio duration will vary from between 0 to 10 years. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol “UCON.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 8/31/23	5 Years Ended 8/31/23	Inception (6/4/18) to 8/31/23	5 Years Ended 8/31/23	Inception (6/4/18) to 8/31/23
Fund Performance
NAV	3.18%	2.47%	2.56%	12.97%	14.17%
Market Price	3.18%	2.49%	2.64%	13.07%	14.63%
Index Performance
ICE BofA 3-Month US Treasury Bill Index	4.25%	1.65%	1.67%	8.55%	9.08%
ICE BofA US Dollar 3-Month Deposit Offered Rate Average Index(1)	4.62%	1.92%	1.94%	9.97%	10.60%
Bloomberg US Aggregate Bond Index	-1.19%	0.49%	0.67%	2.47%	3.58%

(1)
On May 31, 2023, the ICE BofA US Dollar 3-Month Deposit Offered Rate Average Index will be replaced as a securities market index for the
Fund with the ICE BofA 3-Month US Treasury Bill Index in connection with the phase out of the London interbank offered rate.

(See Notes to Fund Performance Overview on page 12.)

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Unconstrained Plus Bond ETF (UCON) (Continued)

Performance of a $10,000 Initial Investment
June 4, 2018 - August 31, 2023

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
6/4/18
8/31/18
2/28/19
8/31/19
2/28/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$11,417
$11,060
$10,908
$10,358
First Trust TCW Unconstrained Plus Bond ETF
ICE BofA 3-Month U.S. Treasury Bill Index
ICE BofA US Dollar 3-Month Deposit Offered Rate Average Index
Bloomberg US Aggregate Bond Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in securitized product investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Unconstrained Plus Bond ETF (UCON) (Continued)

Fund Allocation	% of Net Assets
Mortgage-Backed Securities	24.4%
Asset-Backed Securities	24.3
U.S. Government Agency Mortgage-Backed Securities	21.3
Corporate Bonds and Notes	19.5
Foreign Corporate Bonds and Notes	7.3
U.S. Government Bonds and Notes	7.2
Foreign Sovereign Bonds and Notes	3.3
U.S. Government Agency Securities	2.0
Municipal Bonds	0.0(1)
Common Stocks	0.0(1)
Rights	0.0(1)
U.S. Treasury Bills	9.1
Money Market Funds	3.3
Net Other Assets and Liabilities(2)	(21.7)
Total	100.0%

Credit Quality(3)	% of Fixed-Income Investments
Government/Agency	33.5%
AAA	5.4
AA+	1.2
AA	2.3
AA-	1.6
A+	0.7
A	2.1
A-	5.1
BBB+	3.3
BBB	7.6
BBB-	6.0
BB+	2.8
BB	4.1
BB-	2.2
B+	1.3
B	2.1
B-	1.9
CCC+	1.2
CCC	5.0
CCC-	2.4
CC	5.9
C	1.1
D	1.2
NR	0.0(1)
Total	100.0%

Top Ten Holdings	% of Fixed-Income Investments
U.S. Treasury Note, 5.00%, 08/31/25	5.4%
U.S. Treasury Bill, 0.00%, 10/19/23	4.1
U.S. Treasury Bill, 0.00%, 10/12/23	3.2
Federal National Mortgage Association, Pool TBA, 5.50%, 09/15/53	2.7
Federal National Mortgage Association, Pool TBA, 2.00%, 10/15/53	2.6
Federal National Mortgage Association, Pool TBA, 5.00%, 10/15/53	2.1
Federal National Mortgage Association, Pool TBA, 5.00%, 09/15/53	1.8
Federal Home Loan Bank Discount Notes, 0.00%, 10/18/23	1.7
Federal National Mortgage Association, Pool TBA, 3.00%, 10/15/53	1.6
Federal National Mortgage Association, Pool TBA, 4.50%, 10/15/53	1.6
Total	26.8%

(1)	Amount is less than 0.1%.
(2)	Includes variation margin on futures contracts, unrealized appreciation/depreciation on forward foreign currency contracts and unrealized appreciation/depreciation on interest rate swap agreements.
(3)
The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and
U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Securitized Plus ETF (DEED)
The First Trust TCW Securitized Plus ETF seeks to maximize long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in securitized debt securities, including asset-backed securities, residential and commercial mortgage-backed securities and collateralized loan obligations (CLOs). The Fund’s investment sub-advisor, TCW Investment Management Company LLC (“TCW” or the “Sub-Advisor”), seeks to outperform the Bloomberg U.S. Mortgage-Backed Securities Index over time through the utilization of independent, bottom-up research to identify securities that are relatively undervalued. Under normal conditions, the Fund’s average portfolio duration varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Mortgage-Backed Securities Index. As a separate measure, there is no limit on the weighted average maturity of the Fund’s portfolio. While maturity refers to the expected life of a security, duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest. The Fund may utilize listed and over-the-counter derivatives instruments. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol “DEED.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (4/29/20) to 8/31/23	Inception (4/29/20) to 8/31/23
Fund Performance
NAV	-3.62%	-2.54%	-8.22%
Market Price	-3.31%	-2.56%	-8.29%
Index Performance
Bloomberg U.S. Mortgage-Backed Securities Index	-2.10%	-3.58%	-11.46%
(See Notes to Fund Performance Overview on page 12.)

Performance of a $10,000 Initial Investment
April 29, 2020 - August 31, 2023

$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
4/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$9,178
$8,854
First Trust TCW Securitized Plus ETF
Bloomberg U.S. Mortgage-Backed Securities Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in securitized product investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Securitized Plus ETF (DEED) (Continued)

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	70.0%
Mortgage-Backed Securities	31.2
Asset-Backed Securities	29.0
U.S. Government Bonds and Notes	0.0(1)
Money Market Funds	0.8
Net Other Assets and Liabilities(2)	(31.0)
Total	100.0%

Credit Quality(3)	% of Fixed-Income Investments
Government/Agency	52.6%
AAA	3.2
AA+	1.0
AA	4.2
AA-	2.0
A+	0.6
A	0.6
A-	1.4
BBB+	0.0(1)
BBB	2.3
BBB-	1.8
BB	3.9
BB-	0.5
B+	0.7
B	2.3
B-	3.7
CCC+	0.6
CCC	4.4
CCC-	2.0
CC	7.0
C	2.2
D	3.0
Total	100.0%

Top Ten Holdings	% of Fixed-Income Investments
Government National Mortgage Association, Pool TBA, 2.50%, 09/15/53	4.5%
Federal National Mortgage Association, Pool TBA, 2.50%, 09/15/53	2.9
Federal National Mortgage Association, Pool TBA, 5.50%, 09/15/53	2.9
Federal National Mortgage Association, Pool TBA, 2.00%, 10/15/53	2.8
Federal National Mortgage Association, Pool TBA, 5.00%, 10/15/53	2.1
Government National Mortgage Association, Pool TBA, 4.50%, 09/15/53	1.8
Federal National Mortgage Association, Pool TBA, 5.00%, 09/15/53	1.8
Federal National Mortgage Association, Pool TBA, 4.50%, 10/15/53	1.7
Federal Home Loan Mortgage Corporation, Pool RA5855, 2.50%, 09/01/51	1.4
LHOME Mortgage Trust, 2.36%, 09/25/26	1.2
Total	23.1%

(1)	Amount is less than 0.1%.
(2)	Includes variation margin on futures contracts and unrealized appreciation/depreciation on forward foreign currency contracts.
(3)
The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and
U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Emerging Markets Debt ETF (EFIX)
The First Trust TCW Emerging Markets Debt ETF (the “Fund”) seeks to provide high total return from current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in debt securities issued or guaranteed by companies, financial institutions and government entities located in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related security or instrument, is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index. The Fund’s investments include, but are not limited to, debt securities issued by sovereign entities, quasi-sovereign entities and corporations. “Quasi-Sovereign” refers to an entity that is either 100% owned by a sovereign entity or whose debt is 100% guaranteed by a sovereign entity. The Fund may invest up to 25% of its net assets in securities issued by corporations in emerging market countries that are not Quasi-Sovereign entities. The Fund will invest at least 90% of its assets in dollar-denominated securities. The Fund may utilize listed and over-the-counter derivatives instruments. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol “EFIX.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (2/17/21) to 8/31/23	Inception (2/17/21) to 8/31/23
Fund Performance
NAV	4.67%	-5.38%	-13.07%
Market Price	5.75%	-5.11%	-12.44%
Index Performance
JP Morgan Emerging Market Bond Index Global Diversified	5.76%	-5.79%	-14.03%
(See Notes to Fund Performance Overview on page 12.)

Performance of a $10,000 Initial Investment
February 17, 2021 - August 31, 2023

$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
2/17/21
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$8,693
$8,597
First Trust TCW Emerging Markets Debt ETF
JP Morgan Emerging Market Bond Index Global Diversified

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust TCW Emerging Markets Debt ETF (EFIX) (Continued)

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	64.8%
Foreign Corporate Bonds and Notes	29.8
Corporate Bonds and Notes	3.2
Money Market Funds	0.7
Net Other Assets and Liabilities(1)	1.5
Total	100.0%

Credit Quality(2)	% of Fixed-Income Investments
AA	1.7%
AA-	2.5
A+	4.3
A-	5.6
BBB+	2.1
BBB	9.6
BBB-	17.5
BB+	9.0
BB	7.0
BB-	10.9
B+	7.2
B	8.6
B-	6.0
CCC+	2.0
CCC	1.4
CCC-	1.6
CC	0.7
D	2.3
Total	100.0%

Top Ten Holdings	% of Fixed-Income Investments
KazMunayGas National Co. JSC, 4.75%, 04/19/27	3.0%
Uruguay Government International Bond, 5.10%, 06/18/50	2.1
Turkey Government International Bond, 9.38%, 01/19/33	2.0
Mexico Government International Bond, 6.35%, 02/09/35	2.0
Finance Department Government of Sharjah, 6.50%, 11/23/32	2.0
Qatar Energy, 3.30%, 07/12/51	1.9
Mexico Government International Bond, 6.34%, 05/04/53	1.8
Petroleos Mexicanos, 6.49%, 01/23/27	1.7
Greensaif Pipelines Bidco Sarl, 6.13%, 02/23/38	1.6
Hungary Government International Bond, 5.25%, 06/16/29	1.6
Total	19.7%

(1)	Includes unrealized appreciation/depreciation on credit default swap agreements.
(2)
The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and
U.S. Agency mortgage-backed securities appear under “Government/Agency.” Credit ratings are subject to change.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust TCW Opportunistic Fixed Income ETF (“FIXD”), the First Trust TCW Unconstrained Plus Bond ETF (“UCON”), the First Trust TCW Securitized Plus ETF (“DEED”), and the First Trust TCW Emerging Markets Debt ETF (“EFIX”) (each a “Fund”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
TCW Investment Management Company LLC (“TCW” or the “Sub-Advisor”) serves as investment sub-advisor. In this capacity, TCW is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. TCW, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017, was founded in 1987, and is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW Group”). TCW, together with TCW Group and its other subsidiaries, which provide investment management and investment advisory services, had approximately $209 billion under management or committed to management, including $179 billion of U.S. fixed income investments, as of August 31, 2023.
Portfolio Management Team
First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Bryan T. Whalen, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer and Co-Director in the Fixed Income Group of TCW
Stephen M. Kane, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer and Co-Director in the Fixed Income Group of TCW
Laird Landmann, Generalist Portfolio Manager and Co-Director in the Fixed Income Group of TCW
First Trust TCW Unconstrained Plus Bond ETF (UCON)
Bryan T. Whalen, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer and Co-Director in the Fixed Income Group of TCW
Stephen M. Kane, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer and Co-Director in the Fixed Income Group of TCW
Laird Landmann, Generalist Portfolio Manager and Co-Director in the Fixed Income Group of TCW
Steven J. Purdy, Managing Director, Specialist Portfolio Manager and Co-Head of Global Credit of TCW
First Trust TCW Securitized Plus ETF (DEED)
Bryan T. Whalen, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer and Co-Director in the Fixed Income Group of TCW
Mitchell Flack, Specialist Portfolio Manager and Managing Director in the Fixed Income Group of TCW
Elizabeth J. Crawford, Specialist Portfolio Manager and Managing Director in the Fixed Income Group of TCW
First Trust TCW Emerging Markets Debt ETF (EFIX)
Penelope D. Foley, Group Managing Director at TCW
David I. Robbins, Group Managing Director at TCW
Alex Stanojevic, Group Managing Director at TCW
On or about September 6, 2023, Jerry Cudzil, Generalist Portfolio manager in the Fixed Income Group of TCW, and Ruben Hovhannisym, Generalist Portfolio Manager in the Fixed Income Group of TCW were added as members of the portfolio management team of FIXD and UCON. Stephane Kane and Bryan Whalen will continue to serve as portfolio members of FIXD and UCON.
Laird R. Landmann will continue to serve as a member of the portfolio management team of FIXD and UCON until December 31, 2023.
On or about October 2, 2023, Peter Van Gelderen, Specialist Portfolio Manager in the Fixed Income Group of TCW, was added as a member of the portfolio management team of DEED. Elizabeth Crawford, Mitch Flack and Bryan Whalen will continue to serve as members of the portfolio management team of DEED.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Commentary
First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Market Recap
Although late to take action to combat inflation, the Federal Reserve’s (the “Fed”) Federal Open Market Committee (“FOMC”) initiated its aggressive tightening measures in March 2022, to ultimately bring the Federal Funds target rate from 2.5% to 5.5%. Though policy momentum early in the 12-month period ended August 31, 2023 gave way to a more measured pace (25 basis points (“bps”)) at each meeting in 2023 through August, except for the pause in June), tightening continued even as the global banking system became enveloped in volatility in March 2023 with three U.S. banks collapsing and a large European bank merging with another to prevent insolvency. This central bank resoluteness was driven by persistently high inflation and was given cover by resilient employment and economic growth. Data later in the period, however, revealed potential cracks in the ongoing narratives of a robust consumer and labor market, dispelling the growing notion of a “soft landing.”  Most notably, nonfarm payrolls for July 2023 were weaker than expected at 187,000, second-quarter gross domestic product was revised downward from 2.4% to 2.1% due to soft personal consumption, and the University of Michigan consumer sentiment index eroded from 71.6 in July to 69.5. After selling off to a 16-year high of 4.35% in mid-August, the 10-Year U.S. Treasury note rallied to 4.11% by August month-end as softer macroeconomic data led to increased expectations that the Fed would not need to hike rates any further. For the period, 2-Year Treasury yields moved higher by 137 bps, while 10-Year and 30-Year Treasury rates were over 90 bps higher.
Elevated yields and an inverted curve weighed on the broader fixed income market, with the Bloomberg U.S. Aggregate Bond Index (the “Benchmark”) falling 1.2% during the period, though performance was mixed across sectors. The worst performing areas included agency mortgage-backed securities (“MBS”), down 2.1%, and commercial MBS, down 0.8% as non-agency commercial mortgage-backed securities (“CMBS”) lagged. Non-corporate credit also underperformed, with municipal debt falling 0.8%. Corporate credit, on the other hand, continued to outperform, gaining 0.9% during the 12-month period ended August 31, 2023, led by financials. High yield (“HY”) corporates fared even better than investment grade, delivering a 5.3% return that was led by lower quality issues. Asset-backed securities also performed well, returning 2.1% on strong demand for this generally floating rate asset class. On a duration-adjusted basis, all sectors outpaced Treasuries except agency MBS and non-agency CMBS.
Performance Analysis
For the 12-month period ended August 31, 2023, the Fund fell by 2.15% based on net asset value (“NAV”) basis and 1.68% based on market price, while the Benchmark fell by 1.19% for the same period. The largest drag on relative performance was the Fund’s duration and curve position, which entered the year longer than the Benchmark and extended further in a disciplined fashion alongside the significant increase in Treasury yields. Informing this positioning is a belief that current Treasury rates are above long-term equilibrium levels, and that an eventual pivot in Fed policy will lead to a steepening of the curve. As such, the Fund maintained an overweight to the front-end, which produced a drag as these policy-sensitive rates increased the most over the year. Meanwhile, the overweight to agency MBS was also negative as the sector was held back by the swift rise in Treasury rates and volatility, resulting in it being one of the few fixed income sectors to trail comparable Treasuries over the trailing twelve-month period. Away from residential MBS, the impact from asset-backed security issue selection was positive given sustained investor demand for short duration, floating rate profile types in a period marked by heightened rate volatility, with the Fund’s collateralized loan obligations (“CLOs”) and student loan holdings being the greatest contributors. The overweight to corporate credit also boosted relative returns, as the sector outpaced duration-adjusted Treasuries by over 360 bps. The Communications sector and Non-cyclicals – two of the Fund’s preferred industrial sectors throughout much of the period – performed well, while favorable issue selection among financials provided the largest tailwind. In particular, an emphasis on large, money center banks was beneficial as these credits performed relatively well during the banking crisis of the first quarter of 2023, with the Fund able to take advantage of the volatility to add to existing senior positions among higher conviction names, including Credit Suisse. Performance benefitted significantly from the subsequent sharp rebound in prices amid the announcement of the Swiss National Bank sponsored merger with UBS, with the Credit Suisse position continuing to benefit relative performance given an ongoing compression of yield spreads towards the broader investment grade corporate universe.
Derivative positioning in the Fund is largely focused on futures positions to manage duration, interest rate swaps and options for hedging, and a small allocation to currency forwards all of which had little impact on performance.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Market and Fund Outlook
Though economic conditions, on the surface, appear surprisingly stable despite the significant central bank tightening over the past year plus, tighter credit conditions, increased interest expenses, and a weakening consumer point to potential risks ahead. These risks, however, are not uniformly reflected in valuations across the fixed income landscape. As such, investment activity remains focused on high quality relative value opportunities and idiosyncratic stories where risk is more attractively priced, while sufficient liquidity is maintained so that exposures can be adjusted as opportunities arise.
Duration positioning remains longer than the Benchmark, informed by a view that the cumulative effect of 525 bps of tightening will ultimately have the desired effect on inflation at the cost of a hard landing, and as such, interest rates are higher than they should be given the likelihood of a recession. In particular, the front end (two-year) part of the curve is favored given the expectation that the Fed will eventually have to ease and when they do, they will likely ease aggressively. In that environment, the policy-sensitive 2-Year Treasury yield should fall quickly, while the decline in longer-term rates will likely be less substantial. In credit, the current risk/reward profile favors a cautious approach to positioning, and we have taken advantage of windows of market calm and stability to de-risk, bringing positioning to slightly underweight the Benchmark on a spread duration (credit risk) basis. Positioning favors financials, particularly large U.S. money center banks with strong balance sheets and a well-regulated emphasis on liquidity and capital, as well as defensive sectors like healthcare and communications, along with high conviction, high quality names. Meanwhile, sectors tied closely to discretionary spending tend to be less emphasized. Additionally, a small but selective position in HY credit is maintained. Among securitized products, agency MBS represents an overweight due to the high-quality, liquid nature of the sector, and the historically attractive valuation, with positioning split between highly liquid To-Be-Announced Security (“TBAs”) and pools with attractive characteristics. Non-agency MBS offers opportunities in deeply discounted senior legacy bonds, while collateral with significant embedded hire purchase agreements, including 2.0 deals backed by re-performing loans, non-performing loans, and credit risk transfer deals (“CRT”) is also appealing. Finally, CMBS exposure is focused on single asset single borrower non-agency CMBS deals, while asset-backed securities (“ABS”) exposure is comprised largely of highly rated CLOs and bonds backed by non-traditional collateral such as select government guaranteed student loans through the Federal Family Education Loan Program (“FFELP”), shipping containers, auto residuals, and single-family rentals.
First Trust TCW Unconstrained Plus Bond ETF (UCON)
Market Recap
Although late to take action to combat inflation, the Fed’s FOMC initiated its aggressive tightening measures in March 2022, to ultimately bring the Federal Funds target rate from 2.5% to 5.5%. Though policy momentum early in the 12-month period ended August 31, 2023 gave way to a more measured pace (25 bps at each meeting in 2023 through August, except for the pause in June), tightening continued even as the global banking system became enveloped in volatility in March 2023 with three U.S. banks collapsing and a large European bank merging with another to prevent insolvency. This central bank resoluteness was driven by persistently high inflation and was given cover by resilient employment and economic growth. Data later in the period, however, revealed potential cracks in the ongoing narratives of a robust consumer and labor market, dispelling the growing notion of a “soft landing.” Most notably, nonfarm payrolls for July were weaker than expected at 187,000, second-quarter gross domestic product (“GDP”) was revised downward from 2.4% to 2.1% due to soft personal consumption, and the University of Michigan consumer sentiment index eroded from 71.6 in July to 69.5. After selling off to a 16-year high of 4.35% in mid-August, the 10-Year U.S. Treasury Note rallied to 4.11% by August month-end as softer macroeconomic data led to increased expectations that the Fed would not need to hike rates any further. For the period, 2-Year Treasury yields moved higher by 137 bps, while 10-Year and 30-Year rates were over 90 bps higher.
Elevated yields and an inverted curve weighed on the broader fixed income market, with the Bloomberg U.S. Aggregate Bond Index falling 1.2% during the period, though performance was mixed across sectors. The worst performing areas included agency MBS, down 2.1%, and commercial MBS, down 0.8% as non-agency CMBS lagged. Non-corporate credit also underperformed, with municipal debt falling 0.8%. Corporate credit, on the other hand, continued to outperform, gaining 0.9% during the twelve-month period, led by financials. HY corporates fared even better than investment grade, delivering a 5.3% return that was led by lower quality issues. Asset-backed securities also performed well, returning 2.1% on strong demand for this generally floating rate asset class. On a duration-adjusted basis, all sectors outpaced Treasuries except agency MBS and non-agency CMBS.
Performance Analysis
For the 12-month period ended August 31, 2023, the Fund returned 3.18% based on a NAV basis and 3.18% based on market price, while the ICE BofA 3-Month US Treasury Bill Index returned 4.25% for the same period. The largest drag on relative performance

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
was the Fund’s duration and curve position, which was extended over the period in a disciplined fashion alongside the significant increase in Treasury yields. Informing this positioning is a belief that current Treasury rates are above long-term equilibrium levels, and that an eventual pivot in Fed policy will lead to a steepening of the curve. As such, the Fund maintained an emphasis on the front-end, which produced a drag as these policy-sensitive rates increased the most over the year. Meanwhile, the allocation to agency MBS was also negative as the sector was held back by the swift rise in Treasury rates and volatility, resulting in it being one of the few fixed income sectors to trail comparable Treasuries over the trailing twelve-month period. In non-agency MBS, a decline in trading and demand during the height of 2022’s volatility weighed on prices, though the recent steadying of home prices and resilient outlook for U.S. housing fundamentals has seen the sector perform strongly in recent months. Away from residential MBS, ABS issues have held up relatively well given their largely floating rate nature and shorter duration/average life profiles, engendering increased investor demand and supporting both prices and spreads across the sector. Fund holdings of CLOs and student loans performed well, as did select issues backed by single family rentals. Finally, though the CMBS sector lagged duration-matched Treasuries during the period, issues held in the Fund performed relatively well as an emphasis on single-asset single-borrower deals backed by trophy properties/strong sponsors helped the Fund avoid the worst of the repricing in the sector thus far. The position in corporate credit also boosted relative returns, as the sector outpaced duration-adjusted Treasuries by over 360 bps. Non-cyclicals – one of the Fund’s preferred industrial sectors throughout much of the period – performed well, while favorable selection among financials provided the largest tailwind. In particular, an emphasis on large, money center banks was beneficial as these credits performed relatively well during the first quarter of 2023 banking crisis, with the portfolio able to take advantage of the volatility to add to existing senior positions among higher conviction names, including Credit Suisse. Performance benefitted significantly from the subsequent sharp rebound in prices amid the announcement of the Swiss National Bank sponsored merger with UBS, with the position continuing to benefit relative performance given an ongoing compression of yield spreads towards the broader investment grade corporate universe.
Derivative positioning in the Fund is largely focused on futures positions to manage duration, interest rate swaps and options for hedging, and a small allocation to currency forwards all of which had little impact on performance. The Fund put a hedge on the Index to protect against downward pressure which had minimal impact to the Fund’s performance.
Market and Fund Outlook
Though economic conditions, on the surface, appear surprisingly stable despite the significant central bank tightening over the past year plus, tighter credit conditions, increased interest expenses, and a weakening consumer point to potential risks ahead. These risks, however, are not uniformly reflected in valuations across the fixed income landscape. As such, investment activity remains focused on high quality relative value opportunities and idiosyncratic stories where risk is more attractively priced, while sufficient liquidity is maintained so that exposures can be adjusted as opportunities arise. Duration positioning remains relatively long, informed by a view that the cumulative effect of 525 bps of tightening will ultimately have the desired effect on inflation at the cost of a hard landing, and as such, interest rates are higher than they should be given the likelihood of a recession. In particular, the front end (two-year) part of the curve is favored given the expectation that the Fed will eventually have to ease and when they do, they will likely ease aggressively. In that environment, the policy-sensitive 2-Year Treasury yield should fall quickly, while the decline in longer-term rates will likely be less substantial. In credit, the current risk/reward profile favors a cautious approach to positioning while taking advantage of windows of market calm and stability to de-risk. Positioning favors financials, particularly large U.S. money center banks with strong balance sheets and a well-regulated emphasis on liquidity and capital, as well as defensive sectors like Non-cyclicals and Communications, along with high-conviction, high-quality names. Technology and sectors tied closely to discretionary spending continue to be less emphasized, while a selective position in HY credit is maintained. Among securitized products, agency MBS continues to be a sizeable allocation due to the high-quality, liquid nature of the sector, with positions emphasizing TBAs in both low and current coupons. Non-agency MBS offers opportunities in deeply discounted senior legacy bonds, while re-securitized collateral with significant embedded home price appreciation, including deals backed by re-performing and liquidating loans, prime jumbo collateral, and CRT deals, are also appealing. Finally, CMBS exposure is focused on single asset single borrower non-agency CMBS deals, while ABS exposure is comprised of highly-rated CLOs and non-traditional sectors such as single-family rentals, shipping containers, auto residuals, and select government guaranteed student loans through the FFELP.
First Trust TCW Securitized Plus ETF (DEED)
Market Recap
Although late to take action to combat inflation, the Fed’s FOMC initiated its aggressive tightening measures in March 2022, to ultimately bring the Federal Funds target rate from 2.5% to 5.5%. Though policy momentum early in the 12-month period ended August 31, 2023 gave way to a more measured pace (25 bps at each meeting in 2023 through August, except for the pause in June),

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
tightening continued even as the global banking system became enveloped in volatility in March 2023 with three U.S. banks collapsing and a large European bank merging with another to prevent insolvency. This central bank resoluteness was driven by persistently high inflation and was given cover by resilient employment and economic growth. Data later in the period, however, revealed potential cracks in the ongoing narratives of a robust consumer and labor market, dispelling the growing notion of a “soft landing.”  Most notably, nonfarm payrolls for July were weaker than expected at 187,000, second-quarter GDP was revised downward from 2.4% to 2.1% due to soft personal consumption, and the University of Michigan consumer sentiment index eroded from 71.6 in July to 69.5. After selling off to a 16-year high of 4.35% in mid-August, the 10-Year U.S. Treasury Note rallied to 4.11% by August month-end as softer macroeconomic data led to increased expectations that the Fed would not need to hike rates any further. For the period, 2-Year Treasury yields moved higher by 137 bps, while 10-Year and 30-Year Treasury rates were over 90 bps higher.
Elevated yields and an inverted curve weighed on the broader fixed income market, with the Bloomberg U.S. Aggregate Bond Index falling 1.2% during the period, though performance was mixed across sectors. The worst performing areas included agency MBS, down 2.1%, and commercial MBS, down 0.8% as non-agency CMBS lagged. Non-corporate credit also underperformed, with municipal debt falling 0.8%. Corporate credit, on the other hand, continued to outperform, gaining 0.9% during the twelve-month period, led by financials. HY corporates fared even better than investment grade, delivering a 5.3% return that was led by lower quality issues. Asset-backed securities also performed well, returning 2.1% on strong demand for this generally floating rate asset class. On a duration-adjusted basis, all sectors outpaced Treasuries except agency MBS and non-agency CMBS.
Performance Analysis
For the 12-month period ended August 31, 2023, the Fund fell 3.62% based on NAV and 3.31% based on market price, while the Bloomberg U.S. Mortgage-Backed Securities Index fell by 2.10% for the same period. While the allocation to agency MBS remained significant, the position represented and underweight versus the all-MBS benchmark, which benefitted relative performance as the sector underperformed, though issue selection in the space was a drag. In non-agency MBS, a decline in trading and demand during the height of 2022’s volatility weighed on prices, though the recent steadying of home prices and resilient outlook for U.S. housing fundamentals has seen the sector perform strongly in recent months. Away from residential MBS, ABS issues have held up relatively well given their largely floating rate nature and shorter duration/average life profiles, engendering increased investor demand and supporting both prices and spreads across the sector. Fund holdings of CLOs and student loans performed well, as did select issues backed by single family rentals. Though the CMBS sector lagged duration-matched Treasuries during the period, issues held in the Fund performed relatively well as an emphasis on single asset single borrower deals backed by trophy properties/strong sponsors helped the Fund avoid the worst of the repricing in the sector thus far. Finally, the Fund’s duration and curve position, which entered the year longer than the Index and was extended further in a disciplined fashion alongside the significant increase in Treasury yields, weighed on relative performance. Informing this positioning is a belief that current Treasury rates are above long-term equilibrium levels, and that an eventual pivot in Fed policy will lead to a steepening of the curve. As such, the Fund maintained an emphasis on the front-end, which produced a drag as these policy-sensitive rates increased the most over the year.
Derivative positioning in the Fund is largely focused on futures positions used to manage duration, with a small allocation to currency forwards which had little impact on performance.
Market and Fund Outlook
Though economic conditions, on the surface, appear surprisingly stable despite the significant central bank tightening over the past year plus, tighter credit conditions, increased interest expenses, and a weakening consumer point to potential risks ahead. These risks, however, are not uniformly reflected in valuations across the fixed income landscape. As such, investment activity remains focused on high quality relative value opportunities and idiosyncratic stories where risk is more attractively priced, while sufficient liquidity is maintained so that exposures can be adjusted as opportunities arise.
Duration positioning remains relatively long, informed by a view that the cumulative effect of 525 bps of tightening will ultimately have the desired effect on inflation at the cost of a hard landing, and as such, interest rates are higher than they should be given the likelihood of a recession. In particular, the front end (two-year) part of the curve is favored given the expectation that the Fed will eventually have to ease and when they do, they will likely ease aggressively. In that environment, the policy-sensitive 2-Year Treasury yield should fall quickly, while the decline in longer-term rates will likely be less substantial. Among securitized products, agency MBS continues to be a sizeable allocation due to the high-quality, liquid nature of the sector, with positioning split between TBAs and specified pools with attractive collateral characteristics. Non-agency MBS offers opportunities in deeply discounted senior legacy bonds, while re-securitized collateral with significant embedded home price appreciation, including deals backed by re-performing and liquidating loans, and CRT deals, are also appealing. Exposure to CMBS is focused on higher quality interest only issues where there

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
is upside potential, selected single-asset, single-borrower structures, and underlying properties that the team believes are likely to weather a looming correction facing the sector. ABS exposure currently focuses on CLOs and a variety of smaller collateral types (single-family rentals, federally guaranteed student loans, data centers). CLOs in particular offer good liquidity and attractive spreads, with senior positions offering limited credit risk and lower (but still high quality) tranches offering attractive return potential when supported by a fundamentally sound, tier one manager. Finally, while the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility, should create opportunities in both higher quality collateral types and those more closely related to consumers.
First Trust TCW Emerging Markets Debt ETF (EFIX)
Market Recap
For the 12-month period ended August 31, 2023, Emerging Markets (“EMs”) sovereign spreads tightened from 502 bps to 422 bps. However, there has been volatility during the period, driven by both uncertainty about the Fed interest rate hiking cycle as well as optimism – and then pessimism – about Chinese growth. Specifically, the fourth quarter of 2022 and the early part of 2023 were largely characterized by spread tightening, particularly on the potential for an economic recovery in China. EM spreads widened to slightly over 500 bps in March 2023 on the back of concerns around the regional banking crisis. Spreads tightened back to a low of close to 400 bps in July 2023 on the back of a strong rally in distressed markets as fears of a banking crisis unwound, before widening slightly in August 2023 on the back of U.S. economic resilience and concerns about Chinese growth.
Performance Analysis
For the 12-month period ended August 31, 2023, the Fund returned 4.67% based on a NAV basis and 5.75% on a market price basis, underperforming the JP Morgan Emerging Market Bond Index Global Diversified return of 5.76% for the same period.
EFIX added a CDX position to the portfolio in early July 2023 to protect against potential profit-taking and spread-widening in the EM sovereign market and exited the position in mid-September 2023. The position cost three bps from a total attribution effect perspective for the 12-month period ended August 31, 2023. The portfolio’s duration positioning and security selection decisions hurt relative performance for the period. On the other hand, the portfolio’s overweight positioning in HY, against an underweight in investment grade, helped mitigate the underperformance. From a country perspective, security selection in Mexico and underweight positioning and security selection in Egypt hurt relative performance during the period. Underweight positioning in select distressed issuers (Ukraine, Sri Lanka, and Kenya), which rallied in 2023 as the market started to price out U.S. banking concerns, hurt relative performance for the same period. Finally, overweight positioning in Turkey, ahead of the country’s first round of the Presidential election in May 2023, also hurt relative performance during the period. On the other hand, overweight positioning in Pakistan by the end of the period, where bonds rallied on the back of an International Monetary Fund program approval, and a lack of exposure to Malaysia, helped mitigate the underperformance. In addition, overweight positioning in select HY issuers (Iraq, El Salvador, Gabon, and Angola) also benefitted relative performance during the period.
Market and Fund Outlook
Fixed Income returns for EMs are likely to be driven in the short-term by the direction of U.S. interest rates, inflation and growth (recession) expectations. In our base case, we anticipate that growth in the U.S. will slow in the fourth quarter of 2023 and into 2024, allowing the Fed to pause its interest rate hiking cycle. If, and when, the end of the Fed interest rate hiking cycle is confirmed, downward pressure on the U.S. Dollar should resume, although a broad-based weakening in the U.S. Dollar will likely require a stronger growth picture in the rest of the world, particularly Europe and China. We believe there will be noticeable improvement in the economic conditions of most EM countries by mid-2024, driven by declining inflation, improved economic activity, decreasing policy interest rates, and some positive spillovers from China's recovery.
The Fund’s portfolio is overweight HY relative to investment grade (“IG”). We see value in EM HY sovereign spreads, which are at post-Great Financial Crisis wides versus U.S. HY. However, we believe differentiation is key given the extent of the rally in HY in recent months, particularly among distressed credits. We are focused on differentiated opportunities in HY, while underweight IG with long duration in that portion of the portfolio to capitalize on the potential for an eventual decline in U.S. Treasuries. As of the end of August 2023, the portfolio is overweight Africa, Europe, and slightly overweight Latin America. The portfolio is underweight Asia, on tight valuations, and underweight the Middle East.

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of First Trust TCW Opportunistic Fixed Income ETF, First Trust TCW Unconstrained Plus Bond ETF, First Trust TCW Securitized Plus ETF or First Trust TCW Emerging Markets Debt ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Actual	$1,000.00	$1,006.50	0.64%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	0.64%	$3.26
First Trust TCW Unconstrained Plus Bond ETF (UCON)
Actual	$1,000.00	$1,026.00	0.85%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
First Trust TCW Securitized Plus ETF (DEED)
Actual	$1,000.00	$1,006.20	0.75%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
First Trust TCW Emerging Markets Debt ETF (EFIX)
Actual	$1,000.00	$1,028.60	0.95%	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments
August 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 33.2%
	Collateralized Mortgage Obligations — 0.1%
	Federal Home Loan Mortgage Corporation
$285,201	Series 2017-4656, Class EZ	4.00%	02/15/47	$263,259
	Federal National Mortgage Association
1,640,360	Series 2012-20, Class ZT	3.50%	03/25/42	1,490,553
1,805,766	Series 2012-84, Class VZ	3.50%	08/25/42	1,629,286
203,589	Series 2018-38, Class PA	3.50%	06/25/47	191,523
609,997	Series 2018-43, Class CT	3.00%	06/25/48	538,568
152,157	Series 2018-86, Class JA	4.00%	05/25/47	145,422
77,182	Series 2018-94, Class KD	3.50%	12/25/48	70,507
91,502	Series 2019-1, Class KP	3.25%	02/25/49	82,320
47,977	Series 2019-20, Class BA	3.50%	02/25/48	46,162
45,915	Series 2019-52, Class PA	3.00%	09/25/49	39,924
	Government National Mortgage Association
167,724	Series 2018-115, Class DE	3.50%	08/20/48	154,728
186,643	Series 2018-124, Class NW	3.50%	09/20/48	173,425
313,141	Series 2019-12, Class QA	3.50%	09/20/48	294,881
26,719	Series 2019-71, Class PT	3.00%	06/20/49	23,913
347,113	Series 2019-119, Class JE	3.00%	09/20/49	304,569
				5,449,040
	Pass-Through Securities — 33.1%
	Federal Home Loan Mortgage Corporation
53,540	Pool C91981	3.00%	02/01/38	48,554
49,304	Pool G07961	3.50%	03/01/45	45,141
47,067	Pool G08692	3.00%	02/01/46	41,584
1,378,499	Pool G08715	3.00%	08/01/46	1,211,065
27,239	Pool G08721	3.00%	09/01/46	23,926
313,878	Pool G08726	3.00%	10/01/46	276,458
755,696	Pool G08732	3.00%	11/01/46	661,956
99,424	Pool G08738	3.50%	12/01/46	90,586
198,761	Pool G08741	3.00%	01/01/47	174,527
138,488	Pool G08747	3.00%	02/01/47	121,582
96,594	Pool G08748	3.50%	02/01/47	87,998
449,223	Pool G08750	3.00%	03/01/47	394,386
104,793	Pool G08766	3.50%	06/01/47	95,456
277,748	Pool G08788	3.50%	11/01/47	252,914
919,999	Pool G08792	3.50%	12/01/47	835,744
124,214	Pool G08800	3.50%	02/01/48	113,106
190,824	Pool G08816	3.50%	06/01/48	173,759
49,830	Pool G08833	5.00%	07/01/48	49,220
9,566	Pool G08838	5.00%	09/01/48	9,445
173,588	Pool G08843	4.50%	10/01/48	167,790
36,917	Pool G08844	5.00%	10/01/48	36,447
106,279	Pool G08849	5.00%	11/01/48	104,835
370,418	Pool G16085	2.50%	02/01/32	341,763
232,279	Pool G16350	2.50%	10/01/32	214,271
274,097	Pool G16396	3.50%	02/01/33	262,484
811,325	Pool G16524	3.50%	05/01/33	776,866
89,659	Pool G18670	3.00%	12/01/32	84,790
25,399	Pool G18691	3.00%	06/01/33	23,802
74,338	Pool G18713	3.50%	11/01/33	71,176
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$1,218,638	Pool G60038	3.50%	01/01/44	$1,124,454
323,586	Pool G60080	3.50%	06/01/45	296,062
658,567	Pool G60344	4.00%	12/01/45	625,751
209,708	Pool G60440	3.50%	03/01/46	191,569
648,276	Pool G60582	3.50%	05/01/46	591,460
616,588	Pool G60658	3.50%	07/01/46	565,051
279,156	Pool G61556	3.50%	08/01/48	254,801
1,914,842	Pool G61748	3.50%	11/01/48	1,747,539
640,417	Pool G67700	3.50%	08/01/46	584,358
5,291,704	Pool G67706	3.50%	12/01/47	4,833,682
1,299,517	Pool G67707	3.50%	01/01/48	1,192,346
1,494,716	Pool G67714	4.00%	07/01/48	1,408,302
2,058,073	Pool G67717	4.00%	11/01/48	1,939,086
3,171,820	Pool G67718	4.00%	01/01/49	2,987,130
113,104	Pool Q44452	3.00%	11/01/46	99,214
198,766	Pool Q50135	3.50%	08/01/47	180,995
8,109,523	Pool QA7837	3.50%	03/01/50	7,380,470
22,927,504	Pool QD3419	2.00%	12/01/51	18,307,761
20,978,863	Pool QD8259	3.00%	03/01/52	18,091,698
14,747,472	Pool QE0312	2.00%	04/01/52	11,770,044
21,415,627	Pool QE0521	2.50%	04/01/52	17,776,738
13,401,022	Pool RA3078	3.00%	07/01/50	11,694,835
374,976	Pool RE6029	3.00%	02/01/50	318,785
12,688,313	Pool SD0231	3.00%	01/01/50	11,115,514
3,423,109	Pool SD7511	3.50%	01/01/50	3,115,033
10,704,313	Pool SD7513	3.50%	04/01/50	9,747,578
6,336,453	Pool SD7518	3.00%	06/01/50	5,550,975
163,333	Pool SD8043	2.50%	02/01/50	137,692
2,075,753	Pool SD8107	2.50%	11/01/50	1,737,005
14,302,046	Pool SD8189	2.50%	01/01/52	11,874,930
18,053,468	Pool SD8194	2.50%	02/01/52	14,987,848
21,937,054	Pool SD8205	2.50%	04/01/52	18,193,682
18,825,445	Pool SD8212	2.50%	05/01/52	15,613,016
248,747	Pool U90772	3.50%	01/01/43	227,844
290,864	Pool U99114	3.50%	02/01/44	266,498
588,861	Pool ZA4692	3.50%	06/01/46	536,509
288,581	Pool ZM0063	4.00%	08/01/45	274,070
13,830,568	Pool ZM1779	3.00%	09/01/46	12,179,701
2,951,208	Pool ZS4667	3.00%	06/01/46	2,593,049
4,856,303	Pool ZS4688	3.00%	11/01/46	4,248,354
7,838,589	Pool ZS4735	3.50%	09/01/47	7,071,646
265,826	Pool ZS8602	3.00%	03/01/31	251,098
542,798	Pool ZS9844	3.50%	07/01/46	494,370
1,536,188	Pool ZT0277	3.50%	10/01/46	1,399,619
705,630	Pool ZT0531	3.50%	04/01/47	642,796
680,460	Pool ZT0536	3.50%	03/01/48	620,308
2,155,206	Pool ZT0537	3.50%	03/01/48	1,964,413
370,174	Pool ZT0542	4.00%	07/01/48	348,337
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$74,347	Pool ZT1403	3.50%	11/01/33	$71,101
1,048,240	Pool ZT1703	4.00%	01/01/49	985,967
	Federal National Mortgage Association
2,399,966	Pool AL8825	3.50%	06/01/46	2,186,920
111,918	Pool AN2786	2.76%	09/01/36	93,193
995,729	Pool AS0225	4.00%	08/01/43	946,571
1,245,661	Pool AS3134	3.50%	08/01/44	1,141,270
285,077	Pool AS6620	3.50%	02/01/46	259,822
85,590	Pool AS9334	3.00%	03/01/32	80,840
67,963	Pool AS9749	4.00%	06/01/47	64,003
71,803	Pool BD7081	4.00%	03/01/47	66,976
5,487,813	Pool BE3774	4.00%	07/01/47	5,176,935
728,839	Pool BJ2692	3.50%	04/01/48	662,882
896,410	Pool BM1903	3.50%	08/01/47	817,546
241,147	Pool BM2000	3.50%	05/01/47	220,435
626,537	Pool BM3260	3.50%	01/01/48	569,793
264,120	Pool BM4299	3.00%	03/01/30	255,385
231,825	Pool BM4304	3.00%	02/01/30	224,412
759,135	Pool BM4472	3.50%	07/01/48	691,629
1,614,658	Pool BM5585	3.00%	11/01/48	1,415,769
12,672,465	Pool BN7755	3.00%	09/01/49	11,102,263
27,870,768	Pool BQ6913	2.00%	12/01/51	22,249,462
46,772,746	Pool BQ7006	2.00%	01/01/52	37,384,990
24,058,903	Pool BT6179	2.50%	07/01/51	20,021,019
11,136,354	Pool BV2784	2.50%	02/01/52	9,244,141
16,314,688	Pool BV3101	2.00%	03/01/52	13,021,486
22,356,336	Pool BV4133	2.50%	03/01/52	18,542,366
9,036,223	Pool BV8515	3.00%	05/01/52	7,798,814
21,280,678	Pool BW9886	4.50%	10/01/52	20,190,548
936,674	Pool CA0854	3.50%	12/01/47	852,782
432,390	Pool CA0907	3.50%	12/01/47	393,665
364,408	Pool CA0996	3.50%	01/01/48	331,629
2,655,954	Pool CA1182	3.50%	02/01/48	2,417,042
440,930	Pool CA1187	3.50%	02/01/48	402,303
310,469	Pool CA1710	4.50%	05/01/48	299,217
202,382	Pool CA1711	4.50%	05/01/48	194,984
119,191	Pool CA2208	4.50%	08/01/48	114,580
436,055	Pool CA2327	4.00%	09/01/48	412,273
2,835,915	Pool CA3633	3.50%	06/01/49	2,586,562
11,832,165	Pool CA4534	3.00%	11/01/49	10,365,876
3,940,164	Pool FM2870	3.00%	03/01/50	3,451,833
6,750,890	Pool FM5397	3.00%	12/01/50	5,911,038
28,518,271	Pool FS1598	2.00%	04/01/52	22,742,278
209,940	Pool MA1146	4.00%	08/01/42	198,440
380,886	Pool MA1373	3.50%	03/01/43	348,572
385,730	Pool MA2077	3.50%	11/01/34	366,868
107,070	Pool MA2145	4.00%	01/01/45	101,666
440,317	Pool MA2670	3.00%	07/01/46	386,558
427,456	Pool MA2806	3.00%	11/01/46	376,239
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$11,905	Pool MA2896	3.50%	02/01/47	$10,832
381,840	Pool MA3057	3.50%	07/01/47	347,922
172,761	Pool MA3088	4.00%	08/01/47	162,572
403,017	Pool MA3210	3.50%	12/01/47	366,531
4,525,008	Pool MA3238	3.50%	01/01/48	4,120,863
383,294	Pool MA3239	4.00%	01/01/48	360,686
190,005	Pool MA3276	3.50%	02/01/48	172,806
546,415	Pool MA3332	3.50%	04/01/48	496,950
146,858	Pool MA3336	3.50%	04/01/38	136,491
94,767	Pool MA3410	3.50%	07/01/33	90,638
132,880	Pool MA3537	4.50%	12/01/48	128,257
565,066	Pool MA3846	3.00%	11/01/49	481,315
485,191	Pool MA4078	2.50%	07/01/50	406,555
8,932,625	Pool MA4093	2.00%	08/01/40	7,504,004
178,927	Pool MA4120	2.50%	09/01/50	150,199
6,124,674	Pool MA4128	2.00%	09/01/40	5,175,383
6,857,210	Pool MA4152	2.00%	10/01/40	5,750,309
5,078,637	Pool MA4158	2.00%	10/01/50	4,076,296
3,675,567	Pool MA4176	2.00%	11/01/40	3,093,847
13,164,482	Pool MA4364	2.00%	06/01/41	11,051,330
1,280,074	Pool MA4379	2.50%	07/01/51	1,066,635
135,332	Pool MA4438	2.50%	10/01/51	112,479
18,209,728	Pool MA4548	2.50%	02/01/52	15,103,123
26,050,000	Pool TBA (a)	2.50%	09/15/53	21,584,867
27,325,000	Pool TBA (a)	3.00%	09/15/53	23,547,532
100,550,000	Pool TBA (a)	3.50%	09/15/53	89,886,201
91,525,000	Pool TBA (a)	4.00%	09/15/53	84,489,016
94,875,000	Pool TBA (a)	5.00%	09/15/53	92,000,955
125,550,000	Pool TBA (a)	5.50%	09/15/53	123,970,817
149,275,000	Pool TBA (a)	2.00%	10/15/53	119,040,982
65,075,000	Pool TBA (a)	2.50%	10/15/53	53,994,455
82,500,000	Pool TBA (a)	3.00%	10/15/53	71,172,364
33,050,000	Pool TBA (a)	4.00%	10/15/53	30,540,266
111,700,000	Pool TBA (a)	4.50%	10/15/53	105,984,102
65,225,000	Pool TBA (a)	5.00%	10/15/53	63,279,716
	Government National Mortgage Association
171,442	Pool MA1157	3.50%	07/20/43	159,075
500,304	Pool MA2825	3.00%	05/20/45	449,244
169,089	Pool MA3521	3.50%	03/20/46	155,938
7,168,092	Pool MA3662	3.00%	05/20/46	6,420,912
648,589	Pool MA3663	3.50%	05/20/46	598,942
438,666	Pool MA3735	3.00%	06/20/46	392,794
8,903,342	Pool MA3937	3.50%	09/20/46	8,216,285
122,894	Pool MA4069	3.50%	11/20/46	113,538
71,251	Pool MA4195	3.00%	01/20/47	63,669
84,983	Pool MA4196	3.50%	01/20/47	78,466
427,747	Pool MA4261	3.00%	02/20/47	382,216
109,112	Pool MA4262	3.50%	02/20/47	100,624
2,747,908	Pool MA4322	4.00%	03/20/47	2,603,523
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$2,907,313	Pool MA4382	3.50%	04/20/47	$2,681,143
34,460	Pool MA4453	4.50%	05/20/47	33,476
36,469	Pool MA4586	3.50%	07/20/47	33,639
235,246	Pool MA4588	4.50%	07/20/47	228,102
641,584	Pool MA4651	3.00%	08/20/47	572,165
928,888	Pool MA4652	3.50%	08/20/47	853,768
320,715	Pool MA4719	3.50%	09/20/47	294,971
38,906	Pool MA4722	5.00%	09/20/47	38,495
31,996	Pool MA4777	3.00%	10/20/47	28,530
800,463	Pool MA4778	3.50%	10/20/47	737,223
769,612	Pool MA4836	3.00%	11/20/47	686,264
795,530	Pool MA4837	3.50%	11/20/47	732,670
267,040	Pool MA4838	4.00%	11/20/47	252,599
44,442	Pool MA4901	4.00%	12/20/47	42,072
205,675	Pool MA4961	3.00%	01/20/48	183,536
275,680	Pool MA4962	3.50%	01/20/48	253,981
400,207	Pool MA4963	4.00%	01/20/48	378,894
201,272	Pool MA5078	4.00%	03/20/48	190,339
553,387	Pool MA5136	3.50%	04/20/48	509,336
418,073	Pool MA5399	4.50%	08/20/48	403,635
167,525	Pool MA5466	4.00%	09/20/48	157,495
44,060	Pool MA5467	4.50%	09/20/48	42,571
116,453	Pool MA5597	5.00%	11/20/48	115,139
137,128	Pool MA5976	3.50%	06/20/49	123,645
34,851	Pool MA6030	3.50%	07/20/49	31,381
201,245	Pool MA6080	3.00%	08/20/49	174,671
53,275,000	Pool TBA (a)	2.50%	09/15/53	45,333,695
17,325,000	Pool TBA (a)	4.50%	09/15/53	16,511,537
9,100,000	Pool TBA (a)	5.00%	09/15/53	8,855,615
				1,503,759,699
	Total U.S. Government Agency Mortgage-Backed Securities			1,509,208,739
	(Cost $1,577,449,400)
U.S. GOVERNMENT BONDS AND NOTES — 32.9%
3,084,000	U.S. Treasury Bond	2.00%	11/15/41	2,159,282
62,810,000	U.S. Treasury Bond	3.88%	05/15/43	58,432,928
194,885,000	U.S. Treasury Bond	4.38%	08/15/43	194,397,787
185,345,000	U.S. Treasury Bond	4.13%	08/15/53	182,897,868
24,723,667	U.S. Treasury Inflation Indexed Bond (b)	1.25%	04/15/28	23,812,374
6,469,745	U.S. Treasury Inflation Indexed Bond (b)	1.13%	01/15/33	6,037,938
22,223,864	U.S. Treasury Inflation Indexed Bond (b)	1.38%	07/15/33	21,251,264
13,695,000	U.S. Treasury Note	4.75%	07/31/25	13,659,157
327,569,500	U.S. Treasury Note	5.00%	08/31/25	328,516,379
93,100,000	U.S. Treasury Note	4.13%	07/31/28	92,561,766
443,860,000	U.S. Treasury Note	4.38%	08/31/28	446,616,788
123,940,000	U.S. Treasury Note	3.88%	08/15/33	121,742,001
	Total U.S. Government Bonds and Notes			1,492,085,532
	(Cost $1,487,438,323)
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) — 20.2%
	Aerospace/Defense — 0.3%
$3,208,000	BAE Systems Holdings, Inc. (d)	3.85%	12/15/25	$3,094,213
8,500,000	Boeing (The) Co.	1.43%	02/04/24	8,337,299
1,610,000	Boeing (The) Co.	4.88%	05/01/25	1,588,605
				13,020,117
	Agriculture — 0.4%
979,000	BAT Capital Corp.	3.56%	08/15/27	908,625
1,400,000	BAT Capital Corp.	2.73%	03/25/31	1,109,599
4,530,000	BAT Capital Corp.	4.39%	08/15/37	3,590,215
1,855,000	BAT Capital Corp.	4.54%	08/15/47	1,350,058
409,000	BAT Capital Corp.	4.76%	09/06/49	303,570
2,143,000	BAT Capital Corp.	5.65%	03/16/52	1,795,537
4,250,000	Reynolds American, Inc.	5.70%	08/15/35	3,934,584
3,735,000	Reynolds American, Inc.	5.85%	08/15/45	3,247,095
				16,239,283
	Airlines — 0.4%
827,524	American Airlines Pass-Through Trust, Series 2014-1, Class A	3.70%	10/01/26	756,342
100,260	American Airlines Pass-Through Trust, Series 2015-2, Class AA	3.60%	09/22/27	93,487
3,334,459	American Airlines Pass-Through Trust, Series 2016-1, Class AA	3.58%	01/15/28	3,090,853
4,103,091	Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA	2.00%	06/10/28	3,616,786
7,527,668	JetBlue Pass-Through Trust, Series 2020-1, Class A	4.00%	11/15/32	6,938,970
6,000,000	United Airlines Pass-Through Trust, Series 2023-1, Class A	5.80%	01/15/36	6,002,677
				20,499,115
	Banks — 5.5%
2,500,000	Bank of America Corp. (e)	2.30%	07/21/32	1,972,318
1,455,000	Bank of America Corp. (e)	2.57%	10/20/32	1,166,750
21,290,000	Bank of America Corp., Series N (e)	1.66%	03/11/27	19,246,079
8,965,000	Bank of America Corp., Medium-Term Note (e)	2.55%	02/04/28	8,112,537
1,345,000	Bank of America Corp., Medium-Term Note (e)	3.97%	03/05/29	1,257,413
12,261,000	Bank of America Corp., Medium-Term Note (e)	2.09%	06/14/29	10,468,338
2,839,000	Bank of America Corp., Medium-Term Note (e)	3.97%	02/07/30	2,615,178
5,265,000	Bank of America Corp., Medium-Term Note (e)	1.92%	10/24/31	4,127,445
5,310,000	Citigroup, Inc. (e)	3.07%	02/24/28	4,876,660
2,375,000	Citigroup, Inc. (e)	3.52%	10/27/28	2,193,025
4,110,000	Citigroup, Inc. (e)	2.98%	11/05/30	3,536,857
9,765,000	Citigroup, Inc. (e)	2.57%	06/03/31	8,068,787
720,000	Citigroup, Inc. (e)	2.56%	05/01/32	580,314
585,000	Citigroup, Inc. (e)	2.52%	11/03/32	464,462
15,187,000	Citigroup, Inc. (e)	3.06%	01/25/33	12,533,757
10,000,000	Goldman Sachs Group (The), Inc.	1.22%	12/06/23	9,881,735
1,995,000	Goldman Sachs Group (The), Inc. (e)	0.93%	10/21/24	1,979,438
950,000	Goldman Sachs Group (The), Inc. (e)	3.27%	09/29/25	921,704
18,965,000	Goldman Sachs Group (The), Inc. (e)	1.54%	09/10/27	16,754,023
845,000	Goldman Sachs Group (The), Inc. (e)	2.64%	02/24/28	765,134
265,000	Goldman Sachs Group (The), Inc. (e)	1.99%	01/27/32	206,454
6,615,000	Goldman Sachs Group (The), Inc. (e)	2.38%	07/21/32	5,230,673
3,265,000	Goldman Sachs Group (The), Inc. (e)	2.65%	10/21/32	2,620,971
13,465,000	JPMorgan Chase & Co. (e)	0.97%	06/23/25	12,911,801
8,015,000	JPMorgan Chase & Co. (e)	1.56%	12/10/25	7,571,991
1,895,000	JPMorgan Chase & Co. (e)	1.04%	02/04/27	1,696,815
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Banks (Continued)
$10,455,000	JPMorgan Chase & Co. (e)	1.58%	04/22/27	$9,392,547
2,625,000	JPMorgan Chase & Co. (e)	4.01%	04/23/29	2,463,698
1,445,000	JPMorgan Chase & Co. (e)	2.07%	06/01/29	1,240,313
3,900,000	JPMorgan Chase & Co. (e)	1.95%	02/04/32	3,074,927
3,145,000	JPMorgan Chase & Co. (e)	2.58%	04/22/32	2,575,522
3,020,000	JPMorgan Chase & Co. (e)	2.55%	11/08/32	2,440,657
495,000	Morgan Stanley (e)	0.99%	12/10/26	444,279
4,615,000	Morgan Stanley (e)	2.48%	09/16/36	3,482,352
3,751,000	Morgan Stanley, Global Medium-Term Note (e)	1.51%	07/20/27	3,331,720
1,975,000	Morgan Stanley, Global Medium-Term Note (e)	2.24%	07/21/32	1,554,169
13,355,000	Morgan Stanley, Medium-Term Note (e)	1.16%	10/21/25	12,601,066
4,440,000	Morgan Stanley, Medium-Term Note (e)	1.93%	04/28/32	3,424,750
2,095,000	PNC Financial Services Group (The), Inc. (e)	5.58%	06/12/29	2,078,560
970,000	PNC Financial Services Group (The), Inc. (e)	6.04%	10/28/33	985,886
8,545,000	PNC Financial Services Group (The), Inc. (e)	5.07%	01/24/34	8,098,604
1,525,000	US Bancorp (e)	5.85%	10/21/33	1,519,760
9,835,000	US Bancorp (e)	4.84%	02/01/34	9,127,211
2,420,000	US Bancorp (e)	5.84%	06/12/34	2,418,828
4,320,000	Wells Fargo & Co., Medium-Term Note (e)	2.16%	02/11/26	4,086,934
10,185,000	Wells Fargo & Co., Medium-Term Note (e)	3.53%	03/24/28	9,483,060
8,109,000	Wells Fargo & Co., Medium-Term Note (e)	2.39%	06/02/28	7,219,900
5,790,000	Wells Fargo & Co., Medium-Term Note (e)	2.88%	10/30/30	4,957,509
11,865,000	Wells Fargo & Co., Medium-Term Note (e)	3.35%	03/02/33	9,996,358
3,795,000	Wells Fargo & Co., Medium-Term Note (e)	4.90%	07/25/33	3,572,430
				251,331,699
	Beverages — 0.1%
4,300,000	Constellation Brands, Inc.	2.88%	05/01/30	3,714,379
3,500,000	Triton Water Holdings, Inc. (d)	6.25%	04/01/29	2,978,340
				6,692,719
	Biotechnology — 0.3%
2,010,000	Amgen, Inc.	5.25%	03/02/33	2,000,391
2,510,000	Amgen, Inc.	5.60%	03/02/43	2,465,039
1,412,000	Amgen, Inc.	4.40%	05/01/45	1,188,865
900,000	Amgen, Inc.	4.88%	03/01/53	799,540
4,520,000	Amgen, Inc.	5.75%	03/02/63	4,467,144
1,510,000	Regeneron Pharmaceuticals, Inc.	1.75%	09/15/30	1,202,507
				12,123,486
	Chemicals — 0.2%
890,000	International Flavors & Fragrances, Inc. (EUR)	1.80%	09/25/26	873,853
8,003,000	International Flavors & Fragrances, Inc. (d)	2.30%	11/01/30	6,215,911
1,040,000	International Flavors & Fragrances, Inc. (d)	3.27%	11/15/40	693,200
3,359,000	International Flavors & Fragrances, Inc.	5.00%	09/26/48	2,672,705
830,000	International Flavors & Fragrances, Inc. (d)	3.47%	12/01/50	516,809
				10,972,478
	Commercial Services — 0.2%
2,485,000	Global Payments, Inc. (EUR)	4.88%	03/17/31	2,703,202
1,730,000	Global Payments, Inc.	5.40%	08/15/32	1,697,163
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Commercial Services (Continued)
$2,366,000	Global Payments, Inc.	5.95%	08/15/52	$2,260,175
500,000	WASH Multifamily Acquisition, Inc. (d)	5.75%	04/15/26	464,147
				7,124,687
	Computers — 0.1%
3,261,000	NCR Corp. (d)	5.25%	10/01/30	2,929,543
	Diversified Financial Services — 0.4%
1,890,000	Air Lease Corp.	3.25%	03/01/25	1,810,113
940,000	Air Lease Corp.	3.38%	07/01/25	896,447
3,000,000	Air Lease Corp.	4.63%	10/01/28	2,828,772
360,000	Air Lease Corp., Medium-Term Note	2.30%	02/01/25	340,962
7,930,000	Capital One Financial Corp. (e)	1.34%	12/06/24	7,817,145
3,755,000	Discover Financial Services	3.95%	11/06/24	3,658,957
1,500,000	Jane Street Group/JSG Finance, Inc. (d)	4.50%	11/15/29	1,317,953
				18,670,349
	Electric — 2.0%
2,655,000	Alliant Energy Finance LLC (d)	1.40%	03/15/26	2,366,343
200,000	Ameren Illinois Co.	3.70%	12/01/47	154,884
3,000,000	Appalachian Power Co., Series Z	3.70%	05/01/50	2,164,803
12,605,000	Arizona Public Service Co.	6.35%	12/15/32	13,281,477
2,670,000	Baltimore Gas and Electric Co.	4.55%	06/01/52	2,309,775
1,625,000	Baltimore Gas and Electric Co.	5.40%	06/01/53	1,605,034
750,000	Cleco Power LLC	6.00%	12/01/40	714,968
5,953,000	Commonwealth Edison Co.	6.45%	01/15/38	6,413,034
500,000	Consolidated Edison Co. of New York, Inc.	4.50%	05/15/58	408,098
1,695,000	Dominion Energy, Inc., Series A	3.30%	03/15/25	1,637,817
2,375,000	Duke Energy Carolinas LLC	5.35%	01/15/53	2,312,263
2,000,000	Duke Energy Corp. (EUR)	3.85%	06/15/34	1,993,130
3,500,000	Duke Energy Progress LLC	5.25%	03/15/33	3,505,745
750,000	Entergy Texas, Inc.	3.45%	12/01/27	687,435
9,101,000	FirstEnergy Transmission LLC (d)	2.87%	09/15/28	7,998,377
3,855,000	Interstate Power and Light Co.	2.30%	06/01/30	3,167,935
1,500,000	ITC Holdings Corp. (d)	2.95%	05/14/30	1,283,706
5,000,000	ITC Holdings Corp. (d)	5.40%	06/01/33	4,916,965
1,750,000	Jersey Central Power & Light Co. (d)	4.30%	01/15/26	1,697,897
830,000	Metropolitan Edison Co. (d)	4.00%	04/15/25	787,707
2,253,000	Metropolitan Edison Co. (d)	4.30%	01/15/29	2,135,788
10,000,000	Niagara Mohawk Power Corp. (d)	3.03%	06/27/50	6,390,239
4,820,000	Oncor Electric Delivery Co. LLC (d)	4.95%	09/15/52	4,480,164
825,000	Public Service Co. of New Mexico	3.85%	08/01/25	789,045
4,080,000	Puget Sound Energy, Inc.	5.45%	06/01/53	3,993,710
5,705,000	Southwestern Electric Power Co.	5.30%	04/01/33	5,590,116
3,480,000	Southwestern Public Service Co., Series 9	5.15%	06/01/52	3,066,371
700,000	Trans-Allegheny Interstate Line Co. (d)	3.85%	06/01/25	676,501
2,310,000	Tucson Electric Power Co.	5.50%	04/15/53	2,229,477
1,505,000	Xcel Energy, Inc.	4.80%	09/15/41	1,295,805
				90,054,609
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Entertainment — 0.4%
$9,840,000	Warnermedia Holdings, Inc.	5.05%	03/15/42	$8,098,048
11,190,000	Warnermedia Holdings, Inc.	5.14%	03/15/52	8,926,400
				17,024,448
	Food — 0.2%
1,000,000	Pilgrim’s Pride Corp. (d)	5.88%	09/30/27	990,076
4,075,000	Pilgrim’s Pride Corp.	3.50%	03/01/32	3,285,306
2,041,000	Pilgrim’s Pride Corp.	6.25%	07/01/33	2,027,929
2,500,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (d)	4.63%	03/01/29	2,082,849
				8,386,160
	Gas — 0.3%
2,180,000	KeySpan Gas East Corp. (d)	5.99%	03/06/33	2,167,554
4,305,000	NiSource, Inc.	5.40%	06/30/33	4,267,824
4,125,000	Piedmont Natural Gas Co., Inc.	5.40%	06/15/33	4,075,030
500,000	Piedmont Natural Gas Co., Inc.	3.35%	06/01/50	329,038
3,856,000	Southern Co. Gas Capital Corp.	5.88%	03/15/41	3,819,651
200,000	Spire, Inc.	3.54%	02/27/24	197,727
				14,856,824
	Healthcare-Products — 0.2%
525,000	Alcon Finance Corp. (d)	2.75%	09/23/26	485,019
1,500,000	Alcon Finance Corp. (d)	2.60%	05/27/30	1,266,073
3,015,000	DENTSPLY SIRONA, Inc.	3.25%	06/01/30	2,592,205
5,000,000	Revvity, Inc.	2.55%	03/15/31	4,106,151
				8,449,448
	Healthcare-Services — 1.4%
2,105,000	Bon Secours Mercy Health, Inc., Series 20-2	2.10%	06/01/31	1,688,403
1,845,000	Centene Corp.	4.25%	12/15/27	1,727,636
9,311,000	Centene Corp.	2.45%	07/15/28	7,981,976
2,982,000	Centene Corp.	3.00%	10/15/30	2,483,185
475,000	CommonSpirit Health	2.78%	10/01/30	399,639
473,000	Fortrea Holdings, Inc. (d)	7.50%	07/01/30	463,540
3,250,000	HCA, Inc.	3.13%	03/15/27	2,988,267
8,233,000	HCA, Inc.	4.13%	06/15/29	7,608,742
3,800,000	HCA, Inc.	3.50%	09/01/30	3,320,547
11,264,000	HCA, Inc.	3.63%	03/15/32	9,691,701
7,530,000	IQVIA, Inc. (d)	5.70%	05/15/28	7,511,454
4,219,000	ModivCare Escrow Issuer, Inc. (d)	5.00%	10/01/29	3,115,310
850,000	ModivCare, Inc. (d)	5.88%	11/15/25	807,381
5,228,000	Molina Healthcare, Inc. (d)	3.88%	05/15/32	4,342,748
200,000	New York and Presbyterian (The) Hospital	3.56%	08/01/36	165,663
5,910,000	Providence St Joseph Health Obligated Group	5.40%	10/01/33	5,833,575
160,000	UnitedHealth Group, Inc.	4.45%	12/15/48	140,603
2,630,000	Universal Health Services, Inc.	1.65%	09/01/26	2,336,998
				62,607,368
	Insurance — 1.2%
3,505,000	Arthur J Gallagher & Co.	5.75%	03/02/53	3,440,689
5,090,000	Athene Global Funding, SOFR Compounded Index + 0.70% (d) (f)	6.03%	05/24/24	5,053,412
2,145,000	Athene Global Funding (d)	3.21%	03/08/27	1,935,078
5,585,000	Athene Global Funding (d)	1.99%	08/19/28	4,629,589
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Insurance (Continued)
$2,605,000	Athene Global Funding (d)	2.72%	01/07/29	$2,176,760
1,650,000	Farmers Exchange Capital (d)	7.05%	07/15/28	1,661,258
2,200,000	Farmers Exchange Capital II (d) (e)	6.15%	11/01/53	2,121,972
1,770,000	Farmers Exchange Capital III (d) (e)	5.45%	10/15/54	1,533,652
600,000	Farmers Insurance Exchange (d)	8.63%	05/01/24	603,549
3,495,000	Farmers Insurance Exchange (d) (e)	4.75%	11/01/57	2,722,187
4,645,000	Metropolitan Life Global Funding I (d)	3.45%	12/18/26	4,382,479
2,380,000	Metropolitan Life Global Funding I (d)	5.15%	03/28/33	2,328,975
7,000,000	National General Holdings Corp. (d)	6.75%	05/15/24	6,965,952
1,525,000	Nationwide Mutual Insurance Co., 3 Mo. LIBOR + 2.29% (d) (f)	7.84%	12/15/24	1,523,498
1,665,000	New York Life Insurance Co. (d)	3.75%	05/15/50	1,243,967
1,790,000	Teachers Insurance & Annuity Association of America (d)	4.90%	09/15/44	1,608,888
3,910,000	Teachers Insurance & Annuity Association of America (d)	4.27%	05/15/47	3,167,201
1,980,000	Teachers Insurance & Annuity Association of America (d) (e)	4.38%	09/15/54	1,926,552
6,015,000	Willis North America, Inc.	5.35%	05/15/33	5,812,300
				54,837,958
	Internet — 0.2%
1,905,000	Meta Platforms, Inc.	4.45%	08/15/52	1,617,950
6,200,000	Meta Platforms, Inc.	5.60%	05/15/53	6,229,952
1,945,000	Netflix, Inc. (EUR)	4.63%	05/15/29	2,156,832
375,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. (d)	4.75%	04/30/27	330,255
				10,334,989
	Investment Companies — 0.1%
1,316,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.	6.25%	05/15/26	1,220,760
2,322,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.	5.25%	05/15/27	2,040,063
				3,260,823
	Lodging — 0.1%
4,385,000	Hyatt Hotels Corp.	1.80%	10/01/24	4,199,389
	Media — 0.7%
875,000	Cable One, Inc. (d)	4.00%	11/15/30	683,303
1,475,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/25	1,449,710
1,410,000	Charter Communications Operating LLC / Charter Communications Operating Capital	2.30%	02/01/32	1,065,047
1,471,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.38%	04/01/38	1,246,828
6,920,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.38%	05/01/47	5,533,448
1,960,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.25%	04/01/53	1,552,904
3,570,000	Cox Communications, Inc. (d)	2.60%	06/15/31	2,886,941
4,670,000	Cox Enterprises, Inc. (d)	7.38%	07/15/27	4,880,804
7,000,000	CSC Holdings LLC (d)	6.50%	02/01/29	5,793,431
2,000,000	CSC Holdings LLC (d)	5.75%	01/15/30	1,108,150
5,278,000	Diamond Sports Group LLC / Diamond Sports Finance Co. (d) (g)	5.38%	08/15/26	130,947
8,320,000	Time Warner Cable LLC	5.50%	09/01/41	6,840,932
				33,172,445
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Miscellaneous Manufacturing — 0.0%
$943,000	General Electric Co., Medium-Term Note, 3 Mo. CME Term SOFR + CSA + 0.38% (f)	6.01%	05/05/26	$942,842
	Packaging & Containers — 0.3%
3,000,000	Amcor Finance USA, Inc.	3.63%	04/28/26	2,844,861
1,000,000	Amcor Flexibles North America, Inc.	2.63%	06/19/30	823,876
3,948,000	Berry Global, Inc.	1.57%	01/15/26	3,592,109
2,125,000	Berry Global, Inc. (d)	4.88%	07/15/26	2,053,013
2,809,000	Berry Global, Inc.	1.65%	01/15/27	2,437,116
3,670,000	WRKCo, Inc.	3.00%	06/15/33	2,978,576
				14,729,551
	Pharmaceuticals — 0.7%
1,045,000	Bayer US Finance II LLC (d)	3.38%	07/15/24	1,022,551
625,000	Bayer US Finance II LLC (d)	2.85%	04/15/25	591,746
7,880,000	Bayer US Finance II LLC (d)	4.25%	12/15/25	7,634,486
3,160,000	Bayer US Finance II LLC (d)	4.38%	12/15/28	3,003,248
815,000	Bayer US Finance II LLC (d)	4.63%	06/25/38	703,552
1,750,000	Bayer US Finance II LLC (d)	4.40%	07/15/44	1,381,919
2,540,000	Bayer US Finance II LLC (d)	4.88%	06/25/48	2,166,735
2,107,000	Becton Dickinson & Co.	3.73%	12/15/24	2,056,954
2,000,000	Cigna Group (The)	3.40%	03/01/27	1,881,270
75,000	Cigna Group (The)	3.05%	10/15/27	69,183
1,225,000	CVS Health Corp.	1.75%	08/21/30	971,946
1,850,000	CVS Health Corp.	5.13%	07/20/45	1,649,089
8,430,000	CVS Health Corp.	5.05%	03/25/48	7,398,936
				30,531,615
	Pipelines — 0.6%
6,000,000	Columbia Pipelines Operating Co. LLC (d)	6.04%	11/15/33	6,066,003
3,200,000	Energy Transfer L.P.	4.90%	03/15/35	2,928,243
260,000	Energy Transfer L.P.	5.15%	03/15/45	219,538
2,600,000	Energy Transfer L.P.	6.13%	12/15/45	2,444,807
3,606,000	Energy Transfer L.P.	5.40%	10/01/47	3,109,116
3,980,000	Energy Transfer L.P.	5.00%	05/15/50	3,279,849
3,640,000	NGPL PipeCo LLC (d)	4.88%	08/15/27	3,489,242
425,000	Plains All American Pipeline L.P. / PAA Finance Corp.	3.55%	12/15/29	374,075
1,350,000	Plains All American Pipeline L.P. / PAA Finance Corp.	3.80%	09/15/30	1,195,543
716,000	Rockies Express Pipeline LLC (d)	4.95%	07/15/29	656,069
1,500,000	Rockies Express Pipeline LLC (d)	4.80%	05/15/30	1,312,917
1,360,000	Rockies Express Pipeline LLC (d)	6.88%	04/15/40	1,229,184
158,000	Sabine Pass Liquefaction LLC	4.50%	05/15/30	148,771
221,000	Williams (The) Cos., Inc.	5.75%	06/24/44	209,517
				26,662,874
	Real Estate Investment Trusts — 1.9%
612,000	Alexandria Real Estate Equities, Inc.	4.50%	07/30/29	580,271
500,000	American Assets Trust L.P.	3.38%	02/01/31	388,782
4,665,000	American Homes 4 Rent L.P.	3.38%	07/15/51	2,994,893
435,000	American Homes 4 Rent L.P.	4.30%	04/15/52	336,924
3,230,000	American Tower Corp.	2.70%	04/15/31	2,644,451
750,000	American Tower Corp. (EUR)	1.00%	01/15/32	618,207
3,500,000	American Tower Corp.	5.65%	03/15/33	3,488,776
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Real Estate Investment Trusts (Continued)
$7,465,000	American Tower Corp.	5.55%	07/15/33	$7,395,883
5,340,000	Crown Castle, Inc.	5.10%	05/01/33	5,142,491
750,000	CubeSmart L.P.	4.38%	02/15/29	703,156
810,000	CubeSmart L.P.	2.50%	02/15/32	639,221
543,000	Extra Space Storage L.P.	3.90%	04/01/29	497,795
1,135,000	Extra Space Storage L.P.	2.20%	10/15/30	906,733
615,000	Extra Space Storage L.P.	2.55%	06/01/31	494,290
872,000	Extra Space Storage L.P.	2.40%	10/15/31	685,481
3,610,000	Extra Space Storage L.P.	2.35%	03/15/32	2,810,883
1,210,000	GLP Capital L.P. / GLP Financing II, Inc.	5.30%	01/15/29	1,142,002
10,755,000	GLP Capital L.P. / GLP Financing II, Inc.	4.00%	01/15/30	9,392,916
1,763,000	GLP Capital L.P. / GLP Financing II, Inc.	3.25%	01/15/32	1,423,065
895,000	Healthcare Realty Holdings L.P.	3.63%	01/15/28	808,730
2,000,000	Healthcare Realty Holdings L.P.	3.10%	02/15/30	1,706,603
6,805,000	Healthcare Realty Holdings L.P.	2.00%	03/15/31	5,248,041
453,000	Healthcare Realty Holdings L.P.	2.05%	03/15/31	338,525
5,085,000	Hudson Pacific Properties L.P.	3.95%	11/01/27	4,002,457
1,735,000	Hudson Pacific Properties L.P.	4.65%	04/01/29	1,323,593
1,135,000	Hudson Pacific Properties L.P.	3.25%	01/15/30	770,096
2,825,000	Invitation Homes Operating Partnership L.P.	2.00%	08/15/31	2,164,562
1,392,000	Invitation Homes Operating Partnership L.P.	2.70%	01/15/34	1,059,800
860,000	Kilroy Realty L.P.	2.50%	11/15/32	606,451
1,093,000	Kilroy Realty L.P.	2.65%	11/15/33	759,942
1,605,000	LXP Industrial Trust	2.70%	09/15/30	1,273,797
3,852,000	LXP Industrial Trust	2.38%	10/01/31	2,917,459
475,000	Physicians Realty L.P.	4.30%	03/15/27	454,136
54,000	Physicians Realty L.P.	3.95%	01/15/28	49,538
670,000	Piedmont Operating Partnership L.P.	3.15%	08/15/30	484,153
3,000,000	Prologis Euro Finance LLC, Medium-Term Note (EUR)	4.25%	01/31/43	2,974,249
1,705,000	Realty Income Corp. (EUR)	5.13%	07/06/34	1,861,506
170,000	Rexford Industrial Realty L.P.	2.15%	09/01/31	131,406
1,000,000	Ventas Realty L.P.	2.65%	01/15/25	953,356
100,000	VICI Properties L.P.	4.95%	02/15/30	94,154
5,984,000	VICI Properties L.P.	5.13%	05/15/32	5,551,472
350,000	VICI Properties L.P. / VICI Note Co., Inc. (d)	4.63%	06/15/25	339,070
1,275,000	VICI Properties L.P. / VICI Note Co., Inc. (d)	4.50%	09/01/26	1,207,967
55,000	VICI Properties L.P. / VICI Note Co., Inc. (d)	3.75%	02/15/27	50,541
867,000	VICI Properties L.P. / VICI Note Co., Inc. (d)	4.50%	01/15/28	805,343
2,675,000	VICI Properties L.P. / VICI Note Co., Inc. (d)	3.88%	02/15/29	2,364,192
2,240,000	VICI Properties L.P. / VICI Note Co., Inc. (d)	4.13%	08/15/30	1,963,328
				84,550,687
	Retail — 0.2%
7,335,000	7-Eleven, Inc. (d)	0.80%	02/10/24	7,170,139
1,000,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (d)	6.75%	01/15/30	826,675
5,035,000	Michaels (The) Cos., Inc. (d)	7.88%	05/01/29	3,494,793
				11,491,607
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Semiconductors — 0.1%
$2,540,000	Broadcom, Inc. (d)	3.42%	04/15/33	$2,105,806
2,000,000	Broadcom, Inc. (d)	3.47%	04/15/34	1,635,099
				3,740,905
	Software — 0.5%
1,400,000	Fiserv, Inc.	2.25%	06/01/27	1,256,581
510,000	Fiserv, Inc.	2.65%	06/01/30	429,325
5,485,000	Fiserv, Inc.	5.60%	03/02/33	5,522,238
1,090,000	Oracle Corp.	6.50%	04/15/38	1,150,574
3,000,000	Oracle Corp.	4.13%	05/15/45	2,320,549
2,050,000	Oracle Corp.	4.00%	11/15/47	1,530,270
5,015,000	Oracle Corp.	3.60%	04/01/50	3,468,756
8,372,000	Oracle Corp.	3.95%	03/25/51	6,124,643
755,000	Oracle Corp.	6.90%	11/09/52	822,908
				22,625,844
	Telecommunications — 1.2%
3,500,000	AT&T, Inc.	5.25%	03/01/37	3,320,070
145,000	AT&T, Inc.	4.30%	12/15/42	117,565
1,200,000	AT&T, Inc.	4.75%	05/15/46	1,002,577
3,880,000	AT&T, Inc.	4.50%	03/09/48	3,099,514
2,000,000	Frontier Communications Holdings LLC (d)	5.00%	05/01/28	1,715,587
1,500,000	Frontier Communications Holdings LLC (d)	8.75%	05/15/30	1,459,378
2,166,000	Frontier Communications Holdings LLC (d)	8.63%	03/15/31	2,087,915
4,500,000	SES GLOBAL Americas Holdings, Inc. (d)	5.30%	03/25/44	3,215,222
3,280,000	Sprint Capital Corp.	8.75%	03/15/32	3,912,253
235,813	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (d)	4.74%	03/20/25	233,499
20,087,750	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (d)	5.15%	03/20/28	19,920,728
3,415,000	T-Mobile USA, Inc.	3.75%	04/15/27	3,238,194
6,980,000	T-Mobile USA, Inc.	3.88%	04/15/30	6,373,455
6,231,000	T-Mobile USA, Inc.	2.55%	02/15/31	5,137,779
				54,833,736
	Total Corporate Bonds and Notes			916,897,598
	(Cost $1,006,069,031)
ASSET-BACKED SECURITIES — 10.3%
	ACE Securities Corp. Home Equity Loan Trust
14,148,861	Series 2007-HE1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (f)	5.73%	01/25/37	7,610,803
12,573,716	Series 2007-WM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.21% (f)	5.64%	02/25/37	5,406,532
	AGL CLO Ltd.
13,000,000	Series 2021-12A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.16% (d) (f)	6.75%	07/20/34	12,925,401
	AMSR Trust
5,000,000	Series 2021-SFR3, Class G (d)	3.80%	10/17/38	4,233,711
	Argent Securities, Inc.
87,588	Series 2005-W2, Class M1, 1 Mo. CME Term SOFR + CSA + 0.74% (f)	6.16%	10/25/35	85,269
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Asset Backed Funding Certificates Trust
$8,118,160	Series 2006-HE1, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.11% (f)	5.54%	01/25/37	$4,673,790
	Bardot CLO Ltd.
10,400,000	Series 2019-2A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.60% (d) (f)	7.21%	10/22/32	10,193,361
	Barings CLO Ltd.
12,500,000	Series 2019-2A, Class A2R, 3 Mo. CME Term SOFR + CSA + 1.70% (d) (f)	7.27%	04/15/36	12,267,146
	Carrington Mortgage Loan Trust
18,000,000	Series 2006-NC4, Class A4, 1 Mo. CME Term SOFR + CSA + 0.24% (f)	5.67%	10/25/36	14,659,603
389,999	Series 2006-OPT1, Class M1, 1 Mo. CME Term SOFR + CSA + 0.53% (f)	5.95%	02/25/36	379,422
	Carvana Auto Receivables Trust
70,350	Series 2022-P3, Class R (d)	(h)	09/10/29	11,570,823
	CF Hippolyta Issuer LLC
9,255,361	Series 2020-1, Class A1 (d)	1.69%	07/15/60	8,377,206
	CIFC Funding Ltd.
5,610,000	Series 2021-7A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.13% (d) (f)	6.74%	01/23/35	5,572,352
	CIM Trust
4,431,978	Series 2021-NR3, Class A1, steps up to 5.57% on 04/01/24 (d) (i)	2.57%	06/25/57	4,308,785
15,663,607	Series 2021-NR4, Class A1, steps up to 5.82% on 10/25/24 (d) (i)	2.82%	10/25/61	14,839,228
15,711,576	Series 2023-NR1, Class A1, steps up to 9.00% on 01/01/26 (d) (i)	6.00%	06/25/62	15,370,395
	Citigroup Mortgage Loan Trust
136,612	Series 2006-HE2, Class M1, 1 Mo. CME Term SOFR + CSA + 0.44% (f)	5.86%	08/25/36	136,005
	Dryden 70 CLO Ltd.
2,500,000	Series 2018-70A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (d) (f)	7.27%	01/16/32	2,472,820
	Dryden Senior Loan Fund
701,331	Series 2013-26A, Class AR, 3 Mo. CME Term SOFR + CSA + 0.90% (d) (f)	6.47%	04/15/29	699,179
532,228	Series 2013-28A, Class A1LR, 3 Mo. CME Term SOFR + CSA + 1.20% (d) (f)	6.83%	08/15/30	532,601
	ECMC Group Student Loan Trust
1,383,929	Series 2017-2A, Class A, 30 Day Average SOFR + 1.16% (d) (f)	6.45%	05/25/67	1,365,211
	Elmwood CLO VI Ltd.
13,400,000	Series 2020-3A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (d) (f)	7.24%	10/20/34	13,244,660
	Exeter Automobile Receivables Trust
10,000	Series 2021-4A, Class R (d)	(h)	12/15/33	2,686,974
	First Franklin Mortgage Loan Trust
15,650,285	Series 2006-FF13, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.32% (f)	5.75%	10/25/36	10,136,325
11,775,285	Series 2007-FF2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.28% (f)	5.71%	03/25/37	6,367,128
	GE-WMC Mortgage Securities LLC
294,936	Series 2005-1, Class M1, 1 Mo. CME Term SOFR + CSA + 0.66% (f)	6.09%	10/25/35	285,593
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	GoldenTree Loan Management US CLO Ltd.
$5,000,000	Series 2020-8A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.15% (d) (f)	6.74%	10/20/34	$4,970,260
	GSAMP Trust
12,508,522	Series 2006-NC2, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.30% (f)	5.73%	06/25/36	6,684,676
9,047,194	Series 2007-FM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.14% (f)	5.57%	01/25/37	5,309,945
	JP Morgan Mortgage Acquisition Trust
2,167,886	Series 2006-WF1, Class A6	6.50%	07/25/36	629,629
17,331,976	Series 2006-WMC2, Class A4, 1 Mo. CME Term SOFR + CSA + 0.30% (f)	5.73%	07/25/36	7,409,052
18,337,898	Series 2006-WMC2, Class A5, 1 Mo. CME Term SOFR + CSA + 0.50% (f)	5.93%	07/25/36	7,870,283
117,071	Series 2007-CH2, Class MV1, 1 Mo. CME Term SOFR + CSA + 0.28% (f)	5.71%	01/25/37	116,323
	Lehman XS Trust
2,675,509	Series 2006-9, Class A1C, 1 Mo. CME Term SOFR + CSA + 0.52% (f)	5.95%	05/25/46	2,376,540
	Long Beach Mortgage Loan Trust
384,101	Series 2006-1, Class 1A, 1 Mo. CME Term SOFR + CSA + 0.44% (f)	5.87%	02/25/36	364,389
	Madison Park Funding XXVII Ltd.
250,000	Series 2018-27A, Class A2, 3 Mo. CME Term SOFR + CSA + 1.35% (d) (f)	6.94%	04/20/30	246,578
	Magnetite VII Ltd.
2,918,258	Series 2012-7A, Class A1R2, 3 Mo. CME Term SOFR + CSA + 0.80% (d) (f)	6.37%	01/15/28	2,916,102
	Mastr Asset Backed Securities Trust
6,947,173	Series 2006-WMC3, Class A2, 1 Mo. CME Term SOFR + CSA + 0.10% (f)	5.53%	08/25/36	2,518,325
	Merrill Lynch First Franklin Mortgage Loan Trust
263,977	Series 2007-3, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.26% (f)	5.69%	06/25/37	201,735
	Mid-State Trust
86,724	Series 11, Class A1	4.86%	07/15/38	83,917
	Morgan Stanley ABS Capital I, Inc. Trust
9,857,671	Series 2006-HE4, Class A3, 1 Mo. CME Term SOFR + CSA + 0.30% (f)	5.73%	06/25/36	5,172,121
5,304,120	Series 2006-HE8, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.10% (f)	5.53%	10/25/36	2,309,467
216,053	Series 2006-NC1, Class M1, 1 Mo. CME Term SOFR + CSA + 0.57% (f)	6.00%	12/25/35	212,203
5,704,655	Series 2007-HE1, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.23% (f)	5.66%	11/25/36	3,241,083
25,404,652	Series 2007-HE2, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.21% (f)	5.64%	01/25/37	11,387,986
6,205,954	Series 2007-NC3, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.26% (f)	5.69%	05/25/37	4,586,538
	Navient Student Loan Trust
167,223	Series 2014-1, Class A3, 30 Day Average SOFR + 0.62% (f)	5.91%	06/25/31	160,596
273,497	Series 2017-3A, Class A3, 30 Day Average SOFR + 1.16% (d) (f)	6.45%	07/26/66	269,427
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	New Century Home Equity Loan Trust
$324,519	Series 2005-4, Class M3, 1 Mo. CME Term SOFR + CSA + 0.83% (f)	6.25%	09/25/35	$323,502
	New Residential Mortgage Loan Trust
16,615,000	Series 2022-SFR2, Class B (d)	3.75%	09/04/39	15,120,155
15,000,000	Series 2022-SFR2, Class E1 (d)	4.00%	09/04/39	12,924,101
	OCP CLO Ltd.
6,200,000	Series 2020-19A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.15% (d) (f)	6.74%	10/20/34	6,145,827
8,530,000	Series 2021-21A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (d) (f)	7.29%	07/20/34	8,315,208
	Octagon Investment Partners 46 Ltd.
14,000,000	Series 2020-2A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.16% (d) (f)	6.73%	07/15/36	13,891,674
	OHA Credit Funding 4 Ltd.
12,685,000	Series 2019-4A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (d) (f)	7.26%	10/22/36	12,546,353
	Pretium Mortgage Credit Partners LLC
9,404,345	Series 2022-RN3, Class A1, steps up to 8.0% on 8/25/25 (d) (i)	5.00%	08/25/52	9,254,465
	Progress Residential Trust
9,120,000	Series 2021-SFR2, Class G (d)	4.25%	04/19/38	8,175,929
4,130,000	Series 2021-SFR3, Class G (d)	4.25%	05/17/26	3,635,936
	PRPM LLC
9,090,386	Series 2021-7, Class A1, steps up to 4.87% on 08/25/24 (d) (i)	1.87%	08/25/26	8,449,344
17,117,378	Series 2021-10, Class A1, steps up to 5.49% on 10/25/24 (d) (i)	2.49%	10/25/26	16,128,065
	Rad CLO 14 Ltd.
10,000,000	Series 2021-14A, Class B, 3 Mo. CME Term SOFR + CSA + 1.65% (d) (f)	7.22%	01/15/35	9,818,032
	Residential Asset Securities Corp.
68,436	Series 2006-EMX3, Class A3, 1 Mo. CME Term SOFR + CSA + 0.28% (f)	5.08%	04/25/36	66,821
483,440	Series 2006-KS3, Class M1, 1 Mo. CME Term SOFR + CSA + 0.33% (f)	4.49%	04/25/36	474,111
	Rockford Tower CLO Ltd.
9,414,063	Series 2017-3A, Class A, 3 Mo. CME Term SOFR + CSA + 1.19% (d) (f)	6.78%	10/20/30	9,402,298
	Saxon Asset Securities Trust
530,014	Series 2007-2, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.24% (f)	5.67%	05/25/47	374,525
	Securitized Asset-Backed Receivables LLC Trust
22,445,371	Series 2006-WM4, Class A1, 1 Mo. CME Term SOFR + CSA + 0.38% (d) (f)	5.81%	11/25/36	11,488,217
	Skyline Aircraft Finance LLC
12,028,297	Series 2020-1, Class A (j) (k)	3.23%	05/10/38	10,623,392
	SLC Student Loan Trust
969,755	Series 2008-1, Class A4A, 3 Mo. LIBOR + 1.60% (f)	7.15%	12/15/32	975,808
	SLM Student Loan Trust
369,478	Series 2005-9, Class A7A, 90 Day Average SOFR + CSA + 0.60% (f)	5.92%	01/25/41	357,769
80,000	Series 2007-7, Class B, 90 Day Average SOFR + 1.01% (f)	6.07%	10/27/70	69,898
130,000	Series 2008-2, Class B, 90 Day Average SOFR + 1.46% (f)	6.52%	01/25/83	123,708
700,000	Series 2008-3, Class B, 90 Day Average SOFR + 1.46% (f)	6.52%	04/26/83	614,259
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	SLM Student Loan Trust (Continued)
$3,469,902	Series 2008-6, Class A4, 90 Day Average SOFR + 1.36% (f)	6.42%	07/25/23	$3,434,896
320,000	Series 2008-7, Class B, 90 Day Average SOFR + 2.11% (f)	7.17%	07/26/83	294,869
534,186	Series 2012-2, Class A, 30 Day Average SOFR + 0.81% (f)	6.10%	01/25/29	513,730
511,972	Series 2012-3, Class A, 30 Day Average SOFR + 0.76% (f)	6.05%	12/27/38	499,569
188,927	Series 2012-6, Class A3, 30 Day Average SOFR + 0.86% (f)	6.15%	05/26/26	182,899
2,839,444	Series 2012-7, Class A3, 30 Day Average SOFR + 0.76% (f)	6.05%	05/26/26	2,730,366
555,000	Series 2012-7, Class B, 30 Day Average SOFR + CSA + 1.8% (f)	7.20%	09/25/43	516,680
99,957	Series 2013-2, Class A, 30 Day Average SOFR + 0.56% (f)	5.85%	06/25/43	98,507
	Soundview Home Loan Trust
5,991,201	Series 2007-OPT4, Class 1A1, 1 Mo. CME Term SOFR + CSA + 1.00% (f)	6.43%	09/25/37	4,118,049
	Structured Asset Investment Loan Trust
549,020	Series 2004-6, Class A3, 1 Mo. CME Term SOFR + CSA + 0.80% (f)	6.23%	07/25/34	533,860
27,437	Series 2005-2, Class M2, 1 Mo. CME Term SOFR + CSA + 0.74% (f)	6.16%	03/25/35	27,274
	Structured Asset Securities Corp. Mortgage Loan Trust
671,708	Series 2005-NC2, Class M5, 1 Mo. CME Term SOFR + CSA + 0.93% (f)	6.36%	05/25/35	674,615
	TAL Advantage VII LLC
8,325,000	Series 2020-1A, Class A (d)	2.05%	09/20/45	7,367,558
	TIF Funding II LLC
7,420,500	Series 2020-1A, Class A (d)	2.09%	08/20/45	6,489,412
	Trestles CLO V Ltd.
13,000,000	Series 2021-5A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.17% (d) (f)	6.76%	10/20/34	12,866,845
	Voya CLO Ltd.
13,000,000	Series 2020-1A, Class AR, 3 Mo. LIBOR + 1.15% (d) (f)	6.72%	07/16/34	12,853,031
	Wachovia Student Loan Trust
532,223	Series 2006-1, Class A6, 90 Day Average SOFR + 0.43% (d) (f)	5.49%	04/25/40	508,316
	WaMu Asset-Backed Certificates WaMu Trust
1,053,549	Series 2007-HE2, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.11% (f)	5.54%	04/25/37	400,281
3,655,995	Series 2007-HE2, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.19% (f)	5.62%	04/25/37	1,391,728
7,834,276	Series 2007-HE2, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.25% (f)	5.68%	04/25/37	2,984,474
	Wellman Park CLO Ltd.
11,650,000	Series 2021-1A, Class B, 3 Mo. CME Term SOFR + CSA + 1.60% (d) (f)	7.17%	07/15/34	11,509,667
	Total Asset-Backed Securities			468,733,521
	(Cost $512,172,627)
MORTGAGE-BACKED SECURITIES — 8.6%
	Collateralized Mortgage Obligations — 4.9%
	Ajax Mortgage Loan Trust
2,254,541	Series 2019-F, Class A1, steps up to 3.86% on 11/25/26 (d) (i)	2.86%	07/25/59	2,120,043
	Alternative Loan Trust
4,825,978	Series 2005-16, Class A4, 1 Mo. CME Term SOFR + CSA + 0.48% (f)	5.91%	06/25/35	4,230,990
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Alternative Loan Trust (Continued)
$5,462,669	Series 2005-56, Class 1A1, 1 Mo. CME Term SOFR + CSA + 1.46% (f)	6.89%	11/25/35	$4,984,157
5,195,290	Series 2005-67CB, Class A1	5.50%	01/25/36	3,906,398
2,551,558	Series 2007-13, Class A1	6.00%	06/25/47	1,356,642
	American Home Mortgage Assets Trust
11,915,384	Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (f)	5.13%	02/25/47	4,755,350
	American Home Mortgage Investment Trust
1,448,075	Series 2005-4, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.58% (f)	6.01%	11/25/45	1,264,949
	Banc of America Funding Trust
386,795	Series 2014-R6, Class 2A13 (d) (l)	5.67%	07/26/36	379,664
	Bear Stearns Mortgage Funding Trust
87,006	Series 2006-AR1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.42% (f)	5.85%	07/25/36	77,340
2,140,889	Series 2006-AR3, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.18% (f)	5.61%	10/25/36	1,799,251
3,003,803	Series 2006-AR5, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.19% (f)	5.81%	01/25/37	2,743,209
160,058	Series 2007-AR5, Class 1A1G, 1 Mo. CME Term SOFR + CSA + 0.16% (f)	5.75%	06/25/47	132,810
	CIM Trust
2,672,918	Series 2019-R1, Class A (d)	3.25%	10/25/58	2,332,411
3,005,418	Series 2019-R4, Class A1 (d)	3.00%	10/25/59	2,726,726
4,850,041	Series 2020-R3, Class A1A (d)	4.00%	01/26/60	4,458,621
21,112,000	Series 2020-R7, Class A1B (d) (m)	2.25%	12/27/61	13,891,276
13,939,953	Series 2021-R3, Class A1A (d)	1.95%	06/25/57	12,271,556
15,087,325	Series 2023-R1, Class A1A (d)	5.40%	04/25/62	13,465,654
14,885,431	Series 2023-R3, Class A1A (d)	4.50%	01/25/63	12,717,239
	Connecticut Avenue Securities Trust
7,047,969	Series 2019-R04, Class 2B1, 30 Day Average SOFR + 5.36% (d) (f)	10.65%	06/25/39	7,439,079
6,500,000	Series 2021-R01, Class 1B1, 30 Day Average SOFR + 3.10% (d) (f)	8.39%	10/25/41	6,479,644
	Credit Suisse Mortgage Trust
8,803,991	Series 2007-2, Class 1A4	5.75%	03/25/37	4,901,747
26,420,472	Series 2007-3, Class 1A1A	5.84%	04/25/37	6,464,107
14,009,005	Series 2021-RP11 (d)	3.78%	10/25/61	10,215,326
	CSMCM Trust
600,508	Series 2021-RP11 (d)	3.78%	10/27/61	443,213
	GMACM Mortgage Loan Trust
1,281,129	Series 2006-AR1, Class 1A1 (l)	3.28%	04/19/36	996,512
1,160,558	Series 2006-J1, Class A4	5.75%	04/25/36	989,319
	GreenPoint Mortgage Funding Trust
65,847	Series 2006-AR1, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.58% (f)	6.01%	02/25/36	56,654
	GSR Mortgage Loan Trust
21,406,942	Series 2006-OA1, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.52% (f)	5.95%	08/25/46	5,378,775
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	HarborView Mortgage Loan Trust
$170,203	Series 2005-10, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.62% (f)	6.05%	11/19/35	$120,886
1,039,045	Series 2007-7, Class 1A1, 1 Mo. CME Term SOFR + CSA + 2.00% (f)	7.43%	10/25/37	776,264
	HomeBanc Mortgage Trust
534,208	Series 2004-2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.74% (f)	6.17%	12/25/34	502,820
	Impac CMB Trust
144,360	Series 2005-2, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.52% (f)	5.95%	04/25/35	135,894
473,189	Series 2005-4, Class 1A1A, 1 Mo. CME Term SOFR + CSA + 0.27% (f)	5.06%	05/25/35	433,117
	IndyMac INDX Mortgage Loan Trust
1,224,534	Series 2005-AR14, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.60% (f)	6.03%	07/25/35	983,044
15,722,422	Series 2005-AR29, Class A1 (l)	3.58%	01/25/36	12,906,608
2,855,407	Series 2006-AR6, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.40% (f)	5.83%	06/25/46	2,240,385
3,567,336	Series 2007-FLX4, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.25% (f)	5.68%	07/25/37	3,213,471
	JP Morgan Mortgage Trust
1,377,333	Series 2006-A4, Class 1A1 (l)	4.40%	06/25/36	980,371
	Lehman XS Trust
227,709	Series 2006-16N, Class A4A, 1 Mo. CME Term SOFR + CSA + 0.38% (f)	5.81%	11/25/46	195,934
4,391,919	Series 2007-16N, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.94% (f)	6.37%	09/25/47	4,029,538
2,206,735	Series 2007-16N, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.80% (f)	6.23%	09/25/47	1,880,854
	Merrill Lynch Alternative Note Asset Trust
3,015,440	Series 2007-OAR3, Class A1, 1 Mo. CME Term SOFR + CSA + 0.19% (f)	5.62%	07/25/47	2,727,240
	Morgan Stanley Mortgage Loan Trust
20,246	Series 2005-2AR, Class A, 1 Mo. CME Term SOFR + CSA + 0.26% (f)	5.69%	04/25/35	18,860
	MortgageIT Trust
40,559	Series 2005-5, Class A1, 1 Mo. CME Term SOFR + CSA + 0.52% (f)	5.95%	12/25/35	38,904
	Nomura Resecuritization Trust
312,482	Series 2015-5R, Class 1A1 (d)	4.00%	08/26/37	309,075
	OBX Trust
4,113,731	Series 2021-NQM2, Class A1 (d)	1.10%	05/25/61	3,218,436
10,175,101	Series 2021-NQM3, Class A1 (d)	1.05%	07/25/61	7,641,095
	Opteum Mortgage Acceptance Corp.
828,045	Series 2005-5, Class 1A1D, 1 Mo. CME Term SOFR + CSA + 0.76% (f)	6.19%	12/25/35	767,081
257,381	Series 2006-1, Class 1APT, 1 Mo. CME Term SOFR + CSA + 0.42% (f)	5.85%	04/25/36	224,886
	PRKCM Trust
15,807,331	Series 2021-AFC2, Class A1 (d)	2.07%	11/25/56	13,125,050
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	RALI Trust
$6,214,023	Series 2007-QS7, Class 1A1	6.00%	05/25/37	$4,971,998
2,884,531	Series 2007-QS9, Class A33	6.50%	07/25/37	2,309,196
	RFMSI Trust
6,232,799	Series 2007-S6, Class 1A4	6.00%	06/25/37	4,666,949
	Structured Adjustable Rate Mortgage Loan Trust
10,727	Series 2004-12, Class 3A1 (l)	5.43%	09/25/34	10,405
22,644,212	Series 2006-2, Class 4A1 (l)	4.45%	03/25/36	13,983,351
	Structured Asset Mortgage Investments II Trust
1,394,356	Series 2006-AR1, Class 3A1, 1 Mo. CME Term SOFR + CSA + 0.46% (f)	5.89%	02/25/36	1,091,267
4,312,556	Series 2006-AR7, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.42% (f)	5.85%	08/25/36	3,493,316
3,127,358	Series 2007-AR6, Class A1, 12 Mo. Treasury Average + 1.50% (f)	5.93%	08/25/47	2,783,648
	WaMu Mortgage Pass-Through Certificates Trust
66,197	Series 2005-AR1, Class A2A1, 1 Mo. CME Term SOFR + CSA + 0.68% (f)	6.11%	01/25/45	62,479
137,765	Series 2005-AR15, Class A1A1, 1 Mo. CME Term SOFR + CSA + 0.52% (f)	5.95%	11/25/45	126,256
177,714	Series 2006-AR3, Class A1A, 12 Mo. Treasury Average + 1.00% (f)	3.88%	02/25/46	157,168
272,074	Series 2006-AR4, Class 1A1A, 12 Mo. Treasury Average + 0.94% (f)	4.20%	05/25/46	251,467
				223,355,975
	Commercial Mortgage-Backed Securities — 3.7%
	BFLD TRUST Mortgage-Backed Securities
2,000,000	Series 2020-EYP, Class A, 1 Mo. CME Term SOFR + CSA + 1.15% (d) (f)	6.58%	10/15/35	1,688,184
	BX Commercial Mortgage Trust
7,250,766	Series 2019-XL, Class A, 1 Mo. CME Term SOFR + CSA + 0.92% (d) (f)	6.34%	10/15/36	7,234,864
12,546,000	Series 2020-VIV2, Class C (d) (l)	3.66%	03/09/44	10,396,274
6,600,000	Series 2020-VIVA, Class D (d) (l)	3.67%	03/11/44	5,339,781
4,000,000	Series 2021-ARIA, Class F, 1 Mo. CME Term SOFR + CSA + 2.59% (d) (f)	8.02%	10/15/36	3,733,130
3,909,651	Series 2021-XL2, Class J, 1 Mo. CME Term SOFR + CSA + 3.89% (d) (f)	9.31%	10/15/38	3,695,001
	BX Trust
1,800,000	Series 2019-OC11, Class D (d) (l)	4.08%	12/09/41	1,506,370
	BXHPP Trust
5,200,000	Series 2021-FILM, Class E, 1 Mo. CME Term SOFR + CSA + 2.00% (d) (f)	7.42%	08/15/36	4,457,197
	BXP Trust
8,500,000	Series 2017-CC, Class B (d) (l)	3.67%	08/13/37	7,196,375
1,440,000	Series 2017-CC, Class D (d) (l)	3.67%	08/13/37	1,054,040
5,000,000	Series 2017-GM, Class D (d) (l)	3.54%	06/13/39	4,159,867
	BXSC Commercial Mortgage Trust
8,450,000	Series 2022-WSS, Class D, 1 Mo. CME Term SOFR + 3.19% (d) (f)	8.50%	03/15/35	8,324,466
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	CAMB Commercial Mortgage Trust
$9,150,000	Series 2019-LIFE, Class F, 1 Mo. CME Term SOFR + CSA + 2.55% (d) (f)	7.98%	12/15/37	$8,886,748
	CENT Trust
6,470,000	Series 2023-CITY, Class A, 1 Mo. CME Term SOFR + 2.62% (d) (f)	7.87%	09/15/28	6,501,387
	Century Plaza Towers
3,500,000	Series 2019-CPT, Class A (d)	2.87%	11/13/39	2,869,227
	CRSO Trust
1,700,000	Series 2023-BRND	7.91%	07/10/28	1,722,950
	DC Office Trust
3,600,000	Series 2019-MTC, Class A (d)	2.97%	09/15/45	2,913,331
	DROP Mortgage Trust
12,284,000	Series 2021-FILE, Class B, 1 Mo. CME Term SOFR + CSA + 1.70% (d) (f)	7.12%	10/15/43	10,717,019
	Grace Trust
5,080,000	Series 2020-GRCE, Class D (d) (l)	2.77%	12/10/40	3,588,119
	Hilton U.S.A. Trust
4,000,000	Series 2016-HHV, Class F (d) (l)	4.33%	11/05/38	3,549,774
	Hudson Yards Mortgage Trust
3,537,000	Series 2019-30HY, Class D (d) (l)	3.56%	07/10/39	2,791,316
	Life Mortgage Trust
7,863,761	Series 2021-BMR, Class G, 1 Mo. CME Term SOFR + CSA + 2.95% (d) (f)	8.37%	03/15/38	7,473,005
	Manhattan West
3,855,000	Series 2020-1MW, Class A (d)	2.13%	09/10/39	3,336,442
	Med Trust
6,966,566	Series 2021-MDLN, Class D, 1 Mo. CME Term SOFR + CSA + 2.00% (d) (f)	7.42%	11/15/38	6,697,796
	MSCG Trust
12,732,059	Series 2018-SELF, Class F, 1 Mo. CME Term SOFR + CSA + 3.05% (d) (f)	8.41%	10/15/37	12,496,301
	SFAVE Commercial Mortgage Securities Trust
9,265,000	Series 2015-5AVE, Class A2A (d) (l)	3.66%	01/05/43	6,557,662
	SLG Office Trust
7,600,000	Series 2021-OVA, Class A (d)	2.59%	07/15/41	6,110,416
5,000,000	Series 2021-OVA, Class E (d)	2.85%	07/15/41	3,565,611
5,000,000	Series 2021-OVA, Class F (d)	2.85%	07/15/41	3,452,524
	SREIT Trust
7,100,000	Series 2021-PALM, Class E, 1 Mo. CME Term SOFR + 1.91% (d) (f)	7.33%	10/15/34	6,690,982
6,430,000	Series 2021-PALM, Class G, 1 Mo. CME Term SOFR + 3.62% (d) (f)	9.04%	10/15/34	6,114,591
	TPGI Trust
3,775,413	Series 2021-DGWD, Class E, 1 Mo. CME Term SOFR + CSA + 2.35% (d) (f)	7.77%	06/15/26	3,613,933
				168,434,683
	Total Mortgage-Backed Securities			391,790,658
	(Cost $445,111,063)
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (c) — 5.7%
	Agriculture — 0.2%
$2,325,000	Imperial Brands Finance PLC (d)	3.13%	07/26/24	$2,263,921
1,790,000	Imperial Brands Finance PLC (d)	4.25%	07/21/25	1,732,385
3,295,000	Imperial Brands Finance PLC (d)	3.50%	07/26/26	3,097,603
				7,093,909
	Airlines — 0.0%
558,000	Air Canada Pass-Through Trust, Series 2017-1, Class AA (d)	3.30%	01/15/30	492,902
	Banks — 2.9%
1,830,000	HSBC Holdings PLC (e)	2.10%	06/04/26	1,706,654
1,765,000	HSBC Holdings PLC (e)	4.76%	06/09/28	1,694,004
6,100,000	HSBC Holdings PLC (e)	2.01%	09/22/28	5,246,588
8,045,000	HSBC Holdings PLC (e)	2.21%	08/17/29	6,743,215
1,755,000	HSBC Holdings PLC (e)	2.36%	08/18/31	1,391,156
9,845,000	HSBC Holdings PLC (e)	2.80%	05/24/32	7,866,295
2,075,000	HSBC Holdings PLC (e)	6.33%	03/09/44	2,094,311
3,000,000	Lloyds Banking Group PLC (e)	3.87%	07/09/25	2,943,575
5,000,000	Lloyds Banking Group PLC (e)	1.63%	05/11/27	4,463,702
3,000,000	Lloyds Banking Group PLC (e)	3.57%	11/07/28	2,727,661
1,245,000	Lloyds Banking Group PLC (e)	4.98%	08/11/33	1,153,712
7,600,000	Macquarie Group Ltd. (d) (e)	1.34%	01/12/27	6,820,556
4,775,000	Macquarie Group Ltd. (d) (e)	2.87%	01/14/33	3,746,389
6,655,000	NatWest Group PLC (e)	4.27%	03/22/25	6,581,626
10,775,000	Santander UK Group Holdings PLC (e)	4.80%	11/15/24	10,743,666
5,545,000	Santander UK Group Holdings PLC (e)	1.09%	03/15/25	5,376,762
930,000	Santander UK Group Holdings PLC (e)	1.53%	08/21/26	844,769
5,250,000	Santander UK Group Holdings PLC (e)	1.67%	06/14/27	4,624,449
1,735,000	Santander UK Group Holdings PLC (e)	2.47%	01/11/28	1,527,769
4,485,000	UBS Group AG (d) (e)	2.59%	09/11/25	4,326,539
1,200,000	UBS Group AG (d) (e)	1.36%	01/30/27	1,072,889
12,020,000	UBS Group AG (d) (e)	1.31%	02/02/27	10,716,601
1,865,000	UBS Group AG (d)	4.28%	01/09/28	1,745,921
15,740,000	UBS Group AG (d) (e)	4.19%	04/01/31	14,183,827
5,970,000	UBS Group AG (d) (e)	3.09%	05/14/32	4,922,018
13,095,000	UBS Group AG (d) (e)	9.02%	11/15/33	15,865,122
				131,129,776
	Beverages — 0.3%
6,260,000	Bacardi Ltd. (d)	4.45%	05/15/25	6,104,564
7,000,000	Becle SAB de C.V. (d)	2.50%	10/14/31	5,516,545
4,230,000	JDE Peet's N.V. (d)	2.25%	09/24/31	3,256,337
				14,877,446
	Diversified Financial Services — 0.5%
1,000,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.50%	01/15/25	966,338
1,296,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.45%	10/01/25	1,255,658
11,200,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/28	9,714,259
1,755,000	Avolon Holdings Funding Ltd. (d)	2.88%	02/15/25	1,657,212
670,000	Avolon Holdings Funding Ltd. (d)	3.25%	02/15/27	603,333
5,256,000	Avolon Holdings Funding Ltd. (d)	2.53%	11/18/27	4,491,484
2,074,000	GGAM Finance Ltd. (d)	8.00%	06/15/28	2,105,027
467,000	Park Aerospace Holdings Ltd. (d)	5.50%	02/15/24	463,992
				21,257,303
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (c) (Continued)
	Electric — 0.2%
$250,000	Mong Duong Finance Holdings B.V. (n)	5.13%	05/07/29	$226,770
3,975,000	TenneT Holding B.V., Medium-Term Note (EUR) (n)	4.50%	10/28/34	4,573,796
2,390,000	TenneT Holding B.V., Medium-Term Note (EUR) (n)	2.75%	05/17/42	2,264,130
1,190,000	TenneT Holding B.V., Medium-Term Note (EUR) (n)	4.75%	10/28/42	1,406,288
				8,470,984
	Engineering & Construction — 0.0%
1,700,000	Cellnex Finance Co., S.A., Medium-Term Note (EUR) (n)	2.00%	09/15/32	1,468,257
	Entertainment — 0.0%
600,000	Banijay Entertainment SASU (d)	5.38%	03/01/25	585,180
	Food — 0.2%
150,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	5.50%	01/15/30	145,349
1,505,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	3.75%	12/01/31	1,252,253
2,115,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	3.00%	05/15/32	1,671,820
2,495,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	5.75%	04/01/33	2,377,696
3,000,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	4.38%	02/02/52	2,128,945
2,015,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	6.50%	12/01/52	1,932,701
				9,508,764
	Gas — 0.0%
1,555,000	National Gas Transmission PLC, Medium-Term Note (EUR) (n)	4.25%	04/05/30	1,685,068
	Healthcare-Services — 0.1%
3,250,000	Kedrion S.p.A. (d)	6.50%	09/01/29	2,778,750
	Internet — 0.1%
2,775,000	Tencent Holdings Ltd. (d)	3.98%	04/11/29	2,558,099
2,380,000	Tencent Holdings Ltd. (d)	3.84%	04/22/51	1,634,608
				4,192,707
	Investment Companies — 0.0%
2,000,000	Gaci First Investment Co. (n)	5.25%	10/13/32	2,004,838
	Mining — 0.0%
600,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT (d)	5.45%	05/15/30	575,780
	Oil & Gas — 0.3%
450,000	Ecopetrol S.A.	8.88%	01/13/33	456,559
1,383,000	KazMunayGas National Co. JSC (n)	5.38%	04/24/30	1,260,703
1,200,000	KazMunayGas National Co. JSC (d)	3.50%	04/14/33	905,402
2,504,000	Pertamina Persero PT (d)	3.10%	08/27/30	2,165,793
5,717,000	Petroleos Mexicanos	5.95%	01/28/31	4,141,694
1,942,000	Petroleos Mexicanos	6.63%	06/15/35	1,341,259
565,000	Petroleos Mexicanos	6.95%	01/28/60	350,043
1,400,000	Qatar Energy (n)	2.25%	07/12/31	1,154,194
				11,775,647
	Packaging & Containers — 0.0%
1,000,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (d)	5.25%	08/15/27	857,785
1,500,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (d)	5.25%	08/15/27	1,286,678
				2,144,463
	Pharmaceuticals — 0.2%
500,000	Bayer AG, Medium-Term Note (EUR) (n)	4.63%	05/26/33	550,976
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (c) (Continued)
	Pharmaceuticals (Continued)
$1,380,000	Grifols S.A. (d)	4.75%	10/15/28	$1,212,012
5,680,000	Pfizer Investment Enterprises Pte Ltd.	5.30%	05/19/53	5,686,268
				7,449,256
	Pipelines — 0.1%
1,070,000	Enbridge, Inc.	5.70%	03/08/33	1,070,995
1,596,780	Galaxy Pipeline Assets Bidco Ltd. (d)	2.16%	03/31/34	1,344,428
800,000	Southern Gas Corridor CJSC (n)	6.88%	03/24/26	809,128
3,010,000	TMS Issuer Sarl (n)	5.78%	08/23/32	3,066,341
				6,290,892
	Real Estate — 0.2%
1,270,000	Annington Funding PLC, Medium-Term Note (GBP) (n)	3.18%	07/12/29	1,329,993
1,400,000	Annington Funding PLC, Medium-Term Note (GBP) (n)	2.31%	10/06/32	1,271,203
900,000	Annington Funding PLC, Medium-Term Note (GBP) (n)	3.69%	07/12/34	880,733
1,350,000	Blackstone Property Partners Europe Holdings Sarl, Medium-Term Note (EUR) (n)	1.75%	03/12/29	1,148,543
2,400,000	Blackstone Property Partners Europe Holdings Sarl, Medium-Term Note (EUR) (n)	1.63%	04/20/30	1,941,879
500,000	Vonovia Finance B.V. (EUR) (n)	2.25%	04/07/30	456,559
400,000	Vonovia SE, Medium-Term Note (EUR) (n)	5.00%	11/23/30	426,423
1,800,000	Vonovia SE (EUR) (n)	1.50%	06/14/41	1,083,252
				8,538,585
	Real Estate Investment Trusts — 0.1%
1,000,000	CapitaLand Ascendas REIT, Medium-Term Note (EUR) (n)	0.75%	06/23/28	887,940
4,065,000	Digital Intrepid Holding B.V. (EUR) (n)	0.63%	07/15/31	3,192,621
				4,080,561
	Retail — 0.1%
4,230,000	Alimentation Couche-Tard, Inc. (d)	3.80%	01/25/50	2,931,441
	Savings & Loans — 0.1%
4,055,000	Nationwide Building Society (d) (e)	2.97%	02/16/28	3,667,912
	Telecommunications — 0.1%
200,000	C&W Senior Financing DAC (d)	6.88%	09/15/27	185,808
3,860,000	Intelsat Jackson Holdings S.A. (g) (j) (k) (o)	8.50%	10/15/24	0
390,000	Intelsat Jackson Holdings S.A. (g) (j) (k) (o)	9.75%	07/15/25	0
2,000,000	Intelsat Jackson Holdings S.A. (g) (j) (k) (p)	5.50%	08/01/28	0
4,363,000	Intelsat Jackson Holdings S.A. (d)	6.50%	03/15/30	4,011,395
500,000	Ooredoo International Finance Ltd. (n)	2.63%	04/08/31	425,404
1,477,000	Vodafone Group PLC	4.88%	06/19/49	1,253,682
1,375,000	Vodafone Group PLC	4.25%	09/17/50	1,060,857
				6,937,146
	Total Foreign Corporate Bonds and Notes			259,937,567
	(Cost $276,660,627)

Principal Value	Description	Rate (q)	Stated Maturity (r)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 1.5%
	Aerospace/Defense — 0.0%
686,436	Transdigm, Inc., Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.49%	08/24/28	687,723
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Rate (q)	Stated Maturity (r)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Airlines — 0.0%
$283,637	AAdvantage Loyalty IP Ltd., Term Loan, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.75% Floor	10.34%	04/20/28	$294,961
303,593	United Airlines, Inc., Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor	9.29%	04/21/28	304,846
				599,807
	Brokerage Assetmanagers Exchanges — 0.0%
168,265	Deerfield Dakota Holding LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 1.00% Floor	8.99%	04/09/27	162,797
	Cable Satellite — 0.1%
521,439	CSC Holdings LLC, Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	7.92%	04/15/27	472,554
842,500	DIRECTV Financing LLC, Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.75% Floor	10.45%	08/02/27	833,932
2,290,051	EagleView Technology Corp., Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	9.04%	08/14/25	2,044,592
725,000	Virgin Media Bristol LLC, Term Loan N, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.92%	01/31/28	706,150
				4,057,228
	Chemicals — 0.0%
1,358,177	Chemours (The) Co., Term Loan B2, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.83%	08/18/28	1,341,200
	Consumer Cyclical Services — 0.0%
116,454	8 Avenue Food & Provisions, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.20%	10/01/25	111,562
349,833	Arches Buyer, Inc., Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.68%	12/06/27	340,869
500,000	Prime Security Services Borrower LLC, Term Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.08%	03/14/28	492,500
				944,931
	Consumer Products — 0.1%
105,155	AI Aqua Merger Sub, Inc., Delayed Draw Term Loan, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.33%	07/30/28	104,967
599,439	AI Aqua Merger Sub, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.08%	07/30/28	598,369
615,802	Sunshine Luxembourg VII, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.75% Floor	9.09%	10/02/26	617,043
2,577,031	Zep, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor	9.54%	08/11/24	2,409,524
				3,729,903
	Diversified Manufacturing — 0.0%
303,920	Filtration Group Corp., Term Loan, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.70%	10/24/28	305,154
	Environmental — 0.0%
116,451	Patriot Container Corp., Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 1.00% Floor	9.18%	03/20/25	109,755
	Finance Companies — 0.2%
4,899,498	Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	7.66%	12/01/27	4,902,560
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Rate (q)	Stated Maturity (r)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Finance Companies (Continued)
$215,618	Delos Finance S.A.R.L., Term Loan B, 3 Mo. LIBOR + 1.75%, 0.00% Floor	7.29%	10/06/23	$215,820
1,450,000	Setanta Aircraft Leasing DAC, Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	7.54%	11/05/28	1,451,812
				6,570,192
	Food And Beverage — 0.1%
460,836	City Brewing Co. LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	9.07%	04/05/28	304,152
136,880	H-Food Holdings LLC, Term Loan, 1 Mo. LIBOR + 3.69%, 0.00% Floor	8.79%	05/31/25	124,570
1,069,773	Hostess Brands LLC, Term Loan, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.74%	06/30/30	1,070,110
1,364	Naked Juice LLC, Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.58%	01/24/29	1,296
938,975	Naked Juice LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.59%	01/24/29	892,379
303,142	Naked Juice LLC, Term Loan, 3 Mo. CME Term SOFR + CSA + 6.00%, 0.50% Floor	11.34%	01/24/30	247,277
				2,639,784
	Gaming — 0.0%
152,111	Churchill Downs, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.43%	03/17/28	152,491
500,000	Golden Nugget, Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	9.33%	01/27/29	495,938
				648,429
	Healthcare — 0.2%
1,123,106	Gainwell Acquisition Corp., Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	9.34%	10/01/27	1,107,663
2,997,046	Grifols Worldwide Operations Ltd., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.43%	11/15/27	2,964,274
674,178	ICON Luxembourg S.A.R.L., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.75%	07/01/28	675,287
656,569	IQVIA, Inc., Term Loan, 3 Mo. LIBOR + 1.75%, 0.00% Floor	7.29%	06/11/25	658,743
592,500	Medline Borrower L.P., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.70%	10/21/28	592,808
778,030	Phoenix Newco, Inc., Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.70%	11/15/28	776,817
167,972	PRA Health Sciences, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.25%, 0.50% Floor	7.75%	07/01/28	168,248
				6,943,840
	Insurance — 0.1%
1,132,443	Acrisure LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.95%	02/15/27	1,112,523
2,912,462	AmWINS Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.75% Floor	7.70%	02/19/28	2,916,103
348,824	Asurion LLC (fka Asurion Corp.), Term Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor	8.79%	12/23/26	339,730
				4,368,356
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Rate (q)	Stated Maturity (r)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Leisure — 0.0%
$79,990	Delta 2 Lux S.A.R.L., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.33%	01/15/30	$80,303
969,869	William Morris Endeavor Entertainment LLC, Term Loan B1, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.20%	05/18/25	969,947
				1,050,250
	Lodging — 0.0%
161,940	Hilton Worldwide Finance LLC, Term Loan B2, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.16%	06/21/26	162,033
	Media Entertainment — 0.0%
298,930	AppLovin Corp., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.41%	08/15/30	298,445
374,153	MH Sub I LLC, Term Loan, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.58%	05/03/28	360,240
				658,685
	Medical Equipment & Devices — 0.0%
1,324,614	Avantor Funding, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 1.00% Floor	7.68%	11/06/27	1,327,396
	Packaging — 0.1%
1,143,840	Berry Global, Inc., Term Loan, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.29%	07/01/26	1,144,858
1,511,250	Plaze, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.75% Floor	9.20%	08/03/26	1,446,833
2,179,787	Proampac PG Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.18%-9.32%	11/03/25	2,179,786
				4,771,477
	Paper — 0.0%
969,693	Mativ Holdings, Inc., Delayed Draw Term Loan, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor (j)	7.93%	05/06/27	945,451
	Pharmaceuticals — 0.2%
1,549,782	Elanco Animal Health, Inc., Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.17%	08/01/27	1,536,950
1,750,000	Horizon Therapeutics USA, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.43%	05/22/26	1,751,566
2,097,661	Jazz Financing LUX S.A.R.L., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.95%	05/05/28	2,100,283
2,269,278	Organon & Co., Term Loan, 3 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.43%	06/02/28	2,277,085
272,727	Perrigo Investments LLC, Delayed Draw Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.58%	04/20/29	272,046
469,773	Perrigo Investments LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.68%	04/20/29	468,598
				8,406,528
	Railroads — 0.0%
169,742	Genesee & Wyoming, Inc., Term Loan, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.34%	12/30/26	169,964
	Restaurants — 0.0%
181,005	Dave & Buster's, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	9.19%	06/29/29	181,413
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Rate (q)	Stated Maturity (r)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Services — 0.0%
$1,656,863	Spin Holdco, Inc., Term Loan, 3 Mo. LIBOR + 4.00%, 0.75% Floor	9.23%	03/04/28	$1,395,907
	Technology — 0.3%
365,000	Amentum Government Services Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.45%	01/31/27	363,175
335,382	Central Parent, Inc., Term Loan, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.49%	07/06/29	336,004
3,908,629	Commscope, Inc., Term Loan B2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.70%	04/04/26	3,605,222
144,496	DTI Holdco, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.75%, 0.75% Floor	10.12%	04/26/29	140,122
114,373	Entegris, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.83%	07/06/29	114,702
58,022	Entegris, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	07/06/29	58,189
195,914	Entegris, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.99%	07/06/29	196,478
2,130,348	NortonLifeLock, Inc., Term Loan A2, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.93%	09/12/27	2,109,055
332,401	Open Text Corp., Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.18%	05/30/25	333,185
751,670	Open Text Corp., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.20%	01/31/30	753,395
2,588,904	Oracle Corp., Term Loan A1, 1 Mo. CME Term SOFR + CSA + 1.60%, 0.00% Floor	7.02%	08/16/27	2,575,960
593,921	Peraton Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.75% Floor	9.18%	02/01/28	589,234
165,930	RealPage, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.45%	04/22/28	164,356
453,427	Renaissance Holding Corp., Term Loan, 1 Mo. CME Term SOFR + 4.75%, 0.50% Floor	9.99%	04/07/30	454,810
536,124	SS&C Technologies, Inc., Term Loan B-5, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.20%	04/16/25	536,660
				12,330,547
	Wireless — 0.0%
1,043,559	SBA Senior Finance II LLC, Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.09%	04/11/25	1,045,072
	Wirelines — 0.1%
250,000	Zayo Group Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.45%	03/09/27	200,986
1,799,294	Zayo Group Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.66%	03/09/27	1,452,256
				1,653,242
	Total Senior Floating-Rate Loan Interests			67,207,064
	(Cost $68,209,705)

See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (c) — 1.1%
	Brazil — 0.1%
$3,330,000	Brazilian Government International Bond	3.88%	06/12/30	$2,956,322
200,000	Brazilian Government International Bond	6.00%	10/20/33	194,925
				3,151,247
	Chile — 0.1%
1,500,000	Chile Government International Bond	2.55%	01/27/32	1,262,030
1,540,000	Chile Government International Bond	2.55%	07/27/33	1,240,143
750,000	Chile Government International Bond	3.50%	01/31/34	651,082
				3,153,255
	Colombia — 0.0%
1,200,000	Colombia Government International Bond	4.50%	03/15/29	1,070,750
1,485,000	Colombia Government International Bond	3.00%	01/30/30	1,183,300
				2,254,050
	Dominican Republic — 0.1%
2,485,000	Dominican Republic International Bond (d)	4.50%	01/30/30	2,173,621
790,000	Dominican Republic International Bond (n)	4.88%	09/23/32	672,282
				2,845,903
	Guatemala — 0.1%
1,000,000	Guatemala Government Bond (n)	5.25%	08/10/29	951,343
2,000,000	Guatemala Government Bond (n)	3.70%	10/07/33	1,617,986
				2,569,329
	Hungary — 0.1%
1,000,000	Hungary Government International Bond (n)	5.25%	06/16/29	980,024
3,130,000	Hungary Government International Bond (d)	2.13%	09/22/31	2,414,078
				3,394,102
	Indonesia — 0.1%
3,500,000	Perusahaan Penerbit SBSN Indonesia III (d)	2.80%	06/23/30	3,034,406
	Mexico — 0.1%
5,772,000	Mexico Government International Bond	2.66%	05/24/31	4,789,939
1,700,000	Mexico Government International Bond	4.75%	04/27/32	1,614,073
				6,404,012
	Oman — 0.0%
800,000	Oman Government International Bond (n)	6.75%	10/28/27	825,500
1,100,000	Oman Government International Bond (n)	5.63%	01/17/28	1,088,150
				1,913,650
	Panama — 0.1%
3,608,000	Panama Government International Bond	3.16%	01/23/30	3,150,850
500,000	Panama Government International Bond	2.25%	09/29/32	380,692
				3,531,542
	Paraguay — 0.0%
2,285,000	Paraguay Government International Bond (n)	4.95%	04/28/31	2,163,248
	Peru — 0.1%
1,715,000	Peruvian Government International Bond	2.84%	06/20/30	1,487,419
1,260,000	Peruvian Government International Bond	2.78%	01/23/31	1,071,121
				2,558,540
	Philippines — 0.0%
2,500,000	Philippine Government International Bond	2.46%	05/05/30	2,133,391
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (c) (Continued)
	Poland — 0.0%
$323,000	Republic of Poland Government International Bond	5.75%	11/16/32	$336,208
1,995,000	Republic of Poland Government International Bond	4.88%	10/04/33	1,939,794
				2,276,002
	Romania — 0.1%
250,000	Romanian Government International Bond (d)	6.63%	02/17/28	258,744
3,000,000	Romanian Government International Bond (n)	3.00%	02/14/31	2,488,911
				2,747,655
	South Africa — 0.1%
730,000	Republic of South Africa Government International Bond	4.85%	09/30/29	644,685
759,000	Republic of South Africa Government International Bond	5.88%	06/22/30	692,443
1,550,000	Republic of South Africa Government International Bond	5.88%	04/20/32	1,374,517
				2,711,645
	United Arab Emirates — 0.0%
1,302,000	Finance Department Government of Sharjah (d)	6.50%	11/23/32	1,332,334
	Uruguay — 0.0%
2,000,000	Uruguay Government International Bond	4.38%	01/23/31	1,969,467
	Total Foreign Sovereign Bonds and Notes			50,143,778
	(Cost $55,282,072)
MUNICIPAL BONDS — 0.5%
	California — 0.1%
4,545,000	Regents of the Univ of CA Med Ctr Pooled Rev	3.26%	05/15/60	3,072,227
	Massachusetts — 0.0%
1,845,000	Massachusetts Sch Bldg Auth	2.97%	10/15/32	1,572,433
	New Jersey — 0.0%
2,000,000	NJ St Turnpike Auth Rev	1.86%	01/01/31	1,621,743
500,000	NJ St Turnpike Auth Rev	3.73%	01/01/36	435,592
				2,057,335
	New York — 0.4%
2,285,000	City of New York NY	3.62%	04/01/31	2,083,416
1,225,000	Metro Transprtn Auth NY Rev Txbl Green Bond, Ser C2	5.18%	11/15/49	1,134,823
970,000	New York City NY Transitional Fin Auth Rev, Ser A-3	3.96%	08/01/32	901,582
6,940,000	New York City NY Transitional Fin Auth Rev, Ser B-3	1.85%	08/01/32	5,401,906
400,000	New York City NY Transitional Fin Auth Rev Qualified Sch Constr, Ser BD G-3	5.27%	05/01/27	403,016
2,690,000	NY St Dorm Auth, Ser D	5.00%	03/15/24	2,678,698
5,140,000	NY St Urban Dev Corp.	2.97%	03/15/34	4,272,998
				16,876,439
	Total Municipal Bonds			23,578,434
	(Cost $29,078,486)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Wireless Telecommunication Services — 0.0%
59,835	Intelsat Jackson Emergence S.A. (j) (k) (p) (s)	0
	(Cost $2,002,850)
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
RIGHTS — 0.0%
	Wireless Telecommunication Services — 0.0%
6,263	Intelsat Jackson Holdings S.A., Series A (j) (k) (p) (s)	$0
6,263	Intelsat Jackson Holdings S.A., Series B (j) (k) (p) (s)	0
	Total Rights	0
	(Cost $138)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 4.7%
$179,545,000	U.S. Treasury Bill	(h)	11/28/23	177,224,381
34,595,000	U.S. Treasury Bill	(h)	12/21/23	34,030,860
	Total U.S. Treasury Bills			211,255,241
	(Cost $211,251,175)

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
39,100,223	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (t)	39,100,223
	(Cost $39,100,223)

	Total Investments — 119.6%	5,429,938,355
	(Cost $5,709,825,720)
	Net Other Assets and Liabilities — (19.6)%	(890,445,026)
	Net Assets — 100.0%	$4,539,493,329
Forward Foreign Currency Contracts at August 31, 2023 (See Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 8/31/2023	Sale Value as of 8/31/2023	Unrealized Appreciation (Depreciation)
10/13/2023	Citi	GBP	110,000	USD	140,359	$139,369	$140,359	$(990)
10/13/2023	Citi	USD	557,857	EUR	506,000	557,857	549,840	8,017
10/13/2023	Citi	USD	1,098,235	EUR	996,000	1,098,235	1,082,293	15,942
10/13/2023	Citi	USD	1,641,282	EUR	1,506,000	1,641,282	1,636,479	4,803
10/13/2023	Citi	USD	881,044	EUR	810,000	881,044	880,178	866
10/13/2023	Citi	USD	29,393,122	EUR	26,917,000	29,393,122	29,249,073	144,049
10/13/2023	Citi	USD	832,017	EUR	760,000	832,017	825,846	6,171
10/13/2023	Citi	USD	2,773,472	GBP	2,160,000	2,773,472	2,736,701	36,771
10/13/2023	Citi	USD	782,767	GBP	611,000	782,767	774,132	8,635
Net Unrealized Appreciation (Depreciation)								$224,264
Futures Contracts at August 31, 2023 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	Long	7,362	Dec-2023	$1,500,410,113	$3,020,657
U.S. 5-Year Treasury Notes	Long	353	Dec-2023	37,743,422	279,402
Ultra U.S. Treasury Bond Futures	Long	175	Dec-2023	22,657,031	738,912
Euro-Bobl Futures	Short	17	Dec-2023	(2,165,440)	(9,911)
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Euro-Bund Futures	Short	44	Dec-2023	$(6,327,973)	$(1,008)
Euro-Buxl 30 Year Bonds Futures	Short	26	Dec-2023	(3,771,115)	(5,674)
Ultra 10-Year U.S. Treasury Notes	Short	364	Dec-2023	(42,263,812)	(492,595)
				$1,506,282,226	$3,529,783
Interest Rate Swap Agreements at August 31, 2023 (See Note 2E - Swap Agreements in the Notes to Financial Statements):

Counterparty	Floating Rate	Expiration Date	Notional Value	Fixed Rate	Unrealized Appreciation (Depreciation)/ Value
Citadel Securities LLC	SOFR(1)	12/20/2053	$27,661,000	3.520%(1)	$(144,715)

(1)	The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 12/20/2023 and no interest is being accrued until that date.

(a)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2J - Mortgage Dollar Rolls in the Notes to Financial Statements).
(b)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(c)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2023, securities noted as such amounted to $954,478,469 or
21.0% of net assets.

(e)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(f)	Floating or variable rate security.
(g)	This issuer is in default.
(h)	Zero coupon security.
(i)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(j)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
August 31, 2023, securities noted as such are valued at $11,568,843 or 0.3% of net assets.

(k)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(l)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(m)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(n)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(o)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note2K - Restricted Securities in the Notes to Financial Statements).

(p)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
(q)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(r)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(s)	Non-income producing security.
(t)	Rate shown reflects yield as of August 31, 2023.

Abbreviations throughout the Portfolio of Investments:
Citi	– Citibank N.A.
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To-Be-Announced Security
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$1,509,208,739	$—	$1,509,208,739	$—
U.S. Government Bonds and Notes	1,492,085,532	—	1,492,085,532	—
Corporate Bonds and Notes*	916,897,598	—	916,897,598	—
Asset-Backed Securities	468,733,521	—	458,110,129	10,623,392
Mortgage-Backed Securities	391,790,658	—	391,790,658	—
Foreign Corporate Bonds and Notes:
Telecommunications	6,937,146	—	6,937,146	— **
Other Industry Categories*	253,000,421	—	253,000,421	—
Senior Floating-Rate Loan Interests*	67,207,064	—	67,207,064	—
Foreign Sovereign Bonds and Notes***	50,143,778	—	50,143,778	—
Municipal Bonds****	23,578,434	—	23,578,434	—
Common Stocks*	— **	—	—	— **
Rights*	— **	—	—	— **
U.S. Treasury Bills	211,255,241	—	211,255,241	—
Money Market Funds	39,100,223	39,100,223	—	—
Total Investments	5,429,938,355	39,100,223	5,380,214,740	10,623,392
Forward Foreign Currency Contracts	225,254	—	225,254	—
Futures Contracts	4,038,971	4,038,971	—	—
Total	$5,434,202,580	$43,139,194	$5,380,439,994	$10,623,392

See Notes to Financial Statements

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
Portfolio of Investments (Continued)
August 31, 2023
LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(990)	$—	$(990)	$—
Futures Contracts*****	(509,188)	(509,188)	—	—
Interest Rate Swap Agreements	(144,715)	—	(144,715)	—
Total	$(654,893)	$(509,188)	$(145,705)	$—

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
***	See Portfolio of Investments for country breakout.
****	See Portfolio of Investments for state breakout.
*****
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments
August 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES — 24.4%
	Collateralized Mortgage Obligations — 18.1%
	Adjustable Rate Mortgage Trust
$75,641	Series 2005-8, Class 3A21 (a)	4.51%	11/25/35	$56,470
	Ajax Mortgage Loan Trust
6,038,255	Series 2021-C, Class A, steps up to 5.12% on 09/25/24 (b) (c)	2.12%	01/25/61	5,722,069
2,645,122	Series 2021-D, Class A, steps up to 5.00% on 02/25/25 (b) (c)	2.00%	03/25/60	2,445,066
	Alternative Loan Trust
625,459	Series 2005-13CB, Class A8	5.50%	05/25/35	528,525
223,318	Series 2005-16, Class A3, 1 Mo. CME Term SOFR + CSA + 0.50% (d)	5.93%	06/25/35	195,960
675,899	Series 2005-65CB, Class 2A4	5.50%	12/25/35	482,785
61,482	Series 2005-76, Class 1A1, 12 Mo. Treasury Average + 1.48% (d)	5.91%	01/25/36	56,746
268,477	Series 2006-33CB, Class 2A1	6.00%	11/25/36	143,971
846,825	Series 2007-15CB, Class A6	5.75%	07/25/37	486,580
402,667	Series 2007-OA6, Class A1B, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	5.83%	06/25/37	358,495
	American Home Mortgage Assets Trust
1,133,479	Series 2006-1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.21% (d)	5.64%	05/25/46	951,733
12,645,838	Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (d)	5.13%	02/25/47	5,046,869
3,156,581	Series 2007-2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.13% (d)	5.55%	03/25/47	2,777,942
	American Home Mortgage Investment Trust
487,080	Series 2005-4, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.58% (d)	6.01%	11/25/45	425,483
	APS Resecuritization Trust
14,507,586	Series 2016-3, Class 3MZ (a) (b)	0.88%	09/27/46	7,396,111
	Banc of America Funding Trust
623,195	Series 2007-1, Class TA3A, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	01/25/37	541,185
2,028,794	Series 2007-2, Class TA4, 1 Mo. CME Term SOFR + CSA + 0.80% (d)	6.23%	03/25/37	1,822,840
	BCAP LLC Trust
298,169	Series 2007-AA3, Class 1A1A, 1 Mo. CME Term SOFR + CSA + 0.42% (d)	5.85%	04/25/37	275,372
4,943,447	Series 2012-RR8, Class 4A6 (a) (b)	2.39%	11/20/36	4,219,826
	Bear Stearns ALT-A Trust
376,533	Series 2004-8, Class M1, 1 Mo. CME Term SOFR + CSA + 0.92% (d)	6.34%	09/25/34	372,425
1,282,095	Series 2006-1, Class 21A2 (a)	4.13%	02/25/36	903,134
	Bear Stearns Mortgage Funding Trust
4,049,341	Series 2006-AR1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.42% (d)	5.85%	07/25/36	3,599,475
430,185	Series 2006-AR3, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.18% (d)	5.61%	10/25/36	361,538
5,680,729	Series 2007-AR1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.16% (d)	5.59%	01/25/37	4,908,667
152,750	Series 2007-AR3, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.14% (d)	5.57%	03/25/37	130,391
3,637,251	Series 2007-AR5, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.23% (d)	5.66%	06/25/37	3,364,250
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	CIM Trust
$7,633,620	Series 2020-R6, Class A1 (b)	2.25%	12/25/60	$6,175,143
524,923	Series 2020-R7, Class A1A (b) (e)	2.25%	12/27/61	453,914
5,005,571	Series 2021-INV1, Class A2 (b)	2.50%	07/01/51	3,974,895
994,921	Series 2021-R3, Class A1A (b)	1.95%	06/25/57	875,845
1,349,133	Series 2021-R5, Class A1A (b)	2.00%	08/25/61	1,072,000
6,655,084	Series 2023-R1, Class A1A (b)	5.40%	04/25/62	5,939,758
5,762,102	Series 2023-R3, Class A1A (b)	4.50%	01/25/63	4,922,802
	Citigroup Mortgage Loan Trust
438,560	Series 2005-8, Class 2A4A	5.50%	09/25/35	391,780
1,064,553	Series 2009-10, Class 2A2 (b)	7.00%	12/25/35	773,609
	COLT Mortgage Loan Trust
2,494,730	Series 2021-2, Class A1 (b)	0.92%	08/25/66	1,922,306
	Connecticut Avenue Securities Trust
3,244,000	Series 2020-R01, Class 1B1, 30 Day Average SOFR + 3.36% (b) (d)	8.65%	01/25/40	3,254,714
2,500,000	Series 2021-R03, Class 1B1, 30 Day Average SOFR + 2.75% (b) (d)	8.04%	12/25/41	2,475,937
	Credit Suisse Mortgage Trust
34,334	Series 2014-2R, Class 28A1 (a) (b)	3.00%	06/27/37	32,354
885,940	Series 2014-8R, Class 3A2 (a) (b)	4.64%	02/27/36	879,773
1,632,800	Series 2014-11R, Class 17A2, 1 Mo. CME Term SOFR + CSA + 0.15% (b) (d)	5.71%	12/27/36	1,574,364
6,972,421	Series 2020-RPL3, Class A1 (a) (b)	2.69%	03/25/60	6,926,086
7,251,593	Series 2020-RPL6, Class A1 (b)	2.69%	03/25/59	7,097,937
4,629,586	Series 2021-RP11, Class A1 (b)	2.25%	10/25/61	3,473,726
5,222,256	Series 2021-RPL4, Class A1 (b)	1.80%	12/27/60	4,940,580
3,423,912	Series 2022-RPL1, Class A1 (b)	4.15%	04/25/61	2,872,622
126,494	Series 2022-RPL1, Class CERT (b)	4.23%	04/25/61	100,128
3,009,691	Series 2022-RPL1, Class PT (b)	4.54%	04/25/61	2,413,235
	Deutsche Alt-A Securities Mortgage Loan Trust
5,815,445	Series 2006-AF1, Class A4, 1 Mo. CME Term SOFR + CSA + 0.60% (d)	6.03%	04/25/36	5,250,510
2,446,662	Series 2007-AR3, Class 2A5, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	5.83%	06/25/37	2,096,199
	DSLA Mortgage Loan Trust
43,030	Series 2004-AR4, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.72% (d)	6.15%	01/19/45	33,075
4,866,511	Series 2005-AR3, Class 1A, 1 Mo. CME Term SOFR + CSA + 0.52% (d)	5.95%	07/19/45	3,764,079
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
2,975,000	Series 2021-HQA2, Class M2, 30 Day Average SOFR + 2.05% (b) (d)	7.34%	12/25/33	2,920,281
4,770,000	Series 2022-DNA1, Class M2, 30 Day Average SOFR + 2.50% (b) (d)	7.79%	01/25/42	4,713,794
5,000,000	Series 2022-DNA2, Class M2, 30 Day Average SOFR + 3.75% (b) (d)	9.04%	02/25/42	5,084,719
4,000,000	Series 2022-DNA3, Class M1B, 30 Day Average SOFR + 2.90% (b) (d)	8.19%	04/25/42	4,072,584
	First Horizon Alternative Mortgage Securities Trust
23,818	Series 2004-AA4, Class A1 (a)	5.39%	10/25/34	23,398
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	First Horizon Alternative Mortgage Securities Trust (Continued)
$1,560,913	Series 2005-AA4, Class 2A1 (a)	5.17%	06/25/35	$1,409,162
2,301,501	Series 2007-FA1, Class A4	6.25%	03/25/37	1,020,414
	GreenPoint Mortgage Funding Trust
36,329	Series 2006-AR1, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.58% (d)	6.01%	02/25/36	31,257
3,777,340	Series 2006-AR6, Class A3A, 1 Mo. CME Term SOFR + CSA + 0.44% (d)	5.87%	10/25/46	3,435,748
5,097,634	Series 2007-AR1, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	5.83%	03/25/47	4,575,504
497,998	Series 2007-AR2, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	5.83%	05/25/37	463,221
	HarborView Mortgage Loan Trust
145,596	Series 2005-9, Class 2A1A, 1 Mo. CME Term SOFR + CSA + 0.68% (d)	6.11%	06/20/35	132,214
401,198	Series 2005-9, Class 2A1C, 1 Mo. CME Term SOFR + CSA + 0.90% (d)	6.33%	06/20/35	364,069
5,500,614	Series 2007-5, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.19% (d)	5.62%	09/19/37	4,712,312
634,972	Series 2007-7, Class 1A1, 1 Mo. CME Term SOFR + CSA + 2.00% (d)	7.43%	10/25/37	474,383
	Headlands Residential LLC
4,240,000	Series 2021-RPL1, Class NOTE (b)	2.49%	09/25/26	4,068,722
	HomeBanc Mortgage Trust
4,057,000	Series 2005-3, Class M4, 1 Mo. CME Term SOFR + CSA + 1.01% (d)	6.43%	07/25/35	3,683,890
	Impac CMB Trust
36,809	Series 2005-1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.52% (d)	5.95%	04/25/35	33,707
4,275,286	Series 2005-3, Class A1, 1 Mo. CME Term SOFR + CSA + 0.48% (d)	5.91%	08/25/35	3,919,341
3,591,873	Series 2005-5, Class A1, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	6.07%	08/25/35	3,312,572
2,756,380	Series 2005-8, Class 1A, 1 Mo. CME Term SOFR + CSA + 0.52% (d)	5.95%	02/25/36	2,505,283
	Impac Secured Assets Trust
4,957,368	Series 2007-1, Class A3, 1 Mo. CME Term SOFR + CSA + 0.48% (d)	5.91%	03/25/37	4,172,673
	IndyMac INDX Mortgage Loan Trust
3,248,806	Series 2006-AR2, Class 1A1B, 1 Mo. CME Term SOFR + CSA + 0.42% (d)	5.64%	04/25/46	2,891,088
433,210	Series 2006-AR4, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.42% (d)	5.85%	05/25/46	381,622
138,723	Series 2007-FLX2, Class A1C, 1 Mo. CME Term SOFR + CSA + 0.19% (d)	5.62%	04/25/37	125,606
	JP Morgan Alternative Loan Trust
666,752	Series 2006-S1, Class 3A4	6.18%	03/25/36	561,084
46,096	Series 2007-S1, Class A2, 1 Mo. CME Term SOFR + CSA + 0.68% (d)	6.11%	04/25/47	43,541
	JP Morgan Mortgage Trust
5,130,755	Series 2021-5, Class A4 (b)	2.50%	08/25/51	4,380,592
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	JP Morgan Resecuritization Trust
$5,687,326	Series 2014-6, Class 3A2, 1 Mo. CME Term SOFR + CSA + 0.21% (b) (d)	3.94%	07/27/46	$5,197,182
	Legacy Mortgage Asset Trust
3,552,142	Series 2020-GS2, Class A1, steps up to 6.75% on 03/25/24 (b) (c)	5.75%	03/25/60	3,538,731
	Lehman Mortgage Trust
731,847	Series 2006-1, Class 1A5	5.50%	02/25/36	369,259
	Lehman XS Trust
72,211	Series 2005-5N, Class 3A1A, 1 Mo. CME Term SOFR + CSA + 0.30% (d)	5.73%	11/25/35	70,771
640,977	Series 2006-2N, Class 2A1, 12 Mo. Treasury Average + 2.02% (d)	6.45%	02/25/36	559,504
6,097,930	Series 2006-4N, Class A1D1, 1 Mo. CME Term SOFR + CSA + 0.66% (d)	6.09%	04/25/46	5,423,662
494,599	Series 2007-12N, Class 1A3A, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	5.83%	07/25/47	476,519
5,603,338	Series 2007-16N, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.94% (d)	6.37%	09/25/47	5,141,002
	MASTR Adjustable Rate Mortgages Trust
5,349,747	Series 2006-OA2, Class 1A1, 12 Mo. Treasury Average + 0.80% (d)	5.23%	12/25/46	3,922,317
6,082,034	Series 2007-1, Class I1A, 1 Mo. CME Term SOFR + CSA + 0.39% (d)	5.82%	01/25/47	2,242,556
1,307,516	Series 2007-1, Class I2A3, 12 Mo. Treasury Average + 0.74% (d)	5.17%	01/25/47	1,289,150
4,700,000	Series 2007-HF2, Class A2, 1 Mo. CME Term SOFR + CSA + 1.10% (d)	6.53%	09/25/37	2,030,833
	Merrill Lynch Mortgage Investors Trust
66,228	Series 2003-D, Class A, 1 Mo. CME Term SOFR + CSA + 0.62% (d)	6.05%	08/25/28	62,940
	New Residential Mortgage Loan Trust
8,100,000	Series 2019-RPL3, Class M1 (b)	3.25%	07/25/59	6,808,964
	Nomura Resecuritization Trust
1,696,177	Series 2014-1R, Class 1A13, 1 Mo. CME Term SOFR + CSA + 0.16% (b) (d)	1.64%	10/26/36	1,661,846
	Opteum Mortgage Acceptance Corp Trust
5,049,932	Series 2006-1, Class 1AC1, 1 Mo. CME Term SOFR + CSA + 0.60% (d)	6.03%	04/25/36	4,495,084
	PHH Alternative Mortgage Trust
916,175	Series 2007-2, Class 1A4, 1 Mo. CME Term SOFR + CSA + 0.60% (d)	6.03%	05/25/37	841,340
	RALI Trust
1,297,908	Series 2005-QO1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (d)	5.73%	08/25/35	972,264
2,232,194	Series 2006-QO10, Class A1, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	01/25/37	1,919,021
426,638	Series 2006-QS6, Class 1A15	6.00%	06/25/36	337,951
7,602,628	Series 2007-QA3, Class A1, 1 Mo. CME Term SOFR + CSA + 0.20% (d)	5.63%	05/25/37	6,847,099
2,660,920	Series 2007-QA3, Class A2, 1 Mo. CME Term SOFR + CSA + 0.34% (d)	5.77%	05/25/37	2,368,520
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	RALI Trust (Continued)
$882,399	Series 2007-QH4, Class A1, 1 Mo. CME Term SOFR + CSA + 0.38% (d)	5.81%	05/25/37	$784,996
3,885,199	Series 2007-QH9, Class A1 (a)	5.65%	11/25/37	3,180,915
2,036,652	Series 2007-QS9, Class A33	6.50%	07/25/37	1,630,431
	Structured Adjustable Rate Mortgage Loan Trust
11,242	Series 2005-12, Class 3A1 (a)	5.28%	06/25/35	9,904
294,330	Series 2006-11, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	12/25/36	270,737
499,303	Series 2007-4, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.48% (d)	5.91%	05/25/37	432,943
492,733	Series 2007-4, Class 1A2, 1 Mo. CME Term SOFR + CSA + 0.44% (d)	5.87%	05/25/37	430,572
	Structured Asset Mortgage Investments II Trust
106,039	Series 2003-AR3, Class A1, 1 Mo. CME Term SOFR + CSA + 0.68% (d)	6.11%	11/19/33	100,695
224,797	Series 2005-AR2, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.46% (d)	5.89%	05/25/45	202,298
263,185	Series 2006-AR1, Class 3A1, 1 Mo. CME Term SOFR + CSA + 0.46% (d)	5.89%	02/25/36	205,977
326,688	Series 2006-AR3, Class 12A1, 1 Mo. CME Term SOFR + CSA + 0.44% (d)	5.87%	05/25/36	259,642
390,155	Series 2006-AR4, Class 3A1, 1 Mo. CME Term SOFR + CSA + 0.38% (d)	5.81%	06/25/36	332,087
38,759	Series 2006-AR5, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.42% (d)	5.85%	05/25/36	25,373
1,533,985	Series 2006-AR6, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.38% (d)	5.81%	07/25/46	1,082,430
542,032	Series 2006-AR8, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	5.83%	10/25/36	468,372
7,716,127	Series 2006-AR8, Class A2, 1 Mo. CME Term SOFR + CSA + 0.42% (d)	5.85%	10/25/36	6,218,847
340,710	Series 2007-AR1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	01/25/37	298,750
144,912	Series 2007-AR1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.18% (d)	5.61%	01/25/37	130,106
565,185	Series 2007-AR6, Class A1, 12 Mo. Treasury Average + 1.50% (d)	5.93%	08/25/47	503,069
	WaMu Mortgage Pass-Through Certificates Trust
4,846,187	Series 2005-AR15, Class A1A2, 1 Mo. CME Term SOFR + CSA + 0.56% (d)	5.99%	11/25/45	4,387,882
42,125	Series 2006-AR11, Class 1A, 12 Mo. Treasury Average + 0.96% (d)	5.39%	09/25/46	33,513
2,169,707	Series 2006-AR3, Class A1A, 12 Mo. Treasury Average + 1.00% (d)	3.88%	02/25/46	1,918,865
2,533,753	Series 2007-OA4, Class 1A, 12 Mo. Treasury Average + 0.77% (d)	5.20%	05/25/47	2,046,259
733,691	Series 2007-OA5, Class 1A, 12 Mo. Treasury Average + 0.75% (d)	5.18%	06/25/47	592,820
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
$2,013,530	Series 2006-AR6, Class 2A, 12 Mo. Treasury Average + 0.96% (d)	5.39%	08/25/46	$1,120,117
611,187	Series 2007-OC1, Class A4, 1 Mo. CME Term SOFR + CSA + 0.64% (d)	6.07%	01/25/47	560,598
	Wells Fargo Mortgage Backed Securities Trust
178,547	Series 2007-AR5, Class A1 (a)	5.23%	10/25/37	150,349
				268,729,122
	Commercial Mortgage-Backed Securities — 6.3%
	BAMLL Commercial Mortgage Securities Trust
3,150,000	Series 2018-PARK, Class A (a) (b)	4.23%	08/10/38	2,808,451
2,975,000	Series 2020-BHP3, Class A, 1 Mo. CME Term SOFR + CSA + 1.90% (b) (d)	7.33%	03/15/37	2,957,810
	Banc of America Commercial Mortgage Trust
12,322,829	Series 2015-UBS7, Class XA, IO (a)	0.89%	09/15/48	145,989
	BANK
34,072,360	Series 2020-BN27, Class XA, IO (a)	1.27%	04/15/63	1,981,563
	Bayview Commercial Asset Trust
580,587	Series 2005-4A, Class A1, 1 Mo. CME Term SOFR + CSA + 0.45% (b) (d)	5.88%	01/25/36	529,207
	BBCMS Mortgage Trust
2,445,000	Series 2020-BID, Class A, 1 Mo. CME Term SOFR + CSA + 2.14% (b) (d)	7.57%	10/15/37	2,333,234
2,300,000	Series 2020-BID, Class C, 1 Mo. CME Term SOFR + CSA + 3.64% (b) (d)	9.07%	10/15/37	2,172,155
	BDS Ltd.
1,847,986	Series 2021-FL8, Class A, 1 Mo. CME Term SOFR + CSA + 0.92% (b) (d)	6.35%	01/18/36	1,827,387
	Benchmark Mortgage Trust
2,000,000	Series 2020-B18, Class AGNE (b)	3.76%	07/15/53	1,764,641
1,810,000	Series 2020-IG2, Class UBRD (a) (b)	3.63%	09/15/48	1,513,311
72,208,715	Series 2020-IG3, Class XA, IO (a) (b)	0.82%	09/15/48	1,421,307
	BFLD Trust
2,304,000	Series 2019-DPLO, Class A, 1 Mo. CME Term SOFR + CSA + 1.09% (b) (d)	6.54%	10/15/34	2,294,246
2,385,000	Series 2020-OBRK, Class A, 1 Mo. CME Term SOFR + CSA + 2.05% (b) (d)	7.47%	11/15/28	2,378,544
	BLOX Trust
1,570,000	Series 2021-BLOX, Class D, 1 Mo. CME Term SOFR + CSA + 1.75% (b) (d)	7.18%	09/15/26	1,449,648
	BX Commercial Mortgage Trust
3,420,000	Series 2020-VIV3, Class B (a) (b)	3.66%	03/09/44	2,912,322
4,050,000	Series 2020-VIV4, Class A (b)	2.84%	03/09/44	3,371,044
2,462,000	Series 2021-VOLT, Class E, 1 Mo. CME Term SOFR + CSA + 2.00% (b) (d)	7.42%	09/15/36	2,338,372
3,123,029	Series 2021-XL2, Class J, 1 Mo. CME Term SOFR + CSA + 3.89% (b) (d)	9.31%	10/15/38	2,951,567
2,845,000	Series 2022-AHP, Class AS, 1 Mo. CME Term SOFR + 1.49% (b) (d)	6.80%	01/17/39	2,795,035
	BX Trust
2,800,000	Series 2019-OC11, Class A (b)	3.20%	12/09/41	2,409,831
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	BX Trust (Continued)
$2,250,000	Series 2021-VIEW, Class A, 1 Mo. CME Term SOFR + CSA + 1.28% (b) (d)	6.70%	06/15/36	$2,143,392
1,500,000	Series 2022-VAMF, Class E, 1 Mo. CME Term SOFR + 2.70% (b) (d)	8.01%	01/15/39	1,433,312
	BXMT Ltd.
2,781,643	Series 2020-FL3, Class A, 1 Mo. CME Term SOFR + CSA + 1.40% (b) (d)	6.83%	11/15/37	2,673,854
	CAMB Commercial Mortgage Trust
3,050,000	Series 2019-LIFE, Class F, 1 Mo. CME Term SOFR + CSA + 2.55% (b) (d)	7.98%	12/15/37	2,962,249
	Citigroup Commercial Mortgage Trust
50,290,380	Series 2017-C4, Class XA, IO (a)	1.17%	10/12/50	1,491,648
	COMM Mortgage Trust
307,887	Series 2012-CR4, Class XA, IO (a)	1.29%	10/15/45	3
307,709	Series 2014-CR14, Class A2	3.15%	02/10/47	307,010
4,601,344	Series 2020-CBM, Class XCP, IO (a) (b)	0.72%	02/10/37	33,751
21,254,000	Series 2020-SBX, Class X, IO (a) (b)	0.66%	01/10/38	256,370
	Credit Suisse Mortgage Trust
3,180,000	Series 2020-TMIC, Class A, 1 Mo. CME Term SOFR + CSA + 3.50% (b) (d)	8.93%	12/15/35	3,176,920
2,450,000	Series 2020-TMIC, Class B, 1 Mo. CME Term SOFR + CSA + 5.50% (b) (d)	10.93%	12/15/35	2,445,769
25,699,000	Series 2021-980M, Class X, IO (a) (b)	1.11%	07/15/31	638,576
	Csail Commercial Mortgage Trust
1,350,000	Series 2015-C2, Class C (a)	4.31%	06/15/57	1,024,792
	DROP Mortgage Trust
3,280,000	Series 2021-FILE, Class B, 1 Mo. CME Term SOFR + CSA + 1.70% (b) (d)	7.12%	10/15/43	2,861,594
	Extended Stay America Trust
2,338,056	Series 2021-ESH, Class C, 1 Mo. CME Term SOFR + CSA + 1.70% (b) (d)	7.12%	07/15/38	2,306,175
	FREMF Mortgage Trust
2,282,949	Series 2019-KF64, Class B, 30 Day Average SOFR + 2.41% (b) (d)	7.52%	06/25/26	2,181,274
	GS Mortgage Securities Corp Trust
2,600,000	Series 2020-UPTN, Class XA, IO (a) (b)	0.45%	02/10/37	12,157
	GS Mortgage Securities Trust
83,281,742	Series 2016-GS4, Class XA, IO (a)	0.69%	11/10/49	1,188,139
	JP Morgan Chase Commercial Mortgage Securities Trust
31,349,084	Series 2016-JP3, Class XA, IO (a)	1.46%	08/15/49	980,700
1,757,303	Series 2022-NLP, Class G, 1 Mo. CME Term SOFR + 4.27% (b) (d)	9.59%	04/15/37	1,510,043
	Life Mortgage Trust
2,309,980	Series 2021-BMR, Class G, 1 Mo. CME Term SOFR + CSA + 2.95% (b) (d)	8.37%	03/15/38	2,195,195
	Med Trust
1,393,313	Series 2021-MDLN, Class G, 1 Mo. CME Term SOFR + CSA + 5.25% (b) (d)	10.67%	11/15/38	1,312,669
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Morgan Stanley Capital I Trust
$27,707,577	Series 2018-H4, Class XA, IO (a)	1.00%	12/15/51	$905,182
1,050,000	Series 2018-MP, Class A (a) (b)	4.42%	07/11/40	859,959
	MSCG Trust
1,503,319	Series 2018-SELF, Class E, 1 Mo. CME Term SOFR + CSA + 2.15% (b) (d)	7.51%	10/15/37	1,471,679
	One Bryant Park Trust
2,800,000	Series 2019-OBP, Class A (b)	2.52%	09/15/54	2,280,643
	SFAVE Commercial Mortgage Securities Trust
545,000	Series 2015-5AVE, Class C (a) (b)	4.53%	01/05/43	318,581
	SLG Office Trust
2,950,000	Series 2021-OVA, Class C (b)	2.85%	07/15/41	2,274,509
	SMRT
2,730,000	Series 2022-MINI, Class F, 1 Mo. CME Term SOFR + 3.35% (b) (d)	8.66%	01/15/39	2,535,038
	STWD Mortgage Trust
1,550,000	Series 2021-LIH, Class AS, 1 Mo. CME Term SOFR + CSA + 1.26% (b) (d)	6.61%	11/15/36	1,506,412
	UBS Commercial Mortgage Trust
58,227,463	Series 2017-C4, Class XA, IO (a)	1.24%	10/15/50	2,010,455
	VMC Finance LLC
779,000	Series 2021-FL4, Class B, 1 Mo. CME Term SOFR + CSA + 1.80% (b) (d)	7.23%	06/16/36	741,968
1,800,000	Series 2021-HT1, Class B, 1 Mo. CME Term SOFR + CSA + 4.50% (b) (d)	9.93%	01/18/37	1,755,437
	Wells Fargo Commercial Mortgage Trust
32,196,281	Series 2016-C35, Class XA, IO (a)	2.04%	07/15/48	1,280,604
975,000	Series 2019-JWDR, Class E (a) (b)	3.99%	09/15/31	876,579
				94,308,302
	Total Mortgage-Backed Securities			363,037,424
	(Cost $385,685,244)
ASSET-BACKED SECURITIES — 24.3%
	321 Henderson Receivables LLC
241,060	Series 2013-2A, Class A (b)	4.21%	03/15/62	213,593
	ABFC Trust
62,890	Series 2007-NC1, Class A2, 1 Mo. CME Term SOFR + CSA + 0.30% (b) (d)	5.73%	05/25/37	58,027
928,229	Series 2007-WMC1, Class A1A, 1 Mo. CME Term SOFR + CSA + 1.25% (d)	6.68%	06/25/37	640,326
	ACE Securities Corp. Home Equity Loan Trust
3,285,161	Series 2006-ASP6, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	12/25/36	1,151,861
785,030	Series 2006-HE3, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.30% (d)	5.73%	06/25/36	564,171
2,038,987	Series 2007-HE1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (d)	5.73%	01/25/37	1,096,790
2,876,311	Series 2007-WM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.21% (d)	5.64%	02/25/37	1,236,776
	AFN ABSPROP001 LLC
3,620,778	Series 2019-1A, Class A1 (b)	3.78%	05/20/49	3,410,459
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	AGL CLO Ltd.
$3,600,000	Series 2021-12A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.16% (b) (d)	6.75%	07/20/34	$3,579,342
	AIG CLO Ltd.
1,600,000	Series 2018-1A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.70% (b) (d)	7.29%	04/20/32	1,593,418
	Aimco CLO Ltd.
2,600,000	Series 2015-AA, Class BR2, 3 Mo. CME Term SOFR + CSA + 1.60% (b) (d)	7.17%	10/17/34	2,568,388
2,100,000	Series 2020-11A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.13% (b) (d)	6.70%	10/17/34	2,088,459
	Allegro CLO VI Ltd.
4,000,000	Series 2017-2A, Class B, 3 Mo. CME Term SOFR + CSA + 1.50% (b) (d)	7.07%	01/17/31	3,937,566
	Ameriquest Mortgage Securities, Inc., Asset Backed Pass-Through Certificates
261,289	Series 2002-AR1, Class M1, 1 Mo. CME Term SOFR + CSA + 1.07% (d)	3.50%	09/25/32	270,792
	AMMC CLO Ltd.
2,500,000	Series 2021-24A, Class B, 3 Mo. CME Term SOFR + CSA + 1.75% (b) (d)	7.34%	01/20/35	2,441,343
	Apidos CLO XXXVII
1,625,000	Series 2021-37A, Class B, 3 Mo. CME Term SOFR + CSA + 1.60% (b) (d)	7.21%	10/22/34	1,599,774
	Arbor Realty Commercial Real Estate Notes Ltd.
2,000,000	Series 2021-FL1, Class E, 1 Mo. CME Term SOFR + CSA + 3.40% (b) (d)	8.82%	12/15/35	1,887,005
	Ares LXII CLO Ltd.
2,000,000	Series 2021-62A, Class B, 3 Mo. CME Term SOFR + CSA + 1.65% (b) (d)	7.26%	01/25/34	1,961,459
	Argent Securities Trust
1,244,920	Series 2006-W2, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.38% (d)	5.81%	03/25/36	680,858
	Argent Securities, Inc., Asset-Backed Pass-Through Certificates
101,957	Series 2005-W3, Class M1, 1 Mo. CME Term SOFR + CSA + 0.66% (d)	6.09%	11/25/35	98,021
2,200,000	Series 2005-W3, Class M2, 1 Mo. CME Term SOFR + CSA + 0.69% (d)	6.12%	11/25/35	1,881,371
	BCMSC Trust
2,369,065	Series 2000-A, Class A5	8.32%	06/15/30	334,879
	BlueMountain CLO XXXI Ltd
2,500,000	Series 2021-31A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (b) (d)	7.28%	04/19/34	2,441,572
	BNC Mortgage Loan Trust
945,440	Series 2006-2, Class A4, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	11/25/36	898,382
	CAL Funding IV Ltd.
2,086,279	Series 2020-1A, Class A (b)	2.22%	09/25/45	1,832,981
	Carvana Auto Receivables Trust
5,450	Series 2020-P1, Class R (b)	(f)	09/08/27	614,729
3,700	Series 2021-N2, Class R (b)	(f)	03/10/28	630,859
2,500	Series 2021-P2, Class R (b)	(f)	05/10/28	578,940
2,800	Series 2021-P4, Class R (b)	(f)	09/11/28	942,720
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Carvana Auto Receivables Trust (Continued)
$19,300	Series 2022-N1, Class R (b)	(f)	12/11/28	$3,079,992
17,100	Series 2022-P2, Class R (b)	(f)	05/10/29	3,317,619
8,700	Series 2023-P3, Class R (b) (g)	(f)	08/12/30	1,818,648
	C-BASS Mortgage Loan Trust
4,767,905	Series 2007-CB3, Class A1 (c)	3.31%	03/25/37	1,771,339
1,717,631	Series 2007-CB3, Class A4, steps up to 6.47% after Redemption (c)	3.31%	03/25/37	637,827
6,284,197	Series 2007-CB3, Class A5 (c)	3.31%	03/25/37	2,334,392
	C-BASS TRUST
2,629,311	Series 2007-CB1, Class AF2, steps up to 6.22% after Redemption Date (c)	3.15%	01/25/37	827,766
2,604,424	Series 2007-CB1, Class AF3, steps up to 6.24% after Redemption Date (c)	3.15%	01/25/37	819,897
	Cedar Funding XIV CLO Ltd.
1,850,000	Series 2021-14A, Class A, 3 Mo. CME Term SOFR + CSA + 1.10% (b) (d)	6.67%	07/15/33	1,841,651
	CF Hippolyta Issuer LLC
3,658,071	Series 2020-1, Class A1 (b)	1.69%	07/15/60	3,310,991
	Chase Auto Owner Trust
10,000	Series 2022-AA, Class R1 (b)		06/25/30	1,444,951
	CIM Trust
4,605,873	Series 2021-NR1, Class A1, steps up to 5.00% on 02/25/25 (b) (c)	2.57%	07/25/55	4,481,838
6,952,547	Series 2023-NR1, Class A1, steps up to 9.00% on 01/01/26 (b) (c)	6.00%	06/25/62	6,801,571
	CIT Education Loan Trust
2,359,648	Series 2005-1, Class A4, 3 Mo. LIBOR + 0.16% (d)	5.71%	12/15/33	2,287,902
	Citigroup Mortgage Loan Trust
2,661,502	Series 2006-HE3, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.20% (d)	5.63%	12/25/36	1,706,759
	Citigroup Mortgage Loan Trust, Inc.
221,835	Series 2007-WFH3, Class M1, 1 Mo. CME Term SOFR + CSA + 0.39% (d)	5.82%	06/25/37	217,463
	CMFT Net Lease Master Issuer LLC
2,815,653	Series 2021-1, Class A1 (b)	2.09%	07/20/51	2,338,004
	Cologix Data Centers US Issuer LLC
1,960,000	Series 2021-1A, Class A2 (b)	3.30%	12/26/51	1,738,984
	Conseco Finance Corp.
1,527,783	Series 1999-3, Class A8	7.06%	02/01/31	1,347,582
	CoreVest American Finance Trust
871,344	Series 2020-1, Class XA, IO (a) (b)	2.73%	03/15/50	45,662
1,640,000	Series 2020-4, Class B (b)	1.71%	12/15/52	1,459,049
	Credit-Based Asset Servicing & Securitization LLC
677,709	Series 2006-MH1, Class B1 (b)	6.75%	10/25/36	653,779
	CWABS Asset-Backed Certificates Trust
1,950,000	Series 2005-17, Class MV2, 1 Mo. CME Term SOFR + CSA + 0.72% (d)	6.15%	05/25/36	1,790,339
	CWABS Inc Asset-backed Certificates
9,467,000	Series 2007-12, Class 2A4, 1 Mo. CME Term SOFR + CSA + 1.35% (d)	6.78%	08/25/47	8,658,518
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	DataBank Issuer
$2,245,000	Series 2021-1A, Class A2 (b)	2.06%	02/27/51	$1,983,867
	Dryden CLO Ltd.
1,600,000	Series 2018-58A, Class C, 3 Mo. CME Term SOFR + CSA + 1.80% (b) (d)	7.37%	07/17/31	1,572,927
625,000	Series 2019-72A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (b) (d)	7.28%	05/15/32	615,292
	Eaton Vance CLO Ltd.
1,800,000	Series 2019-1A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.10% (b) (d)	6.67%	04/15/31	1,790,972
1,750,000	Series 2020-1A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.17% (b) (d)	6.74%	10/15/34	1,745,168
	ECMC Group Student Loan Trust
1,179,527	Series 2021-1A, Class A1B, 30 Day Average SOFR + 0.68% (b) (d)	5.97%	11/25/70	1,150,095
	Elmwood CLO VI Ltd.
2,600,000	Series 2020-3A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (b) (d)	7.24%	10/20/34	2,569,859
	Exeter Automobile Receivables Trust
1,400,000	Series 2022-6A, Class D	8.03%	04/06/29	1,451,670
	First Franklin Mortgage Loan Trust
6,881,200	Series 2006-FF7, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.48% (d)	5.91%	05/25/36	5,695,961
	FirstKey Homes Trust
4,760,000	Series 2020-SFR1, Class B (b)	1.74%	08/17/37	4,368,313
2,893,000	Series 2020-SFR1, Class F2 (b)	4.28%	08/17/37	2,713,804
2,420,000	Series 2020-SFR2, Class F1 (b)	3.02%	10/19/37	2,206,471
	Flatiron CLO Ltd.
1,000,000	Series 2021-1A, Class B, 3 Mo. LIBOR + 1.60% (b) (d)	7.18%	07/19/34	987,979
	Fremont Home Loan Trust
17,960	Series 2005-D, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.68% (d)	6.11%	11/25/35	17,629
	GCI Funding I LLC
2,489,911	Series 2021-1, Class A (b)	2.38%	06/18/46	2,131,504
	Goldentree Loan Management US CLO Ltd.
1,200,000	Series 2019-4A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.11% (b) (d)	6.72%	04/24/31	1,196,244
	Golub Capital Partners CLO L.P.
1,575,000	Series 2021-54A, Class A, 3 Mo. CME Term SOFR + CSA + 1.53% (b) (d)	7.16%	08/05/33	1,550,096
	GoodLeap Sustainable Home Solutions Trust
4,496,988	Series 2023-1GS, Class A (b)	5.52%	02/22/55	4,274,474
	GSAA Home Equity Trust
3,455,000	Series 2005-4, Class M2, 1 Mo. CME Term SOFR + CSA + 1.05% (d)	6.48%	03/25/35	3,365,572
186,488	Series 2007-8, Class A3, 1 Mo. CME Term SOFR + CSA + 0.90% (d)	6.33%	08/25/37	180,597
	GSAMP Trust
719,607	Series 2006-HE4, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.52% (d)	5.95%	06/25/36	684,819
1,525,610	Series 2007-FM2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.14% (d)	5.57%	01/25/37	895,405
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	HPS Loan Management Ltd.
$1,225,000	Series 10A-16, Class A1RR, 3 Mo. CME Term SOFR + CSA + 1.14% (b) (d)	6.73%	04/20/34	$1,214,930
3,244,911	Series 2021-16A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (b) (d)	7.31%	01/23/35	3,157,372
	HSI Asset Securitization Corp Trust
5,303,568	Series 2007-OPT1, Class 1A, 1 Mo. CME Term SOFR + CSA + 0.14% (d)	5.57%	12/25/36	4,405,981
	Invitation Homes Trust
1,091,744	Series 2018-SFR4, Class A, 1 Mo. CME Term SOFR + CSA + 1.10% (b) (d)	6.53%	01/17/38	1,091,747
	JGWPT XXV LLC
1,989,930	Series 2012-1A, Class A (b)	4.21%	02/16/65	1,785,462
	JP Morgan Mortgage Acquisition Trust
620,107	Series 2006-CH2, Class AF6, steps up to 6.04% after Redemption Date (c)	5.54%	10/25/36	384,895
584,121	Series 2006-WF1, Class A5	6.91%	07/25/36	169,457
898,738	Series 2007-CH2, Class AF6, steps up to 6.05% after Redemption Date (c)	4.46%	01/25/37	481,258
	LAD Auto Receivables Trust
4,950,000	Series 2023-1A, Class D (b)	7.30%	06/17/30	4,987,468
	Lehman XS Trust
1,159,324	Series 2006-15, Class A4, 1 Mo. CME Term SOFR + CSA + 0.34% (d)	5.77%	10/25/36	1,043,480
6,309,887	Series 2006-17, Class 1A3, 1 Mo. CME Term SOFR + CSA + 0.50% (d)	5.93%	08/25/46	5,518,586
8,117,336	Series 2006-19, Class A3, 1 Mo. CME Term SOFR + CSA + 0.50% (d)	5.93%	12/25/36	7,430,471
1,953,127	Series 2007-11, Class A3, 1 Mo. CME Term SOFR + CSA + 0.52% (d)	5.95%	02/25/47	1,735,712
	Long Beach Mortgage Loan Trust
6,405,721	Series 2006-1, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.38% (d)	5.81%	02/25/36	5,152,006
2,222,998	Series 2006-8, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	09/25/36	620,938
12,923,285	Series 2006-10, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	11/25/36	4,056,615
6,739,449	Series 2006-10, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.44% (d)	5.87%	11/25/36	2,116,684
	Magnetite XXI Ltd
2,000,000	Series 2019-21A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.35% (b) (d)	6.94%	04/20/34	1,952,917
	Mastr Asset Backed Securities Trust
3,800,036	Series 2005-NC2, Class A4, 1 Mo. CME Term SOFR + CSA + 0.70% (d)	6.13%	11/25/35	2,179,256
114,964	Series 2006-HE5, Class A3, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	11/25/36	68,136
1,569,645	Series 2006-NC2, Class A3, 1 Mo. CME Term SOFR + CSA + 0.22% (d)	5.65%	08/25/36	606,644
	Merrill Lynch First Franklin Mortgage Loan Trust
1,651,701	Series 2007-1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.28% (d)	5.71%	04/25/37	708,215
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Merrill Lynch First Franklin Mortgage Loan Trust (Continued)
$3,031,191	Series 2007-5, Class 1A, 1 Mo. CME Term SOFR + CSA + 0.85% (d)	6.28%	10/25/37	$1,872,355
6,647,078	Series 2007-5, Class 2A2, 1 Mo. CME Term SOFR + CSA + 1.00% (d)	6.43%	10/25/37	5,379,826
	Merrill Lynch Mortgage Investors Trust
2,814,050	Series 2006-HE6, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.46% (d)	5.89%	11/25/37	977,527
	Morgan Stanley ABS Capital I, Inc. Trust
1,788,480	Series 2006-HE8, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.10% (d)	5.53%	10/25/36	778,722
1,731,587	Series 2006-HE8, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.14% (d)	5.57%	10/25/36	753,972
4,465,317	Series 2007-HE2, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.09% (d)	5.52%	01/25/37	2,001,290
1,258,289	Series 2007-HE4, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.18% (d)	5.61%	02/25/37	395,607
3,671,019	Series 2007-NC3, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.26% (d)	5.69%	05/25/37	2,713,083
	Navient Student Loan Trust
18,354	Series 2014-1, Class A3, 30 Day Average SOFR + 0.62% (d)	5.91%	06/25/31	17,627
2,133,945	Series 2016-2A, Class A3, 30 Day Average SOFR + 1.61% (b) (d)	6.90%	06/25/65	2,139,506
3,738,124	Series 2018-2A, Class A3, 30 Day Average SOFR + 0.86% (b) (d)	6.15%	03/25/67	3,655,341
2,500,000	Series 2019-3A, Class B, 30 Day Average SOFR + 1.66% (b) (d)	6.95%	07/25/68	2,381,061
	Nelnet Student Loan Trust
2,025,000	Series 2015-3A, Class B, 30 Day Average SOFR + 1.61% (b) (d)	6.90%	06/25/54	1,909,778
	Neuberger Berman Loan Advisers CLO Ltd.
1,500,000	Series 2017-26A, Class D, 3 Mo. CME Term SOFR + CSA + 2.65% (b) (d)	8.22%	10/18/30	1,469,601
1,300,000	Series 2021-43A, Class A, 3 Mo. CME Term SOFR + CSA + 1.13% (b) (d)	6.70%	07/17/35	1,290,337
	NovaStar Mortgage Funding Trust
515,747	Series 2007-2, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.20% (d)	5.63%	09/25/37	501,855
	OCP CLO Ltd.
1,500,000	Series 2021-21A, Class B, 3 Mo. CME Term SOFR + CSA + 1.70% (b) (d)	7.29%	07/20/34	1,462,229
	Octagon 55 Ltd.
4,000,000	Series 2021-1A, Class D, 3 Mo. CME Term SOFR + CSA + 3.10% (b) (d)	8.69%	07/20/34	3,836,079
	Octagon Investment Partners 46 Ltd.
2,100,000	Series 2020-2A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.16% (b) (d)	6.73%	07/15/36	2,083,751
	OHA Credit Funding Ltd.
2,000,000	Series 2019-3A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.14% (b) (d)	6.73%	07/02/35	1,993,914
3,000,000	Series 2020-5A, Class B, 3 Mo. CME Term SOFR + CSA + 1.60% (b) (d)	7.17%	04/18/33	2,967,745
	Palmer Square CLO Ltd.
3,100,000	Series 2020-3A, Class A1AR, 3 Mo. CME Term SOFR + CSA + 1.08% (b) (d)	6.71%	11/15/31	3,093,733
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Park Place Securities Inc Asset-Backed Pass-Through Certificates
$3,200,000	Series 2005-WHQ4, Class M3, 1 Mo. CME Term SOFR + CSA + 0.78% (d)	6.21%	09/25/35	$2,756,770
	PRET LLC
3,510,282	Series 2022-RN2, Class A1, steps up to 9.00% on 07/25/26 (b) (c)	5.00%	06/25/52	3,486,964
	Progress Residential Trust
1,200,000	Series 2019-SFR3, Class F (b)	3.87%	09/17/36	1,155,088
3,887,195	Series 2020-SFR1, Class G (b)	4.03%	04/17/37	3,621,226
5,635,000	Series 2021-SFR2, Class E2 (b)	2.65%	04/19/38	4,963,705
5,500,000	Series 2021-SFR6, Class G (b)	4.00%	07/17/38	4,685,191
6,928,000	Series 2021-SFR8, Class E1 (b)	2.38%	10/17/38	6,000,051
8,100,000	Series 2021-SFR9, Class F (b)	4.05%	11/17/40	6,731,319
4,101,163	Series 2021-SFR10, Class F (b)	4.61%	12/17/40	3,497,852
	PRPM LLC
2,397,266	Series 2021-6, Class A1, steps up to 5.93% on 07/25/25 (b) (c)	1.79%	07/25/26	2,274,424
7,768,628	Series 2021-9, Class A1, steps up to 5.36% on 10/25/24 (b) (c)	2.36%	10/25/26	7,337,352
7,403,266	Series 2021-10, Class A1, steps up to 5.49% on 10/25/24 (b) (c)	2.49%	10/25/26	6,975,388
	Regatta XII Funding Ltd.
3,000,000	Series 2019-1A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.60% (b) (d)	7.17%	10/15/32	2,951,639
	Regatta XX Funding Ltd
3,200,000	Series 2021-2A, Class A, 3 Mo. CME Term SOFR + CSA + 1.16% (b) (d)	6.73%	10/15/34	3,190,297
	Residential Asset Mortgage Products, Inc.
1,400,000	Series 2006-NC2, Class M1, 1 Mo. CME Term SOFR + CSA + 0.54% (d)	5.97%	02/25/36	1,319,349
1,632,629	Series 2006-RZ2, Class M1, 1 Mo. CME Term SOFR + CSA + 0.33% (d)	5.92%	05/25/36	1,594,250
	Residential Asset Securities Corp.
21,772	Series 2005-KS11, Class M2, 1 Mo. CME Term SOFR + CSA + 0.63% (d)	6.06%	12/25/35	21,595
	Rockford Tower CLO Ltd.
1,325,000	Series 2019-2A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (b) (d)	7.29%	08/20/32	1,295,701
1,800,000	Series 2020-1A, Class B, 3 Mo. CME Term SOFR + CSA + 1.80% (b) (d)	7.39%	01/20/32	1,764,548
	Sabey Data Center Issuer LLC
1,785,000	Series 2020-1, Class A2 (b)	3.81%	04/20/45	1,701,952
	Saxon Asset Securities Trust
1,025,611	Series 2006-1, Class M1, 1 Mo. CME Term SOFR + CSA + 0.47% (d)	5.89%	03/25/36	976,274
	Securitized Asset Backed Receivables LLC Trust
2,257,618	Series 2006-CB5, Class A3, 1 Mo. CME Term SOFR + CSA + 0.28% (d)	5.71%	06/25/36	1,454,447
	Skyline Aircraft Finance LLC
601,415	Series 2020-1, Class A (g) (h)	3.23%	05/10/38	531,170
	SLC Student Loan Trust
733,862	Series 2008-1, Class A4A, 3 Mo. LIBOR + 1.60% (d)	7.15%	12/15/32	738,443
	SLM Student Loan EDC Repackaging Trust
1,000	Series 2013-M1, Class M1R (b)	(f)	10/28/29	515,096
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	SLM Student Loan Trust
$2,030,332	Series 2006-2, Class B, 90 Day Average SOFR + 0.48% (d)	5.54%	01/25/41	$1,859,095
6,525	Series 2006-2, Class R	(f)	01/25/41	598,452
1,887,286	Series 2007-1, Class B, 90 Day Average SOFR + 0.48% (d)	5.54%	01/27/42	1,762,924
1,375	Series 2007-4, Class R	(f)	01/25/42	285,510
1,320,683	Series 2007-7, Class A4, 90 Day Average SOFR + 0.59% (d)	5.65%	01/25/22	1,289,758
905,000	Series 2007-7, Class B, 90 Day Average SOFR + 1.01% (d)	6.07%	10/27/70	790,723
300,000	Series 2008-2, Class B, 90 Day Average SOFR + 1.46% (d)	6.52%	01/25/83	285,479
300,000	Series 2008-3, Class B, 90 Day Average SOFR + 1.46% (d)	6.52%	04/26/83	263,254
604,973	Series 2008-4, Class A4, 90 Day Average SOFR + 1.91% (d)	6.97%	07/25/22	605,358
650,000	Series 2008-5, Class B, 90 Day Average SOFR + 2.11% (d)	7.17%	07/25/73	630,264
340,000	Series 2008-6, Class B, 90 Day Average SOFR + 2.11% (d)	7.17%	07/26/83	321,750
100,000	Series 2012-7, Class B, 30 Day Average SOFR + CSA + 1.8% (d)	7.20%	09/25/43	93,095
	Soundview Home Loan Trust
1,954,245	Series 2007-OPT1, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.21% (d)	5.64%	06/25/37	1,299,405
187,164	Series 2007-OPT2, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.25% (d)	5.68%	07/25/37	143,083
	Specialty Underwriting & Residential Finance Trust
2,661,240	Series 2006-AB3, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.48% (d)	5.91%	09/25/37	1,845,603
	Structured Asset Securities Corp Mortgage Loan Trust
4,812,094	Series 2005-2XS, Class M1, 1 Mo. CME Term SOFR + CSA + 0.71% (d)	6.13%	02/25/35	4,522,788
906,848	Series 2006-BC3, Class A3, 1 Mo. CME Term SOFR + CSA + 0.32% (d)	5.75%	10/25/36	745,479
	Structured Receivables Finance LLC
47,948	Series 2010-B, Class A (b)	3.73%	08/15/36	46,279
	STWD Ltd.
2,483,000	Series 2019-FL1, Class AS, 1 Mo. CME Term SOFR + CSA + 1.40% (b) (d)	6.82%	07/15/38	2,382,508
	Symphony CLO XIX Ltd.
1,500,000	Series 2018-19A, Class B, 3 Mo. CME Term SOFR + CSA + 1.35% (b) (d)	6.92%	04/16/31	1,472,798
	TAL Advantage VII LLC
2,487,094	Series 2020-1A, Class A (b)	2.05%	09/20/45	2,201,058
	Textainer Marine Containers Ltd.
1,512,000	Series 2021-3A, Class A (b)	1.94%	08/20/46	1,260,873
	Textainer Marine Containers VII Ltd.
1,813,609	Series 2020-2A, Class A (b)	2.10%	09/20/45	1,602,335
	Trestles CLO V Ltd.
1,900,000	Series 2021-5A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.17% (b) (d)	6.76%	10/20/34	1,880,539
	Tricon American Homes Trust
1,400,000	Series 2017-SFR2, Class E (b)	4.22%	01/17/36	1,384,595
	Tricon Residential Trust
4,100,000	Series 2021-SFR1, Class F (b)	3.69%	07/17/38	3,597,742
	Triton Container Finance VIII LLC
2,888,310	Series 2021-1A, Class A (b)	1.86%	03/20/46	2,449,186
	TRP LLC
5,338,279	Series 2021-1, Class A (b)	2.07%	06/19/51	4,638,133
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Wachovia Student Loan Trust
$1,048,765	Series 2006-1, Class B, 90 Day Average SOFR + 0.50% (b) (d)	5.56%	04/25/40	$967,118
	WaMu Asset-Backed Certificates WaMu Trust
1,566,855	Series 2007-HE2, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.25% (d)	5.68%	04/25/37	596,895
644,583	Series 2007-HE3, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.24% (d)	5.67%	05/25/37	551,872
4,214,083	Series 2007-HE3, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.29% (d)	5.72%	05/25/37	3,613,211
2,026,580	Series 2007-HE3, Class 2A5, 1 Mo. CME Term SOFR + CSA + 0.25% (d)	5.68%	05/25/37	1,735,715
	Washington Mutual Asset-Backed Certificates WMABS Trust
393,060	Series 2006-HE5, Class 1A, 1 Mo. CME Term SOFR + CSA + 0.31% (d)	4.16%	10/25/36	291,200
	Wells Fargo Home Equity Asset-Backed Securities Trust
3,000,000	Series 2007-1, Class A3, 1 Mo. CME Term SOFR + CSA + 0.64% (d)	6.07%	03/25/37	2,620,280
	Westlake Automobile Receivables Trust
5,290,000	Series 2023-1A, Class D (b)	6.79%	11/15/28	5,279,865
	Total Asset-Backed Securities			361,113,584
	(Cost $378,350,820)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 21.3%
	Collateralized Mortgage Obligations — 0.0%
	Federal National Mortgage Association
750,497	Series 2011-116, Class SA, IO, 30 Day Average SOFR ×-1+ 5.89% (i)	0.60%	11/25/41	51,925
106,085	Series 2012-128, Class UA	2.50%	06/25/42	90,029
772,988	Series 2013-18, Class MI, IO	3.00%	02/25/33	38,993
	Government National Mortgage Association
837,656	Series 2003-110, Class S, IO, 1 Mo. CME Term SOFR ×-1+ CSA + 6.60% (i)	1.17%	10/20/33	7,259
877,842	Series 2018-63, Class IO, IO	4.00%	09/20/47	139,941
				328,147
	Commercial Mortgage-Backed Securities — 0.5%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
10,524,361	Series 2021-P009, Class X, IO (a)	1.50%	01/25/31	454,417
	Federal Home Loan Mortgage Corporation Multifamily PC REMIC Trust
4,095,000	Series 2019-P002, Class X, IO (e)	1.14%	07/25/33	301,005
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
449,297	Series 2013-K035, Class X3, IO (a) (j)	2.04%	12/25/41	217
2,500,000	Series 2014-K037, Class X3, IO (a)	2.30%	01/25/42	18,218
30,173,138	Series 2014-K039, Class X1, IO (a)	0.81%	07/25/24	118,900
2,145,000	Series 2014-K039, Class X3, IO (a)	2.18%	08/25/42	55,070
112,882,634	Series 2015-K043, Class X1, IO (a)	0.63%	12/25/24	645,147
10,939,186	Series 2015-K044, Class X1, IO (a)	0.87%	01/25/25	91,900
20,449,223	Series 2015-K048, Class X3, IO (a)	1.54%	08/25/43	475,684
15,433,478	Series 2015-K051, Class X1, IO (a)	0.63%	09/25/25	129,274
6,897,149	Series 2016-K056, Class X3, IO (a)	2.19%	06/25/44	365,224
1,900,000	Series 2016-K060, Class X3, IO (a)	1.96%	12/25/44	101,924
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates (Continued)
$26,082,170	Series 2016-K723, Class X3 (a)	1.88%	10/25/34	$37,777
83,845	Series 2016-KF25, Class A, 30 Day Average SOFR + 0.59% (d)	5.70%	10/25/23	83,838
3,566,233	Series 2016-KS06, Class X, IO (a)	1.17%	08/25/26	69,851
4,752,358	Series 2016-KS07, Class X, IO (a)	0.74%	09/25/25	55,143
8,366,040	Series 2017-K726, Class X1, IO (a)	1.04%	04/25/24	27,778
2,230,000	Series 2017-K728, Class X3, IO (a)	2.02%	11/25/45	45,345
1,344,841	Series 2019-KC04, Class X1, IO (a)	1.40%	12/25/26	26,643
6,604,344	Series 2019-KC05, Class X1, IO (a)	1.37%	06/25/27	171,506
4,245,998	Series 2019-KLU1, Class X3, IO (a)	4.24%	01/25/31	484,294
77,050,000	Series 2022-Q017, Class X, IO (e)	1.23%	04/25/30	1,058,083
	Federal National Mortgage Association
22,098	Series 2016-M2, Class X3, IO (a)	2.04%	04/25/36	0
1,196,163	Series 2016-M4, Class X2, IO (a)	2.70%	01/25/39	16,259
92,031	Series 2016-M11, Class X2, IO (a)	3.09%	07/25/39	979
70,192	Series 2018-M10, Class A1 (a)	3.47%	07/25/28	69,505
6,100,000	Series 2019-M29, Class X4, IO	0.70%	03/25/29	174,917
	FREMF
195,584,528	Series 2020K-1517, Class X2A, IO (b)	0.10%	07/25/35	1,390,449
	Government National Mortgage Association
0	Series 2011-077, Class IO, IO (e)	4.28%	04/16/42	—
115,480	Series 2011-119, Class D	3.51%	04/16/45	112,176
284,841	Series 2013-125, Class IO, IO (e)	0.23%	10/16/54	4,111
642,799	Series 2014-52, Class D (e)	3.63%	05/16/46	623,768
707,615	Series 2014-125, Class IO, IO (e)	0.91%	11/16/54	17,122
				7,226,524
	Pass-Through Securities — 20.8%
	Federal Home Loan Mortgage Corporation
552,023	Pool WN0006	3.42%	07/01/30	510,792
	Federal National Mortgage Association
450,308	Pool AM2974	4.10%	04/01/43	409,881
1,466,393	Pool AM9897	3.50%	09/01/35	1,330,479
23,375,000	Pool TBA (k)	2.50%	09/15/53	19,368,379
12,750,000	Pool TBA (k)	3.00%	09/15/53	10,987,412
5,550,000	Pool TBA (k)	4.00%	09/15/53	5,123,344
32,750,000	Pool TBA (k)	5.00%	09/15/53	31,757,906
47,500,000	Pool TBA (k)	5.50%	09/15/53	46,902,539
57,650,000	Pool TBA (k)	2.00%	10/15/53	45,973,623
34,525,000	Pool TBA (k)	2.50%	10/15/53	28,646,309
33,525,000	Pool TBA (k)	3.00%	10/15/53	28,921,861
14,000,000	Pool TBA (k)	4.00%	10/15/53	12,936,875
30,300,000	Pool TBA (k)	4.50%	10/15/53	28,749,492
38,375,000	Pool TBA (k)	5.00%	10/15/53	37,230,496
	Government National Mortgage Association
7,750,000	Pool TBA (k)	4.50%	09/15/53	7,386,113
3,725,000	Pool TBA (k)	5.00%	09/15/53	3,624,963
				309,860,464
	Total U.S. Government Agency Mortgage-Backed Securities			317,415,135
	(Cost $320,415,894)
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) — 19.5%
	Aerospace/Defense — 0.2%
$635,000	Boeing (The) Co.	1.43%	02/04/24	$622,845
2,250,000	TransDigm, Inc. (b)	6.75%	08/15/28	2,260,700
				2,883,545
	Agriculture — 0.3%
30,000	BAT Capital Corp.	2.73%	03/25/31	23,777
1,250,000	BAT Capital Corp.	4.54%	08/15/47	909,743
1,870,000	BAT Capital Corp.	4.76%	09/06/49	1,387,962
1,905,000	BAT Capital Corp.	5.65%	03/16/52	1,596,126
645,000	Reynolds American, Inc.	5.85%	08/15/45	560,743
				4,478,351
	Airlines — 0.1%
275,841	American Airlines Pass-Through Trust, Series 2014-1, Class A	3.70%	10/01/26	252,114
501,845	JetBlue Pass-Through Trust, Series 2020-1, Class A	4.00%	11/15/32	462,598
414,939	United Airlines Pass-Through Trust, Series 2013-1, Class A	4.30%	08/15/25	398,031
91,864	US Airways Pass-Through Trust, Series 2012-1, Class A	5.90%	10/01/24	91,288
				1,204,031
	Auto Manufacturers — 0.1%
850,000	Allison Transmission, Inc. (b)	3.75%	01/30/31	710,740
1,250,000	Ford Motor Credit Co. LLC	3.37%	11/17/23	1,240,756
				1,951,496
	Banks — 4.1%
20,000	Bank of America Corp. (m)	2.88%	10/22/30	17,170
455,000	Bank of America Corp. (m)	1.90%	07/23/31	359,442
3,510,000	Bank of America Corp. (m)	2.30%	07/21/32	2,769,134
1,665,000	Bank of America Corp. (m)	2.57%	10/20/32	1,335,147
815,000	Bank of America Corp., Series N (m)	1.66%	03/11/27	736,757
570,000	Bank of America Corp., Series RR (m)	4.38%	(n)	490,667
3,490,000	Bank of America Corp., Medium-Term Note (m)	2.55%	02/04/28	3,158,143
750,000	Bank of America Corp., Medium-Term Note (m)	3.97%	03/05/29	701,160
4,183,000	Bank of America Corp., Medium-Term Note (m)	1.92%	10/24/31	3,279,222
500,000	Citigroup, Inc. (m)	0.78%	10/30/24	495,494
520,000	Citigroup, Inc. (m)	3.07%	02/24/28	477,564
525,000	Citigroup, Inc. (m)	2.98%	11/05/30	451,788
2,380,000	Citigroup, Inc. (m)	2.57%	06/03/31	1,966,586
1,230,000	Citigroup, Inc. (m)	2.56%	05/01/32	991,370
1,540,000	Citigroup, Inc. (m)	2.52%	11/03/32	1,222,686
4,610,000	Citigroup, Inc. (m)	3.06%	01/25/33	3,804,611
135,000	Comerica, Inc. (m)	5.63%	(n)	124,365
1,615,000	Goldman Sachs Group (The), Inc. (m)	0.93%	10/21/24	1,602,402
3,025,000	Goldman Sachs Group (The), Inc. (m)	1.99%	01/27/32	2,356,695
3,320,000	Goldman Sachs Group (The), Inc. (m)	2.38%	07/21/32	2,625,221
1,170,000	Goldman Sachs Group (The), Inc. (m)	2.65%	10/21/32	939,215
715,000	JPMorgan Chase & Co. (m)	0.97%	06/23/25	685,625
750,000	JPMorgan Chase & Co. (m)	1.04%	02/04/27	671,563
1,660,000	JPMorgan Chase & Co. (m)	1.58%	04/22/27	1,491,308
780,000	JPMorgan Chase & Co. (m)	1.47%	09/22/27	689,308
425,000	JPMorgan Chase & Co. (m)	4.01%	04/23/29	398,884
770,000	JPMorgan Chase & Co. (m)	1.95%	02/04/32	607,101
2,725,000	JPMorgan Chase & Co. (m)	2.58%	04/22/32	2,231,573
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Banks (Continued)
$3,605,000	JPMorgan Chase & Co. (m)	2.55%	11/08/32	$2,913,434
595,000	JPMorgan Chase & Co., Series KK (m)	3.65%	(n)	527,264
865,000	Morgan Stanley (m)	2.70%	01/22/31	728,501
4,790,000	Morgan Stanley (m)	2.48%	09/16/36	3,614,402
2,730,000	Morgan Stanley, Global Medium-Term Note (m)	2.24%	07/21/32	2,148,295
1,245,000	PNC Financial Services Group (The), Inc. (m)	6.04%	10/28/33	1,265,389
1,090,000	PNC Financial Services Group (The), Inc. (m)	5.07%	01/24/34	1,033,058
555,000	US Bancorp (m)	3.70%	(n)	419,452
1,255,000	US Bancorp (m)	5.85%	10/21/33	1,250,687
2,875,000	US Bancorp (m)	4.84%	02/01/34	2,668,097
855,000	US Bancorp (m)	5.84%	06/12/34	854,586
1,485,000	Wells Fargo & Co., Medium-Term Note (m)	2.39%	06/02/28	1,322,179
5,555,000	Wells Fargo & Co., Medium-Term Note (m)	3.35%	03/02/33	4,680,132
1,220,000	Wells Fargo & Co., Medium-Term Note (m)	4.90%	07/25/33	1,148,449
385,000	Wells Fargo & Co., Medium-Term Note (m)	5.01%	04/04/51	347,976
				61,602,102
	Beverages — 0.2%
720,000	Primo Water Holdings, Inc. (b)	4.38%	04/30/29	632,448
2,867,000	Triton Water Holdings, Inc. (b)	6.25%	04/01/29	2,439,686
				3,072,134
	Biotechnology — 0.2%
750,000	Amgen, Inc.	5.25%	03/02/33	746,415
1,350,000	Amgen, Inc.	4.88%	03/01/53	1,199,310
320,000	Amgen, Inc.	5.65%	03/02/53	317,456
1,000,000	Illumina, Inc.	2.55%	03/23/31	803,480
				3,066,661
	Chemicals — 0.4%
475,000	International Flavors & Fragrances, Inc. (b)	1.23%	10/01/25	425,512
300,000	International Flavors & Fragrances, Inc. (EUR)	1.80%	09/25/26	294,557
3,575,000	International Flavors & Fragrances, Inc. (b)	2.30%	11/01/30	2,776,694
60,000	International Flavors & Fragrances, Inc. (b)	3.27%	11/15/40	39,992
360,000	International Flavors & Fragrances, Inc.	4.38%	06/01/47	257,263
30,000	International Flavors & Fragrances, Inc.	5.00%	09/26/48	23,871
235,000	International Flavors & Fragrances, Inc. (b)	3.47%	12/01/50	146,325
175,000	Unifrax Escrow Issuer Corp. (b)	5.25%	09/30/28	118,511
625,000	Unifrax Escrow Issuer Corp. (b)	7.50%	09/30/29	325,929
1,819,000	Valvoline, Inc. (b)	3.63%	06/15/31	1,453,763
				5,862,417
	Commercial Services — 0.6%
189,000	Adtalem Global Education, Inc. (b)	5.50%	03/01/28	176,318
375,000	Carriage Services, Inc. (b)	4.25%	05/15/29	325,762
720,000	Global Payments, Inc. (EUR)	4.88%	03/17/31	783,221
520,000	Global Payments, Inc.	5.40%	08/15/32	510,130
958,000	Global Payments, Inc.	5.95%	08/15/52	915,151
2,515,000	Hertz (The) Corp. (b)	5.00%	12/01/29	2,070,194
1,475,000	Prime Security Services Borrower LLC / Prime Finance, Inc. (b)	3.38%	08/31/27	1,313,233
1,250,000	Rent-A-Center, Inc. (b)	6.38%	02/15/29	1,136,750
61,000	Service Corp. International	4.63%	12/15/27	57,395
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Commercial Services (Continued)
$750,000	VT Topco, Inc. (b)	8.50%	08/15/30	$762,004
1,250,000	WASH Multifamily Acquisition, Inc. (b)	5.75%	04/15/26	1,160,367
				9,210,525
	Computers — 0.0%
448,000	NCR Corp. (b)	5.13%	04/15/29	407,854
	Cosmetics/Personal Care — 0.0%
243,000	Edgewell Personal Care Co. (b)	5.50%	06/01/28	229,249
	Diversified Financial Services — 0.4%
300,000	Air Lease Corp.	2.88%	01/15/26	280,620
1,390,000	Air Lease Corp.	2.20%	01/15/27	1,242,994
605,000	American Express Co. (m)	3.55%	(n)	505,175
1,505,000	Capital One Financial Corp. (m)	1.88%	11/02/27	1,320,181
540,000	Charles Schwab Corp. (The), Series K (m)	5.00%	(n)	473,548
1,750,000	Jane Street Group/JSG Finance, Inc. (b)	4.50%	11/15/29	1,537,611
				5,360,129
	Electric — 1.1%
2,045,000	Alliant Energy Finance LLC (b)	3.60%	03/01/32	1,767,098
1,285,000	American Electric Power Co., Inc.	2.03%	03/15/24	1,257,589
365,000	Appalachian Power Co., Series X	3.30%	06/01/27	339,981
3,000,000	Arizona Public Service Co.	6.35%	12/15/32	3,161,002
540,000	Duke Energy Carolinas LLC	3.55%	03/15/52	393,436
1,000,000	Duke Energy Corp.	3.75%	04/15/24	987,717
600,000	Duke Energy Corp. (EUR)	3.85%	06/15/34	597,939
750,000	Duke Energy Corp.	3.75%	09/01/46	549,549
100,000	Evergy Metro, Inc.	4.20%	06/15/47	81,103
1,254,000	FirstEnergy Corp., Series C	3.40%	03/01/50	831,122
750,000	Jersey Central Power & Light Co. (b)	4.70%	04/01/24	743,010
750,000	MidAmerican Energy Co.	3.95%	08/01/47	589,058
1,395,000	New England Power Co. (b)	5.94%	11/25/52	1,408,272
1,910,000	Niagara Mohawk Power Corp. (b)	5.78%	09/16/52	1,876,418
500,000	Pennsylvania Electric Co. (b)	4.15%	04/15/25	483,781
750,000	Pike Corp. (b)	5.50%	09/01/28	675,714
100,000	Puget Sound Energy, Inc.	4.22%	06/15/48	81,393
450,000	Southwestern Electric Power Co., Series M	4.10%	09/15/28	426,719
				16,250,901
	Engineering & Construction — 0.1%
1,113,000	Artera Services LLC (b)	9.03%	12/04/25	1,036,651
	Entertainment — 0.7%
515,000	Churchill Downs, Inc. (b)	5.50%	04/01/27	496,634
14,000	Cinemark USA, Inc. (b)	5.25%	07/15/28	12,448
1,220,000	Everi Holdings, Inc. (b)	5.00%	07/15/29	1,089,765
590,000	Live Nation Entertainment, Inc. (b)	4.75%	10/15/27	550,175
1,580,000	Penn Entertainment, Inc. (b)	4.13%	07/01/29	1,293,593
110,000	Warnermedia Holdings, Inc.	4.28%	03/15/32	97,114
2,715,000	Warnermedia Holdings, Inc.	5.05%	03/15/42	2,234,370
5,131,000	Warnermedia Holdings, Inc.	5.14%	03/15/52	4,093,061
				9,867,160
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Environmental Control — 0.2%
$200,000	Clean Harbors, Inc. (b)	4.88%	07/15/27	$191,295
2,453,000	Waste Pro USA, Inc. (b)	5.50%	02/15/26	2,314,692
				2,505,987
	Food — 0.5%
708,000	B&G Foods, Inc.	5.25%	04/01/25	693,116
1,420,000	H-Food Holdings LLC / Hearthside Finance Co., Inc. (b)	8.50%	06/01/26	564,514
300,000	Kraft Heinz Foods Co.	3.75%	04/01/30	275,070
186,000	Kraft Heinz Foods Co.	4.25%	03/01/31	174,380
1,020,000	Pilgrim’s Pride Corp. (b)	5.88%	09/30/27	1,009,877
286,000	Pilgrim’s Pride Corp.	4.25%	04/15/31	247,688
1,395,000	Pilgrim’s Pride Corp.	3.50%	03/01/32	1,124,663
835,000	Pilgrim’s Pride Corp.	6.25%	07/01/33	829,653
1,600,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (b)	4.63%	03/01/29	1,333,023
387,000	Smithfield Foods, Inc. (b)	5.20%	04/01/29	359,707
561,000	TreeHouse Foods, Inc.	4.00%	09/01/28	480,808
				7,092,499
	Gas — 0.0%
155,000	Southern Co. Gas Capital Corp.	5.88%	03/15/41	153,539
	Healthcare-Products — 0.4%
1,600,000	Alcon Finance Corp. (b)	3.00%	09/23/29	1,404,243
1,425,000	DENTSPLY SIRONA, Inc.	3.25%	06/01/30	1,225,171
1,997,000	Embecta Corp. (b)	5.00%	02/15/30	1,624,470
208,000	Hologic, Inc. (b)	4.63%	02/01/28	194,809
1,387,000	Medline Borrower L.P. (b)	3.88%	04/01/29	1,212,134
770,000	PerkinElmer, Inc.	2.25%	09/15/31	606,924
185,000	Revvity, Inc.	2.55%	03/15/31	151,928
				6,419,679
	Healthcare-Services — 1.4%
635,000	Barnabas Health, Inc., Series 2012	4.00%	07/01/28	599,269
429,000	Cano Health LLC (b)	6.25%	10/01/28	146,246
900,000	Catalent Pharma Solutions, Inc. (b)	5.00%	07/15/27	841,243
400,000	Catalent Pharma Solutions, Inc. (b)	3.13%	02/15/29	336,992
1,125,000	Centene Corp.	4.25%	12/15/27	1,053,437
1,778,000	Centene Corp.	2.45%	07/15/28	1,524,214
1,396,000	Centene Corp.	3.00%	10/15/30	1,162,484
500,000	Centene Corp.	2.50%	03/01/31	398,627
250,000	CommonSpirit Health	3.35%	10/01/29	222,974
90,000	HCA, Inc.	5.25%	04/15/25	89,204
365,000	HCA, Inc.	7.58%	09/15/25	375,357
380,000	HCA, Inc.	5.38%	09/01/26	377,347
360,000	HCA, Inc.	7.05%	12/01/27	374,674
417,000	HCA, Inc.	4.13%	06/15/29	385,381
2,870,000	HCA, Inc.	3.50%	09/01/30	2,507,887
2,093,000	HCA, Inc.	3.63%	03/15/32	1,800,846
1,830,000	HCA, Inc.	5.50%	06/15/47	1,667,480
470,000	HCA, Inc.	5.25%	06/15/49	410,603
3,000,000	ModivCare Escrow Issuer, Inc. (b)	5.00%	10/01/29	2,215,200
749,000	Molina Healthcare, Inc. (b)	3.88%	11/15/30	639,767
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Healthcare-Services (Continued)
$2,325,000	Molina Healthcare, Inc. (b)	3.88%	05/15/32	$1,931,310
1,350,000	Prime Healthcare Services, Inc. (b)	7.25%	11/01/25	1,266,350
1,350,000	Universal Health Services, Inc.	1.65%	09/01/26	1,199,600
				21,526,492
	Household Products/Wares — 0.1%
120,000	Central Garden & Pet Co.	4.13%	10/15/30	103,390
952,000	Spectrum Brands, Inc. (b)	5.50%	07/15/30	886,419
				989,809
	Housewares — 0.1%
1,270,000	Newell Brands, Inc.	6.63%	09/15/29	1,259,255
	Insurance — 0.8%
437,000	Acrisure LLC / Acrisure Finance, Inc. (b)	4.25%	02/15/29	378,342
700,000	Acrisure LLC / Acrisure Finance, Inc. (b)	6.00%	08/01/29	608,812
1,060,000	Aon Corp. / Aon Global Holdings PLC	3.90%	02/28/52	814,531
1,115,000	Athene Global Funding (b)	3.21%	03/08/27	1,005,880
1,560,000	Athene Global Funding (b)	1.99%	08/19/28	1,293,135
675,000	Athene Global Funding (b)	2.72%	01/07/29	564,036
810,000	Brown & Brown, Inc.	4.95%	03/17/52	684,773
250,000	Farmers Exchange Capital III (b) (m)	5.45%	10/15/54	216,618
775,000	Farmers Insurance Exchange (b)	8.63%	05/01/24	779,583
465,000	Farmers Insurance Exchange (b) (m)	4.75%	11/01/57	362,179
750,000	MassMutual Global Funding II (b)	3.40%	03/08/26	715,599
965,000	Metropolitan Life Global Funding I (b)	5.15%	03/28/33	944,311
1,360,000	Nationwide Mutual Insurance Co., 3 Mo. LIBOR + 2.29% (b) (d)	7.84%	12/15/24	1,358,661
50,000	Teachers Insurance & Annuity Association of America (b)	4.27%	05/15/47	40,501
220,000	Teachers Insurance & Annuity Association of America (b)	3.30%	05/15/50	149,127
1,260,000	Teachers Insurance & Annuity Association of America (b) (m)	4.38%	09/15/54	1,225,988
				11,142,076
	Internet — 0.4%
1,250,000	Gen Digital, Inc. (b)	6.75%	09/30/27	1,254,507
2,205,000	Meta Platforms, Inc.	5.60%	05/15/53	2,215,652
1,775,000	Netflix, Inc.	5.88%	02/15/25	1,785,109
850,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. (b)	4.75%	04/30/27	748,577
				6,003,845
	Investment Companies — 0.1%
150,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.	6.25%	05/15/26	139,144
1,537,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.	5.25%	05/15/27	1,350,378
500,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.	4.38%	02/01/29	395,389
				1,884,911
	Iron/Steel — 0.0%
700,000	ATI, Inc.	7.25%	08/15/30	706,951
	Lodging — 0.1%
569,000	Boyd Gaming Corp. (b)	4.75%	06/15/31	501,678
1,626,000	Hilton Domestic Operating Co., Inc. (b)	3.63%	02/15/32	1,361,280
				1,862,958
	Machinery-Diversified — 0.1%
2,900,000	OT Merger Corp. (b)	7.88%	10/15/29	1,906,134
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Media — 1.1%
$2,729,000	Cable One, Inc. (b)	4.00%	11/15/30	$2,131,124
295,000	Charter Communications Operating LLC / Charter Communications Operating Capital	2.30%	02/01/32	222,829
370,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.38%	05/01/47	295,864
325,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.75%	04/01/48	273,998
542,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.13%	07/01/49	417,466
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.80%	03/01/50	741,603
690,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.25%	04/01/53	546,686
173,000	Cox Communications, Inc. (b)	3.15%	08/15/24	168,478
680,000	Cox Communications, Inc. (b)	2.60%	06/15/31	549,893
900,000	Cox Enterprises, Inc. (b)	7.38%	07/15/27	940,626
700,000	CSC Holdings LLC (b)	5.38%	02/01/28	574,551
700,000	CSC Holdings LLC (b)	7.50%	04/01/28	445,666
2,190,000	CSC Holdings LLC (b)	6.50%	02/01/29	1,812,516
600,000	CSC Holdings LLC (b)	4.63%	12/01/30	314,491
855,000	Diamond Sports Group LLC / Diamond Sports Finance Co. (b) (o)	5.38%	08/15/26	21,213
1,032,000	Directv Financing LLC / Directv Financing Co-Obligor, Inc. (b)	5.88%	08/15/27	915,506
1,205,000	Gray Escrow II, Inc. (b)	5.38%	11/15/31	842,352
816,000	Scripps Escrow II, Inc. (b)	5.38%	01/15/31	583,665
750,000	Scripps Escrow, Inc. (b)	5.88%	07/15/27	606,742
1,165,000	Sirius XM Radio, Inc. (b)	3.88%	09/01/31	907,779
630,000	Time Warner Cable LLC	5.88%	11/15/40	548,589
1,885,000	Time Warner Cable LLC	5.50%	09/01/41	1,549,899
390,000	Walt Disney (The) Co.	4.00%	10/01/23	389,471
				15,801,007
	Oil & Gas — 0.1%
800,000	Sunoco L.P. / Sunoco Finance Corp.	4.50%	05/15/29	724,276
	Oil & Gas Services — 0.0%
750,000	Archrock Partners L.P. / Archrock Partners Finance Corp. (b)	6.25%	04/01/28	716,661
	Packaging & Containers — 0.3%
58,000	Ball Corp.	4.00%	11/15/23	57,733
1,830,000	Berry Global, Inc. (b)	4.88%	07/15/26	1,768,006
295,000	Berry Global, Inc.	1.65%	01/15/27	255,945
1,500,000	Berry Global, Inc. (b)	5.50%	04/15/28	1,475,532
755,000	Clearwater Paper Corp. (b)	4.75%	08/15/28	660,044
728,000	Graphic Packaging International LLC	4.13%	08/15/24	713,609
60,000	Sealed Air Corp. (b)	5.50%	09/15/25	59,400
				4,990,269
	Pharmaceuticals — 0.7%
810,000	Bayer US Finance II LLC (b)	2.85%	04/15/25	766,903
180,000	Bayer US Finance II LLC (b)	4.25%	12/15/25	174,392
880,000	Bayer US Finance II LLC (b)	4.38%	12/15/28	836,348
265,000	Bayer US Finance II LLC (b)	4.63%	06/25/38	228,762
1,960,000	Bayer US Finance II LLC (b)	4.40%	07/15/44	1,547,749
400,000	Bayer US Finance II LLC (b)	4.88%	06/25/48	341,218
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Pharmaceuticals (Continued)
$1,495,000	Becton Dickinson & Co.	2.82%	05/20/30	$1,293,862
330,000	Cigna Group (The)	4.38%	10/15/28	317,983
400,000	Cigna Group (The)	4.90%	12/15/48	357,020
1,205,000	CVS Health Corp.	5.05%	03/25/48	1,057,618
946,000	Option Care Health, Inc. (b)	4.38%	10/31/29	833,147
842,000	Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (b)	5.13%	04/30/31	718,145
550,000	Prestige Brands, Inc. (b)	5.13%	01/15/28	521,803
1,721,000	Prestige Brands, Inc. (b)	3.75%	04/01/31	1,425,676
				10,420,626
	Pipelines — 0.7%
1,535,000	Energy Transfer L.P.	5.40%	10/01/47	1,323,487
3,380,000	Energy Transfer L.P.	5.00%	05/15/50	2,785,400
594,000	Energy Transfer L.P., Series B (m)	6.63%	(n)	479,138
765,000	Global Partners L.P. / GLP Finance Corp	6.88%	01/15/29	723,621
250,000	Kinder Morgan, Inc.	5.55%	06/01/45	226,148
607,000	NGL Energy Operating LLC / NGL Energy Finance Corp. (b)	7.50%	02/01/26	604,861
845,000	Plains All American Pipeline L.P. / PAA Finance Corp.	3.55%	12/15/29	743,749
350,000	Rockies Express Pipeline LLC (b)	4.95%	07/15/29	320,704
100,000	Rockies Express Pipeline LLC (b)	6.88%	04/15/40	90,381
80,000	Sabine Pass Liquefaction LLC	4.50%	05/15/30	75,327
1,274,000	TransMontaigne Partners L.P. / TLP Finance Corp.	6.13%	02/15/26	1,095,423
2,605,000	Venture Global Calcasieu Pass LLC (b)	4.13%	08/15/31	2,212,352
				10,680,591
	Real Estate — 0.0%
463,000	Greystar Real Estate Partners LLC (b)	7.75%	09/01/30	468,209
	Real Estate Investment Trusts — 2.2%
75,000	Alexandria Real Estate Equities, Inc.	3.45%	04/30/25	72,428
1,310,000	American Assets Trust L.P.	3.38%	02/01/31	1,018,608
150,000	American Homes 4 Rent L.P.	3.63%	04/15/32	128,616
1,885,000	American Homes 4 Rent L.P.	4.30%	04/15/52	1,460,005
330,000	American Tower Corp.	2.70%	04/15/31	270,176
250,000	American Tower Corp. (EUR)	1.00%	01/15/32	206,069
1,430,000	American Tower Corp.	5.65%	03/15/33	1,425,414
2,356,000	American Tower Corp.	5.55%	07/15/33	2,334,186
250,000	Boston Properties L.P.	2.75%	10/01/26	225,624
200,000	Boston Properties L.P.	3.40%	06/21/29	171,328
415,000	Crown Castle, Inc.	5.10%	05/01/33	399,651
500,000	CubeSmart L.P.	4.38%	02/15/29	468,770
1,135,000	CubeSmart L.P.	2.50%	02/15/32	895,698
281,000	Extra Space Storage L.P.	3.90%	04/01/29	257,607
975,000	Extra Space Storage L.P.	2.55%	06/01/31	783,631
1,978,000	Extra Space Storage L.P.	2.40%	10/15/31	1,554,910
1,450,000	Extra Space Storage L.P.	2.35%	03/15/32	1,129,025
2,500,000	GLP Capital L.P. / GLP Financing II, Inc.	5.38%	04/15/26	2,450,152
175,000	GLP Capital L.P. / GLP Financing II, Inc.	5.75%	06/01/28	170,216
1,460,000	GLP Capital L.P. / GLP Financing II, Inc.	4.00%	01/15/30	1,275,096
30,000	GLP Capital L.P. / GLP Financing II, Inc.	4.00%	01/15/31	25,760
208,000	GLP Capital L.P. / GLP Financing II, Inc.	3.25%	01/15/32	167,894
490,000	Healthcare Realty Holdings L.P.	3.63%	01/15/28	442,769
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Real Estate Investment Trusts (Continued)
$595,000	Healthcare Realty Holdings L.P.	3.10%	02/15/30	$507,714
1,597,000	Healthcare Realty Holdings L.P.	2.40%	03/15/30	1,264,691
690,000	Healthcare Realty Holdings L.P.	2.00%	03/15/31	532,131
190,000	Healthcare Realty Holdings L.P.	2.05%	03/15/31	141,986
770,000	Hudson Pacific Properties L.P.	3.95%	11/01/27	606,075
520,000	Hudson Pacific Properties L.P.	5.95%	02/15/28	440,157
615,000	Hudson Pacific Properties L.P.	4.65%	04/01/29	469,170
915,000	Hudson Pacific Properties L.P.	3.25%	01/15/30	620,826
1,210,000	Invitation Homes Operating Partnership L.P.	2.00%	08/15/31	927,122
1,385,000	Invitation Homes Operating Partnership L.P.	2.70%	01/15/34	1,054,471
163,000	Iron Mountain, Inc. (b)	5.63%	07/15/32	146,424
173,000	Kilroy Realty L.P.	4.25%	08/15/29	150,038
400,000	Kilroy Realty L.P.	2.50%	11/15/32	282,070
505,000	LXP Industrial Trust	2.70%	09/15/30	400,790
830,000	Physicians Realty L.P.	2.63%	11/01/31	645,904
1,440,000	Prologis Euro Finance LLC, Medium-Term Note (EUR)	4.25%	01/31/43	1,427,639
675,000	Realty Income Corp. (EUR)	5.13%	07/06/34	736,960
200,000	Rexford Industrial Realty L.P.	2.15%	09/01/31	154,595
250,000	Ventas Realty L.P.	2.65%	01/15/25	238,339
35,000	VICI Properties L.P.	4.95%	02/15/30	32,954
2,110,000	VICI Properties L.P.	5.13%	05/15/32	1,957,488
343,000	VICI Properties L.P.	5.63%	05/15/52	302,089
399,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	4.63%	06/15/25	386,540
290,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	4.50%	09/01/26	274,753
690,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	3.75%	02/15/27	634,057
270,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	4.50%	01/15/28	250,799
452,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	3.88%	02/15/29	399,482
256,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	4.13%	08/15/30	224,380
				32,543,277
	Retail — 0.4%
792,000	Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp. (b)	5.88%	04/01/29	699,498
2,387,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (b)	6.75%	01/15/30	1,973,273
788,000	FirstCash, Inc. (b)	5.63%	01/01/30	716,262
2,170,000	Michaels (The) Cos., Inc. (b)	7.88%	05/01/29	1,506,197
1,400,000	Papa John's International, Inc. (b)	3.88%	09/15/29	1,178,863
				6,074,093
	Semiconductors — 0.1%
75,000	Broadcom, Inc.	3.63%	10/15/24	73,347
316,000	Broadcom, Inc. (b)	2.60%	02/15/33	244,435
660,000	Broadcom, Inc. (b)	3.42%	04/15/33	547,178
415,000	Intel Corp.	3.73%	12/08/47	315,165
				1,180,125
	Software — 0.5%
225,000	Central Parent, Inc. / CDK Global, Inc. (b)	7.25%	06/15/29	222,144
1,755,000	Oracle Corp.	3.80%	11/15/37	1,416,128
895,000	Oracle Corp.	6.50%	04/15/38	944,737
1,640,000	Oracle Corp.	4.00%	11/15/47	1,224,216
1,880,000	Oracle Corp.	3.60%	04/01/50	1,300,351
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (l) (Continued)
	Software (Continued)
$1,585,000	Oracle Corp.	3.95%	03/25/51	$1,159,527
615,000	Oracle Corp.	6.90%	11/09/52	670,316
				6,937,419
	Telecommunications — 0.7%
1,450,000	AT&T, Inc.	4.50%	05/15/35	1,289,328
670,000	AT&T, Inc.	3.80%	12/01/57	452,253
162,000	CommScope, Inc. (b)	6.00%	03/01/26	147,374
1,750,000	CommScope, Inc. (b)	4.75%	09/01/29	1,302,067
1,706,000	Frontier Communications Holdings LLC (b)	5.00%	05/01/28	1,463,396
925,000	Frontier Communications Holdings LLC (b)	6.75%	05/01/29	718,873
1,160,000	Frontier Communications Holdings LLC (b)	8.63%	03/15/31	1,118,182
342,000	Qwest Corp.	7.25%	09/15/25	325,630
335,000	SES GLOBAL Americas Holdings, Inc. (b)	5.30%	03/25/44	239,355
859,686	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (b)	4.74%	03/20/25	851,251
266,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (b)	5.15%	03/20/28	263,788
74,000	T-Mobile USA, Inc.	4.75%	02/01/28	71,930
1,000,000	T-Mobile USA, Inc.	2.63%	02/15/29	866,852
1,660,000	Zayo Group Holdings, Inc. (b)	4.00%	03/01/27	1,245,560
				10,355,839
	Total Corporate Bonds and Notes			290,829,733
	(Cost $313,253,454)
FOREIGN CORPORATE BONDS AND NOTES (l) — 7.3%
	Agriculture — 0.2%
2,555,000	BAT International Finance PLC, Medium-Term Note (GBP) (p)	2.25%	09/09/52	1,315,833
1,200,000	Imperial Brands Finance PLC (b)	6.13%	07/27/27	1,213,769
				2,529,602
	Banks — 2.9%
1,025,000	ABN AMRO Bank N.V. (b) (m)	2.47%	12/13/29	865,160
955,000	DNB Bank ASA (b) (m)	0.86%	09/30/25	905,073
505,000	HSBC Holdings PLC (m)	1.59%	05/24/27	448,936
3,180,000	HSBC Holdings PLC (m)	4.76%	06/09/28	3,052,086
1,440,000	HSBC Holdings PLC (m)	2.21%	08/17/29	1,206,989
565,000	HSBC Holdings PLC (m)	2.36%	08/18/31	447,865
3,662,000	HSBC Holdings PLC (m)	2.80%	05/24/32	2,925,990
1,485,000	HSBC Holdings PLC (m)	6.33%	03/09/44	1,498,820
200,000	Lloyds Banking Group PLC	3.90%	03/12/24	197,822
1,005,000	Lloyds Banking Group PLC (m)	3.57%	11/07/28	913,767
1,575,000	Lloyds Banking Group PLC (m)	4.98%	08/11/33	1,459,516
565,000	Macquarie Group Ltd. (b) (m)	1.34%	01/12/27	507,055
785,000	Macquarie Group Ltd. (b) (m)	2.69%	06/23/32	615,978
1,070,000	Macquarie Group Ltd. (b) (m)	2.87%	01/14/33	839,505
1,515,000	NatWest Group PLC (m)	4.27%	03/22/25	1,498,296
2,005,000	Santander UK Group Holdings PLC (m)	1.09%	03/15/25	1,944,167
2,390,000	Santander UK Group Holdings PLC (m)	1.67%	06/14/27	2,105,225
430,000	Santander UK Group Holdings PLC (m)	2.47%	01/11/28	378,640
505,000	UBS Group AG (b) (m)	2.59%	09/11/25	487,158
2,160,000	UBS Group AG (b) (m)	1.31%	02/02/27	1,925,779
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (l) (Continued)
	Banks (Continued)
$7,595,000	UBS Group AG (b) (m)	4.19%	04/01/31	$6,844,102
5,550,000	UBS Group AG (b) (m)	3.09%	05/14/32	4,575,745
6,465,000	UBS Group AG (b) (m)	9.02%	11/15/33	7,832,609
				43,476,283
	Beverages — 0.2%
505,000	Bacardi Ltd. (b)	2.75%	07/15/26	465,757
670,000	Bacardi Ltd. (b)	4.70%	05/15/28	647,654
1,000,000	Becle SAB de C.V. (b)	2.50%	10/14/31	788,078
1,895,000	JDE Peet's N.V. (b)	2.25%	09/24/31	1,458,808
				3,360,297
	Building Materials — 0.0%
40,000	Ingersoll-Rand Luxembourg Finance S.A.	3.55%	11/01/24	39,130
	Chemicals — 0.2%
700,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (b)	4.75%	06/15/27	659,361
1,675,000	EverArc Escrow Sarl (b)	5.00%	10/30/29	1,377,637
275,000	Herens Holdco Sarl (b)	4.75%	05/15/28	211,498
				2,248,496
	Diversified Financial Services — 0.7%
115,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.88%	01/23/28	105,858
1,650,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/28	1,431,118
2,720,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.30%	01/30/32	2,211,454
100,000	Avolon Holdings Funding Ltd. (b)	3.95%	07/01/24	97,586
325,000	Avolon Holdings Funding Ltd. (b)	2.88%	02/15/25	306,891
4,645,000	Avolon Holdings Funding Ltd. (b)	2.53%	11/18/27	3,969,358
1,480,000	GGAM Finance Ltd. (b)	8.00%	06/15/28	1,502,141
82,000	Park Aerospace Holdings Ltd. (b)	5.50%	02/15/24	81,472
				9,705,878
	Electric — 0.2%
500,000	Comision Federal de Electricidad (b)	4.69%	05/15/29	454,754
250,000	Mong Duong Finance Holdings B.V. (p)	5.13%	05/07/29	226,770
1,460,000	TenneT Holding B.V., Medium-Term Note (EUR) (p)	4.50%	10/28/34	1,679,935
945,000	TenneT Holding B.V., Medium-Term Note (EUR) (p)	2.75%	05/17/42	895,232
280,000	TenneT Holding B.V., Medium-Term Note (EUR) (p)	4.75%	10/28/42	330,891
				3,587,582
	Engineering & Construction — 0.0%
500,000	Cellnex Finance Co., S.A., Medium-Term Note (EUR) (p)	2.00%	09/15/32	431,840
	Entertainment — 0.2%
1,500,000	Banijay Entertainment SASU (b)	5.38%	03/01/25	1,462,951
700,000	Ontario Gaming GTA, L.P. (b)	8.00%	08/01/30	708,239
				2,171,190
	Environmental Control — 0.1%
1,400,000	GFL Environmental, Inc. (b)	4.00%	08/01/28	1,251,065
750,000	GFL Environmental, Inc. (b)	3.50%	09/01/28	663,236
				1,914,301
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (l) (Continued)
	Food — 0.2%
$1,700,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	3.75%	12/01/31	$1,414,506
1,285,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.	6.50%	12/01/52	1,232,516
				2,647,022
	Gas — 0.1%
680,000	National Gas Transmission PLC, Medium-Term Note (EUR) (p)	4.25%	04/05/30	736,878
	Healthcare-Services — 0.1%
2,150,000	Kedrion S.p.A. (b)	6.50%	09/01/29	1,838,250
	Internet — 0.0%
200,000	Tencent Holdings Ltd. (b)	3.68%	04/22/41	146,466
200,000	Tencent Holdings Ltd. (b)	3.84%	04/22/51	137,362
				283,828
	Investment Companies — 0.1%
1,140,000	Gaci First Investment Co. (p)	5.25%	10/13/32	1,142,758
	Machinery-Diversified — 0.0%
222,000	Titan Acquisition Ltd. / Titan Co-Borrower LLC (b)	7.75%	04/15/26	216,009
	Media — 0.2%
910,000	Tele Columbus AG (EUR) (p)	3.88%	05/02/25	634,240
2,500,000	VZ Secured Financing B.V. (b)	5.00%	01/15/32	2,040,389
				2,674,629
	Mining — 0.1%
800,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	5.45%	05/15/30	771,872
	Oil & Gas — 0.4%
570,000	Ecopetrol S.A.	8.88%	01/13/33	578,308
1,100,000	KazMunayGas National Co. JSC (p)	5.38%	04/24/30	1,002,728
1,000,000	KazMunayGas National Co. JSC (p)	3.50%	04/14/33	754,502
1,100,000	Pertamina Persero PT (b)	3.10%	08/27/30	951,427
554,000	Petroleos Mexicanos	5.95%	01/28/31	401,347
170,000	Petroleos Mexicanos	6.35%	02/12/48	102,342
110,000	Petroleos Mexicanos	6.95%	01/28/60	68,150
2,650,000	Qatar Energy (p)	2.25%	07/12/31	2,184,723
200,000	Saudi Arabian Oil Co. (b)	2.25%	11/24/30	164,945
				6,208,472
	Packaging & Containers — 0.1%
2,000,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (b)	5.25%	08/15/27	1,715,571
	Pharmaceuticals — 0.3%
1,500,000	1375209 BC Ltd. (b)	9.00%	01/30/28	1,503,257
150,000	Bayer AG, Medium-Term Note (EUR) (p)	4.63%	05/26/33	165,293
2,161,000	Grifols S.A. (b)	4.75%	10/15/28	1,897,941
365,000	Jazz Securities DAC (b)	4.38%	01/15/29	327,379
850,000	Teva Pharmaceutical Finance Netherlands III B.V.	8.13%	09/15/31	901,615
				4,795,485
	Pipelines — 0.3%
2,572,590	Galaxy Pipeline Assets Bidco Ltd. (b)	2.16%	03/31/34	2,166,023
400,000	QazaqGaz NC JSC (p)	4.38%	09/26/27	368,740
2,380,000	TMS Issuer Sarl (p)	5.78%	08/23/32	2,424,549
				4,959,312
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (l) (Continued)
	Real Estate — 0.2%
415,000	Annington Funding PLC, Medium-Term Note (GBP) (p)	3.18%	07/12/29	$434,604
380,000	Annington Funding PLC, Medium-Term Note (GBP) (p)	2.31%	10/06/32	345,041
400,000	Annington Funding PLC, Medium-Term Note (GBP) (p)	3.69%	07/12/34	391,437
600,000	Blackstone Property Partners Europe Holdings Sarl, Medium-Term Note (EUR) (p)	1.75%	03/12/29	510,463
1,000,000	Blackstone Property Partners Europe Holdings Sarl, Medium-Term Note (EUR) (p)	1.63%	04/20/30	809,116
$605,000	China Aoyuan Group Ltd. (p)	6.35%	02/08/24	19,221
200,000	China SCE Group Holdings Ltd. (p)	7.00%	05/02/25	20,250
400,000	Sunac China Holdings Ltd. (p)	6.50%	01/10/25	45,000
200,000	Times China Holdings Ltd. (o) (p)	6.75%	07/08/25	6,500
100,000	Vonovia Finance B.V. (EUR) (p)	2.25%	04/07/30	91,312
100,000	Vonovia SE, Medium-Term Note (EUR) (p)	5.00%	11/23/30	106,606
800,000	Vonovia SE (EUR) (p)	1.50%	06/14/41	481,445
415,000	Zhenro Properties Group Ltd. (o) (p)	6.63%	01/07/26	5,366
				3,266,361
	Real Estate Investment Trusts — 0.1%
510,000	CapitaLand Ascendas REIT, Medium-Term Note (EUR) (p)	0.75%	06/23/28	452,849
1,945,000	Digital Intrepid Holding B.V. (EUR) (p)	0.63%	07/15/31	1,527,589
				1,980,438
	Retail — 0.0%
345,000	1011778 BC ULC / New Red Finance, Inc. (b)	3.50%	02/15/29	302,371
	Savings & Loans — 0.1%
1,520,000	Nationwide Building Society (b) (m)	2.97%	02/16/28	1,374,902
	Software — 0.0%
625,000	Open Text Corp. (b)	6.90%	12/01/27	633,816
	Telecommunications — 0.3%
200,000	C&W Senior Financing DAC (b)	6.88%	09/15/27	185,808
1,500,000	Global Switch Finance B.V., Medium-Term Note (EUR) (p)	1.38%	10/07/30	1,343,331
750,000	Intelsat Jackson Holdings S.A. (g) (h) (o) (q)	8.50%	10/15/24	0
303,000	Intelsat Jackson Holdings S.A. (g) (h) (o) (q)	9.75%	07/15/25	0
600,000	Intelsat Jackson Holdings S.A. (g) (h) (j) (o)	5.50%	08/01/28	0
1,929,000	Intelsat Jackson Holdings S.A. (b) (o)	6.50%	03/15/30	1,773,546
580,000	Vodafone Group PLC	4.25%	09/17/50	447,488
				3,750,173
	Total Foreign Corporate Bonds and Notes			108,762,746
	(Cost $112,975,169)
U.S. GOVERNMENT BONDS AND NOTES — 7.2%
70,000	U.S. Treasury Bond	4.13%	08/15/53	69,076
10,161,828	U.S. Treasury Inflation Indexed Bond	1.25%	04/15/28	9,786,310
95,204,000	U.S. Treasury Note	5.00%	08/31/25	95,479,198
1,805,000	U.S. Treasury Note	4.38%	08/31/28	1,816,211
215,000	U.S. Treasury Note	3.88%	08/15/33	211,187
	Total U.S. Government Bonds and Notes			107,361,982
	(Cost $107,699,426)
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (l) — 3.3%
	Brazil — 0.2%
$1,850,000	Brazilian Government International Bond	3.88%	06/12/30	$1,642,401
1,200,000	Brazilian Government International Bond	6.00%	10/20/33	1,169,549
				2,811,950
	Chile — 0.1%
1,352,000	Chile Government International Bond	2.55%	01/27/32	1,137,509
500,000	Chile Government International Bond	2.55%	07/27/33	402,644
750,000	Chile Government International Bond	3.50%	01/31/34	651,083
				2,191,236
	Colombia — 0.2%
978,000	Colombia Government International Bond	4.50%	03/15/29	872,661
1,450,000	Colombia Government International Bond	3.00%	01/30/30	1,155,410
200,000	Colombia Government International Bond	3.13%	04/15/31	154,596
200,000	Colombia Government International Bond	8.00%	04/20/33	207,118
				2,389,785
	Dominican Republic — 0.2%
3,150,000	Dominican Republic International Bond (b)	4.50%	01/30/30	2,755,295
	Guatemala — 0.2%
800,000	Guatemala Government Bond (p)	5.25%	08/10/29	761,074
700,000	Guatemala Government Bond (p)	4.90%	06/01/30	657,770
1,717,000	Guatemala Government Bond (p)	3.70%	10/07/33	1,389,041
				2,807,885
	Hungary — 0.2%
550,000	Hungary Government International Bond (b)	6.13%	05/22/28	558,691
3,200,000	Hungary Government International Bond (b)	2.13%	09/22/31	2,468,067
				3,026,758
	Indonesia — 0.3%
1,000,000	Indonesia Government International Bond	4.85%	01/11/33	981,706
4,050,000	Perusahaan Penerbit SBSN Indonesia III (b)	2.80%	06/23/30	3,511,241
				4,492,947
	Mexico — 0.4%
1,960,000	Mexico Government International Bond	2.66%	05/24/31	1,626,522
3,750,000	Mexico Government International Bond	4.88%	05/19/33	3,559,713
700,000	Mexico Government International Bond	3.50%	02/12/34	581,867
700,000	Mexico Government International Bond	6.35%	02/09/35	727,775
				6,495,877
	Oman — 0.2%
600,000	Oman Government International Bond (p)	6.75%	10/28/27	619,125
2,450,000	Oman Government International Bond (p)	5.63%	01/17/28	2,423,606
				3,042,731
	Panama — 0.4%
3,700,000	Panama Government International Bond	3.16%	01/23/30	3,231,193
2,603,000	Panama Government International Bond	2.25%	09/29/32	1,981,883
				5,213,076
	Paraguay — 0.1%
1,920,000	Paraguay Government International Bond (p)	4.95%	04/28/31	1,817,696
	Peru — 0.2%
643,000	Peruvian Government International Bond	2.84%	06/20/30	557,673
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (l) (Continued)
	Peru (Continued)
$2,370,000	Peruvian Government International Bond	2.78%	01/23/31	$2,014,727
550,000	Peruvian Government International Bond	1.86%	12/01/32	416,580
				2,988,980
	Philippines — 0.1%
1,950,000	Philippine Government International Bond	2.46%	05/05/30	1,664,045
	Poland — 0.1%
750,000	Republic of Poland Government International Bond	5.50%	11/16/27	764,100
1,169,000	Republic of Poland Government International Bond	5.75%	11/16/32	1,216,802
100,000	Republic of Poland Government International Bond	4.88%	10/04/33	97,233
				2,078,135
	Romania — 0.2%
1,000,000	Romanian Government International Bond (b)	6.63%	02/17/28	1,034,977
2,350,000	Romanian Government International Bond (p)	3.00%	02/14/31	1,949,647
				2,984,624
	Saudi Arabia — 0.0%
200,000	Saudi Government International Bond (p)	3.25%	10/22/30	180,092
	South Africa — 0.2%
1,693,000	Republic of South Africa Government International Bond	4.30%	10/12/28	1,497,819
200,000	Republic of South Africa Government International Bond	4.85%	09/30/29	176,626
583,000	Republic of South Africa Government International Bond	5.88%	06/22/30	531,877
400,000	Republic of South Africa Government International Bond	5.88%	04/20/32	354,714
				2,561,036
	United Arab Emirates — 0.0%
200,000	Finance Department Government of Sharjah (b)	6.50%	11/23/32	204,660
	Total Foreign Sovereign Bonds and Notes			49,706,808
	(Cost $52,195,198)
U.S. GOVERNMENT AGENCY SECURITIES — 2.0%
30,000,000	Federal Home Loan Bank Discount Notes	(f)	10/18/23	29,799,520
	(Cost $29,801,853)
MUNICIPAL BONDS — 0.0%
	Colorado — 0.0%
220,000	City & Cnty of Denver Cnty Arpt Rev	2.24%	11/15/30	184,331
	New York — 0.0%
50,000	Metro Transprtn Auth NY Rev Txbl Green Bond, Ser C2	5.18%	11/15/49	46,319
	Total Municipal Bonds			230,650
	(Cost $270,000)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Wireless Telecommunication Services — 0.0%
15,769	Intelsat Jackson Emergence S.A. (g) (h) (j) (r)	0
	(Cost $527,847)
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
RIGHTS — 0.0%
	Wireless Telecommunication Services — 0.0%
1,648	Intelsat Jackson Holdings S.A., Series A (g) (h) (j) (r)	$0
1,648	Intelsat Jackson Holdings S.A., Series B (g) (h) (j) (r)	0
	Total Rights	0
	(Cost $23)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 9.1%
$55,935,000	U.S. Treasury Bill	(f)	10/12/23	55,597,530
71,995,000	U.S. Treasury Bill	(f)	10/19/23	71,487,075
3,695,000	U.S. Treasury Bill	(f)	11/21/23	3,651,166
4,065,000	U.S. Treasury Bill	(f)	11/28/23	4,012,460
	Total U.S. Treasury Bills			134,748,231
	(Cost $134,786,964)

Shares	Description	Value
MONEY MARKET FUNDS — 3.3%
49,427,050	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (s)	49,427,050
	(Cost $49,427,050)

	Total Investments — 121.7%	1,812,432,863
	(Cost $1,885,388,942)
	Net Other Assets and Liabilities — (21.7)%	(323,535,680)
	Net Assets — 100.0%	$1,488,897,183
Forward Foreign Currency Contracts at August 31, 2023 (See Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 8/31/2023	Sale Value as of 8/31/2023	Unrealized Appreciation (Depreciation)
10/13/2023	Citi	USD	167,578	EUR	152,000	$167,578	$165,169	$2,409
10/13/2023	Citi	USD	219,426	EUR	199,000	219,426	216,241	3,185
10/13/2023	Citi	USD	574,340	EUR	527,000	574,340	572,659	1,681
10/13/2023	Citi	USD	290,418	EUR	267,000	290,418	290,133	285
10/13/2023	Citi	USD	12,666,004	EUR	11,599,000	12,666,004	12,603,931	62,073
10/13/2023	Citi	USD	459,799	EUR	420,000	459,799	456,389	3,410
10/13/2023	Citi	USD	2,249,594	GBP	1,752,000	2,249,594	2,219,769	29,825
10/13/2023	Citi	USD	269,036	GBP	210,000	269,036	266,068	2,968
Net Unrealized Appreciation (Depreciation)								$105,836
Futures Contracts at August 31, 2023 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	Long	453	Dec-2023	$92,323,524	$229,822
U.S. 5-Year Treasury Notes	Long	2,226	Dec-2023	238,008,094	1,760,841
Euro-Bobl Futures	Short	8	Dec-2023	(1,019,030)	(4,662)
See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Euro-Bund Futures	Short	24	Dec-2023	$(3,451,622)	$(550)
Euro-Buxl 30 Year Bonds Futures	Short	12	Dec-2023	(1,740,515)	(2,619)
Ultra 10-Year U.S. Treasury Notes	Short	1,426	Dec-2023	(165,571,969)	(1,929,780)
Ultra U.S. Treasury Bond Futures	Short	470	Dec-2023	(60,850,312)	(932,096)
				$97,698,170	$(879,044)
Interest Rate Swap Agreements at August 31, 2023 (See Note 2E - Swap Agreements in the Notes to Financial Statements):

Counterparty	Floating Rate	Expiration Date	Notional Value	Fixed Rate	Unrealized Appreciation (Depreciation)/ Value
Barclay Bank PLC	SOFR(1)	12/20/2053	$3,279,000	3.520%(1)	$(17,155)

(1)	The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 12/20/2023 and no interest is being accrued until that date.

(a)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2023, securities noted as such amounted to $617,855,390 or
41.5% of net assets.

(c)	Step-up security. A security where the coupon increases or steps up at a predetermined date. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.
(d)	Floating or variable rate security.
(e)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(f)	Zero coupon security.
(g)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
August 31, 2023, securities noted as such are valued at $2,349,818 or 0.2% of net assets.

(h)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(i)	Inverse floating rate security.
(j)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2J - Mortgage Dollar Rolls in the Notes to Financial Statements).
(l)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(m)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(n)	Perpetual maturity.
(o)	This issuer is in default.
(p)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(q)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note2K - Restricted Securities in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
(r)	Non-income producing security.
(s)	Rate shown reflects yield as of August 31, 2023.

Abbreviations throughout the Portfolio of Investments:
Citi	– Citibank N.A.
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
GBP	– British Pound Sterling
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
LIBOR	– London Interbank Offered Rate
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
TBA	– To-Be-Announced Security
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$363,037,424	$—	$363,037,424	$—
Asset-Backed Securities	361,113,584	—	360,582,414	531,170
U.S. Government Agency Mortgage-Backed Securities	317,415,135	—	317,415,135	—
Corporate Bonds and Notes*	290,829,733	—	290,829,733	—
Foreign Corporate Bonds and Notes:
Telecommunications	3,750,173	—	3,750,173	— **
Other Industry Categories*	105,012,573	—	105,012,573	—
U.S. Government Bonds and Notes	107,361,982	—	107,361,982	—
Foreign Sovereign Bonds and Notes***	49,706,808	—	49,706,808	—
U.S. Government Agency Securities	29,799,520	—	29,799,520	—
Municipal Bonds****	230,650	—	230,650	—
Common Stocks*	— **	—	—	— **
Rights*	— **	—	—	— **
U.S. Treasury Bills	134,748,231	—	134,748,231	—
Money Market Funds	49,427,050	49,427,050	—	—
Total Investments	1,812,432,863	49,427,050	1,762,474,643	531,170
Forward Foreign Currency Contracts	105,836	—	105,836	—
Futures Contracts*****	1,990,663	1,990,663	—	—
Total	$1,814,529,362	$51,417,713	$1,762,580,479	$531,170

See Notes to Financial Statements

First Trust TCW Unconstrained Plus Bond ETF (UCON)
Portfolio of Investments (Continued)
August 31, 2023
LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts*****	$(2,869,707)	$(2,869,707)	$—	$—
Interest Rate Swap Agreements	(17,155)	—	(17,155)	—
Total	$(2,886,862)	$(2,869,707)	$(17,155)	$—

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
***	See Portfolio of Investments for country breakout.
****	See Portfolio of Investments for state breakout.
*****
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments
August 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 70.0%
	Collateralized Mortgage Obligations — 4.8%
	Federal Home Loan Mortgage Corporation
$17,934	Series 2005-3071, Class TF, 30 Day Average SOFR + 0.41% (a)	5.60%	04/15/35	$17,876
32,908	Series 2010-3778, Class L	3.50%	12/15/25	32,118
91,096	Series 2017-360, Class 250	2.50%	11/15/47	81,464
40,711	Series 2020-4993, Class OP, PO	(b)	10/25/58	37,046
925,000	Series 2022-5210, Class LB	3.00%	08/25/50	687,868
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
652,685	Series 2021-HQA1, Class M2, 30 Day Average SOFR + 2.25% (a) (c)	7.54%	08/25/33	645,868
550,000	Series 2022-DNA1, Class M1B, 30 Day Average SOFR + 1.85% (a) (c)	7.14%	01/25/42	540,615
	Federal National Mortgage Association
103,339	Series 2006-56, Class FE, 30 Day Average SOFR + 0.54% (a)	5.83%	07/25/36	102,085
81,478	Series 2011-47, Class GF, 30 Day Average SOFR + 0.68% (a)	5.97%	06/25/41	80,261
106,270	Series 2018-50, Class BA	3.00%	07/25/48	93,827
4,323	Series 2018-86, Class JA	4.00%	05/25/47	4,131
75,174	Series 2019-67, Class FE, 30 Day Average SOFR + 0.56% (a)	5.85%	11/25/49	72,205
1,452,431	Series 2019-68, Class US, IO, 30 Day Average SOFR ×-1+ 5.89% (d)	0.60%	11/25/49	150,583
	Government National Mortgage Association
1,210,153	Series 2012-34, Class SA, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.05% (d)	0.62%	03/20/42	117,207
1,784,765	Series 2013-25, Class SA, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.20% (d)	0.77%	02/20/43	177,167
757,577	Series 2014-57, Class PS, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.20% (d)	0.77%	04/20/44	77,859
400,000	Series 2023-113, Class FD, 30 Day Average SOFR + 1.35% (a)	6.42%	08/20/53	401,011
400,000	Series 2023-116, Class FL, 30 Day Average SOFR + 1.15% (a)	6.33%	08/20/53	400,665
				3,719,856
	Commercial Mortgage-Backed Securities — 0.1%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates
1,000,000	Series 2018-K732, Class X3, IO (e)	2.24%	05/25/46	36,232
	FREMF Mortgage Trust
21,686,166	Series 2017-K726, Class X2B, IO (c)	0.10%	07/25/49	12,318
				48,550
	Pass-Through Securities — 65.1%
	Federal Home Loan Mortgage Corporation
48,851	Pool G08681	3.50%	12/01/45	44,578
25,321	Pool G08792	3.50%	12/01/47	23,002
91,370	Pool G60659	3.50%	08/01/46	83,343
109,420	Pool G61748	3.50%	11/01/48	99,860
124,988	Pool G67706	3.50%	12/01/47	114,170
159,763	Pool G67710	3.50%	03/01/48	145,478
1,040,614	Pool QC8921	2.50%	10/01/51	864,885
1,488,148	Pool QD7088	2.00%	02/01/52	1,188,934
695,082	Pool QD8010	2.00%	03/01/52	555,053
579,826	Pool QE8999	4.00%	08/01/52	535,960
303,688	Pool RA5552	3.00%	07/01/51	263,435
1,771,732	Pool RA5855	2.50%	09/01/51	1,472,010
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$1,033,614	Pool RA7659	3.50%	07/01/52	$924,914
717,720	Pool RA7773	4.00%	08/01/52	663,198
108,881	Pool SD0499	3.00%	08/01/50	95,316
1,018,253	Pool SD0956	2.50%	04/01/52	845,448
491,727	Pool SD1382	4.00%	08/01/52	454,321
432,173	Pool SD2190	4.50%	10/01/52	410,032
55,496	Pool SD7502	3.50%	07/01/49	50,804
114,485	Pool SD7511	3.50%	01/01/50	104,182
71,125	Pool SD7513	3.50%	04/01/50	64,768
72,225	Pool ZM1779	3.00%	09/01/46	63,604
	Federal National Mortgage Association
25,939	Pool BE3619	4.00%	05/01/47	24,410
294,420	Pool BQ1163	2.00%	08/01/50	236,015
589,392	Pool BQ1226	2.00%	09/01/50	472,199
691,969	Pool BU9074	2.00%	01/01/52	553,685
68,686	Pool BV4119	2.50%	03/01/52	57,031
1,322,287	Pool BV8463	2.50%	04/01/52	1,097,669
987,107	Pool BV8464	3.00%	04/01/52	851,847
1,360,358	Pool BV8477	3.00%	05/01/52	1,173,980
1,379,673	Pool BV8515	3.00%	05/01/52	1,190,743
666,918	Pool BV9960	4.00%	06/01/52	617,669
356,145	Pool BW1478	4.50%	06/01/52	337,937
324,515	Pool BW6293	4.50%	08/01/52	307,890
554,633	Pool BW9886	4.50%	10/01/52	526,221
213,339	Pool BW9888	4.00%	10/01/52	197,057
50,123	Pool CA0995	3.50%	01/01/48	45,666
550,249	Pool CA5689	3.00%	05/01/50	482,041
1,150,793	Pool CB2411	2.50%	12/01/51	955,745
504,714	Pool CB2430	3.00%	12/01/51	435,651
830,059	Pool CB2610	2.00%	01/01/52	663,182
551,078	Pool CB2802	2.00%	02/01/52	440,215
1,200,286	Pool CB3151	2.00%	03/01/52	958,719
1,075,902	Pool CB3486	3.50%	05/01/52	963,038
118,127	Pool CB4365	3.50%	08/01/52	105,730
63,469	Pool FM2870	3.00%	03/01/50	55,603
1,385,751	Pool FS0139	2.50%	01/01/52	1,156,599
418,921	Pool FS3160	3.00%	06/01/52	361,574
959,824	Pool FS3781	2.00%	11/01/51	768,254
59,850	Pool MA4093	2.00%	08/01/40	50,278
87,568	Pool MA4152	2.00%	10/01/40	73,432
133,969	Pool MA4176	2.00%	11/01/40	112,766
140,754	Pool MA4204	2.00%	12/01/40	118,487
181,921	Pool MA4333	2.00%	05/01/41	152,752
3,625,000	Pool TBA (f)	2.50%	09/15/53	3,003,652
900,000	Pool TBA (f)	3.00%	09/15/53	775,582
1,150,000	Pool TBA (f)	3.50%	09/15/53	1,028,037
1,000,000	Pool TBA (f)	4.00%	09/15/53	923,125
1,875,000	Pool TBA (f)	5.00%	09/15/53	1,818,201
3,025,000	Pool TBA (f)	5.50%	09/15/53	2,986,951
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$3,650,000	Pool TBA (f)	2.00%	10/15/53	$2,910,732
300,000	Pool TBA (f)	3.00%	10/15/53	258,809
300,000	Pool TBA (f)	4.00%	10/15/53	277,219
1,800,000	Pool TBA (f)	4.50%	10/15/53	1,707,891
2,200,000	Pool TBA (f)	5.00%	10/15/53	2,134,387
	Government National Mortgage Association
43,271	Pool MA3873	3.00%	08/20/46	38,719
53,839	Pool MA4382	3.50%	04/20/47	49,651
40,224	Pool MA4778	3.50%	10/20/47	37,047
28,216	Pool MA4779	4.00%	10/20/47	26,717
1,028,594	Pool MA7418	2.50%	06/20/51	876,439
193,796	Pool MA7705	2.50%	11/20/51	165,140
5,450,000	Pool TBA (f)	2.50%	09/15/53	4,637,609
1,925,000	Pool TBA (f)	4.50%	09/15/53	1,834,615
925,000	Pool TBA (f)	5.00%	09/15/53	900,159
				51,002,062
	Total U.S. Government Agency Mortgage-Backed Securities			54,770,468
	(Cost $57,129,656)
MORTGAGE-BACKED SECURITIES (g) — 31.2%
	Collateralized Mortgage Obligations — 19.6%
	Alternative Loan Trust
203,016	Series 2005-16, Class A4, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.91%	06/25/35	177,987
129,557	Series 2007-5CB, Class 1A11	6.00%	04/25/37	73,208
111,565	Series 2007-15CB, Class A5	5.75%	07/25/37	64,105
313,734	Series 2007-HY8C, Class A1, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.75%	09/25/47	274,408
143,820	Series 2007-OA7, Class A1A, 1 Mo. CME Term SOFR + CSA + 0.36% (a)	5.79%	05/25/47	122,792
	American Home Mortgage Assets Trust
98,645	Series 2006-3, Class 1A1, 12 Mo. Treasury Average + 0.97% (a)	5.40%	10/25/46	82,503
	Banc of America Funding Trust
111,443	Series 2007-C, Class 7A1, 1 Mo. CME Term SOFR + CSA + 0.42% (a)	5.85%	05/20/47	99,389
	BCAP LLC Trust
83,694	Series 2006-AA2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.34% (a)	5.77%	01/25/37	78,022
	Bear Stearns ALT-A Trust
520,724	Series 2005-1, Class M2, 1 Mo. CME Term SOFR + CSA + 1.13% (a)	6.55%	01/25/35	485,643
498,593	Series 2006-1, Class 21A2 (e)	4.13%	02/25/36	351,219
	Bear Stearns ARM Trust
134,282	Series 2005-1, Class 2A1 (e)	4.24%	03/25/35	122,273
	CHL Mortgage Pass-Through Trust
191,073	Series 2004-25, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.68% (a)	6.11%	02/25/35	161,391
102,051	Series 2007-20, Class A1	6.50%	01/25/38	49,214
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Collateralized Mortgage Obligations (Continued)
	CIM Trust
$204,512	Series 2021-R3, Class A1A (c)	1.95%	06/25/57	$180,035
450,000	Series 2023-R3, Class A1B (c)	4.50%	01/25/63	296,335
	Citigroup Mortgage Loan Trust
249,289	Series 2009-10, Class 2A2 (c)	7.00%	12/25/35	181,158
	Connecticut Avenue Securities Trust
500,000	Series 2021-R03, Class 1B2, 30 Day Average SOFR + 5.50% (a) (c)	10.79%	12/25/41	494,377
750,000	Series 2021-R03, Class 1M2, 30 Day Average SOFR + 1.65% (a) (c)	6.94%	12/25/41	731,953
	Credit Suisse Mortgage Trust
530,137	Series 2014-8R, Class 3A2 (c) (e)	4.64%	02/27/36	526,446
264,682	Series 2020-RPL2, Class A12 (c)	3.51%	02/25/60	267,250
712,032	Series 2021-RP11 (c)	3.78%	10/25/61	519,211
451,375	Series 2021-RPL4, Class A1 (c)	1.80%	12/27/60	427,029
	CSMCM Trust
25,736	Series 2021-RP11 (c)	3.78%	10/27/61	18,995
	Deutsche Alt-A Securities Mortgage Loan Trust
182,133	Series 2007-3, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.75% (a)	6.18%	10/25/47	141,440
	GreenPoint Mortgage Funding Trust
152,303	Series 2005-AR4, Class G41B, 1 Mo. CME Term SOFR + CSA + 0.20% (a)	5.63%	10/25/45	137,843
	GSR Mortgage Loan Trust
230,538	Series 2006-OA1, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.52% (a)	5.95%	08/25/46	57,926
	IndyMac INDX Mortgage Loan Trust
121,835	Series 2005-AR29, Class A1 (e)	3.58%	01/25/36	100,015
65,945	Series 2006-AR3, Class 2A1A (e)	3.49%	03/25/36	48,198
560,451	Series 2006-AR13, Class A3 (e)	3.83%	07/25/36	406,940
134,070	Series 2006-AR19, Class 5A2 (e)	3.92%	08/25/36	104,530
454,629	Series 2006-AR31, Class A3 (e)	3.43%	11/25/36	419,652
730,538	Series 2007-AR21, Class 6A1 (e)	3.47%	09/25/37	546,825
	Lehman XS Trust
483,498	Series 2006-10N, Class 1A4A, 1 Mo. CME Term SOFR + CSA + 0.60% (a)	6.03%	07/25/46	333,787
169,205	Series 2007-12N, Class 1A3A, 1 Mo. CME Term SOFR + CSA + 0.40% (a)	5.83%	07/25/47	163,020
	LHOME Mortgage Trust
1,275,000	Series 2021-RTL3, Class A1, steps up to 3.36% on 04/25/24 (c) (h)	2.36%	09/25/26	1,234,165
	Luminent Mortgage Trust
882,633	Series 2007-1, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.75%	11/25/36	804,615
	MASTR Adjustable Rate Mortgages Trust
1,055,871	Series 2006-OA2, Class 1A1, 12 Mo. Treasury Average + 0.80% (a)	5.23%	12/25/46	774,141
800,000	Series 2007-HF2, Class A2, 1 Mo. CME Term SOFR + CSA + 1.10% (a)	6.53%	09/25/37	345,674
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Collateralized Mortgage Obligations (Continued)
	RALI Trust
$405,512	Series 2005-QO1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.73%	08/25/35	$303,769
3,222,305	Series 2006-QO2, Class A1, 1 Mo. CME Term SOFR + CSA + 0.44% (a)	5.87%	02/25/46	651,386
184,804	Series 2006-QS7, Class A2	6.00%	06/25/36	142,355
292,105	Series 2007-QH4, Class A1, 1 Mo. CME Term SOFR + CSA + 0.38% (a)	5.81%	05/25/37	259,861
90,749	Series 2007-QS1, Class 1A4	6.00%	01/25/37	69,707
151,173	Series 2007-QS2, Class A4	6.25%	01/25/37	121,515
	RFMSI Trust
541,970	Series 2006-S10, Class 1A1	6.00%	10/25/36	411,738
	Structured Asset Mortgage Investments II Trust
136,063	Series 2005-AR8, Class A2, 12 Mo. Treasury Average + 1.48% (a)	3.91%	02/25/36	116,215
584,375	Series 2006-AR6, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.38% (a)	5.81%	07/25/46	412,355
100,235	Series 2006-AR7, Class A1BG, 1 Mo. CME Term SOFR + CSA + 0.12% (a)	5.55%	08/25/36	86,042
384,544	Series 2007-AR1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.18% (a)	5.61%	01/25/37	345,254
27,674	Series 2007-AR3, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.19% (a)	5.62%	09/25/47	24,728
	WaMu Mortgage Pass-Through Certificates Trust
49,527	Series 2006-AR3, Class A1A, 12 Mo. Treasury Average + 1.00% (a)	3.88%	02/25/46	43,801
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
604,059	Series 2006-AR6, Class 2A, 12 Mo. Treasury Average + 0.96% (a)	5.39%	08/25/46	336,035
735,561	Series 2006-AR10, Class A2A, 1 Mo. CME Term SOFR + CSA + 0.34% (a)	5.77%	12/25/36	602,869
				15,331,344
	Commercial Mortgage-Backed Securities — 11.6%
	BBCMS Mortgage Trust
545,000	Series 2020-BID, Class D, 1 Mo. CME Term SOFR + CSA + 4.63% (a) (c)	10.06%	10/15/37	515,351
	Benchmark Mortgage Trust
117,000	Series 2020-B18, Class AGNF (c)	4.14%	07/15/53	101,907
	BWAY Mortgage Trust
17,489,337	Series 2013-1515, Class XA, IO (c) (e)	0.67%	03/10/33	95,565
	BX Commercial Mortgage Trust
195,483	Series 2021-XL2, Class J, 1 Mo. CME Term SOFR + CSA + 3.89% (a) (c)	9.31%	10/15/38	184,750
	BX Trust
605,000	Series 2021-VIEW, Class B, 1 Mo. CME Term SOFR + CSA + 1.80% (a) (c)	7.22%	06/15/36	566,491
	CAMB Commercial Mortgage Trust
215,000	Series 2019-LIFE, Class G, 1 Mo. CME Term SOFR + CSA + 3.32% (a) (c)	8.68%	12/15/37	208,552
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Citigroup Commercial Mortgage Trust
$50,067	Series 2013-GC15, Class XA, IO (e)	0.73%	09/10/46	$1
4,384,843	Series 2016-P3, Class XA, IO (e)	1.82%	04/15/49	121,112
	COMM Mortgage Trust
938,014	Series 2012-CR4, Class XA, IO (e)	1.29%	10/15/45	9
127,446	Series 2013-LC13, Class XA, IO (e)	0.82%	08/10/46	1
21,159,096	Series 2014-CR14, Class XA, IO (e)	0.65%	02/10/47	4,281
31,159,505	Series 2014-CR16, Class XA, IO (e)	1.09%	04/10/47	89,004
1,250,689	Series 2014-UBS2, Class XA, IO (e)	1.19%	03/10/47	1,062
20,315,859	Series 2014-UBS3, Class XA, IO (e)	1.21%	06/10/47	60,765
11,151,000	Series 2014-UBS3, Class XB, IO (c) (e)	0.42%	06/10/47	16,436
7,000,000	Series 2015-LC21, Class XE, IO (c) (e)	1.22%	07/10/48	124,891
35,000	Series 2020-CX, Class E (c) (e)	2.77%	11/10/46	22,563
	Credit Suisse Mortgage Trust
182,000	Series 2019-UVIL, Class B (c) (e)	3.39%	12/15/41	148,361
801,000	Series 2021-BPNY, Class A, 1 Mo. CME Term SOFR + CSA + 3.71% (a) (c)	9.14%	08/15/26	701,457
	CSAIL Commercial Mortgage Trust
2,624,677	Series 2016-C5, Class XA, IO (e)	1.05%	11/15/48	40,426
	DBUBS Mortgage Trust
120,000	Series 2017-BRBK, Class A (c)	3.45%	10/10/34	109,591
	DROP Mortgage Trust
386,000	Series 2021-FILE, Class B, 1 Mo. CME Term SOFR + CSA + 1.70% (a) (c)	7.12%	10/15/43	336,761
	European Loan Conduit DAC
568,576	Series 36A, Class E, 3 Mo. EURIBOR + 3.35% (EUR) (a) (c)	7.15%	02/17/30	584,526
	Frost CMBS DAC
794,145	Series 2021-1A, Class GBB, SONIA + 1.65% (GBP) (a) (i)	6.87%	11/20/33	957,421
	Grace Trust
1,000,000	Series 2020-GRCE, Class X, IO (c) (e)	0.30%	12/10/40	18,004
	GS Mortgage Securities Trust
113,297	Series 2011-GC5, Class AS (c)	5.21%	08/10/44	106,581
1,402,478	Series 2011-GC5, Class XA, IO (e) (j)	0.09%	08/10/44	14
28,000,181	Series 2015-GC28, Class XA, IO (e)	1.11%	02/10/48	251,013
	JP Morgan Chase Commercial Mortgage Securities Trust
1,425,781	Series 2013-C16, Class XA, IO (e)	0.84%	12/15/46	14
152,004	Series 2013-LC11, Class XA, IO (e)	1.09%	04/15/46	2
12,456,430	Series 2014-C20, Class XA, IO (e)	1.29%	07/15/47	19,648
	JPMBB Commercial Mortgage Securities Trust
801,546	Series 2015-C32, Class XA, IO (e)	1.26%	11/15/48	10,225
	JPMCC Commercial Mortgage Securities Trust
9,975,974	Series 2017-JP5, Class XA, IO (e)	0.96%	03/15/50	209,952
	JPMDB Commercial Mortgage Securities Trust
5,402,804	Series 2016-C2, Class XA, IO (e)	1.63%	06/15/49	157,191
	Last Mile Logistics Pan Euro Finance DAC
706,936	Series 1A, Class E, 3 Mo. EURIBOR + 2.70% (EUR) (a) (c)	6.49%	08/17/33	693,354
	Morgan Stanley Bank of America Merrill Lynch Trust
1,278,565	Series 2013-C13, Class XA, IO (e)	1.02%	11/15/46	13
3,292,262	Series 2014-C14, Class XA, IO (e) (k)	1.05%	02/15/47	33
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (g) (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Morgan Stanley Bank of America Merrill Lynch Trust (Continued)
$9,126,653	Series 2015-C20, Class XA, IO (e)	1.38%	02/15/48	$91,162
29,011,034	Series 2015-C25, Class XA, IO (e)	1.18%	10/15/48	401,057
	MSCG Trust
320,769	Series 2018-SELF, Class F, 1 Mo. CME Term SOFR + CSA + 3.05% (a) (c)	8.41%	10/15/37	314,829
	SFAVE Commercial Mortgage Securities Trust
690,000	Series 2015-5AVE, Class A2A (c) (e)	3.66%	01/05/43	488,374
340,000	Series 2015-5AVE, Class A2B (c) (e)	4.14%	01/05/43	232,739
	SLG Office Trust
385,000	Series 2021-OVA, Class G (c)	2.85%	07/15/41	239,357
	SMRT
105,000,000	Series 2022-MINI, Class XCP, IO (e) (j)	0.00%	01/15/39	110
	UBS-Barclays Commercial Mortgage Trust
451,167	Series 2012-C2, Class XA, IO (c) (e)	0.71%	05/10/63	5
	Wells Fargo Commercial Mortgage Trust
7,918,641	Series 2015-C26, Class XA, IO (e)	1.32%	02/15/48	96,975
13,853,465	Series 2015-C27, Class XA, IO (e)	0.98%	02/15/48	119,658
27,245,721	Series 2015-C28, Class XA, IO (e)	0.71%	05/15/48	188,633
1,817,171	Series 2015-LC22, Class XA, IO (e)	0.90%	09/15/58	21,700
3,573,081	Series 2016-C33, Class XA, IO (e)	1.73%	03/15/59	107,837
5,823,000	Series 2016-C37, Class XEF, IO (c) (e)	1.60%	12/15/49	248,617
	WFRBS Commercial Mortgage Trust
898,221	Series 2014-C22, Class XA, IO (e)	0.92%	09/15/57	4,196
4,799,882	Series 2014-C24, Class XA, IO (e)	0.98%	11/15/47	29,342
24,230,512	Series 2014-LC14, Class XA, IO (e)	1.40%	03/15/47	11,156
				9,053,075
	Total Mortgage-Backed Securities			24,384,419
	(Cost $28,979,525)
ASSET-BACKED SECURITIES — 29.0%
	AMSR Trust
572,000	Series 2020-SFR1, Class F (c)	3.57%	04/17/37	535,714
605,000	Series 2020-SFR3, Class G (c)	4.99%	09/17/37	566,559
	Ares LXII CLO Ltd.
700,000	Series 2021-62A, Class B, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	7.26%	01/25/34	686,511
	Argent Securities Trust
737,760	Series 2006-M1, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.73%	07/25/36	190,042
	Argent Securities, Inc., Asset-Backed Pass-Through Certificates
600,000	Series 2005-W3, Class M2, 1 Mo. CME Term SOFR + CSA + 0.69% (a)	6.12%	11/25/35	513,101
	Boyce Park CLO Ltd.
1,178,571	Series 2022-1A, Class M2, IO (c)	0.00%	04/21/35	52,367
1,100,000	Series 2022-1A, Class SUB (c)	0.00%	04/21/35	810,909
	C-BASS Mortgage Loan Trust
817,920	Series 2007-CB3, Class A3, steps up to 6.23% after Redemption (h)	3.31%	03/25/37	303,892
940,607	Series 2007-CB3, Class A4, steps up to 6.47% after Redemption (h)	3.31%	03/25/37	349,286
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	CIFC Funding Ltd.
$700,000	Series 2022-2A, Class INCB (c)	0.00%	04/19/35	$582,089
	CIM Trust
67,535	Series 2021-NR3, Class A1, steps up to 5.57% on 04/01/24 (c) (h)	2.57%	06/25/57	65,658
	Cologix Data Centers US Issuer LLC
190,000	Series 2021-1A, Class A2 (c)	3.30%	12/26/51	168,575
	CoreVest American Finance Trust
2,464,430	Series 2021-2, Class XA, IO (c) (e)	3.14%	07/15/54	194,082
	Credit-Based Asset Servicing and Securitization LLC
130,142	Series 2007-CB6, Class A1, 1 Mo. CME Term SOFR + CSA + 0.12% (a) (c)	5.55%	07/25/37	83,597
	Dryden CLO Ltd.
315,000	Series 2019-72A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	7.28%	05/15/32	310,107
	Elmwood CLO VI Ltd.
600,000	Series 2020-3A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	7.24%	10/20/34	593,045
	First Franklin Mortgage Loan Trust
565,000	Series 2006-FF7, Class 2A4, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.91%	05/25/36	467,683
	Flexential Issuer
610,000	Series 2021-1A, Class A2 (c)	3.25%	11/27/51	533,848
	Golub Capital Partners CLO L.P.
1,100,000	Series 2021-54A, Class A, 3 Mo. CME Term SOFR + CSA + 1.53% (a) (c)	7.16%	08/05/33	1,082,607
	HSI Asset Securitization Corp. Trust
202,891	Series 2006-WMC1, Class A4, 1 Mo. CME Term SOFR + CSA + 0.50% (a)	5.93%	07/25/36	89,004
	JP Morgan Mortgage Acquisition Trust
1,368,602	Series 2006-WMC2, Class A4, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.73%	07/25/36	585,048
	Long Beach Mortgage Loan Trust
288,381	Series 2006-10, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.75%	11/25/36	90,523
	Madison Park Funding XLV Ltd.
825,000	Series 2020-45A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.70% (a) (c)	7.27%	07/15/34	814,749
	Mastr Asset Backed Securities Trust
1,535,500	Series 2007-HE1, Class A4, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.71%	05/25/37	1,185,489
	Merrill Lynch First Franklin Mortgage Loan Trust
326,262	Series 2007-1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.71%	04/25/37	139,894
620,186	Series 2007-3, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.26% (a)	5.69%	06/25/37	473,954
	Merrill Lynch Mortgage Investors Trust
1,115,399	Series 2006-HE6, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.30% (a)	5.73%	11/25/37	385,939
1,000,000	Series 2006-OPT1, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.91%	08/25/37	778,109
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Morgan Stanley Capital I, Inc., Trust
$15,699	Series 2006-NC2, Class A2D, 1 Mo. CME Term SOFR + CSA + 0.58% (a)	6.01%	02/25/36	$15,382
	Navient Student Loan Trust
320,000	Series 2015-3, Class B, 30 Day Average SOFR + 1.61% (a)	6.90%	10/25/58	300,202
975,000	Series 2019-3A, Class B, 30 Day Average SOFR + 1.66% (a) (c)	6.95%	07/25/68	928,614
	Nelnet Student Loan Trust
353,604	Series 2005-4, Class B, 90 Day Average SOFR + 0.54% (a)	5.51%	09/22/35	309,777
	Oakwood Mortgage Investors, Inc.
659,157	Series 1999-C, Class A2	7.48%	08/15/27	534,338
582,662	Series 2001-C, Class A2	5.92%	06/15/31	58,957
	Ownit Mortgage Loan Trust
627,911	Series 2006-6, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.32% (a)	5.75%	09/25/37	291,410
	Park Avenue Institutional Advisers CLO Ltd.
150,000	Series 2018-1A, Class A2R, 3 Mo. CME Term SOFR + CSA + 1.60% (a) (c)	7.19%	10/20/31	147,663
	PRET LLC
1,023,607	Series 2022-RN1, Class A1, steps up to 6.72% on 02/25/25 (c) (h)	3.72%	07/25/51	992,298
	Progress Residential
1,060,000	Series 2021-SFR1, Class H (c)	5.00%	04/17/38	950,046
	PRPM LLC
1,085,113	Series 2021-11, Class A1, steps up to 5.49% on 11/25/24 (c) (h)	2.49%	11/25/26	1,038,812
995,188	Series 2021-3, Class A1, steps up to 4.87% on 04/25/24 (c) (h)	1.87%	04/25/26	940,444
	Sabey Data Center Issuer LLC
650,000	Series 2020-1, Class A2 (c)	3.81%	04/20/45	619,759
	Saxon Asset Securities Trust
61,804	Series 2005-1, Class M2, 1 Mo. CME Term SOFR + CSA + 0.72% (a)	1.87%	05/25/35	57,814
	Securitized Asset Backed Receivables LLC Trust
47,062	Series 2006-NC2, Class A3, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.91%	03/25/36	45,928
330,177	Series 2007-NC2, Class A2B, 1 Mo. CME Term SOFR + CSA + 0.28% (a)	5.71%	01/25/37	284,858
	SLM Student Loan Trust
65,000	Series 2008-4, Class B, 90 Day Average SOFR + 2.11% (a)	7.17%	04/25/73	62,811
65,000	Series 2008-5, Class B, 90 Day Average SOFR + 2.11% (a)	7.17%	07/25/73	63,026
	Soundview Home Loan Trust
318,133	Series 2007-OPT1, Class 2A2, 1 Mo. CME Term SOFR + CSA + 0.15% (a)	5.58%	06/25/37	211,534
179,997	Series 2007-OPT3, Class 1A1, 1 Mo. CME Term SOFR + CSA + 0.17% (a)	5.60%	08/25/37	151,792
	Specialty Underwriting & Residential Finance Trust
1,143,004	Series 2006-AB3, Class A2C, 1 Mo. CME Term SOFR + CSA + 0.48% (a)	5.91%	09/25/37	792,688
	Stratus CLO Ltd.
925,000	Series 2021-3A, Class SUB (c)	0.00%	12/29/29	518,675
	Structured Asset Securities Corp. Mortgage Loan Trust
41,822	Series 2006-OPT1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.18% (a)	5.61%	04/25/36	40,687
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Textainer Marine Containers VII Ltd.
$73,458	Series 2020-3A, Class A (c)	2.11%	09/20/45	$64,575
	VOYA CLO
175,000	Series 2017-2A, Class A2AR, 3 Mo. CME Term SOFR + CSA + 1.65% (a) (c)	7.22%	06/07/30	173,618
	Wachovia Student Loan Trust
548,613	Series 2006-1, Class B, 90 Day Average SOFR + 0.50% (a) (c)	5.56%	04/25/40	505,903
	Total Asset-Backed Securities			22,733,992
	(Cost $26,050,443)
U.S. GOVERNMENT BONDS AND NOTES — 0.0%
5,000	U.S. Treasury Note	3.88%	08/15/33	4,911
	(Cost $4,912)

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
648,279	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (l)	648,279
	(Cost $648,279)

	Total Investments — 131.0%	102,542,069
	(Cost $112,812,815)
	Net Other Assets and Liabilities — (31.0)%	(24,244,339)
	Net Assets — 100.0%	$78,297,730
Forward Foreign Currency Contracts at August 31, 2023 (See Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 8/31/2023	Sale Value as of 8/31/2023	Unrealized Appreciation (Depreciation)
10/13/2023	Citi	USD	925,775	GBP	721,000	$925,775	$913,501	$12,274
10/13/2023	GSIL	EUR	63,000	USD	68,537	68,458	68,537	(79)
10/13/2023	GSIL	USD	1,316,541	EUR	1,206,000	1,316,541	1,310,487	6,054
Net Unrealized Appreciation (Depreciation)								$18,249
Futures Contracts at August 31, 2023 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	Long	62	Dec-2023	$12,635,891	$24,117
U.S. 5-Year Treasury Notes	Long	62	Dec-2023	6,629,156	43,720
Ultra 10-Year U.S. Treasury Notes	Long	65	Dec-2023	7,547,109	67,060
Ultra U.S. Treasury Bond Futures	Long	9	Dec-2023	1,165,219	34,977
				$27,977,375	$169,874

(a)	Floating or variable rate security.
(b)	Zero coupon security.
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2023, securities noted as such amounted to $26,095,641 or 33.3%
of net assets.

(d)	Inverse floating rate security.
(e)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(f)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2J - Mortgage Dollar Rolls in the Notes to Financial Statements).
(g)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(h)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(i)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(j)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note2K - Restricted Securities in the Notes to Financial Statements).

(k)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(l)	Rate shown reflects yield as of August 31, 2023.

Abbreviations throughout the Portfolio of Investments:
Citi	– Citibank N.A.
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
GSIL	– Goldman Sachs International, London
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
TBA	– To-Be-Announced Security
USD	– United States Dollar
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$54,770,468	$—	$54,770,468	$—
Mortgage-Backed Securities	24,384,419	—	24,384,419	—
Asset-Backed Securities	22,733,992	—	22,733,992	—
U.S. Government Bonds and Notes	4,911	—	4,911	—
Money Market Funds	648,279	648,279	—	—
Total Investments	102,542,069	648,279	101,893,790	—
Forward Foreign Currency Contracts	18,328	—	18,328	—
Futures Contracts*	169,874	169,874	—	—
Total	$102,730,271	$818,153	$101,912,118	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(79)	$—	$(79)	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments
August 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) — 64.8%
	Angola — 1.7%
$200,000	Angolan Government International Bond (b)	8.25%	05/09/28	$175,426
200,000	Angolan Government International Bond (c)	8.00%	11/26/29	165,557
220,000	Angolan Government International Bond (c)	8.75%	04/14/32	181,354
				522,337
	Argentina — 1.6%
605,626	Argentine Republic Government International Bond, steps up to 4.13% on 07/10/2024 (d)	3.63%	07/09/35	179,987
374,969	Argentine Republic Government International Bond, steps up to 5.00% on 07/10/2024 (d)	4.25%	01/09/38	132,133
607,464	Argentine Republic Government International Bond, steps up to 4.88% on 07/10/2029 (d)	3.50%	07/09/41	189,042
				501,162
	Bahrain — 2.5%
200,000	Bahrain Government International Bond (c)	6.75%	09/20/29	200,260
200,000	Bahrain Government International Bond (c)	5.63%	05/18/34	176,498
400,000	Bahrain Government International Bond (b)	7.75%	04/18/35	411,040
				787,798
	Brazil — 1.3%
200,000	Brazilian Government International Bond	3.75%	09/12/31	172,365
250,000	Brazilian Government International Bond	6.00%	10/20/33	243,656
				416,021
	Chile — 1.8%
200,000	Chile Government International Bond	2.75%	01/31/27	186,147
200,000	Chile Government International Bond	4.95%	01/05/36	193,262
199,000	Chile Government International Bond	5.33%	01/05/54	192,288
				571,697
	Colombia — 2.6%
400,000	Colombia Government International Bond	7.50%	02/02/34	398,064
415,000	Colombia Government International Bond	7.38%	09/18/37	403,070
				801,134
	Costa Rica — 0.7%
200,000	Costa Rica Government International Bond (b)	6.55%	04/03/34	201,956
	Dominican Republic — 2.6%
150,000	Dominican Republic International Bond (b)	5.50%	02/22/29	140,612
375,000	Dominican Republic International Bond (b)	4.50%	01/30/30	328,011
250,000	Dominican Republic International Bond (b)	4.88%	09/23/32	212,747
150,000	Dominican Republic International Bond (c)	6.85%	01/27/45	134,784
				816,154
	Ecuador — 1.3%
173,773	Ecuador Government International Bond, steps up to 6.90% on 08/01/2024 (c) (d)	6.00%	07/31/30	85,462
537,746	Ecuador Government International Bond, steps up to 5.50% on 08/01/2024 (b) (d)	3.50%	07/31/35	199,185
340,000	Ecuador Government International Bond, steps up to 5.00% on 07/31/2024 (c) (d)	2.50%	07/31/40	112,478
				397,125
	Egypt — 2.4%
300,000	Egypt Government International Bond (c)	7.60%	03/01/29	193,836
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Egypt (Continued)
$200,000	Egypt Government International Bond (c)	5.88%	02/16/31	$109,468
200,000	Egypt Government International Bond (b)	7.05%	01/15/32	114,581
616,000	Egypt Government International Bond (c)	7.30%	09/30/33	341,947
				759,832
	El Salvador — 1.3%
250,000	El Salvador Government International Bond (c)	6.38%	01/18/27	196,385
140,000	El Salvador Government International Bond (c)	8.25%	04/10/32	107,872
170,000	El Salvador Government International Bond (c)	7.12%	01/20/50	114,750
				419,007
	Gabon — 0.5%
200,000	Gabon Government International Bond (c)	6.63%	02/06/31	145,925
	Ghana — 1.8%
460,000	Ghana Government International Bond (c)	6.38%	02/11/27	201,227
200,000	Ghana Government International Bond (c)	7.75%	04/07/29	86,943
250,000	Ghana Government International Bond (c)	7.63%	05/16/29	108,523
200,000	Ghana Government International Bond (c)	8.63%	04/07/34	88,803
200,000	Ghana Government International Bond (c)	8.88%	05/07/42	83,793
				569,289
	Guatemala — 0.6%
200,000	Guatemala Government Bond (c)	5.25%	08/10/29	190,269
	Hungary — 2.8%
499,000	Hungary Government International Bond (b)	5.25%	06/16/29	489,032
200,000	Hungary Government International Bond (b)	6.75%	09/25/52	203,449
200,000	Magyar Export-Import Bank Zrt (b)	6.13%	12/04/27	199,056
				891,537
	Indonesia — 1.3%
200,000	Indonesia Government International Bond (c)	5.25%	01/17/42	198,206
240,000	Perusahaan Penerbit SBSN Indonesia III (c)	2.55%	06/09/31	201,997
				400,203
	Ivory Coast (Cote d'Ivoire) — 0.5%
190,000	Ivory Coast Government International Bond (EUR) (b)	4.88%	01/30/32	159,211
	Jordan — 1.3%
200,000	Jordan Government International Bond (b)	7.75%	01/15/28	205,650
200,000	Jordan Government International Bond (b)	7.50%	01/13/29	203,404
				409,054
	Kenya — 1.1%
200,000	Republic of Kenya Government International Bond (c)	6.88%	06/24/24	190,452
200,000	Republic of Kenya Government International Bond (c)	6.30%	01/23/34	145,347
				335,799
	Mexico — 3.7%
600,000	Mexico Government International Bond	6.35%	02/09/35	623,807
550,000	Mexico Government International Bond	6.34%	05/04/53	550,389
				1,174,196
	Morocco — 0.6%
200,000	Morocco Government International Bond (b)	5.95%	03/08/28	200,750
	Nigeria — 2.5%
200,000	Nigeria Government International Bond (b)	6.13%	09/28/28	165,570
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Nigeria (Continued)
$370,000	Nigeria Government International Bond (c)	8.38%	03/24/29	$327,335
400,000	Nigeria Government International Bond (b)	7.70%	02/23/38	292,128
				785,033
	Oman — 3.2%
400,000	Oman Government International Bond (c)	6.00%	08/01/29	403,163
393,000	Oman Government International Bond (c)	6.25%	01/25/31	398,584
200,000	Oman Government International Bond (c)	6.75%	01/17/48	194,573
				996,320
	Pakistan — 1.3%
600,000	Pakistan Government International Bond (b)	6.00%	04/08/26	312,913
200,000	Pakistan Government International Bond (c)	6.88%	12/05/27	102,730
				415,643
	Panama — 2.5%
200,000	Panama Government International Bond	3.16%	01/23/30	174,659
550,000	Panama Government International Bond	2.25%	09/29/32	418,761
250,000	Panama Government International Bond	4.50%	04/16/50	187,770
				781,190
	Paraguay — 0.7%
255,000	Paraguay Government International Bond (c)	3.85%	06/28/33	218,125
	Peru — 2.5%
478,000	Peruvian Government International Bond	2.78%	01/23/31	406,346
474,000	Peruvian Government International Bond	3.00%	01/15/34	386,643
				792,989
	Philippines — 2.3%
250,000	Philippine Government International Bond	3.56%	09/29/32	224,223
200,000	Philippine Government International Bond	5.00%	07/17/33	199,750
200,000	Philippine Government International Bond	2.95%	05/05/45	137,537
200,000	Philippine Government International Bond	3.20%	07/06/46	143,118
				704,628
	Poland — 2.4%
220,000	Republic of Poland Government International Bond	5.50%	11/16/27	224,136
335,000	Republic of Poland Government International Bond	4.88%	10/04/33	325,730
197,000	Republic of Poland Government International Bond	5.50%	04/04/53	191,932
				741,798
	Romania — 2.5%
468,000	Romanian Government International Bond (b)	6.63%	02/17/28	484,369
80,000	Romanian Government International Bond (b)	7.13%	01/17/33	84,260
196,000	Romanian Government International Bond (b)	7.63%	01/17/53	211,304
				779,933
	Senegal — 0.4%
190,000	Senegal Government International Bond (EUR) (b)	5.38%	06/08/37	138,116
	South Africa — 1.0%
200,000	Republic of South Africa Government International Bond	5.88%	06/22/30	182,462
200,000	Republic of South Africa Government International Bond	5.65%	09/27/47	142,329
				324,791
	Turkey — 4.4%
200,000	Turkey Government International Bond	4.25%	04/14/26	185,040
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Turkey (Continued)
$200,000	Turkey Government International Bond	9.38%	03/14/29	$207,975
600,000	Turkey Government International Bond	9.38%	01/19/33	628,089
500,000	Turkey Government International Bond	5.75%	05/11/47	357,175
				1,378,279
	Ukraine — 0.7%
200,000	Ukraine Government International Bond (c)	7.75%	09/01/27	57,302
600,000	Ukraine Government International Bond (c)	7.25%	03/15/35	161,034
				218,336
	United Arab Emirates — 2.0%
600,000	Finance Department Government of Sharjah (b)	6.50%	11/23/32	613,979
	Uruguay — 2.0%
663,000	Uruguay Government International Bond	5.10%	06/18/50	639,530
	Zambia — 0.4%
250,000	Zambia Government International Bond (c)	5.38%	09/20/22	123,250
	Total Foreign Sovereign Bonds and Notes			20,322,396
	(Cost $20,405,782)
FOREIGN CORPORATE BONDS AND NOTES (a) — 29.8%
	Banks — 1.2%
200,000	BBVA Bancomer S.A. (c) (e)	5.13%	01/18/33	174,123
200,000	Multibank, Inc. (b)	7.75%	02/03/28	203,306
				377,429
	Building Materials — 0.6%
200,000	Cemex SAB de C.V. (b) (e)	5.13%	(f)	185,733
	Electric — 3.9%
200,000	AES Andes S.A. (c) (e)	7.13%	03/26/79	191,464
260,000	Eskom Holdings SOC Ltd. (c)	6.35%	08/10/28	244,075
200,000	Eskom Holdings SOC Ltd. (c)	8.45%	08/10/28	194,355
200,000	MVM Energetika Zrt	7.50%	06/09/28	203,750
200,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (c)	5.25%	05/15/47	170,551
285,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (c)	4.88%	07/17/49	226,355
				1,230,550
	Energy-Alternate Sources — 0.7%
250,000	India Green Power Holdings (c)	4.00%	02/22/27	221,531
	Investment Companies — 1.8%
270,000	Gaci First Investment Co. (c)	4.88%	02/14/35	255,522
200,000	Gaci First Investment Co. (c)	5.13%	02/14/53	173,851
200,000	MDGH GMTN RSC Ltd., Medium-Term Note (c)	3.40%	06/07/51	143,250
				572,623
	Iron/Steel — 1.1%
200,000	CSN Resources S.A. (c)	4.63%	06/10/31	152,063
200,000	POSCO (b)	5.75%	01/17/28	201,606
				353,669
	Lodging — 0.6%
200,000	MGM China Holdings Ltd. (c)	4.75%	02/01/27	181,156
	Mining — 3.0%
200,000	First Quantum Minerals Ltd. (b)	8.63%	06/01/31	203,774
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (a) (Continued)
	Mining (Continued)
$300,000	Freeport Indonesia PT (b)	5.32%	04/14/32	$280,067
475,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT (b)	5.45%	05/15/30	455,826
				939,667
	Oil & Gas — 11.5%
285,000	Ecopetrol S.A.	8.63%	01/19/29	290,916
135,000	Ecopetrol S.A.	8.88%	01/13/33	136,968
200,000	Empresa Nacional del Petroleo (b)	6.15%	05/10/33	197,796
300,000	Energean Israel Finance Ltd. (b) (c)	5.38%	03/30/28	273,522
1,000,000	KazMunayGas National Co. JSC (b)	4.75%	04/19/27	942,500
115,000	Leviathan Bond Ltd. (b) (c)	6.75%	06/30/30	108,114
200,000	Oil and Gas Holding (The) Co. BSCC (c)	7.50%	10/25/27	204,087
170,000	Petroleos Mexicanos	6.88%	08/04/26	155,367
598,000	Petroleos Mexicanos	6.49%	01/23/27	524,273
200,000	Qatar Energy (c)	2.25%	07/12/31	164,885
850,000	Qatar Energy (c)	3.30%	07/12/51	597,395
				3,595,823
	Pipelines — 4.8%
245,405	Acu Petroleo Luxembourg Sarl (b)	7.50%	01/13/32	223,522
290,000	Galaxy Pipeline Assets Bidco Ltd. (b)	2.63%	03/31/36	230,142
189,970	Galaxy Pipeline Assets Bidco Ltd. (b)	2.94%	09/30/40	150,081
490,000	Greensaif Pipelines Bidco Sarl (b)	6.13%	02/23/38	492,388
400,000	Greensaif Pipelines Bidco Sarl (b)	6.51%	02/23/42	405,800
				1,501,933
	Semiconductors — 0.6%
200,000	SK Hynix, Inc. (b)	6.38%	01/17/28	202,761
	Total Foreign Corporate Bonds and Notes			9,362,875
	(Cost $9,494,142)
CORPORATE BONDS AND NOTES — 3.2%
	Auto Manufacturers — 2.1%
140,000	Hyundai Capital America (b)	5.50%	03/30/26	139,461
170,000	Hyundai Capital America (b)	5.60%	03/30/28	169,227
338,000	Hyundai Capital America (b)	5.70%	06/26/30	332,862
				641,550
	Chemicals — 0.6%
200,000	Sasol Financing USA LLC (b)	8.75%	05/03/29	195,453
	Oil & Gas — 0.5%
200,000	Gran Tierra Energy, Inc. (c)	7.75%	05/23/27	159,147
	Total Corporate Bonds and Notes			996,150
	(Cost $1,031,815)

See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
216,018	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (g)	$216,018
	(Cost $216,018)

	Total Investments — 98.5%	30,897,439
	(Cost $31,147,757)
	Net Other Assets and Liabilities — 1.5%	467,201
	Net Assets — 100.0%	$31,364,640
Credit Default Swap Agreements at August 31, 2023 (See Note 2E - Swap Agreements in the Notes to Financial Statements):

Reference Entity	Protection	Buy/Sell Counterparty	Notional Value	Pay/Receive Fixed Rate	Expiration Date	Value
Markit CDX Emerging Markets Index *	Buy	Barclays Bank PLC	$725,000	1.00%	06/20/2028	$28,823

*	Cost of $36,615

(a)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2023, securities noted as such amounted to $11,340,690 or 36.2%
of net assets.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(e)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(f)	Perpetual maturity.
(g)	Rate shown reflects yield as of August 31, 2023.

Abbreviations throughout the Portfolio of Investments:
EUR	– Euro
See Notes to Financial Statements

First Trust TCW Emerging Markets Debt ETF (EFIX)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$20,322,396	$—	$20,322,396	$—
Foreign Corporate Bonds and Notes**	9,362,875	—	9,362,875	—
Corporate Bonds and Notes**	996,150	—	996,150	—
Money Market Funds	216,018	216,018	—	—
Total Investments	30,897,439	216,018	30,681,421	—
Credit Default Swap Agreements	28,823	—	28,823	—
Total	$30,926,262	$216,018	$30,710,244	$—

*	See Portfolio of Investments for country breakout.
**	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2023

	First Trust TCW Opportunistic Fixed Income ETF (FIXD)	First Trust TCW Unconstrained Plus Bond ETF (UCON)	First Trust TCW Securitized Plus ETF (DEED)	First Trust TCW Emerging Markets Debt ETF (EFIX)
ASSETS:
Investments, at value	$5,429,938,355	$1,812,432,863	$102,542,069	$30,897,439
Swap contracts, at value	—	—	—	28,823
Cash	763,736	222,655	167	—
Cash segregated as collateral for open swap contracts	2,876,061	323,780	—	—
Cash segregated as collateral for open futures contracts	15,001,552	6,824,450	774,998	—
Unrealized appreciation on forward foreign currency contracts	225,254	105,836	18,328	—
Receivables:
Investment securities sold	618,785,733	251,048,426	10,285,382	—
Interest	23,514,378	9,236,546	517,118	462,548
Capital shares sold	19,580,782	4,855,481	—	—
Dividends	703,954	150,683	4,997	1,210
Variation margin	401,217	—	34,125	—
Reclaims	6,736	1,981	4,970	—
Total Assets	6,111,797,758	2,085,202,701	114,182,154	31,390,020

LIABILITIES:
Swap contracts, at value	144,715	17,155	—	—
Unrealized depreciation on forward foreign currency contracts	990	—	79	—
Payables:
Investment securities purchased	1,569,742,917	594,890,389	35,833,553	—
Investment advisory fees	2,415,807	1,053,618	50,792	25,380
Variation margin	—	342,749	—	—
Other liabilities	—	1,607	—	—
Total Liabilities	1,572,304,429	596,305,518	35,884,424	25,380
NET ASSETS	$4,539,493,329	$1,488,897,183	$78,297,730	$31,364,640

NET ASSETS consist of:
Paid-in capital	$5,509,679,008	$1,587,876,948	$121,560,785	$34,749,734
Par value	1,045,500	615,500	37,500	20,500
Accumulated distributable earnings (loss)	(971,231,179)	(99,595,265)	(43,300,555)	(3,405,594)
NET ASSETS	$4,539,493,329	$1,488,897,183	$78,297,730	$31,364,640
NET ASSET VALUE, per share	$43.42	$24.19	$20.88	$15.30
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	104,550,002	61,550,002	3,750,002	2,050,002
Investments, at cost	$5,709,825,720	$1,885,388,942	$112,812,815	$31,147,757
Swap contracts, at cost	$—	$—	$—	$36,615
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2023

	First Trust TCW Opportunistic Fixed Income ETF (FIXD)	First Trust TCW Unconstrained Plus Bond ETF (UCON)	First Trust TCW Securitized Plus ETF (DEED)	First Trust TCW Emerging Markets Debt ETF (EFIX)
INVESTMENT INCOME:
Interest	$153,825,778	$75,567,266	$6,536,549	$1,677,080
Dividends	5,426,260	1,253,315	119,348	21,207
Total investment income	159,252,038	76,820,581	6,655,897	1,698,287

EXPENSES:
Investment advisory fees	23,729,487	12,043,308	823,820	216,423
Total expenses	23,729,487	12,043,308	823,820	216,423
Less fees waived by the investment advisor	(1,072,857)	(434,101)	(46,874)	(5,784)
Net expenses	22,656,630	11,609,207	776,946	210,639
NET INVESTMENT INCOME (LOSS)	136,595,408	65,211,374	5,878,951	1,487,648

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(249,355,246)	(38,115,814)	(14,203,405)	(1,087,167)
Purchased options contracts	(1,113,442)	—	—	—
Written options contracts	1,053,959	—	—	—
Futures contracts	(40,655,259)	17,808,623	(1,792,659)	—
Forward foreign currency contracts	(282,080)	(104,978)	34,398	(41,004)
Swap contracts	(19,753,156)	(3,303,626)	—	342
Foreign currency transactions	25,058	17,870	(51,883)	(1,813)
Net realized gain (loss)	(310,080,166)	(23,697,925)	(16,013,549)	(1,129,642)
Net change in unrealized appreciation (depreciation) on:
Investments	37,958,481	2,819,206	2,381,446	784,972
Purchased options contracts	1,100,623	—	—	—
Written options contracts	(1,034,052)	—	—	—
Futures contracts	4,013,457	(1,717,442)	304,162	—
Forward foreign currency contracts	(38,366)	(28,157)	(134,064)	—
Swap contracts	17,131,761	2,709,615	—	(7,792)
Foreign currency translation	(358)	1,673	671	(36)
Net change in unrealized appreciation (depreciation)	59,131,546	3,784,895	2,552,215	777,144
NET REALIZED AND UNREALIZED GAIN (LOSS)	(250,948,620)	(19,913,030)	(13,461,334)	(352,498)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(114,353,212)	$45,298,344	$(7,582,383)	$1,135,150
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust TCW Opportunistic Fixed Income ETF (FIXD)		First Trust TCW Unconstrained Plus Bond ETF (UCON)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$136,595,408	$80,469,634	$65,211,374	$23,333,968
Net realized gain (loss)	(310,080,166)	(340,923,588)	(23,697,925)	(3,190,864)
Net change in unrealized appreciation (depreciation)	59,131,546	(392,335,084)	3,784,895	(83,166,440)
Net increase (decrease) in net assets resulting from operations	(114,353,212)	(652,789,038)	45,298,344	(63,023,336)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(145,560,753)	(82,614,627)	(66,620,002)	(21,248,341)
Return of capital	—	—	—	—
Total distributions to shareholders	(145,560,753)	(82,614,627)	(66,620,002)	(21,248,341)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,725,247,082	394,188,882	328,149,848	775,430,197
Cost of shares redeemed	(474,282,766)	(1,408,009,711)	(86,745,545)	(30,661,288)
Net increase (decrease) in net assets resulting from shareholder transactions	1,250,964,316	(1,013,820,829)	241,404,303	744,768,909
Total increase (decrease) in net assets	991,050,351	(1,749,224,494)	220,082,645	660,497,232

NET ASSETS:
Beginning of period	3,548,442,978	5,297,667,472	1,268,814,538	608,317,306
End of period	$4,539,493,329	$3,548,442,978	$1,488,897,183	$1,268,814,538

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	76,850,002	98,150,002	51,650,002	22,900,002
Shares sold	38,500,000	7,900,000	13,500,000	30,000,000
Shares redeemed	(10,800,000)	(29,200,000)	(3,600,000)	(1,250,000)
Shares outstanding, end of period	104,550,002	76,850,002	61,550,002	51,650,002
See Notes to Financial Statements

First Trust TCW Securitized Plus ETF (DEED)		First Trust TCW Emerging Markets Debt ETF (EFIX)
Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022

$5,878,951	$4,606,690	$1,487,648	$515,474
(16,013,549)	(19,754,427)	(1,129,642)	(1,842,757)
2,552,215	(13,529,922)	777,144	(1,096,210)
(7,582,383)	(28,677,659)	1,135,150	(2,423,493)

(4,231,827)	(4,631,176)	(1,483,502)	(549,502)
(816,175)	—	—	—
(5,048,002)	(4,631,176)	(1,483,502)	(549,502)

9,991,372	84,294,818	23,931,095	—
(104,570,582)	(93,022,828)	—	(9,194,901)
(94,579,210)	8,728,010	23,931,095	(9,194,901)
(107,209,595)	(42,036,845)	23,582,743	(12,167,896)

185,507,325	227,544,170	7,781,897	19,949,793
$78,297,730	$185,507,325	$31,364,640	$7,781,897

8,150,002	8,750,002	500,002	1,000,002
450,000	3,250,000	1,550,000	—
(4,850,000)	(3,850,000)	—	(500,000)
3,750,002	8,150,002	2,050,002	500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust TCW Opportunistic Fixed Income ETF (FIXD)

	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$46.17	$53.98	$55.16	$52.97	$49.40
Income from investment operations:
Net investment income (loss)	1.64 (a)	0.88	0.76	1.06	1.39
Net realized and unrealized gain (loss)	(2.64)	(7.76)	(0.34)	2.85	3.63
Total from investment operations	(1.00)	(6.88)	0.42	3.91	5.02
Distributions paid to shareholders from:
Net investment income	(1.75)	(0.93)	(0.81)	(1.12)	(1.45)
Net realized gain	—	—	(0.75)	(0.60)	—
Return of capital	—	—	(0.04)	—	—
Total distributions	(1.75)	(0.93)	(1.60)	(1.72)	(1.45)
Net asset value, end of period	$43.42	$46.17	$53.98	$55.16	$52.97
Total return (b)	(2.15)%	(12.84)%	0.77%	7.57%	10.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,539,493	$3,548,443	$5,297,667	$3,640,505	$900,459
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.62%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	3.72%	1.74%	1.34%	1.61%	2.69%
Portfolio turnover rate (c) (d)	456%	445%	497%	431%	246%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)
The portfolio turnover rate not including mortgage dollar rolls was 290%, 271%, 282%, 270% and 223% for the years ending August 31, 2023,
August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, respectively.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust TCW Unconstrained Plus Bond ETF (UCON)

	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$24.57	$26.56	$26.19	$25.79	$25.12
Income from investment operations:
Net investment income (loss)	1.11 (a)	0.55	0.53	0.75	0.77
Net realized and unrealized gain (loss)	(0.35)	(2.01)	0.52	0.50	0.75
Total from investment operations	0.76	(1.46)	1.05	1.25	1.52
Distributions paid to shareholders from:
Net investment income	(1.14)	(0.52)	(0.51)	(0.85)	(0.81)
Net realized gain	—	(0.01)	(0.17)	—	(0.04)
Total distributions	(1.14)	(0.53)	(0.68)	(0.85)	(0.85)
Net asset value, end of period	$24.19	$24.57	$26.56	$26.19	$25.79
Total return (b)	3.18%	(5.55)%	4.04%	4.97%	6.15%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,488,897	$1,268,815	$608,317	$204,295	$207,606
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net expenses to average net assets	0.82%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	4.60%	2.35%	1.90%	2.88%	3.16%
Portfolio turnover rate (c) (d)	257%	208%	190%	111%	40%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)
The portfolio turnover rate not including mortgage dollar rolls was 33%, 43%, 40%, 67% and 39% for the years ending August 31, 2023,
August 31, 2022, August 31, 2021, August 31, 2020, and August 31, 2019, respectively.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust TCW Securitized Plus ETF (DEED)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$22.76	$26.01	$25.88	$25.00
Income from investment operations:
Net investment income (loss)	1.16 (b)	0.49	0.28	0.08
Net realized and unrealized gain (loss)	(1.98)	(3.28)	0.47	0.87
Total from investment operations	(0.82)	(2.79)	0.75	0.95
Distributions paid to shareholders from:
Net investment income	(0.89)	(0.39)	(0.29)	(0.07)
Net realized gain	—	(0.07)	(0.33)	—
Return of capital	(0.17)	—	—	—
Total distributions	(1.06)	(0.46)	(0.62)	(0.07)
Net asset value, end of period	$20.88	$22.76	$26.01	$25.88
Total return (c)	(3.62)%	(10.87)%	2.93%	3.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$78,298	$185,507	$227,544	$25,877
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75% (d)
Ratio of net expenses to average net assets	0.71%	0.65%	0.65%	0.65% (d)
Ratio of net investment income (loss) to average net assets	5.35%	1.90%	0.98%	0.94% (d)
Portfolio turnover rate (e) (f)	405%	678%	678%	186%

(a)	Inception date is April 29, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The portfolio turnover rate not including mortgage dollar rolls was 93%, 272%, 299% and 21% for the periods ending August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, respectively.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust TCW Emerging Markets Debt ETF (EFIX)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$15.56	$19.95	$20.00
Income from investment operations:
Net investment income (loss)	0.99 (b)	0.70	0.40
Net realized and unrealized gain (loss)	(0.29)	(4.33)	(0.02)
Total from investment operations	0.70	(3.63)	0.38
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.76)	(0.43)
Net asset value, end of period	$15.30	$15.56	$19.95
Total return (c)	4.67%	(18.52)%	1.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$31,365	$7,782	$19,950
Ratio of total expenses to average net assets	0.95%	0.95%	0.95% (d)
Ratio of net expenses to average net assets	0.92%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	6.53%	4.00%	3.75% (d)
Portfolio turnover rate (e)	151%	125%	100%

(a)	Inception date is February 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the four funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust TCW Opportunistic Fixed Income ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “FIXD”)
First Trust TCW Unconstrained Plus Bond ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “UCON”)
First Trust TCW Securitized Plus ETF – (NYSE Arca ticker “DEED”)
First Trust TCW Emerging Markets Debt ETF – (NYSE Arca ticker “EFIX”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. FIXD’s, UCON’s, and DEED’s investment objective is to seek to maximize long-term total return. EFIX’s investment objective is to seek to provide high total return from current income and capital appreciation. Each of FIXD and UCON seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in fixed income securities. DEED seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in securitized debt securities. EFIX seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in debt securities issued or guaranteed by companies, financial institutions and government entities located in emerging market countries.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, municipal securities, capital preferred securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Options on swaps (“swaptions”) are valued by a third-party pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
Shares of open-end funds are valued based on NAV per share.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the instrument trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Swaps are valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
the fundamental business data relating to the borrower/issuer;
 3)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 4)
the type, size and cost of a security;
 5)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 6)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, TCW Investment Management Company LLC’s (“TCW” or the “Sub-Advisor”) or portfolio manager’s analysis, as applicable, or external analysis;
 7)
the information as to any transactions in or offers for the security
 8)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
 9)
the coupon payments;
10)
the quality, value and salability of collateral, if any, securing the security;
11)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
12)
the economic, political and social prospects/developments of the country of issue and the assessment of the country’s government leaders/officials (for sovereign debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”) ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Funds or their investments.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At August 31, 2023, the Funds had no when-issued or delayed-delivery securities. At August 31, 2023, FIXD, UCON, and DEED held $950,192,120, $307,609,312 and $25,196,969, respectively, of forward purchase commitments.
C. Futures Contracts
Each Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” receivable or payable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
D. Forward Foreign Currency Contracts
Each Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. Each Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and a Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, a Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Swap Agreements
Each Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed upon prices, rates, credit event, etc. Payment received or made by the Fund for swaps, if any, are recorded on the Statements of Operations as “Net realized gain (loss) on swap contracts.” When a swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, credit event, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statements of Assets and Liabilities.
FIXD and UCON held interest rate swap agreements at August 31, 2023. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
to the net amount of interest payments that the Fund is contractually obligated to make. The Fund’s maximum interest rate risk to meet its future payments under swap agreements is equal to the total notional amount as shown on the Portfolio of Investments.
EFIX held credit default swap contracts (“CDS”) at August 31, 2023. A fund may enter into credit default swap contracts for investment purposes or to manage credit risk. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.
A CDS can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.
A CDS is marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a CDS sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.
F. Options and Swaptions
FIXD may invest in option contracts to adjust its exposure to interest rate risk. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the Fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the Fund loses an amount equal to the market value of the option written less the premium received.
FIXD and UCON may invest in options on swaps (swaptions), which are transacted over-the-counter (“OTC”) and not on an exchange. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. Each Fund’s maximum equity price risk for purchased options is limited to the premium initially paid.
FIXD may purchase or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
When a Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options contracts purchased, at value” on the Statements of Assets and Liabilities. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes
When a Fund purchases a call or put swaption, the premium paid represents the cost of the call or put swaption, which is included in “Swaptions contracts purchased, at value” on the Statements of Assets and Liabilities and is subsequently adjusted daily to the current

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
market value of the option purchased. Fluctuations in the value of the swaptions are recorded in the Statements of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. If a Fund elects to allow a put swaption to expire, then the interest rate risk for purchased swaptions is limited to the premium initially paid. Any gain or loss on swaptions is included in “Purchased/Written swaptions contracts” on the Statements of Operations.
G. Offsetting on the Statements of Assets and Liabilities
Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
The Funds do not have the right to offset financial assets and financial liabilities related to options and swaptions contracts, forward foreign currency contracts, futures contracts or swap contracts on the Statements of Assets and Liabilities.
H. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in “Net realized gain (loss) on investments” on the Statements of Operations.
I. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on each Fund’s Portfolio of Investments.
J. Mortgage Dollar Rolls
Each Fund may invest, without limitation, in mortgage dollar rolls. The Funds intend to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Funds’ Sub-Advisor. In a mortgage dollar roll, a Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in a Fund.
K. Restricted Securities
FIXD, UCON, and DEED invest in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of August 31, 2023, FIXD, UCON, and DEED held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. Each Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
FIXD
Intelsat Jackson Holdings S.A., 8.50%, 10/15/2024	2/25/2022	$3,860,000	$0.00	$0	$0	0.00%
Intelsat Jackson Holdings S.A., 9.75%, 07/15/2025	2/25/2022	390,000	0.00	0	0	0.00
				$0	$0	0.00%
UCON
Intelsat Jackson Holdings S.A., 8.50%, 10/15/2024	2/25/2022	750,000	0.00	0	0	0.00
Intelsat Jackson Holdings S.A., 9.75%, 07/15/2025	2/25/2022	303,000	0.00	0	0	0.00
				$0	$0	0.00%
DEED
GS Mortgage Securities Trust, Series 2011-GC5, Class XA, IO, 0.09%, 08/10/2044	5/19/2020	1,402,478	0.00 *	0	14	0.00 **
SMRT, Series 2022-MINI, Class XCP, IO, 0.00%, 01/15/2039	1/24/2022	105,000,000	0.00 *	0	110	0.00 **
				$0	$124	0.00%**

*	Amount is less than $0.01.
**	Amount is less than 0.01%.
L. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust TCW Opportunistic Fixed Income ETF	$145,560,753	$—	$—
First Trust TCW Unconstrained Plus Bond ETF	66,620,002	—	—
First Trust TCW Securitized Plus ETF	4,231,827	—	816,175
First Trust TCW Emerging Markets Debt ETF	1,483,502	—	—
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust TCW Opportunistic Fixed Income ETF	$88,246,752	$—	$—
First Trust TCW Unconstrained Plus Bond ETF	21,039,193	209,148	—
First Trust TCW Securitized Plus ETF	4,631,176	—	—
First Trust TCW Emerging Markets Debt ETF	549,502	—	—
As of August 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust TCW Opportunistic Fixed Income ETF	$3,532,151	$(679,160,951)	$(295,602,379)
First Trust TCW Unconstrained Plus Bond ETF	2,786,750	(28,758,103)	(73,623,912)
First Trust TCW Securitized Plus ETF	—	(35,512,224)	(7,788,331)
First Trust TCW Emerging Markets Debt ETF	(49,295)	(2,989,368)	(366,931)
M. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FIXD, UCON, and DEED, the taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. For EFIX, the taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Non-Expiring Capital Loss Carryforwards
First Trust TCW Opportunistic Fixed Income ETF	$679,160,951
First Trust TCW Unconstrained Plus Bond ETF	28,758,103
First Trust TCW Securitized Plus ETF	35,512,224
First Trust TCW Emerging Markets Debt ETF	2,989,368
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2023, the following Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:

Qualified Late Year Losses
	Ordinary Losses	Capital Losses
First Trust TCW Opportunistic Fixed Income ETF	$—	$—
First Trust TCW Unconstrained Plus Bond ETF	—	—
First Trust TCW Securitized Plus ETF	—	—
First Trust TCW Emerging Markets Debt ETF	38,096	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust TCW Opportunistic Fixed Income ETF	$11,973,580	$(11,973,580)	$—
First Trust TCW Unconstrained Plus Bond ETF	2,947,481	(2,947,481)	—
First Trust TCW Securitized Plus ETF	(694,715)	694,715	—
First Trust TCW Emerging Markets Debt ETF	(26,614)	26,614	—
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust TCW Opportunistic Fixed Income ETF	$5,729,148,242	$24,917,613	$(320,518,168)	$(295,600,555)
First Trust TCW Unconstrained Plus Bond ETF	1,885,267,091	15,219,387	(88,843,978)	(73,624,591)
First Trust TCW Securitized Plus ETF	110,518,397	421,033	(8,209,238)	(7,788,205)
First Trust TCW Emerging Markets Debt ETF	31,256,542	504,704	(871,599)	(366,895)
N. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
TCW serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and TCW, First Trust will supervise TCW and its management of the investment of each Fund’s assets and will pay TCW for its services as the Funds’ sub-advisor. TCW receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to TCW will be reduced to reflect the reduction in the Advisor’s management fee. First Trust will also be responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective November 1, 2022, the unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net asset (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FIXD	UCON	DEED	EFIX
Fund net assets up to and including $2.5 billion	0.65000%	0.85000%	0.75000%	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.82875%	0.73125%	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.80750%	0.71250%	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.78625%	0.69375%	0.87875%
Fund net assets greater than $10 billion	0.58500%	0.76500%	0.67500%	0.85500%
Prior to November 1, 2022, FIXD, UCON, DEED, and EFIX each paid First Trust an annual unitary management fee equal to 0.65%, 0.85%, 0.75%, and 0.95%, respectively, of its average daily net assets.
Pursuant to a contractual agreement, First Trust agreed to waive management fees of 0.10% of average daily net assets until December 31, 2022 for FIXD, UCON, and DEED and February 10, 2023 for EFIX. The contractual agreement terminated and was not renewed. During the year ended August 31, 2023, the Advisor waived fees of $1,072,857, $434,101, $46,874, and $5,784, for FIXD, UCON, DEED, and EFIX, respectively. During any period in which First Trust waived fees, the Funds were not eligible for any break point discounts described above.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2023, the cost of purchases and proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust TCW Opportunistic Fixed Income ETF
U.S. Government securities	$19,973,652,487	$18,851,462,776
Non-U.S. Government securities	793,726,233	647,334,694
First Trust TCW Unconstrained Plus Bond ETF
U.S. Government securities	3,437,639,949	3,190,778,007
Non-U.S. Government securities	580,954,659	363,330,450
First Trust TCW Securitized Plus ETF
U.S. Government securities	599,554,770	683,650,071
Non-U.S. Government securities	507,670	48,803,845
First Trust TCW Emerging Markets Debt ETF
U.S. Government securities	—	—
Non-U.S. Government securities	57,583,843	34,300,602
For the fiscal year ended August 31, 2023, the Funds had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FIXD
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$225,254	Unrealized depreciation on forward foreign currency contracts	$990
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	4,038,971	Unrealized depreciation on futures contracts*	509,188
Swap contracts	Interest Rate Risk	Swap contracts, at value	—	Swap contracts, at value	144,715
UCON
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	105,836	Unrealized depreciation on forward foreign currency contracts	—
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	1,990,663	Unrealized depreciation on futures contracts*	2,869,707
Swap contracts	Interest Rate Risk	Swap contracts, at value	—	Swap contracts, at value	17,155
DEED
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	18,328	Unrealized depreciation on forward foreign currency contracts	79
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	169,874	Unrealized depreciation on futures contracts*	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
EFIX
Swap contracts	Credit Risk	Swap contracts, at value	$28,823	Swap contracts, at value	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in each Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2023, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FIXD	UCON	DEED	EFIX
Credit Risk Exposure
Net realized gain (loss) on swap contracts	$—	$—	$—	$342
Net change in unrealized appreciation (depreciation) on swap contracts	—	—	—	(7,792)
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	(282,080)	(104,978)	34,398	(41,004)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(38,366)	(28,157)	(134,064)	—
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	(1,113,442)	—	—	—
Written options contracts	1,053,959	—	—	—
Futures contracts	(40,655,259)	17,808,623	(1,792,659)	—
Swap contracts	(19,753,156)	(3,303,626)	—	—
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	1,100,623	—	—	—
Written options contracts	(1,034,052)	—	—	—
Futures contracts	4,013,457	(1,717,442)	304,162	—
Swap contracts	17,131,761	2,709,615	—	—
FIXD
During the fiscal year ended August 31, 2023, the premiums for purchased options contracts opened were $0 and the premiums for purchased options contracts closed, exercised and expired were $1,113,442.
During the fiscal year ended August 31, 2023, the premiums for written options contracts opened were $0 and the premiums for written options contracts closed, exercised and expired were $1,053,958.
During the fiscal year ended August 31, 2023, the notional value of forward foreign currency contracts opened and closed were $138,656,768 and $110,357,898, respectively.
During the fiscal year ended August 31, 2023, the notional value of futures contracts opened and closed were $6,755,975,205 and $5,919,579,127, respectively.
For the fiscal year ended August 31, 2023, the average volume of interest rate swaps was $341,184,192.
UCON
During the fiscal year ended August 31, 2023, the notional value of forward foreign currency contracts opened and closed were $42,228,202 and $904,754, respectively.
During the fiscal year ended August 31, 2023, the notional value of futures contracts opened and closed were $3,591,666,841 and $3,437,986,536, respectively.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
For the fiscal year ended August 31, 2023, the average volume of interest rate swaps was $49,900,362.
DEED
During the fiscal year ended August 31, 2023, the notional value of forward foreign currency contracts opened and closed were $8,493,847 and $9,774,518, respectively.
During the fiscal year ended August 31, 2023, the notional value of futures contracts opened and closed were $219,837,568 and $234,441,725, respectively.
EFIX
During the fiscal year ended August 31, 2023, the notional value of forward foreign currency contracts opened and closed were $4,245,865 and $4,245,865, respectively.
For the fiscal year ended August 31, 2023, the average volume of credit default swaps was $725,000.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters
By operation of law, DEED now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust TCW Opportunistic Fixed Income ETF, First Trust TCW Unconstrained Plus Bond ETF, First Trust TCW Securitized Plus ETF, and First Trust TCW Emerging Markets Debt ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust TCW Opportunistic Fixed Income ETF	For the years ended August 31, 2023, 2022, 2021, 2020, and 2019
First Trust TCW Unconstrained Plus Bond ETF	For the years ended August 31, 2023, 2022, 2021, 2020, and 2019
First Trust TCW Securitized Plus ETF	For the years ended August 31, 2023, 2022, 2021 and for the period from April 29, 2020 (commencement of investment operations) through August 31, 2020
First Trust TCW Emerging Markets Debt ETF	For the years ended August 31, 2023, 2022 and for the period from February 17, 2021 (commencement of investment operations) through August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 25, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders for the taxable year ended August 31, 2023 that were properly designated by each Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distribution made by each Fund during the fiscal year ended August 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $2,615,530. This figure is comprised of $101,395 paid (or to be paid) in fixed compensation and $2,514,135 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $1,379,438 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,236,092 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and TCW Investment Management Company LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Unconstrained Plus Bond ETF (UCON)
First Trust TCW Securitized Plus ETF (DEED)
First Trust TCW Emerging Markets Debt ETF (EFIX)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the June 4–5, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management teams. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board considered that, to the extent EFIX invests in underlying funds that are other funds in the First Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by EFIX related to EFIX’s assets invested in the affiliated underlying funds. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for one or more periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that EFIX outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022; that FIXD underperformed its Performance Universe median and benchmark index for the one-, three- and five-

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
year periods ended December 31, 2022; that DEED underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022; and that UCON outperformed its Performance Universe median for the one- and three-year periods ended December 31, 2022 and underperformed its benchmark index for the one- and three-year periods ended December 31, 2022. The Board noted the Advisor’s discussion of FIXD’s performance at the April 17, 2023 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor believes economies of scale in managing fixed-income portfolios are limited, that the current sub-advisory fees appropriately reflect economies of scale, and that the Sub-Advisor continues to add resources commensurate with and often ahead of the demands of its business. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that the Sub-Advisor does not accrue any ancillary or indirect benefits due to its relationship with the Funds, and that the Sub-Advisor’s U.S./Developed Markets and Emerging Markets Fixed Income teams do not enter into soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
TCW Investment Management Company LLC

865 South Figueroa Street
Los Angeles, CA 90017
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)
FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)
FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)
FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)
FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)
FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)
FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)
FT Cboe Vest Buffered Allocation Growth ETF (BUFG)

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub- Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VIII
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the “Funds”), which contains detailed information about the Funds for the twelve months ended August 31, 2023.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - January (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 19.04% (before fees, expenses and taxes) and 18.19% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from January 23, 2023 to January 19, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FJAN.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (1/15/21) to 8/31/23	Inception (1/15/21) to 8/31/23
Fund Performance
NAV	16.45%	8.98%	25.32%
Market Price	16.55%	8.98%	25.32%
Index Performance
S&P 500® Index - Price Return	13.97%	7.06%	19.62%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
January 15, 2021 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,532
$11,962
1/15/21
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - January
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to January 23, 2023, the Fund’s investment objective included an upside cap of 14.20% (before fees, expenses and taxes) and 13.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of January 24, 2022 to January 20, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - January (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.70% (before fees, expenses and taxes) and 13.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from January 23, 2023 to January 19, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DJAN.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (1/15/21) to 8/31/23	Inception (1/15/21) to 8/31/23
Fund Performance
NAV	7.97%	3.85%	10.41%
Market Price	7.67%	3.76%	10.18%
Index Performance
S&P 500® Index - Price Return	13.97%	7.06%	19.62%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
January 15, 2021 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$11,962
$11,041
1/15/21
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - January
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to January 23, 2023, the Fund’s investment objective included an upside cap of 9.03% (before fees, expenses and taxes) and 8.18% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of January 24, 2022 to January 20, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - February (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 19.25% (before fees, expenses and taxes) and 18.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from February 21, 2023 to February 16, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FFEB.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (2/21/20) to 8/31/23	Inception (2/21/20) to 8/31/23
Fund Performance
NAV	13.79%	8.07%	31.49%
Market Price	13.99%	8.07%	31.49%
Index Performance
S&P 500® Index - Price Return	13.97%	8.90%	35.05%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
February 21, 2020 - August 31, 2023

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
2/21/20
2/28/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$13,505
$13,149
FT Cboe Vest U.S. Equity Buffer ETF - February
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to February 21, 2023, the Fund’s investment objective included an upside cap of 14.25% (before fees, expenses and taxes) and 13.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of February 22, 2022 to February 17, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - February (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.97% (before fees, expenses and taxes) and 14.12% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from February 21, 2023 to February 16, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DFEB.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (2/21/20) to 8/31/23	Inception (2/21/20) to 8/31/23
Fund Performance
NAV	5.68%	4.55%	16.98%
Market Price	5.58%	4.47%	16.66%
Index Performance
S&P 500® Index - Price Return	13.97%	8.90%	35.05%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
February 21, 2020 - August 31, 2023
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$13,505
$11,698
2/21/20
2/28/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - February
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to February 21, 2023, the Fund’s investment objective included an upside cap of 9.30% (before fees, expenses and taxes) and 8.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of February 22, 2022 to February 17, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - March (the “Fund”) is to seek to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 19.35% (before fees and expenses) and 18.50% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees and expenses) of Underlying ETF losses, over the period from March 20, 2023 to March 15, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FMAR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (3/19/21) to 8/31/23	Inception (3/19/21) to 8/31/23
Fund Performance
NAV	15.28%	8.38%	21.82%
Market Price	15.50%	8.40%	21.86%
Index Performance
S&P 500® Index - Price Return	13.97%	5.94%	15.19%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
March 19, 2021 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,182
$11,519
3/19/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - March
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 14.78% (before fees and expenses) and 13.93% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of March 21, 2022 to March 17, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - March (the “Fund”) is to seek to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.36% (before fees and expenses) and 13.51% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees and expenses), over the period from March 20, 2023 to March 15, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DMAR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (3/19/21) to 8/31/23	Inception (3/19/21) to 8/31/23
Fund Performance
NAV	7.74%	4.16%	10.51%
Market Price	7.41%	4.05%	10.24%
Index Performance
S&P 500® Index - Price Return	13.97%	5.94%	15.19%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
March 19, 2021 - August 31, 2023
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
3/19/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$11,519
$11,051
FT Cboe Vest U.S. Equity Deep Buffer ETF - March
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 10.02% (before fees and expenses) and 9.17% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of March 21, 2022 to March 17, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - April (the “Fund”) is to seek to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 18.48% (before fees and expenses) and 17.63% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from April 24, 2023 to April 19, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FAPR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (4/16/21) to 8/31/23	Inception (4/16/21) to 8/31/23
Fund Performance
NAV	13.10%	4.37%	10.69%
Market Price	13.25%	4.35%	10.65%
Index Performance
S&P 500® Index - Price Return	13.97%	3.17%	7.70%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
April 16, 2021 - August 31, 2023
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$11,069
$10,770
4/16/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - April
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to April 24, 2023, the Fund’s investment objective included an upside cap of 16.35% (before fees and expenses) and 15.48% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of April 18, 2022 to April 21, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - April (the “Fund”) is to seek to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.05% (before fees and expenses) and 13.20% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30%, over the period from April 24, 2023 to April 19, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DAPR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (4/16/21) to 8/31/23	Inception (4/16/21) to 8/31/23
Fund Performance
NAV	4.18%	1.50%	3.60%
Market Price	4.06%	1.39%	3.33%
Index Performance
S&P 500® Index - Price Return	13.97%	3.17%	7.70%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
April 16, 2021 - August 31, 2023
$11,000
$10,500
$10,000
$9,500
$9,000
$10,770
$10,360
4/16/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - April
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to April 24, 2023, the Fund’s investment objective included an upside cap of 10.96% (before fees and expenses) and 10.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of April 18, 2022 to April 21, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - May (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 17.65% (before fees, expenses and taxes) and 16.80% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from May 22, 2023 to May 17, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FMAY.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (5/15/20) to 8/31/23	Inception (5/15/20) to 8/31/23
Fund Performance
NAV	10.49%	8.26%	29.89%
Market Price	10.73%	8.26%	29.89%
Index Performance
S&P 500® Index - Price Return	13.97%	14.76%	57.41%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
May 15, 2020 - August 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$15,741
$12,989
5/15/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - May
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to May 22, 2023, the Fund’s investment objective included an upside cap of 20.45% (before fees, expenses and taxes) and 19.60% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of May 23, 2022 to May 19, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - May (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 13.67% (before fees, expenses and taxes) and 12.82% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from May 22, 2023 to May 17, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DMAY.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (5/15/20) to 8/31/23	Inception (5/15/20) to 8/31/23
Fund Performance
NAV	9.90%	4.18%	14.46%
Market Price	9.77%	4.07%	14.07%
Index Performance
S&P 500® Index - Price Return	13.97%	14.76%	57.41%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
May 15, 2020 - August 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$15,741
$11,446
5/15/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - May
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to May 22, 2023, the Fund’s investment objective included an upside cap of 13.93% (before fees, expenses and taxes) and 13.08% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of May 23, 2022 to May 19, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - June (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 18.25% (before fees, expenses and taxes) and 17.39% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June 20, 2023 to June 21, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FJUN.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (6/19/20) to 8/31/23	Inception (6/19/20) to 8/31/23
Fund Performance
NAV	15.71%	10.90%	39.24%
Market Price	15.67%	10.79%	38.81%
Index Performance
S&P 500® Index - Price Return	13.97%	12.44%	45.51%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
June 19, 2020 - August 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$14,551
$13,924
6/19/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - June
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 22.20% (before fees, expenses and taxes) and 21.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of June 21, 2022 to June 16, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - June (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.70% (before fees, expenses and taxes) and 13.84% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from June 20, 2023 to June 21, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DJUN.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (6/19/20) to 8/31/23	Inception (6/19/20) to 8/31/23
Fund Performance
NAV	12.15%	5.94%	20.26%
Market Price	12.56%	5.94%	20.30%
Index Performance
S&P 500® Index - Price Return	13.97%	12.44%	45.51%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
June 19, 2020 - August 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$14,551
$12,026
6/19/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - June
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 15.59% (before fees, expenses and taxes) and 14.74% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of June 21, 2022 to June 16, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - July (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 17.46% (before fees, expenses and taxes) and 16.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from July 24, 2023 to July 19, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FJUL.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (7/17/20) to 8/31/23	Inception (7/17/20) to 8/31/23
Fund Performance
NAV	14.05%	9.04%	31.02%
Market Price	14.47%	9.04%	31.05%
Index Performance
S&P 500® Index - Price Return	13.97%	11.32%	39.78%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
July 17, 2020 - August 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$13,978
$13,102
7/17/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - July
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to July 24, 2023, the Fund’s investment objective included an upside cap of 21.30% (before fees, expenses and taxes) and 20.44% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of July 18, 2022 to July 21, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - July (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.79% (before fees, expenses and taxes) and 13.94% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from July 24, 2023 to July 19, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DJUL.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (7/17/20) to 8/31/23	Inception (7/17/20) to 8/31/23
Fund Performance
NAV	12.34%	4.75%	15.61%
Market Price	12.79%	4.79%	15.74%
Index Performance
S&P 500® Index - Price Return	13.97%	11.32%	39.78%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
July 17, 2020 - August 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$13,978
$11,561
7/17/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - July
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to July 24, 2023, the Fund’s investment objective included an upside cap of 15.02% (before fees, expenses and taxes) and 14.16% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of July 18, 2022 to July 21, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - August (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 18.70% (before fees, expenses and taxes) and 17.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from August 21, 2023 to August 16, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FAUG.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (11/6/19) to 8/31/23	Inception (11/6/19) to 8/31/23
Fund Performance
NAV	9.41%	6.74%	28.31%
Market Price	9.90%	6.76%	28.37%
Index Performance
S&P 500® Index - Price Return	13.97%	10.52%	46.51%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
November 6, 2019 - August 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$14,651
$12,831
11/6/19
2/28/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - August
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to August 21, 2023, the Fund’s investment objective included an upside cap of 20.46% (before fees, expenses and taxes) and 19.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of August 22, 2022 to August 18, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - August (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 15.24% (before fees, expenses and taxes) and 14.39% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from August 21, 2023 to August 16, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DAUG.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (11/6/19) to 8/31/23	Inception (11/6/19) to 8/31/23
Fund Performance
NAV	7.76%	3.27%	13.09%
Market Price	7.85%	3.19%	12.76%
Index Performance
S&P 500® Index - Price Return	13.97%	10.52%	46.51%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
November 6, 2019 - August 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$14,651
$11,309
11/6/19
2/28/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - August
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to August 21, 2023, the Fund’s investment objective included an upside cap of 14.47% (before fees, expenses and taxes) and 13.62% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of August 22, 2022 to August 18, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - September (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 23.41% (before fees, expenses and taxes) and 22.56% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from September 19, 2022 to September 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FSEP.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (9/18/20) to 8/31/23	Inception (9/18/20) to 8/31/23
Fund Performance
NAV	15.34%	9.11%	29.33%
Market Price	15.17%	9.11%	29.33%
Index Performance
S&P 500® Index - Price Return	13.97%	10.93%	35.79%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
September 18, 2020 - August 31, 2023

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$13,579
$12,933
9/18/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - September
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 12.20% (before fees, expenses and taxes) and 11.35%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 20, 2021 to September 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - September (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 16.98% (before fees, expenses and taxes) and 16.13% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from September 19, 2022 to September 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DSEP.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (9/18/20) to 8/31/23	Inception (9/18/20) to 8/31/23
Fund Performance
NAV	14.79%	5.58%	17.37%
Market Price	14.72%	5.56%	17.31%
Index Performance
S&P 500® Index - Price Return	13.97%	10.93%	35.79%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
September 18, 2020 - August 31, 2023
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$13,579
$11,737
9/18/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - September
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 7.43% (before fees, expenses and taxes) and 6.58% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of September 20, 2021 to September 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - October (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 27.12% (before fees, expenses and taxes) and 26.27% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from October 24, 2022 to October 20, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FOCT.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (10/16/20) to 8/31/23	Inception (10/16/20) to 8/31/23
Fund Performance
NAV	16.39%	9.02%	28.16%
Market Price	16.42%	9.02%	28.16%
Index Performance
S&P 500® Index - Price Return	13.97%	9.38%	29.39%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
October 16, 2020 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,939
$12,816
10/16/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - October
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to October 24, 2022, the Fund’s investment objective included an upside cap of 11.70% (before fees, expenses and taxes) and 10.84% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of October 18, 2021 to October 21, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - October (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 19.20% (before fees, expenses and taxes) and 18.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from October 24, 2022 to October 20, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DOCT.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (10/16/20) to 8/31/23	Inception (10/16/20) to 8/31/23
Fund Performance
NAV	16.05%	6.20%	18.88%
Market Price	15.99%	6.17%	18.78%
Index Performance
S&P 500® Index - Price Return	13.97%	9.38%	29.39%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
October 16, 2020 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,939
$11,888
10/16/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - October
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to October 24, 2022, the Fund’s investment objective included an upside cap of 7.22% (before fees, expenses and taxes) and 6.36% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of October 18, 2021 to October 21, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - November (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 23.77% (before fees, expenses and taxes) and 22.92% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from November 21, 2022 to November 17, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FNOV.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (11/15/19) to 8/31/23	Inception (11/15/19) to 8/31/23
Fund Performance
NAV	15.01%	7.95%	33.67%
Market Price	14.78%	7.89%	33.38%
Index Performance
S&P 500® Index - Price Return	13.97%	10.19%	44.45%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
November 15, 2019 - August 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$14,445
$13,367
11/15/19
2/28/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - November
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to November 21, 2022, the Fund’s investment objective included an upside cap of 12.10% (before fees, expenses and taxes) and 11.25%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of November 22, 2021 to November 18, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - November (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 17.19% (before fees, expenses and taxes) and 16.34% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from November 21, 2022 to November 17, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DNOV.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (11/15/19) to 8/31/23	Inception (11/15/19) to 8/31/23
Fund Performance
NAV	12.62%	5.13%	20.92%
Market Price	12.44%	5.09%	20.72%
Index Performance
S&P 500® Index - Price Return	13.97%	10.19%	44.45%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
November 15, 2019 - August 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$14,445
$12,092
11/15/19
2/28/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - November
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to November 21, 2022, the Fund’s investment objective included an upside cap of 7.60% (before fees, expenses and taxes) and 6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of November 22, 2021 to November 18, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - December (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 23.10% (before fees, expenses and taxes) and 22.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from December 19, 2022 to December 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “FDEC.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/18/20) to 8/31/23	Inception (12/18/20) to 8/31/23
Fund Performance
NAV	15.40%	7.25%	20.81%
Market Price	15.37%	7.23%	20.75%
Index Performance
S&P 500® Index - Price Return	13.97%	7.48%	21.52%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
December 18, 2020 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,152
$12,081
12/18/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Buffer ETF - December
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 13.10% (before fees, expenses and taxes) and 12.25%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - December (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 16.68% (before fees, expenses and taxes) and 15.83% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from December 19, 2022 to December 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “DDEC.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/18/20) to 8/31/23	Inception (12/18/20) to 8/31/23
Fund Performance
NAV	12.60%	4.66%	13.08%
Market Price	12.59%	4.67%	13.12%
Index Performance
S&P 500® Index - Price Return	13.97%	7.48%	21.52%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
December 18, 2020 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,152
$11,308
12/18/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Deep Buffer ETF - December
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 8.10% (before fees, expenses and taxes) and 7.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
and an Outcome Period of December 20, 2021 to December 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)
The investment objective of the FT Cboe Vest Buffered Allocation Defensive ETF (the “Fund”) is to seek to provide investors with capital preservation. The Fund seeks to achieve its investment objective by investing in a portfolio of exchange-traded funds that seek to provide investors with returns (before fees and expense) based on the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined upside cap, while providing a defined buffer against losses of SPY over a defined one-year period (the “Underlying ETFs”). Under normal market conditions, the Fund will invest substantially all of its assets in Underlying ETFs. The Fund and each Underlying ETF are advised by First Trust Advisors L.P. and sub-advised by Cboe VestSM Financial LLC. PDR Services, LLC serves as SPY’s sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is provided only by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Fund’s returns may be limited to the caps of the Underlying ETFs. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “BUFT.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (10/26/21) to 8/31/23	Inception (10/26/21) to 8/31/23
Fund Performance
NAV	7.66%	0.22%	0.40%
Market Price	7.83%	0.24%	0.45%
Index Performance
S&P 500® Index - Price Return	13.97%	-0.80%	-1.47%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
October 26, 2021 - August 31, 2023

$10,500
$10,000
$9,500
$9,000
$8,500
$10,040
$9,853
10/26/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest Buffered Allocation Defensive ETF
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Buffered Allocation Growth ETF (BUFG)
The investment objective of the FT Cboe Vest Buffered Allocation Growth ETF (the “Fund”) is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of exchange-traded funds that seek to provide investors with returns (before fees and expense) based on the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined upside cap, while providing a defined buffer against losses of SPY over a defined one-year period (the “Underlying ETFs”). Under normal market conditions, the Fund will invest substantially all of its assets in Underlying ETFs. The Fund and each Underlying ETF are advised by First Trust Advisors L.P. and sub-advised by Cboe VestSM Financial LLC. PDR Services, LLC serves as SPY’s sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is provided only by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund’s returns may be limited to the caps of the Underlying ETFs. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “BUFG.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (10/26/21) to 8/31/23	Inception (10/26/21) to 8/31/23
Fund Performance
NAV	12.28%	1.02%	1.90%
Market Price	12.33%	1.05%	1.95%
Index Performance
S&P 500® Index - Price Return	13.97%	-0.80%	-1.47%
(See Notes to Fund Performance Overview on page 29.)

Performance of a $10,000 Initial Investment
October 26, 2021 - August 31, 2023
$10,500
$10,000
$9,500
$9,000
$8,500
$10,190
$9,853
10/26/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest Buffered Allocation Growth ETF
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to FT Cboe Vest U.S. Equity Buffer - January (“FJAN”), FT Cboe Vest U.S. Equity Deep Buffer ETF - January (“DJAN”), FT Cboe Vest U.S. Equity Buffer ETF - February (“FFEB”), FT Cboe Vest U.S. Equity Deep Buffer ETF - February (“DFEB”), FT Cboe Vest U.S. Equity Buffer - March (“FMAR”), FT Cboe Vest U.S. Equity Deep Buffer ETF - March (“DMAR”), FT Cboe Vest U.S. Equity Buffer ETF - April (“FAPR”), FT Cboe Vest U.S. Equity Deep Buffer - April (“DAPR”), FT Cboe Vest U.S. Equity Buffer - May (“FMAY”), FT Cboe Vest U.S. Equity Deep Buffer ETF - May (“DMAY”), FT Cboe Vest U.S. Equity Buffer ETF - June (“FJUN”), FT Cboe Vest U.S. Equity Deep Buffer ETF - June (“DJUN”), FT Cboe Vest U.S. Equity Buffer - July (“FJUL”), FT Cboe Vest U.S. Equity Deep Buffer ETF - July (“DJUL”), FT Cboe Vest U.S. Equity Buffer ETF - August (“FAUG”), FT Cboe Vest U.S. Equity Deep Buffer - August (“DAUG”), FT Cboe Vest U.S. Equity Buffer - September (“FSEP”), FT Cboe Vest U.S. Equity Deep Buffer ETF - September (“DSEP”), FT Cboe Vest U.S. Equity Buffer ETF - October (“FOCT”), FT Cboe Vest U.S. Equity Deep Buffer ETF - October (“DOCT”), FT Cboe Vest U.S. Equity Buffer - November (“FNOV”), FT Cboe Vest U.S. Equity Deep Buffer ETF - November (“DNOV”), FT Cboe Vest U.S. Equity Buffer ETF - December (“FDEC”), FT Cboe Vest U.S. Equity Deep Buffer - December (“DDEC”), FT Cboe Vest Buffered Allocation Defensive ETF (“BUFT”), and FT Cboe Vest Buffered Allocation Growth ETF (“BUFG”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately $16.3 billion under management or committed to management as of August 31, 2023.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Karan Sood, Managing Director of Cboe Vest
Howard Rubin, Managing Director of Cboe Vest
Commentary
Market Recap
Each of the monthly FT Cboe Vest Target Outcome ETFs (except FMAR, DMAR, FAPR and DAPR) have an investment objective that seeks to provide investors with returns (before fees, expenses, and taxes) that match those of the SPDR® S&P 500® ETF Trust (the “Reference ETF”), up to a predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against a specific level (before fees, expenses and taxes) of losses in the Reference ETF, over a specified time period.
FMAR, DMAR, FAPR and DAPR have an investment objective that seeks to provide investors with returns that match those of the Reference ETF, up to a predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against a specific level (before fees, expenses and taxes) of losses in the Reference ETF, over a specified time period.
BUFT and BUFG are actively managed ETFs that invest in a portfolio of FT Cboe Vest U.S. Equity Target Outcome ETFs (the “Underlying ETFs”). The Underlying ETFs use a “Target Outcome Buffer Strategy” to seek to provide predetermined outcomes based on the price returns (before fees and expenses) of the applicable Reference ETF. The Underlying ETFs provide upside performance potential to a predetermined cap while seeking to provide a defined buffer against losses of the Reference ETF over a defined one-year period. Unlike the Underlying ETFs, the Funds themselves do not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the Funds do not provide any stated buffer against losses. The Funds will likely not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. Each Fund’s returns may be limited to the caps of the Underlying ETFs.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
During the 12-month period ended August 31, 2023 (the “Period”), stock markets generally rallied as central banks, including the U.S. Federal Reserve Bank (the “Fed”), raised interest rates in an attempt to reduce high inflation rates. The subsequent decline in inflation rates, combined with a resilient economy that has avoided recession and looks more likely to have a “soft landing,” encouraged the equity markets.
The S&P 500® Index, the well-known measure of U.S. large-cap stocks, ended the Period up 15.94%. Mid- and small-capitalization stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Index, rose as well, gaining 10.71% and 4.65%, respectively, during the Period. The Nasdaq-100 Index®, a tech-heavy market measure, gained 27.44% during the Period. International markets gained as well, with broad foreign market indices such as MSCI EAFE Index and MSCI Emerging Markets Index rising by 17.92% and 1.25%, respectively, during the Period.
During the Period, the market continued to see substantial variations in returns across the eleven major sectors in the S&P 500® Index. The two best performing sectors were the Information Technology and Communication Services sectors, which gained 33.33% and 25.76%, respectively. The only two sectors to post losses over the Period were the Utility and Real Estate sectors, which lost 12.65% and 8.15%, respectively.
U.S. economic data was generally stronger than expected. Quarterly gross domestic product (“GDP”) reports showed the U.S. economy reversing direction and beginning to grow again after recording two declining quarters in the prior period. The four most recent quarterly reports (third quarter 2022 through second quarter 2023) saw seasonally adjusted annualized rates of 3.2%, 2.6%, 2.0%, and 2.1%, sequentially. A recent Bloomberg survey of economists shows a consensus projection of 2.0% GDP growth for all of 2023 and 0.9% for all of 2024.
The U.S. unemployment rate began the Period at 3.7% (for August 2022) and ended the Period at 3.8% (for August 2023). The rate remained below 4.0% in each of the twelve monthly reports while dropping as low as 3.4%, thus remaining very close to 50 year lows.
U.S inflation levels declined over the Period. The most recent (August 2023) Consumer Price Index report shows year-over-year inflation running at a 3.7% rate, down from 8.3% reported twelve months earlier. Housing prices in the U.S., which had increased dramatically over the last two years, were essentially flat (down just 0.02%) over the current period, based on the S&P CoreLogic Case-Shiller U.S. National Home Price Index. According to this index, home prices fell during the first half of the Period, but then turned upward in the latter half.
The Fed continued the interest rate hike cycle that it initiated in January 2022. Over the Period, the Fed raised the upper bound of its Federal Funds target rate from 2.5% to 5.5%. Interest rate hikes were more aggressive over the first half of the Period, and more muted over the second half. Fed Fund futures prices, as of this writing, suggest that market participants anticipate that the Fed may hike just one more quarter point this year, before reversing direction and cutting rates in 2024.
Market and Fund Outlook
Over the Period, implied volatilities in U.S. equity markets averaged about 25.4%, according to the Cboe S&P 500® 1-Year Volatility Index. This index is derived from option prices and estimates the market’s expectation of S&P 500® Index volatility for the next twelve months. As of the end of the Period, the index stands at 20.1%. For comparison purposes, the historical volatility of the S&P 500® Index since its inception in 1937 has been about 15.7%. We anticipate that implied volatilities will decline slightly over the coming year. Buffer strategies, such as those used in the FT Cboe Vest Funds, generally benefit from declining implied volatilities.
While most fixed income securities have seen their nominal yields increase during the Period, many still have relatively low real yields (i.e., nominal yield less the inflation rate.)  This continues to be a headwind for future fixed income returns. Because of this, many investors continue to reallocate away from fixed income investments.
The FT Cboe Vest Funds are an alternative that these investors should consider. The FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY), while limiting the investor’s participation in larger upside moves in the Reference ETF. In the current low real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed income investments.
Performance Analysis
The following table provides information pertaining to recent caps (as applicable) and performance for the Period for each Fund.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Each Fund’s cap (as applicable) is reset at the Fund’s annual reset date. The table shows the caps that were in effect both at the beginning of the Period and after the annual reset date if it occurred within the Period. Both of these caps are shown pre- and post- expenses.
Each Fund’s performance may be impacted by a number of factors. These factors include changes in each of:the level of the Reference ETF, the Reference ETF’s dividends, interest rates, implied volatility, and time to option expiration. Generally, changes in the level of the Reference ETF are the primary factor, but the other factors can also contribute significantly to Fund performance. Additionally, fees and expenses will impact Fund performance.

Fund Ticker	FJAN	DJAN	FFEB	DFEB	FMAR	DMAR	FAPR
Annual Expense Ratio	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Reporting Period Start Date	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	14.20%	9.03%	14.25%	9.30%	14.78%	10.02%	16.35%
Cap Prior to Annual Reset (post-expenses)	13.35%	8.18%	13.40%	8.45%	13.93%	9.17%	15.48%
Reset Date (prior to 8/31/23)	1/20/23	1/20/23	2/17/23	2/17/23	3/17/23	3/17/23	4/21/23
New Cap on Annual Reset Date (pre-expenses)	19.04%	14.70%	19.25%	14.97%	19.35%	14.36%	18.48%
New Cap on Annual Reset Date (post-expenses)	18.19%	13.85%	18.40%	14.12%	18.50%	13.51%	17.63%

PERFORMANCE (8/31/22 to 8/31/23):
Fund Performance (using NAVs)	16.45%	7.97%	13.79%	5.68%	15.28%	7.74%	13.10%
Fund Performance (using Market Price)	16.55%	7.67%	13.99%	5.58%	15.50%	7.41%	13.25%
Reference Asset Price Return	13.96%	13.96%	13.96%	13.96%	13.96%	13.96%	13.96%

Fund Ticker	DAPR	FMAY	DMAY	FJUN	DJUN	FJUL	DJUL
Annual Expense Ratio	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Reporting Period Start Date	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	10.96%	20.45%	13.93%	22.20%	15.59%	21.30%	15.02%
Cap Prior to Annual Reset (post-expenses)	10.09%	19.60%	13.08%	21.35%	14.74%	20.44%	14.16%
Reset Date (prior to 8/31/23)	4/21/23	5/19/23	5/19/23	6/16/23	6/16/23	7/21/23	7/21/23
New Cap on Annual Reset Date (pre-expenses)	14.05%	17.65%	13.67%	18.25%	14.70%	17.46%	14.79%
New Cap on Annual Reset Date (post-expenses)	13.20%	16.80%	12.82%	17.39%	13.84%	16.61%	13.94%

PERFORMANCE (8/31/22 to 8/31/23):
Fund Performance (using NAVs)	4.18%	10.49%	9.90%	15.71%	12.15%	14.05%	12.34%
Fund Performance (using Market Price)	4.06%	10.73%	9.77%	15.67%	12.56%	14.47%	12.79%
Reference Asset Price Return	13.96%	13.96%	13.96%	13.96%	13.96%	13.96%	13.96%

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Fund Ticker	FAUG	DAUG	FSEP	DSEP	FOCT	DOCT	FNOV
Annual Expense Ratio	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Reporting Period Start Date	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	20.46%	14.47%	12.20%	7.43%	11.70%	7.22%	12.10%
Cap Prior to Annual Reset (post-expenses)	19.61%	13.62%	11.35%	6.58%	10.84%	6.36%	11.25%
Reset Date (prior to 8/31/23)	8/18/23	8/18/23	9/16/22	9/16/22	10/21/22	10/21/22	11/18/22
New Cap on Annual Reset Date (pre-expenses)	18.70%	15.24%	23.41%	16.98%	27.12%	19.20%	23.77%
New Cap on Annual Reset Date (post-expenses)	17.85%	14.39%	22.56%	16.13%	26.27%	18.35%	22.92%

PERFORMANCE (8/31/22 to 8/31/23):
Fund Performance (using NAVs)	9.41%	7.76%	15.34%	14.79%	16.39%	16.05%	15.01%
Fund Performance (using Market Price)	9.90%	7.85%	15.17%	14.72%	16.42%	15.99%	14.78%
Reference Asset Price Return	13.96%	13.96%	13.96%	13.96%	13.96%	13.96%	13.96%

Fund Ticker	DNOV	FDEC	DDEC	BUFT	BUFG
Annual Expense Ratio (includes any Acquired Fund Fees and Expenses)	0.85%	0.85%	0.85%	1.05%	1.05%
Reporting Period Start Date	8/31/22	8/31/22	8/31/22	8/31/22	8/31/22
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	7.60%	13.10%	8.10%	N/A	N/A
Cap Prior to Annual Reset (post-expenses)	6.75%	12.25%	7.25%	N/A	N/A
Reset Date (prior to 8/31/23)	11/18/22	12/16/22	12/16/22	N/A	N/A
New Cap on Annual Reset Date (pre-expenses)	17.19%	23.10%	16.68%	N/A	N/A
New Cap on Annual Reset Date (post-expenses)	16.34%	22.25%	15.83%	N/A	N/A

PERFORMANCE (8/31/22 to 8/31/23):
Fund Performance (using NAVs)	12.62%	15.40%	12.60%	7.66%	12.28%
Fund Performance (using Market Price)	12.44%	15.37%	12.59%	7.83%	12.33%
Reference Asset Price Return	13.96%	13.96%	13.96%	13.96%	13.96%

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of FT Cboe Vest U.S. Equity Buffer ETF - January, FT Cboe Vest U.S. Equity Deep Buffer ETF - January, FT Cboe Vest U.S. Equity Buffer ETF - February, FT Cboe Vest U.S. Equity Deep Buffer ETF - February, FT Cboe Vest U.S. Equity Buffer ETF - March, FT Cboe Vest U.S. Equity Deep Buffer ETF - March, FT Cboe Vest U.S. Equity Buffer ETF - April, FT Cboe Vest U.S. Equity Deep Buffer ETF - April, FT Cboe Vest U.S. Equity Buffer ETF - May, FT Cboe Vest U.S. Equity Deep Buffer ETF - May, FT Cboe Vest U.S. Equity Buffer ETF - June, FT Cboe Vest U.S. Equity Deep Buffer ETF - June, FT Cboe Vest U.S. Equity Buffer ETF - July, FT Cboe Vest U.S. Equity Deep Buffer ETF - July, FT Cboe Vest U.S. Equity Buffer ETF - August, FT Cboe Vest U.S. Equity Deep Buffer ETF - August, FT Cboe Vest U.S. Equity Buffer ETF - September,  FT Cboe Vest U.S. Equity Deep Buffer ETF - September, FT Cboe Vest U.S. Equity Buffer ETF - October, FT Cboe Vest U.S. Equity Deep Buffer ETF - October, FT Cboe Vest U.S. Equity Buffer ETF - November, FT Cboe Vest U.S. Equity Deep Buffer ETF - November, FT Cboe Vest U.S. Equity Buffer ETF - December, FT Cboe Vest U.S. Equity Deep Buffer ETF - December, FT Cboe Vest Buffered Allocation Defensive ETF or FT Cboe Vest Buffered Allocation Growth ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)
Actual	$1,000.00	$1,107.90	0.85%	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
Actual	$1,000.00	$1,089.30	0.85%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)
Actual	$1,000.00	$1,108.90	0.85%	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
Actual	$1,000.00	$1,091.20	0.85%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses (Continued)
August 31, 2023 (Unaudited)
	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
Actual	$1,000.00	$1,109.20	0.85%	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
Actual	$1,000.00	$1,082.00	0.85%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
Actual	$1,000.00	$1,100.60	0.85%	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)
Actual	$1,000.00	$1,053.80	0.85%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
Actual	$1,000.00	$1,096.20	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Actual	$1,000.00	$1,093.10	0.85%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
Actual	$1,000.00	$1,134.40	0.85%	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
Actual	$1,000.00	$1,095.80	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)
Actual	$1,000.00	$1,122.10	0.85%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
Actual	$1,000.00	$1,108.10	0.85%	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
Actual	$1,000.00	$1,083.90	0.85%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
Actual	$1,000.00	$1,081.00	0.85%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
Actual	$1,000.00	$1,119.50	0.85%	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)
Actual	$1,000.00	$1,116.30	0.85%	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)
Actual	$1,000.00	$1,122.60	0.85%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses (Continued)
August 31, 2023 (Unaudited)
	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Actual	$1,000.00	$1,105.50	0.85%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
Actual	$1,000.00	$1,117.30	0.85%	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
Actual	$1,000.00	$1,104.00	0.85%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)
Actual	$1,000.00	$1,116.00	0.85%	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
Actual	$1,000.00	$1,092.20	0.85%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest Buffered Allocation Defensive ETF (BUFT) (b)
Actual	$1,000.00	$1,074.90	0.20%	$1.05
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02
FT Cboe Vest Buffered Allocation Growth ETF (BUFG) (b)
Actual	$1,000.00	$1,101.60	0.20%	$1.06
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
2,033,626	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$2,033,626
	(Cost $2,033,626)
	Total Investments — 0.6%	2,033,626
	(Cost $2,033,626)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.6%
	Call Options Purchased — 100.8%
7,668	SPDR® S&P 500® ETF Trust	$345,328,380	$3.96	01/19/24	339,669,396
	(Cost $302,458,201)
	Put Options Purchased — 0.8%
7,668	SPDR® S&P 500® ETF Trust	345,328,380	395.88	01/19/24	2,668,464
	(Cost $17,961,866)
	Total Purchased Options				342,337,860
	(Cost $320,420,067)
WRITTEN OPTIONS — (2.1)%
	Call Options Written — (1.7)%
(7,668)	SPDR® S&P 500® ETF Trust	(345,328,380)	471.26	01/19/24	(5,827,680)
	(Premiums received $4,367,561)
	Put Options Written — (0.4)%
(7,668)	SPDR® S&P 500® ETF Trust	(345,328,380)	356.29	01/19/24	(1,234,548)
	(Premiums received $9,431,999)
	Total Written Options				(7,062,228)
	(Premiums received $13,799,560)
	Net Other Assets and Liabilities — (0.1)%				(189,947)
	Net Assets — 100.0%				$337,119,311

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	101.6
Written Options	(2.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,033,626	$2,033,626	$—	$—
Purchased Options	342,337,860	—	342,337,860	—
Total	$344,371,486	$2,033,626	$342,337,860	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,062,228)	$—	$(7,062,228)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
1,127,282	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,127,282
	(Cost $1,127,282)
	Total Investments — 0.6%	1,127,282
	(Cost $1,127,282)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.5%
	Call Options Purchased — 103.0%
4,284	SPDR® S&P 500® ETF Trust	$192,929,940	$3.95	01/19/24	190,501,878
	(Cost $168,810,545)
	Put Options Purchased — 0.5%
4,284	SPDR® S&P 500® ETF Trust	192,929,940	376.09	01/19/24	950,151
	(Cost $7,778,499)
	Total Purchased Options				191,452,029
	(Cost $176,589,044)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (4.0)%
(4,284)	SPDR® S&P 500® ETF Trust	(192,929,940)	454.07	01/19/24	(7,350,416)
	(Premiums received $4,548,121)
	Put Options Written — (0.0)%
(4,284)	SPDR® S&P 500® ETF Trust	(192,929,940)	277.12	01/19/24	(86,383)
	(Premiums received $1,474,328)
	Total Written Options				(7,436,799)
	(Premiums received $6,022,449)
	Net Other Assets and Liabilities — (0.1)%				(114,122)
	Net Assets — 100.0%				$185,028,390

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	103.5
Written Options	(4.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,127,282	$1,127,282	$—	$—
Purchased Options	191,452,029	—	191,452,029	—
Total	$192,579,311	$1,127,282	$191,452,029	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,436,799)	$—	$(7,436,799)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
2,649,806	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$2,649,806
	(Cost $2,649,806)
	Total Investments — 0.7%	2,649,806
	(Cost $2,649,806)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.1%
	Call Options Purchased — 99.9%
8,710	SPDR® S&P 500® ETF Trust	$392,254,850	$4.07	02/16/24	385,757,190
	(Cost $348,643,672)
	Put Options Purchased — 1.2%
8,710	SPDR® S&P 500® ETF Trust	392,254,850	407.26	02/16/24	4,685,980
	(Cost $22,084,700)
	Total Purchased Options				390,443,170
	(Cost $370,728,372)
WRITTEN OPTIONS — (1.7)%
	Call Options Written — (1.1)%
(8,710)	SPDR® S&P 500® ETF Trust	(392,254,850)	485.66	02/16/24	(4,389,840)
	(Premiums received $4,321,712)
	Put Options Written — (0.6)%
(8,710)	SPDR® S&P 500® ETF Trust	(392,254,850)	366.53	02/16/24	(2,203,630)
	(Premiums received $11,420,436)
	Total Written Options				(6,593,470)
	(Premiums received $15,742,148)
	Net Other Assets and Liabilities — (0.1)%				(265,353)
	Net Assets — 100.0%				$386,234,153

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	101.1
Written Options	(1.7)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,649,806	$2,649,806	$—	$—
Purchased Options	390,443,170	—	390,443,170	—
Total	$393,092,976	$2,649,806	$390,443,170	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,593,470)	$—	$(6,593,470)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
1,417,769	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,417,769
	(Cost $1,417,769)
	Total Investments — 0.7%	1,417,769
	(Cost $1,417,769)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.3%
	Call Options Purchased — 101.5%
4,710	SPDR® S&P 500® ETF Trust	$212,114,850	$4.06	02/16/24	209,493,296
	(Cost $187,632,623)
	Put Options Purchased — 0.8%
4,710	SPDR® S&P 500® ETF Trust	212,114,850	386.90	02/16/24	1,606,186
	(Cost $9,081,597)
	Total Purchased Options				211,099,482
	(Cost $196,714,220)
WRITTEN OPTIONS — (2.9)%
	Call Options Written — (2.8)%
(4,710)	SPDR® S&P 500® ETF Trust	(212,114,850)	468.23	02/16/24	(5,778,437)
	(Premiums received $4,221,668)
	Put Options Written — (0.1)%
(4,710)	SPDR® S&P 500® ETF Trust	(212,114,850)	285.08	02/16/24	(261,888)
	(Premiums received $1,947,565)
	Total Written Options				(6,040,325)
	(Premiums received $6,169,233)
	Net Other Assets and Liabilities — (0.1)%				(134,156)
	Net Assets — 100.0%				$206,342,770

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	102.3
Written Options	(2.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,417,769	$1,417,769	$—	$—
Purchased Options	211,099,482	—	211,099,482	—
Total	$212,517,251	$1,417,769	$211,099,482	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,040,325)	$—	$(6,040,325)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
2,295,493	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$2,295,493
	(Cost $2,295,493)
	Total Investments — 0.7%	2,295,493
	(Cost $2,295,493)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.4%
	Call Options Purchased — 102.3%
7,429	SPDR® S&P 500® ETF Trust	$334,565,015	$3.90	03/15/24	328,213,220
	(Cost $292,982,105)
	Put Options Purchased — 1.1%
7,429	SPDR® S&P 500® ETF Trust	334,565,015	389.99	03/15/24	3,565,920
	(Cost $14,008,500)
	Total Purchased Options				331,779,140
	(Cost $306,990,605)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (3.5)%
(7,429)	SPDR® S&P 500® ETF Trust	(334,565,015)	465.45	03/15/24	(11,188,074)
	(Premiums received $7,402,486)
	Put Options Written — (0.5)%
(7,429)	SPDR® S&P 500® ETF Trust	(334,565,015)	350.99	03/15/24	(1,820,105)
	(Premiums received $6,954,085)
	Total Written Options				(13,008,179)
	(Premiums received $14,356,571)
	Net Other Assets and Liabilities — (0.1)%				(165,215)
	Net Assets — 100.0%				$320,901,239

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	103.4
Written Options	(4.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,295,493	$2,295,493	$—	$—
Purchased Options	331,779,140	—	331,779,140	—
Total	$334,074,633	$2,295,493	$331,779,140	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,008,179)	$—	$(13,008,179)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
1,489,116	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,489,116
	(Cost $1,489,116)
	Total Investments — 0.8%	1,489,116
	(Cost $1,489,116)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 106.1%
	Call Options Purchased — 105.3%
4,775	SPDR® S&P 500® ETF Trust	$215,042,125	$3.89	03/15/24	211,924,889
	(Cost $183,724,775)
	Put Options Purchased — 0.8%
4,775	SPDR® S&P 500® ETF Trust	215,042,125	370.49	03/15/24	1,551,781
	(Cost $10,310,186)
	Total Purchased Options				213,476,670
	(Cost $194,034,961)
WRITTEN OPTIONS — (6.8)%
	Call Options Written — (6.6)%
(4,775)	SPDR® S&P 500® ETF Trust	(215,042,125)	445.99	03/15/24	(13,301,106)
	(Premiums received $5,470,247)
	Put Options Written — (0.2)%
(4,775)	SPDR® S&P 500® ETF Trust	(215,042,125)	272.99	03/15/24	(372,265)
	(Premiums received $2,535,866)
	Total Written Options				(13,673,371)
	(Premiums received $8,006,113)
	Net Other Assets and Liabilities — (0.1)%				(133,621)
	Net Assets — 100.0%				$201,158,794

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	106.1
Written Options	(6.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,489,116	$1,489,116	$—	$—
Purchased Options	213,476,670	—	213,476,670	—
Total	$214,965,786	$1,489,116	$213,476,670	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,673,371)	$—	$(13,673,371)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
3,351,874	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$3,351,874
	(Cost $3,351,874)
	Total Investments — 0.8%	3,351,874
	(Cost $3,351,874)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.0%
	Call Options Purchased — 100.1%
9,195	SPDR® S&P 500® ETF Trust	$414,096,825	$4.12	04/19/24	406,014,420
	(Cost $373,174,543)
	Put Options Purchased — 1.9%
9,195	SPDR® S&P 500® ETF Trust	414,096,825	412.20	04/19/24	7,751,385
	(Cost $24,063,804)
	Total Purchased Options				413,765,805
	(Cost $397,238,347)
WRITTEN OPTIONS — (2.7)%
	Call Options Written — (1.8)%
(9,195)	SPDR® S&P 500® ETF Trust	(414,096,825)	488.37	04/19/24	(7,356,000)
	(Premiums received $5,437,162)
	Put Options Written — (0.9)%
(9,195)	SPDR® S&P 500® ETF Trust	(414,096,825)	370.98	04/19/24	(3,843,510)
	(Premiums received $12,679,444)
	Total Written Options				(11,199,510)
	(Premiums received $18,116,606)
	Net Other Assets and Liabilities — (0.1)%				(225,037)
	Net Assets — 100.0%				$405,693,132

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	102.0
Written Options	(2.7)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,351,874	$3,351,874	$—	$—
Purchased Options	413,765,805	—	413,765,805	—
Total	$417,117,679	$3,351,874	$413,765,805	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(11,199,510)	$—	$(11,199,510)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
2,741,864	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$2,741,864
	(Cost $2,741,864)
	Total Investments — 1.2%	2,741,864
	(Cost $2,741,864)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.3%
	Call Options Purchased — 102.0%
5,403	SPDR® S&P 500® ETF Trust	$243,324,105	$4.11	04/19/24	239,775,391
	(Cost $217,388,847)
	Put Options Purchased — 1.3%
5,403	SPDR® S&P 500® ETF Trust	243,324,105	391.59	04/19/24	3,008,614
	(Cost $11,278,486)
	Total Purchased Options				242,784,005
	(Cost $228,667,333)
WRITTEN OPTIONS — (4.1)%
	Call Options Written — (3.8)%
(5,403)	SPDR® S&P 500® ETF Trust	(243,324,105)	470.11	04/19/24	(9,034,775)
	(Premiums received $5,788,763)
	Put Options Written — (0.3)%
(5,403)	SPDR® S&P 500® ETF Trust	(243,324,105)	288.54	04/19/24	(633,343)
	(Premiums received $2,228,680)
	Total Written Options				(9,668,118)
	(Premiums received $8,017,443)
	Net Other Assets and Liabilities — (0.4)%				(936,760)
	Net Assets — 100.0%				$234,920,991

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.2%
Purchased Options	103.3
Written Options	(4.1)
Net Other Assets and Liabilities	(0.4)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,741,864	$2,741,864	$—	$—
Purchased Options	242,784,005	—	242,784,005	—
Total	$245,525,869	$2,741,864	$242,784,005	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(9,668,118)	$—	$(9,668,118)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
4,739,946	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$4,739,946
	(Cost $4,739,946)
	Total Investments — 0.9%	4,739,946
	(Cost $4,739,946)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.3%
	Call Options Purchased — 100.0%
11,870	SPDR® S&P 500® ETF Trust	$534,565,450	$4.19	05/17/24	524,060,500
	(Cost $493,337,393)
	Put Options Purchased — 2.3%
11,870	SPDR® S&P 500® ETF Trust	534,565,450	418.62	05/17/24	12,273,580
	(Cost $28,980,549)
	Total Purchased Options				536,334,080
	(Cost $522,317,942)
WRITTEN OPTIONS — (3.1)%
	Call Options Written — (1.9)%
(11,870)	SPDR® S&P 500® ETF Trust	(534,565,450)	492.51	05/17/24	(10,267,550)
	(Premiums received $7,984,464)
	Put Options Written — (1.2)%
(11,870)	SPDR® S&P 500® ETF Trust	(534,565,450)	376.76	05/17/24	(6,314,840)
	(Premiums received $15,395,872)
	Total Written Options				(16,582,390)
	(Premiums received $23,380,336)
	Net Other Assets and Liabilities — (0.1)%				(350,913)
	Net Assets — 100.0%				$524,140,723

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.9%
Purchased Options	102.3
Written Options	(3.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$4,739,946	$4,739,946	$—	$—
Purchased Options	536,334,080	—	536,334,080	—
Total	$541,074,026	$4,739,946	$536,334,080	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(16,582,390)	$—	$(16,582,390)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
1,559,053	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,559,053
	(Cost $1,559,053)
	Total Investments — 0.9%	1,559,053
	(Cost $1,559,053)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.3%
	Call Options Purchased — 101.7%
3,957	SPDR® S&P 500® ETF Trust	$178,203,495	$4.18	05/17/24	175,646,783
	(Cost $162,361,350)
	Put Options Purchased — 1.6%
3,957	SPDR® S&P 500® ETF Trust	178,203,495	397.69	05/17/24	2,756,223
	(Cost $8,344,489)
	Total Purchased Options				178,403,006
	(Cost $170,705,839)
WRITTEN OPTIONS — (4.1)%
	Call Options Written — (3.7)%
(3,957)	SPDR® S&P 500® ETF Trust	(178,203,495)	475.85	05/17/24	(6,440,531)
	(Premiums received $4,209,746)
	Put Options Written — (0.4)%
(3,957)	SPDR® S&P 500® ETF Trust	(178,203,495)	293.03	05/17/24	(586,172)
	(Premiums received $1,605,486)
	Total Written Options				(7,026,703)
	(Premiums received $5,815,232)
	Net Other Assets and Liabilities — (0.1)%				(125,932)
	Net Assets — 100.0%				$172,809,424

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.9%
Purchased Options	103.3
Written Options	(4.1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,559,053	$1,559,053	$—	$—
Purchased Options	178,403,006	—	178,403,006	—
Total	$179,962,059	$1,559,053	$178,403,006	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,026,703)	$—	$(7,026,703)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
5,381,119	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$5,381,119
	(Cost $5,381,119)
	Total Investments — 1.0%	5,381,119
	(Cost $5,381,119)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.6%
	Call Options Purchased — 98.2%
11,861	SPDR® S&P 500® ETF Trust	$534,160,135	$4.39	06/21/24	524,426,139
	(Cost $513,478,717)
	Put Options Purchased — 3.4%
11,861	SPDR® S&P 500® ETF Trust	534,160,135	439.46	06/21/24	18,072,525
	(Cost $23,797,409)
	Total Purchased Options				542,498,664
	(Cost $537,276,126)
WRITTEN OPTIONS — (2.5)%
	Call Options Written — (0.8)%
(11,861)	SPDR® S&P 500® ETF Trust	(534,160,135)	519.66	06/21/24	(4,356,710)
	(Premiums received $8,516,645)
	Put Options Written — (1.7)%
(11,861)	SPDR® S&P 500® ETF Trust	(534,160,135)	395.51	06/21/24	(9,291,085)
	(Premiums received $12,289,692)
	Total Written Options				(13,647,795)
	(Premiums received $20,806,337)
	Net Other Assets and Liabilities — (0.1)%				(339,344)
	Net Assets — 100.0%				$533,892,644

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	101.6
Written Options	(2.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,381,119	$5,381,119	$—	$—
Purchased Options	542,498,664	—	542,498,664	—
Total	$547,879,783	$5,381,119	$542,498,664	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(13,647,795)	$—	$(13,647,795)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
1,748,754	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,748,754
	(Cost $1,748,754)
	Total Investments — 1.0%	1,748,754
	(Cost $1,748,754)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.1%
	Call Options Purchased — 98.5%
3,933	SPDR® S&P 500® ETF Trust	$177,122,655	$4.38	06/21/24	172,941,876
	(Cost $170,518,302)
	Put Options Purchased — 2.6%
3,933	SPDR® S&P 500® ETF Trust	177,122,655	417.49	06/21/24	4,538,682
	(Cost $7,102,334)
	Total Purchased Options				177,480,558
	(Cost $177,620,636)
WRITTEN OPTIONS — (2.0)%
	Call Options Written — (1.5)%
(3,933)	SPDR® S&P 500® ETF Trust	(177,122,655)	504.06	06/21/24	(2,662,641)
	(Premiums received $3,451,612)
	Put Options Written — (0.5)%
(3,933)	SPDR® S&P 500® ETF Trust	(177,122,655)	307.62	06/21/24	(947,853)
	(Premiums received $2,954,374)
	Total Written Options				(3,610,494)
	(Premiums received $6,405,986)
	Net Other Assets and Liabilities — (0.1)%				(106,344)
	Net Assets — 100.0%				$175,512,474

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	101.1
Written Options	(2.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,748,754	$1,748,754	$—	$—
Purchased Options	177,480,558	—	177,480,558	—
Total	$179,229,312	$1,748,754	$177,480,558	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,610,494)	$—	$(3,610,494)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
5,431,115	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$5,431,115
	(Cost $5,431,115)
	Total Investments — 1.1%	5,431,115
	(Cost $5,431,115)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.0%
	Call Options Purchased — 97.5%
11,150	SPDR® S&P 500® ETF Trust	$502,140,250	$4.52	07/19/24	490,377,000
	(Cost $491,995,742)
	Put Options Purchased — 4.5%
11,150	SPDR® S&P 500® ETF Trust	502,140,250	452.18	07/19/24	22,645,650
	(Cost $23,952,859)
	Total Purchased Options				513,022,650
	(Cost $515,948,601)
WRITTEN OPTIONS — (3.0)%
	Call Options Written — (0.7)%
(11,150)	SPDR® S&P 500® ETF Trust	(502,140,250)	531.13	07/19/24	(3,222,350)
	(Premiums received $4,893,310)
	Put Options Written — (2.3)%
(11,150)	SPDR® S&P 500® ETF Trust	(502,140,250)	406.96	07/19/24	(11,729,800)
	(Premiums received $12,601,917)
	Total Written Options				(14,952,150)
	(Premiums received $17,495,227)
	Net Other Assets and Liabilities — (0.1)%				(289,702)
	Net Assets — 100.0%				$503,211,913

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	102.0
Written Options	(3.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,431,115	$5,431,115	$—	$—
Purchased Options	513,022,650	—	513,022,650	—
Total	$518,453,765	$5,431,115	$513,022,650	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,952,150)	$—	$(14,952,150)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
3,124,882	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$3,124,882
	(Cost $3,124,882)
	Total Investments — 1.1%	3,124,882
	(Cost $3,124,882)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 100.7%
	Call Options Purchased — 97.5%
6,354	SPDR® S&P 500® ETF Trust	$286,152,390	$4.51	07/19/24	279,404,442
	(Cost $280,651,750)
	Put Options Purchased — 3.2%
6,354	SPDR® S&P 500® ETF Trust	286,152,390	429.57	07/19/24	9,276,840
	(Cost $9,980,835)
	Total Purchased Options				288,681,282
	(Cost $290,632,585)
WRITTEN OPTIONS — (1.7)%
	Call Options Written — (1.0)%
(6,354)	SPDR® S&P 500® ETF Trust	(286,152,390)	519.06	07/19/24	(3,037,212)
	(Premiums received $4,148,218)
	Put Options Written — (0.7)%
(6,354)	SPDR® S&P 500® ETF Trust	(286,152,390)	316.53	07/19/24	(1,912,554)
	(Premiums received $2,211,287)
	Total Written Options				(4,949,766)
	(Premiums received $6,359,505)
	Net Other Assets and Liabilities — (0.1)%				(218,875)
	Net Assets — 100.0%				$286,637,523

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.1%
Purchased Options	100.7
Written Options	(1.7)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,124,882	$3,124,882	$—	$—
Purchased Options	288,681,282	—	288,681,282	—
Total	$291,806,164	$3,124,882	$288,681,282	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,949,766)	$—	$(4,949,766)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
6,356,050	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$6,356,050
	(Cost $6,356,050)
	Total Investments — 1.2%	6,356,050
	(Cost $6,356,050)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.4%
	Call Options Purchased — 98.6%
12,593	SPDR® S&P 500® ETF Trust	$567,125,755	$4.37	08/16/24	553,940,884
	(Cost $537,012,390)
	Put Options Purchased — 3.8%
12,593	SPDR® S&P 500® ETF Trust	567,125,755	436.50	08/16/24	21,559,216
	(Cost $26,461,846)
	Total Purchased Options				575,500,100
	(Cost $563,474,236)
WRITTEN OPTIONS — (3.5)%
	Call Options Written — (1.4)%
(12,593)	SPDR® S&P 500® ETF Trust	(567,125,755)	518.13	08/16/24	(7,870,625)
	(Premiums received $5,758,275)
	Put Options Written — (2.1)%
(12,593)	SPDR® S&P 500® ETF Trust	(567,125,755)	392.85	08/16/24	(11,749,269)
	(Premiums received $13,687,377)
	Total Written Options				(19,619,894)
	(Premiums received $19,445,652)
	Net Other Assets and Liabilities — (0.1)%				(304,510)
	Net Assets — 100.0%				$561,931,746

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.2%
Purchased Options	102.4
Written Options	(3.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$6,356,050	$6,356,050	$—	$—
Purchased Options	575,500,100	—	575,500,100	—
Total	$581,856,150	$6,356,050	$575,500,100	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(19,619,894)	$—	$(19,619,894)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.3%
5,105,567	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$5,105,567
	(Cost $5,105,567)
	Total Investments — 1.3%	5,105,567
	(Cost $5,105,567)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.1%
	Call Options Purchased — 99.4%
8,484	SPDR® S&P 500® ETF Trust	$382,076,940	$4.36	08/16/24	375,413,142
	(Cost $361,442,331)
	Put Options Purchased — 2.7%
8,484	SPDR® S&P 500® ETF Trust	382,076,940	414.68	08/16/24	10,200,646
	(Cost $13,267,381)
	Total Purchased Options				385,613,788
	(Cost $374,709,712)
WRITTEN OPTIONS — (3.1)%
	Call Options Written — (2.5)%
(8,484)	SPDR® S&P 500® ETF Trust	(382,076,940)	503.02	08/16/24	(9,526,964)
	(Premiums received $5,402,554)
	Put Options Written — (0.6)%
(8,484)	SPDR® S&P 500® ETF Trust	(382,076,940)	305.55	08/16/24	(2,205,281)
	(Premiums received $2,991,102)
	Total Written Options				(11,732,245)
	(Premiums received $8,393,656)
	Net Other Assets and Liabilities — (0.3)%				(1,135,924)
	Net Assets — 100.0%				$377,851,186

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.3%
Purchased Options	102.1
Written Options	(3.1)
Net Other Assets and Liabilities	(0.3)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$5,105,567	$5,105,567	$—	$—
Purchased Options	385,613,788	—	385,613,788	—
Total	$390,719,355	$5,105,567	$385,613,788	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(11,732,245)	$—	$(11,732,245)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
1,105,382	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,105,382
	(Cost $1,105,382)
	Total Investments — 0.4%	1,105,382
	(Cost $1,105,382)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 99.7%
	Call Options Purchased — 99.7%
7,270	SPDR® S&P 500® ETF Trust	$327,404,450	$3.86	09/15/23	323,289,630
	(Cost $285,022,447)
	Put Options Purchased — 0.0%
7,270	SPDR® S&P 500® ETF Trust	327,404,450	385.56	09/15/23	101,780
	(Cost $16,858,942)
	Total Purchased Options				323,391,410
	(Cost $301,881,389)
WRITTEN OPTIONS — (0.0)%
	Call Options Written — (0.0)%
(7,270)	SPDR® S&P 500® ETF Trust	(327,404,450)	475.82	09/15/23	(7,270)
	(Premiums received $3,605,605)
	Put Options Written — (0.0)%
(7,270)	SPDR® S&P 500® ETF Trust	(327,404,450)	347.00	09/15/23	(7,270)
	(Premiums received $6,573,879)
	Total Written Options				(14,540)
	(Premiums received $10,179,484)
	Net Other Assets and Liabilities — (0.1)%				(175,525)
	Net Assets — 100.0%				$324,306,727

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	99.7
Written Options	(0.0)(1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%

(1)	Amount is less than 0.1%.
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,105,382	$1,105,382	$—	$—
Purchased Options	323,391,410	—	323,391,410	—
Total	$324,496,792	$1,105,382	$323,391,410	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,540)	$—	$(14,540)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
442,485	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$442,485
	(Cost $442,485)
	Total Investments — 0.3%	442,485
	(Cost $442,485)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 100.6%
	Call Options Purchased — 100.6%
3,137	SPDR® S&P 500® ETF Trust	$141,274,795	$3.85	09/15/23	139,607,274
	(Cost $119,337,522)
	Put Options Purchased — 0.0%
3,137	SPDR® S&P 500® ETF Trust	141,274,795	366.28	09/15/23	20,741
	(Cost $9,726,207)
	Total Purchased Options				139,628,015
	(Cost $129,063,729)
WRITTEN OPTIONS — (0.8)%
	Call Options Written — (0.8)%
(3,137)	SPDR® S&P 500® ETF Trust	(141,274,795)	451.03	09/15/23	(1,138,952)
	(Premiums received $2,406,789)
	Put Options Written — (0.0)%
(3,137)	SPDR® S&P 500® ETF Trust	(141,274,795)	269.89	09/15/23	(1,902)
	(Premiums received $1,730,073)
	Total Written Options				(1,140,854)
	(Premiums received $4,136,862)
	Net Other Assets and Liabilities — (0.1)%				(94,385)
	Net Assets — 100.0%				$138,835,261

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	100.6
Written Options	(0.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$442,485	$442,485	$—	$—
Purchased Options	139,628,015	—	139,628,015	—
Total	$140,070,500	$442,485	$139,628,015	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(1,140,854)	$—	$(1,140,854)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
1,121,199	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,121,199
	(Cost $1,121,199)
	Total Investments — 0.4%	1,121,199
	(Cost $1,121,199)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 99.9%
	Call Options Purchased — 99.8%
6,247	SPDR® S&P 500® ETF Trust	$281,333,645	$3.74	10/20/23	277,804,090
	(Cost $234,316,830)
	Put Options Purchased — 0.1%
6,247	SPDR® S&P 500® ETF Trust	281,333,645	374.29	10/20/23	231,139
	(Cost $18,883,161)
	Total Purchased Options				278,035,229
	(Cost $253,199,991)
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(6,247)	SPDR® S&P 500® ETF Trust	(281,333,645)	475.80	10/20/23	(412,302)
	(Premiums received $3,689,339)
	Put Options Written — (0.0)%
(6,247)	SPDR® S&P 500® ETF Trust	(281,333,645)	336.86	10/20/23	(74,964)
	(Premiums received $10,507,377)
	Total Written Options				(487,266)
	(Premiums received $14,196,716)
	Net Other Assets and Liabilities — (0.1)%				(208,676)
	Net Assets — 100.0%				$278,460,486

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	99.9
Written Options	(0.2)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,121,199	$1,121,199	$—	$—
Purchased Options	278,035,229	—	278,035,229	—
Total	$279,156,428	$1,121,199	$278,035,229	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(487,266)	$—	$(487,266)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
653,073	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$653,073
	(Cost $653,073)
	Total Investments — 0.4%	653,073
	(Cost $653,073)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.5%
	Call Options Purchased — 102.4%
3,673	SPDR® S&P 500® ETF Trust	$165,413,555	$3.73	10/20/23	163,672,318
	(Cost $141,455,227)
	Put Options Purchased — 0.1%
3,673	SPDR® S&P 500® ETF Trust	165,413,555	355.58	10/20/23	78,457
	(Cost $8,825,939)
	Total Purchased Options				163,750,775
	(Cost $150,281,166)
WRITTEN OPTIONS — (2.8)%
	Call Options Written — (2.8)%
(3,673)	SPDR® S&P 500® ETF Trust	(165,413,555)	446.15	10/20/23	(4,495,854)
	(Premiums received $4,877,486)
	Put Options Written — (0.0)%
(3,673)	SPDR® S&P 500® ETF Trust	(165,413,555)	262.00	10/20/23	(5,748)
	(Premiums received $1,743,812)
	Total Written Options				(4,501,602)
	(Premiums received $6,621,298)
	Net Other Assets and Liabilities — (0.1)%				(113,218)
	Net Assets — 100.0%				$159,789,028

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	102.5
Written Options	(2.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$653,073	$653,073	$—	$—
Purchased Options	163,750,775	—	163,750,775	—
Total	$164,403,848	$653,073	$163,750,775	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,501,602)	$—	$(4,501,602)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,957,458	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,957,458
	(Cost $1,957,458)
	Total Investments — 0.5%	1,957,458
	(Cost $1,957,458)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 99.8%
	Call Options Purchased — 99.5%
8,779	SPDR® S&P 500® ETF Trust	$395,362,265	$3.96	11/17/23	391,246,451
	(Cost $343,114,730)
	Put Options Purchased — 0.3%
8,779	SPDR® S&P 500® ETF Trust	395,362,265	396.03	11/17/23	1,202,898
	(Cost $27,425,881)
	Total Purchased Options				392,449,349
	(Cost $370,540,611)
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.1)%
(8,779)	SPDR® S&P 500® ETF Trust	(395,362,265)	490.17	11/17/23	(525,630)
	(Premiums received $4,142,132)
	Put Options Written — (0.1)%
(8,779)	SPDR® S&P 500® ETF Trust	(395,362,265)	356.43	11/17/23	(435,524)
	(Premiums received $13,764,212)
	Total Written Options				(961,154)
	(Premiums received $17,906,344)
	Net Other Assets and Liabilities — (0.1)%				(266,634)
	Net Assets — 100.0%				$393,179,019

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	99.8
Written Options	(0.2)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,957,458	$1,957,458	$—	$—
Purchased Options	392,449,349	—	392,449,349	—
Total	$394,406,807	$1,957,458	$392,449,349	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(961,154)	$—	$(961,154)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
3,012,574	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$3,012,574
	(Cost $3,012,574)
	Total Investments — 1.2%	3,012,574
	(Cost $3,012,574)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 100.9%
	Call Options Purchased — 100.7%
5,447	SPDR® S&P 500® ETF Trust	$245,305,645	$3.95	11/17/23	242,757,337
	(Cost $209,464,331)
	Put Options Purchased — 0.2%
5,447	SPDR® S&P 500® ETF Trust	245,305,645	376.23	11/17/23	451,580
	(Cost $13,778,687)
	Total Purchased Options				243,208,917
	(Cost $223,243,018)
WRITTEN OPTIONS — (1.3)%
	Call Options Written — (1.3)%
(5,447)	SPDR® S&P 500® ETF Trust	(245,305,645)	464.11	11/17/23	(3,139,402)
	(Premiums received $6,065,084)
	Put Options Written — (0.0)%
(5,447)	SPDR® S&P 500® ETF Trust	(245,305,645)	277.22	11/17/23	(26,621)
	(Premiums received $2,927,576)
	Total Written Options				(3,166,023)
	(Premiums received $8,992,660)
	Net Other Assets and Liabilities — (0.8)%				(2,011,059)
	Net Assets — 100.0%				$241,044,409

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.2%
Purchased Options	100.9
Written Options	(1.3)
Net Other Assets and Liabilities	(0.8)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,012,574	$3,012,574	$—	$—
Purchased Options	243,208,917	—	243,208,917	—
Total	$246,221,491	$3,012,574	$243,208,917	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,166,023)	$—	$(3,166,023)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,562,128	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,562,128
	(Cost $1,562,128)
	Total Investments — 0.5%	1,562,128
	(Cost $1,562,128)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 100.8%
	Call Options Purchased — 100.4%
6,729	SPDR® S&P 500® ETF Trust	$303,040,515	$3.83	12/15/23	298,128,345
	(Cost $260,752,299)
	Put Options Purchased — 0.4%
6,729	SPDR® S&P 500® ETF Trust	303,040,515	383.27	12/15/23	1,251,594
	(Cost $13,910,617)
	Total Purchased Options				299,379,939
	(Cost $274,662,916)
WRITTEN OPTIONS — (1.2)%
	Call Options Written — (1.0)%
(6,729)	SPDR® S&P 500® ETF Trust	(303,040,515)	471.81	12/15/23	(3,095,340)
	(Premiums received $5,052,241)
	Put Options Written — (0.2)%
(6,729)	SPDR® S&P 500® ETF Trust	(303,040,515)	344.94	12/15/23	(538,320)
	(Premiums received $6,091,562)
	Total Written Options				(3,633,660)
	(Premiums received $11,143,803)
	Net Other Assets and Liabilities — (0.1)%				(176,916)
	Net Assets — 100.0%				$297,131,491

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	100.8
Written Options	(1.2)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,562,128	$1,562,128	$—	$—
Purchased Options	299,379,939	—	299,379,939	—
Total	$300,942,067	$1,562,128	$299,379,939	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,633,660)	$—	$(3,633,660)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,448,367	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,448,367
	(Cost $1,448,367)
	Total Investments — 0.5%	1,448,367
	(Cost $1,448,367)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.6%
	Call Options Purchased — 103.3%
6,505	SPDR® S&P 500® ETF Trust	$292,952,675	$3.82	12/15/23	288,093,440
	(Cost $248,255,005)
	Put Options Purchased — 0.3%
6,505	SPDR® S&P 500® ETF Trust	292,952,675	364.11	12/15/23	806,620
	(Cost $13,426,081)
	Total Purchased Options				288,900,060
	(Cost $261,681,086)
WRITTEN OPTIONS — (4.0)%
	Call Options Written — (4.0)%
(6,505)	SPDR® S&P 500® ETF Trust	(292,952,675)	447.20	12/15/23	(11,058,500)
	(Premiums received $6,653,234)
	Put Options Written — (0.0)%
(6,505)	SPDR® S&P 500® ETF Trust	(292,952,675)	268.29	12/15/23	(110,585)
	(Premiums received $4,790,297)
	Total Written Options				(11,169,085)
	(Premiums received $11,443,531)
	Net Other Assets and Liabilities — (0.1)%				(196,290)
	Net Assets — 100.0%				$278,983,052

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	103.6
Written Options	(4.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,448,367	$1,448,367	$—	$—
Purchased Options	288,900,060	—	288,900,060	—
Total	$290,348,427	$1,448,367	$288,900,060	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(11,169,085)	$—	$(11,169,085)	$—
See Notes to Financial Statements

FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
547,320	FT Cboe Vest U.S. Equity Deep Buffer ETF - January (b)	$18,127,786
685,348	FT Cboe Vest U.S. Equity Deep Buffer ETF - March (b)	22,342,345
560,142	FT Cboe Vest U.S. Equity Deep Buffer ETF - April (b)	17,375,605
521,154	FT Cboe Vest U.S. Equity Deep Buffer ETF - October (b)	18,495,286
557,839	FT Cboe Vest U.S. Equity Deep Buffer ETF - December (b)	19,083,672

	Total Investments — 100.0%	95,424,694
	(Cost $91,334,713)
	Net Other Assets and Liabilities — 0.0%	5,750
	Net Assets — 100.0%	$95,430,444

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Net Other Assets and Liabilities	0.0(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$95,424,694	$95,424,694	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Cboe Vest Buffered Allocation Growth ETF (BUFG)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
701,095	FT Cboe Vest U.S. Equity Buffer ETF - May (b)	$27,665,209
847,539	FT Cboe Vest U.S. Equity Buffer ETF - June (b)	35,562,736
897,446	FT Cboe Vest U.S. Equity Buffer ETF - July (b)	35,601,683
907,290	FT Cboe Vest U.S. Equity Buffer ETF - August (b)	35,066,758
785,210	FT Cboe Vest U.S. Equity Buffer ETF - September (b)	30,243,934

	Total Investments — 100.0%	164,140,320
	(Cost $160,164,823)
	Net Other Assets and Liabilities — 0.0%	7,491
	Net Assets — 100.0%	$164,147,811

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Net Other Assets and Liabilities	0.0(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$164,140,320	$164,140,320	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2023

	FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)	FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)	FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)	FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
ASSETS:
Investments, at value - Unaffiliated	$2,033,626	$1,127,282	$2,649,806	$1,417,769
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	2,033,626	1,127,282	2,649,806	1,417,769
Options contracts purchased, at value	342,337,860	191,452,029	390,443,170	211,099,482
Cash	—	—	—	—
Due from broker	727	1,318	153	7,274
Due from authorized participant	—	—	—	—
Receivables:
Capital shares sold	6,592,498	—	1,008,564	—
Investment securities sold	137,759	—	17,351	—
Dividends	9,252	5,045	13,332	7,207
Total Assets	351,111,722	192,585,674	394,132,376	212,531,732

LIABILITIES:
Options contracts written, at value	7,062,228	7,436,799	6,593,470	6,040,325
Due to custodian	—	—	—	—
Due to broker	—	—	—	—
Payables:
Investment securities purchased	6,697,140	—	1,031,081	—
Investment advisory fees	233,043	120,485	273,672	148,637
Capital shares purchased	—	—	—	—
Total Liabilities	13,992,411	7,557,284	7,898,223	6,188,962
NET ASSETS	$337,119,311	$185,028,390	$386,234,153	$206,342,770

NET ASSETS consist of:
Paid-in capital	$336,352,536	$187,712,263	$389,465,675	$233,744,505
Par value	89,500	55,750	95,750	57,500
Accumulated distributable earnings (loss)	677,275	(2,739,623)	(3,327,272)	(27,459,235)
NET ASSETS	$337,119,311	$185,028,390	$386,234,153	$206,342,770
NET ASSET VALUE, per share	$37.67	$33.19	$40.34	$35.89
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	8,950,002	5,575,002	9,575,002	5,750,002
Investments, at cost - Unaffiliated	$2,033,626	$1,127,282	$2,649,806	$1,417,769
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$2,033,626	$1,127,282	$2,649,806	$1,417,769
Premiums paid on options contracts purchased	$320,420,067	$176,589,044	$370,728,372	$196,714,220
Premiums received on options contracts written	$13,799,560	$6,022,449	$15,742,148	$6,169,233
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)	FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)	FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)	FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)	FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)	FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)

$2,295,493	$1,489,116	$3,351,874	$2,741,864	$4,739,946	$1,559,053
—	—	—	—	—	—
2,295,493	1,489,116	3,351,874	2,741,864	4,739,946	1,559,053
331,779,140	213,476,670	413,765,805	242,784,005	536,334,080	178,403,006
—	—	—	—	—	—
346	1,755	—	128	1,311	774
—	—	—	—	—	—

3,606,064	—	831,432	100	985,346	—
145,116	—	21,877	—	32,071	—
10,209	6,690	14,941	10,993	20,208	9,257
337,836,368	214,974,231	417,985,929	245,537,090	542,112,962	179,972,090

13,008,179	13,673,371	11,199,510	9,668,118	16,582,390	7,026,703
—	—	—	—	—	—
—	—	163	—	—	—

3,706,996	—	810,029	—	1,039,292	—
219,954	142,066	283,095	171,666	350,557	135,963
—	—	—	776,315	—	—
16,935,129	13,815,437	12,292,797	10,616,099	17,972,239	7,162,666
$320,901,239	$201,158,794	$405,693,132	$234,920,991	$524,140,723	$172,809,424

$316,004,781	$212,042,364	$415,224,267	$255,323,512	$547,704,518	$182,269,641
89,000	61,500	122,000	75,500	133,000	49,750
4,807,458	(10,945,070)	(9,653,135)	(20,478,021)	(23,696,795)	(9,509,967)
$320,901,239	$201,158,794	$405,693,132	$234,920,991	$524,140,723	$172,809,424
$36.06	$32.71	$33.25	$31.12	$39.41	$34.74
8,900,002	6,150,002	12,200,002	7,550,002	13,300,002	4,975,002
$2,295,493	$1,489,116	$3,351,874	$2,741,864	$4,739,946	$1,559,053
$—	$—	$—	$—	$—	$—
$2,295,493	$1,489,116	$3,351,874	$2,741,864	$4,739,946	$1,559,053
$306,990,605	$194,034,961	$397,238,347	$228,667,333	$522,317,942	$170,705,839
$14,356,571	$8,006,113	$18,116,606	$8,017,443	$23,380,336	$5,815,232
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2023

	FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)	FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)	FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)	FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
ASSETS:
Investments, at value - Unaffiliated	$5,381,119	$1,748,754	$5,431,115	$3,124,882
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	5,381,119	1,748,754	5,431,115	3,124,882
Options contracts purchased, at value	542,498,664	177,480,558	513,022,650	288,681,282
Cash	—	—	—	—
Due from broker	904	1,351	362	105
Due from authorized participant	—	—	—	—
Receivables:
Capital shares sold	—	1,818,995	2,972,067	323
Investment securities sold	—	37,531	88,334	2,634,942
Dividends	23,806	8,576	23,190	17,039
Total Assets	547,904,493	181,095,765	521,537,718	294,458,573

LIABILITIES:
Options contracts written, at value	13,647,795	3,610,494	14,952,150	4,949,766
Due to custodian	—	—	—	—
Due to broker	—	—	—	—
Payables:
Investment securities purchased	—	1,850,273	3,036,898	45,333
Investment advisory fees	364,054	122,524	336,757	204,267
Capital shares purchased	—	—	—	2,621,684
Total Liabilities	14,011,849	5,583,291	18,325,805	7,821,050
NET ASSETS	$533,892,644	$175,512,474	$503,211,913	$286,637,523

NET ASSETS consist of:
Paid-in capital	$557,508,849	$184,626,846	$532,722,402	$299,009,355
Par value	126,750	48,250	127,000	82,000
Accumulated distributable earnings (loss)	(23,742,955)	(9,162,622)	(29,637,489)	(12,453,832)
NET ASSETS	$533,892,644	$175,512,474	$503,211,913	$286,637,523
NET ASSET VALUE, per share	$42.12	$36.38	$39.62	$34.96
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	12,675,002	4,825,002	12,700,002	8,200,002
Investments, at cost - Unaffiliated	$5,381,119	$1,748,754	$5,431,115	$3,124,882
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$5,381,119	$1,748,754	$5,431,115	$3,124,882
Premiums paid on options contracts purchased	$537,276,126	$177,620,636	$515,948,601	$290,632,585
Premiums received on options contracts written	$20,806,337	$6,405,986	$17,495,227	$6,359,505
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)	FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)	FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)	FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)	FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)	FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)

$6,356,050	$5,105,567	$1,105,382	$442,485	$1,121,199	$653,073
—	—	—	—	—	—
6,356,050	5,105,567	1,105,382	442,485	1,121,199	653,073
575,500,100	385,613,788	323,391,410	139,628,015	278,035,229	163,750,775
—	—	—	—	—	—
7,791	—	1,395	4,293	—	265
—	—	—	1,747,287	—	4,436,162

2,896,888	—	3,849,784	—	957,023	—
99,545	—	172	—	1,659	—
17,096	17,231	4,987	2,597	4,966	3,511
584,877,470	390,736,586	328,353,130	141,824,677	280,120,076	168,843,786

19,619,894	11,732,245	14,540	1,140,854	487,266	4,501,602
593	—	—	—	—	—
—	179	—	—	630	—

2,924,966	—	3,825,873	—	979,211	—
400,271	304,273	205,990	101,275	192,483	116,994
—	848,703	—	1,747,287	—	4,436,162
22,945,724	12,885,400	4,046,403	2,989,416	1,659,590	9,054,758
$561,931,746	$377,851,186	$324,306,727	$138,835,261	$278,460,486	$159,789,028

$635,199,090	$428,579,307	$300,090,127	$119,378,061	$259,106,453	$151,200,569
145,500	111,000	84,250	39,750	72,750	45,000
(73,412,844)	(50,839,121)	24,132,350	19,417,450	19,281,283	8,543,459
$561,931,746	$377,851,186	$324,306,727	$138,835,261	$278,460,486	$159,789,028
$38.62	$34.04	$38.49	$34.93	$38.28	$35.51
14,550,002	11,100,002	8,425,002	3,975,002	7,275,002	4,500,002
$6,356,050	$5,105,567	$1,105,382	$442,485	$1,121,199	$653,073
$—	$—	$—	$—	$—	$—
$6,356,050	$5,105,567	$1,105,382	$442,485	$1,121,199	$653,073
$563,474,236	$374,709,712	$301,881,389	$129,063,729	$253,199,991	$150,281,166
$19,445,652	$8,393,656	$10,179,484	$4,136,862	$14,196,716	$6,621,298
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2023

	FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)	FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)	FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)	FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
ASSETS:
Investments, at value - Unaffiliated	$1,957,458	$3,012,574	$1,562,128	$1,448,367
Investments, at value - Affiliated	—	—	—	—
Total investments, at value	1,957,458	3,012,574	1,562,128	1,448,367
Options contracts purchased, at value	392,449,349	243,208,917	299,379,939	288,900,060
Cash	—	—	—	—
Due from broker	200	3,021	1,447	15
Due from authorized participant	—	—	—	—
Receivables:
Capital shares sold	—	233	2,743,074	855,880
Investment securities sold	—	—	33,319	34,288
Dividends	9,936	6,235	7,165	9,665
Total Assets	394,416,943	246,230,980	303,727,072	291,248,275

LIABILITIES:
Options contracts written, at value	961,154	3,166,023	3,633,660	11,169,085
Due to custodian	—	—	—	—
Due to broker	—	—	—	—
Payables:
Investment securities purchased	—	—	2,758,604	888,292
Investment advisory fees	276,770	175,421	203,317	207,846
Capital shares purchased	—	1,845,127	—	—
Total Liabilities	1,237,924	5,186,571	6,595,581	12,265,223
NET ASSETS	$393,179,019	$241,044,409	$297,131,491	$278,983,052

NET ASSETS consist of:
Paid-in capital	$398,384,902	$256,829,555	$297,798,235	$272,555,293
Par value	96,250	65,250	81,250	81,500
Accumulated distributable earnings (loss)	(5,302,133)	(15,850,396)	(747,994)	6,346,259
NET ASSETS	$393,179,019	$241,044,409	$297,131,491	$278,983,052
NET ASSET VALUE, per share	$40.85	$36.94	$36.57	$34.23
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,625,002	6,525,002	8,125,002	8,150,002
Investments, at cost - Unaffiliated	$1,957,458	$3,012,574	$1,562,128	$1,448,367
Investments, at cost - Affiliated	$—	$—	$—	$—
Total investments, at cost	$1,957,458	$3,012,574	$1,562,128	$1,448,367
Premiums paid on options contracts purchased	$370,540,611	$223,243,018	$274,662,916	$261,681,086
Premiums received on options contracts written	$17,906,344	$8,992,660	$11,143,803	$11,443,531
See Notes to Financial Statements

FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)	FT Cboe Vest Buffered Allocation Growth ETF (BUFG)

$—	$—
95,424,694	164,140,320
95,424,694	164,140,320
—	—
—	26,928,966
—	—
—	—

—	—
59,983	99,999
304	44
95,484,981	191,169,329

—	—
38,378	—
—	—

—	26,996,170
16,159	25,348
—	—
54,537	27,021,518
$95,430,444	$164,147,811

$98,062,901	$174,561,464
47,500	80,500
(2,679,957)	(10,494,153)
$95,430,444	$164,147,811
$20.09	$20.39
4,750,002	8,050,002
$—	$—
$91,334,713	$160,164,823
$91,334,713	$160,164,823
$—	$—
$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2023

	FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)	FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)	FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)	FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
INVESTMENT INCOME:
Dividends	$70,060	$53,416	$92,509	$79,925
Total investment income	70,060	53,416	92,509	79,925

EXPENSES:
Investment advisory fees	2,062,362	1,525,810	2,751,749	2,311,004
Total expenses	2,062,362	1,525,810	2,751,749	2,311,004
NET INVESTMENT INCOME (LOSS)	(1,992,302)	(1,472,394)	(2,659,240)	(2,231,079)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(15,888,129)	(14,269,357)	(23,104,590)	(32,674,666)
Written options contracts	1,808,038	909,244	16,934,251	14,032,154
In-kind redemptions - Purchased options contracts	4,146,583	4,946,117	5,636,385	4,088,984
In-kind redemptions - Written options contracts	10,205,847	5,481,577	4,555,615	3,063,650
Net realized gain (loss)	272,339	(2,932,419)	4,021,661	(11,489,878)
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	35,914,365	26,160,702	41,182,970	39,005,678
Written options contracts	3,747,865	(6,303,424)	2,917,166	(12,206,475)
Net change in unrealized appreciation (depreciation)	39,662,230	19,857,278	44,100,136	26,799,203
NET REALIZED AND UNREALIZED GAIN (LOSS)	39,934,569	16,924,859	48,121,797	15,309,325
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,942,267	$15,452,465	$45,462,557	$13,078,246
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)	FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)	FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)	FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)	FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)	FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)

$63,733	$57,062	$92,537	$91,484	$118,837	$57,363
63,733	57,062	92,537	91,484	118,837	57,363

1,934,474	1,906,143	2,602,148	2,480,095	3,272,067	1,505,174
1,934,474	1,906,143	2,602,148	2,480,095	3,272,067	1,505,174
(1,870,741)	(1,849,081)	(2,509,611)	(2,388,611)	(3,153,230)	(1,447,811)

—	—	—	—	—	—
—	—	—	—	—	—
(21,439,158)	(22,083,108)	(19,818,739)	(28,305,406)	(22,126,201)	(6,639,182)
2,353,611	1,836,799	632,456	130,703	1,772,868	4,095,966
9,461,778	5,971,044	7,508,213	13,613,327	21,660,494	5,256,927
11,568,862	7,553,576	19,155,884	10,230,759	25,643,255	7,424,317
1,945,093	(6,721,689)	7,477,814	(4,330,617)	26,950,416	10,138,028

—	—	—	—	—	—
38,304,248	35,185,868	30,010,175	26,363,344	19,812,439	12,291,713
(779,182)	(10,907,737)	5,595,421	(6,784,943)	(1,240,747)	(4,704,225)
37,525,066	24,278,131	35,605,596	19,578,401	18,571,692	7,587,488
39,470,159	17,556,442	43,083,410	15,247,784	45,522,108	17,725,516
$37,599,418	$15,707,361	$40,573,799	$12,859,173	$42,368,878	$16,277,705
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2023

	FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)	FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)	FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)	FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
INVESTMENT INCOME:
Dividends	$105,999	$45,318	$75,921	$50,948
Total investment income	105,999	45,318	75,921	50,948

EXPENSES:
Investment advisory fees	2,780,643	1,353,315	2,164,809	1,344,974
Total expenses	2,780,643	1,353,315	2,164,809	1,344,974
NET INVESTMENT INCOME (LOSS)	(2,674,644)	(1,307,997)	(2,088,888)	(1,294,026)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(10,991,418)	5,456,062	(13,972,984)	(4,752,224)
Written options contracts	2,557,368	335,768	343,056	1,310,464
In-kind redemptions - Purchased options contracts	42,051,119	9,613,648	37,229,791	14,748,502
In-kind redemptions - Written options contracts	18,034,240	4,491,213	15,004,381	5,058,436
Net realized gain (loss)	51,651,309	19,896,691	38,604,244	16,365,178
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	(5,718,158)	(7,170,214)	(4,258,777)	(1,778,541)
Written options contracts	5,273,408	4,577,404	1,221,940	750,379
Net change in unrealized appreciation (depreciation)	(444,750)	(2,592,810)	(3,036,837)	(1,028,162)
NET REALIZED AND UNREALIZED GAIN (LOSS)	51,206,559	17,303,881	35,567,407	15,337,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,531,915	$15,995,884	$33,478,519	$14,042,990
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)	FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)	FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)	FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)	FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)	FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)

$100,480	$104,773	$76,324	$79,272	$80,794	$58,959
100,480	104,773	76,324	79,272	80,794	58,959

3,104,399	3,363,485	2,241,478	1,665,858	2,228,326	1,482,474
3,104,399	3,363,485	2,241,478	1,665,858	2,228,326	1,482,474
(3,003,919)	(3,258,712)	(2,165,154)	(1,586,586)	(2,147,532)	(1,423,515)

—	—	—	—	—	—
—	—	—	—	—	—
(48,998,949)	(31,827,861)	(13,725,780)	(8,087,958)	(16,279,044)	(15,107,518)
(276,363)	650,786	(1,010,551)	1,974,326	(406,744)	4,685,499
30,694,490	48,946,578	9,264,317	10,935,806	8,685,184	7,851,211
24,387,465	14,127,975	10,028,303	5,371,776	4,586,319	4,125,143
5,806,643	31,897,478	4,556,289	10,193,950	(3,414,285)	1,554,335

—	—	—	—	—	—
26,200,751	17,685,484	33,845,491	19,742,969	38,108,430	27,304,399
(2,335,476)	(5,875,183)	6,339,569	1,409,427	10,437,026	(2,366,266)
23,865,275	11,810,301	40,185,060	21,152,396	48,545,456	24,938,133
29,671,918	43,707,779	44,741,349	31,346,346	45,131,171	26,492,468
$26,667,999	$40,449,067	$42,576,195	$29,759,760	$42,983,639	$25,068,953
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Year Ended August 31, 2023

	FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)	FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)	FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)	FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
INVESTMENT INCOME:
Dividends	$110,970	$95,844	$69,853	$85,781
Total investment income	110,970	95,844	69,853	85,781

EXPENSES:
Investment advisory fees	3,063,702	2,584,623	2,002,992	2,480,190
Total expenses	3,063,702	2,584,623	2,002,992	2,480,190
NET INVESTMENT INCOME (LOSS)	(2,952,732)	(2,488,779)	(1,933,139)	(2,394,409)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	—	—	—	—
In-kind redemptions - Affiliated	—	—	—	—
Purchased options contracts	(27,480,004)	(34,052,972)	(23,972,872)	(19,195,737)
Written options contracts	1,260,873	2,390,510	(5,581,671)	476,424
In-kind redemptions - Purchased options contracts	15,208,444	11,986,453	11,515,483	10,848,558
In-kind redemptions - Written options contracts	7,482,937	13,031,530	8,893,178	10,265,023
Net realized gain (loss)	(3,527,750)	(6,644,479)	(9,145,882)	2,394,268
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	—	—	—	—
Purchased options contracts	43,644,617	46,743,960	42,324,627	42,678,473
Written options contracts	17,349,823	(4,521,643)	7,274,414	(6,730,435)
Net change in unrealized appreciation (depreciation)	60,994,440	42,222,317	49,599,041	35,948,038
NET REALIZED AND UNREALIZED GAIN (LOSS)	57,466,690	35,577,838	40,453,159	38,342,306
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,513,958	$33,089,059	$38,520,020	$35,947,897
See Notes to Financial Statements

FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)	FT Cboe Vest Buffered Allocation Growth ETF (BUFG)

$3,556	$2,539
3,556	2,539

250,217	301,891
250,217	301,891
(246,661)	(299,352)

(527,060)	(3,022,309)
3,973,656	14,577,234
—	—
—	—
—	—
—	—
3,446,596	11,554,925

4,773,322	5,644,353
—	—
—	—
4,773,322	5,644,353
8,219,918	17,199,278
$7,973,257	$16,899,926
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)		FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(1,992,302)	$(1,391,171)	$(1,472,394)	$(753,767)
Net realized gain (loss)	272,339	14,262,964	(2,932,419)	3,109,306
Net change in unrealized appreciation (depreciation)	39,662,230	(20,809,090)	19,857,278	(7,850,906)
Net increase (decrease) in net assets resulting from operations	37,942,267	(7,937,297)	15,452,465	(5,495,367)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	406,801,786	328,102,017	258,344,193	159,018,136
Cost of shares redeemed	(296,858,003)	(257,742,698)	(221,699,055)	(70,102,594)
Net increase (decrease) in net assets resulting from shareholder transactions	109,943,783	70,359,319	36,645,138	88,915,542
Total increase (decrease) in net assets	147,886,050	62,422,022	52,097,603	83,420,175

NET ASSETS:
Beginning of period	189,233,261	126,811,239	132,930,787	49,510,612
End of period	$337,119,311	$189,233,261	$185,028,390	$132,930,787

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,850,002	3,800,002	4,325,002	1,550,002
Shares sold	11,950,000	9,675,000	8,425,000	4,975,000
Shares redeemed	(8,850,000)	(7,625,000)	(7,175,000)	(2,200,000)
Shares outstanding, end of period	8,950,002	5,850,002	5,575,002	4,325,002
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)		FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)		FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022

$(2,659,240)	$(2,252,096)	$(2,231,079)	$(2,397,117)	$(1,870,741)	$(1,156,015)
4,021,661	21,810,047	(11,489,878)	23,889,502	1,945,093	9,014,209
44,100,136	(38,316,344)	26,799,203	(29,241,578)	37,525,066	(16,742,715)
45,462,557	(18,758,393)	13,078,246	(7,749,193)	37,599,418	(8,884,521)

243,479,786	352,535,376	130,634,777	165,534,703	404,646,429	312,117,345
(205,787,010)	(289,151,113)	(240,475,793)	(137,313,869)	(318,408,317)	(188,778,497)
37,692,776	63,384,263	(109,841,016)	28,220,834	86,238,112	123,338,848
83,155,333	44,625,870	(96,762,770)	20,471,641	123,837,530	114,454,327

303,078,820	258,452,950	303,105,540	282,633,899	197,063,709	82,609,382
$386,234,153	$303,078,820	$206,342,770	$303,105,540	$320,901,239	$197,063,709

8,550,002	6,900,002	8,925,002	8,150,002	6,300,002	2,550,002
6,550,000	9,425,000	3,925,000	4,725,000	12,450,000	9,650,000
(5,525,000)	(7,775,000)	(7,100,000)	(3,950,000)	(9,850,000)	(5,900,000)
9,575,002	8,550,002	5,750,002	8,925,002	8,900,002	6,300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)		FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(1,849,081)	$(958,983)	$(2,509,611)	$(1,510,112)
Net realized gain (loss)	(6,721,689)	5,408,208	7,477,814	4,651,169
Net change in unrealized appreciation (depreciation)	24,278,131	(10,843,530)	35,605,596	(19,147,024)
Net increase (decrease) in net assets resulting from operations	15,707,361	(6,394,305)	40,573,799	(16,005,967)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	225,304,811	264,607,946	472,382,047	416,433,966
Cost of shares redeemed	(232,646,017)	(131,473,973)	(388,773,781)	(253,668,242)
Net increase (decrease) in net assets resulting from shareholder transactions	(7,341,206)	133,133,973	83,608,266	162,765,724
Total increase (decrease) in net assets	8,366,155	126,739,668	124,182,065	146,759,757

NET ASSETS:
Beginning of period	192,792,639	66,052,971	281,511,067	134,751,310
End of period	$201,158,794	$192,792,639	$405,693,132	$281,511,067

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	6,350,002	2,100,002	9,575,002	4,250,002
Shares sold	7,425,000	8,425,000	15,175,000	13,375,000
Shares redeemed	(7,625,000)	(4,175,000)	(12,550,000)	(8,050,000)
Shares outstanding, end of period	6,150,002	6,350,002	12,200,002	9,575,002
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)		FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)		FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022

$(2,388,611)	$(1,197,189)	$(3,153,230)	$(1,544,625)	$(1,447,811)	$(976,308)
(4,330,617)	6,280,511	26,950,416	(595,333)	10,138,028	(1,890,896)
19,578,401	(9,301,745)	18,571,692	(3,022,511)	7,587,488	(2,975,092)
12,859,173	(4,218,423)	42,368,878	(5,162,469)	16,277,705	(5,842,296)

396,673,654	345,991,375	625,530,976	466,357,686	170,656,279	335,159,808
(440,445,298)	(169,165,052)	(507,606,893)	(209,223,301)	(240,142,974)	(166,669,713)
(43,771,644)	176,826,323	117,924,083	257,134,385	(69,486,695)	168,490,095
(30,912,471)	172,607,900	160,292,961	251,971,916	(53,208,990)	162,647,799

265,833,462	93,225,562	363,847,762	111,875,846	226,018,414	63,370,615
$234,920,991	$265,833,462	$524,140,723	$363,847,762	$172,809,424	$226,018,414

8,900,002	3,000,002	10,200,002	3,000,002	7,150,002	1,850,002
13,400,000	11,300,000	16,850,000	13,125,000	5,250,000	10,500,000
(14,750,000)	(5,400,000)	(13,750,000)	(5,925,000)	(7,425,000)	(5,200,000)
7,550,002	8,900,002	13,300,002	10,200,002	4,975,002	7,150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)		FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(2,674,644)	$(1,307,676)	$(1,307,997)	$(782,365)
Net realized gain (loss)	51,651,309	(2,682,145)	19,896,691	(5,967,985)
Net change in unrealized appreciation (depreciation)	(444,750)	8,294,071	(2,592,810)	4,257,627
Net increase (decrease) in net assets resulting from operations	48,531,915	4,304,250	15,995,884	(2,492,723)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	538,441,639	334,243,119	111,081,853	265,756,218
Cost of shares redeemed	(351,578,773)	(153,124,271)	(131,629,473)	(129,150,213)
Net increase (decrease) in net assets resulting from shareholder transactions	186,862,866	181,118,848	(20,547,620)	136,606,005
Total increase (decrease) in net assets	235,394,781	185,423,098	(4,551,736)	134,113,282

NET ASSETS:
Beginning of period	298,497,863	113,074,765	180,064,210	45,950,928
End of period	$533,892,644	$298,497,863	$175,512,474	$180,064,210

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,200,002	3,050,002	5,550,002	1,350,002
Shares sold	13,375,000	9,450,000	3,150,000	8,275,000
Shares redeemed	(8,900,000)	(4,300,000)	(3,875,000)	(4,075,000)
Shares outstanding, end of period	12,675,002	8,200,002	4,825,002	5,550,002
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)		FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)		FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022

$(2,088,888)	$(1,310,125)	$(1,294,026)	$(649,564)	$(3,003,919)	$(1,741,152)
38,604,244	(1,608,324)	16,365,178	(4,058,404)	5,806,643	314,717
(3,036,837)	(276,815)	(1,028,162)	(408,532)	23,865,275	(13,578,659)
33,478,519	(3,195,264)	14,042,990	(5,116,500)	26,667,999	(15,005,094)

538,570,165	256,049,793	329,544,964	138,113,236	864,196,916	505,209,564
(289,430,146)	(156,983,382)	(214,085,902)	(30,595,982)	(651,916,272)	(322,863,018)
249,140,019	99,066,411	115,459,062	107,517,254	212,280,644	182,346,546
282,618,538	95,871,147	129,502,052	102,400,754	238,948,643	167,341,452

220,593,375	124,722,228	157,135,471	54,734,717	322,983,103	155,641,651
$503,211,913	$220,593,375	$286,637,523	$157,135,471	$561,931,746	$322,983,103

6,350,002	3,500,002	5,050,002	1,650,002	9,150,002	4,150,002
13,800,000	7,450,000	9,550,000	4,375,000	22,750,000	13,750,000
(7,450,000)	(4,600,000)	(6,400,000)	(975,000)	(17,350,000)	(8,750,000)
12,700,002	6,350,002	8,200,002	5,050,002	14,550,002	9,150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)		FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(3,258,712)	$(1,203,464)	$(2,165,154)	$(1,050,145)
Net realized gain (loss)	31,897,478	(7,582,194)	4,556,289	3,504,356
Net change in unrealized appreciation (depreciation)	11,810,301	(5,122,796)	40,185,060	(6,645,284)
Net increase (decrease) in net assets resulting from operations	40,449,067	(13,908,454)	42,576,195	(4,191,073)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	804,513,065	139,069,655	395,959,039	170,863,306
Cost of shares redeemed	(624,260,248)	(58,381,894)	(239,350,219)	(82,894,617)
Net increase (decrease) in net assets resulting from shareholder transactions	180,252,817	80,687,761	156,608,820	87,968,689
Total increase (decrease) in net assets	220,701,884	66,779,307	199,185,015	83,777,616

NET ASSETS:
Beginning of period	157,149,302	90,369,995	125,121,712	41,344,096
End of period	$377,851,186	$157,149,302	$324,306,727	$125,121,712

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,975,002	2,600,002	3,750,002	1,200,002
Shares sold	24,750,000	4,150,000	11,600,000	5,000,000
Shares redeemed	(18,625,000)	(1,775,000)	(6,925,000)	(2,450,000)
Shares outstanding, end of period	11,100,002	4,975,002	8,425,002	3,750,002
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)		FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)		FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022

$(1,586,586)	$(616,042)	$(2,147,532)	$(1,246,010)	$(1,423,515)	$(876,082)
10,193,950	2,114,847	(3,414,285)	8,127,411	1,554,335	5,993,732
21,152,396	(6,219,566)	48,545,456	(16,678,598)	24,938,133	(12,307,775)
29,759,760	(4,720,761)	42,983,639	(9,797,197)	25,068,953	(7,190,125)

301,664,319	123,483,254	296,029,591	221,146,291	204,061,583	157,311,288
(291,488,077)	(45,704,144)	(206,921,003)	(135,510,246)	(193,274,484)	(66,698,871)
10,176,242	77,779,110	89,108,588	85,636,045	10,787,099	90,612,417
39,936,002	73,058,349	132,092,227	75,838,848	35,856,052	83,422,292

98,899,259	25,840,910	146,368,259	70,529,411	123,932,976	40,510,684
$138,835,261	$98,899,259	$278,460,486	$146,368,259	$159,789,028	$123,932,976

3,250,002	800,002	4,450,002	2,050,002	4,050,002	1,250,002
9,950,000	3,925,000	8,950,000	6,400,000	6,475,000	4,900,000
(9,225,000)	(1,475,000)	(6,125,000)	(4,000,000)	(6,025,000)	(2,100,000)
3,975,002	3,250,002	7,275,002	4,450,002	4,500,002	4,050,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)		FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(2,952,732)	$(2,195,397)	$(2,488,779)	$(1,948,255)
Net realized gain (loss)	(3,527,750)	15,244,224	(6,644,479)	6,967,268
Net change in unrealized appreciation (depreciation)	60,994,440	(35,203,791)	42,222,317	(20,288,492)
Net increase (decrease) in net assets resulting from operations	54,513,958	(22,154,964)	33,089,059	(15,269,479)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	319,979,614	371,618,707	337,167,210	419,849,301
Cost of shares redeemed	(242,372,424)	(232,021,535)	(529,405,035)	(95,354,206)
Net increase (decrease) in net assets resulting from shareholder transactions	77,607,190	139,597,172	(192,237,825)	324,495,095
Total increase (decrease) in net assets	132,121,148	117,442,208	(159,148,766)	309,225,616

NET ASSETS:
Beginning of period	261,057,871	143,615,663	400,193,175	90,967,559
End of period	$393,179,019	$261,057,871	$241,044,409	$400,193,175

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,350,002	3,750,002	12,200,002	2,600,002
Shares sold	8,775,000	9,775,000	10,200,000	12,425,000
Shares redeemed	(6,500,000)	(6,175,000)	(15,875,000)	(2,825,000)
Shares outstanding, end of period	9,625,002	7,350,002	6,525,002	12,200,002

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)		FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)		FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)
Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

$(1,933,139)	$(1,466,254)	$(2,394,409)	$(1,055,125)	$(246,661)	$(153,311)
(9,145,882)	10,469,127	2,394,268	4,410,378	3,446,596	(7,182,794)
49,599,041	(23,910,741)	35,948,038	(11,616,669)	4,773,322	(683,341)
38,520,020	(14,907,868)	35,947,897	(8,261,416)	7,973,257	(8,019,446)

391,728,791	309,044,897	397,801,826	293,161,831	63,344,481	184,494,161
(323,259,505)	(174,937,879)	(406,358,710)	(92,853,883)	(130,727,007)	(21,635,002)
68,469,286	134,107,018	(8,556,884)	200,307,948	(67,382,526)	162,859,159
106,989,306	119,199,150	27,391,013	192,046,532	(59,409,269)	154,839,713

190,142,185	70,943,035	251,592,039	59,545,507	154,839,713	—
$297,131,491	$190,142,185	$278,983,052	$251,592,039	$95,430,444	$154,839,713

6,000,002	2,100,002	8,275,002	1,850,002	8,300,002	—
11,975,000	9,175,000	12,950,000	9,325,000	3,250,000	9,400,002
(9,850,000)	(5,275,000)	(13,075,000)	(2,900,000)	(6,800,000)	(1,100,000)
8,125,002	6,000,002	8,150,002	8,275,002	4,750,002	8,300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Cboe Vest Buffered Allocation Growth ETF (BUFG)
	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)
OPERATIONS:
Net investment income (loss)	$(299,352)	$(196,551)
Net realized gain (loss)	11,554,925	(11,328,800)
Net change in unrealized appreciation (depreciation)	5,644,353	(1,668,856)
Net increase (decrease) in net assets resulting from operations	16,899,926	(13,194,207)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	288,555,492	402,524,414
Cost of shares redeemed	(304,725,396)	(225,912,418)
Net increase (decrease) in net assets resulting from shareholder transactions	(16,169,904)	176,611,996
Total increase (decrease) in net assets	730,022	163,417,789

NET ASSETS:
Beginning of period	163,417,789	—
End of period	$164,147,811	$163,417,789

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	9,000,002	—
Shares sold	14,900,000	21,000,002
Shares redeemed	(15,850,000)	(12,000,000)
Shares outstanding, end of period	8,050,002	9,000,002

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$32.35	$33.37	$30.06
Income from investment operations:
Net investment income (loss)	(0.29) (b)	(0.19)	(0.14)
Net realized and unrealized gain (loss)	5.61	(0.83)	3.45
Total from investment operations	5.32	(1.02)	3.31
Net asset value, end of period	$37.67	$32.35	$33.37
Total return (c)	16.45%	(3.06)%	11.01%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$337,119	$189,233	$126,811
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$30.74	$31.94	$30.06
Income from investment operations:
Net investment income (loss)	(0.26) (b)	(0.04)	(0.22)
Net realized and unrealized gain (loss)	2.71	(1.16)	2.10
Total from investment operations	2.45	(1.20)	1.88
Net asset value, end of period	$33.19	$30.74	$31.94
Total return (c)	7.97%	(3.76)%	6.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$185,028	$132,931	$49,511
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$35.45	$37.46	$31.48	$30.68
Income from investment operations:
Net investment income (loss)	(0.31) (b)	(0.22)	(0.30)	(0.08)
Net realized and unrealized gain (loss)	5.20	(1.79)	6.28	0.88
Total from investment operations	4.89	(2.01)	5.98	0.80
Net asset value, end of period	$40.34	$35.45	$37.46	$31.48
Total return (c)	13.79%	(5.37)%	19.00%	2.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$386,234	$303,079	$258,453	$210,925
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is February 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$33.96	$34.68	$31.24	$30.68
Income from investment operations:
Net investment income (loss)	(0.28) (b)	(0.25)	(0.52)	(0.11)
Net realized and unrealized gain (loss)	2.21	(0.47)	3.96	0.67
Total from investment operations	1.93	(0.72)	3.44	0.56
Net asset value, end of period	$35.89	$33.96	$34.68	$31.24
Total return (c)	5.68%	(2.08)%	11.01%	1.83%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$206,343	$303,106	$282,634	$534,276
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is February 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$31.28	$32.40	$29.60
Income from investment operations:
Net investment income (loss)	(0.27) (b)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	5.05	(0.99)	2.90
Total from investment operations	4.78	(1.12)	2.80
Net asset value, end of period	$36.06	$31.28	$32.40
Total return (c)	15.28%	(3.46)%	9.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$320,901	$197,064	$82,609
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$30.36	$31.45	$29.60
Income from investment operations:
Net investment income (loss)	(0.25) (b)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	2.60	(1.00)	1.95
Total from investment operations	2.35	(1.09)	1.85
Net asset value, end of period	$32.71	$30.36	$31.45
Total return (c)	7.74%	(3.47)%	6.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$201,159	$192,793	$66,053
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$29.40	$31.71	$30.04
Income from investment operations:
Net investment income (loss)	(0.25) (b)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	4.10	(2.19)	1.75
Total from investment operations	3.85	(2.31)	1.67
Net asset value, end of period	$33.25	$29.40	$31.71
Total return (c)	13.10%	(7.28)%	5.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$405,693	$281,511	$134,751
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$29.87	$31.08	$30.04
Income from investment operations:
Net investment income (loss)	(0.24) (b)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	1.49	(1.14)	1.14
Total from investment operations	1.25	(1.21)	1.04
Net asset value, end of period	$31.12	$29.87	$31.08
Total return (c)	4.18%	(3.89)%	3.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$234,921	$265,833	$93,226
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$35.67	$37.29	$33.47	$30.34
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.05)	(0.16)	(0.07)
Net realized and unrealized gain (loss)	4.04	(1.57)	3.98	3.20
Total from investment operations	3.74	(1.62)	3.82	3.13
Net asset value, end of period	$39.41	$35.67	$37.29	$33.47
Total return (c)	10.49%	(4.34)%	11.41%	10.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$524,141	$363,848	$111,876	$38,487
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is May 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$31.61	$34.25	$32.16	$30.35
Income from investment operations:
Net investment income (loss)	(0.27) (b)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	3.40	(2.59)	2.17	1.88
Total from investment operations	3.13	(2.64)	2.09	1.81
Net asset value, end of period	$34.74	$31.61	$34.25	$32.16
Total return (c)	9.90%	(7.71)%	6.50%	5.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$172,809	$226,018	$63,371	$11,255
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is May 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$36.40	$37.07	$32.56	$30.25
Income from investment operations:
Net investment income (loss)	(0.31) (b)	(0.08)	(0.15)	(0.05)
Net realized and unrealized gain (loss)	6.03	(0.59) (c)	4.66	2.36
Total from investment operations	5.72	(0.67)	4.51	2.31
Net asset value, end of period	$42.12	$36.40	$37.07	$32.56
Total return (d)	15.71%	(1.81)%	13.85%	7.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$533,893	$298,498	$113,075	$48,845
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (e)
Portfolio turnover rate (f)	0%	0%	0%	0%

(a)	Inception date is June 19, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$32.44	$34.04	$31.62	$30.25
Income from investment operations:
Net investment income (loss)	(0.28) (b)	(0.07)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	4.22	(1.53)	2.55	1.41
Total from investment operations	3.94	(1.60)	2.42	1.37
Net asset value, end of period	$36.38	$32.44	$34.04	$31.62
Total return (c)	12.15%	(4.70)%	7.65%	4.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$175,512	$180,064	$45,951	$20,551
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is June 19, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$34.74	$35.63	$31.61	$30.24
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.17)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	5.18	(0.72)	4.11	1.39
Total from investment operations	4.88	(0.89)	4.02	1.37
Net asset value, end of period	$39.62	$34.74	$35.63	$31.61
Total return (c)	14.05%	(2.50)%	12.72%	4.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$503,212	$220,593	$124,722	$33,194
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$31.12	$33.17	$30.96	$30.24
Income from investment operations:
Net investment income (loss)	(0.26) (b)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	4.10	(1.97)	2.30	0.74
Total from investment operations	3.84	(2.05)	2.21	0.72
Net asset value, end of period	$34.96	$31.12	$33.17	$30.96
Total return (c)	12.34%	(6.18)%	7.14%	2.38%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$286,638	$157,135	$54,735	$12,384
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$35.30	$37.50	$32.95	$30.10
Income from investment operations:
Net investment income (loss)	(0.30) (b)	(0.12)	(0.13)	(0.08)
Net realized and unrealized gain (loss)	3.62	(2.08)	4.68	2.93
Total from investment operations	3.32	(2.20)	4.55	2.85
Net asset value, end of period	$38.62	$35.30	$37.50	$32.95
Total return (c)	9.41%	(5.87)%	13.81%	9.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$561,932	$322,983	$155,642	$36,246
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is November 6, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$31.59	$34.76	$32.15	$30.10
Income from investment operations:
Net investment income (loss)	(0.26) (b)	(0.14)	(0.49)	(0.19)
Net realized and unrealized gain (loss)	2.71	(3.03)	3.10	2.24
Total from investment operations	2.45	(3.17)	2.61	2.05
Net asset value, end of period	$34.04	$31.59	$34.76	$32.15
Total return (c)	7.76%	(9.12)%	8.12%	6.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$377,851	$157,149	$90,370	$133,431
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is November 6, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$33.37	$34.45	$29.76
Income from investment operations:
Net investment income (loss)	(0.29) (b)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	5.41	(0.91)	4.85
Total from investment operations	5.12	(1.08)	4.69
Net asset value, end of period	$38.49	$33.37	$34.45
Total return (c)	15.34%	(3.13)%	15.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$324,307	$125,122	$41,344
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$30.43	$32.30	$29.76
Income from investment operations:
Net investment income (loss)	(0.26) (b)	(0.27) (b)	(0.25)
Net realized and unrealized gain (loss)	4.76	(1.60)	2.79
Total from investment operations	4.50	(1.87)	2.54
Net asset value, end of period	$34.93	$30.43	$32.30
Total return (c)	14.79%	(5.79)%	8.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$138,835	$98,899	$25,841
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$32.89	$34.40	$29.87
Income from investment operations:
Net investment income (loss)	(0.28) (b)	(0.17)	(0.21)
Net realized and unrealized gain (loss)	5.67	(1.34)	4.74
Total from investment operations	5.39	(1.51)	4.53
Net asset value, end of period	$38.28	$32.89	$34.40
Total return (c)	16.39%	(4.39)%	15.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$278,460	$146,368	$70,529
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$30.60	$32.41	$29.87
Income from investment operations:
Net investment income (loss)	(0.27) (b)	(0.08)	(0.21)
Net realized and unrealized gain (loss)	5.18	(1.73)	2.75
Total from investment operations	4.91	(1.81)	2.54
Net asset value, end of period	$35.51	$30.60	$32.41
Total return (c)	16.05%	(5.58)%	8.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$159,789	$123,933	$40,511
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$35.52	$38.30	$32.89	$30.56
Income from investment operations:
Net investment income (loss)	(0.31) (b)	(0.05)	(0.40)	(0.10)
Net realized and unrealized gain (loss)	5.64	(2.73)	5.81	2.43
Total from investment operations	5.33	(2.78)	5.41	2.33
Net asset value, end of period	$40.85	$35.52	$38.30	$32.89
Total return (c)	15.01%	(7.26)%	16.45%	7.62%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$393,179	$261,058	$143,616	$138,133
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.85)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is November 15, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$32.80	$34.99	$32.09	$30.55
Income from investment operations:
Net investment income (loss)	(0.28) (b)	(0.28) (b)	(0.43)	(0.10)
Net realized and unrealized gain (loss)	4.42	(1.91)	3.33	1.64
Total from investment operations	4.14	(2.19)	2.90	1.54
Net asset value, end of period	$36.94	$32.80	$34.99	$32.09
Total return (c)	12.62%	(6.26)%	9.04%	5.04%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$241,044	$400,193	$90,968	$146,012
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%	0%

(a)	Inception date is November 15, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$31.69	$33.78	$30.27
Income from investment operations:
Net investment income (loss)	(0.27) (b)	(0.28) (b)	(0.17)
Net realized and unrealized gain (loss)	5.15	(1.81)	3.68
Total from investment operations	4.88	(2.09)	3.51
Net asset value, end of period	$36.57	$31.69	$33.78
Total return (c)	15.40%	(6.19)%	11.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$297,131	$190,142	$70,943
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$30.40	$32.19	$30.27
Income from investment operations:
Net investment income (loss)	(0.26) (b)	(0.26) (b)	(0.18)
Net realized and unrealized gain (loss)	4.09	(1.53)	2.10
Total from investment operations	3.83	(1.79)	1.92
Net asset value, end of period	$34.23	$30.40	$32.19
Total return (c)	12.60%	(5.56)%	6.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$278,983	$251,592	$59,546
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$18.66	$20.01
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.02)
Net realized and unrealized gain (loss)	1.47	(1.33)
Total from investment operations	1.43	(1.35)
Net asset value, end of period	$20.09	$18.66
Total return (c)	7.66%	(6.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$95,430	$154,840
Ratio of total expenses to average net assets (d)	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	372%	445%

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Buffered Allocation Growth ETF (BUFG)

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$18.16	$20.01
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.02)
Net realized and unrealized gain (loss)	2.27	(1.83)
Total from investment operations	2.23	(1.85)
Net asset value, end of period	$20.39	$18.16
Total return (c)	12.28%	(9.25)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$164,148	$163,418
Ratio of total expenses to average net assets (d)	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	475%	411%

(a)	Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the twenty-six funds (each a “Fund” and collectively, the “Funds”) listed  below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Cboe Vest U.S. Equity Buffer ETF - January – (ticker “FJAN”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - January – (ticker “DJAN”)
FT Cboe Vest U.S. Equity Buffer ETF - February – (ticker “FFEB”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - February – (ticker “DFEB”)
FT Cboe Vest U.S. Equity Buffer ETF - March – (ticker “FMAR”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - March – (ticker “DMAR”)
FT Cboe Vest U.S. Equity Buffer ETF - April – (ticker “FAPR”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - April – (ticker “DAPR”)
FT Cboe Vest U.S. Equity Buffer ETF - May – (ticker “FMAY”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - May – (ticker “DMAY”)
FT Cboe Vest U.S. Equity Buffer ETF - June – (ticker “FJUN”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - June – (ticker “DJUN”)
FT Cboe Vest U.S. Equity Buffer ETF - July – (ticker “FJUL”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - July – (ticker “DJUL”)
FT Cboe Vest U.S. Equity Buffer ETF - August – (ticker “FAUG”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - August – (ticker “DAUG”)
FT Cboe Vest U.S. Equity Buffer ETF - September – (ticker “FSEP”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September – (ticker “DSEP”)
FT Cboe Vest U.S. Equity Buffer ETF - October – (ticker “FOCT”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October – (ticker “DOCT”)
FT Cboe Vest U.S. Equity Buffer ETF - November – (ticker “FNOV”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - November – (ticker “DNOV”)
FT Cboe Vest U.S. Equity Buffer ETF - December – (ticker “FDEC”)
FT Cboe Vest U.S. Equity Deep Buffer ETF - December – (ticker “DDEC”)
FT Cboe Vest Buffered Allocation Defensive ETF – (ticker “BUFT”)
FT Cboe Vest Buffered Allocation Growth ETF – (ticker “BUFG”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
The investment objective of FJAN is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 19.04% (before fees, expenses and taxes) and 18.19% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from January 23, 2023 to January 19, 2024. Prior to January 23, 2023, the Fund’s investment objective included an upside cap of 14.20% (before fees, expenses and taxes) and 13.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of January 24, 2022 to January 20, 2023.
The investment objective of DJAN is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.70% (before fees, expenses and taxes) and 13.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from January 23, 2023 to January 19, 2024. Prior to January 23, 2023, the Fund’s investment objective included an

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
upside cap of 9.03% (before fees, expenses and taxes) and 8.18% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of January 24, 2022 to January 20, 2023.
The investment objective of FFEB is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 19.25% (before fees, expenses and taxes) and 18.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from February 21, 2023 to February 16, 2024. Prior to February 21, 2023, the Fund’s investment objective included an upside cap of 14.25% (before fees, expenses and taxes) and 13.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of February 22, 2022 to February 17, 2023.
The investment objective of DFEB is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.97% (before fees, expenses and taxes) and 14.12% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from February 21, 2023 to February 16, 2024. Prior to February 21, 2023, the Fund’s investment objective included an upside cap of 9.30% (before fees, expenses and taxes) and 8.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of February 22, 2022 to February 17, 2023.
The investment objective of FMAR is to seek to provide investors with returns that match the price return of the Underlying ETF, up to a predetermined upside cap of 19.35% (before fees and expenses) and 18.50% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees and expenses) of Underlying ETF losses, over the period from March 20, 2023 to March 15, 2024. Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 14.78% (before fees and expenses) and 13.93% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of March 21, 2022 to March 17, 2023.
The investment objective of DMAR is to seek to provide investors with returns that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.36% (before fees and expenses) and 13.51% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees and expenses) over the period from March 20, 2023 to March 15, 2024. Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 10.02% (before fees and expenses) and 9.17% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of March 21, 2022 to March 17, 2023.
The investment objective of FAPR is to seek to provide investors with returns that match the price return of the Underlying ETF, up to a predetermined upside cap of 18.48% (before fees and expenses) and 17.63% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from April 24, 2023 to April 19, 2024. Prior to April 24, 2023, the Fund’s investment objective included an upside cap of 16.35% (before fees and expenses) and 15.48% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of April 18, 2022 to April 21, 2023.
The investment objective of DAPR is to seek to provide investors with returns that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.05% (before fees and expenses) and 13.20% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -30% over the period from April 24, 2023 to April 19, 2024. Prior to April 24, 2023, the Fund’s investment objective included an upside cap of 10.96% (before fees and expenses) and 10.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of April 18, 2022 to April 21, 2023.
The investment objective of FMAY is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.65% (before fees, expenses and taxes) and 16.80% (after fees

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from May 22, 2023 to May 17, 2024. Prior to May 22, 2023, the Fund’s investment objective included an upside cap of 20.45% (before fees, expenses and taxes) and 19.60% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of May 23, 2022 to May 19, 2023.
The investment objective of DMAY is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 13.67% (before fees, expenses and taxes) and 12.82% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from May 22, 2023 to May 17, 2024. Prior to May 22, 2023, the Fund’s investment objective included an upside cap of 13.93% (before fees, expenses and taxes) and 13.08% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of May 23, 2022 to May 19, 2023.
The investment objective of FJUN is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 18.25% (before fees, expenses and taxes) and 17.39% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June 20, 2023 to June 21, 2024. Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 22.20% (before fees, expenses and taxes) and 21.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of June 21, 2022 to June 16, 2023.
The investment objective of DJUN is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.70% (before fees, expenses and taxes) and 13.84% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from June 20, 2023 to June 21, 2024. Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 15.59% (before fees, expenses and taxes) and 14.74% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of June 21, 2022 to June 16, 2023.
The investment objective of FJUL is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 17.46% (before fees, expenses and taxes) and 16.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from July 24, 2023 to July 19. 2024. Prior to July 24, 2023, the Fund’s investment objective included an upside cap of 21.30% (before fees, expenses and taxes) and 20.44% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of July 18, 2022 to July 21, 2023.
The investment objective of DJUL is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.79% (before fees, expenses and taxes) and 13.94% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from July 24, 2023 to July 19. 2024. Prior to July 24, 2023, the Fund’s investment objective included an upside cap of 15.02% (before fees, expenses and taxes) and 14.16% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of July 18, 2022 to July 21, 2023.
The investment objective of FAUG is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 18.70% (before fees, expenses and taxes) and 17.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from August 21, 2023 to August 16, 2024. Prior to August 21, 2023, the Fund’s investment objective included an upside cap of

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
20.46% (before fees, expenses and taxes) and 19.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of August 22, 2022 to August 18, 2023.
The investment objective of DAUG is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 15.24% (before fees, expenses and taxes) and 14.39% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from August 21, 2023 to August 16, 2024. Prior to August 21, 2023, the Fund’s investment objective included an upside cap of 14.47% (before fees, expenses and taxes) and 13.62% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of August 22, 2022 to August 18, 2023.
The investment objective of FSEP is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 23.41% (before fees, expenses and taxes) and 22.56% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from September 19, 2022 to September 15, 2023. Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 12.20% (before fees, expenses and taxes) and 11.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 20, 2021 to September 16, 2022.
The investment objective of DSEP is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 16.98% (before fees, expenses and taxes) and 16.13% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from September 19, 2022 to September 15, 2023. Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 7.43% (before fees, expenses and taxes) and 6.58% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 20, 2021 to September 16, 2022.
The investment objective of FOCT is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 27.12% (before fees, expenses and taxes) and 26.27% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from October 24, 2022 to October 20, 2023. Prior to October 24, 2022, the Fund’s investment objective included an upside cap of 11.70% (before fees, expenses and taxes) and 10.84% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of October 18, 2021 to October 21, 2022.
The investment objective of DOCT is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 19.20% (before fees, expenses and taxes) and 18.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from October 24, 2022 to October 20, 2023. Prior to October 24, 2022, the Fund’s investment objective included an upside cap of 7.22% (before fees, expenses and taxes) and 6.36% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of October 18, 2021 to October 21, 2022.
The investment objective of FNOV is to seek to provide investors with returns (before fees, expenses and taxes) that match the price of the Underlying ETF, up to a predetermined upside cap of 23.77% (before fees, expenses and taxes) and 22.92% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from November 21, 2022 to November 17, 2023. Prior to November 21, 2022, the Fund’s investment objective included an upside cap of

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
12.10% (before fees, expenses and taxes) and 11.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of November 22, 2021 to November 18, 2022.
The investment objective of DNOV is to seek to provide investors with returns (before fees, expenses and taxes) that match the price of the Underlying ETF, up to a predetermined upside cap of 17.19% (before fees, expenses and taxes) and 16.34% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from November 21, 2022 to November 17, 2023. Prior to November 21, 2022, the Fund’s investment objective included an upside cap of 7.60% (before fees, expenses and taxes) and 6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of November 22, 2021 to November 18, 2022.
The investment objective of FDEC is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 23.10% (before fees, expenses and taxes) and 22.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from December 19, 2022 to December 15, 2023. Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 13.10% (before fees, expenses and taxes) and 12.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.
The investment objective of DDEC is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Underlying ETF, up to a predetermined upside cap of 16.68% (before fees, expenses and taxes) and 15.83% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes) over the period from December 19, 2022 to December 15, 2023. Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 8.10% (before fees, expenses and taxes) and 7.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.
Under normal market conditions, each Fund, except BUFT and BUFG, will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF.
The investment objective of BUFT is to seek to provide investors with capital preservation. BUFT seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined cap, while providing a defined buffer against losses of SPY over a defined one-year period (“SPY Underlying ETFs”). Under normal market conditions, BUFT will invest substantially all of its assets in SPY Underlying ETFs. Unlike the SPY Underlying ETFs, BUFT itself does not pursue a target outcome strategy. The buffer is only provided by the SPY Underlying ETFs and BUFT itself does not provide any stated buffer against losses. In order to understand BUFT’s strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.
The investment objective of BUFG is to seek to provide investors with capital appreciation. BUFG seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of the SPY, up to a predetermined cap, while providing a defined buffer against losses of SPY over a defined one-year period. Under normal market conditions, BUFG will invest substantially all of its assets in SPY Underlying ETFs. Unlike the SPY Underlying ETFs, BUFG itself does not pursue a target outcome strategy. The buffer is only provided by the SPY Underlying ETFs and BUFG itself does not provide any stated buffer against losses. In order to understand BUFG’s strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
(“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
ETFs listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Negative dividend amount, if any, represents charges by broker on excess cash held in the account.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund, with the exception of BUFT and BUFG, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2023 are FLEX Options.
D. Affiliated Transactions
BUFT and BUFG invest in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Amounts relating to investments in BUFT at August 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2023	Value at 8/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	547,320	$—	$86,465,736	$(70,051,863)	$137,378	$1,576,535	$18,127,786	$—
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	—	—	56,260,032	(56,694,535)	—	434,503	—	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	685,348	—	79,300,799	(58,504,023)	1,175,199	370,370	22,342,345	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	560,142	—	61,794,653	(45,467,986)	955,915	93,023	17,375,605	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	—	27,695,088	57,520,542	(86,194,739)	561,439	417,670	—	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	—	33,229,031	10,055,926	(44,028,485)	(510,511)	1,254,039	—	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	—	28,339,734	5,544,834	(33,881,133)	557,155	(560,590)	—	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	—	—	27,016,803	(27,085,825)	—	69,022	—	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	521,154	—	54,362,291	(35,491,841)	110,675	(485,839)	18,495,286	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	—	36,265,081	37,699,934	(73,636,580)	26,079	(354,514)	—	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	557,839	29,300,856	52,321,569	(64,931,123)	1,759,993	632,377	19,083,672	—
		$154,829,790	$528,343,119	$(595,968,133)	$4,773,322	$3,446,596	$95,424,694	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Amounts relating to investments in BUFG at August 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2023	Value at 8/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
FT Cboe Vest U.S. Equity Buffer ETF - January	—	$30,494,147	$113,357,655	$(145,429,986)	$868,883	$709,301	$—	$—
FT Cboe Vest U.S. Equity Buffer ETF - February	—	31,696,575	92,768,715	(126,488,836)	1,004,478	1,019,068	—	—
FT Cboe Vest U.S. Equity Buffer ETF - March	—	32,415,210	81,872,458	(116,058,885)	22,462	1,748,755	—	—
FT Cboe Vest U.S. Equity Buffer ETF - April	—	34,030,426	78,712,525	(114,276,084)	87,382	1,445,751	—	—
FT Cboe Vest U.S. Equity Buffer ETF - May	701,095	—	106,442,528	(80,059,681)	345,719	936,643	27,665,209	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	—	—	31,200,697	(31,830,933)	—	630,236	—	—
FT Cboe Vest U.S. Equity Buffer ETF - June	847,539	—	49,596,386	(14,921,590)	701,947	185,993	35,562,736	—
FT Cboe Vest U.S. Equity Buffer ETF - July	897,446	—	35,627,882	(849,577)	823,117	261	35,601,683	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	—	—	22,627,997	(22,240,200)	—	(387,797)	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Security Name	Shares at 8/31/2023	Value at 8/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
FT Cboe Vest U.S. Equity Buffer ETF - August	907,290	$34,782,628	$87,501,356	$(87,753,851)	$1,277,788	$(741,163)	$35,066,758	$—
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	—	—	44,794,883	(44,954,888)	—	160,005	—	—
FT Cboe Vest U.S. Equity Buffer ETF - September	785,210	—	60,157,434	(30,647,185)	512,577	221,108	30,243,934	—
FT Cboe Vest U.S. Equity Buffer ETF - October	—	—	35,534,534	(35,526,482)	—	(8,052)	—	—
FT Cboe Vest U.S. Equity Buffer ETF - November	—	—	116,075,213	(121,202,449)	—	5,127,236	—	—
FT Cboe Vest U.S. Equity Buffer ETF - December	—	—	52,295,996	(52,803,576)	—	507,580	—	—
		$163,418,986	$1,008,566,259	$(1,025,044,203)	$5,644,353	$11,554,925	$164,140,320	$—
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of BUFT and BUFG which are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2023 or 2022.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest U.S. Equity Buffer ETF - January	31-Jan-23	$(137,306)	$(29,982,842)	$3,635,636
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	31-Jan-23	(111,263)	(19,422,414)	2,022,145
FT Cboe Vest U.S. Equity Buffer ETF - February	28-Feb-23	(359,202)	(38,466,409)	(4,874,419)
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	28-Feb-23	(385,824)	(44,870,121)	(3,539,050)
FT Cboe Vest U.S. Equity Buffer ETF - March	31-Mar-23	(420,703)	(21,718,387)	7,287,362
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	31-Mar-23	(531,328)	(25,784,617)	3,881,233
FT Cboe Vest U.S. Equity Buffer ETF - April	30-Apr-23	(728,333)	(35,503,195)	3,283,226
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	30-Apr-23	(845,872)	(36,358,995)	2,284,725
FT Cboe Vest U.S. Equity Buffer ETF - May	31-May-23	(1,243,191)	(45,808,011)	(485,840)
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	31-May-23	(517,523)	(16,485,725)	(519,741)
FT Cboe Vest U.S. Equity Buffer ETF - June	30-Jun-23	(1,184,523)	(34,693,385)	4,319,551
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	30-Jun-23	(597,215)	(10,997,219)	956,237
FT Cboe Vest U.S. Equity Buffer ETF - July	31-Jul-23	(1,179,058)	(27,762,019)	3,048,348
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	31-Jul-23	(653,040)	(10,936,953)	1,730,127
FT Cboe Vest U.S. Equity Buffer ETF - August	31-Aug-23	(2,196,559)	(83,067,907)	11,851,622
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	31-Aug-23	(2,544,081)	(55,860,527)	7,565,487
FT Cboe Vest U.S. Equity Buffer ETF - September	30-Sep-22	(855,077)	(17,454,328)	(8,870,272)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	30-Sep-22	(550,054)	(9,825,475)	(4,979,997)
FT Cboe Vest U.S. Equity Buffer ETF - October	31-Oct-22	(1,170,635)	(25,935,068)	4,939,509
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	31-Oct-22	(866,505)	(15,859,109)	2,287,446
FT Cboe Vest U.S. Equity Buffer ETF - November	30-Nov-22	(2,295,294)	(50,685,759)	6,018,153
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	30-Nov-22	(2,456,082)	(43,706,762)	4,082,331
FT Cboe Vest U.S. Equity Buffer ETF - December	31-Dec-22	—	(35,037,567)	(1,156,060)
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	31-Dec-22	—	(28,144,288)	64,468
FT Cboe Vest Buffered Allocation Defensive ETF	31-Aug-23	(144,145)	(6,580,754)	4,044,942
FT Cboe Vest Buffered Allocation Growth ETF	31-Aug-23	(194,496)	(14,114,916)	3,815,259
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FFEB, DFEB, FMAY, DMAY, FJUN, DJUN, FJUL, DJUL, FAUG, DAUG, FNOV, and DNOV, the taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. For FJAN, DJAN, FMAR, DMAR, FAPR, DAPR, FSEP, DSEP, FOCT, DOCT, FDEC, and DDEC, the taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. For BUFT and BUFG, the taxable years ended 2022 and 2023 remain open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Cboe Vest U.S. Equity Buffer ETF - January	31-Jan-23	$29,982,842
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	31-Jan-23	19,422,414
FT Cboe Vest U.S. Equity Buffer ETF - February	28-Feb-23	38,466,409
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	28-Feb-23	44,870,121
FT Cboe Vest U.S. Equity Buffer ETF - March	31-Mar-23	21,718,387
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	31-Mar-23	25,784,617
FT Cboe Vest U.S. Equity Buffer ETF - April	30-Apr-23	35,503,195
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	30-Apr-23	36,358,995
FT Cboe Vest U.S. Equity Buffer ETF - May	31-May-23	45,808,011
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	31-May-23	16,485,725
FT Cboe Vest U.S. Equity Buffer ETF - June	30-Jun-23	34,693,385
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	30-Jun-23	10,997,219
FT Cboe Vest U.S. Equity Buffer ETF - July	31-Jul-23	27,762,019
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	31-Jul-23	10,936,953
FT Cboe Vest U.S. Equity Buffer ETF - August	31-Aug-23	83,067,907
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	31-Aug-23	55,860,527
FT Cboe Vest U.S. Equity Buffer ETF - September	30-Sep-22	17,454,328
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	30-Sep-22	9,825,475
FT Cboe Vest U.S. Equity Buffer ETF - October	31-Oct-22	25,935,068
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	31-Oct-22	15,859,109
FT Cboe Vest U.S. Equity Buffer ETF - November	30-Nov-22	50,685,759
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	30-Nov-22	43,706,762
FT Cboe Vest U.S. Equity Buffer ETF - December	31-Dec-22	35,037,567
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	31-Dec-22	28,144,288
FT Cboe Vest Buffered Allocation Defensive ETF	31-Aug-23	6,580,754
FT Cboe Vest Buffered Allocation Growth ETF	31-Aug-23	14,114,916
During the applicable taxable year end, the Fund listed below utilized non-expiring capital loss carryforwards in the following amount:

Capital Loss Utilized
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	$5,879,702
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Cboe Vest U.S. Equity Buffer ETF - January	31-Jan-23	$137,306	$—
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	31-Jan-23	111,263	—
FT Cboe Vest U.S. Equity Buffer ETF - February	28-Feb-23	359,202	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	28-Feb-23	385,824	—
FT Cboe Vest U.S. Equity Buffer ETF - March	31-Mar-23	420,703	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	31-Mar-23	531,328	—
FT Cboe Vest U.S. Equity Buffer ETF - April	30-Apr-23	728,333	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	30-Apr-23	845,872	—
FT Cboe Vest U.S. Equity Buffer ETF - May	31-May-23	1,243,191	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	31-May-23	517,523	—
FT Cboe Vest U.S. Equity Buffer ETF - June	30-Jun-23	1,184,523	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	30-Jun-23	597,215	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Cboe Vest U.S. Equity Buffer ETF - July	31-Jul-23	$1,179,058	$—
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	31-Jul-23	653,040	—
FT Cboe Vest U.S. Equity Buffer ETF - August	31-Aug-23	2,196,559	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	31-Aug-23	2,544,081	—
FT Cboe Vest U.S. Equity Buffer ETF - September	30-Sep-22	855,077	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	30-Sep-22	550,054	—
FT Cboe Vest U.S. Equity Buffer ETF - October	31-Oct-22	1,170,635	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	31-Oct-22	866,505	—
FT Cboe Vest U.S. Equity Buffer ETF - November	30-Nov-22	2,295,294	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	30-Nov-22	2,456,082	—
FT Cboe Vest U.S. Equity Buffer ETF - December	31-Dec-22	—	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	31-Dec-22	—	—
FT Cboe Vest Buffered Allocation Defensive ETF	31-Aug-23	144,145	—
FT Cboe Vest Buffered Allocation Growth ETF	31-Aug-23	194,496	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Cboe Vest U.S. Equity Buffer ETF - January	31-Jan-23	$1,442,186	$(11,785,983)	$10,343,797
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	31-Jan-23	1,051,044	(8,183,990)	7,132,946
FT Cboe Vest U.S. Equity Buffer ETF - February	28-Feb-23	2,245,811	(4,588,854)	2,343,043
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	28-Feb-23	2,500,553	(4,856,709)	2,356,156
FT Cboe Vest U.S. Equity Buffer ETF - March	31-Mar-23	1,388,758	(19,783,156)	18,394,398
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	31-Mar-23	1,377,164	(13,249,994)	11,872,830
FT Cboe Vest U.S. Equity Buffer ETF - April	30-Apr-23	1,842,454	(23,109,911)	21,267,457
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	30-Apr-23	1,668,111	(24,417,953)	22,749,842
FT Cboe Vest U.S. Equity Buffer ETF - May	31-May-23	2,211,845	(45,461,103)	43,249,258
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	31-May-23	1,327,677	(14,746,251)	13,418,574
FT Cboe Vest U.S. Equity Buffer ETF - June	30-Jun-23	1,797,084	(60,408,412)	58,611,328
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	30-Jun-23	1,121,227	(15,047,748)	13,926,521
FT Cboe Vest U.S. Equity Buffer ETF - July	31-Jul-23	1,509,345	(52,573,528)	51,064,183
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	31-Jul-23	927,373	(20,255,396)	19,328,023
FT Cboe Vest U.S. Equity Buffer ETF - August	31-Aug-23	1,988,085	(54,420,928)	52,432,843
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	31-Aug-23	1,557,849	(63,013,496)	61,455,647
FT Cboe Vest U.S. Equity Buffer ETF - September	30-Sep-22	452,639	(12,894,065)	12,441,426
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	30-Sep-22	277,125	(5,256,484)	4,979,359
FT Cboe Vest U.S. Equity Buffer ETF - October	31-Oct-22	659,218	(7,054,936)	6,395,718
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	31-Oct-22	399,483	(6,352,069)	5,952,586
FT Cboe Vest U.S. Equity Buffer ETF - November	30-Nov-22	1,541,552	(13,540,887)	11,999,335
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	30-Nov-22	829,100	(23,892,132)	23,063,032
FT Cboe Vest U.S. Equity Buffer ETF - December	31-Dec-22	1,802,449	(19,037,214)	17,234,765
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	31-Dec-22	1,605,464	(15,383,985)	13,778,521
FT Cboe Vest Buffered Allocation Defensive ETF	31-Aug-23	247,880	(2,903,955)	2,656,075

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Cboe Vest Buffered Allocation Growth ETF	31-Aug-23	$290,532	$(14,180,118)	$13,889,586
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest U.S. Equity Buffer ETF - January	$308,654,133	$45,445,324	$(16,790,199)	$28,655,125
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	171,693,877	23,079,278	(9,630,643)	13,448,635
FT Cboe Vest U.S. Equity Buffer ETF - February	357,642,669	46,890,507	(18,033,670)	28,856,837
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	192,138,270	23,486,638	(9,147,982)	14,338,656
FT Cboe Vest U.S. Equity Buffer ETF - March	294,929,527	40,605,878	(14,468,951)	26,136,927
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	187,518,097	30,392,543	(16,618,225)	13,774,318
FT Cboe Vest U.S. Equity Buffer ETF - April	382,475,482	41,694,828	(18,252,141)	23,442,687
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	223,396,164	23,987,571	(11,525,984)	12,461,587
FT Cboe Vest U.S. Equity Buffer ETF - May	503,677,552	40,180,819	(19,366,735)	20,814,084
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	166,458,705	14,325,543	(7,848,892)	6,476,651
FT Cboe Vest U.S. Equity Buffer ETF - June	521,858,178	18,400,080	(6,026,270)	12,373,810
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	172,969,515	5,403,683	(2,754,380)	2,649,303
FT Cboe Vest U.S. Equity Buffer ETF - July	503,884,489	3,804,560	(4,187,434)	(382,874)
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	287,537,054	1,860,842	(2,541,498)	(680,656)
FT Cboe Vest U.S. Equity Buffer ETF - August	550,384,634	18,884,058	(7,032,436)	11,851,622
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	371,421,623	14,756,632	(7,191,145)	7,565,487
FT Cboe Vest U.S. Equity Buffer ETF - September	292,824,109	48,418,053	(16,759,910)	31,658,143
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	125,398,557	23,252,147	(9,721,058)	13,531,089
FT Cboe Vest U.S. Equity Buffer ETF - October	240,196,805	57,176,312	(18,703,955)	38,472,357
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	144,377,318	24,477,740	(8,952,812)	15,524,928
FT Cboe Vest U.S. Equity Buffer ETF - November	354,602,169	65,070,587	(26,227,103)	38,843,484
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	217,322,708	39,091,284	(13,358,524)	25,732,760
FT Cboe Vest U.S. Equity Buffer ETF - December	265,096,117	45,078,239	(12,865,949)	32,212,290
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	251,686,066	44,565,007	(17,071,731)	27,493,276
FT Cboe Vest Buffered Allocation Defensive ETF	91,379,752	4,044,942	—	4,044,942
FT Cboe Vest Buffered Allocation Growth ETF	160,325,061	3,990,250	(174,991)	3,815,259
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, BUFT and BUFG incur pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. Effective November 1, 2022, the annual unitary management fee payable by each Fund, with the exception of BUFT and BUFG, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
For BUFT and BUFG, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
Prior to November 1, 2022, First Trust was paid an annual unitary management fee of 0.85% of each Fund’s average daily net assets,  with the exception of BUFT and BUFG, which paid an annual unitary management fee of 0.20%.
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Cboe VestSM Financial LLC (“Cboe Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds (other than BUFT and BUFG), the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund’s assets and will pay Cboe Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months (or shorter period during the first eleven months of the Investment Sub-Advisory Agreement) are subtracted from the unitary management fee for that month. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of BUFT and BUFG, the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund’s assets and will pay Cboe Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Cboe Vest’s 50% share of each of BUFT and BUFG’s expenses for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Cboe Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2023, the Funds, except BUFT and BUFG, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFT and BUFG, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the fiscal year ended August 31, 2023, the cost of purchases and proceeds from sales of investments for BUFT and BUFG, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Cboe Vest Buffered Allocation Defensive ETF	$465,041,756	$465,299,696
FT Cboe Vest Buffered Allocation Growth ETF	720,130,745	720,448,676
For the fiscal year ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Cboe Vest U.S. Equity Buffer ETF - January	$—	$210,388,633
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	—	161,312,245
FT Cboe Vest U.S. Equity Buffer ETF - February	—	120,614,787
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	—	101,451,979
FT Cboe Vest U.S. Equity Buffer ETF - March	—	266,194,515
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	—	178,722,280
FT Cboe Vest U.S. Equity Buffer ETF - April	—	359,253,018
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	—	346,033,672
FT Cboe Vest U.S. Equity Buffer ETF - May	—	436,766,198
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	—	178,132,457
FT Cboe Vest U.S. Equity Buffer ETF - June	—	311,645,428
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	—	107,235,057
FT Cboe Vest U.S. Equity Buffer ETF - July	—	255,814,731
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	—	152,182,347
FT Cboe Vest U.S. Equity Buffer ETF - August	—	539,224,281
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	—	547,447,505
FT Cboe Vest U.S. Equity Buffer ETF - September	—	201,850,040
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	—	189,689,999
FT Cboe Vest U.S. Equity Buffer ETF - October	—	111,401,054
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	—	115,117,223
FT Cboe Vest U.S. Equity Buffer ETF - November	—	184,798,269
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	—	380,859,749
FT Cboe Vest U.S. Equity Buffer ETF - December	—	279,399,377
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	—	346,582,157
FT Cboe Vest Buffered Allocation Defensive ETF	63,301,363	130,668,437
FT Cboe Vest Buffered Allocation Growth ETF	288,435,514	304,595,527

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FJAN
Options contracts	Equity Risk	Options contracts purchased, at value	$342,337,860	Options contracts written, at value	$7,062,228
DJAN
Options contracts	Equity Risk	Options contracts purchased, at value	191,452,029	Options contracts written, at value	7,436,799
FFEB
Options contracts	Equity Risk	Options contracts purchased, at value	390,443,170	Options contracts written, at value	6,593,470
DFEB
Options contracts	Equity Risk	Options contracts purchased, at value	211,099,482	Options contracts written, at value	6,040,325
FMAR
Options contracts	Equity Risk	Options contracts purchased, at value	331,779,140	Options contracts written, at value	13,008,179
DMAR
Options contracts	Equity Risk	Options contracts purchased, at value	213,476,670	Options contracts written, at value	13,673,371
FAPR
Options contracts	Equity Risk	Options contracts purchased, at value	413,765,805	Options contracts written, at value	11,199,510
DAPR
Options contracts	Equity Risk	Options contracts purchased, at value	242,784,005	Options contracts written, at value	9,668,118
FMAY
Options contracts	Equity Risk	Options contracts purchased, at value	536,334,080	Options contracts written, at value	16,582,390
DMAY
Options contracts	Equity Risk	Options contracts purchased, at value	178,403,006	Options contracts written, at value	7,026,703
FJUN
Options contracts	Equity Risk	Options contracts purchased, at value	542,498,664	Options contracts written, at value	13,647,795
DJUN
Options contracts	Equity Risk	Options contracts purchased, at value	177,480,558	Options contracts written, at value	3,610,494
FJUL
Options contracts	Equity Risk	Options contracts purchased, at value	513,022,650	Options contracts written, at value	14,952,150
DJUL
Options contracts	Equity Risk	Options contracts purchased, at value	288,681,282	Options contracts written, at value	4,949,766

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FAUG
Options contracts	Equity Risk	Options contracts purchased, at value	$575,500,100	Options contracts written, at value	$19,619,894
DAUG
Options contracts	Equity Risk	Options contracts purchased, at value	385,613,788	Options contracts written, at value	11,732,245
FSEP
Options contracts	Equity Risk	Options contracts purchased, at value	323,391,410	Options contracts written, at value	14,540
DSEP
Options contracts	Equity Risk	Options contracts purchased, at value	139,628,015	Options contracts written, at value	1,140,854
FOCT
Options contracts	Equity Risk	Options contracts purchased, at value	278,035,229	Options contracts written, at value	487,266
DOCT
Options contracts	Equity Risk	Options contracts purchased, at value	163,750,775	Options contracts written, at value	4,501,602
FNOV
Options contracts	Equity Risk	Options contracts purchased, at value	392,449,349	Options contracts written, at value	961,154
DNOV
Options contracts	Equity Risk	Options contracts purchased, at value	243,208,917	Options contracts written, at value	3,166,023
FDEC
Options contracts	Equity Risk	Options contracts purchased, at value	299,379,939	Options contracts written, at value	3,633,660
DDEC
Options contracts	Equity Risk	Options contracts purchased, at value	288,900,060	Options contracts written, at value	11,169,085
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2023, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FJAN	DJAN	FFEB	DFEB	FMAR	DMAR
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(11,741,546)	$(9,323,240)	$(17,468,205)	$(28,585,682)	$(11,977,380)	$(16,112,064)
Written options contracts	12,013,885	6,390,821	21,489,866	17,095,804	13,922,473	9,390,375
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	35,914,365	26,160,702	41,182,970	39,005,678	38,304,248	35,185,868
Written options contracts	3,747,865	(6,303,424)	2,917,166	(12,206,475)	(779,182)	(10,907,737)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023

Statements of Operations Location	FAPR	DAPR	FMAY	DMAY	FJUN	DJUN
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(12,310,526)	$(14,692,079)	$(465,707)	$(1,382,255)	$31,059,701	$15,069,710
Written options contracts	19,788,340	10,361,462	27,416,123	11,520,283	20,591,608	4,826,981
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	30,010,175	26,363,344	19,812,439	12,291,713	(5,718,158)	(7,170,214)
Written options contracts	5,595,421	(6,784,943)	(1,240,747)	(4,704,225)	5,273,408	4,577,404

Statements of Operations Location	FJUL	DJUL	FAUG	DAUG	FSEP	DSEP
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$23,256,807	$9,996,278	$(18,304,459)	$17,118,717	$(4,461,463)	$2,847,848
Written options contracts	15,347,437	6,368,900	24,111,102	14,778,761	9,017,752	7,346,102
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(4,258,777)	(1,778,541)	26,200,751	17,685,484	33,845,491	19,742,969
Written options contracts	1,221,940	750,379	(2,335,476)	(5,875,183)	6,339,569	1,409,427

Statements of Operations Location	FOCT	DOCT	FNOV	DNOV	FDEC	DDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(7,593,860)	$(7,256,307)	$(12,271,560)	$(22,066,519)	$(12,457,389)	$(8,347,179)
Written options contracts	4,179,575	8,810,642	8,743,810	15,422,040	3,311,507	10,741,447
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	38,108,430	27,304,399	43,644,617	46,743,960	42,324,627	42,678,473
Written options contracts	10,437,026	(2,366,266)	17,349,823	(4,521,643)	7,274,414	(6,730,435)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal year ended August 31, 2023, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
FJAN	$602,365,007	$493,883,997	$21,615,954	$20,735,745

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
DJAN	$416,709,721	$384,953,694	$9,565,740	$9,847,393
FFEB	524,754,854	493,051,941	21,705,205	28,880,292
DFEB	385,844,415	519,060,739	10,328,822	20,805,940
FMAR	630,556,321	546,046,487	28,852,762	30,104,896
DMAR	404,443,821	420,831,035	11,245,249	11,847,207
FAPR	783,144,855	697,621,351	22,804,581	25,191,004
DAPR	706,373,059	759,340,036	13,427,808	16,359,783
FMAY	1,000,551,471	863,657,925	28,651,851	32,268,583
DMAY	338,193,515	405,624,364	8,900,138	16,025,325
FJUN	862,408,630	628,683,814	23,917,761	23,790,828
DJUN	225,308,774	231,305,752	8,013,631	12,047,560
FJUL	845,474,840	560,758,782	19,010,202	17,038,900
DJUL	447,822,609	321,592,985	10,131,187	13,099,569
FAUG	1,410,835,772	1,204,559,378	26,941,483	33,455,356
DAUG	1,211,089,110	1,004,386,581	16,873,979	16,839,338
FSEP	528,759,598	366,966,116	19,228,818	15,874,352
DSEP	410,993,052	389,719,775	14,083,972	11,555,332
FOCT	490,651,408	402,168,956	29,287,830	24,016,798
DOCT	340,156,204	327,424,479	15,796,304	13,887,354
FNOV	623,171,945	553,016,573	34,629,689	35,229,952
DNOV	660,945,016	865,242,449	16,821,691	20,648,596
FDEC	602,624,857	547,645,674	27,618,197	29,747,640
DDEC	633,507,629	639,553,014	17,732,918	15,356,702
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 18, 2023, the investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - September changed to include an upside cap of 18.20% (before fees and expenses) and 17.34% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 18, 2023 to September 20, 2024.
As of September 18, 2023, the investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - September changed to include an upside cap of 15.30% (before fees and expenses) and 14.44% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 18, 2023 to September 20, 2024.
As of October 23, 2023, the investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - October changed to include an upside cap of 18.85% (before fees and expenses) and 18.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of October 23, 2023 to October 18, 2024.
As of October 23, 2023, the investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - October changed to include an upside cap of 15.38% (before fees and expenses) and 14.53% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of October 23, 2023 to October 18, 2024.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of  First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of FT Cboe Vest U.S. Equity Buffer ETF - January, FT Cboe Vest U.S. Equity Deep Buffer ETF - January, FT Cboe Vest U.S. Equity Buffer ETF - February, FT Cboe Vest U.S. Equity Deep Buffer ETF - February, FT Cboe Vest U.S. Equity Buffer ETF - March, FT Cboe Vest U.S. Equity Deep Buffer ETF - March, FT Cboe Vest U.S. Equity Buffer ETF - April, FT Cboe Vest U.S. Equity Deep Buffer ETF - April, FT Cboe Vest U.S. Equity Buffer ETF - May, FT Cboe Vest U.S. Equity Deep Buffer ETF - May, FT Cboe Vest U.S. Equity Buffer ETF - June, FT Cboe Vest U.S. Equity Deep Buffer ETF - June, FT Cboe Vest U.S. Equity Buffer ETF - July, FT Cboe Vest U.S. Equity Deep Buffer ETF - July, FT Cboe Vest U.S. Equity Buffer ETF - August, FT Cboe Vest U.S. Equity Deep Buffer ETF - August, FT Cboe Vest U.S. Equity Buffer ETF - September, FT Cboe Vest U.S. Equity Deep Buffer ETF - September, FT Cboe Vest U.S. Equity Buffer ETF - October, FT Cboe Vest U.S. Equity Deep Buffer ETF - October, FT Cboe Vest U.S. Equity Buffer ETF - November, FT Cboe Vest U.S. Equity Deep Buffer ETF - November, FT Cboe Vest U.S. Equity Buffer ETF - December, FT Cboe Vest U.S. Equity Deep Buffer ETF - December, FT Cboe Vest Buffered Allocation Defensive ETF, and FT Cboe Vest Buffered Allocation Growth ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2023, and the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Cboe Vest U.S. Equity Buffer ETF - January	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from January 15, 2021 (commencement of investment operations) through August 31, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF - January
FT Cboe Vest U.S. Equity Buffer ETF - February	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from February 21, 2020 (commencement of investment operations) through August 31, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF - February
FT Cboe Vest U.S. Equity Buffer ETF - March	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from March 19, 2021 (commencement of investment operations) through August 31, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF - March
FT Cboe Vest U.S. Equity Buffer ETF - April	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from April 16, 2021 (commencement of investment operations) through August 31, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF - April
FT Cboe Vest U.S. Equity Buffer ETF - May	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from May 15, 2020 (commencement of investment operations) through August 31, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF - May

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Cboe Vest U.S. Equity Buffer ETF - June	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from June 19, 2020 (commencement of investment operations) through August 31, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF - June
FT Cboe Vest U.S. Equity Buffer ETF - July	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from July 17, 2020 (commencement of investment operations) through August 31, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF - July
FT Cboe Vest U.S. Equity Buffer ETF - August	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from November 6, 2019 (commencement of investment operations) through August 31, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF - August
FT Cboe Vest U.S. Equity Buffer ETF - September	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from September 18, 2020 (commencement of investment operations) through August 31, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF - September
FT Cboe Vest U.S. Equity Buffer ETF - October	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from October 16, 2020 (commencement of investment operations) through August 31, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF - October
FT Cboe Vest U.S. Equity Buffer ETF - November	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from November 15, 2019 (commencement of investment operations) through August 31, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF - November
FT Cboe Vest U.S. Equity Buffer ETF - December	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from December 18, 2020 (commencement of investment operations) through August 31, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF - December
FT Cboe Vest Buffered Allocation Defensive ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period from October 26, 2021 (commencement of investment operations) through August 31, 2022
FT Cboe Vest Buffered Allocation Growth ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (Continued)
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 24, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Disclaimer
The Funds are not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Cboe VestSM Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)
FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)
FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)
FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)
FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)
FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)
FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)
FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)
FT Cboe Vest Buffered Allocation Growth ETF (BUFG)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments.  In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board noted that, because each of BUFT and BUFG invests in underlying ETFs in the First Trust Fund Complex, each such Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each of BUFT and BUFG was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group and that the total (net) expense ratio for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each of BUFT and BUFG was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for one or more periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index.  The Board noted that all of the Funds, except for BUFT and BUFG, are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY.  The Board considered information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2022 and March 31, 2023 and noted that each Fund delivered on its target outcome objective.  With respect to BUFT and BUFG, based on the information provided, the Board noted that BUFT outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022 and that BUFG underperformed its Performance Universe median and outperformed

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
its benchmark index for the one-year period ended December 31, 2022. The Board also noted that each of BUFT and BUFG invests substantially all of its assets in multiple target outcome ETFs in the First Trust Fund Complex sub-advised by the Sub-Advisor that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY and considered that the investment strategy of the underlying ETFs limits the comparability of the performance of each of BUFT and BUFG to that of the funds in its respective Performance Universe and its benchmark index.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  In addition, with respect to BUFT and BUFG, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate.  The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  In addition, with respect to BUFT and BUFG, the Board considered that the Sub-Advisor, as the investment sub-advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Cboe VestSM Financial LLC

8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Period Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

FT Cboe Vest International Equity Buffer ETF - March (YMAR)
FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
FT Cboe Vest International Equity Buffer ETF - June (YJUN)
FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
FT Cboe Vest International Equity Buffer ETF - September (YSEP)
FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
FT Cboe Vest International Equity Buffer ETF - December (YDEC)
FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub- Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VIII
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the “Funds”), which contains detailed information about the Funds for the twelve months ended August 31, 2023. Please note that some of the Funds were incepted after September 1, 2022, the start of the reporting period, so information in this letter and the report prior to those inception dates will not apply to all Funds.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Cboe Vest International Equity Buffer ETF - March (YMAR)
The investment objective of the FT Cboe Vest International Equity Buffer ETF - March (the “Fund”) is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the “Underlying ETF”), up to a predetermined upside cap of 24.78% (before fees and expenses) and 23.88% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from March 20, 2023 to March 15, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “YMAR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (3/19/21) to 8/31/23	Inception (3/19/21) to 8/31/23
Fund Performance
NAV	16.25%	1.75%	4.35%
Market Price	17.01%	1.93%	4.80%
Index Performance
MSCI EAFE Index - Price Return	14.60%	-2.27%	-5.48%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
March 19, 2021 - August 31, 2023

$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$10,435
$9,452
3/19/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest International Equity Buffer ETF - March
MSCI EAFE Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 20.70% (before fees and expenses) and 19.80% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of March 21, 2022 to March 17, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)
The investment objective of the FT Cboe Vest Nasdaq-100® Buffer ETF - March (the “Fund”) is to seek to provide investors with returns that match the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a predetermined upside cap of 22.15% (before fees and expenses) and 21.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from March 20, 2023 to March 15, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “QMAR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (3/19/21) to 8/31/23	Inception (3/19/21) to 8/31/23
Fund Performance
NAV	20.45%	8.43%	21.96%
Market Price	20.67%	8.36%	21.76%
Index Performance
Nasdaq-100 Index® - Price Return	26.31%	7.89%	20.47%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
March 19, 2021 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,196
$12,047
3/19/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest Nasdaq-100® Buffer ETF - March
Nasdaq-100 Index® - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 17.25% (before fees and expenses) and 16.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of March 21, 2022 to March 17, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (the “Fund”) is to seek to provide investors with returns of approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 13.01% (before fees and expenses) and 12.16% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from March 20, 2023 to March 15, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “XMAR.”

Performance
Cumulative Total Returns
Inception (3/17/23) to 8/31/23
Fund Performance
NAV	7.69%
Market Price	7.42%
Index Performance
S&P 500® Index - Price Return	15.09%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
March 17, 2023 - August 31, 2023
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$11,509
$10,769
3/17/23
8/31/23
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest International Equity Buffer ETF - June (YJUN)
The investment objective of the FT Cboe Vest International Equity Buffer ETF - June (the “Fund”) is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the “Underlying ETF”), up to a predetermined upside cap of 18.94% (before fees and expenses) and 18.03% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from June 20, 2023 to June 21, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “YJUN.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (6/18/21) to 8/31/23	Inception (6/18/21) to 8/31/23
Fund Performance
NAV	15.83%	0.57%	1.25%
Market Price	16.41%	0.77%	1.70%
Index Performance
MSCI EAFE Index - Price Return	14.60%	-4.02%	-8.64%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
June 18, 2021 - August 31, 2023
$11,000
$10,000
$9,000
$8,000
$7,000
6/18/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$10,125
$9,136
FT Cboe Vest International Equity Buffer ETF - June
MSCI EAFE Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 24.20% (before fees and expenses) and 23.31% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of June 21, 2022 to June 16, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)
The investment objective of the FT Cboe Vest Nasdaq-100® Buffer ETF - June (the “Fund”) is to seek to provide investors with returns that match the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a predetermined upside cap of 20.53% (before fees and expenses) and 19.62% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from June 20, 2023 to June 21, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “QJUN.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (6/18/21) to 8/31/23	Inception (6/18/21) to 8/31/23
Fund Performance
NAV	20.33%	6.04%	13.79%
Market Price	20.42%	6.00%	13.69%
Index Performance
Nasdaq-100 Index® - Price Return	26.31%	4.56%	10.33%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
June 18, 2021 - August 31, 2023

$12,000
$11,000
$10,000
$9,000
$8,000
6/18/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$11,379
$11,033
FT Cboe Vest Nasdaq-100® Buffer ETF - June
Nasdaq-100 Index® - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 25.19% (before fees and expenses) and 24.30% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of June 21, 2022 to June 16, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (the “Fund”) is to seek to provide investors with returns approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 11.60% (before fees and expenses) and 10.74% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from June 20, 2023 to June 21, 2024 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “XJUN.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (7/12/21) to 8/31/23	Inception (7/12/21) to 8/31/23
Fund Performance
NAV	11.32%	6.12%	13.53%
Market Price	11.46%	6.12%	13.53%
Index Performance
S&P 500® Index - Price Return	13.97%	1.30%	2.81%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
July 12, 2021 - August 31, 2023
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$11,353
$10,281
7/12/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 14.80% (before fees and expenses) and 13.95% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an
Outcome Period of June 21, 2022 to June 16, 2023.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (the “Fund”) is to seek to provide investors with returns approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 11.22% (before fees and expenses) and 10.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from July 24, 2023 to July 19, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “XJUL.”

Performance
Cumulative Total Returns
Inception (7/21/23) to 8/31/23
Fund Performance
NAV	0.42%
Market Price	0.10%
Index Performance
S&P 500® Index - Price Return	-0.63%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
July 21, 2023 - August 31, 2023
$10,500
$10,000
$9,500
$10,042
$9,937
7/21/23
8/31/23
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (the “Fund”) is to seek to provide investors with returns approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 12.32% (before fees and expenses) and 11.48% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from August 21, 2023 to August 16, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “XAUG.”

Performance
Cumulative Total Returns
Inception (8/18/23) to 8/31/23
Fund Performance
NAV	1.52%
Market Price	1.58%
Index Performance
S&P 500® Index - Price Return	3.16%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
August 18, 2023 - August 31, 2023
$10,500
$10,000
$9,500
$10,316
$10,152
8/18/23
8/31/23
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest International Equity Buffer ETF - September (YSEP)
The investment objective of the FT Cboe Vest International Equity Buffer ETF - September (the “Fund”) is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the “Underlying ETF”), up to a predetermined upside cap of 25.00% (before fees, expenses and taxes) and 24.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from September 19, 2022 through September 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current Outcome Period or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience result that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “YSEP.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (9/17/21) to 8/31/23	Inception (9/17/21) to 8/31/23
Fund Performance
NAV	15.37%	-0.36%	-0.70%
Market Price	15.52%	-0.41%	-0.80%
Index Performance
MSCI EAFE Index - Price Return	14.60%	-5.35%	-10.19%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
September 17, 2021 - August 31, 2023
$11,000
$10,000
$9,000
$8,000
$7,000
$9,930
$8,981
9/17/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest International Equity Buffer ETF - September
MSCI EAFE Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 12.93% (before fees, expenses and taxes) and 12.03%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 20, 2021 to September 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)
The investment objective of the FT Cboe Vest Nasdaq-100® Buffer ETF - September (the “Fund”) is to seek to provide investors with returns that match the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a predetermined upside cap of 27.27% (before fees, expenses and taxes) and 26.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from September 19, 2022 through September 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current Outcome Period or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience result that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “QSPT.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (9/17/21) to 8/31/23	Inception (9/17/21) to 8/31/23
Fund Performance
NAV	21.92%	4.42%	8.82%
Market Price	21.85%	4.42%	8.82%
Index Performance
Nasdaq-100 Index® - Price Return	26.31%	0.56%	1.09%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
September 17, 2021 - August 31, 2023

$11,000
$10,000
$9,000
$8,000
$7,000
$10,882
$10,109
9/17/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest Nasdaq-100® Buffer ETF - September
Nasdaq-100 Index® - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 13.65% (before fees and expenses) and 12.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 20, 2021 to September 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (the “Fund”) is to seek to provide investors with returns of approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.90% (before fees and expenses) and 14.07% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from September 22, 2022 to September 15, 2023 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “XSEP.”

Performance
Cumulative Total Returns
Inception (9/21/22) to 8/31/23
Fund Performance
NAV	13.81%
Market Price	13.81%
Index Performance
S&P 500® Index - Price Return	18.94%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
September 21, 2022 - August 31, 2023
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$11,894
$11,381
9/21/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest International Equity Buffer ETF - December (YDEC)
The investment objective of the FT Cboe Vest International Equity Buffer ETF - December (the “Fund”) is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the “Underlying ETF”), up to a predetermined upside cap of 22.87% (before fees and expenses) and 21.97% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from December 19, 2022 to December 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “YDEC.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/18/20) to 8/31/23	Inception (12/18/20) to 8/31/23
Fund Performance
NAV	16.80%	3.06%	8.47%
Market Price	16.73%	2.95%	8.18%
Index Performance
MSCI EAFE Index - Price Return	14.60%	-0.39%	-1.05%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
December 18, 2020 - August 31, 2023
$12,000
$11,000
$10,000
$9,000
$8,000
12/18/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$10,847
$9,895
FT Cboe Vest International Equity Buffer ETF - December
MSCI EAFE Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 10.75% (before fees and expenses) and 9.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)
The investment objective of the FT Cboe Vest Nasdaq-100® Buffer ETF - December (the “Fund”) is to seek to provide investors with returns that match the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”), up to a predetermined upside cap of 27.03% (before fees and expenses) and 26.13% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying ETF losses, over the period from December 19, 2022 to December 15, 2023 (the “Outcome Period”).* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “QDEC.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/18/20) to 8/31/23	Inception (12/18/20) to 8/31/23
Fund Performance
NAV	14.47%	5.25%	14.82%
Market Price	14.43%	5.21%	14.72%
Index Performance
Nasdaq-100 Index® - Price Return	26.31%	7.54%	21.69%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
December 18, 2020 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
12/18/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$12,169
$11,482
FT Cboe Vest Nasdaq-100® Buffer ETF - December
Nasdaq-100 Index® - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 15.89% (before fees and expenses) and 14.99% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (the “Fund”) is to seek to provide investors with returns of approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 15.31% (before fees, expenses and taxes) and 14.46% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 15% (before fees, expenses and taxes) of Underlying ETF losses, over the period from December 19, 2022 through December 15, 2023 (the “Outcome Period”)*. Under normal market conditions, the Fund will invest substantially all of its assets in FLexible Exchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate on-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current Outcome Period or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience result that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “XDEC.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/17/21) to 8/31/23	Inception (12/17/21) to 8/31/23
Fund Performance
NAV	14.98%	5.33%	9.26%
Market Price	14.85%	5.24%	9.09%
Index Performance
S&P 500® Index - Price Return	13.97%	-1.44%	-2.45%
(See Notes to Fund Performance Overview on page 17.)

Performance of a $10,000 Initial Investment
December 17, 2021 - August 31, 2023
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$10,926
$9,755
12/17/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

*
Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 8.58% (before fees and expenses) and 7.73% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to FT Cboe Vest International Equity Buffer ETF - March (“YMAR”), FT Cboe Vest Nasdaq-100® Buffer ETF - March (“QMAR”), FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (“XMAR”), FT Cboe Vest International Equity Buffer ETF - June (“YJUN”), FT Cboe Vest Nasdaq-100® Buffer ETF - June (“QJUN”), FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (“XJUN”), FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (“XJUL”), FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (“XAUG”), FT Cboe Vest International Equity Buffer ETF - September (“YSEP”), FT Cboe Vest Nasdaq-100® Buffer ETF - September (“QSPT”), FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (“XSEP”), Cboe Vest International Equity Buffer ETF - December (“YDEC”), FT Cboe Vest Nasdaq-100® Buffer ETF - December (“QDEC”), and FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (“XDEC”), (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately $16.3 billion under management or committed to management as of August 31, 2023.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Karan Sood, Managing Director of Cboe Vest
Howard Rubin, Managing Director of Cboe Vest
Commentary
Market Recap
Each of the monthly FT Cboe Vest Target Outcome ETFs have an investment objective that seeks to provide investors with returns (before fees, expenses, and taxes) that match those of a specified reference exchange-traded fund (“ETF”), one of the SPDR® S&P 500® ETF Trust, the Invesco QQQ TrustSM, Series 1 or the iShares MSCI EAFE ETF (the “Underlying ETF” or “Reference ETF”), up to a predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against a specific level (before fees, expenses and taxes) of losses in the Reference ETF, over a specified time period.
During the 12-month period ended August 31, 2023 (the “Period”), stock markets generally rallied as central banks, including the U.S. Federal Reserve Bank (the “Fed”), raised interest rates in an attempt to reduce high inflation rates. The subsequent decline in inflation rates, combined with a resilient economy that has avoided recession and looks more likely to have a “soft landing,” encouraged the equity markets.
The S&P 500® Index, the well-known measure of U.S. large-cap stocks, ended the Period up 15.94%. Mid- and small-capitalization stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Small Cap Index, rose as well, gaining 10.71% and 4.65%, respectively, during the Period. The Nasdaq-100 Index®, a tech-heavy market measure, gained 27.44% during the Period. International markets gained as well, with broad foreign market indices such as MSCI EAFE Index and MSCI Emerging Markets Index rising by 17.92% and 1.25%, respectively, during the Period.
During the Period, the market continued to see substantial variations in returns across the eleven major sectors in the S&P 500® Index. The two best performing sectors were the Information Technology and Communication Services sectors, which gained 33.33% and 25.76%, respectively. The only two sectors to post losses over the Period were the Utility and Real Estate sectors, which lost 12.65% and 8.15%, respectively.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
U.S. economic data was generally stronger than expected. Quarterly gross domestic product (“GDP”) reports showed the U.S. economy reversing direction and beginning to grow again after recording two declining quarters in the prior period. The four most recent quarterly reports (third quarter 2022 through second quarter 2023) saw seasonally adjusted annualized rates of 3.2%, 2.6%, 2.0%, and 2.1%, sequentially. A recent Bloomberg survey of economists shows a consensus projection of 2.0% GDP growth for all of 2023 and 0.9% for all of 2024.
The U.S. unemployment rate began the Period at 3.7% (for August 2022) and ended the Period at 3.8% (for August 2023). The rate remained below 4.0% in each of the twelve monthly reports while dropping as low as 3.4%, thus remaining very close to 50 year lows.
U.S inflation levels declined over the Period. The most recent (August 2023) Consumer Price Index report shows year-over-year inflation running at a 3.7% rate, down from 8.3% reported twelve months earlier. Housing prices in the U.S., which had increased dramatically over the last two years, were essentially flat (down just 0.02%) over the current period, based on the S&P CoreLogic Case-Shiller U.S. National Home Price Index. According to this index, home prices fell during the first half of the Period, but then turned upward in the latter half.
The Fed continued the interest rate hike cycle that it initiated in January 2022. Over the Period, the Fed raised the upper bound of its Federal Funds target rate from 2.5% to 5.5%. Interest rate hikes were more aggressive over the first half of the Period, and more muted over the second half. Fed Fund futures prices, as of this writing, suggest that market participants anticipate that the Fed may hike just one more quarter point this year, before reversing direction and cutting rates in 2024.
Market and Fund Outlook
Over the Period, implied volatilities in U.S. equity markets averaged about 25.4%, according to the Cboe S&P 500® 1-Year Volatility Index. This index is derived from option prices and estimates the market’s expectation of S&P 500® Index volatility for the next twelve months. As of the end of the Period, the index stands at 20.1%. For comparison purposes, the historical volatility of the S&P 500® Index since its inception in 1937 has been about 15.7%. We anticipate that implied volatilities will decline slightly over the coming year. Buffer strategies, such as those used in the FT Cboe Vest Funds, generally benefit from declining implied volatilities.
While most fixed income securities have seen their nominal yields increase during the Period, many still have relatively low real yields (i.e., nominal yield less the inflation rate.)  This continues to be a headwind for future fixed income returns. Because of this, many investors continue to reallocate away from fixed income investments.
The FT Cboe Vest Funds are an alternative that these investors should consider. The FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY, QQQ, or EFA), while limiting the investor’s participation in larger upside moves in the Reference ETF. In the current low real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed income investments.
Performance Analysis
The following table provides information pertaining to recent caps and performance for the Period for each FT Cboe Vest Fund.
Each Fund’s cap is reset at the Fund’s annual reset date. The table shows the caps that were in effect both at the beginning of the Period and after the annual reset date that occurred within the Period. Both of these caps are shown pre- and post- expenses. Funds that were launched within the Period do not yet have new caps, as they have not yet reached their first annual reset date.
Each Fund’s performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF’s dividends, interest rates, implied volatility, and time to option expiration. Generally, changes in the level of the Reference ETF are the primary factor, but the other factors can also contribute significantly to Fund performance. Additionally, fees and expenses will impact Fund performance.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Fund Ticker	YMAR	QMAR	XMAR	YJUN	QJUN	XJUN	XJUL
Annual Expense Ratio	0.90%	0.90%	0.85%	0.90%	0.90%	0.85%	0.85%
Reporting Period Start Date	8/31/22	8/31/22	3/17/23	8/31/22	8/31/22	8/31/22	7/21/23
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	20.70%	17.25%	N/A	24.20%	25.19%	14.80%	N/A
Cap Prior to Annual Reset (post-expenses)	19.80%	16.35%	N/A	23.31%	24.30%	13.95%	N/A
Reset Date (prior to 8/31/23)	3/17/23	3/17/23	3/17/23	6/17/23	6/17/23	6/17/23	7/21/23
New Cap on Annual Reset Date (pre-expenses)	24.78%	22.15%	13.01%	18.94%	20.53%	11.60%	11.22%
New Cap on Annual Reset Date (post-expenses)	23.88%	21.25%	12.16%	18.03%	19.62%	10.74%	10.37%

PERFORMANCE (Later of 8/31/22 or Inception Date, to 8/31/23):
Fund Performance (using NAVs)	16.25%	20.45%	7.69%	15.83%	20.33%	11.32%	0.42%
Fund Performance (using Market Price)	17.01%	20.67%	7.42%	16.41%	20.42%	11.46%	0.10%
Reference Asset Price Return	15.93%	26.30%	15.48%	15.93%	26.30%	13.96%	-0.40%

Fund Ticker	XAUG	YSEP	QSPT	XSEP	YDEC	QDEC	XDEC
Annual Expense Ratio	0.85%	0.90%	0.90%	0.85%	0.90%	0.90%	0.85%
Reporting Period Start Date	8/18/23	8/31/22	8/31/22	9/21/22	8/31/22	8/31/22	8/31/22
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	N/A	12.93%	13.65%	N/A	10.75%	15.89%	8.58%
Cap Prior to Annual Reset (post-expenses)	N/A	12.03%	12.75%	N/A	9.85%	14.99%	7.73%
Reset Date (prior to 8/31/23)	8/18/23	9/16/22	9/16/22	9/21/22	12/16/22	12/16/22	12/16/22
New Cap on Annual Reset Date (pre-expenses)	12.32%	25.00%	27.27%	14.90%	22.87%	27.03%	15.31%
New Cap on Annual Reset Date (post-expenses)	11.48%	24.10%	26.37%	14.07%	21.97%	26.13%	14.46%

PERFORMANCE (Later of 8/31/22 or Inception Date, to 8/31/23):
Fund Performance (using NAVs)	1.52%	15.37%	21.92%	13.81%	16.80%	14.47%	14.98%
Fund Performance (using Market Price)	1.58%	15.52%	21.85%	13.81%	16.73%	14.43%	14.85%
Reference Asset Price Return	3.17%	15.93%	26.30%	16.80%	15.93%	26.30%	13.96%

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of FT Cboe Vest International Equity Buffer ETF - March, FT Cboe Vest Nasdaq-100® Buffer ETF - March, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March, FT Cboe Vest International Equity Buffer ETF - June, FT Cboe Vest Nasdaq-100® Buffer ETF - June, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August, FT Cboe Vest International Equity Buffer ETF - September, FT Cboe Vest Nasdaq-100® Buffer ETF - September, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September, FT Cboe Vest International Equity Buffer ETF - December,
FT Cboe Vest Nasdaq-100® Buffer ETF - December or FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this six-month (or shorter) period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest International Equity Buffer ETF - March (YMAR)
Actual	$1,000.00	$1,062.00	0.90%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)
Actual	$1,000.00	$1,179.50	0.90%	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest International Equity Buffer ETF - June (YJUN)
Actual	$1,000.00	$1,043.40	0.90%	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)
Actual	$1,000.00	$1,185.00	0.90%	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Actual	$1,000.00	$1,070.10	0.85%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses (Continued)
August 31, 2023 (Unaudited)
	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest International Equity Buffer ETF - September (YSEP)
Actual	$1,000.00	$1,051.50	0.90%	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)
Actual	$1,000.00	$1,220.60	0.90%	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Actual	$1,000.00	$1,080.80	0.85%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest International Equity Buffer ETF - December (YDEC)
Actual	$1,000.00	$1,045.70	0.90%	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)
Actual	$1,000.00	$1,158.70	0.90%	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Actual	$1,000.00	$1,082.60	0.85%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

	Beginning Account Value March 17, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period March 17, 2023 (b) to August 31, 2023 (c)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
Actual	$1,000.00	$1,076.90	0.85%	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

	Beginning Account Value July 21, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period July 21, 2023 (b) to August 31, 2023 (d)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
Actual	$1,000.00	$1,004.20	0.85%	$0.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

	Beginning Account Value August 18, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period August 18, 2023 (b) to August 31, 2023 (e)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
Actual	$1,000.00	$1,015.20	0.85%	$0.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	Inception date.
(c)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 17, 2023 through August 31, 2023), multiplied by 168/365. Hypothetical expenses are assumed for the most recent six-month period.

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses (Continued)
August 31, 2023 (Unaudited)
(d)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(July 21, 2023 through August 31, 2023), multiplied by 42/365. Hypothetical expenses are assumed for the most recent six-month period.

(e)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(August 18, 2023 through August 31, 2023), multiplied by 14/365. Hypothetical expenses are assumed for the most recent six-month period.

FT Cboe Vest International Equity Buffer ETF - March (YMAR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.9%
520,285	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$520,285
	(Cost $520,285)
	Total Investments — 0.9%	520,285
	(Cost $520,285)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 100.2%
	Call Options Purchased — 98.3%
8,373	iShares MSCI EAFE ETF	$59,892,069	$0.67	03/15/24	58,554,035
	(Cost $56,560,816)
	Put Options Purchased — 1.9%
8,373	iShares MSCI EAFE ETF	59,892,069	67.18	03/15/24	1,105,654
	(Cost $3,349,722)
	Total Purchased Options				59,659,689
	(Cost $59,910,538)
WRITTEN OPTIONS — (1.0)%
	Call Options Written — (0.3)%
(8,373)	iShares MSCI EAFE ETF	(59,892,069)	83.83	03/15/24	(162,866)
	(Premiums received $457,131)
	Put Options Written — (0.7)%
(8,373)	iShares MSCI EAFE ETF	(59,892,069)	60.46	03/15/24	(436,144)
	(Premiums received $1,647,880)
	Total Written Options				(599,010)
	(Premiums received $2,105,011)
	Net Other Assets and Liabilities — (0.1)%				(41,264)
	Net Assets — 100.0%				$59,539,700

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.9%
Purchased Options	100.2
Written Options	(1.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - March (YMAR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$520,285	$520,285	$—	$—
Purchased Options	59,659,689	—	59,659,689	—
Total	$60,179,974	$520,285	$59,659,689	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(599,010)	$—	$(599,010)	$—
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
1,325,303	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,325,303
	(Cost $1,325,303)
	Total Investments — 0.7%	1,325,303
	(Cost $1,325,303)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 108.8%
	Call Options Purchased — 107.7%
5,346	Invesco QQQ TrustSM, Series 1	$202,073,454	$3.05	03/15/24	200,021,314
	(Cost $165,313,170)
	Put Options Purchased — 1.1%
5,346	Invesco QQQ TrustSM, Series 1	202,073,454	305.36	03/15/24	2,014,171
	(Cost $11,627,133)
	Total Purchased Options				202,035,485
	(Cost $176,940,303)
WRITTEN OPTIONS — (9.4)%
	Call Options Written — (8.8)%
(5,346)	Invesco QQQ TrustSM, Series 1	(202,073,454)	373.00	03/15/24	(16,434,685)
	(Premiums received $5,247,473)
	Put Options Written — (0.6)%
(5,346)	Invesco QQQ TrustSM, Series 1	(202,073,454)	274.82	03/15/24	(1,060,524)
	(Premiums received $7,108,120)
	Total Written Options				(17,495,209)
	(Premiums received $12,355,593)
	Net Other Assets and Liabilities — (0.1)%				(129,999)
	Net Assets — 100.0%				$185,735,580

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	108.8
Written Options	(9.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,325,303	$1,325,303	$—	$—
Purchased Options	202,035,485	—	202,035,485	—
Total	$203,360,788	$1,325,303	$202,035,485	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,495,209)	$—	$(17,495,209)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
2,167,451	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$2,167,451
	(Cost $2,167,451)
	Total Investments — 0.8%	2,167,451
	(Cost $2,167,451)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 124.3%
	Call Options Purchased — 123.2%
6,403	SPDR® S&P 500® ETF Trust	$288,359,105	$3.91	03/15/24	284,166,643
6,403	SPDR® S&P 500® ETF Trust	288,359,105	390.00	03/15/24	47,138,706
	Total Call Options Purchased				331,305,349
	(Cost $285,014,375)
	Put Options Purchased — 1.1%
6,403	SPDR® S&P 500® ETF Trust	288,359,105	390.00	03/15/24	2,889,060
	(Cost $13,542,607)
	Total Purchased Options				334,194,409
	(Cost $298,556,982)
WRITTEN OPTIONS — (25.0)%
	Call Options Written — (24.6)%
(12,806)	SPDR® S&P 500® ETF Trust	(576,718,210)	415.35	03/15/24	(66,141,818)
	(Premiums received $38,721,432)
	Put Options Written — (0.4)%
(6,403)	SPDR® S&P 500® ETF Trust	(288,359,105)	331.50	03/15/24	(1,139,956)
	(Premiums received $5,541,652)
	Total Written Options				(67,281,774)
	(Premiums received $44,263,084)
	Net Other Assets and Liabilities — (0.1)%				(189,072)
	Net Assets — 100.0%				$268,891,014

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	124.3
Written Options	(25.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$2,167,451	$2,167,451	$—	$—
Purchased Options	334,194,409	—	334,194,409	—
Total	$336,361,860	$2,167,451	$334,194,409	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(67,281,774)	$—	$(67,281,774)	$—
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - June (YJUN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
1,349,798	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,349,798
	(Cost $1,349,798)
	Total Investments — 1.2%	1,349,798
	(Cost $1,349,798)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.8%
	Call Options Purchased — 96.0%
15,946	iShares MSCI EAFE ETF	$114,061,738	$0.73	06/21/24	109,545,664
	(Cost $113,005,895)
	Put Options Purchased — 5.8%
15,946	iShares MSCI EAFE ETF	114,061,738	73.39	06/21/24	6,605,139
	(Cost $5,858,406)
	Total Purchased Options				116,150,803
	(Cost $118,864,301)
WRITTEN OPTIONS — (2.9)%
	Call Options Written — (0.4)%
(15,946)	iShares MSCI EAFE ETF	(114,061,738)	87.29	06/21/24	(405,251)
	(Premiums received $685,804)
	Put Options Written — (2.5)%
(15,946)	iShares MSCI EAFE ETF	(114,061,738)	66.05	06/21/24	(2,895,831)
	(Premiums received $2,938,620)
	Total Written Options				(3,301,082)
	(Premiums received $3,624,424)
	Net Other Assets and Liabilities — (0.1)%				(76,654)
	Net Assets — 100.0%				$114,122,865

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.2%
Purchased Options	101.8
Written Options	(2.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - June (YJUN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,349,798	$1,349,798	$—	$—
Purchased Options	116,150,803	—	116,150,803	—
Total	$117,500,601	$1,349,798	$116,150,803	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,301,082)	$—	$(3,301,082)	$—
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
3,658,033	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$3,658,033
	(Cost $3,658,033)
	Total Investments — 1.0%	3,658,033
	(Cost $3,658,033)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.5%
	Call Options Purchased — 98.8%
9,634	Invesco QQQ TrustSM, Series 1	$364,155,566	$3.68	06/21/24	358,606,382
	(Cost $350,254,696)
	Put Options Purchased — 4.7%
9,634	Invesco QQQ TrustSM, Series 1	364,155,566	367.93	06/21/24	16,917,304
	(Cost $21,763,192)
	Total Purchased Options				375,523,686
	(Cost $372,017,888)
WRITTEN OPTIONS — (4.4)%
	Call Options Written — (1.9)%
(9,634)	Invesco QQQ TrustSM, Series 1	(364,155,566)	443.47	06/21/24	(7,119,526)
	(Premiums received $7,830,328)
	Put Options Written — (2.5)%
(9,634)	Invesco QQQ TrustSM, Series 1	(364,155,566)	331.14	06/21/24	(8,940,352)
	(Premiums received $12,195,212)
	Total Written Options				(16,059,878)
	(Premiums received $20,025,540)
	Net Other Assets and Liabilities — (0.1)%				(205,415)
	Net Assets — 100.0%				$362,916,426

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	103.5
Written Options	(4.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,658,033	$3,658,033	$—	$—
Purchased Options	375,523,686	—	375,523,686	—
Total	$379,181,719	$3,658,033	$375,523,686	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(16,059,878)	$—	$(16,059,878)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
3,423,994	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$3,423,994
	(Cost $3,423,994)
	Total Investments — 1.0%	3,423,994
	(Cost $3,423,994)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.0%
	Call Options Purchased — 107.4%
7,796	SPDR® S&P 500® ETF Trust	$351,092,860	$4.40	06/21/24	342,790,120
7,796	SPDR® S&P 500® ETF Trust	351,092,860	439.47	06/21/24	31,402,288
	Total Call Options Purchased				374,192,408
	(Cost $360,776,970)
	Put Options Purchased — 3.6%
7,796	SPDR® S&P 500® ETF Trust	351,092,860	439.47	06/21/24	12,551,560
	(Cost $16,027,899)
	Total Purchased Options				386,743,968
	(Cost $376,804,869)
WRITTEN OPTIONS — (11.9)%
	Call Options Written — (10.6)%
(15,592)	SPDR® S&P 500® ETF Trust	(702,185,720)	464.96	06/21/24	(36,875,080)
	(Premiums received $27,176,444)
	Put Options Written — (1.3)%
(7,796)	SPDR® S&P 500® ETF Trust	(351,092,860)	373.55	06/21/24	(4,669,804)
	(Premiums received $9,835,010)
	Total Written Options				(41,544,884)
	(Premiums received $37,011,454)
	Net Other Assets and Liabilities — (0.1)%				(222,739)
	Net Assets — 100.0%				$348,400,339

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	1.0%
Purchased Options	111.0
Written Options	(11.9)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$3,423,994	$3,423,994	$—	$—
Purchased Options	386,743,968	—	386,743,968	—
Total	$390,167,962	$3,423,994	$386,743,968	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(41,544,884)	$—	$(41,544,884)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 109.4%
	Call Options Purchased — 105.1%
833	SPDR® S&P 500® ETF Trust	$37,514,155	$4.53	07/19/24	$36,835,248
833	SPDR® S&P 500® ETF Trust	37,514,155	452.19	07/19/24	2,919,520
	Total Call Options Purchased				39,754,768
	(Cost $39,629,845)
	Put Options Purchased — 4.3%
833	SPDR® S&P 500® ETF Trust	37,514,155	452.19	07/19/24	1,632,141
	(Cost $1,823,024)
	Total Purchased Options				41,386,909
	(Cost $41,452,869)
WRITTEN OPTIONS — (10.4)%
	Call Options Written — (8.8)%
(1,666)	SPDR® S&P 500® ETF Trust	(75,028,310)	477.55	07/19/24	(3,341,564)
	(Premiums received $3,539,246)
	Put Options Written — (1.6)%
(833)	SPDR® S&P 500® ETF Trust	(37,514,155)	384.36	07/19/24	(602,613)
	(Premiums received $738,174)
	Total Written Options				(3,944,177)
	(Premiums received $4,277,420)
	Net Other Assets and Liabilities — 1.0%				384,057
	Net Assets — 100.0%				$37,826,789

Fund Allocation	% of Net Assets
Purchased Options	109.4%
Written Options	(10.4)
Net Other Assets and Liabilities	1.0
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$41,386,909	$—	$41,386,909	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,944,177)	$—	$(3,944,177)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 113.8%
	Call Options Purchased — 110.0%
799	SPDR® S&P 500® ETF Trust	$35,982,965	$4.38	08/16/24	$35,144,015
799	SPDR® S&P 500® ETF Trust	35,982,965	436.51	08/16/24	3,796,049
	Total Call Options Purchased				38,940,064
	(Cost $37,910,989)
	Put Options Purchased — 3.8%
799	SPDR® S&P 500® ETF Trust	35,982,965	436.51	08/16/24	1,366,290
	(Cost $1,649,971)
	Total Purchased Options				40,306,354
	(Cost $39,560,960)
WRITTEN OPTIONS — (14.9)%
	Call Options Written — (13.4)%
1,598	SPDR® S&P 500® ETF Trust	(71,965,930)	463.40	08/16/24	(4,733,276)
	(Premiums received $4,178,767)
	Put Options Written — (1.5)%
799	SPDR® S&P 500® ETF Trust	(35,982,965)	371.04	08/16/24	(551,310)
	(Premiums received $685,773)
	Total Written Options				(5,284,586)
	(Premiums received $4,864,540)
	Net Other Assets and Liabilities — 1.1%				378,209
	Net Assets — 100.0%				$35,399,977

Fund Allocation	% of Net Assets
Purchased Options	113.8%
Written Options	(14.9)
Net Other Assets and Liabilities	1.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$40,306,354	$—	$40,306,354	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,284,586)	$—	$(5,284,586)	$—
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - September (YSEP)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
97,931	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$97,931
	(Cost $97,931)
	Total Investments — 0.4%	97,931
	(Cost $97,931)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 99.7%
	Call Options Purchased — 99.7%
3,343	iShares MSCI EAFE ETF	$23,912,479	$0.60	09/15/23	23,699,966
	(Cost $19,842,672)
	Put Options Purchased — 0.0%
3,343	iShares MSCI EAFE ETF	23,912,479	60.40	09/15/23	763
	(Cost $1,927,716)
	Total Purchased Options				23,700,729
	(Cost $21,770,388)
WRITTEN OPTIONS — (0.0)%
	Call Options Written — (0.0)%
(3,343)	iShares MSCI EAFE ETF	(23,912,479)	75.50	09/15/23	(2,292)
	(Premiums received $105,839)
	Put Options Written — (0.0)%
(3,343)	iShares MSCI EAFE ETF	(23,912,479)	54.36	09/15/23	(93)
	(Premiums received $882,589)
	Total Written Options				(2,385)
	(Premiums received $988,428)
	Net Other Assets and Liabilities — (0.1)%				(17,385)
	Net Assets — 100.0%				$23,778,890

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.4%
Purchased Options	99.7
Written Options	(0.0)(1)
Net Other Assets and Liabilities	(0.1)
Total	100.0%

(1)	Amount is less than 0.1%.
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - September (YSEP)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$97,931	$97,931	$—	$—
Purchased Options	23,700,729	—	23,700,729	—
Total	$23,798,660	$97,931	$23,700,729	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,385)	$—	$(2,385)	$—
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
311,287	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$311,287
	(Cost $311,287)
	Total Investments — 0.3%	311,287
	(Cost $311,287)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 103.2%
3,022	Invesco QQQ TrustSM, Series 1	$114,228,578	$2.89	09/15/23	113,328,657
	(Cost $89,350,827)
	Put Options Purchased — 0.0%
3,022	Invesco QQQ TrustSM, Series 1	114,228,578	289.32	09/15/23	12,431
	(Cost $7,365,412)
	Total Purchased Options				113,341,088
	(Cost $96,716,239)
WRITTEN OPTIONS — (3.4)%
	Call Options Written — (3.4)%
(3,022)	Invesco QQQ TrustSM, Series 1	(114,228,578)	368.22	09/15/23	(3,721,949)
	(Premiums received $2,089,221)
	Put Options Written — (0.0)%
(3,022)	Invesco QQQ TrustSM, Series 1	(114,228,578)	260.39	09/15/23	(3,509)
	(Premiums received $4,230,539)
	Total Written Options				(3,725,458)
	(Premiums received $6,319,760)
	Net Other Assets and Liabilities — (0.1)%				(78,155)
	Net Assets — 100.0%				$109,848,762

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	103.2
Written Options	(3.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$311,287	$311,287	$—	$—
Purchased Options	113,341,088	—	113,341,088	—
Total	$113,652,375	$311,287	$113,341,088	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,725,458)	$—	$(3,725,458)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
301,367	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$301,367
	(Cost $301,367)
	Total Investments — 0.3%	301,367
	(Cost $301,367)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 120.6%
	Call Options Purchased — 120.6%
2,240	SPDR® S&P 500® ETF Trust	$100,878,400	$3.77	09/15/23	99,705,563
2,240	SPDR® S&P 500® ETF Trust	100,878,400	377.39	09/15/23	16,267,159
	Total Call Options Purchased				115,972,722
	(Cost $96,445,096)
	Put Options Purchased — 0.0%
2,240	SPDR® S&P 500® ETF Trust	100,878,400	377.39	09/15/23	18,725
	(Cost $7,768,647)
	Total Purchased Options				115,991,447
	(Cost $104,213,743)
WRITTEN OPTIONS — (20.8)%
	Call Options Written — (20.8)%
(4,480)	SPDR® S&P 500® ETF Trust	(201,756,800)	405.51	09/15/23	(20,000,984)
	(Premiums received $9,680,861)
	Put Options Written — (0.0)%
(2,240)	SPDR® S&P 500® ETF Trust	(100,878,400)	320.78	09/15/23	(5,206)
	(Premiums received $2,270,112)
	Total Written Options				(20,006,190)
	(Premiums received $11,950,973)
	Net Other Assets and Liabilities — (0.1)%				(67,154)
	Net Assets — 100.0%				$96,219,470

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.3%
Purchased Options	120.6
Written Options	(20.8)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$301,367	$301,367	$—	$—
Purchased Options	115,991,447	—	115,991,447	—
Total	$116,292,814	$301,367	$115,991,447	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(20,006,190)	$—	$(20,006,190)	$—
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - December (YDEC)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
436,679	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$436,679
	(Cost $436,679)
	Total Investments — 0.7%	436,679
	(Cost $436,679)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 99.8%
	Call Options Purchased — 99.0%
8,958	iShares MSCI EAFE ETF	$64,076,574	$0.65	12/15/23	63,550,502
	(Cost $59,111,955)
	Put Options Purchased — 0.8%
8,958	iShares MSCI EAFE ETF	64,076,574	65.42	12/15/23	486,066
	(Cost $3,209,902)
	Total Purchased Options				64,036,568
	(Cost $62,321,857)
WRITTEN OPTIONS — (0.4)%
	Call Options Written — (0.1)%
(8,958)	iShares MSCI EAFE ETF	(64,076,574)	80.38	12/15/23	(67,398)
	(Premiums received $826,392)
	Put Options Written — (0.3)%
(8,958)	iShares MSCI EAFE ETF	(64,076,574)	58.88	12/15/23	(167,558)
	(Premiums received $1,743,885)
	Total Written Options				(234,956)
	(Premiums received $2,570,277)
	Net Other Assets and Liabilities — (0.1)%				(46,704)
	Net Assets — 100.0%				$64,191,587

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	99.8
Written Options	(0.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - December (YDEC)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$436,679	$436,679	$—	$—
Purchased Options	64,036,568	—	64,036,568	—
Total	$64,473,247	$436,679	$64,036,568	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(234,956)	$—	$(234,956)	$—
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
681,039	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$681,039
	(Cost $681,039)
	Total Investments — 0.5%	681,039
	(Cost $681,039)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 111.6%
	Call Options Purchased — 111.4%
4,267	Invesco QQQ TrustSM, Series 1	$161,288,333	$2.74	12/15/23	159,906,469
	(Cost $122,332,502)
	Put Options Purchased — 0.2%
4,267	Invesco QQQ TrustSM, Series 1	161,288,333	274.25	12/15/23	287,382
	(Cost $9,527,401)
	Total Purchased Options				160,193,851
	(Cost $131,859,903)
WRITTEN OPTIONS — (12.0)%
	Call Options Written — (11.9)%
(4,267)	Invesco QQQ TrustSM, Series 1	(161,288,333)	348.38	12/15/23	(17,115,448)
	(Premiums received $4,942,448)
	Put Options Written — (0.1)%
(4,267)	Invesco QQQ TrustSM, Series 1	(161,288,333)	246.83	12/15/23	(138,054)
	(Premiums received $5,578,342)
	Total Written Options				(17,253,502)
	(Premiums received $10,520,790)
	Net Other Assets and Liabilities — (0.1)%				(100,204)
	Net Assets — 100.0%				$143,521,184

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	111.6
Written Options	(12.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$681,039	$681,039	$—	$—
Purchased Options	160,193,851	—	160,193,851	—
Total	$160,874,890	$681,039	$160,193,851	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(17,253,502)	$—	$(17,253,502)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
1,871,183	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,871,183
	(Cost $1,871,183)
	Total Investments — 0.5%	1,871,183
	(Cost $1,871,183)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 120.9%
	Call Options Purchased — 120.5%
8,290	SPDR® S&P 500® ETF Trust	$373,340,150	$3.84	12/15/23	368,145,177
8,290	SPDR® S&P 500® ETF Trust	373,340,150	383.28	12/15/23	60,140,262
	Total Call Options Purchased				428,285,439
	(Cost $346,700,000)
	Put Options Purchased — 0.4%
8,290	SPDR® S&P 500® ETF Trust	373,340,150	383.28	12/15/23	1,435,550
	(Cost $24,660,579)
	Total Purchased Options				429,720,989
	(Cost $371,360,579)
WRITTEN OPTIONS — (21.3)%
	Call Options Written — (21.2)%
(16,580)	SPDR® S&P 500® ETF Trust	(746,680,300)	412.60	12/15/23	(75,363,613)
	(Premiums received $41,219,533)
	Put Options Written — (0.1)%
(8,290)	SPDR® S&P 500® ETF Trust	(373,340,150)	325.79	12/15/23	(349,307)
	(Premiums received $10,341,123)
	Total Written Options				(75,712,920)
	(Premiums received $51,560,656)
	Net Other Assets and Liabilities — (0.1)%				(247,227)
	Net Assets — 100.0%				$355,632,025

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.5%
Purchased Options	120.9
Written Options	(21.3)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,871,183	$1,871,183	$—	$—
Purchased Options	429,720,989	—	429,720,989	—
Total	$431,592,172	$1,871,183	$429,720,989	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(75,712,920)	$—	$(75,712,920)	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2023

	FT Cboe Vest International Equity Buffer ETF - March (YMAR)	FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)	FT Cboe Vest International Equity Buffer ETF - June (YJUN)
ASSETS:
Investments, at value	$520,285	$1,325,303	$2,167,451	$1,349,798
Options contracts purchased, at value	59,659,689	202,035,485	334,194,409	116,150,803
Cash	—	—	—	—
Due from broker	2,092	37	—	437
Receivables:
Dividends	2,834	6,050	10,321	5,749
Investment securities sold	—	—	—	—
Capital shares sold	—	—	—	—
Total Assets	60,184,900	203,366,875	336,372,181	117,506,787

LIABILITIES:
Options contracts written, at value	599,010	17,495,209	67,281,774	3,301,082
Payables:
Investment advisory fees	46,190	136,086	199,393	82,840
Investment securities purchased	—	—	—	—
Total Liabilities	645,200	17,631,295	67,481,167	3,383,922
NET ASSETS	$59,539,700	$185,735,580	$268,891,014	$114,122,865

NET ASSETS consist of:
Paid-in capital	$61,075,470	$168,975,002	$252,851,953	$121,311,329
Par value	28,500	76,000	84,250	56,500
Accumulated distributable earnings (loss)	(1,564,270)	16,684,578	15,954,811	(7,244,964)
NET ASSETS	$59,539,700	$185,735,580	$268,891,014	$114,122,865
NET ASSET VALUE, per share	$20.89	$24.44	$31.92	$20.20
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,850,002	7,600,002	8,425,002	5,650,002
Investments, at cost	$520,285	$1,325,303	$2,167,451	$1,349,798
Premiums paid on options contracts purchased	$59,910,538	$176,940,303	$298,556,982	$118,864,301
Premiums received on options contracts written	$2,105,011	$12,355,593	$44,263,084	$3,624,424
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)	FT Cboe Vest International Equity Buffer ETF - September (YSEP)	FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)

$3,658,033	$3,423,994	$—	$—	$97,931	$311,287
375,523,686	386,743,968	41,386,909	40,306,354	23,700,729	113,341,088
—	—	406,194	376,445	—	—
305	153	—	—	280	234

15,656	14,863	—	—	451	1,783
149,795	101,176	—	112,371	—	—
3,392,211	843,733	—	753,323	—	—
382,739,686	391,127,887	41,793,103	41,548,493	23,799,391	113,654,392

16,059,878	41,544,884	3,944,177	5,284,586	2,385	3,725,458

255,038	240,038	22,137	6,282	18,116	80,172
3,508,344	942,626	—	857,648	—	—
19,823,260	42,727,548	3,966,314	6,148,516	20,501	3,805,630
$362,916,426	$348,400,339	$37,826,789	$35,399,977	$23,778,890	$109,848,762

$369,903,176	$358,925,844	$37,575,565	$35,062,879	$20,964,897	$96,532,164
160,500	103,250	12,250	11,750	12,000	50,000
(7,147,250)	(10,628,755)	238,974	325,348	2,801,993	13,266,598
$362,916,426	$348,400,339	$37,826,789	$35,399,977	$23,778,890	$109,848,762
$22.61	$33.74	$30.88	$30.13	$19.82	$21.97
16,050,002	10,325,002	1,225,002	1,175,002	1,200,002	5,000,002
$3,658,033	$3,423,994	$—	$—	$97,931	$311,287
$372,017,888	$376,804,869	$41,452,869	$39,560,960	$21,770,388	$96,716,239
$20,025,540	$37,011,454	$4,277,420	$4,864,540	$988,428	$6,319,760
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities (Continued)
August 31, 2023

	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)	FT Cboe Vest International Equity Buffer ETF - December (YDEC)	FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
ASSETS:
Investments, at value	$301,367	$436,679	$681,039	$1,871,183
Options contracts purchased, at value	115,991,447	64,036,568	160,193,851	429,720,989
Cash	—	—	—	—
Due from broker	—	297	5	1,417
Receivables:
Dividends	1,397	1,978	2,980	8,957
Investment securities sold	—	—	—	—
Capital shares sold	—	—	—	—
Total Assets	116,294,211	64,475,522	160,877,875	431,602,546

LIABILITIES:
Options contracts written, at value	20,006,190	234,956	17,253,502	75,712,920
Payables:
Investment advisory fees	68,551	48,979	103,189	257,601
Investment securities purchased	—	—	—	—
Total Liabilities	20,074,741	283,935	17,356,691	75,970,521
NET ASSETS	$96,219,470	$64,191,587	$143,521,184	$355,632,025

NET ASSETS consist of:
Paid-in capital	$74,404,529	$62,858,024	$140,191,518	$324,024,233
Par value	28,000	29,500	63,000	107,250
Accumulated distributable earnings (loss)	21,786,941	1,304,063	3,266,666	31,500,542
NET ASSETS	$96,219,470	$64,191,587	$143,521,184	$355,632,025
NET ASSET VALUE, per share	$34.36	$21.76	$22.78	$33.16
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,800,002	2,950,002	6,300,002	10,725,002
Investments, at cost	$301,367	$436,679	$681,039	$1,871,183
Premiums paid on options contracts purchased	$104,213,743	$62,321,857	$131,859,903	$371,360,579
Premiums received on options contracts written	$11,950,973	$2,570,277	$10,520,790	$51,560,656
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Period Ended August 31, 2023

	FT Cboe Vest International Equity Buffer ETF - March (YMAR)	FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR) (a)	FT Cboe Vest International Equity Buffer ETF - June (YJUN)
INVESTMENT INCOME:
Dividends	$14,869	$41,608	$38,128	$26,295
Total investment income	14,869	41,608	38,128	26,295

EXPENSES:
Investment advisory fees	371,917	947,145	961,103	631,013
Total expenses	371,917	947,145	961,103	631,013
NET INVESTMENT INCOME (LOSS)	(357,048)	(905,537)	(922,975)	(604,718)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Purchased options contracts	(1,821,517)	(1,732,203)	450,403	(2,059,425)
Written options contracts	(90,304)	(1,227,876)	(344,088)	235,220
In-kind redemptions - Purchased options contracts	(387,022)	2,591,954	5,456,838	10,963,677
In-kind redemptions - Written options contracts	382,635	1,040,220	(1,323,896)	2,804,782
Net realized gain (loss)	(1,916,208)	672,095	4,239,257	11,944,254
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	2,911,576	29,692,394	35,637,427	(2,310,240)
Written options contracts	2,495,031	(4,707,426)	(23,018,690)	119,993
Net change in unrealized appreciation (depreciation)	5,406,607	24,984,968	12,618,737	(2,190,247)
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,490,399	25,657,063	16,857,994	9,754,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,133,351	$24,751,526	$15,935,019	$9,149,289

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL) (b)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG) (c)	FT Cboe Vest International Equity Buffer ETF - September (YSEP)	FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)

$57,228	$60,317	$—	$—	$8,134	$21,209
57,228	60,317	—	—	8,134	21,209

1,178,618	1,514,062	23,698	6,282	228,634	683,021
1,178,618	1,514,062	23,698	6,282	228,634	683,021
(1,121,390)	(1,453,745)	(23,698)	(6,282)	(220,500)	(661,812)

(3,825,662)	(4,546,350)	(12,600)	—	(1,258,310)	(4,985,551)
(2,018,713)	(8,464,588)	6,429	—	(732,177)	(1,900,080)
19,293,558	24,057,743	—	—	2,769,710	4,445,950
4,226,174	7,047,848	—	—	524,869	1,261,067
17,675,357	18,094,653	(6,171)	—	1,304,092	(1,178,614)

1,508,090	6,890,340	(65,960)	745,394	2,311,131	18,989,722
3,013,185	(3,650,760)	333,243	(420,046)	1,622,033	3,122,570
4,521,275	3,239,580	267,283	325,348	3,933,164	22,112,292
22,196,632	21,334,233	261,112	325,348	5,237,256	20,933,678
$21,075,242	$19,880,488	$237,414	$319,066	$5,016,756	$20,271,866
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations (Continued)
For the Period Ended August 31, 2023

	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP) (d)	FT Cboe Vest International Equity Buffer ETF - December (YDEC)	FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
INVESTMENT INCOME:
Dividends	$10,008	$13,521	$47,236	$95,358
Total investment income	10,008	13,521	47,236	95,358

EXPENSES:
Investment advisory fees	1,163,337	361,707	966,275	2,388,684
Total expenses	1,163,337	361,707	966,275	2,388,684
NET INVESTMENT INCOME (LOSS)	(1,153,329)	(348,186)	(919,039)	(2,293,326)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Purchased options contracts	3,563,455	(1,407,897)	(5,107,252)	(4,879,643)
Written options contracts	(378,169)	(159,905)	(7,197,645)	(2,770,809)
In-kind redemptions - Purchased options contracts	12,363,144	580,372	2,408,929	10,373,149
In-kind redemptions - Written options contracts	3,666,726	299,095	110,243	7,112,298
Net realized gain (loss)	19,215,156	(688,335)	(9,785,725)	9,834,995
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	11,777,704	2,720,118	36,881,107	64,564,403
Written options contracts	(8,055,217)	2,869,548	(4,240,796)	(28,532,818)
Net change in unrealized appreciation (depreciation)	3,722,487	5,589,666	32,640,311	36,031,585
NET REALIZED AND UNREALIZED GAIN (LOSS)	22,937,643	4,901,331	22,854,586	45,866,580
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,784,314	$4,553,145	$21,935,547	$43,573,254

(d)	Inception date is September 21, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Cboe Vest International Equity Buffer ETF - March (YMAR)		FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(357,048)	$(233,241)	$(905,537)	$(258,774)
Net realized gain (loss)	(1,916,208)	(637,400)	672,095	1,977,483
Net change in unrealized appreciation (depreciation)	5,406,607	(4,402,075)	24,984,968	(6,312,235)
Net increase (decrease) in net assets resulting from operations	3,133,351	(5,272,716)	24,751,526	(4,593,526)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	75,264,238	61,307,344	244,611,999	65,393,273
Cost of shares redeemed	(56,588,373)	(30,990,709)	(130,285,396)	(33,026,951)
Net increase (decrease) in net assets resulting from shareholder transactions	18,675,865	30,316,635	114,326,603	32,366,322
Total increase (decrease) in net assets	21,809,216	25,043,919	139,078,129	27,772,796

NET ASSETS:
Beginning of period	37,730,484	12,686,565	46,657,451	18,884,655
End of period	$59,539,700	$37,730,484	$185,735,580	$46,657,451

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,100,002	600,002	2,300,002	850,002
Shares sold	3,700,000	3,100,000	11,150,000	3,050,000
Shares redeemed	(2,950,000)	(1,600,000)	(5,850,000)	(1,600,000)
Shares outstanding, end of period	2,850,002	2,100,002	7,600,002	2,300,002

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)	FT Cboe Vest International Equity Buffer ETF - June (YJUN)		FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)
Period Ended 8/31/2023 (a)	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022

$(922,975)	$(604,718)	$(143,117)	$(1,121,390)	$(331,640)
4,239,257	11,944,254	(1,438,356)	17,675,357	(2,695,129)
12,618,737	(2,190,247)	(449,316)	4,521,275	1,876,206
15,935,019	9,149,289	(2,030,789)	21,075,242	(1,150,563)

300,971,186	158,749,964	39,951,781	392,039,009	116,883,507
(48,015,191)	(83,430,647)	(21,551,314)	(142,246,301)	(57,217,432)
252,955,995	75,319,317	18,400,467	249,792,708	59,666,075
268,891,014	84,468,606	16,369,678	270,867,950	58,515,512

—	29,654,259	13,284,581	92,048,476	33,532,964
$268,891,014	$114,122,865	$29,654,259	$362,916,426	$92,048,476

—	1,700,002	650,002	4,900,002	1,600,002
9,950,002	8,100,000	2,200,000	17,950,000	6,300,000
(1,525,000)	(4,150,000)	(1,150,000)	(6,800,000)	(3,000,000)
8,425,002	5,650,002	1,700,002	16,050,002	4,900,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)		FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)	FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Period Ended 8/31/2023 (b)	Period Ended 8/31/2023 (c)
OPERATIONS:
Net investment income (loss)	$(1,453,745)	$(198,462)	$(23,698)	$(6,282)
Net realized gain (loss)	18,094,653	(111,477)	(6,171)	—
Net change in unrealized appreciation (depreciation)	3,239,580	2,096,122	267,283	325,348
Net increase (decrease) in net assets resulting from operations	19,880,488	1,786,183	237,414	319,066

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	410,957,170	118,349,822	38,345,887	35,080,911
Cost of shares redeemed	(193,084,376)	(15,511,751)	(756,512)	—
Net increase (decrease) in net assets resulting from shareholder transactions	217,872,794	102,838,071	37,589,375	35,080,911
Total increase (decrease) in net assets	237,753,282	104,624,254	37,826,789	35,399,977

NET ASSETS:
Beginning of period	110,647,057	6,022,803	—	—
End of period	$348,400,339	$110,647,057	$37,826,789	$35,399,977

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,650,002	200,002	—	—
Shares sold	12,600,000	3,975,000	1,250,002	1,175,002
Shares redeemed	(5,925,000)	(525,000)	(25,000)	—
Shares outstanding, end of period	10,325,002	3,650,002	1,225,002	1,175,002

(b)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(e)	Inception date is September 21, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest International Equity Buffer ETF - September (YSEP)		FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)		FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)
Year Ended 8/31/2023	Period Ended 8/31/2022 (d)	Year Ended 8/31/2023	Period Ended 8/31/2022 (d)	Period Ended 8/31/2023 (e)

$(220,500)	$(54,995)	$(661,812)	$(209,891)	$(1,153,329)
1,304,092	(29,287)	(1,178,614)	392,265	19,215,156
3,933,164	(1,016,780)	22,112,292	(2,893,141)	3,722,487
5,016,756	(1,101,062)	20,271,866	(2,710,767)	21,784,314

29,330,078	9,899,510	116,133,280	45,487,054	208,590,188
(16,579,273)	(2,787,119)	(50,886,198)	(18,446,473)	(134,155,032)
12,750,805	7,112,391	65,247,082	27,040,581	74,435,156
17,767,561	6,011,329	85,518,948	24,329,814	96,219,470

6,011,329	—	24,329,814	—	—
$23,778,890	$6,011,329	$109,848,762	$24,329,814	$96,219,470

350,002	—	1,350,002	—	—
1,750,000	500,002	6,350,000	2,300,002	6,875,002
(900,000)	(150,000)	(2,700,000)	(950,000)	(4,075,000)
1,200,002	350,002	5,000,002	1,350,002	2,800,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	FT Cboe Vest International Equity Buffer ETF - December (YDEC)		FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(348,186)	$(109,681)	$(919,039)	$(739,948)
Net realized gain (loss)	(688,335)	431,965	(9,785,725)	8,966,252
Net change in unrealized appreciation (depreciation)	5,589,666	(2,245,964)	32,640,311	(19,902,035)
Net increase (decrease) in net assets resulting from operations	4,553,145	(1,923,680)	21,935,547	(11,675,731)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	68,547,162	25,417,773	116,741,471	110,993,722
Cost of shares redeemed	(20,085,865)	(24,333,441)	(66,784,994)	(106,641,208)
Net increase (decrease) in net assets resulting from shareholder transactions	48,461,297	1,084,332	49,956,477	4,352,514
Total increase (decrease) in net assets	53,014,442	(839,348)	71,892,024	(7,323,217)

NET ASSETS:
Beginning of period	11,177,145	12,016,493	71,629,160	78,952,377
End of period	$64,191,587	$11,177,145	$143,521,184	$71,629,160

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	600,002	550,002	3,600,002	3,500,002
Shares sold	3,350,000	1,200,000	5,950,000	4,900,000
Shares redeemed	(1,000,000)	(1,150,000)	(3,250,000)	(4,800,000)
Shares outstanding, end of period	2,950,002	600,002	6,300,002	3,600,002

(f)	Inception date is December 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
Year Ended 8/31/2023	Period Ended 8/31/2022 (f)

$(2,293,326)	$(277,142)
9,834,995	(47,215)
36,031,585	(1,823,439)
43,573,254	(2,147,796)

461,674,530	93,120,893
(227,470,819)	(13,118,037)
234,203,711	80,002,856
277,776,965	77,855,060

77,855,060	—
$355,632,025	$77,855,060

2,700,002	—
15,425,000	3,150,002
(7,400,000)	(450,000)
10,725,002	2,700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Cboe Vest International Equity Buffer ETF - March (YMAR)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$17.97	$21.14	$20.02
Income from investment operations:
Net investment income (loss)	(0.17) (b)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	3.09	(3.09)	1.16
Total from investment operations	2.92	(3.17)	1.12
Net asset value, end of period	$20.89	$17.97	$21.14
Total return (c)	16.25%	(15.00)%	5.59%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$59,540	$37,730	$12,687
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$20.29	$22.22	$20.04
Income from investment operations:
Net investment income (loss)	(0.19) (b)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	4.34	(1.86)	2.24
Total from investment operations	4.15	(1.93)	2.18
Net asset value, end of period	$24.44	$20.29	$22.22
Total return (c)	20.45%	(8.69)%	10.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$185,736	$46,657	$18,885
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March (XMAR)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$29.64
Income from investment operations:
Net investment income (loss) (b)	(0.12)
Net realized and unrealized gain (loss)	2.40
Total from investment operations	2.28
Net asset value, end of period	$31.92
Total return (c)	7.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$268,891
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest International Equity Buffer ETF - June (YJUN)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$17.44	$20.44	$19.95
Income from investment operations:
Net investment income (loss)	(0.17) (b)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	2.93	(2.93)	0.51
Total from investment operations	2.76	(3.00)	0.49
Net asset value, end of period	$20.20	$17.44	$20.44
Total return (c)	15.83%	(14.68)%	2.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$114,123	$29,654	$13,285
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$18.79	$20.96	$19.87
Income from investment operations:
Net investment income (loss)	(0.17) (b)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	3.99	(2.12)	1.12
Total from investment operations	3.82	(2.17)	1.09
Net asset value, end of period	$22.61	$18.79	$20.96
Total return (c)	20.33%	(10.35)%	5.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$362,916	$92,048	$33,533
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.89)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$30.31	$30.11	$29.72
Income from investment operations:
Net investment income (loss)	(0.26) (b)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	3.69	0.23	0.42
Total from investment operations	3.43	0.20	0.39
Net asset value, end of period	$33.74	$30.31	$30.11
Total return (c)	11.32%	0.66%	1.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$348,400	$110,647	$6,023
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)%	(0.85)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is July 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.75
Income from investment operations:
Net investment income (loss) (b)	(0.03)
Net realized and unrealized gain (loss)	0.16
Total from investment operations	0.13
Net asset value, end of period	$30.88
Total return (c)	0.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$37,827
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.85)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss)	0.46
Total from investment operations	0.45
Net asset value, end of period	$30.13
Total return (c)	1.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,400
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.85)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest International Equity Buffer ETF - September (YSEP)

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$17.18	$19.96
Income from investment operations:
Net investment income (loss)	(0.16) (b)	(0.16)
Net realized and unrealized gain (loss)	2.80	(2.62)
Total from investment operations	2.64	(2.78)
Net asset value, end of period	$19.82	$17.18
Total return (c)	15.37%	(13.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,779	$6,011
Ratio of total expenses to average net assets	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$18.02	$20.19
Income from investment operations:
Net investment income (loss)	(0.17) (b)	(0.16)
Net realized and unrealized gain (loss)	4.12	(2.01)
Total from investment operations	3.95	(2.17)
Net asset value, end of period	$21.97	$18.02
Total return (c)	21.92%	(10.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$109,849	$24,330
Ratio of total expenses to average net assets	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.89)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September (XSEP)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.19
Income from investment operations:
Net investment income (loss) (b)	(0.26)
Net realized and unrealized gain (loss)	4.43
Total from investment operations	4.17
Net asset value, end of period	$34.36
Total return (c)	13.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$96,219
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.84)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is September 21, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest International Equity Buffer ETF - December (YDEC)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$18.63	$21.85	$20.06
Income from investment operations:
Net investment income (loss)	(0.18) (b)	(0.18)	(0.09)
Net realized and unrealized gain (loss)	3.31	(3.04)	1.88
Total from investment operations	3.13	(3.22)	1.79
Net asset value, end of period	$21.76	$18.63	$21.85
Total return (c)	16.80%	(14.74)%	8.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$64,192	$11,177	$12,016
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.90)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$19.90	$22.56	$19.84
Income from investment operations:
Net investment income (loss)	(0.17) (b)	(0.20)	(0.13)
Net realized and unrealized gain (loss)	3.05	(2.46)	2.85
Total from investment operations	2.88	(2.66)	2.72
Net asset value, end of period	$22.78	$19.90	$22.56
Total return (c)	14.47%	(11.79)%	13.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$143,521	$71,629	$78,952
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.90)%	(0.90)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$28.84	$30.35
Income from investment operations:
Net investment income (loss)	(0.25) (b)	(0.10)
Net realized and unrealized gain (loss)	4.57	(1.41)
Total from investment operations	4.32	(1.51)
Net asset value, end of period	$33.16	$28.84
Total return (c)	14.98%	(4.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$355,632	$77,855
Ratio of total expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.84)% (d)
Portfolio turnover rate (e)	0%	0%

(a)	Inception date is December 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the fourteen funds (each a “Fund” and collectively, the “Funds”) listed  below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Cboe Vest International Equity Buffer ETF - March – (ticker “YMAR”)
FT Cboe Vest Nasdaq-100® Buffer ETF - March – (ticker “QMAR”)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March – (ticker “XMAR”)(1)
FT Cboe Vest International Equity Buffer ETF - June – (ticker “YJUN”)
FT Cboe Vest Nasdaq-100® Buffer ETF - June – (ticker “QJUN”)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June – (ticker “XJUN”)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July – (ticker “XJUL”)(2)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August – (ticker “XAUG”)(3)
FT Cboe Vest International Equity Buffer ETF - September – (ticker “YSEP”)
FT Cboe Vest Nasdaq-100® Buffer ETF - September – (ticker “QSPT”)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September – (ticker “XSEP”)(4)
FT Cboe Vest International Equity Buffer ETF - December – (ticker “YDEC”)
FT Cboe Vest Nasdaq-100® Buffer ETF - December – (ticker “QDEC”)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December – (ticker “XDEC”)

(1)	Commenced investment operations on March 17, 2023.
(2)	Commenced Investment operations on July 21, 2023.
(3)	Commenced investment operations on August 18, 2023.
(4)	Commenced investment operations on September 21, 2022.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
The investment objective of YMAR is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the “Underlying MSCI ETF”), up to a predetermined upside cap of 24.78% (before fees and expenses) and 23.88% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from March 20, 2023 to March 15, 2024. Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 20.70% (before fees and expenses) and 19.80% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of March 21, 2022 to March 17, 2023.
The investment objective of QMAR is to seek to provide investors with returns that match the price return of the Invesco QQQ TrustSM, Series 1 (the “Underlying Invesco ETF”), up to a predetermined upside cap of 22.15% (before fees and expenses) and 21.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from March 20, 2023 to March 15, 2024. Prior to March 20, 2023, the Fund’s investment objective included an upside cap of 17.25% (before fees and expenses) and 16.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of March 21, 2022 to March 17, 2023.
The investment objective of XMAR is to seek to provide investors with returns of approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying SPDR ETF”), up to a predetermined upside cap of 13.01% (before fees and expenses) and 12.16% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from March 20, 2023 to March 15, 2024.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
The investment objective of YJUN is to seek to provide investors with returns that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 18.94% (before fees and expenses) and 18.03% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from June 20, 2023 to June 21, 2024. Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 24.20% (before fees and expenses) and 23.31% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of June 21, 2022 to June 16, 2023.
The investment objective of QJUN is to seek to provide investors with returns that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 20.53% (before fees and expenses) and 19.62% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from June 20, 2023 to June 21, 2024. Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 25.19% (before fees and expenses) and 24.30% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of June 21, 2022 to June 16, 2023.
The investment objective of XJUN is to seek to provide investors with returns of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.60% (before fees and expenses) and 10.74% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from June 20, 2023 to June 21, 2024. Prior to June 20, 2023, the Fund’s investment objective included an upside cap of 14.80% (before fees and expenses) and 13.95% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of June 21, 2022 to June 16, 2023.
The investment objective of XJUL is to seek to provide investors with returns of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 11.22% (before fees and expenses) and 10.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from July 24, 2023 through July 19, 2024.
The investment objective of XAUG is to seek to provide investors with returns of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 12.32% (before fees and expenses) and 11.48% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from August 21, 2023 through August 16, 2024.
The investment objective of YSEP is to seek to provide investors with returns that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 25.00% (before fees, expenses and taxes) and 24.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying MSCI ETF losses, over the period from September 19, 2022 through September 15, 2023. Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 12.93% (before fees, expenses and taxes) and 12.03% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 20, 2021 to September 16, 2022.
The investment objective of QSPT is to seek to provide investors with returns that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 27.27% (before fees, expenses and taxes) and 26.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying Invesco ETF losses, over the period from September 19, 2022 through September 15, 2023. Prior to September 19, 2022, the Fund’s investment objective included an upside cap of 13.65% (before fees, expenses and taxes) and 12.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 20, 2021 to September 16, 2022.
The investment objective of XSEP is to seek to provide investors with returns of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.90% (before fees and expenses) and 14.07% (after fees and expenses,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from September 22, 2022 through September 15, 2023.
The investment objective of YDEC is to seek to provide investors with returns that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 22.87% (before fees and expenses) and 21.97% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from December 19, 2022 to December 15, 2023. Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 10.75% (before fees and expenses) and 9.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.
The investment objective of QDEC is to seek to provide investors with returns that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 27.03% (before fees and expenses) and 26.13% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer (before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from December 19, 2022 to December 15, 2023. Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 15.89% (before fees and expenses) and 14.99% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.
The investment objective of XDEC is to seek to provide investors with returns of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 15.31% (before fees, expenses and taxes) and 14.46% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 15% (before fees, expenses and taxes) of Underlying SPDR ETF losses, over the period from December 19, 2022 to December 15, 2023. Prior to December 19, 2022, the Fund’s investment objective included an upside cap of 8.58% (before fees, expenses and taxes) and 7.73% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of December 20, 2021 to December 16, 2022.
Under normal market conditions, each Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance that match those of a specified reference ETF, either the SPDR® S&P 500® ETF Trust, the Invesco QQQ TrustSM, Series 1, or the iShares MSCI EAFE ETF (the “Underlying ETF”).
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2023 are FLEX Options.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2022 or 2023.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest International Equity Buffer ETF - March	31-Mar-23	$(50,002)	$(3,732,033)	$1,610,323
FT Cboe Vest Nasdaq-100® Buffer ETF - March	31-Mar-23	(95,225)	(6,157,378)	2,646,897
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-23	—	—	1,647,629
FT Cboe Vest International Equity Buffer ETF - June	30-Jun-23	(314,914)	(4,725,425)	(1,344,714)
FT Cboe Vest Nasdaq-100® Buffer ETF - June	30-Jun-23	(403,878)	(14,137,138)	1,990,812
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-23	(636,566)	(15,440,201)	1,891,089
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-23	—	—	68,756
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-23	—	—	325,348
FT Cboe Vest International Equity Buffer ETF - September	30-Sep-22	(51,046)	(2,270,671)	(392,925)
FT Cboe Vest Nasdaq-100® Buffer ETF - September	30-Sep-22	(172,443)	(7,397,785)	(1,627,993)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-22	—	—	(228,367)
FT Cboe Vest International Equity Buffer ETF - December	31-Dec-22	—	(2,555,618)	30,120
FT Cboe Vest Nasdaq-100® Buffer ETF - December	31-Dec-22	—	(23,321,603)	(1,176,263)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-22	—	(9,920,350)	1,052,234
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, and 2023 remain open to federal and state audit for all Funds except for XMAR, XJUL, XAUG and XSEP. For XMAR, XJUL, XAUG and XSEP, the taxable year ended 2023 remains open for federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Cboe Vest International Equity Buffer ETF - March	31-Mar-23	$3,732,033

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
	Taxable Year End	Non-Expiring Capital Loss Carryforwards
FT Cboe Vest Nasdaq-100® Buffer ETF - March	31-Mar-23	$6,157,378
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-23	—
FT Cboe Vest International Equity Buffer ETF - June	30-Jun-23	4,725,425
FT Cboe Vest Nasdaq-100® Buffer ETF - June	30-Jun-23	14,137,138
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-23	15,440,201
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-23	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-23	—
FT Cboe Vest International Equity Buffer ETF - September	30-Sep-22	2,270,671
FT Cboe Vest Nasdaq-100® Buffer ETF - September	30-Sep-22	7,397,785
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-22	—
FT Cboe Vest International Equity Buffer ETF - December	31-Dec-22	2,555,618
FT Cboe Vest Nasdaq-100® Buffer ETF - December	31-Dec-22	23,321,603
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-22	9,920,350
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund’s applicable taxable year end, the following Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:

	Taxable Year End	Qualified Late Year Losses
		Ordinary Losses	Capital Losses
FT Cboe Vest International Equity Buffer ETF - March	31-Mar-23	$50,002	$—
FT Cboe Vest Nasdaq-100® Buffer ETF - March	31-Mar-23	95,225	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-23	—	—
FT Cboe Vest International Equity Buffer ETF - June	30-Jun-23	314,914	—
FT Cboe Vest Nasdaq-100® Buffer ETF - June	30-Jun-23	403,878	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-23	636,566	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-23	—	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-23	—	—
FT Cboe Vest International Equity Buffer ETF - September	30-Sep-22	51,046	—
FT Cboe Vest Nasdaq-100® Buffer ETF - September	30-Sep-22	172,443	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-22	—	—
FT Cboe Vest International Equity Buffer ETF - December	31-Dec-22	—	—
FT Cboe Vest Nasdaq-100® Buffer ETF - December	31-Dec-22	—	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-22	—	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Cboe Vest International Equity Buffer ETF - March	31-Mar-23	$269,703	$1,140,515	$(1,410,218)
FT Cboe Vest Nasdaq-100® Buffer ETF - March	31-Mar-23	336,916	(3,336,667)	2,999,751
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	31-Mar-23	19,792	—	(19,792)
FT Cboe Vest International Equity Buffer ETF - June	30-Jun-23	239,694	(13,424,267)	13,184,573

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Cboe Vest Nasdaq-100® Buffer ETF - June	30-Jun-23	$526,144	$(23,228,078)	$22,701,934
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	30-Jun-23	570,114	(30,634,221)	30,064,107
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	31-Jul-23	1,560	—	(1,560)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	31-Aug-23	6,282	—	(6,282)
FT Cboe Vest International Equity Buffer ETF - September	30-Sep-22	8,576	(1,122,868)	1,114,292
FT Cboe Vest Nasdaq-100® Buffer ETF - September	30-Sep-22	55,642	(4,352,048)	4,296,406
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September	30-Sep-22	2,627	—	(2,627)
FT Cboe Vest International Equity Buffer ETF - December	31-Dec-22	112,174	(1,055,025)	942,851
FT Cboe Vest Nasdaq-100® Buffer ETF - December	31-Dec-22	717,138	560,572	(1,277,710)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	31-Dec-22	544,650	(10,470,459)	9,925,809
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest International Equity Buffer ETF - March	$58,325,812	$3,734,009	$(2,478,857)	$1,255,152
FT Cboe Vest Nasdaq-100® Buffer ETF - March	165,910,013	40,755,740	(20,800,174)	19,955,566
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	256,594,008	50,563,533	(38,077,455)	12,486,078
FT Cboe Vest International Equity Buffer ETF - June	116,589,675	1,217,055	(3,607,211)	(2,390,156)
FT Cboe Vest Nasdaq-100® Buffer ETF - June	355,650,381	12,922,070	(5,450,610)	7,471,460
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	343,217,409	19,448,908	(14,043,239)	5,405,669
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	37,181,621	823,110	(561,999)	261,111
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	34,696,420	1,163,538	(838,190)	325,348
FT Cboe Vest International Equity Buffer ETF - September	20,890,252	4,835,565	(1,929,542)	2,906,023
FT Cboe Vest Nasdaq-100® Buffer ETF - September	90,708,705	28,314,476	(9,096,264)	19,218,212
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September	93,169,720	21,199,770	(18,082,866)	3,116,904
FT Cboe Vest International Equity Buffer ETF - December	60,191,524	6,777,811	(2,731,044)	4,046,767
FT Cboe Vest Nasdaq-100® Buffer ETF - December	122,020,741	43,173,311	(21,572,664)	21,600,647
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	321,673,255	91,575,457	(57,369,460)	34,205,997
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. Effective November 1, 2022, the annual unitary management fee payable by each Fund, with the exception of XMAR, XJUN, XJUL, XAUG, XSEP and XDEC, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.9000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.8775%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.8550%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.8325%
Fund net assets greater than $10 billion	0.8100%
For XMAR, XJUN, XJUL, XAUG, XSEP and XDEC, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
Prior to November 1, 2022, First Trust was paid an annual unitary management fee of 0.90% of each Fund’s average daily net assets, with the exception of XJUN, XSEP and XDEC, which paid an annual unitary management fee of 0.85%.
First Trust and Cboe VestSM Financial LLC (“Cboe Vest”), an affiliate of First Trust, are responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Cboe Vest serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund’s assets and will pay Cboe Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor, after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Cboe Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended August 31, 2023, the Funds had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the fiscal period ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Cboe Vest International Equity Buffer ETF - March	$—	$46,348,586
FT Cboe Vest Nasdaq-100® Buffer ETF - March	—	51,574,165
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	—	29,753,144
FT Cboe Vest International Equity Buffer ETF - June	—	76,914,342
FT Cboe Vest Nasdaq-100® Buffer ETF - June	8,644,080	85,647,048
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	—	137,151,076
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	—	—
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	—	—
FT Cboe Vest International Equity Buffer ETF - September	—	13,716,967
FT Cboe Vest Nasdaq-100® Buffer ETF - September	—	30,029,096
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September	—	89,151,043
FT Cboe Vest International Equity Buffer ETF - December	—	15,930,380
FT Cboe Vest Nasdaq-100® Buffer ETF - December	5,631,760	16,615,874
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	—	159,965,579
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
YMAR
Options contracts	Equity Risk	Options contracts purchased, at value	$59,659,689	Options contracts written, at value	$599,010
QMAR
Options contracts	Equity Risk	Options contracts purchased, at value	202,035,485	Options contracts written, at value	17,495,209
XMAR
Options contracts	Equity Risk	Options contracts purchased, at value	334,194,409	Options contracts written, at value	67,281,774
YJUN
Options contracts	Equity Risk	Options contracts purchased, at value	116,150,803	Options contracts written, at value	3,301,082
QJUN
Options contracts	Equity Risk	Options contracts purchased, at value	375,523,686	Options contracts written, at value	16,059,878

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
XJUN
Options contracts	Equity Risk	Options contracts purchased, at value	$386,743,968	Options contracts written, at value	$41,544,884
XJUL
Options contracts	Equity Risk	Options contracts purchased, at value	41,386,909	Options contracts written, at value	3,944,177
XAUG
Options contracts	Equity Risk	Options contracts purchased, at value	40,306,354	Options contracts written, at value	5,284,586
YSEP
Options contracts	Equity Risk	Options contracts purchased, at value	23,700,729	Options contracts written, at value	2,385
QSPT
Options contracts	Equity Risk	Options contracts purchased, at value	113,341,088	Options contracts written, at value	3,725,458
XSEP
Options contracts	Equity Risk	Options contracts purchased, at value	115,991,447	Options contracts written, at value	20,006,190
YDEC
Options contracts	Equity Risk	Options contracts purchased, at value	64,036,568	Options contracts written, at value	234,956
QDEC
Options contracts	Equity Risk	Options contracts purchased, at value	160,193,851	Options contracts written, at value	17,253,502
XDEC
Options contracts	Equity Risk	Options contracts purchased, at value	429,720,989	Options contracts written, at value	75,712,920
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2023, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	YMAR	QMAR	XMAR	YJUN	QJUN
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(2,208,539)	$859,751	$5,907,241	$8,904,252	$15,467,896
Written options contracts	292,331	(187,656)	(1,667,984)	3,040,002	2,207,461
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	2,911,576	29,692,394	35,637,427	(2,310,240)	1,508,090
Written options contracts	2,495,031	(4,707,426)	(23,018,690)	119,993	3,013,185

Statements of Operations Location	XJUN	XJUL	XAUG	YSEP	QSPT
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$19,511,393	$(12,600)	$—	$1,511,400	$(539,601)
Written options contracts	(1,416,740)	6,429	—	(207,308)	(639,013)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023

Statements of Operations Location	XJUN	XJUL	XAUG	YSEP	QSPT
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	$6,890,340	$(65,960)	$745,394	$2,311,131	$18,989,722
Written options contracts	(3,650,760)	333,243	(420,046)	1,622,033	3,122,570

Statements of Operations Location	XSEP	YDEC	QDEC	XDEC
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$15,926,599	$(827,525)	$(2,698,323)	$5,493,506
Written options contracts	3,288,557	139,190	(7,087,402)	4,341,489
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	11,777,704	2,720,118	36,881,107	64,564,403
Written options contracts	(8,055,217)	2,869,548	(4,240,796)	(28,532,818)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended August 31, 2023, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
YMAR	$100,922,469	$84,960,122	$2,887,215	$3,212,288
QMAR	296,463,896	175,094,560	20,114,545	12,041,463
XMAR	351,781,144	53,224,162	54,121,768	9,858,684
YJUN	230,847,110	143,105,095	5,764,966	3,743,721
QJUN	510,341,308	235,614,959	27,425,588	16,449,908
XJUN	594,634,866	349,179,594	70,932,651	57,749,874
XJUL	42,284,371	831,502	4,354,465	77,045
XAUG	39,560,960	—	4,864,540	—
YSEP	37,586,234	23,104,950	2,760,445	2,061,988
QSPT	146,185,729	78,779,787	10,604,601	6,450,963
XSEP	242,349,729	138,135,986	35,860,387	23,909,414
YDEC	84,151,175	35,189,695	3,512,160	1,669,476
QDEC	185,299,086	143,498,480	15,097,513	12,435,067
XDEC	632,304,823	347,814,867	68,500,371	24,606,106
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before  December 31, 2024 for YMAR, QMAR, YJUN, QJUN, XJUN, YSEP, QSPT, XSEP, YDEC, QDEC and XDEC, March 10, 2025 for XMAR, July 21, 2025 for XJUL, and August 18, 2025 for XAUG.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:
As of September 18, 2023, the investment objective of the FT Cboe Vest International Equity Buffer ETF - September changed to include an upside cap of 20.61% (before fees, expenses and taxes) and 19.69% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 18, 2023 to September 20, 2024.
As of September 18, 2023, the investment objective of the FT Cboe Vest Nasdaq-100® Buffer ETF - September changed to include an upside cap of 21.00% (before fees, expenses and taxes) and 20.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 18, 2023 to September 20, 2024.
As of September 18, 2023, the investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September changed to include an upside cap of 11.80% (before fees and expenses), and 10.94% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and an Outcome Period of September 18, 2023 to September 20, 2024.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of  First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of FT Cboe Vest International Equity Buffer ETF - March, FT Cboe Vest Nasdaq-100® Buffer ETF - March, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March, FT Cboe Vest International Equity Buffer ETF - June, FT Cboe Vest Nasdaq-100® Buffer ETF - June, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August, FT Cboe Vest International Equity Buffer ETF - September, FT Cboe Vest Nasdaq-100® Buffer ETF - September, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September, FT Cboe Vest International Equity Buffer ETF - December, FT Cboe Vest Nasdaq-100® Buffer ETF - December, and FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2023, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Cboe Vest International Equity Buffer ETF - March	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from March 19, 2021 (commencement of investment operations) through August 31, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF - March
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March	For the period from March 17, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest International Equity Buffer ETF - June	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from June 18, 2021 (commencement of investment operations) through August 31, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF - June
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from July 12, 2021 (commencement of investment operations) through August 31, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July	For the period from July 21, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August	For the period from August 18, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest International Equity Buffer ETF - September	For the year ended August 31, 2023	For the year ended August 31, 2023 and for the period from September 17, 2021 (commencement of investment operations) through August 31, 2022
FT Cboe Vest Nasdaq-100® Buffer ETF - September
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - September	For the period from September 21, 2022 (commencement of investment operations) through August 31, 2023

Report of Independent Registered Public Accounting Firm (Continued)
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Cboe Vest International Equity Buffer ETF - December	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from December 18, 2020 (commencement of investment operations) through August 31, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF - December
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December	For the year ended August 31, 2023	For the year ended August 31, 2023 and for the period from December 17, 2021 (commencement of investment operations) through August 31, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 24, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Disclaimer
The Funds are not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco, Nasdaq, Inc., or SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM or SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Investment Management and Sub-Advisory Agreements for
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - March
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – March (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Cboe VestSM Financial LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on June 7, 2021.  The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”)

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
managed by the Advisor; the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex.  The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 7, 2021 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund.  The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style.  The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Fund in the First Trust Fund Complex.  Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Advisory Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.85% of its average daily net assets.  The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses.  The Board noted that the Advisor and the Sub-Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable.  Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Fund will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Cboe Vest U.S. Equity Buffer ETF and FT Cboe Vest U.S. Equity Deep Buffer ETF product lines in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which pays a unitary fee equal to an annual rate of 0.85% of its average daily net assets.  In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow.  The Board noted that any reduction in fixed costs associated with the management of the Fund

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund.  The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement.  The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable.  The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor.  The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee and its understanding that the sub-advisory fee rate was the product of an arm’s length negotiation.  In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential fall-out benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board noted the Sub-Advisor’s statements that it does not foresee any fall-out benefits from its relationship with the Fund and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions.  The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
At a meeting held on December 11-12, 2022 and prior to the launch of the Fund in March 2023, the Board, including the Independent Trustees, approved revisions to the Agreements to allow for the unitary fee rate to be subject to a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund will be reduced as assets of the Fund meet certain thresholds. The Board, including the Independent Trustees, determined that the addition of a breakpoint schedule to the unitary fee rate is in the best interests of the Fund.
Board Considerations Regarding Approval of the Investment Management and Sub-Advisory Agreements for
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Cboe VestSM Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - July (XJUL)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - August (XAUG)
The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on June 5, 2023.  The Board determined for each Fund that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services to be provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by each Fund as

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund’s perspective.
In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex.  The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 5, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Funds, and the Trustees were able to ask questions about the proposed strategy for the Funds.  The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style.  The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex.  Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee starting at an annual rate of 0.85% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that, from the unitary fee for each Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule.  The Board noted that the Advisor and the Sub-Advisor would be responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable.  Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group.  With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how each Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Funds will be most similar to the ETFs in the FT Cboe Vest U.S. Equity Buffer ETF and FT Cboe Vest U.S. Equity Deep Buffer ETF product lines in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which has a unitary fee rate schedule starting at an annual rate of 0.85% of its average daily net assets.  In light of the information considered and the nature, extent and quality of the services expected to be provided to each

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds and whether the Funds may benefit from any economies of scale.  The Board noted that the proposed unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the proposed unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels.  The Board considered that the Sub-Advisor would be paid by the Advisor from each Fund’s unitary fee, that the sub-advisory fee for each Fund would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for each Fund was the product of an arm’s length negotiation.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement.  The Board considered the Advisor’s estimate of the asset level for each Fund at which the Advisor expects the Advisory Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for each Fund was not unreasonable.  The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for each Fund to the Sub-Advisor.  The Board concluded that the profitability analysis for the Advisor was more relevant.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions.  The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements for
FT Cboe Vest International Equity Buffer ETF - March
FT Cboe Vest Nasdaq-100® Buffer ETF - March
FT Cboe Vest International Equity Buffer ETF - June
FT Cboe Vest Nasdaq-100® Buffer ETF - June
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June
FT Cboe Vest International Equity Buffer ETF - September
FT Cboe Vest Nasdaq-100® Buffer ETF - September
FT Cboe Vest International Equity Buffer ETF - December
FT Cboe Vest Nasdaq-100® Buffer ETF - December
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Cboe VestSM Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

FT Cboe Vest International Equity Buffer ETF - March (YMAR)

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
FT Cboe Vest Nasdaq-100® Buffer ETF - March (QMAR)
FT Cboe Vest International Equity Buffer ETF - June (YJUN)
FT Cboe Vest Nasdaq-100® Buffer ETF - June (QJUN)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
FT Cboe Vest International Equity Buffer ETF - September (YSEP)
FT Cboe Vest Nasdaq-100® Buffer ETF - September (QSPT)
FT Cboe Vest International Equity Buffer ETF - December (YDEC)
FT Cboe Vest Nasdaq-100® Buffer ETF - December (QDEC)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4-5, 2023.  The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4-5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4-5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments.  In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index.  The Board noted that YMAR, YJUN, YSEP and YDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the iShares MSCI EAFE ETF (“EFA”), up to a predetermined cap, while providing a buffer against certain losses on the price return of EFA.  The Board noted that QMAR, QJUN, QSPT and QDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the Invesco QQQ Trust, Series 1 (“QQQ”), up to a predetermined cap, while providing a buffer against certain losses on the price return of QQQ.  The Board noted that XJUN and XDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) of approximately twice any positive price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY.  The Board considered information provided by the Sub-Advisor on each Fund’s performance during its respective target outcome period that ended between April 1, 2022 and March 31, 2023 and noted that each Fund delivered on its target outcome objective.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate.  The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Cboe VestSM Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

FT Cboe Vest Fund of Buffer ETFs (BUFR)
FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub- Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VIII
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the “Funds”), which contains detailed information about the Funds for the twelve months ended August 31, 2023.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Cboe Vest Fund of Buffer ETFs (BUFR)
The investment objective of the FT Cboe Vest Fund of Buffer ETFs (the “Fund”) is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Buffer ETFs (“Underlying ETFs”). Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of SPY losses, over a defined one-year period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “BUFR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (8/10/20) to 8/31/23	Inception (8/10/20) to 8/31/23
Fund Performance
NAV	14.09%	7.96%	26.38%
Market Price	14.20%	7.96%	26.38%
Index Performance
S&P 500® Index - Price Return	13.97%	10.08%	34.14%
(See Notes to Fund Performance Overview on page 6.)

Performance of a $10,000 Initial Investment
August 10, 2020 - August 31, 2023

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
8/10/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$13,414
$12,638
FT Cboe Vest Fund of Buffer ETFs
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)
The investment objective of the FT Cboe Vest Fund of Deep Buffer ETFs (the “Fund”) is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Deep Buffer ETFs (“Underlying ETFs”). Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined upside cap, while providing a deep buffer against losses between -5% and -30% (before fees, expenses and taxes) of SPY, over a defined one-year period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “BUFD.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (1/20/21) to 8/31/23	Inception (1/20/21) to 8/31/23
Fund Performance
NAV	9.95%	3.14%	8.42%
Market Price	10.11%	3.20%	8.57%
Index Performance
S&P 500® Index - Price Return	13.97%	6.21%	17.03%
(See Notes to Fund Performance Overview on page 6.)

Performance of a $10,000 Initial Investment
January 20, 2021 - August 31, 2023
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$11,703
$10,842
1/20/21
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest Fund of Deep Buffer ETFs
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)
The investment objective of the FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (the “Fund”) is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Cboe Vest Nasdaq-100® Buffer ETFs (“Underlying ETFs”). Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ TrustSM, Series 1 (“QQQ”), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of QQQ losses, over a defined one-year period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “BUFQ.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (6/15/22) to 8/31/23	Inception (6/15/22) to 8/31/23
Fund Performance
NAV	18.92%	19.97%	24.67%
Market Price	19.18%	20.05%	24.77%
Index Performance
Nasdaq-100 Index® - Price Return	26.31%	27.11%	33.70%
(See Notes to Fund Performance Overview on page 6.)

Performance of a $10,000 Initial Investment
June 15, 2022 - August 31, 2023
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$13,370
$12,467
6/15/22
8/31/22
2/28/23
8/31/23
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs
Nasdaq-100 Index® - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to FT Cboe Vest of Buffer ETFs (“BUFR”), FT Cboe Vest Fund of Deep Buffer ETFs (“BUFD”) and FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (“BUFQ”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing administrative services necessary for the management of the Funds.
Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately $16.3 billion under management or committed to management as of August 31, 2023.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Karan Sood, Managing Director of Cboe Vest
Howard Rubin, Managing Director of Cboe Vest
Commentary
Market Recap
The investment objective of BUFR is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Buffer ETFs.
The investment objective of BUFD is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Deep Buffer ETFs.
The investment objective of BUFQ is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Cboe Vest Nasdaq-100® Buffer ETFs.
During the 12-month period ended August 31, 2023 (the “Period”), stock markets generally rallied as central banks, including the U.S. Federal Reserve Bank (the “Fed”), raised interest rates in an attempt to reduce high inflation rates. The subsequent decline in inflation rates, combined with a resilient economy that has avoided recession and looks more likely to have a “soft landing,” encouraged the equity markets.
The S&P 500® Index, the well-known measure of U.S. large-cap stocks, ended the Period up 15.94%. Mid- and small-capitalization stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Small Cap Index, rose as well, gaining 10.71% and 4.65%, respectively, during the Period. The Nasdaq-100 Index®, a tech-heavy market measure, gained 27.44% during the Period. International markets gained as well, with broad foreign market indices such as MSCI EAFE Index and MSCI Emerging Markets Index rising by 17.92% and 1.25%, respectively, during the Period.
During the Period, the market continued to see substantial variations in returns across the eleven major sectors in the S&P 500® Index. The two best performing sectors were the Information Technology and Communication Services sectors, which gained 33.33% and 25.76%, respectively. The only two sectors to post losses over the Period were the Utility and Real Estate sectors, which lost 12.65% and 8.15%, respectively.
U.S. economic data was generally stronger than expected. Quarterly gross domestic product (“GDP”) reports showed the U.S. economy reversing direction and beginning to grow again after recording two declining quarters in the prior period. The four most recent quarterly reports (third quarter 2022 through second quarter 2023) saw seasonally adjusted annualized rates of 3.2%, 2.6%, 2.0%, and 2.1%, sequentially. A recent Bloomberg survey of economists shows a consensus projection of 2.0% GDP growth for all of 2023 and 0.9% for all of 2024.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
The U.S. unemployment rate began the Period at 3.7% (for August 2022) and ended the Period at 3.8% (for August 2023). The rate remained below 4.0% in each of the twelve monthly reports while dropping as low as 3.4%, thus remaining very close to 50 year lows.
U.S inflation levels declined over the Period. The most recent (August 2023) Consumer Price Index report shows year-over-year inflation running at a 3.7% rate, down from 8.3% reported twelve months earlier. Housing prices in the U.S., which had increased dramatically over the last two years, were essentially flat (down just 0.02%) over the current period, based on the S&P CoreLogic Case-Shiller U.S. National Home Price Index. According to this index, home prices fell during the first half of the Period, but then turned upward in the latter half.
The Fed continued the interest rate hike cycle that it initiated in January 2022. Over the Period, the Fed raised the upper bound of its Federal Funds target rate from 2.5% to 5.5%. Interest rate hikes were more aggressive over the first half of the Period, and more muted over the second half. Fed Fund futures prices, as of this writing, suggest that market participants anticipate that the Fed may hike just one more quarter point this year, before reversing direction and cutting rates in 2024.
Market and Fund Outlook
Over the Period, implied volatilities in U.S. equity markets averaged about 25.4%, according to the Cboe S&P 500® 1-Year Volatility Index. This index is derived from option prices and estimates the market’s expectation of S&P 500® Index volatility for the next twelve months. As of the end of the period, the index stands at 20.1%. For comparison purposes, the historical volatility of the S&P 500® Index since its inception in 1937 has been about 15.7%. We anticipate that implied volatilities will decline slightly over the coming year. Buffer strategies, such as those used in the underlying FT Cboe Vest Funds, generally benefit from declining implied volatilities.
While most fixed income securities have seen their nominal yields increase during the Period, many still have relatively low real yields (i.e., nominal yield less the inflation rate.)  This continues to be a headwind for future fixed income returns. Because of this, many investors continue to reallocate away from fixed income investments.
The FT Cboe Vest Funds are an alternative that these investors should consider. The underlying FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY or QQQ), while limiting the investor’s participation in larger upside moves in the Reference ETF. In the current low real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed income investments.
Performance Analysis
The following table provides information pertaining to performance for the Period for each Fund.
Each Fund’s performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF’s dividends, interest rates, implied volatility, and time to option expiration. Generally, changes in the level of the Reference ETF are the primary factor, but the other factors can also contribute significantly to Fund performance. Additionally, fees and expenses will impact Fund performance.

Fund Ticker	BUFR	BUFD	BUFQ
Annual Expense Ratio (includes any Acquired Fund Fees and Expenses)	1.05%	1.05%	1.10%
Reporting Period Start Date	8/31/22	8/31/22	8/31/22
Reporting Period End Date	8/31/23	8/31/23	8/31/23

PERFORMANCE (8/31/22 to 8/31/23):
Fund Performance (using NAVs)	14.09%	9.95%	18.92%
Fund Performance (using Market Price)	14.20%	10.11%	19.18%
Reference Asset Price Return	13.96%	13.96%	26.30%

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of FT Cboe Vest Fund of Buffer ETFs, FT Cboe Vest Fund of Deep Buffer ETFs or FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a) (b)
FT Cboe Vest Fund of Buffer ETFs (BUFR)
Actual	$1,000.00	$1,109.50	0.20%	$1.06
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02
FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)
Actual	$1,000.00	$1,089.60	0.20%	$1.05
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)
Actual	$1,000.00	$1,182.00	0.20%	$1.10
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

FT Cboe Vest Fund of Buffer ETFs (BUFR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
4,107,089	FT Cboe Vest U.S. Equity Buffer ETF - January (b)	$154,768,256
3,833,275	FT Cboe Vest U.S. Equity Buffer ETF - February (b)	154,749,312
4,281,853	FT Cboe Vest U.S. Equity Buffer ETF - March (b)	154,487,544
4,653,255	FT Cboe Vest U.S. Equity Buffer ETF - April (b)	154,813,794
3,926,725	FT Cboe Vest U.S. Equity Buffer ETF - May (b)	154,948,568
3,689,040	FT Cboe Vest U.S. Equity Buffer ETF - June (b)	154,792,118
3,902,476	FT Cboe Vest U.S. Equity Buffer ETF - July (b)	154,811,223
4,003,841	FT Cboe Vest U.S. Equity Buffer ETF - August (b)	154,748,455
4,043,097	FT Cboe Vest U.S. Equity Buffer ETF - September (b)	155,727,967
4,059,175	FT Cboe Vest U.S. Equity Buffer ETF - October (b)	155,503,341
3,802,597	FT Cboe Vest U.S. Equity Buffer ETF - November (b)	155,012,867
4,240,933	FT Cboe Vest U.S. Equity Buffer ETF - December (b)	154,963,692
	Total Exchange-Traded Funds	1,859,327,137
	(Cost $1,747,488,961)
MONEY MARKET FUNDS — 0.0%
707,948	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (c)	707,948
	(Cost $707,948)

	Total Investments — 100.0%	1,860,035,085
	(Cost $1,748,196,909)
	Net Other Assets and Liabilities — (0.0)%	(276,133)
	Net Assets — 100.0%	$1,859,758,952

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Money Market Funds	0.0(1)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange- Traded Funds*	$1,859,327,137	$1,859,327,137	$—	$—
Money Market Funds	707,948	707,948	—	—
Total Investments	$1,860,035,085	$1,860,035,085	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
1,542,856	FT Cboe Vest U.S. Equity Deep Buffer ETF - January (b)	$51,100,934
1,429,283	FT Cboe Vest U.S. Equity Deep Buffer ETF - February (b)	51,168,188
1,561,897	FT Cboe Vest U.S. Equity Deep Buffer ETF - March (b)	50,917,842
1,646,268	FT Cboe Vest U.S. Equity Deep Buffer ETF - April (b)	51,067,233
1,472,371	FT Cboe Vest U.S. Equity Deep Buffer ETF - May (b)	50,985,116
1,402,956	FT Cboe Vest U.S. Equity Deep Buffer ETF - June (b)	51,109,687
1,458,374	FT Cboe Vest U.S. Equity Deep Buffer ETF - July (b)	51,086,841
1,504,549	FT Cboe Vest U.S. Equity Deep Buffer ETF - August (b)	51,019,257
1,469,367	FT Cboe Vest U.S. Equity Deep Buffer ETF - September (b)	51,354,377
1,441,310	FT Cboe Vest U.S. Equity Deep Buffer ETF - October (b)	51,150,795
1,390,994	FT Cboe Vest U.S. Equity Deep Buffer ETF - November (b)	51,317,246
1,492,759	FT Cboe Vest U.S. Equity Deep Buffer ETF - December (b)	51,067,285
	Total Exchange-Traded Funds	613,344,801
	(Cost $589,203,913)
MONEY MARKET FUNDS — 0.0%
246,172	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (c)	246,172
	(Cost $246,172)

	Total Investments — 100.0%	613,590,973
	(Cost $589,450,085)
	Net Other Assets and Liabilities — (0.0)%	(99,612)
	Net Assets — 100.0%	$613,491,361

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Money Market Funds	0.0(1)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$613,344,801	$613,344,801	$—	$—
Money Market Funds	246,172	246,172	—	—
Total Investments	$613,590,973	$613,590,973	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
1,601,340	FT Cboe Vest Nasdaq-100® Buffer ETF - March (b)	$39,040,669
1,730,857	FT Cboe Vest Nasdaq-100® Buffer ETF - June (b)	39,186,602
1,804,531	FT Cboe Vest Nasdaq-100® Buffer ETF - September (b)	39,645,727
1,718,301	FT Cboe Vest Nasdaq-100® Buffer ETF - December (b)	39,100,627
	Total Exchange-Traded Funds	156,973,625
	(Cost $148,780,145)
MONEY MARKET FUNDS — 0.0%
8,515	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (c)	8,515
	(Cost $8,515)

	Total Investments — 100.0%	156,982,140
	(Cost $148,788,660)
	Net Other Assets and Liabilities — (0.0)%	(23,674)
	Net Assets — 100.0%	$156,958,466

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	100.0%
Money Market Funds	0.0(1)
Net Other Assets and Liabilities	(0.0)(1)
Total	100.0%

(1)	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$156,973,625	$156,973,625	$—	$—
Money Market Funds	8,515	8,515	—	—
Total Investments	$156,982,140	$156,982,140	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2023

	FT Cboe Vest Fund of Buffer ETFs (BUFR)	FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)	FT Cboe Vest Fund of Nasdaq- 100® Buffer ETFs (BUFQ)
ASSETS:
Investments, at value - Affiliated	$1,859,327,137	$613,344,801	$156,973,625
Investments, at value - Unaffiliated	707,948	246,172	8,515
Total investments, at value	1,860,035,085	613,590,973	156,982,140
Receivables:
Capital shares sold	45,612,111	—	2,550,140
Dividends	1,119	414	40
Investment securities sold	—	1,087,549	—
Total Assets	1,905,648,315	614,678,936	159,532,320

LIABILITIES:
Payables:
Investment securities purchased	45,600,278	—	2,550,382
Investment advisory fees	289,085	99,824	23,472
Capital shares purchased	—	1,087,751	—
Total Liabilities	45,889,363	1,187,575	2,573,854
NET ASSETS	$1,859,758,952	$613,491,361	$156,958,466

NET ASSETS consist of:
Paid-in capital	$1,749,477,876	$590,170,095	$148,785,540
Par value	734,000	282,000	61,500
Accumulated distributable earnings (loss)	109,547,076	23,039,266	8,111,426
NET ASSETS	$1,859,758,952	$613,491,361	$156,958,466
NET ASSET VALUE, per share	$25.34	$21.76	$25.52
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	73,400,002	28,200,002	6,150,002
Investments, at cost - Affiliated	$1,747,488,961	$589,203,913	$148,780,145
Investments, at cost - Unaffiliated	$707,948	$246,172	$8,515
Total investments, at cost	$1,748,196,909	$589,450,085	$148,788,660
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2023

	FT Cboe Vest Fund of Buffer ETFs (BUFR)	FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)	FT Cboe Vest Fund of Nasdaq- 100® Buffer ETFs (BUFQ)
INVESTMENT INCOME:
Dividends - Unaffiliated	$4,761	$2,340	$417
Total investment income	4,761	2,340	417

EXPENSES:
Investment advisory fees	2,004,179	1,058,652	88,868
Total expenses	2,004,179	1,058,652	88,868
NET INVESTMENT INCOME (LOSS)	(1,999,418)	(1,056,312)	(88,451)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	(522,184)	(395,972)	(5,198)
In-kind redemptions - Affiliated	3,910,823	2,966,953	1,445,422
Net realized gain (loss)	3,388,639	2,570,981	1,440,224
Net change in unrealized appreciation (depreciation) on affiliated investments	143,597,890	48,164,752	8,437,813
NET REALIZED AND UNREALIZED GAIN (LOSS)	146,986,529	50,735,733	9,878,037
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$144,987,111	$49,679,421	$9,789,586
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Cboe Vest Fund of Buffer ETFs (BUFR)		FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(1,999,418)	$(1,237,254)	$(1,056,312)	$(714,116)
Net realized gain (loss)	3,388,639	3,985,220	2,570,981	1,702,212
Net change in unrealized appreciation (depreciation)	143,597,890	(39,802,887)	48,164,752	(26,289,634)
Net increase (decrease) in net assets resulting from operations	144,987,111	(37,054,921)	49,679,421	(25,301,538)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,112,934,160	609,077,785	224,691,913	472,088,210
Cost of shares redeemed	(126,726,116)	(145,221,514)	(202,012,465)	(66,763,156)
Net increase (decrease) in net assets resulting from shareholder transactions	986,208,044	463,856,271	22,679,448	405,325,054
Total increase (decrease) in net assets	1,131,195,155	426,801,350	72,358,869	380,023,516

NET ASSETS:
Beginning of period	728,563,797	301,762,447	541,132,492	161,108,976
End of period	$1,859,758,952	$728,563,797	$613,491,361	$541,132,492

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	32,800,002	12,950,002	27,350,002	7,700,002
Shares sold	46,200,000	26,200,000	10,900,000	22,900,000
Shares redeemed	(5,600,000)	(6,350,000)	(10,050,000)	(3,250,000)
Shares outstanding, end of period	73,400,002	32,800,002	28,200,002	27,350,002

(a)	Inception date is June 15, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest Fund of Nasdaq- 100® Buffer ETFs (BUFQ)
Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

$(88,451)	$(1,852)
1,440,224	—
8,437,813	(244,333)
9,789,586	(246,185)

146,001,731	10,975,797
(9,562,463)	—
136,439,268	10,975,797
146,228,854	10,729,612

10,729,612	—
$156,958,466	$10,729,612

500,002	—
6,050,000	500,002
(400,000)	—
6,150,002	500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
FT Cboe Vest Fund of Buffer ETFs (BUFR)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$22.21	$23.30	$20.41	$20.05
Income from investment operations:
Net investment income (loss)	(0.05) (b)	(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss)	3.18	(1.06)	2.91	0.36
Total from investment operations	3.13	(1.09)	2.89	0.36
Net asset value, end of period	$25.34	$22.21	$23.30	$20.41
Total return (c)	14.09%	(4.68)%	14.16%	1.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,859,759	$728,564	$301,762	$6,124
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	1%	2%	1%	0%

(a)	Inception date is August 10, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$19.79	$20.92	$20.07
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	2.01	(1.10)	0.86
Total from investment operations	1.97	(1.13)	0.85
Net asset value, end of period	$21.76	$19.79	$20.92
Total return (c)	9.95%	(5.40)%	4.24%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$613,491	$541,132	$161,109
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)% (e)
Portfolio turnover rate (f)	2%	2%	6%

(a)	Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$21.46	$20.47
Income from investment operations:
Net investment income (loss)	(0.05) (b)	(0.00) (c)
Net realized and unrealized gain (loss)	4.11	0.99 (d)
Total from investment operations	4.06	0.99
Net asset value, end of period	$25.52	$21.46
Total return (e)	18.92%	4.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$156,958	$10,730
Ratio of total expenses to average net assets (f)	0.20%	0.20% (g)
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.20)% (g)
Portfolio turnover rate (h)	1%	0%

(a)	Inception date is June 15, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed  below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Cboe Vest Fund of Buffer ETFs – (ticker “BUFR”)
FT Cboe Vest Fund of Deep Buffer ETFs – (ticker “BUFD”)
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs – (ticker “BUFQ”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
The investment objective of BUFR is to seek to provide investors with capital appreciation. BUFR seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Buffer ETFs (“FT ETFs”). Under normal market conditions, BUFR will invest substantially all of its assets in the FT ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR® S&P 500® ETF Trust (“SPY”), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of SPY losses, over a defined one-year period. Unlike the FT ETFs, BUFR itself does not pursue a target outcome strategy. The buffer is only provided by the FT ETFs and BUFR itself does not provide any stated buffer against losses. In order to understand BUFR’s strategy and risks, it is important to understand the strategies and risks of the FT ETFs.
The investment objective of BUFD is to seek to provide investors with capital appreciation. BUFD seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Deep Buffer ETFs (“FT DB ETFs”). Under normal market conditions, BUFD will invest substantially all of its assets in the FT DB ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPY, up to a predetermined upside cap, while providing a deep buffer against losses between -5% and -30% (before fees, expenses and taxes) of SPY, over a defined one-year period. Unlike the FT DB ETFs, BUFD itself does not pursue a target outcome strategy. The buffer is only provided by the FT DB ETFs and BUFD itself does not provide any stated buffer against losses. In order to understand BUFD’s strategy and risks, it is important to understand the strategies and risks of the FT DB ETFs.
The investment objective of BUFQ is to seek to provide investors with capital appreciation. BUFQ seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Cboe Vest Nasdaq-100® Buffer ETFs (“Nasdaq ETFs”). Under normal market conditions, the BUFQ will invest substantially all of its assets in the Nasdaq ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ TrustSM, Series 1 (“QQQ”), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of QQQ losses, over a defined one-year period. Unlike the Nasdaq ETFs, BUFQ itself does not pursue a target outcome strategy. The buffer is only provided by the Nasdaq ETFs and the BUFQ itself does not provide any stated buffer against losses. In order to understand the BUFQ’s strategy and risks, it is important to understand the strategies and risks of the Nasdaq ETFs.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Affiliated Transactions
Each of the Funds invests in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Amounts relating to investments in BUFR at August 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2023	Value at 8/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
FT Cboe Vest U.S. Equity Buffer ETF - January	4,107,089	$60,682,608	$93,110,441	$(12,423,477)	$13,013,807	$384,877	$154,768,256	$—
FT Cboe Vest U.S. Equity Buffer ETF - February	3,833,275	60,429,555	93,234,514	(10,966,382)	11,756,345	295,280	154,749,312	—
FT Cboe Vest U.S. Equity Buffer ETF - March	4,281,853	60,488,044	94,068,998	(12,770,577)	12,323,733	377,346	154,487,544	—
FT Cboe Vest U.S. Equity Buffer ETF - April	4,653,255	60,316,852	93,895,245	(10,910,369)	11,250,701	261,365	154,813,794	—
FT Cboe Vest U.S. Equity Buffer ETF - May	3,926,725	60,582,440	95,106,167	(10,589,692)	9,581,652	268,001	154,948,568	—
FT Cboe Vest U.S. Equity Buffer ETF - June	3,689,040	60,628,669	93,604,784	(12,976,502)	13,097,307	437,860	154,792,118	—
FT Cboe Vest U.S. Equity Buffer ETF - July	3,902,476	60,622,142	94,110,352	(12,932,823)	12,760,016	251,536	154,811,223	—
FT Cboe Vest U.S. Equity Buffer ETF - August	4,003,841	60,335,052	96,465,182	(10,584,972)	8,317,614	215,579	154,748,455	—
FT Cboe Vest U.S. Equity Buffer ETF - September	4,043,097	61,411,730	93,597,065	(12,416,434)	12,918,174	217,432	155,727,967	—
FT Cboe Vest U.S. Equity Buffer ETF - October	4,059,175	61,195,449	93,047,012	(12,666,036)	13,698,304	228,612	155,503,341	—
FT Cboe Vest U.S. Equity Buffer ETF - November	3,802,597	60,870,709	93,272,120	(11,674,570)	12,308,672	235,936	155,012,867	—
FT Cboe Vest U.S. Equity Buffer ETF - December	4,240,933	60,870,020	93,558,203	(12,250,911)	12,571,565	214,815	154,963,692	—
		$728,433,270	$1,127,070,083	$(143,162,745)	$143,597,890	$3,388,639	$1,859,327,137	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Amounts relating to investments in BUFD at August 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2023	Value at 8/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	1,542,856	$44,934,921	$19,919,905	$(16,907,355)	$3,082,127	$71,336	$51,100,934	$—
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	1,429,283	44,918,776	20,632,140	(16,783,285)	2,331,134	69,423	51,168,188	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - March	1,561,897	44,895,378	20,183,996	(17,174,439)	2,897,254	115,653	50,917,842	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - April	1,646,268	44,818,949	21,231,898	(16,740,578)	1,702,959	54,005	51,067,233	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	1,472,371	45,068,957	19,026,865	(17,079,092)	3,794,833	173,553	50,985,116	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - June	1,402,956	45,182,625	19,323,076	(18,456,193)	4,710,446	349,733	51,109,687	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	1,458,374	45,013,332	18,794,206	(17,973,017)	5,006,749	245,571	51,086,841	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	1,504,549	44,842,801	19,970,740	(16,964,236)	3,210,014	(40,062)	51,019,257	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	1,469,367	45,397,249	18,835,169	(18,973,723)	5,788,306	307,376	51,354,377	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - October	1,441,310	45,259,383	18,821,593	(19,488,505)	6,022,268	536,056	51,150,795	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	1,390,994	45,526,388	18,930,809	(18,283,580)	4,817,782	325,847	51,317,246	—
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	1,492,759	45,215,808	19,045,860	(18,357,753)	4,800,880	362,490	51,067,285	—
		$541,074,567	$234,716,257	$(213,181,756)	$48,164,752	$2,570,981	$613,344,801	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Amounts relating to investments in BUFQ at August 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 8/31/2023	Value at 8/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
FT Cboe Vest Nasdaq-100® Buffer ETF - March	1,601,340	$2,664,074	$36,507,756	$(2,471,361)	$1,952,872	$387,328	$39,040,669	$—
FT Cboe Vest Nasdaq-100® Buffer ETF - June	1,730,857	2,648,451	36,633,180	(2,485,065)	2,027,045	362,991	39,186,602	—
FT Cboe Vest Nasdaq-100® Buffer ETF - September	1,804,531	2,709,359	36,724,447	(2,860,902)	2,691,006	381,817	39,645,727	—
FT Cboe Vest Nasdaq-100® Buffer ETF - December	1,718,301	2,702,076	36,729,338	(2,405,765)	1,766,890	308,088	39,100,627	—
		$10,723,960	$146,594,721	$(10,223,093)	$8,437,813	$1,440,224	$156,973,625	$—
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2023 or 2022.
As of August 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest Fund of Buffer ETFs	$(1,513,127)	$—	$111,060,203
FT Cboe Vest Fund of Deep Buffer ETFs	(699,992)	—	23,739,258
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	(79,575)	—	8,191,001
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For BUFR, the taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. For BUFD, the taxable years ended 2021, 2022, and 2023 remain open to federal and state

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
audit. For BUFQ, the taxable years ended 2022 and 2023 remain open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2023, the Funds had no capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At August 31, 2023, the following Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
FT Cboe Vest Fund of Buffer ETFs	$1,513,127	$—
FT Cboe Vest Fund of Deep Buffer ETFs	699,992	—
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	79,575	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Cboe Vest Fund of Buffer ETFs	$1,424,329	$(3,740,976)	$2,316,647
FT Cboe Vest Fund of Deep Buffer ETFs	914,555	(2,698,596)	1,784,041
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	8,876	(1,442,703)	1,433,827
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest Fund of Buffer ETFs	$1,748,974,882	$111,959,156	$(898,953)	$111,060,203
FT Cboe Vest Fund of Deep Buffer ETFs	589,851,715	24,911,208	(1,171,950)	23,739,258
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	148,791,139	8,195,621	(4,620)	8,191,001
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets. In addition, each Fund incurs pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
Prior to November 1, 2022, First Trust was paid an annual unitary management fee of 0.20% of each Fund’s average daily net assets.
First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Cboe VestSM Financial LLC (“Cboe Vest”), an affiliate of First Trust, serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund’s assets and will pay Cboe Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Cboe Vest’s 50% share of each Fund’s expenses for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Cboe Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Cboe Vest Fund of Buffer ETFs	$14,150,458	$16,435,068
FT Cboe Vest Fund of Deep Buffer ETFs	10,022,851	11,161,771
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	619,034	662,787

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
For the fiscal year ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Cboe Vest Fund of Buffer ETFs	$1,112,919,625	$126,727,677
FT Cboe Vest Fund of Deep Buffer ETFs	224,693,406	202,019,985
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	145,975,687	9,560,306
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of  First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of FT Cboe Vest Fund of Buffer ETFs, FT Cboe Vest Fund of Deep Buffer ETFs, and FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2023, and the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Cboe Vest Fund of Buffer ETFs	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from August 10, 2020 (commencement of investment operations) through August 31, 2020
FT Cboe Vest Fund of Deep Buffer ETFs	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from January 20, 2021 (commencement of investment operations) through August 31, 2021
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	For the year ended August 31, 2023	For the year ended August 31, 2023, and for the period from June 15, 2022 (commencement of investment operations) through August 31, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 24, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
There were no distributions made by each Fund during the taxable year ended August 31, 2023; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $578,523. This figure is comprised of $22,427 paid (or to be paid) in fixed compensation and $556,096 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $305,115 paid (or to be paid) to senior management of First Trust Advisors L.P. and $273,408 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Cboe VestSM Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

FT Cboe Vest Fund of Buffer ETFs (BUFR)
FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including, for each of BUFR and BUFD, comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments.  In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board noted that, because each Fund invests in underlying ETFs in the First Trust Fund Complex, it incurs acquired fund fees and expenses, which are not payable out of the unitary fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for each Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its respective Expense Group.  The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for each Fund was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs following a fund-of-funds options arbitrage/options strategy, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing the performance of each of BUFR and BUFD for the one-year period ended December 31, 2022 to the performance of the funds in its respective Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that each of BUFR and BUFD outperformed its respective Performance Universe median and benchmark index for the one-year period ended December 31, 2022.  The Board also noted that each of BUFR and BUFD

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
invests substantially all of its assets in multiple target outcome ETFs in the First Trust Fund Complex sub-advised by the Sub-Advisor that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR S&P 500 ETF Trust (“SPY”), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY and considered that the investment strategy of the underlying ETFs limits the comparability of the performance of each of BUFR and BUFD to that of the funds in its respective Performance Universe and its benchmark index.  Because BUFQ commenced operations on June 15, 2022 and therefore has a limited performance history, comparative performance information for the Fund was not reviewed.
On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of BUFR and BUFD for the twelve months ended December 31, 2022 and to BUFQ for the period from inception through December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2022.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate.  The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  In addition, the Board considered that the Sub-Advisor, as the investment sub-advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Cboe VestSM Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Period Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub- Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VIII
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the “Funds”), which contains detailed information about the Funds for the twelve months ended August 31, 2023. Please note that all of the Funds were incepted after September 1, 2022, the start of the reporting period, so information in this letter and the report prior to those inception dates will not apply.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 15.75% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from January 23, 2023 to January 19, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GJAN.”

Performance
Cumulative Total Returns
Inception (1/20/23) to 8/31/23
Fund Performance
NAV	9.57%
Market Price	9.57%
Index Performance
S&P 500® Index - Price Return	13.47%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
January 20, 2023 - August 31, 2023
$11,500
$11,000
$10,500
$10,000
$9,500
$11,347
$10,957
1/20/23
2/28/23
8/31/23
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 15.20% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from February 21, 2023 to February 16, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GFEB.”

Performance
Cumulative Total Returns
Inception (2/17/23) to 8/31/23
Fund Performance
NAV	7.84%
Market Price	7.54%
Index Performance
S&P 500® Index - Price Return	10.51%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
February 17, 2023 - August 31, 2023

$11,500
$11,000
$10,500
$10,000
$9,500
2/17/23
2/28/23
8/31/23
$11,051
$10,784
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 15.31% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from March 20, 2023 to March 15, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GMAR.”

Performance
Cumulative Total Returns
Inception (3/17/23) to 8/31/23
Fund Performance
NAV	8.74%
Market Price	8.40%
Index Performance
S&P 500® Index - Price Return	15.09%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
March 17, 2023 - August 31, 2023

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$11,509
$10,874
3/17/23
8/31/23
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.67% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from April 24, 2023 to April 19, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GAPR.”

Performance
Cumulative Total Returns
Inception (4/21/23) to 8/31/23
Fund Performance
NAV	5.96%
Market Price	5.56%
Index Performance
S&P 500® Index - Price Return	9.05%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
April 21, 2023 - August 31, 2023
$11,000
$10,500
$10,000
$9,500
$10,905
$10,596
4/21/23
8/31/23
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.60% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from May 22, 2023 to May 17, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GMAY.”

Performance
Cumulative Total Returns
Inception (5/19/23) to 8/31/23
Fund Performance
NAV	4.94%
Market Price	4.64%
Index Performance
S&P 500® Index - Price Return	7.53%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
May 19, 2023 - August 31, 2023

$11,000
$10,500
$10,000
$9,500
$10,753
$10,494
5/19/23
8/31/23
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
The investment objective of the FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares Russell 2000 ETF (the “Underlying ETF”), up to a predetermined upside cap of 17.76% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from May 22, 2023 to May 17, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “SMAY.”

Performance
Cumulative Total Returns
Inception (5/19/23) to 8/31/23
Fund Performance
NAV	4.88%
Market Price	4.63%
Index Performance
Russell 2000® Index - Price Return	7.10%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
May 19, 2023 - August 31, 2023

$11,000
$10,500
$10,000
$9,500
$10,710
$10,488
5/19/23
8/31/23
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May
Russell 2000® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.65% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from June 20, 2023 to June 21, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GJUN.”

Performance
Cumulative Total Returns
Inception (6/16/23) to 8/31/23
Fund Performance
NAV	2.18%
Market Price	1.84%
Index Performance
S&P 500® Index - Price Return	2.22%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
June 16, 2023 - August 31, 2023
$10,500
$10,000
$9,500
$10,222
$10,218
6/16/23
8/31/23
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 14.30% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from July 24, 2023 to July 19, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GJUL.”

Performance
Cumulative Total Returns
Inception (7/21/23) to 8/31/23
Fund Performance
NAV	0.29%
Market Price	0.10%
Index Performance
S&P 500® Index - Price Return	-0.63%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
July 21, 2023 - August 31, 2023
$10,500
$10,000
$9,500
$10,029
$9,937
7/21/23
8/31/23
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a predetermined upside cap of 15.26% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from August 21, 2023 to August 16, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “GAUG.”

Performance
Cumulative Total Returns
Inception (8/18/23) to 8/31/23
Fund Performance
NAV	1.79%
Market Price	1.95%
Index Performance
S&P 500® Index - Price Return	3.16%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
August 18, 2023 - August 31, 2023

$10,500
$10,000
$9,500
$10,316
$10,179
8/18/23
8/31/23
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
The investment objective of the FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares Russell 2000 ETF (the “Underlying ETF”), up to a predetermined upside cap of 19.07% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from August 21, 2023 to August 16, 2024 (the “Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “SAUG.”

Performance
Cumulative Total Returns
Inception (8/18/23) to 8/31/23
Fund Performance
NAV	1.60%
Market Price	1.60%
Index Performance
Russell 2000® Index - Price Return	2.16%
(See Notes to Fund Performance Overview on page 13.)

Performance of a $10,000 Initial Investment
August 18, 2023 - August 31, 2023
$10,500
$10,000
$9,500
$10,216
$10,160
8/18/23
8/31/23
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August
Russell 2000® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (“GJAN”), FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (“GFEB”), FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (“GMAR”), FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (“GAPR”), FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (“GMAY”), FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (“SMAY”), FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (“GJUN”), FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (“GJUL”), FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (“GAUG”), and the FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (“SAUG”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately $16.3 billion under management or committed to management as of August 31, 2023.
Portfolio Management Team
The following persons serve as the portfolio managers of the Funds:
Karan Sood, Managing Director of Cboe Vest
Howard Rubin, Managing Director of Cboe Vest
Commentary
Market Recap
Each of the monthly FT Cboe Vest Target Outcome ETFs has an investment objective that seeks to provide investors with returns (before fees and expenses) that match those of a specified reference exchange-traded fund (“ETF”), the SPDR® S&P 500® ETF Trust or the iShares Russell 2000® ETF (the “Underlying ETF” or “Reference ETF”), up to a predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against a specific level (before fees and expenses) of losses in the Reference ETF, over a specified time period.
During the 12-month period ended August 31, 2023 (the “Period”), stock markets generally rallied as central banks, including the U.S. Federal Reserve Bank (the “Fed”), raised interest rates in an attempt to reduce high inflation rates. The subsequent decline in inflation rates, combined with a resilient economy that has avoided recession and looks more likely to have a “soft landing,” encouraged the equity markets.
The S&P 500® Index, the well-known measure of U.S. large-cap stocks, ended the Period up 15.94%. Mid- and small-capitalization stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Small Cap Index, rose as well, gaining 10.71% and 4.65%, respectively, during the Period. The Nasdaq-100 Index®, a tech-heavy market measure, gained 27.44% during the Period. International markets gained as well, with broad foreign market indices such as MSCI EAFE Index and MSCI Emerging Markets Index rising by 17.92% and 1.25%, respectively, during the Period.
During the Period, the market continued to see substantial variations in returns across the eleven major sectors in the S&P 500® Index. The two best performing sectors were the Information Technology and Communication Services sectors, which gained 33.33% and 25.76%, respectively. The only two sectors to post losses over the Period were the Utility and Real Estate sectors, which lost 12.65% and 8.15%, respectively.
U.S. economic data was generally stronger than expected. Quarterly gross domestic product (“GDP”) reports showed the U.S. economy reversing direction and beginning to grow again after recording two declining quarters in the prior period. The four most

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
recent quarterly reports (third quarter 2022 through second quarter 2023) saw seasonally adjusted annualized rates of 3.2%, 2.6%, 2.0%, and 2.1%, sequentially. A recent Bloomberg survey of economists shows a consensus projection of 2.0% GDP growth for all of 2023 and 0.9% for all of 2024.
The U.S. unemployment rate began the Period at 3.7% (for August 2022) and ended the Period at 3.8% (for August 2023).  The rate remained below 4.0% in each of the twelve monthly reports while dropping as low as 3.4%, thus remaining very close to 50 year lows.
U.S inflation levels declined over the Period. The most recent (August 2023) Consumer Price Index report shows year-over-year inflation running at a 3.7% rate, down from 8.3% reported twelve months earlier. Housing prices in the U.S., which had increased dramatically over the last two years, were essentially flat (down just 0.02%) over the current period, based on the S&P CoreLogic Case-Shiller U.S. National Home Price Index. According to this index, home prices fell during the first half of the Period, but then turned upward in the latter half.
The Fed continued the interest rate hike cycle that it initiated in January 2022. Over the Period, the Fed raised the upper bound of its Federal Funds target rate from 2.5% to 5.5%. Interest rate hikes were more aggressive over the first half of the Period, and more muted over the second half. Fed Fund futures prices, as of this writing, suggest that market participants anticipate that the Fed may hike just one more quarter point this year, before reversing direction and cutting rates in 2024.
Market and Fund Outlook
Over the Period, implied volatilities in U.S. equity markets averaged about 25.4%, according to the Cboe S&P 500® 1-Year Volatility Index. This index is derived from option prices and estimates the market’s expectation of S&P 500® Index volatility for the next twelve months. As of the end of the Period, the index stands at 20.1%. For comparison purposes, the historical volatility of the S&P 500® Index since its inception in 1937 has been about 15.7%. We anticipate that implied volatilities will decline slightly over the coming year. Buffer strategies, such as those used in the FT Cboe Vest Funds, generally benefit from declining implied volatilities.
While most fixed income securities have seen their nominal yields increase during the Period, many still have relatively low real yields (i.e., nominal yield less the inflation rate.)  This continues to be a headwind for future fixed income returns. Because of this, many investors continue to reallocate away from fixed income investments.
The FT Cboe Vest Funds are an alternative that these investors should consider. The FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY or IWM), while limiting the investor’s participation in larger upside moves in the Reference ETF. In the current low real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed income investments.
Performance Analysis
The following table provides information pertaining to recent caps and performance for the Period for each FT Cboe Vest Fund.
Each Fund’s cap is reset at the Fund’s annual reset date. The table shows the caps that were in effect both at the beginning of the Period and after the annual reset date that occurred within the Period. Both of these caps are shown pre- and post- expenses. Funds that were launched within the Period do not yet have new caps, as they have not yet reached their first annual reset date.
Each Fund’s performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF’s dividends, interest rates, implied volatility, and time to option expiration. Generally, changes in the level of the Reference ETF are the primary factor, but the other factors can also contribute significantly to Fund performance. Additionally, fees and expenses will impact Fund performance.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Fund Ticker	GJAN	GFEB	GMAR	GAPR	GMAY
Annual Expense Ratio	0.85%	0.85%	0.85%	0.85%	0.85%
Reporting Period Start Date	1/20/23	2/17/23	3/17/23	4/21/23	5/19/23
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	N/A	N/A	N/A	N/A	N/A
Cap Prior to Annual Reset (post-expenses)	N/A	N/A	N/A	N/A	N/A
Reset Date (prior to 8/31/23)	1/20/23	2/17/23	3/17/23	4/21/23	5/19/23
New Cap on Annual Reset Date (pre-expenses)	15.75%	15.20%	15.31%	14.67%	14.60%
New Cap on Annual Reset Date (post-expenses)	14.90%	14.35%	14.46%	13.82%	13.75%

PERFORMANCE (Inception Date to 8/31/23):
Fund Performance (using NAVs)	9.57%	7.84%	8.74%	5.96%	4.94%
Fund Performance (using Market Price)	9.57%	7.54%	8.40%	5.56%	4.64%
Reference Asset Price Return	13.76%	10.58%	15.48%	9.26%	7.58%

Fund Ticker	SMAY	GJUN	GJUL	GAUG	SAUG
Annual Expense Ratio	0.90%	0.85%	0.85%	0.85%	0.90%
Reporting Period Start Date	5/19/23	6/16/23	7/21/23	8/18/23	8/18/23
Reporting Period End Date	8/31/23	8/31/23	8/31/23	8/31/23	8/31/23

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)	N/A	N/A	N/A	N/A	N/A
Cap Prior to Annual Reset (post-expenses)	N/A	N/A	N/A	N/A	N/A
Reset Date (prior to 8/31/23)	5/19/23	6/16/23	7/21/23	8/18/23	8/18/23
New Cap on Annual Reset Date (pre-expenses)	17.76%	14.65%	14.30%	15.26%	19.07%
New Cap on Annual Reset Date (post-expenses)	16.86%	13.79%	13.45%	14.42%	18.17%

PERFORMANCE (Inception Date to 8/31/23):
Fund Performance (using NAVs)	4.88%	2.18%	0.29%	1.79%	1.60%
Fund Performance (using Market Price)	4.63%	1.84%	0.10%	1.95%	1.60%
Reference Asset Price Return	7.10%	2.48%	-0.40%	3.17%	2.14%

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of FT Cboe Vest U.S. Equity Moderate Buffer ETF - January, FT Cboe Vest U.S. Equity Moderate Buffer ETF - February, FT Cboe Vest U.S. Equity Moderate Buffer ETF - March, FT Cboe Vest U.S. Equity Moderate Buffer ETF - April, FT Cboe Vest U.S. Equity Moderate Buffer ETF - May, FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May, FT Cboe Vest U.S. Equity Moderate Buffer ETF - June, FT Cboe Vest U.S. Equity Moderate Buffer ETF - July, FT Cboe Vest U.S. Equity Moderate Buffer ETF - August or FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this six-month (or shorter) period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
Actual	$1,000.00	$1,092.10	0.85%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
Actual	$1,000.00	$1,094.90	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

	Beginning Account Value March 17, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period March 17, 2023 (b) to August 31, 2023 (c)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
Actual	$1,000.00	$1,087.40	0.85%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses (Continued)
August 31, 2023 (Unaudited)
	Beginning Account Value April 21, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period April 21, 2023 (b) to August 31, 2023 (d)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
Actual	$1,000.00	$1,059.60	0.85%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

	Beginning Account Value May 19, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period May 19, 2023 (b) to August 31, 2023 (e)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
Actual	$1,000.00	$1,049.40	0.85%	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
Actual	$1,000.00	$1,048.80	0.90%	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

	Beginning Account Value June 16, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period June 16, 2023 (b) to August 31, 2023 (f)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
Actual	$1,000.00	$1,021.80	0.85%	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

	Beginning Account Value July 21, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period July 21, 2023 (b) to August 31, 2023 (g)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
Actual	$1,000.00	$1,002.90	0.85%	$0.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

	Beginning Account Value August 18, 2023 (b)	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period August 18, 2023 (b) to August 31, 2023 (h)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
Actual	$1,000.00	$1,017.90	0.85%	$0.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
Actual	$1,000.00	$1,016.00	0.90%	$0.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	Inception date.
(c)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 17, 2023 through August 31, 2023), multiplied by 168/365. Hypothetical expenses are assumed for the most recent six-month period.

(d)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(April 21, 2023 through August 31, 2023), multiplied by 133/365. Hypothetical expenses are assumed for the most recent six-month period.

(e)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(May 19, 2023 through August 31, 2023), multiplied by 105/365. Hypothetical expenses are assumed for the most recent six-month period.

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses (Continued)
August 31, 2023 (Unaudited)
(f)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(June 16, 2023 through August 31, 2023), multiplied by 77/365. Hypothetical expenses are assumed for the most recent six-month period.

(g)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(July 21, 2023 through August 31, 2023), multiplied by 42/365. Hypothetical expenses are assumed for the most recent six-month period.

(h)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(August 18, 2023 through August 31, 2023), multiplied by 14/365. Hypothetical expenses are assumed for the most recent six-month period.

FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.6%
877,382	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$877,382
	(Cost $877,382)
	Total Investments — 0.6%	877,382
	(Cost $877,382)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.0%
	Call Options Purchased — 102.2%
3,268	SPDR® S&P 500® ETF Trust	$147,174,380	$3.98	01/19/24	144,769,132
	(Cost $129,237,127)
	Put Options Purchased — 0.8%
3,268	SPDR® S&P 500® ETF Trust	147,174,380	395.90	01/19/24	1,140,532
	(Cost $7,255,875)
	Total Purchased Options				145,909,664
	(Cost $136,493,002)
WRITTEN OPTIONS — (3.5)%
	Call Options Written — (3.2)%
(3,268)	SPDR® S&P 500® ETF Trust	(147,174,380)	458.24	01/19/24	(4,571,932)
	(Premiums received $2,837,381)
	Put Options Written — (0.3)%
(3,268)	SPDR® S&P 500® ETF Trust	(147,174,380)	336.50	01/19/24	(362,748)
	(Premiums received $2,826,320)
	Total Written Options				(4,934,680)
	(Premiums received $5,663,701)
	Net Other Assets and Liabilities — (0.1)%				(85,242)
	Net Assets — 100.0%				$141,767,124

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.6%
Purchased Options	103.0
Written Options	(3.5)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$877,382	$877,382	$—	$—
Purchased Options	145,909,664	—	145,909,664	—
Total	$146,787,046	$877,382	$145,909,664	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,934,680)	$—	$(4,934,680)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.7%
1,412,223	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$1,412,223
	(Cost $1,412,223)
	Total Investments — 0.7%	1,412,223
	(Cost $1,412,223)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.4%
	Call Options Purchased — 101.3%
4,590	SPDR® S&P 500® ETF Trust	$206,710,650	$4.09	02/16/24	204,142,469
	(Cost $179,067,137)
	Put Options Purchased — 1.1%
4,590	SPDR® S&P 500® ETF Trust	206,710,650	407.28	02/16/24	2,331,704
	(Cost $12,805,924)
	Total Purchased Options				206,474,173
	(Cost $191,873,061)
WRITTEN OPTIONS — (3.0)%
	Call Options Written — (2.7)%
(4,590)	SPDR® S&P 500® ETF Trust	(206,710,650)	469.17	02/16/24	(5,417,926)
	(Premiums received $2,910,296)
	Put Options Written — (0.3)%
(4,590)	SPDR® S&P 500® ETF Trust	(206,710,650)	346.17	02/16/24	(747,898)
	(Premiums received $5,136,411)
	Total Written Options				(6,165,824)
	(Premiums received $8,046,707)
	Net Other Assets and Liabilities — (0.1)%				(139,554)
	Net Assets — 100.0%				$201,581,018

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.7%
Purchased Options	102.4
Written Options	(3.0)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$1,412,223	$1,412,223	$—	$—
Purchased Options	206,474,173	—	206,474,173	—
Total	$207,886,396	$1,412,223	$206,474,173	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,165,824)	$—	$(6,165,824)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
MONEY MARKET FUNDS — 0.8%
896,274	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (a)	$896,274
	(Cost $896,274)
	Total Investments — 0.8%	896,274
	(Cost $896,274)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 105.7%
	Call Options Purchased — 104.6%
2,717	SPDR® S&P 500® ETF Trust	$122,360,095	$3.92	03/15/24	120,578,461
	(Cost $108,112,371)
	Put Options Purchased — 1.1%
2,717	SPDR® S&P 500® ETF Trust	122,360,095	390.01	03/15/24	1,226,135
	(Cost $5,906,354)
	Total Purchased Options				121,804,596
	(Cost $114,018,725)
WRITTEN OPTIONS — (6.4)%
	Call Options Written — (6.0)%
(2,717)	SPDR® S&P 500® ETF Trust	(122,360,095)	449.68	03/15/24	(6,878,671)
	(Premiums received $3,527,896)
	Put Options Written — (0.4)%
(2,717)	SPDR® S&P 500® ETF Trust	(122,360,095)	331.51	03/15/24	(483,791)
	(Premiums received $2,338,145)
	Total Written Options				(7,362,462)
	(Premiums received $5,866,041)
	Net Other Assets and Liabilities — (0.1)%				(104,538)
	Net Assets — 100.0%				$115,233,870

(a)	Rate shown reflects yield as of August 31, 2023.

Fund Allocation	% of Net Assets
Money Market Funds	0.8%
Purchased Options	105.7
Written Options	(6.4)
Net Other Assets and Liabilities	(0.1)
Total	100.0%
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Money Market Funds	$896,274	$896,274	$—	$—
Purchased Options	121,804,596	—	121,804,596	—
Total	$122,700,870	$896,274	$121,804,596	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,362,462)	$—	$(7,362,462)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.4%
	Call Options Purchased — 101.6%
3,798	SPDR® S&P 500® ETF Trust	$171,042,930	$4.14	04/19/24	$168,537,386
	(Cost $152,900,552)
	Put Options Purchased — 1.8%
3,798	SPDR® S&P 500® ETF Trust	171,042,930	412.22	04/19/24	3,016,469
	(Cost $10,110,133)
	Total Purchased Options				171,553,855
	(Cost $163,010,685)
WRITTEN OPTIONS — (4.2)%
	Call Options Written — (3.5)%
(3,798)	SPDR® S&P 500® ETF Trust	(171,042,930)	472.69	04/19/24	(5,844,420)
	(Premiums received $2,643,025)
	Put Options Written — (0.7)%
(3,798)	SPDR® S&P 500® ETF Trust	(171,042,930)	350.39	04/19/24	(1,087,517)
	(Premiums received $4,012,688)
	Total Written Options				(6,931,937)
	(Premiums received $6,655,713)
	Net Other Assets and Liabilities — 0.8%				1,279,726
	Net Assets — 100.0%				$165,901,644

Fund Allocation	% of Net Assets
Purchased Options	103.4%
Written Options	(4.2)
Net Other Assets and Liabilities	0.8
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$171,553,855	$—	$171,553,855	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,931,937)	$—	$(6,931,937)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.3%
	Call Options Purchased — 101.0%
2,664	SPDR® S&P 500® ETF Trust	$119,973,240	$4.21	05/17/24	$118,244,280
	(Cost $110,335,252)
	Put Options Purchased — 2.3%
2,664	SPDR® S&P 500® ETF Trust	119,973,240	418.64	05/17/24	2,610,633
	(Cost $5,884,673)
	Total Purchased Options				120,854,913
	(Cost $116,219,925)
WRITTEN OPTIONS — (4.1)%
	Call Options Written — (3.3)%
(2,664)	SPDR® S&P 500® ETF Trust	(119,973,240)	479.74	05/17/24	(3,831,159)
	(Premiums received $2,155,622)
	Put Options Written — (0.8)%
(2,664)	SPDR® S&P 500® ETF Trust	(119,973,240)	355.83	05/17/24	(965,303)
	(Premiums received $2,414,838)
	Total Written Options				(4,796,462)
	(Premiums received $4,570,460)
	Net Other Assets and Liabilities — 0.8%				987,160
	Net Assets — 100.0%				$117,045,611

Fund Allocation	% of Net Assets
Purchased Options	103.3%
Written Options	(4.1)
Net Other Assets and Liabilities	0.8
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$120,854,913	$—	$120,854,913	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(4,796,462)	$—	$(4,796,462)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 100.1%
1,653	iShares Russell 2000 ETF	$31,177,233	$1.76	05/17/24	$30,545,177
	(Cost $29,977,707)
	Put Options Purchased — 3.1%
1,653	iShares Russell 2000 ETF	31,177,233	176.11	05/17/24	952,388
	(Cost $1,435,527)
	Total Purchased Options				31,497,565
	(Cost $31,413,234)
WRITTEN OPTIONS — (4.1)%
	Call Options Written — (2.9)%
(1,653)	iShares Russell 2000 ETF	(31,177,233)	207.39	05/17/24	(881,269)
	(Premiums received $1,167,369)
	Put Options Written — (1.2)%
(1,653)	iShares Russell 2000 ETF	(31,177,233)	149.69	05/17/24	(354,139)
	(Premiums received $602,275)
	Total Written Options				(1,235,408)
	(Premiums received $1,769,644)
	Net Other Assets and Liabilities — 0.9%				267,836
	Net Assets — 100.0%				$30,529,993

Fund Allocation	% of Net Assets
Purchased Options	103.2%
Written Options	(4.1)
Net Other Assets and Liabilities	0.9
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$31,497,565	$—	$31,497,565	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(1,235,408)	$—	$(1,235,408)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.9%
	Call Options Purchased — 98.5%
7,378	SPDR® S&P 500® ETF Trust	$332,268,230	$4.41	06/21/24	$326,199,188
	(Cost $316,120,374)
	Put Options Purchased — 3.4%
7,378	SPDR® S&P 500® ETF Trust	332,268,230	439.48	06/21/24	11,245,234
	(Cost $15,442,089)
	Total Purchased Options				337,444,422
	(Cost $331,562,463)
WRITTEN OPTIONS — (2.8)%
	Call Options Written — (1.6)%
(7,378)	SPDR® S&P 500® ETF Trust	(332,268,230)	503.84	06/21/24	(5,200,818)
	(Premiums received $4,656,345)
	Put Options Written — (1.2)%
(7,378)	SPDR® S&P 500® ETF Trust	(332,268,230)	373.56	06/21/24	(4,179,088)
	(Premiums received $6,334,010)
	Total Written Options				(9,379,906)
	(Premiums received $10,990,355)
	Net Other Assets and Liabilities — 0.9%				3,139,704
	Net Assets — 100.0%				$331,204,220

Fund Allocation	% of Net Assets
Purchased Options	101.9%
Written Options	(2.8)
Net Other Assets and Liabilities	0.9
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$337,444,422	$—	$337,444,422	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(9,379,906)	$—	$(9,379,906)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 101.8%
	Call Options Purchased — 97.5%
4,097	SPDR® S&P 500® ETF Trust	$184,508,395	$4.54	07/19/24	$181,165,374
	(Cost $180,792,457)
	Put Options Purchased — 4.3%
4,097	SPDR® S&P 500® ETF Trust	184,508,395	452.20	07/19/24	8,028,682
	(Cost $8,566,647)
	Total Purchased Options				189,194,056
	(Cost $189,359,104)
WRITTEN OPTIONS — (2.8)%
	Call Options Written — (1.2)%
(4,097)	SPDR® S&P 500® ETF Trust	(184,508,395)	516.84	07/19/24	(2,286,875)
	(Premiums received $2,725,768)
	Put Options Written — (1.6)%
(4,097)	SPDR® S&P 500® ETF Trust	(184,508,395)	384.35	07/19/24	(2,963,436)
	(Premiums received $3,440,136)
	Total Written Options				(5,250,311)
	(Premiums received $6,165,904)
	Net Other Assets and Liabilities — 1.0%				1,870,372
	Net Assets — 100.0%				$185,814,117

Fund Allocation	% of Net Assets
Purchased Options	101.8%
Written Options	(2.8)
Net Other Assets and Liabilities	1.0
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$189,194,056	$—	$189,194,056	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(5,250,311)	$—	$(5,250,311)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 102.8%
	Call Options Purchased — 99.0%
1,394	SPDR® S&P 500® ETF Trust	$62,778,790	$4.39	08/16/24	$61,313,696
	(Cost $60,186,513)
	Put Options Purchased — 3.8%
1,394	SPDR® S&P 500® ETF Trust	62,778,790	436.52	08/16/24	2,383,740
	(Cost $2,813,026)
	Total Purchased Options				63,697,436
	(Cost $62,999,539)
WRITTEN OPTIONS — (3.9)%
	Call Options Written — (2.3)%
(1,394)	SPDR® S&P 500® ETF Trust	(62,778,790)	503.13	08/16/24	(1,456,730)
	(Premiums received $1,204,660)
	Put Options Written — (1.6)%
(1,394)	SPDR® S&P 500® ETF Trust	(62,778,790)	371.05	08/16/24	(961,860)
	(Premiums received $1,154,238)
	Total Written Options				(2,418,590)
	(Premiums received $2,358,898)
	Net Other Assets and Liabilities — 1.1%				659,802
	Net Assets — 100.0%				$61,938,648

Fund Allocation	% of Net Assets
Purchased Options	102.8%
Written Options	(3.9)
Net Other Assets and Liabilities	1.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$63,697,436	$—	$63,697,436	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,418,590)	$—	$(2,418,590)	$—
See Notes to Financial Statements

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
Portfolio of Investments
August 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 103.2%
	Call Options Purchased — 98.2%
756	iShares Russell 2000 ETF	$14,258,916	$1.85	08/16/24	$13,926,094
	(Cost $13,571,696)
	Put Options Purchased — 5.0%
756	iShares Russell 2000 ETF	14,258,916	184.65	08/16/24	714,508
	(Cost $878,888)
	Total Purchased Options				14,640,602
	(Cost $14,450,584)
WRITTEN OPTIONS — (4.3)%
	Call Options Written — (2.3)%
(756)	iShares Russell 2000 ETF	(14,258,916)	219.86	08/16/24	(323,285)
	(Premiums received $288,158)
	Put Options Written — (2.0)%
(756)	iShares Russell 2000 ETF	(14,258,916)	156.95	08/16/24	(291,207)
	(Premiums received $359,329)
	Total Written Options				(614,492)
	(Premiums received $647,487)
	Net Other Assets and Liabilities — 1.1%				158,167
	Net Assets — 100.0%				$14,184,277

Fund Allocation	% of Net Assets
Purchased Options	103.2%
Written Options	(4.3)
Net Other Assets and Liabilities	1.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$14,640,602	$—	$14,640,602	$—

LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(614,492)	$—	$(614,492)	$—
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2023

	FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
ASSETS:
Investments, at value	$877,382	$1,412,223	$896,274	$—
Options contracts purchased, at value	145,909,664	206,474,173	121,804,596	171,553,855
Cash	—	—	—	1,400,817
Due from authorized participant	—	—	—	—
Receivables:
Capital shares sold	2,472,979	—	—	—
Investment securities sold	85,921	—	2,555,341	—
Dividends	4,226	7,055	4,520	—
Total Assets	149,350,172	207,893,451	125,260,731	172,954,672

LIABILITIES:
Options contracts written, at value	4,934,680	6,165,824	7,362,462	6,931,937
Payables:
Investment securities purchased	2,545,084	—	154,457	—
Investment advisory fees	103,284	146,609	92,450	121,091
Capital shares purchased	—	—	2,417,492	—
Total Liabilities	7,583,048	6,312,433	10,026,861	7,053,028
NET ASSETS	$141,767,124	$201,581,018	$115,233,870	$165,901,644

NET ASSETS consist of:
Paid-in capital	$128,374,861	$183,495,211	$106,956,851	$153,879,480
Par value	43,000	63,750	35,750	52,750
Accumulated distributable earnings (loss)	13,349,263	18,022,057	8,241,269	11,969,414
NET ASSETS	$141,767,124	$201,581,018	$115,233,870	$165,901,644
NET ASSET VALUE, per share	$32.97	$31.62	$32.23	$31.45
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,300,002	6,375,002	3,575,002	5,275,002
Investments, at cost	$877,382	$1,412,223	$896,274	$—
Premiums paid on options contracts purchased	$136,493,002	$191,873,061	$114,018,725	$163,010,685
Premiums received on options contracts written	$5,663,701	$8,046,707	$5,866,041	$6,655,713
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)	FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)	FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)

$—	$—	$—	$—	$—	$—
120,854,913	31,497,565	337,444,422	189,194,056	63,697,436	14,640,602
1,076,306	289,913	3,377,516	1,977,569	643,303	159,998
781,121	—	—	—	—	—

—	—	—	—	2,266,363	—
—	—	—	—	88,326	—
—	—	—	—	—	—
122,712,340	31,787,478	340,821,938	191,171,625	66,695,428	14,800,600

4,796,462	1,235,408	9,379,906	5,250,311	2,418,590	614,492

—	—	—	—	2,330,552	—
89,146	22,077	237,812	107,197	7,638	1,831
781,121	—	—	—	—	—
5,666,729	1,257,485	9,617,718	5,357,508	4,756,780	616,323
$117,045,611	$30,529,993	$331,204,220	$185,814,117	$61,938,648	$14,184,277

$111,820,526	$29,947,615	$324,079,066	$185,110,520	$61,279,943	$13,954,264
37,000	14,500	108,500	60,250	20,500	7,000
5,188,085	567,878	7,016,654	643,347	638,205	223,013
$117,045,611	$30,529,993	$331,204,220	$185,814,117	$61,938,648	$14,184,277
$31.63	$21.06	$30.53	$30.84	$30.21	$20.26
3,700,002	1,450,002	10,850,002	6,025,002	2,050,002	700,002
$—	$—	$—	$—	$—	$—
$116,219,925	$31,413,234	$331,562,463	$189,359,104	$62,999,539	$14,450,584
$4,570,460	$1,769,644	$10,990,355	$6,165,904	$2,358,898	$647,487
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Period Ended August 31, 2023

	FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN) (a)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB) (b)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR) (c)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR) (d)
INVESTMENT INCOME:
Dividends	$15,946	$24,117	$13,780	$—
Total investment income	15,946	24,117	13,780	—

EXPENSES:
Investment advisory fees	789,787	852,935	446,974	541,800
Total expenses	789,787	852,935	446,974	541,800
NET INVESTMENT INCOME (LOSS)	(773,841)	(828,818)	(433,194)	(541,800)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Purchased options contracts	76,645	253,261	34,197	95,578
Written options contracts	19,885	(17,037)	(17,241)	(19,916)
In-kind redemptions - Purchased options contracts	3,182,432	1,859,097	2,094,633	4,077,625
In-kind redemptions - Written options contracts	687,029	263,895	260,540	77,378
Net realized gain (loss)	3,965,991	2,359,216	2,372,129	4,230,665
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	9,416,662	14,601,112	7,785,871	8,543,170
Written options contracts	729,021	1,880,883	(1,496,421)	(276,224)
Net change in unrealized appreciation (depreciation)	10,145,683	16,481,995	6,289,450	8,266,946
NET REALIZED AND UNREALIZED GAIN (LOSS)	14,111,674	18,841,211	8,661,579	12,497,611
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,337,833	$18,012,393	$8,228,385	$11,955,811

(a)	Inception date is January 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is February 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is April 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(e)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(f)	Inception date is June 16, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(g)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(h)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY) (e)	FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY) (e)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN) (f)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL) (g)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG) (h)	FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG) (h)

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

273,164	49,614	485,527	118,329	7,638	1,831
273,164	49,614	485,527	118,329	7,638	1,831
(273,164)	(49,614)	(485,527)	(118,329)	(7,638)	(1,831)

—	(32,000)	(25,480)	—	—	—
—	30,334	(1,376)	—	—	—
843,578	—	—	—	—	—
198,678	—	—	—	—	—
1,042,256	(1,666)	(26,856)	—	—	—

4,634,988	84,331	5,881,959	(165,048)	697,897	190,018
(226,002)	534,236	1,610,449	915,593	(59,692)	32,995
4,408,986	618,567	7,492,408	750,545	638,205	223,013
5,451,242	616,901	7,465,552	750,545	638,205	223,013
$5,178,078	$567,287	$6,980,025	$632,216	$630,567	$221,182
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
	Period Ended 8/31/2023 (a)	Period Ended 8/31/2023 (b)	Period Ended 8/31/2023 (c)	Period Ended 8/31/2023 (d)
OPERATIONS:
Net investment income (loss)	$(773,841)	$(828,818)	$(433,194)	$(541,800)
Net realized gain (loss)	3,965,991	2,359,216	2,372,129	4,230,665
Net change in unrealized appreciation (depreciation)	10,145,683	16,481,995	6,289,450	8,266,946
Net increase (decrease) in net assets resulting from operations	13,337,833	18,012,393	8,228,385	11,955,811

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	184,329,885	206,986,953	128,577,486	239,734,664
Cost of shares redeemed	(55,900,594)	(23,418,328)	(21,572,001)	(85,788,831)
Net increase (decrease) in net assets resulting from shareholder transactions	128,429,291	183,568,625	107,005,485	153,945,833
Total increase (decrease) in net assets	141,767,124	201,581,018	115,233,870	165,901,644

NET ASSETS:
Beginning of period	—	—	—	—
End of period	$141,767,124	$201,581,018	$115,233,870	$165,901,644

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—	—	—
Shares sold	6,050,002	7,125,002	4,250,002	8,025,002
Shares redeemed	(1,750,000)	(750,000)	(675,000)	(2,750,000)
Shares outstanding, end of period	4,300,002	6,375,002	3,575,002	5,275,002

(a)	Inception date is January 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is February 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(d)	Inception date is April 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(e)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(f)	Inception date is June 16, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(g)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(h)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)	FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)	FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)	FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
Period Ended 8/31/2023 (e)	Period Ended 8/31/2023 (e)	Period Ended 8/31/2023 (f)	Period Ended 8/31/2023 (g)	Period Ended 8/31/2023 (h)	Period Ended 8/31/2023 (h)

$(273,164)	$(49,614)	$(485,527)	$(118,329)	$(7,638)	$(1,831)
1,042,256	(1,666)	(26,856)	—	—	—
4,408,986	618,567	7,492,408	750,545	638,205	223,013
5,178,078	567,287	6,980,025	632,216	630,567	221,182

150,692,819	34,130,533	341,576,577	185,181,901	61,308,081	13,963,095
(38,825,286)	(4,167,827)	(17,352,382)	—	—	—
111,867,533	29,962,706	324,224,195	185,181,901	61,308,081	13,963,095
117,045,611	30,529,993	331,204,220	185,814,117	61,938,648	14,184,277

—	—	—	—	—	—
$117,045,611	$30,529,993	$331,204,220	$185,814,117	$61,938,648	$14,184,277

—	—	—	—	—	—
4,950,002	1,650,002	11,425,002	6,025,002	2,050,002	700,002
(1,250,000)	(200,000)	(575,000)	—	—	—
3,700,002	1,450,002	10,850,002	6,025,002	2,050,002	700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January (GJAN)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.09
Income from investment operations:
Net investment income (loss) (b)	(0.16)
Net realized and unrealized gain (loss)	3.04
Total from investment operations	2.88
Net asset value, end of period	$32.97
Total return (c)	9.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$141,767
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is January 20, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February (GFEB)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$29.32
Income from investment operations:
Net investment income (loss) (b)	(0.13)
Net realized and unrealized gain (loss)	2.43
Total from investment operations	2.30
Net asset value, end of period	$31.62
Total return (c)	7.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$201,581
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.83)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is February 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$29.64
Income from investment operations:
Net investment income (loss) (b)	(0.12)
Net realized and unrealized gain (loss)	2.71
Total from investment operations	2.59
Net asset value, end of period	$32.23
Total return (c)	8.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$115,234
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.82)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is March 17, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.09)
Net realized and unrealized gain (loss)	1.86
Total from investment operations	1.77
Net asset value, end of period	$31.45
Total return (c)	5.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$165,902
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.85)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is April 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.14
Income from investment operations:
Net investment income (loss) (b)	(0.07)
Net realized and unrealized gain (loss)	1.56
Total from investment operations	1.49
Net asset value, end of period	$31.63
Total return (c)	4.94%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$117,046
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.85)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$20.08
Income from investment operations:
Net investment income (loss) (b)	(0.05)
Net realized and unrealized gain (loss)	1.03
Total from investment operations	0.98
Net asset value, end of period	$21.06
Total return (c)	4.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,530
Ratio of total expenses to average net assets	0.90% (d)
Ratio of net investment income (loss) to average net assets	(0.90)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is May 19, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$29.88
Income from investment operations:
Net investment income (loss) (b)	(0.05)
Net realized and unrealized gain (loss)	0.70
Total from investment operations	0.65
Net asset value, end of period	$30.53
Total return (c)	2.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$331,204
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.85)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is June 16, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$30.75
Income from investment operations:
Net investment income (loss) (b)	(0.03)
Net realized and unrealized gain (loss)	0.12
Total from investment operations	0.09
Net asset value, end of period	$30.84
Total return (c)	0.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$185,814
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.85)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is July 21, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$29.68
Income from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss)	0.54
Total from investment operations	0.53
Net asset value, end of period	$30.21
Total return (c)	1.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$61,939
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.85)% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$19.94
Income from investment operations:
Net investment income (loss) (b)	(0.00) (c)
Net realized and unrealized gain (loss)	0.32
Total from investment operations	0.32
Net asset value, end of period	$20.26
Total return (d)	1.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,184
Ratio of total expenses to average net assets	0.90% (e)
Ratio of net investment income (loss) to average net assets	(0.90)% (e)
Portfolio turnover rate (f)	0%

(a)	Inception date is August 18, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the ten funds (each a “Fund” and collectively, the “Funds”) listed  below. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Cboe Vest U.S. Equity Moderate Buffer ETF - January – (ticker “GJAN”)(1)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February – (ticker “GFEB”)(2)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March – (ticker “GMAR”)(3)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April – (ticker “GAPR”)(4)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May – (ticker “GMAY”)(5)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May – (ticker “SMAY”)(5)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June – (ticker “GJUN”)(6)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July – (ticker “GJUL”)(7)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August – (ticker “GAUG”)(8)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August – (ticker “SAUG”)(8)

(1)	Commenced investment operations on January 20, 2023.
(2)	Commenced investment operations on February 17, 2023.
(3)	Commenced investment operations on March 17, 2023.
(4)	Commenced investment operations on April 21, 2023.
(5)	Commenced investment operations on May 19, 2023.
(6)	Commenced investment operations on June 16, 2023.
(7)	Commenced Investment operations on July 21, 2023.
(8)	Commenced investment operations on August 18, 2023.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
The investment objective of GJAN is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the “Underlying SPDR ETF”), up to a predetermined upside cap of 15.75% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from January 23, 2023 through January 19, 2024.
The investment objective of GFEB is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 15.20% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from February 21, 2023 through February 16, 2024.
The investment objective of GMAR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 15.31% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from March 20, 2023 through March 15, 2024.
The investment objective of GAPR is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.67% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from April 24, 2023 through April 19, 2024.
The investment objective of GMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.60% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from May 22, 2023 through May 17, 2024.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
The investment objective of SMAY is to seek to provide investors with returns (before fees and expenses) that match the price return of the iShares Russell 2000 ETF (the “Underlying Russel ETF”), up to a predetermined upside cap of 17.76% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from May 22, 2023 through May 17, 2024.
The investment objective of GJUN is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.65% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from June 20, 2023 through June 21, 2024.
The investment objective of GJUL is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 14.30% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from July 24, 2023 through July 19, 2024.
The investment objective of GAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying SPDR ETF, up to a predetermined upside cap of 15.26% while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from August 21, 2023 through August 16, 2024.
The investment objective of SAUG is to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying Russell ETF, up to a predetermined upside cap of 19.07% while providing a buffer (before fees and expenses) against the first 15% of Underlying Russell ETF losses, over the period from August 21, 2023 through August 16, 2024.
Under normal market conditions, each Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the SPDR® S&P 500® ETF Trust or the iShares Russell 2000 ETF (the “Underlying ETF”).
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2023 are FLEX Options.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid annually, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2023.
As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:

	Taxable Year-End	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-23	$—	$—	$746,478
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-23	—	—	(171,207)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-23	—	—	1,022,586
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-23	—	—	1,471,210
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May	31-May-23	—	—	(6,324)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-23	—	—	(1,825)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-23	—	—	2,753,921
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-23	—	—	523,954
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-23	—	—	638,205
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-23	—	—	223,013

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2023 remains open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund’s applicable taxable year end, the Funds had no capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. At each Fund’s applicable taxable year end the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each Fund’s applicable taxable period, the adjustments were as follows:

	Taxable Year End	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January	31-Jan-23	$11,430	$—	$(11,430)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February	28-Feb-23	9,664	—	(9,664)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March	31-Mar-23	12,884	—	(12,884)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April	30-Apr-23	13,603	—	(13,603)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May	31-May-23	10,007	—	(10,007)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May	31-May-23	591	—	(591)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June	30-Jun-23	36,629	—	(36,629)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July	31-Jul-23	11,131	—	(11,131)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August	31-Aug-23	7,638	—	(7,638)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August	31-Aug-23	1,831	—	(1,831)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January	$131,706,683	$17,995,725	$(7,850,042)	$10,145,683
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February	185,238,577	29,463,845	(12,981,850)	16,481,995
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March	109,049,763	14,319,639	(8,030,994)	6,288,645
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April	156,354,972	18,565,750	(10,298,804)	8,266,946
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May	111,649,465	9,358,562	(4,949,576)	4,408,986
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May	29,649,956	1,325,968	(713,767)	612,201
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June	320,598,964	12,428,833	(4,963,281)	7,465,552
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July	183,193,200	2,187,900	(1,437,355)	750,545
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August	60,640,641	1,319,561	(681,356)	638,205
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August	13,803,097	422,519	(199,506)	223,013
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets.The annual unitary management fee payable by each Fund, with the exception of SMAY and SAUG, to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
For SMAY and SAUG, the annual unitary management fee payable by each Fund will be calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.9000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.8775%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.8550%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.8325%
Fund net assets greater than $10 billion	0.8100%
First Trust and Cboe VestSM Financial LLC (“Cboe Vest”), an affiliate of First Trust, are responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Cboe Vest serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund’s assets and will pay Cboe Vest for its services as the Funds’ sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor, after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Cboe Vest will be reduced to reflect the reduction in the Advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended August 31, 2023, the Funds had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.
For the fiscal period ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January	$—	$47,046,885
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February	—	17,055,553
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March	—	19,835,657
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April	—	53,231,423
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May	—	27,633,758
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May	—	—
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June	—	—
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July	—	—
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August	—	—
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August	—	—
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at August 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
GJAN
Options contracts	Equity Risk	Options contracts purchased, at value	$145,909,664	Options contracts written, at value	$4,934,680
GFEB
Options contracts	Equity Risk	Options contracts purchased, at value	206,474,173	Options contracts written, at value	6,165,824
GMAR
Options contracts	Equity Risk	Options contracts purchased, at value	121,804,596	Options contracts written, at value	7,362,462
GAPR
Options contracts	Equity Risk	Options contracts purchased, at value	171,553,855	Options contracts written, at value	6,931,937
GMAY
Options contracts	Equity Risk	Options contracts purchased, at value	120,854,913	Options contracts written, at value	4,796,462
SMAY
Options contracts	Equity Risk	Options contracts purchased, at value	31,497,565	Options contracts written, at value	1,235,408
GJUN
Options contracts	Equity Risk	Options contracts purchased, at value	337,444,422	Options contracts written, at value	9,379,906
GJUL
Options contracts	Equity Risk	Options contracts purchased, at value	189,194,056	Options contracts written, at value	5,250,311
GAUG
Options contracts	Equity Risk	Options contracts purchased, at value	63,697,436	Options contracts written, at value	2,418,590
SAUG
Options contracts	Equity Risk	Options contracts purchased, at value	14,640,602	Options contracts written, at value	614,492
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2023, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	GJAN	GFEB	GMAR	GAPR	GMAY
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$3,259,077	$2,112,358	$2,128,830	$4,173,203	$843,578
Written options contracts	706,914	246,858	243,299	57,462	198,678
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	9,416,662	14,601,112	7,785,871	8,543,170	4,634,988
Written options contracts	729,021	1,880,883	(1,496,421)	(276,224)	(226,002)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023

Statements of Operations Location	SMAY	GJUN	GJUL	GAUG	SAUG
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(32,000)	$(25,480)	$—	$—	$—
Written options contracts	30,334	(1,376)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	84,331	5,881,959	(165,048)	697,897	190,018
Written options contracts	534,236	1,610,449	915,593	(59,692)	32,995
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended August 31, 2023, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
GJAN	$190,873,704	$54,380,702	$8,538,534	$2,874,833
GFEB	213,116,145	21,243,084	9,141,361	1,094,654
GMAR	134,563,808	20,545,083	7,366,570	1,500,529
GAPR	216,315,498	53,304,813	9,406,280	2,750,567
GMAY	144,145,765	27,925,840	5,904,798	1,334,338
SMAY	35,804,308	4,391,074	2,032,332	262,688
GJUN	342,308,068	10,745,605	11,324,821	334,466
GJUL	189,359,104	—	6,165,904	—
GAUG	62,999,539	—	2,358,898	—
SAUG	14,450,584	—	647,487	—
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 12, 2025 for GJAN, February 10, 2025 for GFEB, March 10, 2025 for GMAR, April 14, 2025 for GAPR, May 15, 2025 for GMAY and SMAY, June 16, 2025 for GJUN, July 21, 2025 for GJUL, and August 18, 2025 for GAUG and SAUG.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Cboe Vest U.S. Equity Moderate Buffer ETF - January, FT Cboe Vest U.S. Equity Moderate Buffer ETF - February, FT Cboe Vest U.S. Equity Moderate Buffer ETF - March, FT Cboe Vest U.S. Equity Moderate Buffer ETF - April, FT Cboe Vest U.S. Equity Moderate Buffer ETF - May, FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May, FT Cboe Vest U.S. Equity Moderate Buffer ETF - June, FT Cboe Vest U.S. Equity Moderate Buffer ETF - July, FT Cboe Vest U.S. Equity Moderate Buffer ETF - August, and FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2023, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Cboe Vest U.S. Equity Moderate Buffer ETF - January	For the period from January 20, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF - February	For the period from February 17, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March	For the period from March 17, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April	For the period from April 21, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May	For the period from May 19, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June	For the period from June 16, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July	For the period from July 21, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August	For the period from August 18, 2023 (commencement of investment operations) through August 31, 2023
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 25, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Disclaimer
The Funds are not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Investment Management and Sub-Advisory Agreements for
FT Cboe Vest U.S. Equity Moderate Buffer ETF - March
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Cboe VestSM Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

FT Cboe Vest U.S. Equity Moderate Buffer ETF - March (GMAR)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - April (GAPR)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - May (GMAY)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - June (GJUN)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - July (GJUL)
FT Cboe Vest U.S. Equity Moderate Buffer ETF - August (GAUG)

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on December 12, 2022.  The Board determined for each Fund that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services to be provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund’s perspective.
In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex.  The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the December 12, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Funds, and the Trustees were able to ask questions about the proposed investment strategy for the Funds.  The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style.  The Board also noted that the Sub-Advisor manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex.  Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee starting at an annual rate of 0.85% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that, from the unitary fee for each Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule.  The Board noted that the Advisor and the Sub-Advisor would be responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody,

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable.  Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group.  With respect to the Expense Groups, the Board discussed with representatives of the Advisor how the Expense Groups were assembled and how each Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Funds will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Cboe Vest U.S. Equity Buffer ETF and FT Cboe Vest U.S. Equity Deep Buffer ETF product lines in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which has a unitary fee rate schedule starting at an annual rate of 0.85% of its average daily net assets.  In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds and whether the Funds may benefit from any economies of scale.  The Board noted that the proposed unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the proposed unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels.  The Board considered that the Sub-Advisor would be paid by the Advisor from each Fund’s unitary fee, that the sub-advisory fee for each Fund would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for each Fund was the product of an arm’s length negotiation.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement.  The Board considered the Advisor’s estimate of the asset level for each Fund at which the Advisor expects the Advisory Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for each Fund was not unreasonable.  The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for each Fund to the Sub-Advisor.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions.  The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Board Considerations Regarding Approval of the Investment Management and Sub-Advisory Agreements for
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Cboe VestSM Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - May (SMAY)
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF - August (SAUG)
The Board approved the Agreements for each Fund for an initial two-year term at a meeting held on March 6, 2023.  The Board determined for each Fund that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreements for each Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services to be provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from each Fund’s perspective.
In evaluating whether to approve the Agreements for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board considered that each Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex.  The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the March 6, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Funds, and the Trustees were able to ask questions about the proposed investment strategy for the Funds.  The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style.  The Board also noted that the Sub-Advisor

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
manages a number of other defined-outcome ETFs with strategies similar to those of the Funds in the First Trust Fund Complex.  Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, each Fund would pay the Advisor a unitary fee starting at an annual rate of 0.90% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that, from the unitary fee for each Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule.  The Board noted that the Advisor and the Sub-Advisor would be responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable.  Because each Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group.  With respect to the Expense Groups, the Board discussed with representatives of the Advisor how the Expense Groups were assembled and how each Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Funds will be unique to the market and the First Trust Fund Complex, but will be most similar to the ETFs in the FT Cboe Vest Nasdaq-100 Buffer ETF and FT Cboe Vest International Equity Buffer ETF product lines in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor, each of which has a unitary fee rate schedule starting at an annual rate of 0.90% of its average daily net assets.  In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreements, the Board determined that, for each Fund, the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds and whether the Funds may benefit from any economies of scale.  The Board noted that the proposed unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the proposed unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels.  The Board considered that the Sub-Advisor would be paid by the Advisor from each Fund’s unitary fee, that the sub-advisory fee for each Fund would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for each Fund was the product of an arm’s length negotiation.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Advisory Agreement.  The Board considered the Advisor’s estimate of the asset level for each Fund at which the Advisor expects the Advisory Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement for each Fund if its assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for each Fund was not unreasonable.  The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for each Fund to the Sub-Advisor.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Funds and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions.  The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Cboe VestSM Financial LLC

8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

First Trust Income Opportunities ETF (FCEF)
First Trust Flexible Municipal High Income ETF (MFLX)
First Trust Low Duration Strategic Focus ETF (LDSF)
First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Small Cap ETF (AFSM)

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective(s). Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management teams of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of the relevant benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VIII
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the “Funds”), which contains detailed information about the Funds for the twelve months ended August 31, 2023.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Income Opportunities ETF (FCEF)
First Trust Income Opportunities ETF (the “Fund”) seeks to provide current income with a secondary emphasis on total return. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of closed-end investment companies and exchange-traded funds (“ETFs”) that are listed and traded in the United States on registered exchanges. The Fund may invest in closed-end funds and/or ETFs that utilize leverage. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “FCEF.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 8/31/23	5 Years Ended 8/31/23	Inception (9/27/16) to 8/31/23	5 Years Ended 8/31/23	Inception (9/27/16) to 8/31/23
Fund Performance
NAV	0.68%	3.12%	5.31%	16.59%	43.03%
Market Price	0.67%	3.12%	5.30%	16.59%	43.02%
Index Performance
Russell 3000® Index	14.76%	10.25%	12.63%	62.89%	127.94%
Blended Benchmark(1)	2.29%	3.00%	4.93%	15.91%	39.56%
(See Notes to Fund Performance Overview on page 16.)

(1)
A blended benchmark (the “Blended Benchmark”) comprised 60% of the First Trust Equity Closed-End Fund Total Return Index, a cap-weighted index (based on NAV) designed to provide a broad representation of the equity based closed-end fund universe, and 40% of the First Trust
Taxable Fixed Income Closed-End Fund Total Return Index, a cap-weighted index (based on NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe, has been selected as a secondary benchmark to provide a more direct correlation to the Fund’s underlying portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a
60-40 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Income Opportunities ETF (FCEF) (Continued)

Top Ten Holdings	% of Total Long-Term Investments
Eaton Vance Tax-Advantaged Global Dividend Income Fund	4.2%
Ares Dynamic Credit Allocation Fund, Inc.	3.6
Tekla Healthcare Opportunities Fund	3.6
Source Capital, Inc.	3.4
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	3.4
abrdn Global Infrastructure Income Fund	3.3
Eaton Vance Tax-Advantaged Dividend Income Fund	3.3
John Hancock Tax-Advantaged Dividend Income Fund	3.2
Invesco Variable Rate Investment Grade ETF	3.1
SPDR Bloomberg 1-3 Month T-Bill ETF, Class B	3.1
Total	34.2%

World Regions	% of Total Long-Term Investments
North America	79.8%
Europe	15.0
Asia	5.2
Total	100.0%

Credit Quality(1)	% of Total Long-Term Investments
AAA	18.7%
AA	3.2
A	5.1
BBB	16.9
BB	20.9
B	22.0
CCC-D	8.4
NR	4.8
Total	100.0%

Market Capitalization	% of Total Long-Term Investments
Mega	22.4%
Large	36.7
Mid	29.9
Small	8.2
Micro	2.8
Total	100.0%

(1)
The ratings are provided by Morningstar except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Income Opportunities ETF (FCEF) (Continued)

Performance of a $10,000 Initial Investment
September 27, 2016 - August 31, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
$22,794
$14,303
$13,956
9/27/16
2/28/17
8/31/17
2/28/18
8/31/18
2/28/19
8/31/19
2/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust Income Opportunities ETF
Russell 3000® Index
Blended Benchmark

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Flexible Municipal High Income ETF (MFLX)
First Trust Flexible Municipal High Income ETF (the “Fund”) seeks to provide current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund may invest in municipal debt securities of any duration, maturity or credit quality, but will focus on longer duration, higher yielding municipal debt securities, including municipal debt securities that are rated below investment grade or unrated and determined by the Fund’s investment advisor, to be of comparable quality, also known as “junk” bonds. In addition, the Fund may invest up to 10% of its net assets in closed-end investment companies that are listed and traded in the United States on registered exchanges which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “MFLX.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 8/31/23	5 Years Ended 8/31/23	Inception (9/27/16) to 8/31/23	5 Years Ended 8/31/23	Inception (9/27/16) to 8/31/23
Fund Performance
NAV	1.48%	1.81%	0.72%	9.36%	5.13%
Market Price	0.19%	1.47%	0.49%	7.58%	3.41%
Index Performance
Bloomberg Municipal Long Bond (22+) Index	1.45%	1.05%	1.09%	5.35%	7.83%
Blended Benchmark(1)	1.13%	1.97%	2.13%	10.26%	15.74%
Bloomberg Municipal Bond Index	1.70%	1.52%	1.35%	7.84%	9.75%
(See Notes to Fund Performance Overview on page 16.)

(1)	The Blended Benchmark returns are a 50/50 split between the Bloomberg Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Flexible Municipal High Income ETF (MFLX) (Continued)

Fund Allocation	% of Net Assets
Municipal Bonds	93.8%
Closed-End Funds	4.1
Net Other Assets and Liabilities(1)	2.1
Total	100.0%

Credit Quality(2)	% of Total Investments (including cash)
AAA	2.4%
AA	15.1
A	31.6
BBB	10.3
BB	8.8
B	1.9
CCC-D	0.0(3)
NR	29.0
Cash	0.9
Total	100.0%

Performance of a $10,000 Initial Investment
September 27, 2016 - August 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
9/27/16
2/28/17
8/31/17
2/28/18
8/31/18
2/28/19
8/31/19
2/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$11,574
$10,975
$10,783
$10,513
First Trust Flexible Municipal High Income ETF
Bloomberg Municipal Long Bond (22+) Index
Blended Benchmark
Bloomberg Municipal Bond Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in municipal bond investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Includes variation margin on futures contracts.
(2)
This represents the municipal and closed-end fund holdings in the Fund. The ratings for the Municipal Bond portion of the Fund are by S&P
Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The ratings for the CEF portion of the Fund are provided by Morningstar. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

(3)	Amount is less than 0.1%.

Fund Performance Overview (Unaudited) (Continued)
First Trust Low Duration Strategic Focus ETF (LDSF)
First Trust Low Duration Strategic Focus ETF (the “Fund”) seeks to generate current income, with a secondary objective of preservation of capital. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S.-listed exchange-traded funds (“ETFs”) that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “LDSF.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (1/3/19) to 8/31/23	Inception (1/3/19) to 8/31/23
Fund Performance
NAV	2.12%	1.09%	5.17%
Market Price	2.12%	1.08%	5.12%
Index Performance
Blended Benchmark(1)	2.35%	1.66%	7.96%
Bloomberg 1-5 Year Government/Credit Index	1.19%	0.94%	4.43%
(See Notes to Fund Performance Overview on page 16.)

Fund Allocation	% of Net Assets
Exchange-Traded Funds	99.6%
Money Market Funds	0.4
Net Other Assets and Liabilities	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(1)
The Blended Benchmark consists of the following two indexes:80% of the Bloomberg 1-5 Year Government/Credit Index which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a maturity between one and five years; and 20% of the ICE BofA US High Yield Constrained Index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 80-20 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Low Duration Strategic Focus ETF (LDSF) (Continued)

Performance of a $10,000 Initial Investment
January 3, 2019 - August 31, 2023
$11,500
$11,000
$10,500
$10,000
$9,500
$10,796
$10,517
$10,443
1/3/19
2/28/19
8/31/19
2/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust Low Duration Strategic Focus ETF
Blended Benchmark
Bloomberg 1-5 Year Government/Credit Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Large Cap ETF (the “Fund”) seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies. The Fund defines large capitalization companies as those that, at the time of investment, have a minimum market capitalization equal to or greater than the minimum market capitalization of a widely recognized index of large capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol “AFLG.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/3/19) to 8/31/23	Inception (12/3/19) to 8/31/23
Fund Performance
NAV	11.22%	8.49%	35.67%
Market Price	11.23%	8.46%	35.57%
Index Performance
S&P 500® Index	15.94%	12.42%	54.98%
(See Notes to Fund Performance Overview on page 16.)

Sector Allocation	% of Total Long-Term Investments
Information Technology	28.1%
Industrials	12.3
Health Care	12.1
Consumer Discretionary	10.8
Financials	9.7
Communication Services	6.9
Materials	4.9
Consumer Staples	4.5
Real Estate	3.9
Energy	3.7
Utilities	3.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Apple, Inc.	6.1%
Microsoft Corp.	5.6
NVR, Inc.	2.0
Broadcom, Inc.	1.9
Meta Platforms, Inc., Class A	1.8
Alphabet, Inc., Class A	1.6
Exxon Mobil Corp.	1.2
Cisco Systems, Inc.	1.2
NVIDIA Corp.	1.1
Marathon Petroleum Corp.	1.0
Total	23.5%

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Factor Large Cap ETF (AFLG) (Continued)

Performance of a $10,000 Initial Investment
December 3, 2019 - August 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$15,498
$13,567
12/3/19
2/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust Active Factor Large Cap ETF
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Mid Cap ETF (the “Fund”) seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies. The Fund defines mid capitalization companies as those that, at the time of investment, have a market capitalization between the minimum and maximum market capitalization of a widely recognized index of mid capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol “AFMC.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/3/19) to 8/31/23	Inception (12/3/19) to 8/31/23
Fund Performance
NAV	14.59%	7.62%	31.68%
Market Price	14.55%	7.61%	31.62%
Index Performance
S&P MidCap 400® Index	10.71%	9.68%	41.32%
(See Notes to Fund Performance Overview on page 16.)

Sector Allocation	% of Total Long-Term Investments
Industrials	23.5%
Consumer Discretionary	14.5
Financials	13.4
Information Technology	13.2
Health Care	10.1
Materials	7.3
Real Estate	7.1
Consumer Staples	3.7
Utilities	2.5
Energy	2.5
Communication Services	2.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Builders FirstSource, Inc.	2.2%
Reliance Steel & Aluminum Co.	1.9
Steel Dynamics, Inc.	1.1
PulteGroup, Inc.	1.1
Owens Corning	1.1
Super Micro Computer, Inc.	1.0
AutoNation, Inc.	1.0
Taylor Morrison Home Corp.	1.0
Essent Group Ltd.	1.0
Sprouts Farmers Market, Inc.	1.0
Total	12.4%

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Factor Mid Cap ETF (AFMC) (Continued)

Performance of a $10,000 Initial Investment
December 3, 2019 - August 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$14,132
$13,168
12/3/19
2/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust Active Factor Mid Cap ETF
S&P MidCap 400® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Factor Small Cap ETF (AFSM)
First Trust Active Factor Small Cap ETF (the “Fund”) seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies. The Fund defines small capitalization companies as those that, at the time of investment, have a market capitalization between a minimum of $250 million and the maximum market capitalization of a widely recognized index of small capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol “AFSM.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (12/3/19) to 8/31/23	Inception (12/3/19) to 8/31/23
Fund Performance
NAV	10.97%	7.19%	29.72%
Market Price	10.93%	7.17%	29.62%
Index Performance
Russell 2000® Index	4.65%	6.03%	24.52%
(See Notes to Fund Performance Overview on page 16.)

Sector Allocation	% of Total Long-Term Investments
Industrials	17.8%
Health Care	16.9
Consumer Discretionary	13.9
Information Technology	13.4
Financials	13.1
Consumer Staples	6.3
Energy	5.9
Real Estate	4.9
Materials	4.8
Communication Services	1.7
Utilities	1.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
elf Beauty, Inc.	2.0%
Amphastar Pharmaceuticals, Inc.	1.5
Super Micro Computer, Inc.	1.4
Axcelis Technologies, Inc.	1.3
Atkore, Inc.	1.1
Alpha Metallurgical Resources, Inc.	1.0
Encore Wire Corp.	1.0
Otter Tail Corp.	1.0
Comfort Systems USA, Inc.	1.0
ArcBest Corp.	0.9
Total	12.2%

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Factor Small Cap ETF (AFSM) (Continued)

Performance of a $10,000 Initial Investment
December 3, 2019 - August 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
12/3/19
2/29/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$12,972
$12,452
First Trust Active Factor Small Cap ETF
Russell 2000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Income Opportunities ETF (the “Fund”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The following person serves as portfolio manager of the Fund.
Ken Fincher, Senior Vice President and Portfolio Manager of First Trust
The portfolio manager is responsible for the day-to-day management of the Fund. Ken Fincher has served as part of the portfolio management team of the Fund since 2016.
Commentary
Market Recap
Shortly after the 12-month period ended August 31, 2023 began, equity and taxable fixed income closed-end funds saw returns turn sharply negative as a result of the Federal Reserve’s (the “Fed”) ongoing action to rein in inflation continued. From these lows, closed-end funds would rally, though the progress made was met with periods of weakness as investors looked to sell into strength. During the period, the Fed raised short-term interest rates by 300 basis points (“bps”) while also working through a banking industry shock caused when several institutions, led by Silicon Valley Bank, were shut down following runs on their deposits in March 2023. Despite these events, closed-end funds were able to scratch out small gains as the U.S. economy remained resilient, the job market remained strong, and the American consumer continued to spend.
Discounts to net asset value (“NAV”) overall widened over the period. This was especially evident in the equity closed-end fund space, where the average discount went from a -5.01% at the end of the 2022 fiscal year to a -9.33% at the end of the current fiscal year (August 31, 2023). In Taxable Fixed Income closed-end funds, while discounts also widened, it was less pronounced. Here the discounts moved from an average of -3.97% at the end of fiscal year 2022, to an average of -5.26% for the 2023 fiscal year. The portfolio weighted average discount expanded during the 12-month period ended August 31, 2023 from -5.36% to -9.09%.
Performance Analysis
For the 12-month period ended August 31, 2023, the Fund provided a total return of 0.68% on a NAV basis. The Fund’s Blended Benchmark (the “Blenched Benchmark”) consists of 60% of the First Trust Equity Closed-End Fund Total Return Index and 40% of the First Trust Taxable Fixed Income Closed-End Fund Total Return Index and provided a total return of 2.29% over the same period. The Fund’s NAV total return underperformed the Blended Benchmark’s total return by 161 bps. The Fund’s market price return of 0.67% underperformed the Blended Benchmark’s total return by 162 bps.
The primary factor resulting in the underperformance relative to the Blended Benchmark was security selection within the equity closed-end fund space which was precipitated by a more defensive positioning within the portfolio. As the market rallied during the first half of 2023, the Fund’s defensive positioning provided less upside within the portfolio.
During the fiscal year, the Fund continued to make a conscious effort to continue to pay an attractive distribution to shareholders, one that consists predominately of income from the underlying funds. While it is difficult to determine the nature of the underlying funds’ payouts as they are not all based on income, the Fund does take this into consideration when setting the distribution policy.
Market and Fund Outlook
Investors in the closed-end fund space have been reticent to follow the move higher this year by the general equity indices. This has resulted in a continued widening of discounts, ongoing investor reluctance and increased dissident activity. Add to this the continued drum beat of an economic recession and you have closed-end fund investors who are likely unsure of their next move.
While no one is quite sure what will happen in the months to come, the current environment does present an opportunity to those who are looking to take advantage of wide discounts, attractive distribution rates, and the potential to experience a strong rally in the space. While there is always risk involved when investing in the market, especially during uncertain economic times, the reward potential during these times can be elevated.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
In the current market, the Fund will continue to be defensively positioned. On the equity side of the ledger, the Fund will focus on holdings that are less growth-oriented and more focused on value sectors such as Utilities, Infrastructure and Real Assets. The emphasis here is to provide some stability while the market works through slower growth and a potential downturn. These funds still tend to provide attractive distribution rates, but their growth potential is a bit more muted than that of other growthier sectors.
In fixed income, the emphasis will be to continue to improve credit quality, while working to keep underlying maturity and duration shorter. The potential of an economic recession would negatively impact lower credit quality funds, and with that in mind, the Fund has been working to reduce exposure in these types of holdings.
Higher short-term rates have made investments in many short maturity funds more attractive with distribution rates approaching 6%. While you can invest in closed-end funds with shorter maturity and duration profiles, most of these funds operate in the below investment grade space. The Fund has found opportunities in several exchange-traded funds which invest in Treasury bills and investment grade corporates, with shortened maturities.
As always, the Fund will remain opportunistic in identifying opportunities within the closed-end fund space. Uncertain economic times can lead to some inefficiencies within the closed-end fund space that the Fund continuously looks to identify. It remains very important, during such times, to stay active when investing in closed-end funds.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Flexible Municipal High Income ETF (the “Fund”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund.
Johnathan N. Wilhelm, Senior Vice President and Senior Portfolio Manager of First Trust
Ken Fincher, Senior Vice President and Portfolio Manager of First Trust
Tom Byron, Senior Vice President and Senior Portfolio Manager of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Ken Fincher has served as part of the portfolio management team of the Fund since 2016 and Johnathan Wilhelm and Tom Byron have each served as part of the portfolio management team of the Fund since 2022.
Commentary
The First Trust Flexible Municipal High-Income ETF is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to provide current income.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund may invest in municipal debt securities of any duration, maturity or credit quality, but will focus on longer duration, higher yielding municipal debt securities, including municipal debt securities that are rated below investment grade or unrated and determined by the Advisor to be of comparable quality, also known as “junk” bonds. In addition, the Fund may invest up to 10% of its net assets in closed-end investment companies that are listed and traded in the United States on registered exchanges which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes.
Market Recap
For the 12-month period ended August 31, 2023, municipal bonds generated a total return of 1.70% as measured by the Bloomberg Municipal Bond Index.  During the same period, the Fund’s benchmark, the Bloomberg Municipal Long Bond (22+) Index (the “Benchmark”), produced a total return of 1.45%. By comparison, the Bloomberg U.S. Treasury Index generated a total return of -2.07% during the same period. Key factors impacting the municipal bond market over this time-period include:
• U.S. Treasury Rate Trends:Over the past year, U.S. Treasury rates increased all along the yield curve. During the 12-month period ended August 31, 2023, 10-Year and 30-Year U.S. Treasury yields increased by approximately 91 basis points (“bps”) and 92 bps, respectively, to 4.11% and 4.21%. As a reminder, the price of a bond moves inversely to a given change in yield, so higher yields resulted in lower U.S. Treasury bond prices.
• Industry Fund Inflows/Outflows:Industry-wide mutual fund and exchange-traded fund (“ETF”) outflows resulted in funds selling municipal bonds to meet redemptions which put pressure on municipal bond prices. According to data provided by the Investment Company Institute, for the 12-month period ended August 31, 2023, municipal fund outflows totaled approximately $53.9 billion.
• Primary Market Supply:New issue municipal bond supply has been lower year-to-date compared to year ago figures. Through August 31, 2023, year-to-date issuance was approximately $245.3 billion, down approximately 14% year-over-year.
• Credit Spreads and Trends:According to data from Bloomberg, municipal credit spreads tightened year-to-date. From December 30, 2022 through September 1, 2023, for municipal bonds rated AA, A, and BBB, credit spreads decreased approximately 12 bps, 21 bps, and 35 bps, respectively.
• Changes in Municipal Bond Yields:Looking at the AAA municipal yield curve as prepared by Refinitiv Lipper, year-to-date, 10-Year and 30-Year municipal yields increased by 29 bps and decreased by 31 bps, respectively, to 2.93% and 3.88%, respectively.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended August 31, 2023, was 1.48% and 0.19%, respectively, versus the Benchmark’s return of 1.45%.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
As of August 31, 2023, the Fund’s market price of $15.89 represented a discount of 3.05% to its NAV of $16.39. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on August 31, 2023, of $0.05 represents a tax-exempt annualized distribution rate of 3.78% based on the Fund’s closing market price of $15.89 on August 31, 2023. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
As of August 31, 2023, the Fund’s allocation between individual municipal bonds and municipal closed-end funds was divided at approximately 96% and 4%, respectively. Key factors impacting the Fund’s performance for the 12-month period ended August 31, 2023, were as follows:
• Years to Maturity:During the period, portfolio yield curve and effective duration positions were significant reasons the Fund slightly outperformed its Benchmark based on NAV. Positive contributors to Fund performance included the Fund’s selection of bonds with 18+ years to maturity and the Fund’s allocation to bonds with stated maturities of 10-18 years. The primary detractor to the Fund’s performance during the reporting period was the Fund’s selection and allocation to bonds with a stated maturity of 0-2 years. Regarding effective duration or interest rate sensitivity, the Fund’s allocation and selection of bonds with an effective duration of 10+ years was a positive contributor to Fund performance. In addition, the Fund’s selection of bonds with an effective duration of 5-10 years was a positive contributor to Fund performance relative to its Benchmark. In terms of effective duration, the primary detractor to Fund performance relative to the Benchmark was the Fund’s selection of bonds with an effective duration of 3-5 years.
• Credit Rating:Regarding the Fund’s credit rating allocation relative to its Benchmark, the Fund’s selection of AA rated, A rated, BBB rated, BB rated bonds and non-rated municipal securities were positive contributors to performance. The Fund’s allocation to single B rated municipal securities was a detractor to Fund performance relative to the Benchmark.
• Sector/Industry:In terms of the Fund’s allocation to municipal bond sectors, the Fund’s selection of healthcare, industrial development bond, special tax, state general obligation bonds and utilities were all positive contributors to the Fund’s performance relative to the Benchmark. The Fund’s allocation to lease bonds was a detractor to Fund performance relative to the Benchmark.
The Fund’s use of Treasury futures was a negative contributor to the Fund’s performance for the 12-month period ended August 31, 2023.
Market Outlook
According to the Federal Reserve’s (the Fed’s) “Dot Plot,” the Federal Fund’s rate is expected to reach approximately 5.625% by December 31, 2023. We expect the Fed to raise rates by 25 bps at either its November 1, 2023 or December 13, 2023 meeting.  During the final months of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury yield, we forecast the 10-Year bonds will trade within a range of 3.88%-4.38% and we would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields in our opinion. During the first half of 2024, given that we forecast that U.S. gross domestic product will grow very slowly or turn negative, we would expect the 10-Year U.S. Treasury yield to gradually decline to a range of 3.50%-3.75%.
Due to our belief that the Fed will only have one more 25 bps interest rate increase before hitting the Federal Funds terminal rate of 5.50%-5.75%, we expect municipal bond price trends to become more dependent on new issue supply and municipal mutual fund/ETF fund flows, rather than U.S. Treasury price and Fed moves. Since the municipal market has experienced significantly lower new issue supply year-to-date and forecast revisions for all of 2023, we believe the key variable going forward will likely be mutual fund/ETF flows. We believe that fund flows will turn consistently positive at some point during the fourth quarter of 2023 and fund inflows will continue during the first half of 2024. In a $4 trillion market dominated by retail investors, mutual fund, ETF, and separately managed account fund flows are a key determinant to municipal market total returns. Along with U.S. Treasury yields becoming range-bound and then gradually declining during the fourth quarter of 2023 and the first half of 2024, fund flows are the other key variable to our belief for distinctly positive total returns over the next twelve months.
As measured by municipal bond defaults and credit rating upgrade to downgrade ratios, municipal bond credit quality is currently healthy. Certain sectors have seen significant credit quality recovery including airports, toll roads, and select general obligation bonds. However, for 5 of the past 6 months, negative outlook revisions exceeded positive revisions by the S&P 500® Index. We believe certain sectors of the municipal universe will remain under margin pressure including hospitals and senior living facilities as well as municipal bonds dependent on office and retail mall occupancy levels and tax receipts. Given an expected slowdown in the U.S. economy, we will focus on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. For the Fund, this has translated into portfolio changes including adding exposure to A rated municipal securities and decreasing exposure to BBB rated municipal bonds. We also increased exposure to BB and non-rated municipal securities while decreasing

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
exposure to single B rated municipal bonds. We have been actively reducing the Fund’s complex exposure to borrowers that our research team views as having a distinctly negative credit rating momentum.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Low Duration Strategic Focus ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The Fund’s portfolio is managed by a team of portfolio managers consisting of:
Daniel J. Lindquist, Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Chris A. Peterson, Senior Vice President of First Trust
William Housey, Senior Vice President of First Trust
Steve Collins, Vice President of First Trust
Commentary
Market Recap
The trailing 12 months ended August 31, 2023 were challenging for broad based fixed income returns as the Federal Reserve (the “Fed”) implemented multiple interest rate hikes, reaching a Federal Funds target range of 5.25-5.50% in July 2023, in an effort to bring inflation back to its 2.0% target without causing a recession. Higher rates had a negative impact on overall fixed income assets, particularly longer duration, leading to a -1.19% return for the Bloomberg US Aggregate Bond Index which has a duration above 6 years. Sticky core inflation paired with stronger than expected economic growth and a resilient labor market provided the rationale for the Fed to persist with tighter monetary policy. While progress was made on inflation as the Consumer Price Index decreased from 8.3% to 3.7% over the period, Core PCE, or the Personal Consumption Expenditures Price Index, the Fed’s favored inflation metric, was still 4.2% higher in July. Meanwhile, the labor market added an average of 257,000 jobs per month. Given substantial monetary tightening, 3-Month Treasury Bill rates increased by 252 basis points (“bps”), from 2.93% to 5.45%. Further out on the curve, the 10-Year Treasury Bill increased by 91 bps, going from 3.20% to 4.11%, resulting in further inversion of the yield curve which we view as a warning sign for a recession. Higher short term yields boosted the income and returns for short duration fixed income as the ICE BofA 0-1 Year U.S. Treasury Index returned 3.87% over the period. In March 2023, rapidly rising rates induced stress in the banking system, leading to some regional bank failures, which stabilized after the implementation of a new term loan liquidity facility and the completion of UBS’s takeover of Credit Suisse. Overall, risk assets provided strong returns as high yield bond spreads declined from 505 to 387 bps and the S&P 500® Index returned 15.94% year-over-year.
Performance Analysis
For the 12-month period ended August 31, 2023, the Fund outperformed its primary benchmark (the “Benchmark”), the Bloomberg 1-5 Year Government/Credit Index, with a return of 2.12% based on both net asset value (“NAV”) and market price, compared to the Benchmark’s return of 1.19%. However, the Fund underperformed the Blended Benchmark (80% Bloomberg 1-5 Year Government/Credit Index and 20% ICE BofA US High Yield Constrained Index), which returned 2.35%. Part of this difference in relative performance can be attributed to high yield bond exposure. The Fund’s allocation to high yield securities, primarily through the First Trust Tactical High Yield ETF (“HYLS”), ranged from 10-15% over the year. HYLS returned 5.08% on a NAV basis and 4.74% on a market price basis, benefitting from high levels of income and spread compression. The Benchmark has no high yield exposure while the Blended Benchmark has an allocation of 20% to the ICE BofA US High Yield Constrained Index. As a result, the overweight to high yield relative to the Benchmark helped performance while the underweight to the Blended Benchmark was a drag. Ultrashort credit exposure also supported positive relative performance to both benchmarks as the significantly higher Federal Funds rate drove income and returns for ultrashort duration securities. The Fund held the First Trust Enhanced Short Maturity ETF (“FTSM”) between 7.5% and 12.5% over the period which returned 4.17% on a NAV basis and 4.19% on a market price basis. The Fund’s duration profile averaged 87% of the Benchmark and 79% of the Blended Benchmark over the period, benefitting its relative performance as market rates increased throughout the year. Exposure to U.S. Treasuries was a drag on performance as investors favored risk assets during the period.
Market and Fund Outlook
The Fed has raised interest rates 525 bps since it began its interest rate hike expedition, and, despite having skipped the opportunity to raise interest rates in September 2023, we believe the Fed will continue to leak additional interest rate hikes into the market given the

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
stickiness of inflation above the 2.0% target.  Notwithstanding the fact that we expect further interest rate hikes and upward pressure on the yield curve, we believe we are nearing the end of the Fed tightening cycle.  In our view, today’s fixed income markets are much more balanced between income and interest rate risk. While the Fed may still leak additional rate hikes into the market, we believe we are much closer to this hiking cycle’s finish line than we are to its beginning. Consequently, over the next year, we believe the reinvestment risk inherent in overweighting short-term securities likely poses a greater risk than owning duration and have extended duration nearer to that of the Benchmark, being cognizant of the Fund’s 3-year maximum duration mandate.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Active Factor Large Cap ETF (“AFLG”), the First Trust Active Factor Mid Cap ETF (“AFMC”), and the First Trust Active Factor Small Cap ETF (“AFSM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds’ portfolios, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Portfolio Management Team
Each Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Roger F. Testin, Senior Vice President of First Trust
Stan Ueland, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
Chris Bush, Vice President of First Trust
Erik Russo, Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Funds. Each Investment Committee member has served as a part of the portfolio management team of the Funds since 2019, except for Chris Bush, who has served as a member of the portfolio management team since 2021, and Erik Russo, who has served as a member of the portfolio management team since 2022.
Commentary
Market Recap
It has been a tale of two markets for the 12-month period ended August 31, 2023. The S&P 500® Index was down 2.4% from August 31, 2022 through year-end only to rally a staggering 18.73% from year-end to August 31, 2023. Markets and market prognosticators were very bearish into 2023 as the Federal Reserve (the “Fed”) was aggressively hiking interest rates to combat inflation. Market participants expected the Fed to “break-something” and priced the market accordingly.
Indeed, something did break during the period. Silicon Valley Bank (“SVB”) and some other regional banks came under extreme duress as consumers pulled cash deposits. The “run” on select lenders led to a required capital raise at SVB as long-term held bonds had substantial losses and near-term deposits faced withdrawal pressures from higher rates. Large balance sheet losses were going to be realized on the selling of longer-duration debt to satiate the cash withdrawals. During the more favorable interest rate environment preceding 2022, regional banks were able to take deposits, often paying little or no interest, and then deposit the cash in long-term bonds with higher relative interest rates. However, as depositors asked for their money back, the long-term bonds would have to be sold at a loss and eat through the banks’ reserved capital. The event climaxed when SVB was taken over by U.S. regulators resulting in the largest U.S. bank failure since 2008. It is our view that this event could have served as a catalyst for the much-anticipated recession, but federal regulators backstopping depositors and the Fed easing financial conditions served to forestall this outcome.
As 2023 progressed from the March banking dislocation, however, a budding soft-landing narrative began to take hold. Inflation came down; since cresting at a 9.1% year-over-year rise in June 2022, it has fallen to a much less alarming 3.7% as of August 31, 2023, allowing the Fed to slow down, and even pause, hiking interest rates. Artificial Intelligence (“AI”) entered the popular market zeitgeist as Chat-GPT 3, and Google’s Bard were released. Companies, especially NVIDIA Corp. and Microsoft Corp., detailed enhanced growth opportunities and expectations for better AI models to change how work is performed and even how the foundations of the economy are formed. While multiple companies identified as AI plays expanded far faster than revenues as this narrative took hold, there is data to support the excitement. Most telling, as of July 31, 2023, NVIDIA Corp. revenues expanded 101% from the prior year and 88% from the preceding quarter! Jensen Huang, President of NVIDIA Corp., commented “A new computing era has begun. Companies worldwide are transitioning from general-purpose to accelerated computing and generative AI.”
Stock performance reflected this as year-to-date through August 31, 2023, the S&P 500® Index returned 18.73% with seven stocks responsible for 13.25% of the return. For this period, contributions were Apple, Inc. (2.79%), Microsoft Corp. (2.17%), NVIDIA

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Corp. (2.69%), Amazon.com, Inc. (1.52%), Meta Platforms, Inc. (1.25%), Alphabet, Inc. (Google) (1.69%), Tesla, Inc. (1.14%), and all other stocks of the S&P 500® Index (5.48%).
First Trust Active Factor Large Cap ETF (the “Fund” or “AFLG”)
Fund Performance
For the 12-month period ended August 31, 2023, the Fund returned 11.22% on a net asset value (“NAV”) basis and 11.23% on a market price basis. The S&P 500® Index (the “Benchmark”) returned 15.94% over the same period. The Fund paid total distributions of $0.3664 per share over the period.
The underperformance can be attributed entirely to selection effects as the majority of the Benchmark’s return was driven by a handful of large Technology stocks. Factor bets and industry exposures were mixed with industry bets adding slightly to performance. The strategy was aided by our enhanced factor definitions that outperformed basic factor definitions. For example, all six of the measures we use to pick value outperformed the standard price-to-book metric, generally viewed as the academic version of cheapness.  Of the four key factors targeted in the Active Factor suite, only quality outperformed the Benchmark. By contrast, the low volatility factor trailed by a wide margin due to a shift back to a risk-on market and rising interest rates, which tend to hurt bond-proxy stocks. The value factor also struggled as the market reverted to favoring growth on euphoria around AI. Lastly, the momentum factor underperformed as market leadership continued to oscillate. However, our enhanced definitions outperformed price-momentum as earnings revisions and refined price scores led to better performance for the period.
First Trust Active Factor Mid Cap ETF (the “Fund” or “AFMC”)
Fund Performance
For the 12-month period ended August 31, 2023, the Fund returned 14.59% on a NAV basis and 14.55% on a market price basis. The S&P MidCap 400® Index (the “Benchmark”) returned 10.71% over the same period. The Fund paid total distributions of $0.2499 per share over the period.
The outperformance can be attributed to security selection and exposure to the quality factor. Our mid and small cap funds tend to have a high factor loading to quality versus the Benchmark. Factor bets and industry exposures were mixed with industry exposures slightly detracting from performance. The strategy was aided by our enhanced factor definitions that outperformed basic factor definitions. For example, all six of the measures we use to pick value outperformed the standard price-to-book metric, generally viewed as the academic version of cheapness.  Of the four key factors targeted in the Active Factor suite, only quality outperformed the Benchmark. By contrast, the low volatility factor trailed by a wide margin due to a shift back to a risk-on market and rising interest rates, which tend to hurt bond-proxy stocks. The value factor also struggled as the market reverted to favoring growth on euphoria around AI. Lastly, the momentum factor underperformed as market leadership continued to oscillate. However, our enhanced definitions outperformed price-momentum as earnings revisions and refined price scores led to better performance for the period.
First Trust Active Factor Small Cap ETF (the “Fund” or “AFSM”)
Fund Performance
For the 12-month period ended August 31, 2023, the Fund returned 10.97% on a NAV basis and 10.93% on a market price basis. The Russell 2000® Index (the “Benchmark”) returned 4.65% over the same period.  The Fund paid total distributions of $0.3017 per share over the period.
The outperformance can be attributed mainly to the quality factor.  Our mid and small cap funds tend to have a high factor loading to quality versus the Benchmark. Factor bets excluding quality, security selection, and industry exposures were mixed.  Selection effects were slightly negative, while industry allocation effects were slightly positive. The strategy was aided by our enhanced factor definitions that outperformed basic factor definitions.  For example, all six of the measures we use to pick value outperformed the standard price-to-book metric, generally viewed as the academic version of cheapness.  Of the four key factors targeted in the Active Factor suite, only quality outperformed the Benchmark.  By contrast, the low volatility factor trailed by a wide margin due to a shift back to a risk-on market and rising interest rates, which tend to hurt bond-proxy stocks.  The value factor also struggled as the market reverted to favoring growth on euphoria around AI.  Lastly, the momentum factor underperformed as market leadership continued to oscillate. However, our enhanced definitions outperformed price-momentum as earnings revisions and refined price scores led to better performance for the period.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Market and Fund Outlook
We believe market risk is more skewed to the downside in the near-term due to uncertainty across several spectrums, including inflation, geopolitical tensions, and slowing corporate profits. In our view, the market also shifted to pricing-in a soft landing by the middle of this year, which could lead to market losses if the economy slows. We remain constructive on equities for the long-term, but, in our opinion, future returns are likely to be lower than the last decade with stocks trading at above-average multiples.
While the last year again proved to be a challenging environment for factor investing, we believe a more normalized environment could lead to better conditions for the Active Factor suite, especially given the extremely narrow market of 2023. Valuations are less demanding outside of the largest stocks. The Funds continue to offer diversified exposure across the quality, low volatility, value, and momentum factors, while reducing sector and single-stock risk. We continue to target key factors that historically have offered premiums to the market return.

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of First Trust Income Opportunities ETF, First Trust Flexible Municipal High Income ETF, First Trust Low Duration Strategic Focus ETF, First Trust Active Factor Large Cap ETF, First Trust Active Factor Mid Cap ETF or First Trust Active Factor Small Cap ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Income Opportunities ETF (FCEF) (b)
Actual	$1,000.00	$1,010.50	0.85%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
First Trust Flexible Municipal High Income ETF (MFLX) (b) (c)
Actual	$1,000.00	$1,020.30	0.70%	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70%	$3.57
First Trust Low Duration Strategic Focus ETF (LDSF) (b)
Actual	$1,000.00	$1,022.30	0.20%	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02
First Trust Active Factor Large Cap ETF (AFLG)
Actual	$1,000.00	$1,087.90	0.55%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
First Trust Active Factor Mid Cap ETF (AFMC)
Actual	$1,000.00	$1,060.00	0.65%	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
First Trust Active Factor Small Cap ETF (AFSM)
Actual	$1,000.00	$1,035.30	0.75%	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses (Continued)
August 31, 2023 (Unaudited)
(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(c)	MFLX expense ratios reflect an expense waiver. See Note3 in the Notes to Financial Statements.

First Trust Income Opportunities ETF (FCEF)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
CLOSED-END FUNDS — 88.9%
	Capital Markets — 88.9%
52,182	abrdn Global Infrastructure Income Fund	$905,358
22,224	Adams Natural Resources Fund, Inc.	510,708
17,768	Angel Oak Financial Strategies Income Term Trust	210,195
21,657	Apollo Tactical Income Fund, Inc.	286,522
75,814	Ares Dynamic Credit Allocation Fund, Inc.	967,387
32,918	BlackRock Capital Allocation Term Trust	490,807
4,430	BlackRock Health Sciences Term Trust	68,444
14,371	BlackRock Multi-Sector Income Trust	213,266
22,860	BlackRock Resources & Commodities Strategy Trust	216,484
21,004	BlackRock Science & Technology Trust	708,675
9,322	BlackRock Utilities Infrastructure & Power Opportunities Trust	197,906
57,434	Blackstone Strategic Credit 2027 Term Fund	634,646
15,396	Central Securities Corp.	554,256
31,350	Cohen & Steers Infrastructure Fund, Inc.	677,787
35,592	Cohen & Steers REIT and Preferred and Income Fund, Inc.	669,486
28,919	DoubleLine Income Solutions Fund	348,474
40,523	Eaton Vance Short Duration Diversified Income Fund	407,256
40,006	Eaton Vance Tax-Advantaged Dividend Income Fund	896,134
67,928	Eaton Vance Tax-Advantaged Global Dividend Income Fund	1,134,398
39,663	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	907,093
95,956	FS Credit Opportunities Corp.	511,446
39,459	Gabelli Dividend & Income Trust (The)	823,904
13,626	General American Investors Co., Inc.	569,567
44,741	John Hancock Tax-Advantaged Dividend Income Fund	860,369
14,180	Kayne Anderson Energy Infrastructure Fund	123,791
Shares	Description	Value

	Capital Markets (Continued)
53,930	MainStay CBRE Global Infrastructure Megatrends Term Fund	$708,640
6,758	Nuveen Corporate Income 2023 Target Term Fund	63,931
125,502	Nuveen Credit Strategies Income Fund	638,805
61,635	Nuveen Floating Rate Income Fund	498,627
8,390	Nuveen Mortgage and Income Fund	136,673
85,607	Nuveen Preferred & Income Opportunities Fund	558,158
36,957	Nuveen Real Asset Income and Growth Fund	412,810
26,680	Nuveen Variable Rate Preferred & Income Fund	429,014
59,393	PGIM Global High Yield Fund, Inc.	666,389
8,553	PIMCO Access Income Fund	127,696
49,553	PIMCO Dynamic Income Opportunities Fund	621,890
16,533	PIMCO Energy & Tactical Credit Opportunities Fund	283,045
41,189	Principal Real Estate Income Fund	390,472
18,334	Reaves Utility Income Fund	483,101
14,453	Royce Micro-Cap Trust, Inc.	129,788
34,674	Royce Value Trust, Inc.	482,315
23,474	Source Capital, Inc.	921,355
49,785	Tekla Healthcare Investors	824,440
51,549	Tekla Healthcare Opportunities Fund	961,904
10,547	Tekla Life Sciences Investors	137,216
9,813	Tortoise Power and Energy Infrastructure Fund, Inc.	135,027
27,913	Tri-Continental Corp.	772,911
3,606	Virtus Artificial Intelligence & Technology Opportunities Fund	65,737
55,004	Western Asset High Income Opportunity Fund, Inc.	211,215
40,219	Western Asset Inflation-Linked Opportunities & Income Fund	351,111
8,622	Western Asset Investment Grade Defined Opportunity Trust, Inc.	139,504
	Total Closed-End Funds	25,046,133
	(Cost $28,782,708)
See Notes to Financial Statements

First Trust Income Opportunities ETF (FCEF)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
EXCHANGE-TRADED FUNDS — 7.0%
	Capital Markets — 7.0%
33,933	Invesco Variable Rate Investment Grade ETF	$847,647
21,471	ProShares Short S&P500	297,588
9,114	SPDR Bloomberg 1-3 Month T-Bill ETF, Class B	837,212
	Total Exchange-Traded Funds	1,982,447
	(Cost $2,036,709)
MONEY MARKET FUNDS — 3.9%
1,091,642	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (a)	1,091,642
	(Cost $1,091,642)

	Total Investments — 99.8%	28,120,222
	(Cost $31,911,059)
	Net Other Assets and Liabilities — 0.2%	53,642
	Net Assets — 100.0%	$28,173,864

(a)	Rate shown reflects yield as of August 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Closed-End Funds*	$25,046,133	$25,046,133	$—	$—
Exchange-Traded Funds*	1,982,447	1,982,447	—	—
Money Market Funds	1,091,642	1,091,642	—	—
Total Investments	$28,120,222	$28,120,222	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments
August 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 93.8%
	Alabama — 3.9%
$250,000	Black Belt Energy Gas Dist, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	$244,435
250,000	Southeast Energy Auth A Cooperative Dist, Ser B (Mandatory put 12/01/31)	4.00%	12/01/51	238,383
				482,818
	Arizona — 3.5%
250,000	AZ Indl Dev Auth, Ser A (a)	4.00%	12/15/51	180,973
250,000	Industrial Dev Auth of The Cnty of Pima (The), Ser A (a)	6.25%	11/15/35	250,144
				431,117
	Arkansas — 0.8%
100,000	AR Dev Fin Auth, AMT	5.45%	09/01/52	97,581
	California — 11.1%
250,000	CA Muni Fin Auth, Ser A	5.00%	10/01/44	252,806
300,000	City of Long Beach CA Arpt System Rev, Ser A, AGM	5.00%	06/01/37	339,100
250,000	Elk Grove Fin Auth	4.00%	09/01/50	203,882
300,000	San Francisco City & Cnty Pub Util Commn Pwr Rev, Ser B	4.00%	11/01/42	299,023
245,000	Tobacco Securitization Auth of Southern CA, Ser A	5.00%	06/01/35	264,001
				1,358,812
	Colorado — 5.4%
200,000	City & Cnty of Denver CO, AMT	5.00%	10/01/32	198,841
250,000	City & Cnty of Denver CO Arpt System Rev, Ser A, AMT	5.00%	11/15/41	261,646
250,000	CO Hlth Facs Auth, Ser 2023A	4.00%	05/15/41	204,458
				664,945
	Florida — 9.8%
250,000	Black Creek Cmnty Dev Dist	5.13%	06/15/32	250,857
265,000	Cnty of Miami-Dade FL Aviation Rev, Ser B, AMT	5.00%	10/01/40	269,994
250,000	North Sumter Cnty Util Dependent Dist, AGM	4.00%	10/01/41	244,525
250,000	Ridge At Apopka Cmnty Dev Dist	5.38%	05/01/42	247,225
250,000	Sawyers Landing Cmnty Dev Dist	4.25%	05/01/53	195,433
				1,208,034
	Georgia — 2.0%
250,000	Main Street Natural Gas, Inc., Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	241,830
	Guam — 2.1%
250,000	Territory of Guam, Ser F	5.00%	01/01/28	257,920
	Illinois — 8.7%
300,000	Chicago Brd of Edu, Ser B	5.00%	12/01/30	312,786
250,000	IL Fin Auth, Ser A	5.00%	10/01/34	265,621
250,000	IL Fin Auth, Ser C (b)	3.95%	07/15/55	250,000
250,000	St of IL, Ser B	4.00%	12/01/37	241,274
				1,069,681
	Iowa — 2.0%
250,000	IA Fin Auth (Mandatory put 12/01/42)	5.00%	12/01/50	251,448
	Kansas — 4.0%
250,000	Wyandotte Cnty-Kansas City Unif Govt (a)	5.75%	09/01/39	239,668
250,000	Wyandotte Cnty-Kansas City Unif Govt Util Sys Rev, Ser A	5.00%	09/01/40	253,685
				493,353
	Mississippi — 2.4%
300,000	MS Busn Fin Corp, AMT (b)	4.50%	05/01/28	300,000
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri — 1.9%
$250,000	Hlth & Eductnl Facs Auth of The St of MO, Ser A	5.00%	02/01/42	$238,976
	New York — 4.2%
250,000	NY City Transitional Fin Auth Future Tax Secured Rev (Mandatory put 09/05/23) (b)	3.95%	05/01/34	250,000
250,000	NY St Dorm Auth	5.00%	05/01/38	265,262
				515,262
	North Carolina — 1.6%
250,000	NC Med Care Commn	4.00%	03/01/41	192,003
	Ohio — 10.2%
250,000	Buckeye Tobacco Stlmt Fing Auth, Ser B-2	5.00%	06/01/55	228,869
300,000	Cnty of Montgomery OH	4.00%	08/01/41	283,626
250,000	OH Air Quality Dev Auth, AMT (a)	5.00%	07/01/49	225,535
250,000	OH Air Quality Dev Auth, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	248,613
250,000	OH Higher Eductnl Fac Commn	5.00%	02/01/35	271,028
				1,257,671
	Oregon — 6.3%
250,000	Clackamas Cnty Hosp Facs Auth, Ser A	5.38%	11/15/55	227,817
300,000	OR St Facs Auth, Ser A	5.00%	06/01/52	303,054
250,000	Union Cnty Hosp Facs Auth	5.00%	07/01/41	247,417
				778,288
	Puerto Rico — 5.9%
250,000	Comwlth of Puerto Rico, Ser A1	4.00%	07/01/35	229,765
250,000	Puerto Rico Hwy & Transprtn Auth, Ser A	5.00%	07/01/62	246,562
250,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev, Ser A-1	4.55%	07/01/40	243,756
				720,083
	South Carolina — 1.9%
250,000	SC Jobs-Econ Dev Auth	4.00%	11/15/32	226,912
	Texas — 4.0%
250,000	City of Austin TX Arpt Sys Rev, AMT	5.00%	11/15/41	260,300
250,000	N Parkway Muni Mgmt Dist #1 (a)	5.00%	09/15/51	225,152
				485,452
	Vermont — 2.1%
300,000	VT Econ Dev Auth	4.00%	05/01/37	260,039
	Total Municipal Bonds			11,532,225
	(Cost $11,819,423)

Shares	Description	Value
CLOSED-END FUNDS — 4.1%
	Capital Markets — 4.1%
2,995	BlackRock Municipal Income Fund, Inc.	32,765
3,183	BlackRock Municipal Income Quality Trust	33,772
2,770	BlackRock MuniHoldings Fund, Inc.	31,190
2,925	BlackRock MuniYield Quality Fund II, Inc.	28,548
3,032	BlackRock MuniYield Quality Fund III, Inc.	31,745
3,479	Eaton Vance Municipal Bond Fund	33,398
3,374	Eaton Vance Municipal Income Trust	32,256
3,428	Invesco Quality Municipal Income Trust	31,298
See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
CLOSED-END FUNDS (Continued)
	Capital Markets (Continued)
3,576	Invesco Trust for Investment Grade Municipals	$33,293
2,587	Nuveen AMT-Free Municipal Credit Income Fund	28,845
2,921	Nuveen AMT-Free Quality Municipal Income Fund	30,495
2,745	Nuveen Municipal Credit Income Fund	31,073
3,548	Nuveen Municipal Value Fund, Inc.	30,052
2,860	Nuveen Quality Municipal Income Fund	31,088
4,168	Nuveen Select Tax-Free Income Portfolio	58,977
	Total Closed-End Funds	498,795
	(Cost $658,904)

	Total Investments — 97.9%	12,031,020
	(Cost $12,478,327)
	Net Other Assets and Liabilities — 2.1%	262,342
	Net Assets — 100.0%	$12,293,362
Futures Contracts at August 31, 2023 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Ultra 10-Year U.S. Treasury Notes	Short	2	Dec-2023	$(232,219)	$(2,568)

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2023, securities noted as such amounted to $1,121,472 or 9.1% of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.

Abbreviations throughout the Portfolio of Investments:
AGM	– Assured Guaranty Municipal Corp
AMT	– Alternative Minimum Tax

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$11,532,225	$—	$11,532,225	$—
Closed-End Funds**	498,795	498,795	—	—
Total Investments	$12,031,020	$498,795	$11,532,225	$—

See Notes to Financial Statements

First Trust Flexible Municipal High Income ETF (MFLX)
Portfolio of Investments (Continued)
August 31, 2023
LIABILITIES TABLE
	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts***	$(2,568)	$(2,568)	$—	$—

*	See Portfolio of Investments for state and territory breakout.
**	See Portfolio of Investments for industry breakout.
***
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

See Notes to Financial Statements

First Trust Low Duration Strategic Focus ETF (LDSF)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.6%
	Capital Markets — 99.6%
172,207	First Trust Enhanced Short Maturity ETF (a)	$10,242,872
2,565,615	First Trust Limited Duration Investment Grade Corporate ETF (a)	47,720,439
1,145,490	First Trust Low Duration Opportunities ETF (a)	54,651,328
344,101	First Trust Tactical High Yield ETF (a)	13,715,866
141,344	First Trust TCW Unconstrained Plus Bond ETF (a)	3,434,659
59,174	iShares 3-7 Year Treasury Bond ETF	6,796,726
	Total Exchange-Traded Funds	136,561,890
	(Cost $142,934,124)
MONEY MARKET FUNDS — 0.4%
526,168	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (b)	526,168
	(Cost $526,168)

	Total Investments — 100.0%	137,088,058
	(Cost $143,460,292)
	Net Other Assets and Liabilities — 0.0%	17,990
	Net Assets — 100.0%	$137,106,048

(a)	Investment in an affiliated fund.
(b)	Rate shown reflects yield as of August 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$136,561,890	$136,561,890	$—	$—
Money Market Funds	526,168	526,168	—	—
Total Investments	$137,088,058	$137,088,058	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.7%
	Aerospace & Defense — 0.8%
32	General Dynamics Corp.	$7,252
16	Lockheed Martin Corp.	7,174
358	Textron, Inc.	27,820
		42,246
	Air Freight & Logistics — 1.0%
158	C.H. Robinson Worldwide, Inc.	14,288
199	Expeditors International of Washington, Inc.	23,225
95	United Parcel Service, Inc., Class B	16,093
		53,606
	Automobile Components — 0.3%
322	BorgWarner, Inc.	13,122
64	Phinia, Inc. (a)	1,779
		14,901
	Banks — 1.6%
196	JPMorgan Chase & Co.	28,681
96	M&T Bank Corp.	12,005
1,129	Regions Financial Corp.	20,706
273	Wells Fargo & Co.	11,272
280	Zions Bancorp N.A.	9,940
		82,604
	Beverages — 0.3%
240	Monster Beverage Corp. (a)	13,778
	Biotechnology — 2.2%
352	AbbVie, Inc.	51,730
501	Gilead Sciences, Inc.	38,317
16	Moderna, Inc. (a)	1,809
28	Neurocrine Biosciences, Inc. (a)	3,049
48	Vertex Pharmaceuticals, Inc. (a)	16,720
		111,625
	Broadline Retail — 0.9%
308	Amazon.com, Inc. (a)	42,507
52	eBay, Inc.	2,329
20	Etsy, Inc. (a)	1,471
		46,307
	Building Products — 2.2%
253	A.O. Smith Corp.	18,342
120	Builders FirstSource, Inc. (a)	17,405
100	Carlisle Cos., Inc.	26,302
131	Fortune Brands Innovations, Inc.	9,041
487	Masco Corp.	28,738
68	Trane Technologies PLC	13,958
		113,786
	Capital Markets — 1.4%
64	Ameriprise Financial, Inc.	21,605
Shares	Description	Value

	Capital Markets (Continued)
56	Bank of New York Mellon (The) Corp.	$2,513
88	Cboe Global Markets, Inc.	13,174
32	MarketAxess Holdings, Inc.	7,710
16	MSCI, Inc.	8,698
252	State Street Corp.	17,323
		71,023
	Chemicals — 1.6%
234	CF Industries Holdings, Inc.	18,034
269	Dow, Inc.	14,677
68	Linde PLC	26,319
59	LyondellBasell Industries N.V., Class A	5,828
339	Mosaic (The) Co.	13,170
20	PPG Industries, Inc.	2,835
		80,863
	Commercial Services & Supplies — 0.7%
36	Cintas Corp.	18,150
312	Copart, Inc. (a)	13,987
144	Rollins, Inc.	5,698
		37,835
	Communications Equipment — 2.5%
68	Arista Networks, Inc. (a)	13,276
1,068	Cisco Systems, Inc.	61,250
100	F5, Inc. (a)	16,366
477	Juniper Networks, Inc.	13,890
76	Motorola Solutions, Inc.	21,551
		126,333
	Construction & Engineering — 0.2%
128	AECOM	11,232
	Construction Materials — 0.2%
56	Vulcan Materials Co.	12,222
	Consumer Finance — 0.6%
344	Ally Financial, Inc.	9,525
127	Capital One Financial Corp.	13,003
277	Synchrony Financial	8,942
		31,470
	Consumer Staples Distribution & Retail — 1.1%
553	Albertsons Cos., Inc., Class A	12,387
584	Kroger (The) Co.	27,092
95	Walmart, Inc.	15,448
		54,927
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Containers & Packaging — 0.2%
82	International Paper Co.	$2,863
235	Westrock Co.	7,687
		10,550
	Distributors — 0.7%
116	Genuine Parts Co.	17,833
348	LKQ Corp.	18,280
		36,113
	Diversified Telecommunication Services — 0.9%
1,792	AT&T, Inc.	26,504
1,492	Lumen Technologies, Inc. (a)	2,372
444	Verizon Communications, Inc.	15,531
		44,407
	Electric Utilities — 2.0%
64	Constellation Energy Corp.	6,666
395	Evergy, Inc.	21,713
188	Exelon Corp.	7,543
647	FirstEnergy Corp.	23,337
280	NRG Energy, Inc.	10,514
464	PPL Corp.	11,563
180	Southern (The) Co.	12,191
184	Xcel Energy, Inc.	10,512
		104,039
	Electrical Equipment — 0.8%
28	AMETEK, Inc.	4,466
92	Hubbell, Inc.	29,996
20	Rockwell Automation, Inc.	6,242
		40,704
	Electronic Equipment, Instruments & Components — 1.2%
60	CDW Corp.	12,669
132	Jabil, Inc.	15,104
140	Keysight Technologies, Inc. (a)	18,662
131	TE Connectivity Ltd.	17,343
		63,778
	Entertainment — 0.3%
24	Electronic Arts, Inc.	2,879
16	Netflix, Inc. (a)	6,939
180	Warner Music Group Corp., Class A	5,994
		15,812
	Financial Services — 1.8%
128	Fiserv, Inc. (a)	15,538
64	Mastercard, Inc., Class A	26,409
116	Visa, Inc., Class A	28,499
1,836	Western Union (The) Co.	22,674
		93,120
Shares	Description	Value

	Food Products — 2.0%
168	Archer-Daniels-Midland Co.	$13,322
128	Bunge Ltd.	14,633
336	General Mills, Inc.	22,734
104	Hershey (The) Co.	22,345
248	Mondelez International, Inc., Class A	17,673
190	Tyson Foods, Inc., Class A	10,121
		100,828
	Ground Transportation — 0.3%
36	Old Dominion Freight Line, Inc.	15,385
	Health Care Equipment & Supplies — 2.1%
288	Boston Scientific Corp. (a)	15,535
414	DENTSPLY SIRONA, Inc.	15,355
350	Hologic, Inc. (a)	26,159
20	IDEXX Laboratories, Inc. (a)	10,228
52	Intuitive Surgical, Inc. (a)	16,259
195	Medtronic PLC	15,893
32	Penumbra, Inc. (a)	8,464
		107,893
	Health Care Providers & Services — 5.0%
340	Cardinal Health, Inc.	29,692
48	Cencora, Inc.	8,447
228	Centene Corp. (a)	14,056
64	Cigna Group (The)	17,681
104	CVS Health Corp.	6,778
87	Elevance Health, Inc.	38,455
52	HCA Healthcare, Inc.	14,420
262	Henry Schein, Inc. (a)	20,053
64	Humana, Inc.	29,544
63	Laboratory Corp. of America Holdings	13,110
60	McKesson Corp.	24,739
8	Molina Healthcare, Inc. (a)	2,481
159	Quest Diagnostics, Inc.	20,909
32	UnitedHealth Group, Inc.	15,251
		255,616
	Hotel & Resort REITs — 0.3%
1,061	Host Hotels & Resorts, Inc.	16,753
	Hotels, Restaurants & Leisure — 0.9%
8	Booking Holdings, Inc. (a)	24,840
4	Chipotle Mexican Grill, Inc. (a)	7,706
32	McDonald’s Corp.	8,997
20	Yum! Brands, Inc.	2,588
		44,131
	Household Durables — 3.5%
220	D.R. Horton, Inc.	26,185
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Durables (Continued)
132	Lennar Corp., Class A	$15,720
16	NVR, Inc. (a)	102,037
433	PulteGroup, Inc.	35,532
20	Whirlpool Corp.	2,799
		182,273
	Household Products — 0.3%
32	Colgate-Palmolive Co.	2,351
96	Kimberly-Clark Corp.	12,368
		14,719
	Industrial Conglomerates — 0.9%
243	3M Co.	25,921
160	General Electric Co.	18,313
		44,234
	Insurance — 4.3%
352	Aflac, Inc.	26,249
124	American Financial Group, Inc.	14,374
453	American International Group, Inc.	26,509
24	Aon PLC, Class A	8,001
296	Arch Capital Group Ltd. (a)	22,751
20	Assurant, Inc.	2,787
68	Erie Indemnity Co., Class A	18,954
28	Everest Group Ltd.	10,099
120	Globe Life, Inc.	13,388
338	Hartford Financial Services Group (The), Inc.	24,275
418	Loews Corp.	25,954
48	Marsh & McLennan Cos., Inc.	9,359
112	Prudential Financial, Inc.	10,603
16	Travelers (The) Cos., Inc.	2,580
12	Willis Towers Watson PLC	2,481
		218,364
	Interactive Media & Services — 3.5%
601	Alphabet, Inc., Class A (a)	81,838
152	Match Group, Inc. (a)	7,124
311	Meta Platforms, Inc., Class A (a)	92,022
		180,984
	IT Services — 2.0%
56	Accenture PLC, Class A	18,131
426	Cognizant Technology Solutions Corp., Class A	30,506
378	DXC Technology Co. (a)	7,840
52	Gartner, Inc. (a)	18,183
156	GoDaddy, Inc., Class A (a)	11,312
Shares	Description	Value

	IT Services (Continued)
36	International Business Machines Corp.	$5,286
56	VeriSign, Inc. (a)	11,636
		102,894
	Life Sciences Tools & Services — 0.1%
63	Fortrea Holdings, Inc. (a)	1,736
4	Mettler-Toledo International, Inc. (a)	4,854
		6,590
	Machinery — 2.9%
40	Caterpillar, Inc.	11,245
84	Dover Corp.	12,457
156	Graco, Inc.	12,315
56	Illinois Tool Works, Inc.	13,852
84	Ingersoll Rand, Inc.	5,847
60	Otis Worldwide Corp.	5,133
533	PACCAR, Inc.	43,861
115	Snap-on, Inc.	30,889
52	Toro (The) Co.	5,321
76	Westinghouse Air Brake Technologies Corp.	8,551
		149,471
	Media — 2.0%
1,095	Comcast Corp., Class A	51,202
792	Fox Corp., Class A	26,183
324	Interpublic Group of (The) Cos., Inc.	10,566
143	News Corp., Class A	3,073
156	Omnicom Group, Inc.	12,638
		103,662
	Metals & Mining — 2.8%
246	Nucor Corp.	42,337
164	Reliance Steel & Aluminum Co.	46,733
292	Southern Copper Corp.	23,553
316	Steel Dynamics, Inc.	33,682
		146,305
	Multi-Utilities — 1.1%
453	Consolidated Edison, Inc.	40,299
196	Public Service Enterprise Group, Inc.	11,972
32	Sempra	2,247
		54,518
	Office REITs — 0.2%
171	Boston Properties, Inc.	11,418
	Oil, Gas & Consumable Fuels — 3.7%
232	APA Corp.	10,171
91	Chesapeake Energy Corp.	8,027
376	Coterra Energy, Inc.	10,599
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
557	Exxon Mobil Corp.	$61,933
367	HF Sinclair Corp.	20,218
277	Marathon Oil Corp.	7,299
367	Marathon Petroleum Corp.	52,397
156	Valero Energy Corp.	20,264
		190,908
	Pharmaceuticals — 2.7%
473	Bristol-Myers Squibb Co.	29,160
76	Eli Lilly & Co.	42,119
200	Merck & Co., Inc.	21,796
557	Organon & Co.	12,232
934	Pfizer, Inc.	33,045
244	Viatris, Inc.	2,623
		140,975
	Professional Services — 1.7%
48	Automatic Data Processing, Inc.	12,221
140	Booz Allen Hamilton Holding Corp.	15,863
120	Paychex, Inc.	14,668
322	Robert Half, Inc.	23,815
274	SS&C Technologies Holdings, Inc.	15,733
12	Verisk Analytics, Inc.	2,907
		85,207
	Real Estate Management & Development — 0.6%
330	CBRE Group, Inc., Class A (a)	28,067
	Residential REITs — 0.6%
32	AvalonBay Communities, Inc.	5,882
247	Equity Residential	16,013
12	Essex Property Trust, Inc.	2,861
56	Mid-America Apartment Communities, Inc.	8,133
		32,889
	Semiconductors & Semiconductor Equipment — 7.0%
76	Analog Devices, Inc.	13,815
258	Applied Materials, Inc.	39,412
108	Broadcom, Inc.	99,672
20	Enphase Energy, Inc. (a)	2,531
52	KLA Corp.	26,097
8	Lam Research Corp.	5,619
48	Lattice Semiconductor Corp. (a)	4,669
292	Microchip Technology, Inc.	23,897
8	Monolithic Power Systems, Inc.	4,170
116	NVIDIA Corp.	57,252
60	NXP Semiconductors N.V.	12,343
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
84	ON Semiconductor Corp. (a)	$8,271
135	Qorvo, Inc. (a)	14,498
263	QUALCOMM, Inc.	30,121
112	Skyworks Solutions, Inc.	12,179
28	Teradyne, Inc.	3,020
		357,566
	Software — 7.8%
88	Cadence Design Systems, Inc. (a)	21,159
56	Dynatrace, Inc. (a)	2,699
32	Fair Isaac Corp. (a)	28,947
20	HubSpot, Inc. (a)	10,930
870	Microsoft Corp.	285,151
336	Palantir Technologies, Inc., Class A (a)	5,033
48	Palo Alto Networks, Inc. (a)	11,678
84	Salesforce, Inc. (a)	18,603
40	Synopsys, Inc. (a)	18,356
		402,556
	Specialized REITs — 2.2%
20	Equinix, Inc.	15,627
85	Extra Space Storage, Inc.	10,938
577	Gaming and Leisure Properties, Inc.	27,350
176	Iron Mountain, Inc.	11,183
84	Public Storage	23,216
725	Weyerhaeuser Co.	23,744
		112,058
	Specialty Retail — 3.6%
20	Advance Auto Parts, Inc.	1,376
8	AutoZone, Inc. (a)	20,251
143	Bath & Body Works, Inc.	5,272
306	Best Buy Co., Inc.	23,394
36	Home Depot (The), Inc.	11,891
144	Lowe’s Cos., Inc.	33,189
20	O’Reilly Automotive, Inc. (a)	18,794
92	Ross Stores, Inc.	11,207
152	TJX (The) Cos., Inc.	14,057
44	Tractor Supply Co.	9,614
16	Ulta Beauty, Inc. (a)	6,640
355	Victoria’s Secret & Co. (a)	6,809
143	Williams-Sonoma, Inc.	20,192
		182,686
	Technology Hardware, Storage & Peripherals — 7.5%
1,675	Apple, Inc.	314,682
294	Dell Technologies, Inc., Class C	16,535
390	HP, Inc.	11,587
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
354	NetApp, Inc.	$27,152
226	Seagate Technology Holdings PLC	15,998
		385,954
	Textiles, Apparel & Luxury Goods — 0.9%
8	Deckers Outdoor Corp. (a)	4,233
184	Ralph Lauren Corp.	21,460
659	Tapestry, Inc.	21,958
		47,651
	Tobacco — 0.9%
693	Altria Group, Inc.	30,644
183	Philip Morris International, Inc.	17,579
		48,223
	Trading Companies & Distributors — 0.7%
96	Fastenal Co.	5,528
32	W.W. Grainger, Inc.	22,852
20	Watsco, Inc.	7,291
		35,671
	Wireless Telecommunication Services — 0.1%
52	T-Mobile US, Inc. (a)	7,085
	Total Common Stocks	5,126,815
	(Cost $4,600,466)
MONEY MARKET FUNDS — 0.2%
10,736	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (b)	10,736
	(Cost $10,736)

	Total Investments — 99.9%	5,137,551
	(Cost $4,611,202)
	Net Other Assets and Liabilities — 0.1%	6,616
	Net Assets — 100.0%	$5,144,167

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$5,126,815	$5,126,815	$—	$—
Money Market Funds	10,736	10,736	—	—
Total Investments	$5,137,551	$5,137,551	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.7%
	Aerospace & Defense — 0.6%
100	Curtiss-Wright Corp.	$20,799
260	Parsons Corp. (a)	14,825
		35,624
	Air Freight & Logistics — 0.1%
35	C.H. Robinson Worldwide, Inc.	3,165
	Automobile Components — 0.2%
280	BorgWarner, Inc.	11,410
56	Phinia, Inc. (a)	1,551
		12,961
	Automobiles — 0.7%
400	Thor Industries, Inc.	41,928
	Banks — 3.7%
1,231	Bank OZK	49,449
135	BOK Financial Corp.	11,220
851	Cadence Bank	19,471
500	Cathay General Bancorp	17,815
135	Commerce Bancshares, Inc.	6,627
1,191	CVB Financial Corp.	20,795
305	F.N.B. Corp.	3,547
1,346	First Horizon Corp.	16,893
710	International Bancshares Corp.	31,794
440	Popular, Inc.	30,043
465	United Bankshares, Inc.	13,987
340	Zions Bancorp N.A.	12,070
		233,711
	Beverages — 0.5%
45	Coca-Cola Consolidated, Inc.	31,451
	Biotechnology — 1.9%
1,981	Exelixis, Inc. (a)	44,355
455	Halozyme Therapeutics, Inc. (a)	19,365
280	Neurocrine Biosciences, Inc. (a)	30,489
240	TG Therapeutics, Inc. (a)	2,513
90	United Therapeutics Corp. (a)	20,192
		116,914
	Broadline Retail — 0.9%
95	Dillard’s, Inc., Class A	32,786
1,931	Macy’s, Inc.	23,616
185	Nordstrom, Inc.	3,001
		59,403
	Building Products — 5.0%
255	A.O. Smith Corp.	18,487
951	Builders FirstSource, Inc. (a)	137,933
95	Carlisle Cos., Inc.	24,987
50	Fortune Brands Innovations, Inc.	3,451
680	Masterbrand, Inc. (a)	8,711
Shares	Description	Value

	Building Products (Continued)
480	Owens Corning	$69,077
525	UFP Industries, Inc.	54,784
		317,430
	Capital Markets — 1.7%
130	Evercore, Inc., Class A	18,206
961	Federated Hermes, Inc.	33,404
700	Janus Henderson Group PLC	19,229
540	Jefferies Financial Group, Inc.	19,273
230	SEI Investments Co.	14,274
		104,386
	Chemicals — 1.8%
240	Chemours (The) Co.	8,165
801	Huntsman Corp.	22,324
50	NewMarket Corp.	23,482
836	Olin Corp.	48,505
55	Quaker Chemical Corp.	9,761
		112,237
	Commercial Services & Supplies — 0.5%
1,016	HNI Corp.	33,284
	Communications Equipment — 1.4%
65	Calix, Inc. (a)	3,023
120	F5, Inc. (a)	19,639
796	Juniper Networks, Inc.	23,180
300	Lumentum Holdings, Inc. (a)	16,239
851	NetScout Systems, Inc. (a)	24,364
		86,445
	Construction & Engineering — 1.8%
165	AECOM	14,479
130	API Group Corp. (a)	3,660
95	Comfort Systems USA, Inc.	17,534
240	EMCOR Group, Inc.	53,820
65	Valmont Industries, Inc.	16,477
210	WillScot Mobile Mini Holdings Corp. (a)	8,614
		114,584
	Construction Materials — 0.3%
110	Eagle Materials, Inc.	20,825
	Consumer Finance — 0.8%
560	Ally Financial, Inc.	15,506
1,956	Navient Corp.	34,524
		50,030
	Consumer Staples Distribution & Retail — 1.0%
1,506	Sprouts Farmers Market, Inc. (a)	61,430
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Containers & Packaging — 0.2%
235	Berry Global Group, Inc.	$15,355
	Diversified Consumer Services — 1.1%
170	Grand Canyon Education, Inc. (a)	19,932
1,261	H&R Block, Inc.	50,415
		70,347
	Diversified Telecommunication Services — 0.8%
1,671	EchoStar Corp., Class A (a)	29,042
345	Iridium Communications, Inc.	16,888
2,215	Lumen Technologies, Inc. (a)	3,522
		49,452
	Electric Utilities — 0.7%
325	NRG Energy, Inc.	12,204
891	OGE Energy Corp.	30,338
		42,542
	Electrical Equipment — 3.0%
130	Acuity Brands, Inc.	20,966
275	Atkore, Inc. (a)	42,342
185	EnerSys	19,421
3,231	GrafTech International Ltd.	11,438
165	Hubbell, Inc.	53,798
705	nVent Electric PLC	39,861
		187,826
	Electronic Equipment, Instruments & Components — 4.4%
190	Arrow Electronics, Inc. (a)	25,352
365	Avnet, Inc.	18,524
25	Badger Meter, Inc.	4,152
430	Belden, Inc.	40,377
130	Insight Enterprises, Inc. (a)	20,812
185	IPG Photonics Corp. (a)	20,046
445	Jabil, Inc.	50,917
530	Sanmina Corp. (a)	29,521
180	TD SYNNEX Corp.	18,315
1,536	Vishay Intertechnology, Inc.	42,148
155	Vontier Corp.	4,868
		275,032
	Energy Equipment & Services — 0.5%
951	ChampionX Corp.	34,322
	Entertainment — 0.4%
125	Madison Square Garden Sports Corp.	22,250
	Financial Services — 3.7%
175	Equitable Holdings, Inc.	5,040
Shares	Description	Value

	Financial Services (Continued)
1,226	Essent Group Ltd.	$61,570
3,162	MGIC Investment Corp.	55,588
150	PennyMac Financial Services, Inc.	10,765
1,796	Radian Group, Inc.	48,636
480	Voya Financial, Inc.	33,446
1,366	Western Union (The) Co.	16,870
		231,915
	Food Products — 1.3%
685	Flowers Foods, Inc.	16,139
175	Ingredion, Inc.	18,009
20	J.M. Smucker (The) Co.	2,899
60	Lancaster Colony Corp.	9,911
605	Pilgrim’s Pride Corp. (a)	15,222
240	Post Holdings, Inc. (a)	21,530
		83,710
	Gas Utilities — 1.4%
901	National Fuel Gas Co.	48,420
360	New Jersey Resources Corp.	15,181
110	ONE Gas, Inc.	7,972
540	UGI Corp.	13,597
		85,170
	Ground Transportation — 1.5%
405	Knight-Swift Transportation Holdings, Inc.	22,202
180	Landstar System, Inc.	34,166
635	Schneider National, Inc., Class B	18,358
405	Werner Enterprises, Inc.	16,852
		91,578
	Health Care Equipment & Supplies — 3.7%
485	DENTSPLY SIRONA, Inc.	17,989
300	Enovis Corp. (a)	16,812
821	Envista Holdings Corp. (a)	26,288
295	Globus Medical, Inc., Class A (a)	15,960
325	Haemonetics Corp. (a)	29,162
85	Inspire Medical Systems, Inc. (a)	19,285
320	Integra LifeSciences Holdings Corp. (a)	13,613
255	Lantheus Holdings, Inc. (a)	17,452
285	Merit Medical Systems, Inc. (a)	18,605
135	Penumbra, Inc. (a)	35,707
85	Shockwave Medical, Inc. (a)	18,733
		229,606
	Health Care Providers & Services — 3.8%
375	AMN Healthcare Services, Inc. (a)	33,143
505	Cardinal Health, Inc.	44,102
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
40	Chemed Corp.	$20,458
991	Enhabit, Inc. (a)	12,695
550	Henry Schein, Inc. (a)	42,097
45	Molina Healthcare, Inc. (a)	13,955
740	Option Care Health, Inc. (a)	25,774
210	Patterson Cos., Inc.	6,308
555	Premier, Inc., Class A	11,949
200	Universal Health Services, Inc., Class B	26,940
		237,421
	Health Care REITs — 1.1%
3,832	Medical Properties Trust, Inc.	27,667
826	Omega Healthcare Investors, Inc.	26,283
1,411	Sabra Health Care REIT, Inc.	17,680
		71,630
	Hotel & Resort REITs — 0.2%
1,156	Park Hotels & Resorts, Inc.	14,831
	Hotels, Restaurants & Leisure — 0.5%
399	Boyd Gaming Corp.	26,681
75	Travel + Leisure Co.	3,015
		29,696
	Household Durables — 4.5%
735	KB Home	37,338
395	Meritage Homes Corp.	54,921
871	PulteGroup, Inc.	71,474
1,306	Taylor Morrison Home Corp. (a)	61,905
285	Toll Brothers, Inc.	23,350
1,001	Tri Pointe Homes, Inc. (a)	31,131
25	Whirlpool Corp.	3,499
		283,618
	Independent Power and Renewable Electricity Producers — 0.4%
856	Vistra Corp.	26,896
	Industrial REITs — 0.7%
20	Americold Realty Trust, Inc.	673
470	First Industrial Realty Trust, Inc.	24,412
545	STAG Industrial, Inc.	19,909
		44,994
	Insurance — 3.5%
95	American Financial Group, Inc.	11,012
395	Brighthouse Financial, Inc. (a)	19,616
125	Erie Indemnity Co., Class A	34,841
75	First American Financial Corp.	4,626
485	Loews Corp.	30,114
50	Old Republic International Corp.	1,367
210	Primerica, Inc.	42,202
Shares	Description	Value

	Insurance (Continued)
135	RLI Corp.	$17,755
1,236	Unum Group	60,799
		222,332
	IT Services — 0.3%
846	DXC Technology Co. (a)	17,546
100	Squarespace, Inc., Class A (a)	3,015
		20,561
	Life Sciences Tools & Services — 0.3%
65	Bruker Corp.	4,264
60	Medpace Holdings, Inc. (a)	16,216
		20,480
	Machinery — 4.9%
605	Allison Transmission Holdings, Inc.	36,572
40	Crane Co.	3,645
510	Donaldson Co., Inc.	32,574
30	Franklin Electric Co., Inc.	2,901
300	Graco, Inc.	23,682
635	Kennametal, Inc.	16,808
185	Lincoln Electric Holdings, Inc.	35,605
210	Mueller Industries, Inc.	16,204
115	Snap-on, Inc.	30,889
620	Terex Corp.	37,578
430	Timken (The) Co.	32,861
145	Toro (The) Co.	14,836
115	Watts Water Technologies, Inc., Class A	21,709
		305,864
	Media — 1.1%
165	Interpublic Group of (The) Cos., Inc.	5,380
80	John Wiley & Sons, Inc., Class A	2,973
455	New York Times (The) Co., Class A	20,143
235	Nexstar Media Group, Inc.	38,258
		66,754
	Metals & Mining — 4.6%
986	Commercial Metals Co.	55,502
420	Reliance Steel & Aluminum Co.	119,683
675	Steel Dynamics, Inc.	71,948
1,351	United States Steel Corp.	42,003
		289,136
	Office REITs — 1.8%
300	Corporate Office Properties Trust	7,764
1,481	Cousins Properties, Inc.	34,804
1,311	Highwoods Properties, Inc.	31,241
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Office REITs (Continued)
3,727	Hudson Pacific Properties, Inc.	$25,381
415	Kilroy Realty Corp.	15,334
		114,524
	Oil, Gas & Consumable Fuels — 1.9%
30	Chesapeake Energy Corp.	2,646
100	Chord Energy Corp.	16,150
10	Civitas Resources, Inc.	822
465	Coterra Energy, Inc.	13,108
480	HF Sinclair Corp.	26,443
340	Marathon Oil Corp.	8,959
30	Ovintiv, Inc.	1,409
755	PBF Energy, Inc., Class A	35,402
645	Peabody Energy Corp.	13,919
60	Vitesse Energy, Inc.	1,395
		120,253
	Paper & Forest Products — 0.3%
315	Louisiana-Pacific Corp.	19,681
	Personal Care Products — 0.9%
335	elf Beauty, Inc. (a)	46,468
480	Nu Skin Enterprises, Inc., Class A	11,467
		57,935
	Pharmaceuticals — 0.5%
255	Organon & Co.	5,600
450	Prestige Consumer Healthcare, Inc. (a)	26,248
		31,848
	Professional Services — 4.6%
240	ASGN, Inc. (a)	19,718
175	Concentrix Corp.	13,970
750	ExlService Holdings, Inc. (a)	21,923
95	FTI Consulting, Inc. (a)	17,653
115	Genpact Ltd.	4,293
165	Insperity, Inc.	16,719
625	KBR, Inc.	38,450
430	ManpowerGroup, Inc.	33,914
425	Maximus, Inc.	34,349
385	Robert Half, Inc.	28,475
160	Science Applications International Corp.	18,826
365	TriNet Group, Inc. (a)	40,489
		288,779
	Real Estate Management & Development — 0.7%
250	Jones Lang LaSalle, Inc. (a)	43,200
Shares	Description	Value

	Retail REITs — 0.8%
290	Brixmor Property Group, Inc.	$6,374
796	Kite Realty Group Trust	17,966
640	NNN REIT, Inc.	25,210
		49,550
	Semiconductors & Semiconductor Equipment — 2.7%
320	Allegro MicroSystems, Inc. (a)	12,240
140	Axcelis Technologies, Inc. (a)	26,901
320	Cirrus Logic, Inc. (a)	26,253
360	Lattice Semiconductor Corp. (a)	35,014
165	Qorvo, Inc. (a)	17,719
650	Rambus, Inc. (a)	36,705
25	Silicon Laboratories, Inc. (a)	3,372
130	Synaptics, Inc. (a)	11,380
		169,584
	Software — 2.9%
115	ACI Worldwide, Inc. (a)	2,792
25	Appfolio, Inc., Class A (a)	4,819
470	Box, Inc., Class A (a)	12,446
90	CommVault Systems, Inc. (a)	6,148
35	Dolby Laboratories, Inc., Class A	2,956
645	Dropbox, Inc., Class A (a)	17,925
40	Fair Isaac Corp. (a)	36,184
175	Gen Digital, Inc.	3,544
420	InterDigital, Inc.	36,418
105	Manhattan Associates, Inc. (a)	21,275
100	Qualys, Inc. (a)	15,565
65	Smartsheet, Inc., Class A (a)	2,712
75	SPS Commerce, Inc. (a)	13,960
170	Teradata Corp. (a)	7,866
		184,610
	Specialized REITs — 1.6%
921	CubeSmart	38,415
380	Iron Mountain, Inc.	24,145
260	Lamar Advertising Co., Class A	23,717
365	PotlatchDeltic Corp.	17,250
		103,527
	Specialty Retail — 4.8%
575	Academy Sports & Outdoors, Inc.	31,378
50	Asbury Automotive Group, Inc. (a)	11,500
395	AutoNation, Inc. (a)	62,051
375	Dick’s Sporting Goods, Inc.	43,627
105	Murphy USA, Inc.	33,352
230	Penske Automotive Group, Inc.	37,789
495	Valvoline, Inc.	17,048
See Notes to Financial Statements

First Trust Active Factor Mid Cap ETF (AFMC)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
485	Victoria’s Secret & Co. (a)	$9,302
395	Williams-Sonoma, Inc.	55,774
		301,821
	Technology Hardware, Storage & Peripherals — 1.4%
205	NetApp, Inc.	15,724
285	Pure Storage, Inc., Class A (a)	10,428
230	Super Micro Computer, Inc. (a)	63,268
		89,420
	Textiles, Apparel & Luxury Goods — 1.7%
360	Capri Holdings Ltd. (a)	18,896
65	Deckers Outdoor Corp. (a)	34,391
445	PVH Corp.	37,202
25	Ralph Lauren Corp.	2,916
420	Tapestry, Inc.	13,994
		107,399
	Trading Companies & Distributors — 1.6%
155	Applied Industrial Technologies, Inc.	23,927
210	Beacon Roofing Supply, Inc. (a)	16,769
245	MSC Industrial Direct Co., Inc., Class A	25,005
90	Watsco, Inc.	32,809
		98,510
	Total Common Stocks	6,269,767
	(Cost $5,702,530)
MONEY MARKET FUNDS — 0.2%
11,384	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (b)	11,384
	(Cost $11,384)

	Total Investments — 99.9%	6,281,151
	(Cost $5,713,914)
	Net Other Assets and Liabilities — 0.1%	5,861
	Net Assets — 100.0%	$6,287,012

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$6,269,767	$6,269,767	$—	$—
Money Market Funds	11,384	11,384	—	—
Total Investments	$6,281,151	$6,281,151	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.7%
	Air Freight & Logistics — 0.7%
84	Forward Air Corp.	$5,949
246	Hub Group, Inc., Class A (a)	19,198
		25,147
	Automobile Components — 1.3%
665	Modine Manufacturing Co. (a)	31,647
189	Patrick Industries, Inc.	15,808
		47,455
	Automobiles — 0.5%
316	Winnebago Industries, Inc.	20,493
	Banks — 6.6%
284	Bancorp (The), Inc. (a)	10,426
352	Bank of NT Butterfield & Son Ltd. (The)	10,250
754	BankUnited, Inc.	19,792
630	Berkshire Hills Bancorp, Inc.	13,167
514	Cadence Bank	11,760
301	Cathay General Bancorp	10,725
204	City Holding Co.	18,637
781	CVB Financial Corp.	13,636
460	Eagle Bancorp, Inc.	11,068
799	First BanCorp	11,074
78	First Interstate BancSystem, Inc., Class A	2,021
322	Hilltop Holdings, Inc.	9,786
345	HomeStreet, Inc.	3,260
36	Independent Bank Corp.	1,945
216	International Bancshares Corp.	9,672
975	Kearny Financial Corp.	7,225
198	NBT Bancorp, Inc.	6,815
675	Northwest Bancshares, Inc.	7,425
325	OFG Bancorp	9,802
195	Pathward Financial, Inc.	9,608
209	Popular, Inc.	14,271
307	Preferred Bank	19,068
556	Provident Financial Services, Inc.	9,163
249	S&T Bancorp, Inc.	7,054
		247,650
	Beverages — 0.4%
12	Coca-Cola Consolidated, Inc.	8,387
292	Vita Coco (The) Co., Inc. (a)	8,260
		16,647
	Biotechnology — 3.5%
222	ACADIA Pharmaceuticals, Inc. (a)	5,998
566	Alkermes PLC (a)	16,521
171	Amicus Therapeutics, Inc. (a)	2,192
Shares	Description	Value

	Biotechnology (Continued)
60	Anika Therapeutics, Inc. (a)	$1,071
1,964	Catalyst Pharmaceuticals, Inc. (a)	27,575
774	Dynavax Technologies Corp. (a)	11,115
640	Eagle Pharmaceuticals, Inc. (a)	10,848
1,829	Ironwood Pharmaceuticals, Inc. (a)	16,095
135	Kiniksa Pharmaceuticals Ltd., Class A (a)	2,326
15	Krystal Biotech, Inc. (a)	1,867
351	REGENXBIO, Inc. (a)	6,213
283	Rocket Pharmaceuticals, Inc. (a)	4,429
497	TG Therapeutics, Inc. (a)	5,204
2,228	Vanda Pharmaceuticals, Inc. (a)	11,563
75	Veracyte, Inc. (a)	1,980
186	Viking Therapeutics, Inc. (a)	2,569
248	Vir Biotechnology, Inc. (a)	3,140
		130,706
	Broadline Retail — 0.9%
78	Dillard’s, Inc., Class A	26,920
501	Macy’s, Inc.	6,127
		33,047
	Building Products — 1.4%
45	Apogee Enterprises, Inc.	2,271
615	Insteel Industries, Inc.	21,371
264	UFP Industries, Inc.	27,548
		51,190
	Capital Markets — 1.3%
707	Avantax, Inc. (a)	14,791
261	Donnelley Financial Solutions, Inc. (a)	12,860
319	Federated Hermes, Inc.	11,088
51	Houlihan Lokey, Inc.	5,372
36	Piper Sandler Cos.	5,363
		49,474
	Chemicals — 0.4%
246	AdvanSix, Inc.	8,138
754	LSB Industries, Inc. (a)	7,630
6	Quaker Chemical Corp.	1,065
		16,833
	Commercial Services & Supplies — 0.1%
96	Brady Corp., Class A	4,842
	Communications Equipment — 1.3%
304	Digi International, Inc. (a)	10,148
704	Extreme Networks, Inc. (a)	19,325
349	Harmonic, Inc. (a)	3,727
569	NetScout Systems, Inc. (a)	16,290
		49,490
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Construction & Engineering — 2.0%
195	Comfort Systems USA, Inc.	$35,991
93	EMCOR Group, Inc.	20,855
204	Sterling Infrastructure, Inc. (a)	16,883
		73,729
	Consumer Finance — 0.8%
188	Encore Capital Group, Inc. (a)	8,810
1,194	Navient Corp.	21,074
54	PROG Holdings, Inc. (a)	1,852
		31,736
	Consumer Staples Distribution & Retail — 1.4%
120	BJ’s Wholesale Club Holdings, Inc. (a)	8,087
188	Ingles Markets, Inc., Class A	14,688
148	SpartanNash Co.	3,221
102	Sprouts Farmers Market, Inc. (a)	4,161
255	United Natural Foods, Inc. (a)	5,133
251	Weis Markets, Inc.	16,282
		51,572
	Containers & Packaging — 0.3%
473	O-I Glass, Inc. (a)	9,394
	Diversified Consumer Services — 1.7%
93	Grand Canyon Education, Inc. (a)	10,904
503	H&R Block, Inc.	20,110
1,500	Perdoceo Education Corp.	24,855
105	Strategic Education, Inc.	8,138
		64,007
	Diversified Telecommunication Services — 0.5%
512	EchoStar Corp., Class A (a)	8,898
186	Iridium Communications, Inc.	9,105
		18,003
	Electric Utilities — 1.1%
460	Otter Tail Corp.	37,890
42	Portland General Electric Co.	1,842
		39,732
	Electrical Equipment — 2.4%
24	Acuity Brands, Inc.	3,871
261	Atkore, Inc. (a)	40,186
231	Encore Wire Corp.	38,071
2,064	GrafTech International Ltd.	7,306
		89,434
Shares	Description	Value

	Electronic Equipment, Instruments & Components — 4.2%
96	Badger Meter, Inc.	$15,944
283	Belden, Inc.	26,574
224	CTS Corp.	10,002
195	ePlus, Inc. (a)	12,944
78	Insight Enterprises, Inc. (a)	12,487
210	Knowles Corp. (a)	3,366
78	Methode Electronics, Inc.	2,515
255	Napco Security Technologies, Inc.	6,319
372	PC Connection, Inc.	19,761
509	Sanmina Corp. (a)	28,351
711	Vishay Intertechnology, Inc.	19,510
		157,773
	Energy Equipment & Services — 1.5%
132	Liberty Energy, Inc.	2,106
364	Tidewater, Inc. (a)	23,671
343	Weatherford International PLC (a)	30,362
		56,139
	Entertainment — 0.2%
246	Atlanta Braves Holdings, Inc., Class C (a)	9,063
	Financial Services — 2.8%
417	Cannae Holdings, Inc. (a)	8,186
270	Essent Group Ltd.	13,559
744	International Money Express, Inc. (a)	12,871
463	Jackson Financial, Inc., Class A	17,409
799	MGIC Investment Corp.	14,046
204	Mr. Cooper Group, Inc. (a)	11,559
156	PennyMac Financial Services, Inc.	11,196
632	Radian Group, Inc.	17,115
		105,941
	Food Products — 1.2%
514	Cal-Maine Foods, Inc.	24,564
328	Fresh Del Monte Produce, Inc.	8,380
78	John B Sanfilippo & Son, Inc.	7,827
170	Tootsie Roll Industries, Inc.	5,466
		46,237
	Gas Utilities — 0.2%
114	ONE Gas, Inc.	8,262
	Ground Transportation — 1.6%
334	ArcBest Corp.	35,267
1,199	Daseke, Inc. (a)	6,355
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Ground Transportation (Continued)
431	Marten Transport Ltd.	$9,051
390	Schneider National, Inc., Class B	11,275
		61,948
	Health Care Equipment & Supplies — 4.6%
763	Avanos Medical, Inc. (a)	16,053
63	Embecta Corp.	1,155
165	Enovis Corp. (a)	9,247
177	Globus Medical, Inc., Class A (a)	9,576
123	Haemonetics Corp. (a)	11,037
240	Inmode Ltd. (a)	9,382
84	Inspire Medical Systems, Inc. (a)	19,058
299	Lantheus Holdings, Inc. (a)	20,463
111	LeMaitre Vascular, Inc.	6,417
192	QuidelOrtho Corp. (a)	15,813
75	Shockwave Medical, Inc. (a)	16,529
78	SI-BONE, Inc. (a)	1,785
405	Tactile Systems Technology, Inc. (a)	7,675
105	TransMedics Group, Inc. (a)	6,891
123	UFP Technologies, Inc. (a)	21,612
		172,693
	Health Care Providers & Services — 4.2%
138	Addus HomeCare Corp. (a)	12,103
234	AMN Healthcare Services, Inc. (a)	20,681
267	Apollo Medical Holdings, Inc. (a)	10,109
99	CorVel Corp. (a)	21,428
463	Cross Country Healthcare, Inc. (a)	11,927
240	Fulgent Genetics, Inc. (a)	7,862
796	Hims & Hers Health, Inc. (a)	5,341
322	NeoGenomics, Inc. (a)	4,840
689	Option Care Health, Inc. (a)	23,998
627	Owens & Minor, Inc. (a)	10,596
1,249	Pediatrix Medical Group, Inc. (a)	17,648
570	Premier, Inc., Class A	12,272
		158,805
	Health Care REITs — 0.5%
574	CareTrust REIT, Inc.	11,566
177	National Health Investors, Inc.	9,050
		20,616
	Health Care Technology — 0.6%
853	NextGen Healthcare, Inc. (a)	15,533
Shares	Description	Value

	Health Care Technology (Continued)
54	Phreesia, Inc. (a)	$1,537
518	Veradigm, Inc. (a)	6,931
		24,001
	Hotel & Resort REITs — 0.2%
619	Park Hotels & Resorts, Inc.	7,942
	Household Durables — 4.8%
108	Century Communities, Inc.	8,019
797	Ethan Allen Interiors, Inc.	25,010
605	Green Brick Partners, Inc. (a)	29,923
213	KB Home	10,820
310	M.D.C. Holdings, Inc.	14,710
195	M/I Homes, Inc. (a)	19,145
129	Meritage Homes Corp.	17,936
292	Skyline Champion Corp. (a)	20,811
696	Taylor Morrison Home Corp. (a)	32,990
105	Tri Pointe Homes, Inc. (a)	3,266
		182,630
	Insurance — 1.5%
33	AMERISAFE, Inc.	1,709
171	Brighthouse Financial, Inc. (a)	8,492
55	Employers Holdings, Inc.	2,158
12	Enstar Group Ltd. (a)	3,039
42	Kinsale Capital Group, Inc.	16,742
84	RLI Corp.	11,048
138	Selective Insurance Group, Inc.	13,691
		56,879
	Interactive Media & Services — 0.5%
1,041	Cars.com, Inc. (a)	19,456
	IT Services — 0.1%
60	Squarespace, Inc., Class A (a)	1,809
	Life Sciences Tools & Services — 0.5%
12	AbCellera Biologics, Inc. (a)	65
1,015	Maravai LifeSciences Holdings, Inc., Class A (a)	10,495
24	Medpace Holdings, Inc. (a)	6,487
53	OmniAb, Inc. - 12.5 Earnout Shares (a) (b) (c) (d) (e)	0
53	OmniAb, Inc. - 15 Earnout Shares (a) (b) (c) (d) (e)	0
		17,047
	Machinery — 2.9%
69	Enerpac Tool Group Corp.	1,808
39	Hyster-Yale Materials Handling, Inc.	1,781
430	Mueller Industries, Inc.	33,179
126	SPX Technologies, Inc. (a)	9,957
66	Standex International Corp.	10,140
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
228	Terex Corp.	$13,819
634	Titan International, Inc. (a)	7,982
782	Wabash National Corp.	17,634
63	Watts Water Technologies, Inc., Class A	11,892
		108,192
	Marine Transportation — 1.5%
337	Eagle Bulk Shipping, Inc.	14,747
1,243	Genco Shipping & Trading Ltd.	16,992
276	Matson, Inc.	24,255
		55,994
	Media — 0.5%
523	Integral Ad Science Holding Corp. (a)	7,463
259	Scholastic Corp.	11,254
99	Sinclair, Inc.	1,249
		19,966
	Metals & Mining — 3.6%
189	Alpha Metallurgical Resources, Inc.	38,337
228	Arch Resources, Inc.	29,777
201	Commercial Metals Co.	11,314
474	Ryerson Holding Corp.	14,760
69	Schnitzer Steel Industries, Inc., Class A	2,291
411	TimkenSteel Corp. (a)	9,005
735	Warrior Met Coal, Inc.	29,077
		134,561
	Office REITs — 1.6%
346	Equity Commonwealth	6,584
717	Highwoods Properties, Inc.	17,086
2,659	Hudson Pacific Properties, Inc.	18,108
1,876	Office Properties Income Trust	13,883
906	Piedmont Office Realty Trust, Inc., Class A	6,224
		61,885
	Oil, Gas & Consumable Fuels — 4.4%
524	Ardmore Shipping Corp.	6,519
219	California Resources Corp.	12,229
54	Chord Energy Corp.	8,721
159	Civitas Resources, Inc.	13,073
159	CONSOL Energy, Inc.	13,680
877	DHT Holdings, Inc.	8,112
800	Dorian LPG Ltd.	20,640
153	International Seaways, Inc.	6,574
51	Ovintiv, Inc.	2,395
87	Par Pacific Holdings, Inc. (a)	2,989
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
424	PBF Energy, Inc., Class A	$19,881
609	Peabody Energy Corp.	13,142
386	Permian Basin Royalty Trust	7,909
42	Scorpio Tankers, Inc.	2,122
324	Talos Energy, Inc. (a)	5,579
515	Teekay Tankers Ltd., Class A	20,950
		164,515
	Paper & Forest Products — 0.5%
162	Louisiana-Pacific Corp.	10,122
216	Sylvamo Corp.	9,022
		19,144
	Personal Care Products — 3.0%
530	elf Beauty, Inc. (a)	73,517
93	Inter Parfums, Inc.	12,995
180	Medifast, Inc.	15,181
180	USANA Health Sciences, Inc. (a)	11,572
		113,265
	Pharmaceuticals — 3.5%
1,056	Amphastar Pharmaceuticals, Inc. (a)	56,295
90	Axsome Therapeutics, Inc. (a)	7,272
242	Corcept Therapeutics, Inc. (a)	7,921
291	Harmony Biosciences Holdings, Inc. (a)	10,549
316	Harrow Health, Inc. (a)	4,794
459	Innoviva, Inc. (a)	5,852
147	Intra-Cellular Therapies, Inc. (a)	8,161
201	Ligand Pharmaceuticals, Inc. (a)	13,220
33	Prestige Consumer Healthcare, Inc. (a)	1,925
183	Revance Therapeutics, Inc. (a)	3,226
962	SIGA Technologies, Inc.	4,416
232	Supernus Pharmaceuticals, Inc. (a)	7,387
		131,018
	Professional Services — 2.9%
391	CBIZ, Inc. (a)	21,939
15	CRA International, Inc.	1,629
63	CSG Systems International, Inc.	3,421
630	ExlService Holdings, Inc. (a)	18,415
327	Heidrick & Struggles International, Inc.	8,662
250	Huron Consulting Group, Inc. (a)	24,987
15	Insperity, Inc.	1,520
138	Kforce, Inc.	8,646
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
372	Korn Ferry	$18,965
21	TriNet Group, Inc. (a)	2,330
		110,514
	Real Estate Management & Development — 0.5%
237	Marcus & Millichap, Inc.	7,892
451	RMR Group (The), Inc., Class A	11,401
		19,293
	Retail REITs — 1.3%
548	Getty Realty Corp.	16,451
607	SITE Centers Corp.	8,103
822	Tanger Factory Outlet Centers, Inc.	19,112
225	Urban Edge Properties	3,681
		47,347
	Semiconductors & Semiconductor Equipment — 4.2%
138	Aehr Test Systems (a)	7,039
250	Axcelis Technologies, Inc. (a)	48,037
150	Cirrus Logic, Inc. (a)	12,306
364	Cohu, Inc. (a)	13,610
222	Kulicke & Soffa Industries, Inc.	11,484
111	Lattice Semiconductor Corp. (a)	10,796
316	MaxLinear, Inc. (a)	7,426
418	Photronics, Inc. (a)	9,932
319	Rambus, Inc. (a)	18,014
340	Semtech Corp. (a)	8,891
15	Silicon Laboratories, Inc. (a)	2,023
93	Synaptics, Inc. (a)	8,141
		157,699
	Software — 2.2%
951	Adeia, Inc.	9,567
60	Appfolio, Inc., Class A (a)	11,566
237	Box, Inc., Class A (a)	6,276
150	CommVault Systems, Inc. (a)	10,246
219	Intapp, Inc. (a)	8,017
132	InterDigital, Inc.	11,446
33	Progress Software Corp.	2,008
75	Qualys, Inc. (a)	11,674
21	SPS Commerce, Inc. (a)	3,909
39	Teradata Corp. (a)	1,804
689	Yext, Inc. (a)	6,036
		82,549
	Specialized REITs — 0.8%
204	EPR Properties	9,135
Shares	Description	Value

	Specialized REITs (Continued)
356	Four Corners Property Trust, Inc.	$8,957
222	PotlatchDeltic Corp.	10,492
		28,584
	Specialty Retail — 4.2%
222	Academy Sports & Outdoors, Inc.	12,114
18	Asbury Automotive Group, Inc. (a)	4,140
671	Buckle (The), Inc.	24,518
668	Caleres, Inc.	19,152
54	Children’s Place (The), Inc. (a)	1,432
57	Genesco, Inc. (a)	1,954
54	Group 1 Automotive, Inc.	14,279
96	Guess?, Inc.	2,310
367	Haverty Furniture Cos., Inc.	11,487
174	Hibbett, Inc.	8,058
279	MarineMax, Inc. (a)	9,282
78	Murphy USA, Inc.	24,776
81	ODP (The) Corp. (a)	3,995
138	Signet Jewelers Ltd.	10,350
69	Victoria’s Secret & Co. (a)	1,323
420	Zumiez, Inc. (a)	7,976
		157,146
	Technology Hardware, Storage & Peripherals — 1.4%
198	Super Micro Computer, Inc. (a)	54,466
	Textiles, Apparel & Luxury Goods — 0.4%
42	Kontoor Brands, Inc.	1,923
120	Movado Group, Inc.	3,282
84	Oxford Industries, Inc.	8,483
36	PVH Corp.	3,010
		16,698
	Tobacco — 0.2%
754	Vector Group Ltd.	8,075
	Trading Companies & Distributors — 2.3%
21	Applied Industrial Technologies, Inc.	3,242
27	Beacon Roofing Supply, Inc. (a)	2,156
209	BlueLinx Holdings, Inc. (a)	18,655
267	Boise Cascade Co.	29,202
144	GMS, Inc. (a)	9,985
93	Veritiv Corp.	15,655
57	WESCO International, Inc.	9,225
		88,120
	Total Common Stocks	3,756,853
	(Cost $3,475,722)
See Notes to Financial Statements

First Trust Active Factor Small Cap ETF (AFSM)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
7,908	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (f)	$7,908
	(Cost $7,908)

	Total Investments — 99.9%	3,764,761
	(Cost $3,483,630)
	Net Other Assets and Liabilities — 0.1%	3,188
	Net Assets — 100.0%	$3,767,949

(a)	Non-income producing security.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”).
(c)	Restricted security as to resale, excluding Rule 144A securities (see Note2E - Restricted Securities in the Notes to Financial Statements).
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At August 31, 2023, securities noted
as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(f)	Rate shown reflects yield as of August 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$17,047	$17,047	$—	$— **
Other Industry Categories*	3,739,806	3,739,806	—	—
Money Market Funds	7,908	7,908	—	—
Total Investments	$3,764,761	$3,764,761	$—	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2023

	First Trust Income Opportunities ETF (FCEF)	First Trust Flexible Municipal High Income ETF (MFLX)	First Trust Low Duration Strategic Focus ETF (LDSF)
ASSETS:
Investments, at value - Unaffiliated	$28,120,222	$12,031,020	$7,322,894
Investments, at value - Affiliated	—	—	129,765,164
Total investments, at value	28,120,222	12,031,020	137,088,058
Cash	—	109,409	—
Cash segregated as collateral for open futures contracts	—	5,600	—
Receivables:
Investment securities sold	114,935	—	922,766
Dividends	62,470	1,287	45,127
Interest	—	154,398	—
Capital shares sold	—	—	—
Total Assets	28,297,627	12,301,714	138,055,951

LIABILITIES:
Payables:
Investment securities purchased	103,983	—	—
Investment advisory fees	19,780	7,852	23,511
Capital shares purchased	—	—	926,392
Variation margin	—	500	—
Total Liabilities	123,763	8,352	949,903
NET ASSETS	$28,173,864	$12,293,362	$137,106,048

NET ASSETS consist of:
Paid-in capital	$31,959,339	$16,420,928	$155,254,371
Par value	14,550	7,500	74,000
Accumulated distributable earnings (loss)	(3,800,025)	(4,135,066)	(18,222,323)
NET ASSETS	$28,173,864	$12,293,362	$137,106,048
NET ASSET VALUE, per share	$19.36	$16.39	$18.53
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,455,000	750,002	7,400,002
Investments, at cost - Unaffiliated	$31,911,059	$12,478,327	$7,349,438
Investments, at cost - Affiliated	$—	$—	$136,110,854
Total investments, at cost	$31,911,059	$12,478,327	$143,460,292
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)	First Trust Active Factor Mid Cap ETF (AFMC)	First Trust Active Factor Small Cap ETF (AFSM)

$5,137,551	$6,281,151	$3,764,761
—	—	—
5,137,551	6,281,151	3,764,761
—	—	—
—	—	—

—	—	—
8,997	5,209	5,590
—	—	—
—	1,255,258	—
5,146,548	7,541,618	3,770,351

—	1,251,826	—
2,381	2,780	2,402
—	—	—
—	—	—
2,381	1,254,606	2,402
$5,144,167	$6,287,012	$3,767,949

$5,246,544	$6,214,170	$4,209,139
2,000	2,500	1,500
(104,377)	70,342	(442,690)
$5,144,167	$6,287,012	$3,767,949
$25.72	$25.15	$25.12
200,002	250,002	150,002
$4,611,202	$5,713,914	$3,483,630
$—	$—	$—
$4,611,202	$5,713,914	$3,483,630
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Year Ended August 31, 2023

	First Trust Income Opportunities ETF (FCEF)	First Trust Flexible Municipal High Income ETF (MFLX)	First Trust Low Duration Strategic Focus ETF (LDSF)
INVESTMENT INCOME:
Dividends - Unaffiliated	$1,293,144	$15,362	$636,265
Dividends - Affiliated	—	—	6,846,655
Interest	—	523,759	—
Foreign withholding tax	—	—	—
Total investment income	1,293,144	539,121	7,482,920

EXPENSES:
Investment advisory fees	223,745	92,745	365,324
Total expenses	223,745	92,745	365,324
Less fees waived by the investment advisor	—	(15,281)	—
Net expenses	223,745	77,464	365,324
NET INVESTMENT INCOME (LOSS)	1,069,399	461,657	7,117,596

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	77,827	(232,597)	(2,512,615)
Investments - Affiliated	—	—	(3,676,079)
In-kind redemptions - Unaffiliated	(125,940)	968	(169,621)
In-kind redemptions - Affiliated	—	—	(2,217,158)
Distribution of capital gains from investment companies	105,372	—	—
Futures contracts	—	(1,732)	—
Net realized gain (loss)	57,259	(233,361)	(8,575,473)
Net increase from payment by the advisor	7	—	—
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(1,080,035)	(152,675)	2,286,859
Investments - Affiliated	—	—	2,387,995
Futures contracts	—	(2,568)	—
Net change in unrealized appreciation (depreciation)	(1,080,035)	(155,243)	4,674,854
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,022,769)	(388,604)	(3,900,619)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,630	$73,053	$3,216,977
See Notes to Financial Statements

First Trust Active Factor Large Cap ETF (AFLG)	First Trust Active Factor Mid Cap ETF (AFMC)	First Trust Active Factor Small Cap ETF (AFSM)

$96,837	$44,562	$85,362
—	—	—
—	—	—
(9)	(31)	(140)
96,828	44,531	85,222

26,429	17,949	31,111
26,429	17,949	31,111
—	—	—
26,429	17,949	31,111
70,399	26,582	54,111

(244,917)	(114,986)	(253,997)
—	—	—
—	(28)	260,385
—	—	—
—	—	—
—	—	—
(244,917)	(115,014)	6,388
—	—	—

694,393	692,856	365,789
—	—	—
—	—	—
694,393	692,856	365,789
449,476	577,842	372,177
$519,875	$604,424	$426,288
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust Income Opportunities ETF (FCEF)		First Trust Flexible Municipal High Income ETF (MFLX)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$1,069,399	$1,330,037	$461,657	$645,710
Net realized gain (loss)	57,259	449,449	(233,361)	(3,580,386)
Net increase from payment by the advisor	7	—	—	—
Net change in unrealized appreciation (depreciation)	(1,080,035)	(7,342,772)	(155,243)	(1,191,248)
Net increase (decrease) in net assets resulting from operations	46,630	(5,563,286)	73,053	(4,125,924)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,916,425)	(2,022,212)	(463,955)	(717,089)
Return of capital	—	—	(13,046)	(10,763)
Total distributions to shareholders	(1,916,425)	(2,022,212)	(477,001)	(727,852)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,869,721	2,433,703	845,655	12,143,517
Cost of shares redeemed	(2,831,399)	(5,518,237)	(2,420,570)	(11,345,363)
Net increase (decrease) in net assets resulting from shareholder transactions	2,038,322	(3,084,534)	(1,574,915)	798,154
Total increase (decrease) in net assets	168,527	(10,670,032)	(1,978,863)	(4,055,622)

NET ASSETS:
Beginning of period	28,005,337	38,675,369	14,272,225	18,327,847
End of period	$28,173,864	$28,005,337	$12,293,362	$14,272,225

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,355,000	1,505,000	850,002	850,002
Shares sold	250,000	100,000	50,000	600,000
Shares redeemed	(150,000)	(250,000)	(150,000)	(600,000)
Shares outstanding, end of period	1,455,000	1,355,000	750,002	850,002
See Notes to Financial Statements

First Trust Low Duration Strategic Focus ETF (LDSF)		First Trust Active Factor Large Cap ETF (AFLG)
Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022

$7,117,596	$3,680,944	$70,399	$55,265
(8,575,473)	(6,902,198)	(244,917)	(138,755)
—	—	—	—
4,674,854	(10,702,212)	694,393	(441,602)
3,216,977	(13,923,466)	519,875	(525,092)

(6,541,477)	(4,397,151)	(73,281)	(46,676)
—	(729,900)	—	—
(6,541,477)	(5,127,051)	(73,281)	(46,676)

50,189,796	175,760,526	—	1,261,886
(120,516,523)	(130,024,664)	—	—
(70,326,727)	45,735,862	—	1,261,886
(73,651,227)	26,685,345	446,594	690,118

210,757,275	184,071,930	4,697,573	4,007,455
$137,106,048	$210,757,275	$5,144,167	$4,697,573

11,200,002	9,100,002	200,002	150,002
2,700,000	8,900,000	—	50,000
(6,500,000)	(6,800,000)	—	—
7,400,002	11,200,002	200,002	200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets (Continued)

	First Trust Active Factor Mid Cap ETF (AFMC)		First Trust Active Factor Small Cap ETF (AFSM)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$26,582	$21,595	$54,111	$25,429
Net realized gain (loss)	(115,014)	(176,499)	6,388	(164,820)
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	692,856	(251,819)	365,789	(219,832)
Net increase (decrease) in net assets resulting from operations	604,424	(406,723)	426,288	(359,223)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(19,426)	(19,566)	(53,926)	(18,130)
Return of capital	—	—	—	—
Total distributions to shareholders	(19,426)	(19,566)	(53,926)	(18,130)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,592,131	1,306,411	3,404,982	—
Cost of shares redeemed	—	(1,076,295)	(2,303,872)	—
Net increase (decrease) in net assets resulting from shareholder transactions	4,592,131	230,116	1,101,110	—
Total increase (decrease) in net assets	5,177,129	(196,173)	1,473,472	(377,353)

NET ASSETS:
Beginning of period	1,109,883	1,306,056	2,294,477	2,671,830
End of period	$6,287,012	$1,109,883	$3,767,949	$2,294,477

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	50,002	50,002	100,002	100,002
Shares sold	200,000	50,000	150,000	—
Shares redeemed	—	(50,000)	(100,000)	—
Shares outstanding, end of period	250,002	50,002	150,002	100,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust Income Opportunities ETF (FCEF)

	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.67	$25.70	$20.12	$21.75	$22.26
Income from investment operations:
Net investment income (loss)	0.79 (a)	0.87	0.65	0.82	0.82
Net realized and unrealized gain (loss)	(0.69) (b)	(4.53)	6.07	(1.29)	(0.18)
Total from investment operations	0.10	(3.66)	6.72	(0.47)	0.64
Distributions paid to shareholders from:
Net investment income	(1.36)	(1.26)	(0.84)	(1.10)	(0.96)
Net realized gain	(0.05)	(0.11)	(0.30)	(0.06)	(0.19)
Total distributions	(1.41)	(1.37)	(1.14)	(1.16)	(1.15)
Net asset value, end of period	$19.36	$20.67	$25.70	$20.12	$21.75
Total return (c)	0.68% (b)	(14.62)%	34.19%	(2.04)%	3.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28,174	$28,005	$38,675	$33,301	$37,085
Ratio of total expenses to average net assets (d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.06%	3.87%	2.79%	4.01%	3.92%
Portfolio turnover rate (e)	16%	16%	8%	6%	13%

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $7, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Flexible Municipal High Income ETF (MFLX)

	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.79	$21.56	$19.21	$19.61	$17.94
Income from investment operations:
Net investment income (loss)	0.61 (a)	0.67	0.70	0.68	0.62
Net realized and unrealized gain (loss)	(0.37)	(4.68)	2.39	(0.48)	1.65
Total from investment operations	0.24	(4.01)	3.09	0.20	2.27
Distributions paid to shareholders from:
Net investment income	(0.62)	(0.72)	(0.74)	(0.60)	(0.60)
Net realized gain	—	(0.03)	(0.00) (b)	—	—
Return of capital	(0.02)	(0.01)	—	—	—
Total distributions	(0.64)	(0.76)	(0.74)	(0.60)	(0.60)
Net asset value, end of period	$16.39	$16.79	$21.56	$19.21	$19.61
Total return (c)	1.48%	(18.91)%	16.37%	1.10%	12.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,293	$14,272	$18,328	$8,646	$10,785
Ratio of total expenses to average net assets (d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net expenses to average net assets (d)	0.63%	0.69%	—	—	—
Ratio of net investment income (loss) to average net assets	3.73%	3.55%	3.57%	3.49%	3.49%
Portfolio turnover rate (e)	27%	109% (f)	17%	7%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The variation in the portfolio turnover rate is due to the change in the Fund’s investment strategy effective April 14, 2022, which resulted in a rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Low Duration Strategic Focus ETF (LDSF)

	Year Ended August 31,				Period Ended 8/31/2019 (a)
	2023	2022	2021	2020
Net asset value, beginning of period	$18.82	$20.23	$20.42	$20.50	$20.03
Income from investment operations:
Net investment income (loss)	0.72 (b)	0.29	0.38	0.49	0.43
Net realized and unrealized gain (loss)	(0.33)	(1.29)	(0.06)	(0.07)	0.47
Total from investment operations	0.39	(1.00)	0.32	0.42	0.90
Distributions paid to shareholders from:
Net investment income	(0.68)	(0.35)	(0.51)	(0.50)	0.43
Return of capital	—	(0.06)	—	—	—
Total distributions	(0.68)	(0.41)	(0.51)	(0.50)	(0.43)
Net asset value, end of period	$18.53	$18.82	$20.23	$20.42	$20.50
Total return (c)	2.12%	(4.98)%	1.57%	2.09%	4.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$137,106	$210,757	$184,072	$130,701	$50,228
Ratio of total expenses to average net assets (d)	0.20%	0.20%	0.20%	0.20%	0.20% (e)
Ratio of net investment income (loss) to average net assets	3.90%	1.53%	1.85%	2.36%	3.16% (e)
Portfolio turnover rate (f)	52%	50%	54%	71%	14%

(a)	Inception date is January 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Large Cap ETF (AFLG)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$23.49	$26.72	$20.99	$19.87
Income from investment operations:
Net investment income (loss)	0.35 (b)	0.30	0.27	0.23
Net realized and unrealized gain (loss)	2.25	(3.26)	5.72	1.07
Total from investment operations	2.60	(2.96)	5.99	1.30
Distributions paid to shareholders from:
Net investment income	(0.37)	(0.27)	(0.26)	(0.18)
Net asset value, end of period	$25.72	$23.49	$26.72	$20.99
Total return (c)	11.22%	(11.18)%	28.74%	6.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,144	$4,698	$4,007	$2,099
Ratio of total expenses to average net assets	0.55%	0.55%	0.55%	0.55% (d)
Ratio of net investment income (loss) to average net assets	1.47%	1.24%	1.12%	1.62% (d)
Portfolio turnover rate (e)	55%	61%	70%	55%

(a)	Inception date is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Mid Cap ETF (AFMC)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$22.20	$26.12	$18.37	$19.88
Income from investment operations:
Net investment income (loss)	0.23 (b)	0.32	0.19	0.18
Net realized and unrealized gain (loss)	2.97	(3.96)	7.76	(1.55)
Total from investment operations	3.20	(3.64)	7.95	(1.37)
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.28)	(0.20)	(0.14)
Net asset value, end of period	$25.15	$22.20	$26.12	$18.37
Total return (c)	14.59%	(14.04)%	43.52%	(6.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,287	$1,110	$1,306	$1,837
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65% (d)
Ratio of net investment income (loss) to average net assets	0.96%	1.21%	0.81%	1.34% (d)
Portfolio turnover rate (e)	49%	80%	80%	66%

(a)	Inception date is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Active Factor Small Cap ETF (AFSM)

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$22.94	$26.72	$18.45	$19.95
Income from investment operations:
Net investment income (loss)	0.31 (b)	0.25	0.05	0.12
Net realized and unrealized gain (loss)	2.17	(3.85)	8.30	(1.52)
Total from investment operations	2.48	(3.60)	8.35	(1.40)
Distributions paid to shareholders from:
Net investment income	(0.30)	(0.18)	(0.08)	(0.10)
Net asset value, end of period	$25.12	$22.94	$26.72	$18.45
Total return (c)	10.97%	(13.52)%	45.40%	(7.03)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,768	$2,294	$2,672	$1,845
Ratio of total expenses to average net assets (d)	0.75%	0.75%	0.75%	0.75% (e)
Ratio of net investment income (loss) to average net assets	1.30%	1.01%	0.27%	0.91% (e)
Portfolio turnover rate (f)	59%	73%	86%	65%

(a)	Inception date is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
The Fund indirectly bears its proportionate share of fees and expenses incurred by certain underlying securities in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the six funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust Income Opportunities ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “FCEF”)
First Trust Flexible Municipal High Income ETF – (Nasdaq ticker “MFLX”)
First Trust Low Duration Strategic Focus ETF – (Nasdaq ticker “LDSF”)
First Trust Active Factor Large Cap ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “AFLG”)
First Trust Active Factor Mid Cap ETF – (NYSE Arca ticker “AFMC”)
First Trust Active Factor Small Cap ETF – (NYSE Arca ticker “AFSM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. FCEF’s primary investment objective seeks to provide current income with a secondary emphasis on total return. MFLX’s investment objective seeks to provide current income. AFLG, AFMC and AFSM’s investment objective seeks to provide capital appreciation. LDSF’s primary investment objective seeks to generate current income, with a secondary objective of preservation of capital.
Under normal market conditions, FCEF will invest its net assets in a portfolio of closed-end investment companies (“Closed-End Funds”) and exchanged-traded funds (“ETFs”) that are listed and traded in the United States on registered exchanges.
Under normal market conditions, MFLX will invest at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Under normal market conditions, LDSF will invest at least 80% of its net assets (including investment borrowings) in a portfolio of U.S.-listed ETFs that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. A significant portion of the ETFs in which the Fund invests may be advised by First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund may invest in ETFs that invest principally in corporate bonds, floating rate loans and fixed-to floating rate loans, senior loans, mortgage-backed securities, hybrid income securities (including convertible, contingent convertible and preferred securities), government debt and other fixed income securities. The securities to which the Fund may have exposure may be issued by both U.S. and non-U.S. issuers, including both corporate and governmental issuers located in countries considered to be emerging markets. The Fund may also invest up to 40% of its net assets in ETFs that have exposure to U.S. corporate high yield securities (also known as “junk bonds”) and senior loans. The Fund may invest up to 20% of its net assets in bonds issued by non-U.S. government and corporate issuers, including up to 10% of its net assets in ETFs holding debt of issuers located in countries considered to be emerging markets. The Fund may also invest up to 10% of its net assets in ETFs holding preferred securities and up to 10% of its net assets in ETFs holding convertible securities.
Under normal market conditions, AFLG will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies.
Under normal market conditions, AFMC will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies.
Under normal market conditions, AFSM will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies.
There can be no assurance that a Fund will achieve its investment objective(s). The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s  Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, ETFs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
MFLX may invest in when-issued or delayed-delivery securities. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. MFLX maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At August 31, 2023, MFLX held no when-issued or delayed-delivery securities.
C. Futures Contracts
MFLX may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” receivable or payable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
D. Affiliated Transactions
LDSF invests in securities of affiliated funds. LDSF’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Security Name	Shares at 8/31/2023	Value at 8/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
First Trust Enhanced Short Maturity ETF	172,207	$26,154,896	$5,029,425	$(20,960,393)	$21,993	$(3,049)	$10,242,872	$679,960
First Trust Limited Duration Investment Grade Corporate ETF	2,565,615	—	76,183,128	(28,046,589)	(395,162)	(20,938)	47,720,439	1,464,658
First Trust Low Duration Opportunities ETF	1,145,490	83,828,430	20,384,277	(48,083,938)	(271,123)	(1,206,318)	54,651,328	2,760,147
First Trust Tactical High Yield ETF	344,101	32,671,917	5,163,567	(23,131,581)	1,583,864	(2,571,901)	13,715,866	1,188,321
First Trust TCW Unconstrained Plus Bond ETF	141,344	26,306,800	5,142,601	(27,372,134)	1,448,423	(2,091,031)	3,434,659	753,569
		$168,962,043	$111,902,998	$(147,594,635)	$2,387,995	$(5,893,237)	$129,765,164	$6,846,655
E. Restricted Securities
As of August 31, 2023, AFSM held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by AFSM’s Board of Trustees.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
OmniAb, Inc. - 12.5 Earnout Shares	11/02/2022	53	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/2022	53	0.00	0	0	0.00
				$0	$0	0.00%
F. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, with the exception of FCEF, MFLX and LDSF which declare and pay monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Income Opportunities ETF	$1,844,568	$71,857	$—	$—
First Trust Flexible Municipal High Income ETF	599	—	463,356	13,046
First Trust Low Duration Strategic Focus ETF	6,541,477	—	—	—
First Trust Active Factor Large Cap ETF	73,281	—	—	—
First Trust Active Factor Mid Cap ETF	19,426	—	—	—
First Trust Active Factor Small Cap ETF	53,926	—	—	—
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Income Opportunities ETF	$1,853,122	$169,090	$—	$—
First Trust Flexible Municipal High Income ETF	18,745	29,680	668,664	10,763
First Trust Low Duration Strategic Focus ETF	4,397,151	—	—	729,900
First Trust Active Factor Large Cap ETF	46,676	—	—	—
First Trust Active Factor Mid Cap ETF	19,566	—	—	—
First Trust Active Factor Small Cap ETF	18,130	—	—	—
As of August 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Income Opportunities ETF	$—	$—	$(3,800,025)
First Trust Flexible Municipal High Income ETF	—	(3,695,044)	(440,022)
First Trust Low Duration Strategic Focus ETF	853	(11,763,130)	(6,460,046)
First Trust Active Factor Large Cap ETF	14,685	(628,309)	509,247
First Trust Active Factor Mid Cap ETF	10,606	(503,467)	563,203
First Trust Active Factor Small Cap ETF	7,708	(718,617)	268,219
G. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, MFLX intends to invest in such Municipal Closed-End Funds to allow it to qualify to pass through “exempt dividends” as defined in the Internal Revenue Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Income Opportunities ETF	$—
First Trust Flexible Municipal High Income ETF	3,695,044
First Trust Low Duration Strategic Focus ETF	11,763,130
First Trust Active Factor Large Cap ETF	628,309
First Trust Active Factor Mid Cap ETF	503,467
First Trust Active Factor Small Cap ETF	718,617
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Income Opportunities ETF	$775,169	$6,770	$(781,939)
First Trust Flexible Municipal High Income ETF	8,542	(19)	(8,523)
First Trust Low Duration Strategic Focus ETF	(575,266)	2,976,136	(2,400,870)
First Trust Active Factor Large Cap ETF	—	—	—
First Trust Active Factor Mid Cap ETF	—	28	(28)
First Trust Active Factor Small Cap ETF	—	(243,124)	243,124
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Income Opportunities ETF	$31,920,247	$477,302	$(4,277,327)	$(3,800,025)
First Trust Flexible Municipal High Income ETF	12,468,474	59,150	(499,172)	(440,022)
First Trust Low Duration Strategic Focus ETF	143,548,104	10,723	(6,470,769)	(6,460,046)
First Trust Active Factor Large Cap ETF	4,628,304	732,535	(223,288)	509,247
First Trust Active Factor Mid Cap ETF	5,717,948	730,335	(167,132)	563,203
First Trust Active Factor Small Cap ETF	3,496,542	585,612	(317,393)	268,219
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FCEF	MFLX
Fund net assets up to and including $2.5 billion	0.85000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%	0.69375%
Fund net assets greater than $10 billion	0.76500%	0.67500%

Breakpoints	LDSF	AFLG	AFMC	AFSM
Fund net assets up to and including $2.5 billion	0.200%	0.55000%	0.65000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%	0.53625%	0.63375%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%	0.52250%	0.61750%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%	0.50875%	0.60125%	0.69375%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%	0.49500%	0.58500%	0.67500%
Fund net assets greater than $15 billion	0.170%	0.46750%	0.55250%	0.63750%
During any period in which the MFLX fee waiver described below was in effect, MFLX was not eligible for any breakpoints discounts.
Prior to November 1, 2022, the Funds paid First Trust an annual unitary management fee based on each Fund’s average daily net assets at the following rates:

Rate
First Trust Income Opportunities ETF	0.85%
First Trust Flexible Municipal High Income ETF	0.75%
First Trust Low Duration Strategic Focus ETF	0.20%
First Trust Active Factor Large Cap ETF	0.55%
First Trust Active Factor Mid Cap ETF	0.65%
First Trust Active Factor Small Cap ETF	0.75%
For MFLX, pursuant to a contractual agreement, the Advisor agreed to waive management fees of 0.20% of average daily net assets through April 14, 2023. As of April 14, 2023, the waiver agreement for MFLX terminated. During the fiscal year ended August 31, 2023, the Advisor waived MFLX’s fees of $15,281.
In addition, FCEF, MFLX and LDSF incur acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
For the fiscal year ended August 31, 2023, FCEF received a payment from the Advisor in the amount of $7 in connection with a trade error.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Income Opportunities ETF	$8,540,725	$4,019,037
First Trust Flexible Municipal High Income ETF	3,223,609	4,536,968
First Trust Low Duration Strategic Focus ETF	93,435,710	93,834,059
First Trust Active Factor Large Cap ETF	2,630,732	2,635,935
First Trust Active Factor Mid Cap ETF	1,432,410	1,425,560
First Trust Active Factor Small Cap ETF	2,415,079	2,405,791
For the fiscal year ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Income Opportunities ETF	$930,056	$2,602,695
First Trust Flexible Municipal High Income ETF	—	—
First Trust Low Duration Strategic Focus ETF	50,145,848	120,421,969
First Trust Active Factor Large Cap ETF	—	—
First Trust Active Factor Mid Cap ETF	4,580,201	—
First Trust Active Factor Small Cap ETF	3,397,564	2,303,233
5. Derivative Transactions
The following table presents the types of derivatives held by MFLX at August 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$2,568

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2023, on MFLX’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(1,732)
Net change in unrealized appreciation (depreciation) on futures contracts	(2,568)
During the fiscal year ended August 31, 2023, the notional value of futures contracts opened and closed were $1,711,946 and $1,482,295, respectively.
MFLX does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters
By operation of law, AFLG, AFMC and AFSM each now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Income Opportunities ETF, First Trust Flexible Municipal High Income ETF, First Trust Low Duration Strategic Focus ETF, First Trust Active Factor Large Cap ETF, First Trust Active Factor Mid Cap ETF, and First Trust Active Factor Small Cap ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust Income Opportunities ETF (FCEF) First Trust Flexible Municipal High Income ETF (MFLX)	For the years ended August 31, 2023, 2022, 2021, 2020, and 2019
First Trust Low Duration Strategic Focus ETF (LDSF)	For the years ended August 31, 2023, 2022, 2021, and 2020, and for the period from January 3, 2019 (commencement of investment operations) through August 31, 2019
First Trust Active Factor Large Cap ETF (AFLG) First Trust Active Factor Mid Cap ETF (AFMC) First Trust Active Factor Small Cap ETF (AFSM)	For the years ended August 31, 2023, 2022, and 2021, and for the period from December 3, 2019 (commencement of investment operations) through August 31, 2020
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended August 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Income Opportunities ETF	*
First Trust Flexible Municipal High Income ETF	*
First Trust Low Duration Strategic Focus ETF	0.00%
First Trust Active Factor Large Cap ETF	100.00%
First Trust Active Factor Mid Cap ETF	100.00%
First Trust Active Factor Small Cap ETF	100.00%

*	The actual percentage of income dividends that qualify for the dividend received deduction will be available to corporate shareholders shortly after the calendar year end.
For the taxable year ended August 31, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Income Opportunities ETF	**
First Trust Flexible Municipal High Income ETF	**
First Trust Low Duration Strategic Focus ETF	0.00%
First Trust Active Factor Large Cap ETF	100.00%
First Trust Active Factor Mid Cap ETF	100.00%
First Trust Active Factor Small Cap ETF	100.00%

**	The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Distributions paid to foreign shareholders for the taxable year ended August 31, 2023 that were properly designated by First Trust Income Opportunities ETF as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
For the taxable year ended August 31, 2023, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The First Trust Flexible Municipal High Income ETF designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.88%
Alternative Minimum Tax (AMT)	14.47%
For the fiscal year ended August 31, 2023, the amount of long-term capital gain distributions designated by First Trust Income Opportunities ETF was $71,857, which is taxable at the applicable capital gain tax rates for federal income tax purposes.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust Income Opportunities ETF (FCEF)
First Trust Flexible Municipal High Income ETF (MFLX)
First Trust Low Duration Strategic Focus ETF (LDSF)
First Trust Active Factor Large Cap ETF (AFLG)
First Trust Active Factor Mid Cap ETF (AFMC)
First Trust Active Factor Small Cap ETF (AFSM)
The Board approved the continuation of the applicable Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the applicable Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the applicable Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  The Board noted that each Fund is an actively-managed ETF.  For AFLG, AFMC, AFSM and LDSF, the Board noted that the Advisor’s Investment Committee is responsible for the day-to-day management of each Fund’s investments.  The Board considered the background and experience of the members of the Investment Committee and noted the Board’s prior meetings with members of the Investment Committee.  For FCEF and MFLX, the Board noted that the Advisor’s CEF Management Team is responsible for the day-to-day management of FCEF’s investments and the Advisor’s Municipal Securities Team is responsible for the day-to-day management of MFLX’s investments, with a sleeve managed by the CEF Management Team.  The Board considered the background and experience of the members of the CEF Management Team and the Municipal Securities Team and noted the Board’s prior meetings with members of the CEF Management Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its CEF Management Team and Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In addition to the written materials provided by the Advisor, at the April 17, 2023 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team, who discussed the services that the Team provides to MFLX, including the Team’s day-to-day management of MFLX’s investments.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  For MFLX, FCEF and LDSF, the Board noted that, because each Fund invests in underlying funds, including, for LDSF, ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds.  The Board considered that, to the extent FCEF invests in underlying funds that are other funds in the First Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by FCEF related to FCEF’s assets invested in the affiliated underlying funds.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each of AFLG and MFLX was above the median total (net) expense ratio of the peer funds in its respective Expense Group, that the total (net) expense ratio for AFMC was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio for AFSM was below the median total (net) expense ratio of the peer funds in its Expense Group.  The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for FCEF was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group.  The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for FCEF was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group.  The Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for LDSF was equal to the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group.  The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for LDSF was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for FCEF contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index.  With respect to MFLX, the Board noted that during 2021, it approved, subject to shareholder approval, changing the Fund’s investment strategy from a fund-of-funds investment strategy primarily invested in municipal closed-end funds to an investment strategy primarily invested directly in municipal debt securities, which was approved by shareholders on April 12, 2022 and took effect on April 14, 2022.  With respect to FCEF, the Board noted that during 2021, it approved changing the Fund’s investment strategy to allow the Fund to invest in ETFs in addition to closed-end funds, which took effect on April 8, 2022.  Based on the information provided, the Board noted that AFLG outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022 and underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2022.  The Board noted that AFMC underperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2022.  The Board noted that AFSM underperformed its Performance Universe median and outperformed its benchmark index for the one- and three-year periods ended December 31, 2022.  The Board noted that MFLX underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022 and underperformed its Performance Universe median and outperformed its benchmark index for the three- and five-year periods ended December 31, 2022.  The Board noted that FCEF underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022 and outperformed its Performance Universe median and underperformed its benchmark index for the three- and five-year periods ended December 31, 2022.  The Board noted that LDSF underperformed its Performance Universe median and outperformed its benchmark index for the one-year period ended December 31, 2022 and underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2022.  The Board noted the Advisor’s discussion of LDSF’s performance at the April 17, 2023 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Period Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

First Trust Innovation Leaders ETF (ILDR)
First Trust Expanded Technology ETF (XPND)
First Trust Multi-Strategy Alternative ETF (LALT)

First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management teams of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of the relevant benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VIII
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the “Funds”), which contains detailed information about the Funds for the twelve months ended August 31, 2023. Please note that the First Trust Multi-Strategy Alternative ETF (“LALT”) was incepted on January 31, 2023, so information in this letter and the report prior to that date will not apply to this Fund.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Innovation Leaders ETF (ILDR)
The First Trust Innovation Leaders ETF (the “Fund”) seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and depository receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation. This includes, but is not limited to, companies that are poised to benefit from new products or services, scientific research, technological improvements and/or enhancements to existing products or services related to automation, advanced medicine, networks, advanced computing, enhanced mobility, energy revolution and e-commerce. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol “ILDR.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (5/25/21) to 8/31/23	Inception (5/25/21) to 8/31/23
Fund Performance
NAV	20.03%	-4.11%	-9.08%
Market Price	19.76%	-3.92%	-8.68%
Index Performance
Russell 3000® Growth Index	21.03%	4.51%	10.53%
(See Notes to Fund Performance Overview on page 8.)

Sector Allocation	% of Total Long-Term Investments
Information Technology	40.9%
Health Care	20.3
Industrials	14.1
Communication Services	11.7
Consumer Discretionary	7.6
Financials	5.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Amazon.com, Inc.	5.8%
Microsoft Corp.	5.6
NVIDIA Corp.	5.2
Alphabet, Inc., Class C	4.6
Uber Technologies, Inc.	4.0
ServiceNow, Inc.	3.3
Regeneron Pharmaceuticals, Inc.	2.9
Schneider Electric SE	2.4
Netflix, Inc.	2.3
Broadcom, Inc.	2.3
Total	38.4%

Fund Performance Overview (Unaudited) (Continued)
First Trust Innovation Leaders ETF (ILDR) (Continued)

Performance of a $10,000 Initial Investment
May 25, 2021 - August 31, 2023

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
5/25/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
$11,053
$9,092
First Trust Innovation Leaders ETF
Russell 3000® Growth Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Expanded Technology ETF (XPND)
The First Trust Expanded Technology ETF (the “Fund”) seeks to provide long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund’s investment advisor as either information technology companies or financial companies and communication services companies whose operations are principally derived from and/or dependent upon technology. Prior to March 16, 2023, consumer discretionary companies were included in the Fund’s strategy. As of that date, financial companies replaced consumer discretionary companies in the strategy. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol “XPND.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (6/14/21) to 8/31/23	Inception (6/14/21) to 8/31/23
Fund Performance
NAV	28.55%	3.71%	8.40%
Market Price	28.55%	3.71%	8.40%
Index Performance
S&P 500® Information Technology Index	33.33%	11.29%	26.73%
(See Notes to Fund Performance Overview on page 8.)

Sector Allocation	% of Total Long-Term Investments
Information Technology	74.6%
Communication Services	14.1
Financials	11.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Adobe, Inc.	5.5%
NVIDIA Corp.	5.3
Cisco Systems, Inc.	4.7
Broadcom, Inc.	4.6
Mastercard, Inc., Class A	4.6
Meta Platforms, Inc., Class A	4.6
Visa, Inc., Class A	4.5
Alphabet, Inc., Class A	4.5
Netflix, Inc.	4.5
Apple, Inc.	4.3
Total	47.1%

Fund Performance Overview (Unaudited) (Continued)
First Trust Expanded Technology ETF (XPND) (Continued)

Performance of a $10,000 Initial Investment
June 14, 2021 - August 31, 2023

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$12,673
$10,840
6/14/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust Expanded Technology ETF
S&P 500® Information Technology Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi-Strategy Alternative ETF (LALT)
The First Trust Multi-Strategy Alternative ETF (the “Fund”) seeks to provide long-term total return. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve long-term total return by allocating its assets amongst a variety of alternative asset categories and strategies in an effort to provide lower correlation and diversifying risk exposures compared to traditional equity and fixed income benchmarks (e.g., the S&P 500® Index or Bloomberg Aggregate Bond Index) over various market cycles. The alternative asset categories and strategies the Fund may employ include, but are not limited to, hedged equity, long/short, event driven, managed futures, commodities, real estate, opportunistic fixed income, relative value, currencies and global macro. The Fund will primarily gain exposure to these alternative asset categories and strategies through investments in exchange-traded products (“ETPs”) (including ETFs, exchange-traded notes (“ETNs”) and trusts backed by physical commodities or currencies). The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol “LALT.”

Performance
Cumulative Total Returns
Inception (1/31/23) to 8/31/23
Fund Performance
NAV	1.47%
Market Price	1.57%
Index Performance
Credit Suisse AllHedge Index(1)	2.05%
(See Notes to Fund Performance Overview on page 8.)

Performance of a $10,000 Initial Investment
January 31, 2023 - August 31, 2023
$10,500
$10,000
$9,500
$10,205
$10,147
1/31/23
2/28/23
8/31/23
First Trust Multi-Strategy Alternative ETF
Credit Suisse AllHedge Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Effective as of August 1, 2023, the Credit Suisse AllHedge Index replaced the Hedge Fund Research HFRX Global Fund Index, which is no longer available for use by the Fund.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Innovation Leaders ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The following persons serve as the portfolio managers of the Fund:
Bob Hensley, CFA, Vice President of First Trust
David McGarel, CFA, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Chris Peterson, CFA, Senior Vice President of First Trust
Jared Wollen, CFA, Vice President of First Trust
Each portfolio manager has served in such capacity for the Fund since 2021.
Commentary
Market Recap
It has been a tale of two markets for the 12-month period ended August 31, 2023. The Russell 3000® Growth Index (the “Benchmark”) was down -7.6% from August 2022 through year-end 2022 only to rally a staggering 31% from year-end 2022 to August 2023. Markets and market prognosticators were very bearish into 2023 as the Federal Reserve (the “Fed”) was aggressively hiking interest rates to combat inflation and the Information Technology sector was maligned for its high cash burn rates and high stock multiples. Market participants expected the Fed to “break-something” and priced the market accordingly.
Indeed, something did break during the 12-month period ended August 31, 2023. Silicon Valley Bank (“SVB”) and some other regional banks came under extreme duress in March 2023 as consumers pulled cash deposits. The “run” on select lenders led to a required capital raise at SVB as long-term held bonds had substantial losses and near-term deposits faced withdrawal pressures from higher rates. Large balance sheet losses were going to be realized on the selling of longer-duration debt to satiate the cash withdrawals. During the more favorable interest rate environment preceding 2022, regional banks were able to take deposits, often paying little or no interest, and then deposit the cash in long-term bonds with higher relative interest rates. However, as depositors asked for their money back, the long-term bonds would have to be sold at a loss and eat through the banks reserved capital. The event climaxed when SVB was taken over by U.S. regulators resulting in the largest U.S. bank failure since 2008. It is our view that this event could have served as a catalyst for the much-anticipated recession, but federal regulators backstopping depositors and the Fed easing financial conditions served to forestall this outcome.
As 2023 progressed from the March banking dislocation, however, a budding “soft-landing” narrative began to take hold. Inflation came down, since cresting at a 9.1% year-over-year rise in June 2022, and has since fallen to a much less alarming 3.7% as of August 31, 2023, allowing the Fed to slow down, and even pause, hiking interest rates. Artificial Intelligence (“AI”) entered the popular market zeitgeist as ChatGPT 3, and Google’s Bard were released. Companies, especially NVIDIA Corp. and Microsoft Corp., detailed enhanced growth opportunities and expectations for better AI models to change how work is performed and even how the foundations of the economy are formed. While multiples of companies identified as AI plays expanded far faster than revenues as this narrative took hold there is data to support the excitement. Most telling, as of July 31, 2023, NVIDIA Corp. revenues expanded 101% from the prior year and 88% from the preceding quarter! Jensen Huang, President of NVIDIA Corp., commented “A new computing era has begun. Companies worldwide are transitioning from general-purpose to accelerated computing and generative AI.”
Stock performance reflected this as year-to-date through August 31, 2023, the S&P 500® Index returned 18.73% with seven stocks responsible for 13.25% of the return:Apple, Inc. (2.79%), Microsoft Corp. (2.17%), NVIDIA Corp. (2.69%), Amazon.com, Inc. (1.52%), Meta Platforms, Inc. (1.25%), Alphabet, Inc. (Google) (1.69%), and Tesla, Inc. (1.14%). All other stocks of the S&P 500® Index contributed (5.48)%.
Fund Performance
For the 12-month period ended August 31, 2023, the Fund returned 20.03% on a net asset value basis and 19.76% on a market price basis. The Benchmark returned 21.03% during the same period. Allocation was a positive contributor to performance as structural underweights to the Consumer Staples, Energy and Consumer Discretionary sectors benefited the Fund. Selection was a negative for

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
the period as strong returns were most concentrated to the Mega-Cap technology stocks, most of which the Fund is underweight. For the same period, Apple had an average weight of 11.79% in the Benchmark and returned 20.20%. The Fund did not hold Apple, Inc. and so 2.19% of contribution headwinds were attributable to this one stock. Similarly, Microsoft Corp. returned 26.56% for the period and the Benchmark had an average weight of 10.14% in this holding. Despite being the Fund’s largest holding at 5.21%, 1.44% of contribution drag was generated from the Benchmark’s outsized weight.
September through December of 2022 saw a challenging market and the Benchmark was off -7.59% and the Fund was down -7.39%. Risk-off sentiment dominated the market narratives and defensive sectors such as Health Care, though not small biotechnology, and Consumer Staples were in favor. Performance was markedly different with the turn of the calendar. From December 30, 2022 through August 31, 2023, Technology stocks, particularly those exposed to the latest generation of AI technologies, entered a strong uptrend. The Fund was well positioned for this as the AI theme is one of the Fund’s identified target themes. Helping drive strong 2023 performance were stocks such as Microsoft Corp., Palantir Technologies, Inc., NVIDIA Corp., ServiceNow, Inc. and MongoDB, Inc. which were up 37.60%, 133.33%, 237.82%, 51.65% and 93.71%, respectively. These contributed a full 9.97% of Fund returns year-to-date. The Healthcare sector detracted from the Fund’s performance as it held nearly double the Benchmark’s weight in the sector and it was weak throughout the period
Market and Fund Outlook
The portfolio management team was cautious into 2023 and positioning reflected it. While markets have been strong for the 12-month period ended August 31, 2023, the Fund still enjoyed robust performance as the defensive positioning expressed itself by owning larger-capitalization Technology stocks, such as Microsoft Corp. and NVIDIA Corp. at higher relative levels to history, and these stocks particularly benefited from the AI breakthroughs. It is not coincidental that the larger stocks benefit most. AI requires enormous technical skill sets and has large data and computational requirements. Large, well-capitalized companies are the most able to take advantage of this. Our expectation for AI is that it will most benefit select semi-conductor stocks and be a strong tailwind to growth for software providers, in our opinion. Companies able to utilize AI in their platforms could enjoy expanded revenue opportunities from new products but also pricing power as solutions often lower customer costs. The portfolio management team continues to have a positive view on the network and advanced computing themes which has driven a heavy weight to the Information Technology sector.
Stock market valuation levels are currently elevated, but we do not feel that they are extreme, in our opinion. Inflation is moderating, enabling the Fed to slow raising interest rates thereby creating support for equity valuations. In our view, caution on further multiple expansion seems warranted if only because it is now possible to get decent yields from fixed income investments again which should attract investor capital. For too long there was no alternative to equities, but we believe high rates should create heightened competition for asset allocation making further multiple expansion more challenging going forward. The Fund continues to find dynamic companies creating the technologies of tomorrow. The portfolio management team is disciplined in seeking the most innovative technologies but being judicious in the price we pay for assets.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Expanded Technology ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
Jon C. Erickson, Senior Vice President of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Roger F. Testin, Senior Vice President of First Trust
Stan Ueland, Senior Vice President of First Trust
Chris A. Peterson, Senior Vice President of First Trust
Erik Russo, Vice President of First Trust
Omar Sepulveda, Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since June 2021.
Commentary
Market Recap
U.S. equity markets have seen major shifts over the last three years. The start of the COVID-19 pandemic saw equities sharply decline in early 2020 only to rally for the next seven quarters with the S&P 500® Index hitting an all-time closing high of 4,796.56 on January 3, 2022. Though stocks then trailed off for the first three quarters of 2022, a reversal in the trend came as equities unexpectedly began to climb in the fourth quarter of 2022. Equities and investors have shown their resilience as they have combatted headwinds since the start of 2020 through the pandemic, inflation, rising interest rates, and bank failures earlier this year. While many risks are still evident in the markets and uncertainty exists concerning when the Federal Reserve (the “Fed”) will end their interest rate hiking cycle in their mission to reduce inflation, the fact remains that the S&P 500® Index has managed to gain 15.94% over the preceding 12-month period ended August 31, 2023. Inflation’s decline from its peak in June 2022 gave investors hope that the interest rate increases would eventually subside which helped give equities a boost over the last 12 months. The Information Technology (S&P 500® Information Technology Index, up 33.33%) and the Communications Services (S&P 500® Communication Services Index, up 25.76%) sectors led stocks higher through the last 12 months. A large catalyst for the equity markets’ rally came earlier this year with Artificial Intelligence (“AI”) headlines generating excitement, which helped mega-cap chip maker NVIDIA Corp. push higher through the euphoria. The company’s strong sales forecasts gave the stock momentum, helping propel them into an elite group of companies worth over $1 trillion which includes Apple, Inc., Microsoft Corp., Alphabet, Inc., and Amazon.com, Inc. The S&P 500® Financials Index declined 9.55% in March 2023 as the Financials sector was under pressure due to the failure of Silicon Valley Bank and Signature Bank, which weighed on sentiment towards the sector. The Financials sector managed to post a positive return over the last 12 months but underperformed the overall market. U.S. consumer sentiment remained steady throughout the period with a slight uptick in June and July, although consumer confidence fell in August as higher borrowing costs and fears that inflation will begin to rise again weighed on consumers. The Utilities and Real Estate sectors were the only sectors to post negative returns. Value stocks (S&P 500® Value Index, up 17.28%) outperformed growth stocks (S&P 500® Growth Index, up 13.38%), while large-cap stocks outperformed both mid-cap stocks (S&P MidCap 400® Index, up 10.71%) and small-caps (S&P SmallCap 600® Index, up 5.53%) over the 12-month period ended August 31, 2023.
Fund Performance
For the 12-month period ended August 31, 2023, the Fund returned 28.55% on both a net asset value basis and market price basis. The S&P 500® Information Technology Index (the “Benchmark”) returned 33.33% during the same period, more than doubling the S&P 500® Index performance of 15.94%.
The Fund’s focus on Information Technology sector stocks and those whose operations are principally derived from and/or dependent upon technology contributed to the outperformance relative to the overall equity market, though the Fund underperformed the S&P

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
500® Information Technology Index. Much of the relative underperformance can be attributed to the Fund’s exposure to the Semiconductors & Semiconductor Equipment industry. While the Fund was overweight the best performing industry in the Information Technology sector, the Fund was underweight the industry’s largest holding, mega-cap semiconductor stock NVIDIA Corp., which returned 227.25% over the period. The Electronic Equipment, Instruments & Components industry contributed negatively to the relative return as the Fund was overweight the underperforming industry. The Media industry within the Communication Services sector also detracted from the Fund’s relative return. The Fund had positions in the underperforming industry which is not part of the Benchmark. The Fund’s relative performance benefited from an underweighting in Apple, Inc. [20.20%] and Microsoft Corp. [26.56%], as both underperformed the Benchmark.
A factor attribution analysis revealed the Fund had heavy factor loadings to small size and low quality relative to the Benchmark, while the Fund had heavy factor loadings to small size and high quality relative to the S&P 500® Index, which represents the overall U.S. equity market. Quality and small size were the best performing factors over the last 12 months. The Fund had higher exposure to smaller size, due in part to the Fund’s modified market capitalization weighting scheme. High quality names Apple, Inc. and Microsoft Corp. each carried a weight of 20% or greater in the Benchmark. The Fund limits weights to a maximum of 4.5% at every rebalance to lower exposure to single-stock risk.
Market and Fund Outlook
We believe market risk is more elevated in the near term due to uncertainty across several spectrums including inflation, higher interest rates, and slowing growth. Stock valuations are currently mixed as some industries are reasonable while others have become very expensive as their multiples expanded over the last 12 months, specifically the mega-cap technology focused names. Against this backdrop, we remain constructive on equities for the long-term but believe market volatility will likely remain heightened in the near term.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisor L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Multi-Strategy Alternative ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The following persons serve as the portfolio managers of the Fund:
John Gambla, CFA, FRM, PRM, Senior Vice President, Co-Head of the Alternatives Investment Team of First Trust
Rob Guttschow, CFA, Senior Vice President, Co-Head of the Alternatives Investment Team of First Trust
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
Chris A. Petersen, CFA, Senior Vice President and Head of Research Strategy of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since January 2023.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is long-term total return. The Fund seeks to achieve its investment objective by allocating its assets amongst a variety of alternative asset categories and strategies, primarily in ETF form, in an effort to provide lower correlation and diversifying risk exposures compared to traditional equity and fixed income benchmarks (e.g., the S&P 500® Index or Bloomberg Aggregate Bond Index). For performance measurement, the Fund is benchmarked against the Credit Suisse AllHedge Index (the “Benchmark”), which is an asset-weighted hedge fund peer group. This commentary discusses the Fund’s performance since inception on January 31, 2023 through August 31, 2023.
Overall Market Recap
U.S. economic growth was strong during the fiscal period from the Fund’s inception on January 31, 2023 to August 31, 2023. Real gross domestic product (“GDP”) grew by an average 2.05% (annualized) during the first two quarters of 2023 and current forecasts from the Atlanta Fed GDPNow forecasting tool place third quarter 2023 GDP growth at a strong 4.86% annualized. The U.S. Labor market, as measured by the U.S. Bureau of Labor Statistics nonfarm payroll release, showed strong employment growth during the fiscal period, with 1.88 million jobs created in 2023 year-to-date. Job growth has been positive in all of the reported months for 2023. The robust growth in employment has lowered the overall number of jobs open, according to the Jolts U.S. Job Opening index. As of the last reported Jolts release in July 2023, the number of job openings in the U.S. has declined to 8.8 million jobs, down 1.73 million job openings from the January 2023 release. The increase in employment and resultant decline in job openings is also evidently helping to boost wages, as wage growth, as of the end of the fiscal period, is starting to exceed the inflation rate after being below it since April of 2021. As of August 31, 2023, year-over-year wages grew at 4.3% which was faster than the year-over-year Consumer Price Index growth rate of 3.7%.
The Federal Reserve’s (the “Fed”) interest rate hiking program, which began back in March of 2022, has successfully lowered inflation from a year-over-year peak of 9.1% in June of 2022 to a most recent year-over-year value of 3.7% as of August 2023. During the process, the short-term Federal Funds target rate has risen from 0.25% to 5.50%. Most, if not all, U.S. based interest rates have risen as the Federal Funds rate has risen. Most pertinent to U.S. consumers is the increase in the 30-year conforming mortgage rates which, according to Bankrate.com, have risen by 1.15% during this fiscal period, and by 3.23% since February of 2022, just before the Fed began raising the Federal Funds rate. The U.S. equity market, as represented by the S&P 500® Index (the “Index”), rallied during this fiscal period, up 11.70%. Returns in the Index were particularly good for technology stocks related to Artificial Intelligence (“AI”), as the release of ChatGPT sparked a strong rally in AI related stocks. Bonds, as represented by the Bloomberg Aggregate Bond Index, sold off during the period down 1.66% while riskier high yield bonds (Bloomberg High Yield Index) were up 3.20%. Commodity markets declined with the Bloomberg Commodity Index down 2.29%.
Fund Performance
The Fund’s performance from the Fund’s inception on January 31, 2023 through August 31, 2023 was 1.47% on a net asset value (“NAV”) basis and 1.57% on a market price basis. The Benchmark returned 2.05% during the fiscal period.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund VIII
Annual Report
August 31, 2023 (Unaudited)
During the performance period, the Fund held allocations in 10 different exchange-traded funds representing the following alternative categories/sectors:Hedged Equity, Managed Futures, Currencies, Opportunistic Fixed Income, and Inflation Protection. Additionally, the Fund also held positions in U.S. treasuries and cash during the fiscal period. The largest contributor to the Fund’s return during the fiscal period was its allocation to the Managed Futures category. The Fund had an average weight of approximately 21.5% to the First Trust Managed Futures Strategy Fund, which returned 4.72% on a NAV basis during the period. Hedged equity, represented by the First Trust Long/Short Equity ETF (“FTLS”) and the First Trust Merger Arbitrage ETF (“MARB”), was the second largest contributor to Fund returns. During the fiscal period, FTLS’s and MARB’s average weights in the Fund were 10.1% and 11.9%, respectively, and their NAV Fund returns were 7.51% and 1.59%, respectively. Rounding out the positive contributors during the fiscal period was the Fund’s allocation to unconstrained bond investments, First Trust TCW Unconstrained Plus Bond ETF and First Trust Low Duration Opportunities ETF both posting positive returns during the fiscal period (1.40% and 0.98%, respectively), while the overall bond market, as measured by the Bloomberg U.S. Aggregate Index posted a negative total return of -1.66%. Detracting from performance during the fiscal period were inflation protection strategies or commodity relative investments. The Fund’s allocation to the iShares Gold Trust and the First Trust Alternative Absolute Return Strategy ETF, which goes long and short commodities, both posted negative returns during the fiscal period, subtracting from the Fund’s overall returns. A treasury allocation in the iShares 7-10 Year Treasury Bond ETF and exposure to the Swiss Franc via the Invesco CurrencyShares Swiss Franc Trust also subtracted from overall returns.
Please see the Portfolio of Investments for a complete list of all positions and weights within the portfolio as of August 31, 2023.
Market and Fund Outlook
We believe the Fund is well positioned to achieve its investment objective of long-term total return. We believe that the Fund is currently broadly diversified across Alternative asset classes and strategies. Alternative allocations are and will continue to be a valuable component of any well diversified portfolio, offering investor diversification versus traditional long-only equity and long-only bond strategies. Additionally, we believe that a Multi-Strategy fund offers investors a simple approach to building a diversified position in Alternative strategies.

First Trust Exchange-Traded Fund VIII
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of First Trust Innovation Leaders ETF, First Trust Expanded Technology ETF or First Trust Multi-Strategy Alternative ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Innovation Leaders ETF (ILDR)
Actual	$1,000.00	$1,187.70	0.75%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
First Trust Expanded Technology ETF (XPND)
Actual	$1,000.00	$1,266.50	0.65%	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
First Trust Multi-Strategy Alternative ETF (LALT) (b)
Actual	$1,000.00	$1,026.00	0.20%	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust Innovation Leaders ETF (ILDR)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 96.1%
	Aerospace & Defense — 2.7%
1,273	AeroVironment, Inc. (a)	$123,519
631	L3Harris Technologies, Inc.	112,375
426	Northrop Grumman Corp.	184,496
		420,390
	Automobiles — 1.8%
1,055	Tesla, Inc. (a)	272,274
	Biotechnology — 13.0%
988	Alnylam Pharmaceuticals, Inc. (a)	195,446
6,121	Arcus Biosciences, Inc. (a)	125,481
3,111	BioMarin Pharmaceutical, Inc. (a)	284,283
26,872	Coherus Biosciences, Inc. (a)	143,228
1,905	Intellia Therapeutics, Inc. (a)	71,399
524	Regeneron Pharmaceuticals, Inc. (a)	433,081
5,091	REGENXBIO, Inc. (a)	90,111
9,900	Replimune Group, Inc. (a)	202,158
8,519	SpringWorks Therapeutics, Inc. (a)	240,065
650	Vertex Pharmaceuticals, Inc. (a)	226,421
		2,011,673
	Broadline Retail — 5.6%
6,258	Amazon.com, Inc. (a)	863,667
	Capital Markets — 1.1%
1,955	Tradeweb Markets, Inc., Class A	168,971
	Communications Equipment — 2.1%
1,140	Arista Networks, Inc. (a)	222,562
2,124	Ciena Corp. (a)	106,158
		328,720
	Electrical Equipment — 4.1%
5,321	Bloom Energy Corp., Class A (a)	79,762
2,039	Emerson Electric Co.	200,332
2,076	Schneider Electric SE (EUR)	356,981
		637,075
	Electronic Equipment, Instruments & Components — 1.6%
766	Keysight Technologies, Inc. (a)	102,108
1,055	TE Connectivity Ltd.	139,671
		241,779
	Entertainment — 3.0%
801	Netflix, Inc. (a)	347,378
849	Take-Two Interactive Software, Inc. (a)	120,728
		468,106
	Financial Services — 4.1%
105	Adyen N.V. (EUR) (a) (b) (c)	87,955
1,904	Block, Inc. (a)	109,766
6,802	Toast, Inc., Class A (a)	150,800
1,158	Visa, Inc., Class A	284,497
		633,018
	Ground Transportation — 3.9%
12,715	Uber Technologies, Inc. (a)	600,529
Shares	Description	Value

	Health Care Equipment & Supplies — 3.0%
461	Align Technology, Inc. (a)	$170,635
900	Dexcom, Inc. (a)	90,882
424	Intuitive Surgical, Inc. (a)	132,576
5,304	Outset Medical, Inc. (a)	72,187
		466,280
	Health Care Providers & Services — 0.6%
2,976	Fulgent Genetics, Inc. (a)	97,494
	Industrial Conglomerates — 1.9%
1,980	Siemens AG (EUR)	298,178
	Interactive Media & Services — 7.3%
4,964	Alphabet, Inc., Class C (a)	681,805
985	Meta Platforms, Inc., Class A (a)	291,452
4,950	TripAdvisor, Inc. (a)	74,794
4,234	ZoomInfo Technologies, Inc. (a)	76,297
		1,124,348
	IT Services — 3.5%
495	Accenture PLC, Class A	160,266
381	MongoDB, Inc. (a)	145,275
2,126	Shopify, Inc., Class A (a)	141,358
1,582	Twilio, Inc., Class A (a)	100,789
		547,688
	Life Sciences Tools & Services — 2.8%
6,360	Avantor, Inc. (a)	137,694
7,447	Cytek Biosciences, Inc. (a)	56,597
443	Thermo Fisher Scientific, Inc.	246,796
		441,087
	Media — 0.9%
1,838	Trade Desk (The), Inc., Class A (a)	147,095
	Professional Services — 0.9%
708	Paylocity Holding Corp. (a)	141,954
	Semiconductors & Semiconductor Equipment — 9.0%
371	Broadcom, Inc.	342,392
733	Enphase Energy, Inc. (a)	92,746
1,786	Marvell Technology, Inc.	104,035
1,582	NVIDIA Corp.	780,796
1,378	Rambus, Inc. (a)	77,816
		1,397,785
	Software — 22.2%
1,260	Autodesk, Inc. (a)	279,644
1,906	Crowdstrike Holdings, Inc., Class A (a)	310,735
2,535	Datadog, Inc., Class A (a)	244,577
3,395	Dynatrace, Inc. (a)	163,639
464	Intuit, Inc.	251,400
2,534	Microsoft Corp.	830,544
12,729	Palantir Technologies, Inc., Class A (a)	190,680
3,536	PowerSchool Holdings, Inc., Class A (a)	78,216
See Notes to Financial Statements

First Trust Innovation Leaders ETF (ILDR)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
846	ServiceNow, Inc. (a)	$498,150
1,697	Smartsheet, Inc., Class A (a)	70,816
2,126	Sprout Social, Inc., Class A (a)	113,826
733	Workday, Inc., Class A (a)	179,219
1,414	Zscaler, Inc. (a)	220,655
		3,432,101
	Technology Hardware, Storage & Peripherals — 1.0%
4,029	Pure Storage, Inc., Class A (a)	147,421
	Total Common Stocks	14,887,633
	(Cost $14,584,538)
MONEY MARKET FUNDS — 3.9%
602,382	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (d)	602,382
	(Cost $602,382)

	Total Investments — 100.0%	15,490,015
	(Cost $15,186,920)
	Net Other Assets and Liabilities — (0.0)%	(801)
	Net Assets — 100.0%	$15,489,214

(a)	Non-income producing security.
(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Rate shown reflects yield as of August 31, 2023.

Abbreviations throughout the Portfolio of Investments:
EUR	– Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$14,887,633	$14,887,633	$—	$—
Money Market Funds	602,382	602,382	—	—
Total Investments	$15,490,015	$15,490,015	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Expanded Technology ETF (XPND)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.8%
	Communications Equipment — 6.2%
513	Arista Networks, Inc. (a)	$100,153
5,346	Cisco Systems, Inc.	306,593
		406,746
	Electronic Equipment, Instruments & Components — 2.1%
992	Amphenol Corp., Class A	87,673
87	CDW Corp.	18,370
92	Keysight Technologies, Inc. (a)	12,263
39	Teledyne Technologies, Inc. (a)	16,314
		134,620
	Entertainment — 4.8%
672	Netflix, Inc. (a)	291,433
603	Warner Music Group Corp., Class A	20,080
		311,513
	Financial Services — 11.3%
1,029	Fiserv, Inc. (a)	124,910
65	FleetCor Technologies, Inc. (a)	17,663
728	Mastercard, Inc., Class A	300,402
1,202	Visa, Inc., Class A	295,307
		738,282
	Interactive Media & Services — 9.1%
2,162	Alphabet, Inc., Class A (a)	294,399
1,004	Meta Platforms, Inc., Class A (a)	297,074
		591,473
	IT Services — 0.2%
160	Akamai Technologies, Inc. (a)	16,814
	Media — 0.2%
167	Omnicom Group, Inc.	13,529
	Semiconductors & Semiconductor Equipment — 31.6%
2,247	Advanced Micro Devices, Inc. (a)	237,553
836	Analog Devices, Inc.	151,968
1,399	Applied Materials, Inc.	213,711
328	Broadcom, Inc.	302,708
85	Enphase Energy, Inc. (a)	10,755
229	KLA Corp.	114,928
224	Lam Research Corp.	157,338
182	Lattice Semiconductor Corp. (a)	17,701
1,432	Marvell Technology, Inc.	83,414
909	Microchip Technology, Inc.	74,393
30	Monolithic Power Systems, Inc.	15,636
702	NVIDIA Corp.	346,472
719	ON Semiconductor Corp. (a)	70,793
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
142	Skyworks Solutions, Inc.	$15,441
1,512	Texas Instruments, Inc.	254,107
		2,066,918
	Software — 29.7%
635	Adobe, Inc. (a)	355,181
45	ANSYS, Inc. (a)	14,349
357	Autodesk, Inc. (a)	79,233
303	Bentley Systems, Inc., Class B	15,123
454	Cadence Design Systems, Inc. (a)	109,160
395	Crowdstrike Holdings, Inc., Class A (a)	64,397
290	Dynatrace, Inc. (a)	13,978
841	Gen Digital, Inc.	17,030
466	Intuit, Inc.	252,483
81	Manhattan Associates, Inc. (a)	16,412
808	Microsoft Corp.	264,830
509	Palo Alto Networks, Inc. (a)	123,840
110	PTC, Inc. (a)	16,189
1,189	Salesforce, Inc. (a)	263,316
339	ServiceNow, Inc. (a)	199,613
254	Synopsys, Inc. (a)	116,558
38	Tyler Technologies, Inc. (a)	15,140
		1,936,832
	Technology Hardware, Storage & Peripherals — 4.6%
1,498	Apple, Inc.	281,429
222	NetApp, Inc.	17,028
		298,457
	Total Common Stocks	6,515,184
	(Cost $5,485,904)
MONEY MARKET FUNDS — 0.2%
14,254	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (b)	14,254
	(Cost $14,254)

	Total Investments — 100.0%	6,529,438
	(Cost $5,500,158)
	Net Other Assets and Liabilities — (0.0)%	(849)
	Net Assets — 100.0%	$6,528,589

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2023.
See Notes to Financial Statements

First Trust Expanded Technology ETF (XPND)
Portfolio of Investments (Continued)
August 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$6,515,184	$6,515,184	$—	$—
Money Market Funds	14,254	14,254	—	—
Total Investments	$6,529,438	$6,529,438	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Multi-Strategy Alternative ETF (LALT)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets — 99.9%
7,548	First Trust Alternative Absolute Return Strategy ETF (a)	$218,666
4,343	First Trust Global Tactical Commodity Strategy Fund (a)	106,186
1,876	First Trust Long/Short Equity ETF (a)	100,572
4,438	First Trust Managed Futures Strategy Fund (a)	216,598
5,950	First Trust Merger Arbitrage ETF (a)	120,904
4,101	First Trust TCW Unconstrained Plus Bond ETF (a)	99,654
1,025	iShares 7-10 Year Treasury Bond ETF	97,170
1,361	iShares Gold Trust (b)	50,017

	Total Investments — 99.9%	1,009,767
	(Cost $1,005,782)
	Net Other Assets and Liabilities — 0.1%	1,023
	Net Assets — 100.0%	$1,010,790

(a)	Investment in an affiliated fund.
(b)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$1,009,767	$1,009,767	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VIII
Statements of Assets and Liabilities
August 31, 2023

	First Trust Innovation Leaders ETF (ILDR)	First Trust Expanded Technology ETF (XPND)	First Trust Multi-Strategy Alternative ETF (LALT)
ASSETS:
Investments, at value - Unaffiliated	$15,490,015	$6,529,438	$147,187
Investments, at value - Affiliated	—	—	862,580
Total investments, at value	15,490,015	6,529,438	1,009,767
Cash	—	—	1,193
Receivables:
Dividends	6,774	2,625	—
Reclaims	322	—	—
Total Assets	15,497,111	6,532,063	1,010,960

LIABILITIES:
Investment advisory fees payable	7,897	3,474	170
Total Liabilities	7,897	3,474	170
NET ASSETS	$15,489,214	$6,528,589	$1,010,790

NET ASSETS consist of:
Paid-in capital	$16,013,359	$8,328,206	$1,000,028
Par value	8,500	3,000	500
Accumulated distributable earnings (loss)	(532,645)	(1,802,617)	10,262
NET ASSETS	$15,489,214	$6,528,589	$1,010,790
NET ASSET VALUE, per share	$18.22	$21.76	$20.21
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	850,002	300,002	50,002
Investments, at cost - Unaffiliated	$15,186,920	$5,500,158	$149,826
Investments, at cost - Affiliated	$—	$—	$855,956
Total investments, at cost	$15,186,920	$5,500,158	$1,005,782
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Operations
For the Period Ended August 31, 2023

	First Trust Innovation Leaders ETF (ILDR)	First Trust Expanded Technology ETF (XPND)	First Trust Multi-Strategy Alternative ETF (LALT) (a)
INVESTMENT INCOME:
Dividends - Unaffiliated	$20,639	$103,714	$485
Dividends - Affiliated	—	—	12,065
Foreign withholding tax	(451)	—	—
Total investment income	20,188	103,714	12,550

EXPENSES:
Investment advisory fees	29,414	66,638	1,158
Total expenses	29,414	66,638	1,158
NET INVESTMENT INCOME (LOSS)	(9,226)	37,076	11,392

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(275,630)	(1,264,614)	9
Investments - Affiliated	—	—	(504)
In-kind redemptions - Unaffiliated	—	515,401	—
Foreign currency transactions	55	—	—
Net realized gain (loss)	(275,575)	(749,213)	(495)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	975,933	2,807,934	(2,639)
Investments - Affiliated	—	—	6,624
Foreign currency translation	2	—	—
Net change in unrealized appreciation (depreciation)	975,935	2,807,934	3,985
NET REALIZED AND UNREALIZED GAIN (LOSS)	700,360	2,058,721	3,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$691,134	$2,095,797	$14,882

(a)	Inception date is January 31, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Statements of Changes in Net Assets

	First Trust Innovation Leaders ETF (ILDR)		First Trust Expanded Technology ETF (XPND)
	Year Ended 8/31/2023	Year Ended 8/31/2022	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(9,226)	$(16,898)	$37,076	$31,444
Net realized gain (loss)	(275,575)	(345,905)	(749,213)	(1,562,992)
Net change in unrealized appreciation (depreciation)	975,935	(994,121)	2,807,934	(2,600,150)
Net increase (decrease) in net assets resulting from operations	691,134	(1,356,924)	2,095,797	(4,131,698)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(5,085)	(50,226)	(16,900)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	11,762,394	2,079,627	3,331,179	4,886,380
Cost of shares redeemed	—	(1,125,105)	(14,148,114)	(1,837,015)
Net increase (decrease) in net assets resulting from shareholder transactions	11,762,394	954,522	(10,816,935)	3,049,365
Total increase (decrease) in net assets	12,453,528	(407,487)	(8,771,364)	(1,099,233)

NET ASSETS:
Beginning of period	3,035,686	3,443,173	15,299,953	16,399,186
End of period	$15,489,214	$3,035,686	$6,528,589	$15,299,953

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	200,002	150,002	900,002	750,002
Shares sold	650,000	100,000	200,000	250,000
Shares redeemed	—	(50,000)	(800,000)	(100,000)
Shares outstanding, end of period	850,002	200,002	300,002	900,002

(a)	Inception date is January 31, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Multi-Strategy Alternative ETF (LALT)
Period Ended 8/31/2023 (a)

$11,392
(495)
3,985
14,882

(4,620)

1,000,528
—
1,000,528
1,010,790

—
$1,010,790

—
50,002
—
50,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights
For a share outstanding throughout each period
First Trust Innovation Leaders ETF (ILDR)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$15.18	$22.95	$20.07
Income from investment operations:
Net investment income (loss)	(0.04) (b)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	3.08	(7.66)	2.90
Total from investment operations	3.04	(7.74)	2.88
Distributions paid to shareholders from:
Net investment income	—	(0.00) (c)	—
Net realized gain	—	(0.03)	—
Total distributions	—	(0.03)	—
Net asset value, end of period	$18.22	$15.18	$22.95
Total return (d)	20.03%	(33.75)%	14.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,489	$3,036	$3,443
Ratio of total expenses to average net assets	0.75%	0.75%	0.75% (e)
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.51)%	(0.49)% (e)
Portfolio turnover rate (f)	51%	58%	9%

(a)	Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Expanded Technology ETF (XPND)

	Year Ended August 31,		Period Ended 8/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$17.00	$21.87	$20.18
Income from investment operations:
Net investment income (loss)	0.06 (b)	0.04	(0.00) (c)
Net realized and unrealized gain (loss)	4.77	(4.89)	1.69
Total from investment operations	4.83	(4.85)	1.69
Distributions paid to shareholders from:
Net investment income	(0.07)	(0.02)	—
Net asset value, end of period	$21.76	$17.00	$21.87
Total return (d)	28.55%	(22.19)%	8.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,529	$15,300	$16,399
Ratio of total expenses to average net assets	0.65%	0.65%	0.65% (e)
Ratio of net investment income (loss) to average net assets	0.36%	0.19%	(0.03)% (e)
Portfolio turnover rate (f)	81%	88%	0%

(a)	Inception date is June 14, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VIII
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Multi-Strategy Alternative ETF (LALT)

Period Ended 8/31/2023 (a)

Net asset value, beginning of period	$20.01
Income from investment operations:
Net investment income (loss) (b)	0.23
Net realized and unrealized gain (loss)	0.06
Total from investment operations	0.29
Distributions paid to shareholders from:
Net investment income	(0.09)
Net asset value, end of period	$20.21
Total return (c)	1.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,011
Ratio of total expenses to average net assets (d)	0.20% (e)
Ratio of net investment income (loss) to average net assets	1.97% (e)
Portfolio turnover rate (f)	17%

(a)	Inception date is January 31, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VIII
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

First Trust Innovation Leaders ETF – (ticker “ILDR”)
First Trust Expanded Technology ETF – (ticker “XPND”)
First Trust Multi-Strategy Alternative ETF – (ticker “LALT”)(1)

(1)	Commenced investment operations on January 31, 2023.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. ILDR’s investment objective seeks to provide capital appreciation. XPND’s investment objective seeks to provide long-term capital appreciation. LALT’s investment objective is long-term total return.
Under normal market conditions, ILDR will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and depository receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation.
Under normal market conditions, XPND will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund’s investment advisor as either information technology companies or financial companies and communication services companies whose operations are principally derived from and/or dependent upon technology. Prior to March 16, 2023, consumer discretionary companies were included in the Fund’s strategy. As of that date, financial companies replaced consumer discretionary companies in the strategy.
Under normal market conditions, LALT allocates its assets amongst a variety of alternative asset categories and strategies in an effort to provide lower correlation and diversifying risk exposures compared to traditional equity and fixed income benchmarks (e.g., the S&P 500® Index or Bloomberg Aggregate Bond Index) over various market cycles.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the value of similar foreign securities traded on other foreign markets;
 2)
ADR trading of similar securities;
 3)
closed-end fund or exchange-traded fund trading of similar securities;
 4)
foreign currency exchange activity;
 5)
the trading prices of financial products that are tied to baskets of foreign securities;
 6)
factors relating to the event that precipitated the pricing problem;
 7)
whether the event is likely to recur
 8)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
 9)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of August 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
D. Affiliated Transactions
LALT invests in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments  at August 31, 2023 and for the fiscal period then ended are as follows:

Security Name	Shares at 8/31/2023	Value at 1/31/2023*	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 8/31/2023	Dividend Income
First Trust Alternative Absolute Return Strategy ETF	7,548	$—	$225,996	$(211)	$(7,120)	$1	$218,666	$2,781
First Trust Global Tactical Commodity Strategy Fund	4,343	—	106,774	(96)	(490)	(2)	106,186	1,458
First Trust Long/Short Equity ETF	1,876	—	103,062	(8,851)	6,126	235	100,572	664
First Trust Low Duration Opportunities ETF	—	—	101,367	(100,526)	—	(841)	—	1,410
First Trust Managed Futures Strategy Fund	4,438	—	215,820	(7,086)	7,743	121	216,598	2,868
First Trust Merger Arbitrage ETF	5,950	—	119,617	(140)	1,427	—	120,904	273
First Trust TCW Unconstrained Plus Bond ETF	4,101	—	101,920	(1,186)	(1,062)	(18)	99,654	2,611
		$—	$974,556	$(118,096)	$6,624	$(504)	$862,580	$12,065

*	Commenced investment operations on January 31, 2023
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Innovation Leaders ETF	$—	$—	$—
First Trust Expanded Technology ETF	50,226	—	—
First Trust Multi-Strategy Alternative ETF	4,620	—	—
The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Innovation Leaders ETF	$5,085	$—	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Expanded Technology ETF	$16,900	$—	$—
As of August 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Innovation Leaders ETF	$(4,454)	$(805,741)	$277,550
First Trust Expanded Technology ETF	1,394	(2,821,732)	1,017,721
First Trust Multi-Strategy Alternative ETF	6,772	(486)	3,976
F. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For ILDR and XPND, the taxable years ended 2021, 2022 and 2023 remain open to federal and state audit. For LALT, the taxable year ended 2023 remains open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Innovation Leaders ETF	$805,741
First Trust Expanded Technology ETF	2,821,732
First Trust Multi-Strategy Alternative ETF	486
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended August 31, 2023, the following Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:

Qualified Late Year Losses
	Ordinary Losses	Capital Losses
First Trust Innovation Leaders ETF	$4,454	$—
First Trust Expanded Technology ETF	—	—
First Trust Multi-Strategy Alternative ETF	—	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended August 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Innovation Leaders ETF	$15,303	$(55)	$(15,248)
First Trust Expanded Technology ETF	—	(488,167)	488,167
First Trust Multi-Strategy Alternative ETF	—	—	—
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Innovation Leaders ETF	$15,212,467	$981,039	$(703,491)	$277,548
First Trust Expanded Technology ETF	5,511,717	1,100,925	(83,204)	1,017,721
First Trust Multi-Strategy Alternative ETF	1,005,791	15,906	(11,930)	3,976
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective November 1, 2022, for ILDR and XPND, and for LALT from its date of inception, January 31, 2023, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	ILDR
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
Breakpoints	XPND	LALT
Fund net assets up to and including $2.5 billion	0.65000%	0.20000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.19500%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.19000%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.18500%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%	0.18000%
Fund net assets greater than $15 billion	0.55250%	0.17000%
Prior to November 1, 2022, ILDR and XPND paid First Trust an annual unitary management fee based on each Fund’s average daily net assets at the following rates:

Rate
First Trust Innovation Leaders ETF	0.75%
First Trust Expanded Technology ETF	0.65%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended August 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Innovation Leaders ETF	$2,025,628	$2,162,294
First Trust Expanded Technology ETF	8,239,844	8,256,936
First Trust Multi-Strategy Alternative ETF	173,699	168,471
For the fiscal period ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Innovation Leaders ETF	$11,329,942	$—
First Trust Expanded Technology ETF	3,321,351	14,110,879
First Trust Multi-Strategy Alternative ETF	1,001,049	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023
shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024 for ILDR and XPND, and January 27, 2025 for LALT.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Innovation Leaders ETF, First Trust Expanded Technology ETF, and First Trust Multi-Strategy Alternative ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VIII, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Innovation Leaders ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from May 25, 2021 (commencement of investment operations) through August 31, 2021
First Trust Expanded Technology ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and for the period from June 14, 2021 (commencement of investment operations) through August 31, 2021
First Trust Multi-Strategy Alternative ETF	For the period from January 31, 2023 (commencement of investment operations) through August 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended August 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Innovation Leaders ETF	0.00%
First Trust Expanded Technology ETF	100.00%
First Trust Multi-Strategy Alternative ETF	0.00%
For the taxable period ended August 31, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Innovation Leaders ETF	0.00%
First Trust Expanded Technology ETF	100.00%
First Trust Multi-Strategy Alternative ETF	0.00%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
“junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $9,570. This figure is comprised of $371 paid (or to be paid) in fixed compensation and $9,199 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $5,047 paid (or to be paid) to senior management of First Trust Advisors L.P. and $4,523 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust Innovation Leaders ETF (ILDR)
First Trust Expanded Technology ETF (XPND)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  The Board noted that each Fund is an actively-managed ETF and noted that the Advisor’s Research Group is responsible for the day-to-day management of the Funds’ investments.  The Board considered the background and experience of the members of the Research Group and noted the Board’s prior meetings with members of the Research Group.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Research Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was below the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that each Fund outperformed its respective Performance Universe median and underperformed its respective benchmark index for the one-year period ended December 31, 2022.

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the

Additional Information (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VIII
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

First Trust Multi-Manager Large Growth ETF (MMLG)
Wellington Management Company LLP
Sands Capital Management, LLC

First Trust Multi-Manager Large Growth ETF (MMLG)
Annual Report
August 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Wellington Management Company LLP (“Wellington”) and/or Sands Capital Management, LLC (“Sands Capital”) (each, a “Sub-Advisor” and together, “Sub-Advisors”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (First Trust Multi-Manager Large Growth ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Multi-Manager Large Growth ETF (MMLG)
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for the First Trust Multi-Manager Large Growth ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended August 31, 2023.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Multi-Manager Large Growth ETF (MMLG)
The First Trust Multi-Manager Large Growth ETF (the “Fund”) seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those companies with market capitalizations within the market capitalization range of the companies comprising the Russell 1000® Growth Index (as of the index’s most recent reconstitution). The Fund’s portfolio is principally composed of common stocks issued by companies domiciled in the United States, common stocks issued by non-U.S. companies that are principally traded in the United States and American Depositary Receipts. The Fund utilizes a multi-manager approach to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple portfolio management teams. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “MMLG.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (7/21/20) to 8/31/23	Inception (7/21/20) to 8/31/23
Fund Performance
NAV	19.90%	3.08%	9.90%
Market Price	19.86%	3.05%	9.80%
Index Performance
Russell 1000® Growth Index	21.94%	11.94%	42.05%
Russell 1000® Index	15.40%	12.25%	43.27%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	44.2%
Consumer Discretionary	15.0
Communication Services	11.7
Health Care	10.4
Financials	8.3
Industrials	5.1
Consumer Staples	2.3
Real Estate	2.0
Materials	0.6
Energy	0.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Microsoft Corp.	9.5%
Amazon.com, Inc.	7.3
NVIDIA Corp.	6.7
ServiceNow, Inc.	4.8
Apple, Inc.	4.6
Meta Platforms, Inc., Class A	4.1
Visa, Inc., Class A	3.2
Alphabet, Inc., Class A	2.9
Dexcom, Inc.	2.7
Uber Technologies, Inc.	2.2
Total	48.0%

Performance of a $10,000 Initial Investment
July 21, 2020 - August 31, 2023

$16,000
$14,000
$12,000
$10,000
$8,000
$14,327
$14,205
$10,990
7/21/20
8/31/20
2/28/21
8/31/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust Multi-Manager Large Growth ETF
Russell 1000® Growth Index
Russell 1000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Multi-Manager Large Growth ETF (MMLG)
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Multi-Manager Large Growth ETF (“MMLG” or the “Fund”). The following serve as investment sub-advisors (each, a “Sub-Advisor”) to the Fund:Wellington Management Company LLP (“Wellington”) and Sands Capital Management, LLC (“Sands Capital”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, selecting and overseeing the investment sub-advisors, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The Advisor’s Investment Committee, which manages the Fund’s investments, consists of:
• Daniel J. Lindquist, Managing Director of First Trust
• Jon C. Erickson, Senior Vice President of First Trust
• David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
• Roger F. Testin, Senior Vice President of First Trust
• Stan Ueland, Senior Vice President of First Trust
• Chris A. Peterson, CFA, Senior Vice President of First Trust
• Erik Russo, Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund, while each of the Sub-Advisor portfolio managers provides non-discretionary investment advice to the Investment Committee. Each portfolio manager and member of the Advisor’s Investment Committee has served as a part of the portfolio management team of the Fund since inception, except for Erik Russo, who has served as part of the portfolio management team of the Fund since December 2020.
Sub-Advisor Portfolio Managers
Wellington
• Douglas W. McLane, CFA, Senior Managing Director, Partner and Equity Portfolio Manager
Sands Capital
• Frank M. Sands, CFA, Chief Investment Officer and Chief Executive Officer
• Wesley A. Johnston, CFA, Senior Portfolio Manager and Research Analyst
• Thomas H. Trentman, CFA, Senior Portfolio Manager and Research Analyst
Effective December 31, 2022, Michael A. Sramek retired from Sands Capital Management, LLC, and will no longer serve as a portfolio manager of the Fund.
Commentary
Market Recap
U.S. equities, as measured by the S&P 500® Index, posted positive results over the 12-month period ended August 31, 2023.
In September 2022, U.S. equities fell by the most since March 2020 amid recession fears, persistently high inflation, and uncertainty about corporate earnings. Stocks tumbled and Treasury bond yields rose to multi-year highs after a spike in core consumer prices indicated that inflation continued to mount across broader areas of the economy. In the fourth quarter of 2022, U.S. equities rallied following three straight quarterly declines. Greater optimism that the Federal Reserve (the “Fed”) would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November 2022 before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters.
During the first quarter of 2023, U.S. equities surged higher. The sudden collapse of two U.S. regional banks in March 2023 prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors grappled to assess the impact of tightening credit conditions and the path of interest rates and inflation. In the second quarter of 2023, U.S. equities advanced for the third straight quarter. This was largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-

Portfolio Commentary (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
Annual Report
August 31, 2023 (Unaudited)
forecast, first quarter 2023 corporate earnings and improving earnings prospects bolstered market sentiment. In August 2023, U.S. equities snapped a five-month stretch of gains as stocks were weighed down by rising government bond yields and bank credit-rating downgrades. An improved outlook for U.S. economic growth bolstered views that the Fed would keep interest rates higher for longer than previously expected.
Performance Analysis
For the 12-month period ended August 31, 2023, the Fund returned 19.90% on a net asset value basis and 19.86% based on market price. This is compared to the Russell 1000® Growth Index (“the Benchmark”) return of 21.94%. The Fund underperformed the Benchmark for the same period.
The underperformance for the period was driven by stock selection within the Communication Services sector where the Fund’s holdings meaningfully underperformed those in the Benchmark. An off-Benchmark holding in Sea Ltd., a personal computer and mobile digital content, e-commerce, and payment platforms company, was down 39.3% on growth concerns and after sales missed estimates. An overweight position in the Match Group, Inc. hurt as the stock was down 17.1%. Ill-timed exposure to Meta Platforms, Inc. resulted in marginally positive returns for the Fund while the stock was up 81.6% in the Benchmark. The Fund’s holdings in the Financials sector underperformed largely on the back of an overweight to Block, Inc., a financial services and digital payments company, which traded down on mixed results and was the target of a short seller’s report. Offsetting some of the underperformance was positioning in the Consumer Discretionary sector where the Fund avoided holding Lucid Group, Inc. which was down 64.3%.
Market and Fund Outlook
Both the U.S. economy and equity indices have proven resilient since the mid-March 2023 instability in financial markets. Equity markets have been driven in large part by strong year-to-date performance, concentrated within three sectors:Information Technology, Communication Services, and Consumer Discretionary. Further, within those respective groupings, it has been the “mega-caps” that have driven a disproportionate share of the outperformance. Optimism surrounding “Generative-AI” has reversed the weaker sentiment prevalent within Technology stocks in the latter half of 2022 when layoffs, fears of over-capacity, and slowing tech spending were the dominant narratives.
Key inflation measures like the Core Personal Consumption Expenditure Price Index have shown continued improvement, yet they still remain well above the Fed’s 2.0% target rate. While the Fed paused in June 2023 for the first time since it began its
10-consecutive interest hikes dating back to spring 2022, it is likely that the current interest rate hike cycle has not yet come to an end, in our view. Further, it remains to be seen if the full impact of this tightening has yet to be fully felt across the U.S. economy, or if there are still remaining impacts yet to be incorporated into the second half of the year’s fundamentals from the cumulative efforts. Persistent strength in the U.S. job market continues to keep the Fed vigilant to lower forward inflationary expectations.
Consumer spending has been cooling this year as excess savings and higher interest rates make incremental spending more costly for households. In addition, the resumption of student debt payments in the fall of 2023 represents another incremental headwind to spending for a large cohort of consumers that have not serviced $1.7 trillion in student debt since March 2020.
Outside the U.S., geo-political instability remains above normal given the continuing European conflict and increasing friction between the U.S. and China over advanced technology. Weaker trends in key European economies and a more sluggish recovery in China also bear watching.

First Trust Multi-Manager Large Growth ETF (MMLG)
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of First Trust Multi-Manager Large Growth ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Multi-Manager Large Growth ETF (MMLG)
Actual	$1,000.00	$1,205.00	0.85%	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Multi-Manager Large Growth ETF (MMLG)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 98.6%
	Aerospace & Defense — 0.5%
2,267	RTX Corp.	$195,053
	Automobiles — 0.8%
1,307	Tesla, Inc. (a)	337,311
	Beverages — 1.7%
2,802	Brown-Forman Corp., Class B	185,296
983	Constellation Brands, Inc., Class A	256,131
4,483	Monster Beverage Corp. (a)	257,369
		698,796
	Biotechnology — 0.4%
4,286	Ultragenyx Pharmaceutical, Inc. (a)	157,682
	Broadline Retail — 7.3%
21,681	Amazon.com, Inc. (a)	2,992,195
	Building Products — 0.6%
1,614	Fortune Brands Innovations, Inc.	111,399
2,221	Johnson Controls International PLC	131,172
		242,571
	Chemicals — 0.7%
977	Sherwin-Williams (The) Co.	265,470
	Commercial Services & Supplies — 0.4%
1,209	Republic Services, Inc.	174,253
	Communications Equipment — 0.5%
740	Motorola Solutions, Inc.	209,842
	Construction & Engineering — 0.4%
3,628	WillScot Mobile Mini Holdings Corp. (a)	148,821
	Consumer Finance — 0.3%
844	American Express Co.	133,344
	Electronic Equipment, Instruments & Components — 1.6%
2,730	Amphenol Corp., Class A	241,277
1,273	CDW Corp.	268,794
1,349	Jabil, Inc.	154,353
		664,424
	Entertainment — 2.6%
1,921	Netflix, Inc. (a)	833,099
6,687	Sea Ltd., ADR (a)	251,632
		1,084,731
	Financial Services — 6.9%
13,364	Block, Inc. (a)	770,435
745	FleetCor Technologies, Inc. (a)	202,439
Shares	Description	Value

	Financial Services (Continued)
1,469	Mastercard, Inc., Class A	$606,168
5,239	Visa, Inc., Class A	1,287,117
		2,866,159
	Ground Transportation — 2.2%
19,322	Uber Technologies, Inc. (a)	912,578
	Health Care Equipment & Supplies — 5.1%
1,389	Abbott Laboratories	142,928
1,064	Align Technology, Inc. (a)	393,829
11,081	Dexcom, Inc. (a)	1,118,959
3,575	Edwards Lifesciences Corp. (a)	273,380
2,336	Hologic, Inc. (a)	174,593
		2,103,689
	Health Care Providers & Services — 1.3%
1,084	UnitedHealth Group, Inc.	516,613
	Health Care Technology — 0.3%
606	Veeva Systems, Inc., Class A (a)	126,472
	Hotels, Restaurants & Leisure — 3.2%
3,652	Airbnb, Inc., Class A (a)	480,420
148	Chipotle Mexican Grill, Inc. (a)	285,143
6,646	DoorDash, Inc., Class A (a)	559,128
		1,324,691
	Insurance — 0.9%
2,101	Arch Capital Group Ltd. (a)	161,483
1,089	Chubb Ltd.	218,747
		380,230
	Interactive Media & Services — 8.9%
8,614	Alphabet, Inc., Class A (a)	1,172,968
2,017	Alphabet, Inc., Class C (a)	277,035
9,191	Match Group, Inc. (a)	430,782
5,607	Meta Platforms, Inc., Class A (a)	1,659,055
6,974	ZoomInfo Technologies, Inc. (a)	125,672
		3,665,512
	IT Services — 4.3%
5,679	Cloudflare, Inc., Class A (a)	369,306
1,602	GoDaddy, Inc., Class A (a)	116,161
10,610	Shopify, Inc., Class A (a)	705,459
3,745	Snowflake, Inc., Class A (a)	587,403
		1,778,329
	Life Sciences Tools & Services — 1.7%
6,660	10X Genomics, Inc., Class A (a)	345,321
651	Danaher Corp.	172,515
358	Thermo Fisher Scientific, Inc.	199,442
		717,278
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery — 0.7%
744	Deere & Co.	$305,739
	Oil, Gas & Consumable Fuels — 0.5%
783	Pioneer Natural Resources Co.	186,299
	Personal Care Products — 0.5%
1,380	Estee Lauder (The) Cos., Inc., Class A	221,531
	Pharmaceuticals — 1.5%
1,099	Eli Lilly & Co.	609,066
	Professional Services — 0.2%
327	Paycom Software, Inc.	96,413
	Real Estate Management & Development — 1.9%
9,774	CoStar Group, Inc. (a)	801,370
	Semiconductors & Semiconductor Equipment — 12.7%
1,407	Advanced Micro Devices, Inc. (a)	148,748
550	Broadcom, Inc.	507,589
5,745	Entegris, Inc.	581,796
460	KLA Corp.	230,860
1,162	Lam Research Corp.	816,189
5,549	NVIDIA Corp.	2,738,709
1,425	Texas Instruments, Inc.	239,486
		5,263,377
	Software — 20.0%
581	ANSYS, Inc. (a)	185,263
4,130	Atlassian Corp., Class A (a)	842,768
640	Cadence Design Systems, Inc. (a)	153,882
6,694	Datadog, Inc., Class A (a)	645,837
11,848	Microsoft Corp.	3,883,301
818	Palo Alto Networks, Inc. (a)	199,019
788	Salesforce, Inc. (a)	174,510
3,323	ServiceNow, Inc. (a)	1,956,682
846	Workday, Inc., Class A (a)	206,847
		8,248,109
	Specialty Retail — 2.3%
4,050	Floor & Decor Holdings, Inc., Class A (a)	403,785
223	O’Reilly Automotive, Inc. (a)	209,553
3,810	TJX (The) Cos., Inc.	352,349
		965,687
	Technology Hardware, Storage & Peripherals — 4.5%
9,869	Apple, Inc.	1,854,089
Shares	Description	Value

	Textiles, Apparel & Luxury Goods — 1.2%
578	Lululemon Athletica, Inc. (a)	$220,368
2,745	NIKE, Inc., Class B	279,194
		499,562
	Total Common Stocks	40,747,286
	(Cost $46,152,223)
MONEY MARKET FUNDS — 1.4%
586,864	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (b)	586,864
	(Cost $586,864)

	Total Investments — 100.0%	41,334,150
	(Cost $46,739,087)
	Net Other Assets and Liabilities — (0.0)%	(9,812)
	Net Assets — 100.0%	$41,324,338

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2023.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$40,747,286	$40,747,286	$—	$—
Money Market Funds	586,864	586,864	—	—
Total Investments	$41,334,150	$41,334,150	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Statement of Assets and Liabilities
August 31, 2023

ASSETS:
Investments, at value	$41,334,150
Dividends receivable	19,394
Total Assets	41,353,544

LIABILITIES:
Investment advisory fees payable	29,206
Total Liabilities	29,206
NET ASSETS	$41,324,338

NET ASSETS consist of:
Paid-in capital	$62,754,708
Par value	19,000
Accumulated distributable earnings (loss)	(21,449,370)
NET ASSETS	$41,324,338
NET ASSET VALUE, per share	$21.75
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,900,002
Investments, at cost	$46,739,087
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Statement of Operations
For the Year Ended August 31, 2023

INVESTMENT INCOME:
Dividends	$244,067
Total investment income	244,067

EXPENSES:
Investment advisory fees	372,131
Total expenses	372,131
NET INVESTMENT INCOME (LOSS)	(128,064)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,780,052)
In-kind redemptions	(5,439,946)
Net realized gain (loss)	(14,219,998)
Net change in unrealized appreciation (depreciation) on investments	19,933,088
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,713,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,585,026
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Statements of Changes in Net Assets

	Year Ended 8/31/2023	Year Ended 8/31/2022
OPERATIONS:
Net investment income (loss)	$(128,064)	$(545,799)
Net realized gain (loss)	(14,219,998)	(7,350,581)
Net change in unrealized appreciation (depreciation)	19,933,088	(40,729,422)
Net increase (decrease) in net assets resulting from operations	5,585,026	(48,625,802)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	11,734,001
Cost of shares redeemed	(27,738,996)	(70,634,728)
Net increase (decrease) in net assets resulting from shareholder transactions	(27,738,996)	(58,900,727)
Total increase (decrease) in net assets	(22,153,970)	(107,526,529)

NET ASSETS:
Beginning of period	63,478,308	171,004,837
End of period	$41,324,338	$63,478,308

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,500,002	6,050,002
Shares sold	—	550,000
Shares redeemed	(1,600,000)	(3,100,000)
Shares outstanding, end of period	1,900,002	3,500,002
See Notes to Financial Statements

First Trust Multi-Manager Large Growth ETF (MMLG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended August 31,			Period Ended 8/31/2020 (a)
	2023	2022	2021
Net asset value, beginning of period	$18.14	$28.27	$21.86	$19.84
Income from investment operations:
Net investment income (loss)	(0.05) (b)	(0.18)	0.01	(0.00) (c)
Net realized and unrealized gain (loss)	3.66	(9.95)	6.46	2.02
Total from investment operations	3.61	(10.13)	6.47	2.02
Distributions paid to shareholders from:
Net investment income	—	—	(0.04)	—
Net realized gain	—	—	(0.02)	—
Total distributions	—	—	(0.06)	—
Net asset value, end of period	$21.75	$18.14	$28.27	$21.86
Total return (d)	19.90%	(35.83)%	29.65%	10.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,324	$63,478	$171,005	$2,186
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.29)%	(0.49)%	(0.49)%	(0.21)% (e)
Portfolio turnover rate (f)	29%	31%	21%	2%

(a)	Inception date is July 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the First Trust Multi-Manager Large Growth ETF (the “Fund”), which trades under the ticker “MMLG” on the NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those companies with market capitalizations within the market capitalization range of the companies comprising the Russell 1000® Growth Index (as of the index’s most recent reconstitution). The Fund’s portfolio is principally composed of common stocks issued by companies domiciled in the United States, common stocks issued by non-U.S. companies that are principally traded in the United States and American Depositary Receipts. The Fund utilizes a multi-manager approach to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The Fund did not pay a distribution during its fiscal years ended August 31, 2023 and August 31, 2022.
As of August 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(78,472)
Accumulated capital and other gain (loss)	(15,819,658)
Net unrealized appreciation (depreciation)	(5,551,240)
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2023, for federal income tax purposes, the Fund had $15,819,658 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2023, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

Qualified Late Year Losses
Ordinary Losses	Capital Losses
$78,472	$—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2023, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$301,338	$6,253,078	$(6,554,416)
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$46,885,390	$4,548,924	$(10,100,164)	$(5,551,240)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the Fund’s portfolio based on recommendations provided by the Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. Effective November 1, 2022, the annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion up to and including $15 billion	0.76500%
Fund net assets greater than $15 billion	0.72250%
Prior to November 1, 2022, the Fund paid First Trust an annual management fee equal to 0.85% of its average daily net assets.
The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Wellington Management Company LLP (“Wellington”) and Sands Capital Management, LLC (“Sands Capital”) (each, a “Sub-Advisor” and together, “Sub-Advisors”), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the “Sub-Advisory Agreements”). In this capacity, Wellington and Sands Capital are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund’s portfolio they have been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.30% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.30% of the average daily net assets of the portion of the Fund’s assets allocated to that sub-advisor). Each Sub-Advisor’s fees are paid by First Trust out of First Trust’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023
and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $12,708,346 and $12,980,803, respectively.
For the fiscal year ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $0 and $27,217,784, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Multi-Manager Large Growth ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended August 31, 2023, 2022, and 2021, and for the period from July 21, 2020 (commencement of investment operations) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2023, 2022, and 2021, and for the period from July 21, 2020 (commencement of investment operations) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
There were no distributions made by MMLG during the Fund’s fiscal year ended August 31, 2023; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of First Trust Multi-Manager Large Growth ETF (the “Fund”), and First Trust Advisors L.P. (the “Advisor”); the Investment Sub-Advisory Agreement (the “Sands Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Sands Capital Management, LLC (“Sands”); and the Investment Sub-Advisory Agreement (the “Wellington Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Wellington Management Company LLP (“Wellington”).  The Sands Sub-Advisory Agreement and the Wellington Sub-Advisory Agreement are collectively referred to as the “Sub-Advisory Agreements.”  Sands and Wellington are each referred to as a “Sub-Advisor” and collectively as the “Sub-Advisors.”  The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the “Agreements.”  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fees as compared to fees charged to other clients of the Sub-Advisors; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial

Additional Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
data for each Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisors; and information on the Advisor’s and each Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements.  The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the allocation of assets between the Sub-Advisors performed by members of the Advisor’s Investment Committee, as well as the background and experience of the persons responsible for such services.  The Board considered that each Sub-Advisor acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund’s portfolio trades.  The Board noted that the Advisor oversees the management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, each Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreements, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisors actively manage the Fund’s investments. The Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor’s non-discretionary management of the portion of the Fund’s assets allocated to it.  In considering Wellington’s services to the Fund, the Board noted the background and experience of Wellington’s portfolio management team, including the Board’s prior meetings with members of Wellington’s portfolio management team.  In addition to the written materials provided by Sands, at the April 17, 2023 meeting, the Board also received a presentation from representatives of Sands, who discussed the services that Sands provides to the Fund.  In considering Sands’ services to the Fund, the Board noted the background and experience of Sands’ portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and the Sub-Advisors have managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided.  The Board noted that the Advisor pays each Sub-Advisor a separate sub-advisory fee from the unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board

Additional Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisors for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2022.  The Board noted Sands’ discussion of the performance of the Fund’s assets allocated to Sands at the April 17, 2023 meeting, noting that such allocation was a primary driver of the Fund’s underperformance over the period reviewed.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
With respect to the Sands Sub-Advisory Agreement, the Board considered Sands’ statements that it did not believe there are any specific economies of scale in connection with providing sub-advisory services to the Fund that will benefit the Fund’s shareholders and that Sands believes that the sub-advisory fee is appropriate given the services provided to the Fund.  The Board noted that the Advisor pays Sands from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of Sands with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by Sands from its relationship with the Fund, and noted Sands’ statement that there are no indirect benefits expected to be derived as part of its relationship with the Fund given that the Advisor is responsible for trade execution.  The Board noted that Sands acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund.  The Board concluded that the character and amount of potential indirect benefits to Sands were not unreasonable.
With respect to the Wellington Sub-Advisory Agreement, the Board considered Wellington’s statement that it believes the sub-advisory fee reflects the economies of scale inherent in providing investment advice to funds similar in size to the Fund, and that Wellington believes the fee schedule is competitive given the nature and quality of service provided by Wellington.  The Board noted that the Advisor pays Wellington from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of Wellington with respect to the Fund.  The Board concluded

Additional Information (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by Wellington from its relationship with the Fund, and noted Wellington’s statements that it derives no ancillary economic benefits of the type that may accrue to an adviser that also provides distribution and other services, and that although not quantifiable Wellington recognizes the reputational benefit that accrues from its relationship with the Fund and the Advisor.  The Board noted that Wellington acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund.  The Board concluded that the character and amount of potential indirect benefits to Wellington were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Multi-Manager Large Growth ETF (MMLG)
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
Wellington Management Company LLP

280 Congress Street
Boston, MA 02210
Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000
Arlington, VA 22209
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Annual Report
August 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or SkyBridge Capital II, LLC (“SkyBridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (First Trust SkyBridge Crypto Industry and Digital Economy ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for the First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended August 31, 2023.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
The First Trust SkyBridge Crypto Industry and Digital Economy ETF’s (the “Fund”) investment objective is to provide investors with capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any investment borrowings) in the common stocks and American Depositary Receipts (“ADRs”) of Crypto Industry Companies and Digital Economy Companies. Under normal market conditions, the Fund will invest at least 50% of its net assets (plus any investment borrowings) in Crypto Industry Companies. The remainder of the Fund’s net assets used to satisfy the 80% test set forth above will be invested in Digital Economy Companies. The Fund’s selection universe includes common stocks and ADRs listed on global securities exchanges, including U.S. dollar denominated and non-U.S. dollar denominated securities issued by U.S. and non-U.S. companies, including companies operating in emerging market countries.
“Crypto Industry Companies” are those companies that (i) derive at least 50% of their revenue or profits directly from goods produced or sold, investments made, or services performed in the crypto industry ecosystem and/or (ii) have at least 50% of their net assets accounted for by direct holdings of bitcoin, ether or another cryptocurrency. “Digital Economy Companies” are those companies that derive at least 50% of their revenue or profits directly from goods produced or sold, investments made, or services performed in the digital economy ecosystem. The Fund will not directly invest in digital assets (including bitcoin, other cryptocurrencies or initial coin offerings), or indirectly through the use of derivatives or through investments in funds or trusts that hold digital assets. As the Fund does not directly or indirectly invest in cryptocurrencies or other digital assets, the Fund does not expect to track the price movement of any cryptocurrencies or other digital assets.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (9/20/21) to 8/31/23	Inception (9/20/21) to 8/31/23
Fund Performance
NAV	-7.95%	-45.34%	-69.12%
Market Price	-8.10%	-45.39%	-69.17%
Index Performance
S&P 500® Index	15.94%	3.41%	6.74%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	61.6%
Financials	29.0
Communication Services	9.0
Consumer Discretionary	0.4
Total	100.0%

Country Allocation†	% of Total Long-Term Investments
United States	79.5%
Cayman Islands	11.1
Australia	4.5
Canada	4.4
Taiwan	0.3
Netherlands	0.2
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation.

Top Ten Holdings	% of Total Long-Term Investments
MicroStrategy, Inc., Class A	21.6%
Coinbase Global, Inc., Class A	18.4
Galaxy Digital Holdings Ltd.	7.9
NVIDIA Corp.	4.6
Alphabet, Inc., Class C	4.5
Iris Energy Ltd.	4.5
Cipher Mining, Inc.	4.5
Riot Platforms, Inc.	4.5
Microsoft Corp.	4.5
Meta Platforms, Inc., Class A	4.4
Total	79.4%

Performance of a $10,000 Initial Investment
September 20, 2021 - August 31, 2023
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$10,674
$3,088
9/20/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust SkyBridge Crypto Industry and Digital Economy ETF
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors, L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust SkyBridge Crypto Industry and Digital Economy ETF (“CRPT” or the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
SkyBridge Capital II, LLC (“SkyBridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in New York, New York.
SkyBridge Capital II, LLC Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
Anthony Scaramucci – Founder and Managing Partner
Brett Messing – President and Co-Chief Investment Officer
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since September 2021.
Market Recap
Markets experienced significant volatility over the 12-month period ended August 31, 2023, with weakness in late 2022 driven by the narrative that macroeconomic headwinds, including a rising interest rates environment and continued inflationary pressures, would be challenging for equities investors headed into 2023. That said, after bottoming in October 2022, equities have been persistently strong, with the S&P 500® Index returning 15.94% over the period, seemingly pricing in an expected “soft landing,” meaning – as the Federal Reserve interest rate hikes may be over, inflation is subsiding, unemployment remains low and the U.S. consumer remains strong – a U.S. recession may be avoided. As sentiment shifted, U.S. equities performed very strongly in the latter portion of the reporting period. The year 2022 was a difficult environment for the crypto industry generally, driven by several crypto industry-specific adverse events, including the demise of crypto brokerage FTX late in the year. The resulting contagion effect impacted all crypto and crypto industry equities. Bitcoin, the largest digital asset by market capitalization, posted a month-end reporting period low of $16,603 on December 31, 2022. However, Bitcoin has proven resilient, ultimately ending the reporting period at $26,117.
Performance Analysis
For the 12-month period ended August 31, 2023, we believe the Fund successfully executed its thematic mandate to provide exposure to companies that SkyBridge views as “Crypto Industry and Digital Economy Leaders,” meaning firms that are driving cryptocurrency and crypto assets-related innovation. However, performance was disappointing with the Fund returning -7.95% on a net asset value basis over the period compared to 15.94% for the S&P 500® Index. The Fund’s underperformance relative to the S&P 500® Index is due primarily to its exposure to crypto industry equities that experienced negative idiosyncratic events over the period (most importantly, the wind down and liquidation of crypto industry-focused bank Silvergate Capital Corp.) as well as several smaller cap Bitcoin miners (for example, Core Scientific, Inc. and Bitfarms, Ltd.) that were negatively impacted by the sharp decline in Bitcoin’s value late in 2022 and were fully exited by the Fund at losses. These losses were partially offset by strong performance in core positions Coinbase Global, Inc. and MicroStrategy, Inc., as well as Bitcoin miners Marathon Digital Holdings, Inc. and Riot Blockchain, Inc., which rallied sharply as Bitcoin’s price rallied in 2023.
Market and Fund Outlook
It is presently an especially challenging macroeconomic environment in which to invest and we believe cryptocurrencies, and Bitcoin specifically, should have an important place in the discussion about how to best allocate capital given this backdrop. We view Bitcoin to be an alternative to government-controlled fiat currencies, which are inherently prone to devaluation. Bitcoin is limited in supply. It is easily transportable and tradeable. We believe its usefulness as a sort of “digital gold” is clear. Importantly, major American financial institutions are continuing to advance Bitcoin adoption – BlackRock, Fidelity Investments, Charles Schwab Corporation, Citadel LLC, CME Group, and others globally. For example, BlackRock recently filed an application with the Securities and Exchange Commission (“SEC”) for a spot Bitcoin exchange-traded fund (“ETF”), addressing, we believe, the concerns the SEC previously raised in rejecting spot ETF applications. We remain confident in our long-term thesis on Bitcoin, and we believe the Fund

Portfolio Commentary (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Annual Report
August 31, 2023 (Unaudited)
will continue to successfully provide thematic exposure to investors seeking exposure to the public equity of firms that are driving cryptocurrency and crypto assets-related innovation.

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Actual	$1,000.00	$1,265.40	0.85%	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Broadline Retail — 0.2%
31	MercadoLibre, Inc. (a)	$42,543
	Capital Markets — 27.0%
70	BlackRock, Inc.	49,038
45,438	Coinbase Global, Inc., Class A (a)	3,616,865
401,283	Galaxy Digital Holdings Ltd. (CAD) (a)	1,541,340
463	Interactive Brokers Group, Inc., Class A	42,170
5,140	Robinhood Markets, Inc., Class A (a)	55,974
		5,305,387
	Financial Services — 1.9%
3,974	Block, Inc. (a)	229,101
109	Mastercard, Inc., Class A	44,978
854	PayPal Holdings, Inc. (a)	53,384
178	Visa, Inc., Class A	43,731
		371,194
	Interactive Media & Services — 9.0%
6,467	Alphabet, Inc., Class C (a)	888,242
2,938	Meta Platforms, Inc., Class A (a)	869,325
		1,757,567
	IT Services — 0.3%
793	Shopify, Inc., Class A (a)	52,727
	Semiconductors & Semiconductor Equipment — 6.0%
458	Advanced Micro Devices, Inc. (a)	48,420
263	Analog Devices, Inc.	47,808
64	ASML Holding N.V.	42,274
468	Microchip Technology, Inc.	38,301
1,810	NVIDIA Corp.	893,326
556	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	52,025
290	Texas Instruments, Inc.	48,737
		1,170,891
	Software — 55.4%
46,677	Bitdeer Technologies Group, Class A (a)	632,473
275,956	Cipher Mining, Inc. (a)	880,300
174,523	Cleanspark, Inc. (a)	860,398
331,095	Hut 8 Mining Corp. (a)	804,561
181,693	Iris Energy Ltd. (a)	883,028
65,067	Marathon Digital Holdings, Inc. (a)	817,892
2,672	Microsoft Corp.	875,775
Shares	Description	Value

	Software (Continued)
11,832	MicroStrategy, Inc., Class A (a)	$4,230,295
77,477	Riot Platforms, Inc. (a)	879,364
		10,864,086
	Specialty Retail — 0.2%
1,729	Overstock.com, Inc. (a)	45,144
	Total Common Stocks	19,609,539
	(Cost $27,820,094)
MONEY MARKET FUNDS — 0.1%
16,093	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (b)	16,093
	(Cost $16,093)

	Total Investments — 100.1%	19,625,632
	(Cost $27,836,187)
	Net Other Assets and Liabilities — (0.1)%	(16,195)
	Net Assets — 100.0%	$19,609,437

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of August 31, 2023.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$19,609,539	$19,609,539	$—	$—
Money Market Funds	16,093	16,093	—	—
Total Investments	$19,625,632	$19,625,632	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Statement of Assets and Liabilities
August 31, 2023

ASSETS:
Investments, at value	$19,625,632
Cash	382,440
Receivables:
Investment securities sold	2,349,323
Dividends	529
Total Assets	22,357,924

LIABILITIES:
Payables:
Investment securities purchased	2,733,159
Investment advisory fees	15,328
Total Liabilities	2,748,487
NET ASSETS	$19,609,437

NET ASSETS consist of:
Paid-in capital	$70,218,668
Par value	34,000
Accumulated distributable earnings (loss)	(50,643,231)
NET ASSETS	$19,609,437
NET ASSET VALUE, per share	$5.77
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,400,002
Investments, at cost	$27,836,187
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Statement of Operations
For the Year Ended August 31, 2023

INVESTMENT INCOME:
Dividends	$16,427
Foreign withholding tax	(216)
Total investment income	16,211

EXPENSES:
Investment advisory fees	160,326
Total expenses	160,326
NET INVESTMENT INCOME (LOSS)	(144,115)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(20,680,193)
In-kind redemptions	520,483
Foreign currency transactions	1,079
Net realized gain (loss)	(20,158,631)
Net change in unrealized appreciation (depreciation) on investments	17,713,895
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,444,736)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,588,851)
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Statements of Changes in Net Assets

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)
OPERATIONS:
Net investment income (loss)	$(144,115)	$(254,388)
Net realized gain (loss)	(20,158,631)	(27,787,045)
Net change in unrealized appreciation (depreciation)	17,713,895	(25,924,450)
Net increase (decrease) in net assets resulting from operations	(2,588,851)	(53,965,883)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,358)	(500,000)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,307,927	89,544,101
Cost of shares redeemed	(5,741,810)	(8,441,689)
Net increase (decrease) in net assets resulting from shareholder transactions	(4,433,883)	81,102,412
Total increase (decrease) in net assets	(7,027,092)	26,636,529

NET ASSETS:
Beginning of period	26,636,529	—
End of period	$19,609,437	$26,636,529

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,250,002	—
Shares sold	300,000	5,450,002
Shares redeemed	(1,150,000)	1,200,000
Shares outstanding, end of period	3,400,002	4,250,002

(a)	Inception date is September 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
Financial Highlights
For a share outstanding throughout each period

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$6.27	$18.91
Income from investment operations:
Net investment income (loss) (b)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	(0.46)	(12.36)
Total from investment operations	(0.50)	(12.44)
Distributions paid to shareholders from:
Net investment income	(0.00) (c)	(0.20)
Net realized gain	—	(0.00) (c)
Total distributions	(0.00) (c)	(0.20)
Net asset value, end of period	$5.77	$6.27
Total return (d)	(7.95)%	(66.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,609	$26,637
Ratio of total expenses to average net assets	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	(0.76)%	(0.76)% (e)
Portfolio turnover rate (f)	197%	90%

(a)	Inception date is September 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), which trades under the ticker “CRPT” on the NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks to provide investors with capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any investment borrowings) in the common stocks and American Depositary Receipts (“ADRs”) of Crypto Industry Companies and Digital Economy Companies. Under normal market conditions, the Fund will invest at least 50% of its net assets (plus any investment borrowings) in Crypto Industry Companies. The remainder of the Fund’s net assets used to satisfy the 80% test set forth above will be invested in Digital Economy Companies.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the value of similar foreign securities traded on other foreign markets;
 2)
ADR trading of similar securities;
 3)
closed-end fund or exchange-traded fund trading of similar securities;
 4)
foreign currency exchange activity;
 5)
the trading prices of financial products that are tied to baskets of foreign securities;
 6)
factors relating to the event that precipitated the pricing problem;
 7)
whether the event is likely to recur
 8)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
 9)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal year ended August 31, 2023 and the fiscal period ended August 31, 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$4,358	$500,000
Capital gains	—	—
Return of capital	—	—
As of August 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(93,745)
Accumulated capital and other gain (loss)	(37,877,638)
Net unrealized appreciation (depreciation)	(12,671,848)

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 and taxable year ended 2023 remain open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2023, for federal income tax purposes, the Fund had $37,877,638 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2023, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

Qualified Late Year Losses
Ordinary Losses	Capital Losses
$93,745	$—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$785,446	$1,566,282	$(2,351,728)
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$32,297,480	$1,409,282	$(14,081,130)	$(12,671,848)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
SkyBridge Capital II, LLC (“SkyBridge” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and SkyBridge, First Trust will supervise SkyBridge and its management of the investment of the Fund’s assets and will pay SkyBridge for its services as the Fund’s sub-advisor. SkyBridge receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective November 1, 2022, the annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to SkyBridge will be reduced to reflect the reduction in the Advisor’s management fee.
Prior to November 1, 2022, the Fund paid First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $38,358,792 and $38,523,594, respectively.

Notes to Financial Statements (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023
For the fiscal year ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $1,308,598 and $5,704,622, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2023 and for the period from September 20, 2021 (commencement of investment operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2023 and for the period from September 20, 2021 (commencement of investment operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended August 31, 2023, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividend Received Deduction	Qualified Dividend Income
3.99%	3.99%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SkyBridge Crypto Industry and Digital Economy ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $15,539. This figure is comprised of $602 paid (or to be paid) in fixed compensation and $14,937 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $8,195 paid (or to be paid) to senior management of First Trust Advisors L.P. and $7,344 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

Additional Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SkyBridge Crypto Industry and Digital Economy ETF  (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and SkyBridge Capital II, LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s

Additional Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  In addition to the written materials provided by the Sub-Advisor, at the April 17, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was equal to the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2022.  The Board noted the Sub-Advisor’s discussion of the Fund’s performance at the April 17, 2023 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate

Additional Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the nature of its sub-advisory services to the Fund does not produce economies of scale and that it anticipates that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months.  The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statements that there are no other benefits derived or that may be derived by the Sub-Advisor or its affiliates from the Sub-Advisor’s relationship with the Advisor and the Fund and that the Sub-Advisor does not use soft dollars.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Additional Information (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
SkyBridge Capital II, LLC
527 Madison Avenue, 4th Floor
New York, NY 10022
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
August 31, 2023

First Trust Exchange-Traded Fund VIII

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Driehaus Capital Management LLC
Stephens Investment Management Group, LLC

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Annual Report
August 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Driehaus Capital Management LLC (“DCM”) and/or Stephens Investment Management Group, LLC (“SIMG”) (each, a “Sub-Advisor” and together, “Sub-Advisors”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (First Trust Multi-Manager Small Cap Opportunities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Annual Letter from the Chairman and CEO
August 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for the First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended August 31, 2023.
As many investors are aware, the Federal Reserve (the “Fed”) remains locked in a closely watched battle with stubbornly high inflation. At their most recent meeting (September 20, 2023), the Federal Open Market Committee voted to keep the Federal Funds target rate (upper bound) unchanged at 5.5%, marking the second pause in a series of eleven increases that started on March 16, 2022. To be sure, the Fed has made considerable progress in reducing rising prices but has yet to see inflation fall to its 2.0% goal. Inflation, as measured by the twelve month trailing change in the rate of the Consumer Price Index, stood at 3.7% on August 31, 2023, down from its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% set on June 30, 2023.
One impact of rising prices and higher interest rates is that Americans’ excess savings, defined as the difference between the savings rate during the COVID-19 pandemic recession and its pre-recession trend, appear to be nearly depleted. The Federal Reserve Bank of San Francisco estimates that by June 2023, U.S. households held less than $190 billion of the excess savings they accumulated after the onset of the pandemic recession. At the current pace, the bank estimates that these excess savings will be depleted sometime in the third quarter of 2023. For comparison, excess savings peaked at nearly $2.1 trillion in August 2021. In our view, these excess savings are one reason consumer spending has remained robust in the face of elevated prices. Once these savings are gone, we could see the consumer struggle to manage their debt burden, in our opinion. In a potential harbinger of things to come, delinquency rates have already begun to rise. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023, surpassing pre-pandemic levels.
Suffice it to say, the U.S. economy has remained resilient, registering positive changes to gross domestic product (“GDP”) in each of the past four quarters. Brian Wesbury, Chief Economist at First Trust, expects this growth to continue, estimating third quarter 2023 GDP could increase by as much as 4.0%. That said, Mr. Wesbury also notes that another quarter of economic growth does not mean that a recession is off the table. Several economic metrics continue to enjoy favorable comparisons to COVID-19-era lockdowns and recent governmental incentives, such as the CHIPS and Science Act of 2022, could be providing a temporary boost to economic growth.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”) seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities issued by small capitalization companies. The Fund considers small capitalization companies to be those companies with market capitalizations, at the time of investment, within the market capitalization range of the companies comprising the Russell 2000® Growth Index (as of the index’s most recent reconstitution). The Fund’s portfolio is principally composed of common stocks issued by companies domiciled in the United States and common stocks issued by non-U.S. companies that are principally traded in the United States. The Fund utilizes a multi-manager approach to provide exposure to the small capitalization growth segment of the equity market through the blending of multiple portfolio management teams. The Fund lists and principally trades its shares on the NYSE Arca, Inc. under the ticker symbol “MMSC.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 8/31/23	Inception (10/13/21) to 8/31/23	Inception (10/13/21) to 8/31/23
Fund Performance
NAV	8.04%	-10.49%	-18.82%
Market Price	7.91%	-10.52%	-18.87%
Index Performance
Russell 2000® Growth Index	6.78%	-9.96%	-17.91%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	24.2%
Information Technology	23.3
Health Care	18.6
Consumer Staples	8.4
Financials	7.6
Consumer Discretionary	7.6
Energy	7.0
Materials	2.4
Communication Services	0.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Celsius Holdings, Inc.	2.5%
BellRing Brands, Inc.	1.8
SPS Commerce, Inc.	1.6
SiteOne Landscape Supply, Inc.	1.5
TechnipFMC PLC	1.5
Super Micro Computer, Inc.	1.4
MGP Ingredients, Inc.	1.4
Axon Enterprise, Inc.	1.4
Kinsale Capital Group, Inc.	1.2
Onto Innovation, Inc.	1.2
Total	15.5%

Performance of a $10,000 Initial Investment
October 13, 2021 - August 31, 2023
$11,000
$10,000
$9,000
$8,000
$7,000
$8,209
$8,118
10/13/21
2/28/22
8/31/22
2/28/23
8/31/23
First Trust Multi-Manager Small Cap Opportunities ETF
Russell 2000® Growth Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Annual Report
August 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Multi-Manager Small Cap Opportunities ETF (“MMSC” or the “Fund”). The following serve as investment sub-advisors (each, a “Sub-Advisor”) to the Fund:Driehaus Capital Management LLC (“DCM”) and Stephens Investment Management Group, LLC (“SIMG”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, selecting and overseeing the investment sub-advisors, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The Advisor’s Investment Committee, which manages the Fund’s investments, consists of:
• Daniel J. Lindquist, Managing Director of First Trust
• Jon C. Erickson, Senior Vice President of First Trust
• David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
• Roger F. Testin, Senior Vice President of First Trust
• Stan Ueland, Senior Vice President of First Trust
• Chris A. Peterson, CFA, Senior Vice President of First Trust
• Erik Russo, Vice President of First Trust
Sub-Advisor Portfolio Managers
Driehaus Capital Management LLC
• Jeffrey James, Lead Portfolio Manager
• Michael Buck, Portfolio Manager
• Prakash Vijayan, CFA, Assistant Portfolio Manager
Stephens Investment Management Group, LLC
• Ryan E. Crane, Chief Investment Officer
• Kelly Ranucci, Senior Portfolio Manager
• John Keller, Portfolio Manager
• John M. Thornton, Senior Portfolio Manager
• Samuel M. Chase III, Senior Portfolio Manager
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund, while each of the Sub-Advisor portfolio managers provides non-discretionary investment advice to the Investment Committee. Each portfolio manager and member of the Advisor’s Investment Committee has served as a part of the portfolio management team of the Fund since October 2021.
Commentary
Market Overview
The 12-month period ended August 31, 2023, has been a favorable period for U.S. equities. Gains were largely broad based for equities, led by the Nasdaq and mega-cap technology stocks. Despite fears of an economic slowdown, the threat of a recession, and a regional bank crisis, the market proved resilient with positive results coming from across nearly all sectors. While larger cap technology names posted significant gains, a broadening out to other sectors and to smaller market caps certainly transpired as 2023 progressed.
The Russell small cap indices trailed their larger cap peers on a relative basis. However, smaller-cap growth indices posted four straight quarters of positive gains. The leadership over this period and throughout 2023 year-to-date thus far has been encouraging and largely bullish. Economically sensitive cyclical industries and secular growth companies outperformed while defensive groups generally lagged. Technology (particularly semiconductors), industrials, transports, homebuilders, and consumer leisure groups led. These groups typically represent bull market leadership. Defensive areas like staples, parts of health care and utilities all lagged. Energy and materials lagged, which is a positive sign for disinflation. Banks, however, are an important market bellwether group, and they continue to lag badly.

Portfolio Commentary (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Annual Report
August 31, 2023 (Unaudited)
From a macro perspective, the U.S. economy continues to grow and there are no immediate signs of a recession, in our view, thus far. The labor market remains very resilient with strong job growth. Key areas like construction and homebuilding are showing clear strength. The auto sector is recovering. Leisure spending, travel and services remain a source of expansion as post-Covid demand shows few signs of abating.
These areas of strength are surprising to some given the Federal Reserve’s (the “Fed”) restrictive monetary policy and the 500 plus basis point (“bps”) increase in the Federal Funds target rate since March of last year. A recession has been widely expected by market participants as the traditional indicators of a recession suggest one should occur. Despite this risk of a recession, equities have been strong in 2023 year-to-date as the rate of inflation continues to decline and economic growth remains positive (non-recessionary). The macro environment remains mixed with many conflicting variables.
Performance Review
For the twelve-month period ended August 31, 2023, the Fund returned 8.04% on a net asset value basis and 7.91% on a market price basis. The Russell 2000® Growth Index (the “Benchmark”) returned 6.78% over the same period.
During the same period, the Fund outperformed the Benchmark. Generally, the largest driver of outperformance was sector allocation, though stock selection was also additive. An overweight to the Consumer Staples sector was beneficial as the sector was up substantially more than the overall Benchmark returns. The stocks held by the Fund were up 40%, beating the Benchmark returns in the sector. elf Beauty, Inc., held by the Fund and overweight versus the Benchmark, was up 263.8% as the company has increased market share and expanded its product line. Another overweight holding for the Fund, Celsius Holdings, Inc., was up 89.4% with strong sales growth, record revenue reports, and the 2022 PepsiCo distribution partnership showing success. Stock selection within the Information Technology sector was also beneficial with an overweight allocation to Super Micro Computer, Inc., up 228% for the Fund, rising on the artificial intelligence euphoria and maintaining a competitive edge in the space. Another overweight holding, Axcelis Technologies, Inc., a producer of components for semiconductor companies, was up 187.2%, also benefitting relative performance. On the flip side, an underweight allocation to the Consumer Discretionary sector detracted some from relative performance as the sector outperformed the overall Benchmark return.
Market Outlook & Fund Positioning
Current market conditions are uncertain over the near-term as inflation, the Fed’s monetary policy and recession concerns remain the key focus for market participants. Yet, we are seeing encouraging signs across many industries and individual holdings.  The technical action across the equity market is improving as performance broadens out. Valuations remain appealing for many parts of the market, especially when compared to large caps.  Smaller cap stocks in general continue at their second largest discount to large caps over the past 40 years. Additionally, current small cap valuations are at levels similar to past recessions. While the case for a recession has conflicting variables for and against, the market has been discounting a recession for over a year. Intermediate term, in our view, the case for small cap stocks is very compelling as history shows that small caps typically materially outperform during the first five years or more of a new market cycle.

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Understanding Your Fund Expenses
August 31, 2023 (Unaudited)
As a shareholder of First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Actual	$1,000.00	$1,072.60	0.95%	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(March 1, 2023 through August 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments
August 31, 2023

Shares	Description	Value
COMMON STOCKS — 97.8%
	Aerospace & Defense — 4.4%
629	AeroVironment, Inc. (a)	$61,032
468	Axon Enterprise, Inc. (a)	99,642
328	HEICO Corp., Class A	44,421
3,653	Kratos Defense & Security Solutions, Inc. (a)	58,777
2,828	Leonardo DRS, Inc. (a)	48,415
113	Moog, Inc., Class A	13,126
		325,413
	Air Freight & Logistics — 0.4%
382	Hub Group, Inc., Class A (a)	29,811
	Automobile Components — 0.9%
183	Fox Factory Holding Corp. (a)	20,278
150	Gentherm, Inc. (a)	9,032
259	Visteon Corp. (a)	36,071
		65,381
	Beverages — 3.8%
908	Celsius Holdings, Inc. (a)	178,004
834	MGP Ingredients, Inc.	99,997
		278,001
	Biotechnology — 6.6%
1,095	ACELYRIN, Inc. (a)	27,736
242	Apellis Pharmaceuticals, Inc. (a)	10,215
729	Apogee Therapeutics, Inc. (a)	16,723
444	Biomea Fusion, Inc. (a)	7,490
1,514	Crinetics Pharmaceuticals, Inc. (a)	26,222
2,461	Exelixis, Inc. (a)	55,102
1,519	Halozyme Therapeutics, Inc. (a)	64,649
83	Karuna Therapeutics, Inc. (a)	15,584
266	Krystal Biotech, Inc. (a)	33,112
597	Merus N.V. (a)	13,355
322	Morphic Holding, Inc. (a)	17,736
569	Natera, Inc. (a)	33,417
977	Nuvalent, Inc., Class A (a)	44,522
441	Ultragenyx Pharmaceutical, Inc. (a)	16,224
717	Vaxcyte, Inc. (a)	37,227
1,757	Xenon Pharmaceuticals, Inc. (a)	68,488
		487,802
	Broadline Retail — 0.4%
244	Ollie’s Bargain Outlet Holdings, Inc. (a)	18,807
412	Savers Value Village, Inc. (a)	10,197
		29,004
	Building Products — 3.1%
646	AAON, Inc.	40,705
2,129	AZEK (The) Co., Inc. (a)	72,407
Shares	Description	Value

	Building Products (Continued)
2,808	Hayward Holdings, Inc. (a)	$41,559
182	Simpson Manufacturing Co., Inc.	29,076
630	Trex Co., Inc. (a)	44,963
		228,710
	Capital Markets — 1.2%
149	Evercore, Inc., Class A	20,868
53	MarketAxess Holdings, Inc.	12,769
357	Piper Sandler Cos.	53,186
		86,823
	Chemicals — 0.6%
295	Balchem Corp.	41,447
	Commercial Services & Supplies — 1.5%
1,087	Montrose Environmental Group, Inc. (a)	41,784
206	MSA Safety, Inc.	37,632
178	Tetra Tech, Inc.	28,009
		107,425
	Communications Equipment — 0.6%
499	Digi International, Inc. (a)	16,657
936	Extreme Networks, Inc. (a)	25,693
		42,350
	Construction & Engineering — 2.3%
667	Ameresco, Inc., Class A (a)	29,008
382	Arcosa, Inc.	29,880
342	Comfort Systems USA, Inc.	63,123
105	EMCOR Group, Inc.	23,546
546	WillScot Mobile Mini Holdings Corp. (a)	22,397
		167,954
	Construction Materials — 0.4%
771	Summit Materials, Inc., Class A (a)	28,843
	Consumer Finance — 1.9%
751	Encore Capital Group, Inc. (a)	35,192
4,881	EZCORP, Inc., Class A (a)	41,049
754	FirstCash Holdings, Inc.	67,347
		143,588
	Consumer Staples Distribution & Retail — 0.6%
1,687	Chefs’ Warehouse (The), Inc. (a)	48,147
	Diversified Consumer Services — 0.9%
393	Bright Horizons Family Solutions, Inc. (a)	37,107
181	Duolingo, Inc. (a)	26,636
		63,743
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services — 0.2%
350	Iridium Communications, Inc.	$17,132
	Electrical Equipment — 1.5%
174	Atkore, Inc. (a)	26,791
2,219	Enovix Corp. (a)	30,578
672	NEXTracker, Inc., Class A (a)	28,305
686	Vertiv Holdings Co.	27,021
		112,695
	Electronic Equipment, Instruments & Components — 1.0%
222	Badger Meter, Inc.	36,870
354	Cognex Corp.	16,666
1,828	nLight, Inc. (a)	20,858
		74,394
	Energy Equipment & Services — 3.8%
796	Cactus, Inc., Class A	42,459
291	Noble Corp. PLC	15,347
5,509	TechnipFMC PLC	104,891
629	Tidewater, Inc. (a)	40,904
4,424	Transocean Ltd. (a)	36,188
446	Weatherford International PLC (a)	39,480
		279,269
	Entertainment — 0.4%
332	World Wrestling Entertainment, Inc., Class A	32,055
	Financial Services — 1.9%
1,244	Flywire Corp. (a)	43,017
785	Remitly Global, Inc. (a)	19,743
218	Shift4 Payments, Inc., Class A (a)	12,380
956	Toast, Inc., Class A (a)	21,195
211	WEX, Inc. (a)	41,394
		137,729
	Food Products — 0.6%
224	Freshpet, Inc. (a)	16,914
608	Mission Produce, Inc. (a)	5,788
992	Sovos Brands, Inc. (a)	22,221
		44,923
	Ground Transportation — 0.8%
142	Saia, Inc. (a)	60,520
	Health Care Equipment & Supplies — 4.4%
1,609	Alphatec Holdings, Inc. (a)	26,307
191	AtriCure, Inc. (a)	8,624
294	Axonics, Inc. (a)	16,846
Shares	Description	Value

	Health Care Equipment & Supplies (Continued)
497	Glaukos Corp. (a)	$37,345
105	Inspire Medical Systems, Inc. (a)	23,822
45	Insulet Corp. (a)	8,627
244	iRhythm Technologies, Inc. (a)	25,222
172	Lantheus Holdings, Inc. (a)	11,772
1,592	Neogen Corp. (a)	36,807
587	NuVasive, Inc. (a)	23,333
624	Omnicell, Inc. (a)	35,481
68	Shockwave Medical, Inc. (a)	14,986
646	Tandem Diabetes Care, Inc. (a)	17,675
575	TransMedics Group, Inc. (a)	37,737
		324,584
	Health Care Providers & Services — 1.6%
823	Acadia Healthcare Co., Inc. (a)	63,453
850	HealthEquity, Inc. (a)	57,418
		120,871
	Health Care Technology — 0.7%
1,036	HealthStream, Inc.	21,787
746	Schrodinger, Inc. (a)	27,520
		49,307
	Hotels, Restaurants & Leisure — 2.5%
383	Cava Group, Inc. (a)	17,009
527	First Watch Restaurant Group, Inc. (a)	10,076
635	Papa John’s International, Inc.	48,070
198	Texas Roadhouse, Inc.	20,612
343	Wingstop, Inc.	55,100
1,481	Xponential Fitness, Inc., Class A (a)	32,078
		182,945
	Household Durables — 1.6%
556	Installed Building Products, Inc.	80,470
133	Meritage Homes Corp.	18,492
287	Skyline Champion Corp. (a)	20,455
		119,417
	Insurance — 2.5%
222	Kinsale Capital Group, Inc.	88,496
765	Palomar Holdings, Inc. (a)	39,023
1,163	Ryan Specialty Holdings, Inc. (a)	56,696
		184,215
	IT Services — 1.2%
2,212	Fastly, Inc., Class A (a)	52,623
187	Globant S.A. (a)	38,236
		90,859
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services — 2.9%
687	Azenta, Inc. (a)	$38,768
759	BioLife Solutions, Inc. (a)	10,026
492	Bio-Techne Corp.	38,573
154	ICON PLC (a)	40,031
98	Medpace Holdings, Inc. (a)	26,487
46	OmniAb, Inc. - 12.5 Earnout Shares (a) (b) (c) (d) (e)	0
46	OmniAb, Inc. - 15 Earnout Shares (a) (b) (c) (d) (e)	0
285	Repligen Corp. (a)	49,564
217	Syneos Health, Inc. (a)	9,272
		212,721
	Machinery — 3.9%
405	Chart Industries, Inc. (a)	73,135
366	Esab Corp.	26,414
550	Federal Signal Corp.	33,523
1,000	Kornit Digital Ltd. (a)	22,260
221	Lindsay Corp.	27,426
233	RBC Bearings, Inc. (a)	53,716
510	SPX Technologies, Inc. (a)	40,300
235	Terex Corp.	14,243
		291,017
	Media — 0.2%
806	Integral Ad Science Holding Corp. (a)	11,502
434	Magnite, Inc. (a)	3,580
		15,082
	Metals & Mining — 1.4%
1,312	ATI, Inc. (a)	59,473
697	Carpenter Technology Corp.	43,653
		103,126
	Oil, Gas & Consumable Fuels — 3.1%
2,136	Cameco Corp.	79,032
1,940	Magnolia Oil & Gas Corp., Class A	44,232
5,824	Southwestern Energy Co. (a)	39,487
2,267	Viper Energy Partners L.P.	63,068
		225,819
	Personal Care Products — 3.2%
3,109	BellRing Brands, Inc. (a)	129,023
568	elf Beauty, Inc. (a)	78,787
201	Inter Parfums, Inc.	28,086
		235,896
	Pharmaceuticals — 1.9%
333	Axsome Therapeutics, Inc. (a)	26,906
377	Ligand Pharmaceuticals, Inc. (a)	24,795
Shares	Description	Value

	Pharmaceuticals (Continued)
892	Pacira BioSciences, Inc. (a)	$31,488
1,299	Supernus Pharmaceuticals, Inc. (a)	41,360
581	Ventyx Biosciences, Inc. (a)	19,464
		144,013
	Professional Services — 2.1%
313	FTI Consulting, Inc. (a)	58,162
336	ICF International, Inc.	45,380
657	Maximus, Inc.	53,099
		156,641
	Semiconductors & Semiconductor Equipment — 5.9%
704	Aehr Test Systems (a)	35,911
372	Ambarella, Inc. (a)	23,120
414	Axcelis Technologies, Inc. (a)	79,550
736	Camtek Ltd. (a)	44,381
567	Lattice Semiconductor Corp. (a)	55,146
617	Onto Innovation, Inc. (a)	85,751
427	Power Integrations, Inc.	35,876
892	Rambus, Inc. (a)	50,371
203	Silicon Laboratories, Inc. (a)	27,377
		437,483
	Software — 12.4%
363	Agilysys, Inc. (a)	25,608
226	Appfolio, Inc., Class A (a)	43,566
79	Aspen Technology, Inc. (a)	15,326
933	Box, Inc., Class A (a)	24,706
499	CyberArk Software Ltd. (a)	82,854
502	Descartes Systems Group (The), Inc. (a)	37,630
930	Envestnet, Inc. (a)	50,806
765	Five9, Inc. (a)	55,363
369	Guidewire Software, Inc. (a)	31,893
375	Manhattan Associates, Inc. (a)	75,982
724	Model N, Inc. (a)	19,548
408	Monday.com Ltd. (a)	72,396
809	Procore Technologies, Inc. (a)	54,648
1,284	PROS Holdings, Inc. (a)	46,044
250	Qualys, Inc. (a)	38,912
744	Rapid7, Inc. (a)	37,490
614	SPS Commerce, Inc. (a)	114,284
727	Tenable Holdings, Inc. (a)	32,984
36	Tyler Technologies, Inc. (a)	14,343
1,148	Varonis Systems, Inc. (a)	36,656
		911,039
	Specialty Retail — 0.8%
126	Five Below, Inc. (a)	21,667
134	Floor & Decor Holdings, Inc., Class A (a)	13,360
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Portfolio of Investments (Continued)
August 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
919	Revolve Group, Inc. (a)	$13,463
2,686	Sportsman’s Warehouse Holdings, Inc. (a)	12,920
		61,410
	Technology Hardware, Storage & Peripherals — 1.7%
509	Pure Storage, Inc., Class A (a)	18,625
378	Super Micro Computer, Inc. (a)	103,980
		122,605
	Textiles, Apparel & Luxury Goods — 0.4%
539	Skechers U.S.A., Inc., Class A (a)	27,117
	Trading Companies & Distributors — 3.6%
330	Applied Industrial Technologies, Inc.	50,942
1,526	Core & Main, Inc., Class A (a)	50,114
1,446	FTAI Aviation Ltd.	53,444
630	SiteOne Landscape Supply, Inc. (a)	107,850
		262,350
	Total Common Stocks	7,211,676
	(Cost $6,419,318)
MONEY MARKET FUNDS — 2.2%
166,161	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (f)	166,161
	(Cost $166,161)

	Total Investments — 100.0%	7,377,837
	(Cost $6,585,479)
	Net Other Assets and Liabilities — (0.0)%	(3,494)
	Net Assets — 100.0%	$7,374,343

(a)	Non-income producing security.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”).
(c)	Restricted security as to resale, excluding Rule 144A securities (see Note2D - Restricted Securities in the Notes to Financial Statements).
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At August 31, 2023, securities noted
as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(f)	Rate shown reflects yield as of August 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of August 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 8/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$212,721	$212,721	$—	$— **
Other Industry Categories*	6,998,955	6,998,955	—	—
Money Market Funds	166,161	166,161	—	—
Total Investments	$7,377,837	$7,377,837	$—	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statement of Assets and Liabilities
August 31, 2023

ASSETS:
Investments, at value	$7,377,837
Dividends receivable	2,325
Total Assets	7,380,162

LIABILITIES:
Investment advisory fees payable	5,819
Total Liabilities	5,819
NET ASSETS	$7,374,343

NET ASSETS consist of:
Paid-in capital	$7,291,375
Par value	4,500
Accumulated distributable earnings (loss)	78,468
NET ASSETS	$7,374,343
NET ASSET VALUE, per share	$16.39
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	450,002
Investments, at cost	$6,585,479
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statement of Operations
For the Year Ended August 31, 2023

INVESTMENT INCOME:
Dividends	$17,692
Foreign withholding tax	(38)
Total investment income	17,654

EXPENSES:
Investment advisory fees	40,898
Total expenses	40,898
NET INVESTMENT INCOME (LOSS)	(23,244)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(381,066)
Foreign currency transactions	1
Net realized gain (loss)	(381,065)
Net change in unrealized appreciation (depreciation) on investments	971,153
NET REALIZED AND UNREALIZED GAIN (LOSS)	590,088
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$566,844
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Statements of Changes in Net Assets

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)
OPERATIONS:
Net investment income (loss)	$(23,244)	$(8,447)
Net realized gain (loss)	(381,065)	(314,371)
Net change in unrealized appreciation (depreciation)	971,153	(178,795)
Net increase (decrease) in net assets resulting from operations	566,844	(501,613)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	5,290,488	2,018,624
Cost of shares redeemed	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	5,290,488	2,018,624
Total increase (decrease) in net assets	5,857,332	1,517,011

NET ASSETS:
Beginning of period	1,517,011	—
End of period	$7,374,343	$1,517,011

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	100,002	—
Shares sold	350,000	100,002
Shares redeemed	—	—
Shares outstanding, end of period	450,002	100,002

(a)	Inception date is October 13, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
Financial Highlights
For a share outstanding throughout each period

	Year Ended 8/31/2023	Period Ended 8/31/2022 (a)

Net asset value, beginning of period	$15.17	$20.19
Income from investment operations:
Net investment income (loss)	(0.08) (b)	(0.08)
Net realized and unrealized gain (loss)	1.30	(4.94)
Total from investment operations	1.22	(5.02)
Net asset value, end of period	$16.39	$15.17
Total return (c)	8.04%	(24.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,374	$1,517
Ratio of total expenses to average net assets	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.55)% (d)
Portfolio turnover rate (e)	79%	74%

(a)	Inception date is October 13, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of sixty-nine funds that are offering shares. This report covers the First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), which trades under the ticker “MMSC” on the NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities issued by small capitalization companies. The Fund considers small capitalization companies to be those companies with market capitalizations, at the time of investment, within the market capitalization range of the companies comprising the Russell 2000® Growth Index (as of the index’s most recent reconstitution). The Fund’s portfolio is principally composed of common stocks issued by companies domiciled in the United States and common stocks issued by non-U.S. companies that are principally traded in the United States. The Fund utilizes a multi-manager approach to provide exposure to the small capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of August 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023
income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Restricted Securities
As of August 31, 2023, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
OmniAb, Inc. - 12.5 Earnout Shares	11/02/2022	46	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/2022	46	0.00	0	0	0.00
				$0	$0	0.00%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The Fund did not pay a distribution during its fiscal period ended August 31, 2022 and fiscal year ended August 31, 2023.
As of August 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(18,455)
Accumulated capital and other gain (loss)	(602,167)
Net unrealized appreciation (depreciation)	699,090
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 and taxable year ended 2023 remain open to federal and state audit. As of August 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2023, for federal income tax purposes, the Fund had $602,167 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2023, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

Qualified Late Year Losses
Ordinary Losses	Capital Losses
$18,455	$—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$9,784	$(1)	$(9,783)
As of August 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,678,747	$1,127,904	$(428,814)	$699,090
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the Fund’s portfolio based on recommendations provided by the Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. Effective November 1, 2022, the annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023
Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion up to and including $15 billion	0.85500%
Fund net assets greater than $15 billion	0.80750%
Prior to November 1, 2022, the Fund paid First Trust an annual management fee equal to 0.95% of its average daily net assets.
The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Driehaus Capital Management LLC (“DCM”) and Stephens Investment Management Group, LLC (“SIMG”) (each, a “Sub-Advisor” and together, “Sub-Advisors”), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the “Sub-Advisory Agreements”). In this capacity, DCM and SIMG are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund’s portfolio they have been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.35% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.35% of the average daily net assets of the portion of the Fund’s assets allocated to that sub-advisor). Each Sub-Advisor’s fees are paid by First Trust out of First Trust’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended August 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $3,328,442 and $3,311,295, respectively.
For the fiscal year ended August 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $5,120,448 and $0, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with

Notes to Financial Statements (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023
secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2024.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2023 and for the period from October 13, 2021 (commencement of investment operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2023 and for the period from October 13, 2021 (commencement of investment operations) through August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
October 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
There were no distributions made by MMSC during the Fund’s fiscal year ended August 31, 2023; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of First Trust Multi-Manager Small Cap Opportunities ETF (the “Fund”), and First Trust Advisors L.P. (the “Advisor”); the Investment Sub-Advisory Agreement (the “Driehaus Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Driehaus Capital Management LLC (“Driehaus”); and the Investment Sub-Advisory Agreement (the “Stephens Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Stephens Investment Management Group, LLC (“Stephens”).  The Driehaus Sub-Advisory Agreement and the Stephens Sub-Advisory Agreement are collectively referred to as the “Sub-Advisory Agreements.”  Driehaus and Stephens are each referred to as a “Sub-Advisor” and collectively as the “Sub-Advisors.”  The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the “Agreements.”  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fees as compared to fees charged to other clients of the Sub-Advisors; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial

Additional Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
data for each Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisors; and information on the Advisor’s and each Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements.  The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the allocation of assets between the Sub-Advisors performed by members of the Advisor’s Investment Committee, as well as the background and experience of the persons responsible for such services.  The Board considered that each Sub-Advisor acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund’s portfolio trades.  The Board noted that the Advisor oversees the management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, each Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreements, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisors actively manage the Fund’s investments.  The Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor’s non-discretionary management of the portion of the Fund’s assets allocated to it.  In considering each Sub-Advisor’s services to the Fund, the Board noted the background and experience of each Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of each portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and the Sub-Advisors have managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided.  The Board noted that the Advisor pays each Sub-Advisor a separate sub-advisory fee from the unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the

Additional Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisors for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
With respect to the Driehaus Sub-Advisory Agreement, the Board considered Driehaus’ statements that it expects to earn a reasonable profit from its advisory relationship with the Fund after the allocation of overhead costs primarily due to having other client accounts that employ the same strategy as the Fund to scale fixed costs, but that Driehaus does not expect any sustained and meaningful economies of scale related to its relationship with the Fund in the near term.  The Board noted that the Advisor pays Driehaus from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of Driehaus with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by Driehaus from its relationship with the Fund, and noted Driehaus’ statement that it does not expect any other benefits to be derived from its relationship with the Advisor and the Fund.  The Board noted that Driehaus acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund.  The Board concluded that the character and amount of potential indirect benefits to Driehaus were not unreasonable.
With respect to the Stephens Sub-Advisory Agreement, the Board considered Stephens’ statements that it believes the sub-advisory fee reflects economies of scale for the benefit of the Fund’s investors, that it does not anticipate additional economies of scale in the near future and that it believes the sub-advisory fee is appropriate in light of any economies of scale.  The Board noted that the Advisor pays Stephens from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of Stephens with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by Stephens from its relationship with the Fund, and noted Stephens’ description of marketing and related benefits it expects to receive from its

Additional Information (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
relationship with the Advisor and the Fund.  The Board noted that Stephens acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund.  The Board concluded that the character and amount of potential indirect benefits to Stephens were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	241	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	241
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	241
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	241	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	241	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	241	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)
August 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
Stephens Investment Management Group, LLC
111 Center Street
Little Rock, AR 72201
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	Not applicable.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,060,313 for the fiscal year ended August 31, 2022 and $1,277,125 for the fiscal year ended August 31, 2023.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2022 and $0 for the fiscal year ended August 31, 2023.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2022 and $0 for the fiscal year ended August 31, 2023.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $478,151 for the fiscal year ended August 31, 2022 and $763,793 for the fiscal year ended August 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for Passive Foreign Investment Company Identification.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for the fiscal year ended August 31, 2022 and $0 for the fiscal year ended August 31, 2023.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2022 and $0 for the fiscal year ended August 31, 2023.

All Other Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2022 and $0 for the fiscal year ended August 31, 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%

(c) 0%	(c) 0%

(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended August 31, 2022, were $478,151 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor; and for the fiscal year ended August 31, 2023 were $763,793 for the registrant, $31,000 for the registrant’s investment advisor and $45,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Denise M. Keefe, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VIII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 9, 2023
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	November 9, 2023

* Print the name and title of each signing officer under his or her signature.